         As filed with the Securities and Exchange Commission on April 29, 2005.
                                                      Registration No. 333-70728


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-4


             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                         POST-EFFECTIVE AMENDMENT NO. 8


                                     and/or

         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
                                AMENDMENT NO. 30

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)
                               SEPARATE ACCOUNT H
(formerly, The Manufacturers Life Insurance Company (U.S.A.) Separate Account H)
                           (Exact name of Registrant)

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)
          (formerly, The Manufacturers Life Insurance Company (U.S.A.))
                               (Name of Depositor)

                              38500 Woodward Avenue
                        Bloomfield Hills, Michigan 48304
              (Address of Depositor's Principal Executive Offices)

                                 (617) 663-3000
               (Depositor's Telephone Number Including Area Code)

                           Arnold R. Bergman, Esquire
                  John Hancock Life Insurance Company (U.S.A.)
                               601 Congress Street
                                Boston, MA 02210
                     (Name and Address of Agent for Service)

                                    Copy to:
                              John W. Blouch, Esq.
                               Dykema Gossett PLLC
                                 Suite 300 West
                                1300 I Street, NS
                            Washington, DC 20005-3306

Title of Securities Being Registered: Variable Annuity Insurance Contracts

It is proposed that this filing will become effective:

  [ ] immediately upon filing pursuant to paragraph (b) of Rule 485


  [X] on May 2, 2005 pursuant to paragraph (b) of Rule 485


  [ ] 60 days after filing pursuant to paragraph (a)(1) of Rule 485


  [ ] on , 2005 pursuant to paragraph (a)(1) of Rule 485


If appropriate, check the following box:

  [ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

This registration statement also relates to variable annuity contracts covered by earlier registration statements under file no. 333- 70730.

                   JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A)
                               SEPARATE ACCOUNT H

                  CROSS REFERENCE TO ITEMS REQUIRED BY FORM N-4

N-4 Item     Caption in Prospectus
Part A       ---------------------
------
1..........  Cover Page
2..........  Appendix A:  Special Terms
3..........  Summary
4..........  Appendix B:  Table of Accumulation Values
5..........  General Information about Us, The Variable Account, the Portfolio
6..........  Charges and Deductions; Withdrawal Charges; Reduction or Elimination of Withdrawal Charges;
                Administration Fees; Mortality and Expense Risks Charge; Taxes; Expenses of Distributing the
                Contract
7..........  Accumulation Period Provisions; Company Approval; Purchase Payments; Accumulation Units; Net
                Investment Factor; Transfers Among Investment Options; Telephone Transactions; Special Transfer
                Services - Dollar Cost Averaging; Asset Rebalancing Program; Withdrawals; Special Withdrawal
                Services - the Income Plan; Contract Owner Inquiries; Other Contract Provisions; Ownership;
                Beneficiary; Modification
8..........  Pay Out Period Provisions; General; Annuity Options; Determination of Amount of the First Variable
                Annuity Benefit Payment; Annuity Units and the Determination of Subsequent Variable Annuity
                Benefit Payments; Transfers During the Pay Out During the Pay Out Period
9..........  Accumulation Period Provisions; Death Benefit During the Accumulation Period; Pay Out Period
                Provisions; Death Benefit Period
10.........  Accumulation Period Provisions; Purchase Payments; Accumulation Units; Value of Accumulation Units;
                Net Investment Factor; Distribution of Contracts
11.........  Withdrawals; Restrictions under the Texas Optional Retirement Program; Accumulation Period
                Provisions; Purchase Payments; Other Contract Provisions; Ten Day Right to Review
12.........  Federal Tax Matters; Introduction; Taxation of Annuities in General; Diversification Requirements;
                Qualified Retirement Plans; Appendix G:  Qualified Plan Types
13.........  Legal Proceedings
14.........  Statement of Additional Information - Table of Contents

Part B ....  Caption in Statement of Additional Information
------       -----------------------------------------------

15.........  Cover Page
16.........  Table of Contents
17.........  General Information and History.
18.........  Services-Independent Auditors, Services-Servicing Agent
19.........  Not Applicable
20.........  Services - Principal Underwriter
21.........  Performance Data
22.........  Not Applicable
23.........  Financial Statements

                                     PART A

                      INFORMATION REQUIRED IN A PROSPECTUS

                              PROSPECTUS VERSION I
                                    "VENTURE"

       ANNUITY SERVICE OFFICE                          MAILING ADDRESS
         601 Congress Street                        Post Office Box 55230
  Boston, Massachusetts 02210-2805            Boston, Massachusetts 02205-5230
  (617) 663-3000 or (800) 344-1029              www.johnhancockannuities.com


                          Prospectus dated May 2, 2005
                                for interests in
        John Hancock Life Insurance Company (U.S.A.) Separate Account H*


                       Interests are made available under

                            VENTURE VARIABLE ANNUITY

             a flexible purchase payment deferred combination fixed
                     and variable annuity contract issued by
                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A)*


Except as specifically noted here and under the caption "FIXED ACCOUNT INVESTMENT OPTION" below, this Prospectus describes only the variable portion of the contract. Below is a list of the 77 variable investment options.


Science & Technology
Pacific Rim
Health Sciences
Emerging Growth


Small Cap Growth


Emerging Small Company
Small Cap
Small Cap Index
Small Company
Dynamic Growth
Mid Cap Stock
Natural Resources
All Cap Growth
Strategic Opportunities
Financial Services
International Opportunities
International Stock
International Small Cap
International Equity Index
Overseas Equity
American International
International Value
Quantitative Mid Cap
Mid Cap Index
Mid Cap Core
Global
Capital Appreciation
American Growth


U.S. Global Leaders Growth


Quantitative All Cap
All Cap Core
Large Cap Growth
Total Stock Market Index
Blue Chip Growth
U.S. Large Cap
Core Equity
Strategic Value
Large Cap Value
Classic Value
Utilities
Real Estate Securities
Small Cap Opportunities


Small Cap Value


Small Company Value
Special Value


Mid Value


Mid Cap Value
Value
All Cap Value
Growth & Income II
500 Index
Fundamental Value
Large Cap
Quantitative Value
American Growth -Income
Equity-Income
American Blue Chip Income and Growth
Income & Value
PIMCO VIT All Asset Portfolio
Global Allocation
High Yield
U.S. High Yield Bond
Strategic Bond
Strategic Income
Global Bond
Investment Quality Bond
Total Return
Real Return Bond
Core Bond
Active Bond
U.S. Government Securities
Money Market
Lifestyle Aggressive 1000
Lifestyle Growth 820
Lifestyle Balanced 640
Lifestyle Moderate 460
Lifestyle Conservative 280

CONTRACTS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR INSURED, GUARANTEED OR ENDORSED BY, ANY BANK, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY. PLEASE READ THIS PROSPECTUS CAREFULLY AND KEEP IT FOR FUTURE REFERENCE. IT CONTAINS INFORMATION ABOUT THE VARIABLE ACCOUNT AND THE VARIABLE PORTION OF THE CONTRACT THAT THE CONTRACT OWNER ("YOU") SHOULD KNOW BEFORE INVESTING. THE CONTRACTS HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION ("SEC"). NEITHER THE SEC NOR ANY STATE HAS DETERMINED WHETHER THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


Additional information about the contract and the Variable Account is contained in a Statement of Additional Information, dated the same date as this Prospectus, which has been filed with the SEC and is incorporated herein by reference. The Statement of Additional Information is available without charge upon request by writing us at the address above, by telephoning (800) 344-1029 or by visiting our website listed above. The SEC maintains a Web site (http://www.sec.gov) that contains the Statement of Additional Information and other information about us, the contracts and the Variable Account. We list the Table of Contents of the Statement of Additional Information on the next page.


*BEFORE JANUARY 1, 2005, WE WERE KNOWN AS "THE MANUFACTURERS LIFE INSURANCE COMPANY (U.S.A.)" AND WE REFERRED TO THE VARIABLE ACCOUNT AS "THE MANUFACTURERS LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H."

In this Prospectus, we refer to the issuer of the contract as "JOHN HANCOCK USA," "WE," "US," "OUR," or "THE COMPANY." We use the word "CONTRACT" to refer both to an individual contract and to a certificate evidencing a participating interest in a group contract. Contract values (other than those allocated to the fixed account) and variable annuity benefit payments will vary according to the investment performance of the sub-accounts of one of our separate accounts, John Hancock Life Insurance Company U.S.A. Separate Account H (the "VARIABLE Account").


                                TABLE OF CONTENTS


SUMMARY..................................................................................             4
FEE TABLES...............................................................................             8
  EXAMPLES...............................................................................            13
GENERAL INFORMATION ABOUT US, THE VARIABLE ACCOUNT, AND THE PORTFOLIOS...................            17
    John Hancock USA.....................................................................            17
    The Variable Account.................................................................            17
    The Portfolios.......................................................................            18
DESCRIPTION OF THE CONTRACT..............................................................            27
  Eligible Plans.........................................................................            27
  Eligible Groups........................................................................            27
  Accumulation Period Provisions.........................................................            27
    Purchase Payments....................................................................            27
    Accumulation Units...................................................................            28
    Value of Accumulation Units..........................................................            28
    Net Investment Factor................................................................            29
    Maximum Number of Investment Options.................................................            30
    Telephone and Electronic Transactions................................................            30
    Special Transfer Services - Dollar Cost Averaging....................................            31
    Asset Rebalancing Program............................................................            31
    Withdrawals..........................................................................            32
    Special Withdrawal Services - The Income Plan........................................            33
    Death Benefit During Accumulation Period.............................................            33
  Pay-out Period Provisions..............................................................            35
    General..............................................................................            35
    Annuity Options......................................................................            35
    Determination of Amount of the First Variable Annuity Benefit Payment................            37
    Annuity Units and the Determination of Subsequent Variable Annuity Benefit Payments..            37
    Transfers During Pay-out Period......................................................            37
    Death Benefit During Pay-out Period..................................................            38
  Other Contract Provisions..............................................................            38
    Right to Review......................................................................            38
    Ownership............................................................................            38
    Annuitant............................................................................            39
    Beneficiary..........................................................................            39
    Modification.........................................................................            39
    Our Approval.........................................................................            39
    Discontinuance of New Owners.........................................................            39
    Misstatement and Proof of Age, Sex or Survival.......................................            39
  Fixed Account Investment Options.......................................................            39
  Optional Benefits......................................................................            43
    Principal Plus.......................................................................            43
    Guaranteed Earnings Multiplier.......................................................            51
CHARGES AND DEDUCTIONS...................................................................            52
    Withdrawal Charges...................................................................            52
    Waiver of Applicable Withdrawal Charge - Confinement to eligible nursing home........            53
    Administration Fees..................................................................            54
    Mortality and Expense Risks Charge...................................................            54
    Reduction or Elimination of Charges and Deductions...................................            55
FEDERAL TAX MATTERS......................................................................            56
  Introduction...........................................................................            56
  Our Tax Status.........................................................................            56
  Taxation of Annuities in General.......................................................            56
    Tax Deferral During Accumulation Period..............................................            56
    Taxation of Partial and Full Withdrawals.............................................            58
    Taxation of Annuity Benefit Payments.................................................            58
    Taxation of Death Benefit Proceeds...................................................            59
    Penalty Tax on Premature Distributions...............................................            59
    Aggregation of Contracts.............................................................            59
  Qualified Retirement Plans.............................................................            60
    Direct Rollovers.....................................................................            61
    Loans................................................................................            61
  Federal Income Tax Withholding.........................................................            62
    Special Considerations for Puerto Rico Annuity
     Contracts...........................................................................            62
GENERAL MATTERS..........................................................................            62
    Asset Allocation Services............................................................            62
    Restrictions Under the Texas Optional Retirement Program.............................            63
    Distribution of Contracts............................................................            63
    Contract Owner Inquiries.............................................................            65
    Confirmation Statements..............................................................            65
    Legal Proceedings....................................................................            65
    Voting Interest......................................................................            65
    Reinsurance Arrangements.............................................................            65
APPENDIX A: Special Terms................................................................           A-1
APPENDIX B: Examples of Calculation of Withdrawal Charge.................................           B-1
APPENDIX C: State Premium Taxes..........................................................           C-1

APPENDIX D: Prior Contracts -Ven 7 and Ven 8 Contracts..................................            D-1
APPENDIX E: Prior Contracts-Ven 1 and Ven 3 Contracts...................................            E-1
APPENDIX F: Exchange Offer - Ven 7 and Ven 8 Contracts..................................            F-1
APPENDIX G: Exchange Offer - Ven 1 and Ven 3 Contracts..................................            G-1
APPENDIX H: Exchange Offer - Lifestyle Annuity Contracts................................            H-1
APPENDIX I: Exchange Offer - Multi-Account Flexible Payment Variable Annuity............            I-1
APPENDIX J: Qualified Plan Types........................................................            J-1
APPENDIX K: Product Features Available for Older Contracts..............................            K-1
APPENDIX U: Tables of Accumulation Unit Values..........................................            U-1

The Table of Contents of the STATEMENT OF ADDITIONAL INFORMATION lists the following subjects that it covers:

GENERAL INFORMATION AND


HISTORY..................................................................................             3
ACCUMULATION UNIT VALUE
TABLES...................................................................................             3
SERVICES.................................................................................             3
       Independent Auditors..............................................................             3
       Servicing Agent...................................................................             3
       Principal Underwriter.............................................................             3
APPENDIX A: ACCUMULATION UNIT VALUE TABLES...............................................           A-1
APPENDIX B: FINANCIAL STATEMENTS.........................................................           B-1

                                     SUMMARY

This Summary section is an overview of the contract. For further information, see the appropriate section of the prospectus.

OVERVIEW OF THE CONTRACT. The Venture contract offered by this Prospectus is a flexible purchase payment deferred combination fixed and variable annuity contract. The contract provides for the accumulation of contract values and the payment of annuity benefits on a variable and/or fixed basis. The Prospectus describes both participating interests in group deferred annuity contracts and individual deferred annuity contracts.

Under the contract, you make one or more payments to us for a period of time (the "ACCUMULATION PERIOD") and then later, beginning on the "MATURITY DATE" we make one or more annuity benefit payments (the "PAY-OUT PERIOD"). Contract values during the accumulation period and the amounts of annuity benefit payments during the pay-out period may either be variable or fixed, depending upon the investment option(s) you select. You may use the contract to fund either a non-qualified or tax-qualified retirement plan.


When you purchase a variable annuity for any tax-qualified retirement plan, the variable annuity does not provide any additional tax deferred treatment of earnings beyond the treatment provided by the plan. Consequently, you should purchase a variable annuity for a tax-qualified plan only on the basis of other benefits offered by the variable annuity. These benefits may include lifetime income payments, protection through living and death benefits, and guaranteed fees.



Prior Contracts and Previously Offered Optional Benefits. Although this Prospectus principally describes the Venture contract, it also describes four older classes of variable annuity contracts that we issued prior to 1995. We refer to these contracts as Ven 1 (sold from June, 1985 until June, 1987), Ven 3, (sold from November, 1986 until October, 1993), Ven 7 (sold from August, 1989 until April, 1999) and Ven 8 (sold from September 1992 until February, 1995) (collectively, "prior contracts"). The principal differences between the Venture contract offered by this Prospectus and the prior contracts relate to the investment options available under the contracts, charges made by the Company, death benefit provisions and in the case of Ven 7 and Ven 8 contracts, a minimum interest rate to be credited for any guarantee period under the fixed portion of the contract (see Appendices D and E).



This Prospectus also provides information about optional benefit riders that we previously made available for purchasers of Venture contracts. These previously offered optional benefits include:



      - Guaranteed Retirement Income Programs. We offered an initial version, "GRIP I," between May, 1998 and June, 2001; a second version, "GRIP II," between July, 2001 and May, 2003; and a third version, "GRIP III," between May, 2003 and May, 2004 (beginning and end dates may vary by state). These optional benefits guarantee a minimum lifetime fixed income benefit in the form of fixed monthly annuity benefit payments. We base our guarantee on an amount called the "Income Base," which can be increased or decreased as provided in the riders. The GRIP riders were available only at contract issue. It cannot be revoked if you elected it.



      - Triple Protection Death Benefit. We offered the Triple Protection Death Benefit rider ("T-PRO") between December, 2003 and December, 2004. T-PRO provides a guaranteed death benefit amount ("T PRO Death Benefit"), which can be increased or decreased as provided in the rider. The T-PRO Death Benefit replaces any other death benefit under the contract. The T-PRO rider was available only at contract issue. It cannot be revoked if you elected it. Once T-PRO is elected, the owner may only be changed to an individual who is the same age or younger than the oldest current owner.


PURCHASE PAYMENT LIMITS. Except as noted below, the minimum initial purchase payment is $5,000 for Non-Qualified Contracts and $2,000 for Qualified Contracts. Purchase payments normally may be made at any time. If a purchase payment would cause your contract value to exceed $1,000,000, or your contract value already exceeds $1,000,000, however, you must obtain our approval in order to make the payment.


INVESTMENT OPTIONS. Variable. There is no limitation on the number of investment options to which you may allocate purchase payments. Currently, seventy-seven Variable Account investment options are available under the contract. Each Variable Account investment option is a sub-account of the Variable Account that in the case of the John Hancock Trust (the "TRUST") (formerly, Manufacturers Investment Trust) invests in Series II shares of a corresponding portfolio of the Trust. (Contracts issued prior to May 13, 2002 invest in Series I shares except in the case of Trust portfolios which commenced operations on or after May 1, 2003 where such contracts invest in Series II shares.) A full description of each portfolio is in the portfolio prospectus. The portion of your contract value in the Variable Account and monthly variable annuity payments will reflect the investment performance of the sub-accounts selected.





Allocating assets only to one or a small number of the investment options (other than the Lifestyle Trusts) should not be considered a balanced investment strategy. In particular, allocating assets to a small number of investment options that concentrate their investments in a particular business or market sector will increase the risk that the value of your contract will be more volatile since these investment options may react similarly to business or market specific events. Examples of business or market sectors where this risk historically has been and may continue to be particularly high include: (a) technology related businesses, including internet related businesses, (b) small cap securities and (c) foreign securities. The Company does not provide advice regarding appropriate investment allocations; please discuss this matter with your financial adviser.



Fixed. Under a fixed account investment option, we guarantee the principal value of purchase payments and the rate of interest credited to the investment account for the term of the guarantee period we may then make available. Fixed account investment options are not available in the State of Washington and may not be available in certain other states.



Subject to certain regulatory limitations, we may restrict payments and transfers to a fixed account investment option if the guaranteed interest rate in effect is equal to 3%.



TRANSFERS. During the accumulation period, you may transfer your contract values among investment options without charge, subject to certain restrictions described under "TRANSFERS AMONG INVESTMENT OPTIONS". During the pay-out period, you may transfer your allocations among the variable account investment options, but transfers from variable account options to fixed account options or from fixed account options to variable account options are not permitted.


WITHDRAWALS. During the accumulation period, you may withdraw all or a portion of your contract value. The amount you withdraw from any investment account must be at least $300 or, if less, your entire balance in that investment account. If a partial withdrawal plus any applicable withdrawal charge would reduce your contract value to less than $300, we will treat your withdrawal request as a request to withdraw all of your contract value. A withdrawal charge and an administration fee may apply to your withdrawal. A withdrawal may be subject to income tax and a 10% IRS penalty tax. A systematic withdrawal plan service is available under the contract.

CONFIRMATION STATEMENTS. We will send you confirmation statements for certain transactions in your account. You should carefully review these statements to verify their accuracy. You should immediately report any mistakes to our Annuity Service Office (at the address or phone number shown on the cover of this Prospectus). If you fail to notify our Annuity Service Office of any mistake within 60 days of the mailing of the confirmation statement, you will be deemed to have ratified the transaction.


DEATH BENEFITS. We will pay the death benefit described below to your beneficiary if you die during the accumulation period. If a contract is owned by more than one person, upon death of an owner, the surviving contract owner will be deemed the beneficiary. No death benefit is payable on the death of any annuitant (a natural person or persons to whom annuity benefit payments are made and whose life is used to determine the duration of annuity benefit payments involving life contingencies), except that if any contract owner is not a natural person, the death of any annuitant will be treated as the death of an owner. The amount of the death benefit will be calculated as of the date on which our Annuity Service Office receives written notice and proof of death and all required claim forms from all beneficiaries. The formula used to calculate the death benefit may vary according to the age(s) of the contract owner(s) at the time the contract is issued and the age of the contract owner who dies. If there are any unpaid loans (including unpaid interest) under the contract, the death benefit equals the death benefit calculated according to the applicable formula, minus the amount of the unpaid loans. If the annuitant dies during the pay-out period and annuity payment method selected called for payments for a guaranteed period, we will make the remaining guaranteed payments to the beneficiary. See Appendix D for information on death benefit provisions of Ven 7 and Ven 8 contracts and Appendix E for information on death benefit provisions of Ven 1 and Ven 3 contracts.

ANNUITY BENEFIT PAYMENTS. We offer a variety of fixed and variable annuity benefit payment options. Periodic annuity benefit payments will begin on the "maturity date" (the first day of the pay-out period). You select the maturity date, the frequency of payment and the type of annuity benefit payment option. Annuity benefit payments are made to the annuitant.


Right to Review. You may cancel your contract by returning it to us within 10 days of receiving it or such other period as required by law. This period may vary by state and age of Owner at issue.


MODIFICATION. In the case of a group annuity contract, we may not modify the contract or any certificate without the consent of the group holder or the owner, as applicable, except to make it conform to any law or regulation or ruling issued by a governmental agency. However, on 60 days' notice to the group holder, we may change the withdrawal charges, administration fees, mortality and expense risks charges, free withdrawal percentage, annuity payment rates and the market value charge as to any certificates issued after the effective date of the modification.


Currently Offered Optional Benefits. For the additional charge shown in the Fee Tables, you may elect either (or both) of the following optional benefit riders when you purchase a Venture contract (availability may vary by state):



      - Principal Plus. Under the Principal Plus rider ("Principal Plus"), we guarantee that you may withdraw a percentage of your investment each year until you recover your initial payment(s), even if your contract value reduces to zero. We will increase the amounts we guarantee by a Bonus if you choose not to make any withdrawals at all during certain contract years. Depending on market performance, you may also be able to increase or "Step-Up" the amounts we guarantee on certain dates. If you withdraw more than a guaranteed annual amount, however, we will reduce the amounts we guarantee for future withdrawals. In the Prospectus, we refer to the overall amount we guarantee under Principal Plus as the "Guaranteed Withdrawal Benefit," "GWB" or "adjusted GWB." We refer to the guaranteed amount that you may withdraw each year as the "Guaranteed Withdrawal Amount" or "GWA." The initial GWB equals your purchase payment(s) for the contract and the initial GWA equals 5% of the initial payment(s). IF YOU ELECT TO PURCHASE PRINCIPAL PLUS, YOU MAY INVEST YOUR CONTRACT VALUE ONLY IN THE INVESTMENT OPTIONS WE MAKE AVAILABLE WITH THIS BENEFIT. Principal Plus is available only at contract issue and cannot be revoked once elected. Principal Plus is not available for qualified contracts if you (or any joint owner) are over age 80. For a full description of Principal Plus, including details on available investment options, benefits and limitations, see "OPTIONAL BENEFITS."



      - Guaranteed Earnings Multiplier. Under the Guaranteed Earnings Multiplier rider ("GEM"), we guarantee that upon the death of any contract owner prior to the maturity date, we will increase the death benefit otherwise payable under the contract by a percentage of earnings, up to a maximum amount. Under GEM, we increase the death benefit by 40% of the appreciation in the contract value upon the death of any contract owner if you (and every joint owner) are less than 70 years old when we issue a contract, and by 25% of the appreciation in the contract value if you (or any joint owner) is 70 or older at issue. We reduce the "appreciation in the contract value" proportionally in connection with partial withdrawals of contract value and, in the case of certain qualified contracts, by the amount of any unpaid loans under a contract. GEM is available only at contract issue and cannot be revoked once elected.


DISCONTINUANCE OF NEW OWNERS. In the case of a group annuity contract, on thirty days' notice to the group holder, we may limit or discontinue acceptance of new applications and the issuance of new certificates.

TAXATION. Generally all earnings on the underlying investments are tax-deferred until withdrawn or until annuity benefit payments begin. Normally, a portion of each annuity benefit payment is taxable as ordinary income. Partial and total withdrawals generally are taxable as ordinary income to the extent contract value prior to the withdrawal exceeds the purchase payments you have made, minus any prior withdrawals that were not taxable. A 10% IRS penalty tax may apply to withdrawals and annuity benefit programs prior to age 59 1/2.

                                   FEE TABLES



The following tables describe the fees and expenses that you will pay when buying, owning and surrendering a Venture contract. The tables also describe the fees and expenses for older versions of the Venture contracts (i.e., Ven 1, Ven 3, Ven 7 and Ven 8), as well as information about optional benefit riders that we no longer make available. The items listed under "Contract Owner Transaction Expenses" and "Separate Account Annual Expenses" are more completely described in this Prospectus under "Charges and Deductions" for Venture Contracts. (See Appendix E for additional information on Ven 1 and Ven 3 contracts and Appendix D for additional information on Ven 7 and Ven 8 contracts.) The items listed under "Total Annual Portfolio Operating Expenses" are described in detail in the portfolio prospectuses. Unless otherwise shown, the tables entitled "Contract Owner Transaction Expenses" and "Separate Account Annual Expenses" show the maximum fees and expenses (including fees deducted from contract value for optional benefits).





THE FOLLOWING TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY AT THE TIME THAT YOU BUY THE CONTRACT, SURRENDER THE CONTRACT, OR TRANSFER CASH VALUE BETWEEN INVESTMENT OPTIONS. STATE PREMIUM TAXES MAY ALSO BE DEDUCTED.


                                Ven 1 and Ven 3             Ven 7 and Ven 8
                            (Not currently offered)     (Not currently offered)            VENTURE
                            -----------------------     -----------------------    -----------------------
Contract Owner Transaction Expenses

Maximum Withdrawal           5% for the first year       6% for the first year      6% for the first year
Charge (as % of amount      5% for the second year      6% for the second year     6% for the second year
purchase payments)(A)        5% for the third year       5% for the third year      5% for the third year
                            5% for the fourth year      4% for the fourth year     5% for the fourth year
                             5% for the fifth year       3% for the fifth year      4% for the fifth year
                                 0% thereafter           2% for the sixth year      3% for the sixth year
                                                             0% thereafter         2% for the seventh year
                                                                                        0% thereafter
Annual Contract Fee(B)                $30                         $30                        $30
Transfer Fee(C)
   Maximum Fee                        $25                         $25                        $25
   Current Fee                        $ 0                         $ 0                        $ 0



(A) The charge is taken within the specified period of years measured from the date of payment.



(B) The $30 annual administration fee will not be assessed prior to the maturity date under a VENTURE contract if at the time of its assessment the sum of all investment account values is greater than or equal to $100,000. This provision does not apply to Ven 1, Ven (3), Ven 7 or Ven 8 contracts.



(C) We reserve the right to impose a charge in the future for transfers in excess of 12 per year. The amount of this fee will not exceed the lesser of $25 or 2% of the amount transferred.



The following table describes fees and expenses that you will pay periodically during the time that you own the contract. This table does not include annual portfolio operating expenses.



                                                                            Ven 3, Ven 7
                                                                Ven 1        and Ven 8        VENTURE
                                                                -----       ------------      -------
Separate Account Annual Expenses (A)

Mortality and expense risks fee                                  1.30%          1.25%          1.25%
Administration fee- asset based                                  0.00%          0.15%          0.15%
Total Separate  Account  Annual  Expenses (With No Optional      1.30%          1.40%          1.40%
Riders Reflected)
Optional GEM Benefit Fee                                          Not            Not           0.20%
Total Separate Account Annual Expenses (With GEM Fee)           Offered        Offered         1.60%

                                                                             Ven 3, Ven 7
                                                                 Ven 1        and Ven 8       VENTURE
                                                                -------      ------------     -------
Fees Deducted from Contract Value for Currently Offered Optional Benefits

Principal Plus (as a percentage of Adjusted GWB)( B)
         Maximum fee                                              Not            Not           0.75%
         Current fee                                            Offered        Offered         0.30%

Fees Deducted from Contract Value for Previously Offered Optional Benefits

Guaranteed Retirement Income Programs(C)
as a percentage of Income Base)
GRIP                                                              Not            Not           0.25%
GRIP II                                                         Offered        Offered         0.45%
GRIP III                                                          Not            Not           0.50%
                                                                Offered        Offered
                                                                  Not            Not
                                                                Offered        Offered
Triple Protection Death Benefit(D)                                Not            Not           0.50%
(as a percentage of   T PRO Death Benefit)                      Offered        Offered


(A) A daily charge reflected as a percentage of the variable investment accounts unless otherwise noted.


(B) The current charge is 0.30%. We reserve the right to increase the charge to a maximum charge of 0.75% if the GWB is "Stepped-Up" to equal the contract value. The charge is deducted on an annual basis from the contract value.



(C) Subject to state availability, the initial Guaranteed Retirement Income Program ("GRIP") was offered from May, 1998 through June, 2001 and thereafter in certain states until GRIP II became available. GRIP II was offered from July, 2001 to May, 2003 and thereafter in certain states until GRIP III and/or Principal Plus became available. Subject to state availability, GRIP III was offered from May, 2003 through May, 2004. GRIP and GRIP II could not be purchased once a newer version (i.e., GRIP II or GRIP III) became available. GRIP I, GRIP II and GRIP III could not be purchased if you elected to purchase Principal Plus or the Triple Protection Death Benefit



(D) Subject to state availability, the Triple Protection Death Benefit was offered from December, 2003 through December 2004. This optional benefit could not be purchased, however, if you elected to purchase Principal Plus, GRIP, GRIP II, or GRIP III.


THE NEXT TABLE DESCRIBES THE MINIMUM AND MAXIMUM TOTAL OPERATING EXPENSES CHARGED BY THE PORTFOLIOS THAT YOU MAY PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT. MORE DETAIL CONCERNING EACH PORTFOLIO'S FEES AND EXPENSES IS CONTAINED IN THE PORTFOLIO'S PROSPECTUS.


TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES                                   Minimum(A)          Maximum
-----------------------------------------                                   ----------          -------
Range of  expenses  that are  deducted  from  fund  assets,  including
management  fees,  Rule 12b-1 fees,  and other  expenses for contracts        0.76%              1.87%
issued on and after May 13, 2002(B)

Range of  expenses  that are  deducted  from  fund  assets,  including
management  fees,  Rule 12b-1 fees,  and other  expenses for contracts        0.56%              1.87%
issued prior to  May 13, 2002(B)



(A) For contracts issued prior to May 13, 2002, the range of expenses has a lower minimum because the Variable Account invests in a different class of portfolio shares for certain variable investment options available under those contracts. See Appendix K: Product Features for Older Contracts for more information.



(B) The minimum and maximum expenses shown do not reflect any expense reimbursements. If such reimbursements were reflected, the minimum and maximum expenses for contracts issued on and after May 13, 2002 would be 0.76% and 1.79%, respectively, and for contracts issued prior to May 13, 2002 the minimum and maximum expenses would be 0.56% and 1.79%, respectively. Expense reimbursements may be terminated at any time.



THE FOLLOWING TABLE DESCRIBES THE OPERATING EXPENSES FOR EACH OF THE PORTFOLIOS, AS A PERCENTAGE OF THE PORTFOLIO'S AVERAGE NET ASSETS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2004. MORE DETAIL CONCERNING EACH PORTFOLIO'S FEES AND EXPENSES IS CONTAINED IN THE PORTFOLIO'S PROSPECTUS AND IN THE NOTES FOLLOWING THE TABLE. (This table does not describe the operating expenses for Series I shares of the Trust that are used with certain variable investment options under contracts issued prior to May 13, 2002. See Appendix K for more information)

                                                                                                   TOTAL
                                                     MANAGEMENT        RULE 12B-1    OTHER        ANNUAL
PORTFOLIO                                               FEES             FEES       EXPENSES     EXPENSES
--------------------------------------               ----------        ----------   --------     --------
JOHN HANCOCK TRUST - SERIES II SHARES:
Science & Technology Trust(H)                         1.04%(C)           0.25%      0.07%        1.36%
Pacific Rim Trust(H)                                  0.80%              0.25%      0.28%        1.33%
Health Sciences Trust(H)                              1.05%(C)           0.25%      0.11%        1.41%
Emerging Growth Trust                                 0.80%              0.25%      0.07%        1.12%
Small Cap Growth Trust(A)                             1.08%              0.25%      0.07%        1.40%
Emerging  Small Company Trust(H)                      1.00%              0.25%      0.06%        1.31%
Small Cap Trust(A)                                    0.85%              0.25%      0.07%        1.17%
Small Cap Index Trust(H)                              0.49%              0.25%      0.03%        0.77%
Small Company Trust (+)                               1.05%              0.25%      0.57%(A)     1.87%(D)
Dynamic Growth Trust(H)                               0.95%              0.25%      0.07%        1.27%
Mid Cap Stock Trust(H)                                0.86%              0.25%      0.05%        1.16%
Natural Resources Trust                               1.01%              0.25%      0.07%        1.33%
All Cap Growth Trust(H)                               0.89%              0.25%      0.06%        1.20%
Strategic Opportunities Trust(H)                      0.80%              0.25%      0.07%        1.12%
Financial Services Trust(H)                           0.88%(F)           0.25%      0.08%        1.21%
International Opportunities Trust(A)                  1.00%              0.25%      0.20%        1.45%
International Stock Trust(H)                          0.95%              0.25%      0.16%        1.36%
International Small Cap Trust(H)                      1.00%              0.25%      0.19%        1.44%
International Equity Index Trust(A)                   0.55%              0.25%      0.06%        0.86%
Overseas Equity Trust(A)                              0.90%              0.25%      0.17%        1.32%
American International Trust(G)                       0.54%              0.75%      0.08%        1.37%
International Value Trust(H)                          0.87%(E)           0.25%      0.15%        1.27%
Quantitative Mid Cap Trust(H)                         0.75%              0.25%      0.09%        1.09%
Mid Cap Index Trust(H)                                0.49%              0.25%      0.03%        0.77%
Mid Cap Core Trust                                    0.90%              0.25%      0.16%        1.31%
Global Trust(H)                                       0.85%(E)           0.25%      0.15%        1.25%
Capital Appreciation Trust(H)                         0.85%              0.25%      0.07%        1.17%
American Growth Trust(G)                              0.35%              0.75%      0.03%        1.13%
U.S. Global Leaders Growth Trust (+)                  0.71%              0.25%      0.73%(A)     1.69%(D)
Quantitative All Cap Trust                            0.71%              0.25%      0.05%        1.01%
All Cap Core Trust(H)                                 0.80%              0.25%      0.07%        1.12%
Large Cap Growth Trust(H)                             0.85%              0.25%      0.06%        1.16%
Total Stock Market Index Trust(H)                     0.49%              0.25%      0.03%        0.77%
Blue Chip Growth Trust(H)                             0.82%(C)           0.25%      0.04%        1.11%
U.S. Large Cap Trust(H)                               0.82%              0.25%      0.06%        1.13%
Core Equity Trust (+)                                 0.85%              0.25%      0.06%(A)     1.16%
Strategic Value Trust(H)                              0.85%              0.25%      0.09%        1.19%
Large Cap Value Trust                                 0.85%              0.25%      0.13%        1.23%
Classic Value Trust (+)                               0.87%              0.25%      0.56%(A)     1.68%(D)
Utilities Trust(H)                                    0.85%              0.25%      0.25%        1.35%
Real Estate Securities Trust(H)                       0.70%              0.25%      0.05%        1.00%
Small Cap Opportunities Trust                         1.00%              0.25%      0.08%        1.33%
Small Cap Value Trust(A)                              1.08%              0.25%      0.08%        1.41%
Small Company Value Trust(H)                          1.04%(C)           0.25%      0.01%        1.30%
Special Value Trust                                   1.00%              0.25%      0.28%        1.53%
Mid Value Trust                                       1.01%(C)           0.25%      0.07%        1.33%
Mid Cap Value Trust(H)                                0.87%              0.25%      0.05%        1.17%
Value Trust(H)                                        0.74%              0.25%      0.06%        1.05%
All Cap Value Trust(H)                                0.84%              0.25%      0.06%        1.15%

                                                                                                TOTAL
                                                   MANAGEMENT     RULE 12B-1      OTHER         ANNUAL
PORTFOLIO                                             FEES           FEES         EXPENSES     EXPENSES
---------                                          ----------     ----------      --------     --------
500 Index Trust(H)                                       0.46%          0.25%         0.05%        0.76%
Fundamental Value Trust(H)                               0.84%(F)       0.25%         0.05%        1.14%
Growth & Income Trust(H)                                 0.65%          0.25%         0.04%        0.94%
Large Cap Trust(A)                                       0.85%          0.25%         0.15%        1.25%
Quantitative Value Trust (+)                             0.70%          0.25%         0.08%(A)     1.03%
American Growth-Income Trust(G)                          0.29%          0.75%         0.03%        1.07%
Equity-Income Trust(H)                                   0.81%(C)       0.25%         0.05%        1.11%
American Blue Chip Income and Growth Trust(G)            0.45%          0.75%         0.05%        1.25%
Income & Value Trust(H)                                  0.79%          0.25%         0.04%        1.08%
Global Allocation Trust(H)                               0.85%          0.25%         0.20%        1.30%
High Yield Trust(H)                                      0.68%          0.25%         0.07%        1.00%
U.S. High Yield Bond Trust(A)                            0.75%          0.25%         0.21%        1.21%
Strategic Bond Trust(H)                                  0.70%          0.25%         0.08%        1.03%
Strategic Income Trust (+)                               0.73%          0.25%         0.46%(A)     1.44%
Global Bond Trust(H)                                     0.70%          0.25%         0.10%        1.05%
Investment Quality Bond Trust(H)                         0.60%          0.25%         0.09%        0.94%
Total Return Trust(H)                                    0.70%          0.25%         0.05%        1.00%
Real Return Bond Trust                                   0.70%          0.25%         0.07%        1.02%
Core Bond Trust(A)                                       0.69%          0.25%         0.21%        1.15%
Active Bond Trust(A)                                     0.61%          0.25%         0.04%        0.90%
U.S. Government Securities Trust(H)                      0.62%          0.25%         0.07%        0.94%
Money Market Trust(H)                                    0.48%          0.25%         0.03%        0.76%
Lifestyle Aggressive 1000 Trust(H)                       0.05%          0.25%         1.02%(B)     1.32%
Lifestyle Growth 820 Trust(H)                            0.05%          0.25%         0.95%(B)     1.25%
Lifestyle Balanced 640 Trust(H)                          0.05%          0.25%         0.90%(B)     1.20%
Lifestyle Moderate 460 Trust(H)                          0.05%          0.25%         0.87%(B)     1.17%
Lifestyle Conservative 280Trust(H)                       0.05%          0.25%         0.79%(B)     1.09%
PIMCO Variable Insurance Trust - Class M Shares:
PIMCO VIT All Asset Portfolio                            0.20%          0.45%         0.88%        1.53%


-------
(+) Commencement of operations -- May 3, 2004

(A) Based on estimates for the current fiscal year


(B) Each of the Lifestyle Trusts may invest in all the other Trust portfolios except the American Growth Trust, the American International Trust, the American Blue Chip Income and Growth Trust and the American Growth-Income Trust (the "Underlying Portfolios.") The Total Trust Annual Expenses for the Underlying Portfolios range from 0.28% to 1.44%.


"Other Expenses" reflects the expenses of the Underlying Portfolios as well as the expenses of the Lifestyle Trust. The Adviser is currently paying a portion of the expenses of each Lifestyle Trust. The expenses above do not reflect this expense reimbursement. If such expense reimbursement were reflected, it is estimated that "Other Expenses" and "Total Annual Expenses" would be:


                                                    TOTAL
                                                    ANNUAL
PORTFOLIO                         OTHER EXPENSES   EXPENSES
---------                         --------------   --------
Lifestyle Aggressive 1000 Trust         1.01%          1.31%
Lifestyle Growth 820 Trust              0.94%          1.24%
Lifestyle Balanced 640 Trust            0.89%          1.19%
Lifestyle Moderate 460 Trust            0.86%          1.16%
Lifestyle Conservative 280 Trust        0.78%          1.08%
This voluntary expense reimbursement may be terminated at any time.



(C) The Adviser has voluntarily agreed to waive a portion of its advisory fee for the Science & Technology Trust, Health Sciences Trust, the Blue Chip Growth Trust, the Equity-Income Trust, the Mid Value Trust, and the Small Companies Value Trust. The waiver is based on the combined assets of these portfolios. Once these combined assets exceed specified amounts, the fee reduction is increased. The fee reductions are applied to the advisory fees of each of the six portfolios. This voluntary fee waiver may be terminated at any time by the Adviser. If such advisory fee waiver were reflected, it is estimated that the "Management Fees" and "Total Annual Expenses" for these portfolios would have been as follows:



                                                     TOTAL ANNUAL
PORTFOLIO                          MANAGEMENT FEES     EXPENSES
---------                          ---------------   ------------
Science & Technology Trust              1.01%            1.33%
Health Sciences Trust                   1.02%            1.38%
Blue Chip Growth Trust                  0.79%            1.08%
Equity-Income Trust                     0.78%            1.08%
Mid Value Trust                         0.98%            1.30%
Small Company Value Trust               1.01%            1.27%



(D) For certain portfolios, the Adviser reduces its advisory fee or reimburses the portfolio if the total of all expenses (excluding advisory fees, Rule 12b-1 fees, transfer agency fees, blue sky fees, taxes, portfolio brokerage commissions, interest, litigation and indemnification expenses and extraordinary expenses not incurred in the ordinary course of the portfolio's business) exceed certain annual rates. In the case of the Small Company Trust, U.S. Global Leaders Growth Trust, and Classic Value Trust, the Adviser reimbursed the portfolio for certain expenses for the year ended December 31, 2004. If such expense reimbursement were reflected, it is estimated that "Other Expenses" and "Total Annual Expenses" would be:


                                                     TOTAL
                                                     ANNUAL
PORTFOLIO                          OTHER EXPENSES   EXPENSES
---------                          --------------   --------
Small Company Trust                     0.49%         1.79%
U.S. Global Leaders Growth Trust        0.50%         1.46%
Classic Value Trust                     0.50%         1.62%
These voluntary expense reimbursements may be terminated at any time.

(E) Effective December 9, 2003, due to a decrease in the subadvisory fees for the Global Trust and the International Value Trust, the Adviser voluntarily agreed to waive its advisory fees so that the amount retained by the Adviser after payment of the subadvisory fees for each such portfolio does not exceed 0.35% of the portfolio's average net assets. For the year ended December 31, 2004, the effective annual advisory fees ("Management Fees") and "Total Annual Expenses" were as follows:

                                    MANAGEMENT  TOTAL ANNUAL
PORTFOLIO                              FEES       EXPENSES
---------                           ----------  ------------
Global Trust                           0.80%        1.20%
International Value Trust              0.80%        1.20%
These advisory fee waivers may be terminated at any time.

(F) Financial Services and Fundamental Value Trusts. The Adviser has voluntarily agreed to reduce its advisory fee for the Financial Services and Fundamental Value Trusts to the amounts shown below. These advisory fee waivers may be terminated at any time.

                                                  BETWEEN $50
                                     FIRST $50    MILLION AND    EXCESS OVER
PORTFOLIO                             MILLION*    $500 MILLION*  $500 MILLION*
---------                            ---------    ------------   -----------
Financial Services Trust                0.85%         0.80%          0.75%
Fundamental Value Trust                 0.85%         0.80%          0.75%
*as a percentage of average annual net assets.

If such advisory fee waiver were reflected, it is estimated that the advisory fees ("Management Fees") and "Total Annual Expenses" for these portfolios would have been as follows:


                                                         TOTAL
                                          MANAGEMENT     ANNUAL
PORTFOLIO                                   FEES        EXPENSES
---------                                -----------    --------
Financial Services Trust                    0.83%         1.16%
Fundamental Value Trust                     0.79%         1.09%

(G) Reflects the aggregate annual operating expenses of each portfolio and its corresponding master fund. In the case of the American Growth, American International, American Blue Chip Income and Growth, and American Growth-Income, during the year ended December 31, 2004, Capital Research Management Company (the adviser to the American Growth, American International, American Blue Chip Income and Growth, and American Growth-Income) voluntarily reduced investment advisory fees to rate provided by amended agreement effective April 1, 2004. The advisory fee waiver may be terminated at any time. If such advisory fee reductions were reflected, it is estimated that "Management Fees" and "Total Annual Expenses" would be:



                                         MANAGEMENT  TOTAL ANNUAL
PORTFOLIO                                   FEES       EXPENSES
---------                                ----------  ------------
American Growth Trust                       0.34%         1.12%
American International Trust                0.53%         1.36%
American  Blue Chip  Income  and Growth
 Trust                                      0.44%         1.24%
American Growth-Income Trust                0.28%         1.06%



(H) The Variable Account invests in the Series I class of this portfolio's shares for contracts issued prior to May 13, 2002. See Appendix E in this Prospectus entitled "Prior Contracts" for more information.


EXAMPLES


The following twelve examples are intended to help you compare the cost of investing in the contract with the cost of investing in other variable annuity contracts. These costs include contract owner expenses, contract fees, separate account annual expenses and portfolio fees and expenses. Examples 1 and 2 pertain to currently offered VENTURE contracts; one with currently offered optional benefit riders and one without. Examples 3 and 4 pertain to previously issued VENTURE contracts; one with previously offered optional benefit riders and one without. Examples 5 and 6 pertain to previously issued VENTURE contracts that are eligible to invest in certain variable investment options funded with Series I shares of the John Hancock Trust. Examples 6 through 12 pertain to four older versions of the contract (Ven 1, Ven 3, Ven 7 and Ven 8).



Currently offered VENTURE contracts. The following example assumes that you invest $10,000 in a contract with the GEM and Principal Plus optional benefit riders. This example also assumes that your investment has a 5% return each year and assumes the maximum annual contract fee and the maximum fees and expenses of any of the portfolios. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:



      Example 1. Maximum portfolio operating expenses - Currently offered VENTURE Contract with optional riders:



                                                           1 YEAR       3 YEARS        5 YEARS      10 YEARS
                                                           ------       -------        -------      --------
If you  surrender  the  contract  at the  end of the         $981        $1,778         $2,594        $4,521
applicable time period:
If you  annuitize,  or do not surrender the contract         $433        $1,315         $2,220        $4,521
at the end of the applicable time period:



The next example assumes that you invest $10,000 in a currently offered VENTURE contract, but with no optional riders. This example also assumes that your investment has a 5% return each year and assumes the average annual contract fee we expect to receive for the contracts and the minimum fees and expenses of any of the portfolios. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:



      Example 2. Minimum portfolio operating expenses - Currently offered VENTURE Contract with no optional riders:



                                                           1 YEAR       3 YEARS        5 YEARS      10 YEARS
                                                           ------       -------        -------      --------
If you  surrender  the  contract  at the  end of the         $780        $1,180         $1,579        $2,526
applicable time period:
If you  annuitize,  or do not surrender the contract         $223        $  688         $1,179        $2,526
at the end of the applicable time period:

VENTURE contracts with previously offered optional benefit rider. The following example assumes that you invest $10,000 in a contract with the GEM and the previously offered GRIP III optional benefit rider. This example also assumes that your investment has a 5% return each year and assumes the maximum annual contract fee and the maximum fees and expenses of any of the portfolios that were available to contracts issued after May 13, 2002. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:


      Example 3. Maximum portfolio operating expenses - VENTURE Contract with previously offered optional benefit rider (issued after May 13, 2002):


                                                           1 YEAR       3 YEARS        5 YEARS      10 YEARS
                                                           ------       -------        -------      --------
If you  surrender  the  contract  at the  end of the         $955        $1,701         $2,468        $4,326
applicable time period:
If you  annuitize,  or do not surrender the contract         $406        $1,236         $2,089        $4,326
at the end of the applicable time period:


The fourth example also applies to contracts issued after May 13, 2002. This example assumes that you invest $10,000 in a contract, but with no optional riders. This example also assumes that your investment has a 5% return each year and assumes the average annual contract fee we expect to receive for the contracts and the minimum fees and expenses of any of the portfolios. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

      Example 4. Minimum portfolio operating expenses - VENTURE Contract with no previously offered optional benefit rider (issued after May 13, 2002):


                                                           1 YEAR       3 YEARS        5 YEARS      10 YEARS
                                                           ------       -------        -------      --------
If you  surrender  the  contract  at the  end of the         $780        $1,180         $1,579        $2,526
applicable time period:
If you  annuitize,  or do not surrender the contract         $223        $  688         $1,179        $2,526
at the end of the applicable time period:

Previously issued VENTURE contracts eligible to invest in Series I shares of the John Hancock Trust. The next two examples apply to VENTURE contracts issued prior to May 13, 2002 and assume you invest $10,000 in a contract and that your investment has a 5% return each year. Example 5 also assumes that we issued the contract with two optional riders that were available at the time: GEM and GRIP
II. This example also assumes the maximum annual contract fee and the maximum fees and expenses of any of the portfolios. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

      Example 5. Maximum portfolio operating expenses - Previously issued VENTURE Contract with optional riders (issued before May 13, 2002):

                                                           1 YEAR       3 YEARS        5 YEARS      10 YEARS
                                                           ------       -------        -------      --------
If you  surrender  the  contract  at the  end of the         $950        $ 1689         $2,449        $4,301
applicable time period:
If you  annuitize,  or do not surrender the contract         $401        $1,223         $2,069        $4,301
at the end of the applicable time period:

Example 6 also applies to contracts issued prior to May 13, 2002. This example assumes that you invest in a contract with no optional riders. This example also assumes the average annual contract fee we expect to receive for the contracts and the minimum fees and expenses of any of the portfolios. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

      Example 6. Minimum portfolio operating expenses - Previously issued VENTURE Contract with no optional riders (issued before May 13, 2002):

                                                           1 YEAR       3 YEARS        5 YEARS      10 YEARS
                                                           ------       -------        -------      --------
If you  surrender  the  contract  at the  end of the         $761        $1,123         $1,477        $2,321
applicable time period:
If you  annuitize,  or do not surrender the contract         $203        $  628         $1,077        $2,321
at the end of the applicable time period:



Previously issued contracts (Ven 1, Ven 3, Ven 7 and Ven 8). The next six examples assume that you invest $10,000 in an older version of the contract. Each of these examples also assumes that your investment has a 5% return each year. Examples 7 and 8 pertain to Ven 1; Examples 9 and 10 pertain to Ven 3 and Examples 11 and 12 pertain to both Ven 7 and Ven 8.



Ven 1. In the following example, we also assume the maximum annual contract fee and the maximum fees and expenses of any of the portfolios. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:



      Example7.   Maximum  portfolio  operating  expenses  -  Previously  issued contracts (Ven 1):



                                                           1 YEAR       3 YEARS        5 YEARS      10 YEARS
                                                           ------       -------        -------      --------
If you  surrender  the  contract  at the  end of the         $827        $1,470         $2,178        $3,523
applicable time period:
If you  annuitize,  or do not surrender the contract         $327        $  997         $1,690        $3,523
at the end of the applicable time period:



Example 8 assumes the average annual contract fee we expect to receive for the contracts and the minimum fees and expenses of any of the funds. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:



      Example 8. Minimum portfolio operating expenses - Previously issued contracts (Ven 1):



                                                           1 YEAR       3 YEARS        5 YEARS      10 YEARS
                                                           ------       -------        -------      --------
If you  surrender  the  contract  at the  end of the         $696        $1,098         $1,541        $2,247
applicable time period:
If you  annuitize,  or do not surrender the contract         $197        $  606         $1,041        $2,247
at the end of the applicable time period:



Ven 3. In the following example, we also assume the maximum annual contract fee and the maximum fees and expenses of any of the portfolios. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:



      Example 9. Maximum portfolio operating expenses - Previously issued contracts (Ven 3):



                                                           1 YEAR       3 YEARS        5 YEARS      10 YEARS
                                                           ------       -------        -------      --------
If you  surrender  the  contract  at the  end of the         $787        $1,475         $2,184        $3,613
applicable time period:
If you  annuitize,  or do not surrender the contract         $337        $1,026         $1,737        $3,613
at the end of the applicable time period:



Example 10 assumes the average annual contract fee we expect to receive for the contracts and the minimum fees and expenses of any of the funds. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:



      Example 10. Minimum portfolio operating expenses - Previously issued contracts (Ven 3):



                                                           1 YEAR       3 YEARS        5 YEARS      10 YEARS
                                                           ------       -------        -------      --------
If you  surrender  the  contract  at the  end of the         $656        $1,083         $1,536        $2,351
applicable time period:

If you  annuitize,  or do not surrender the contract         $206          $636         $1,092        $2,351
at the end of the applicable time period:



Ven 7 and Ven 8. In the following example, we also assume the maximum annual contract fee and the maximum fees and expenses of any of the portfolios. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:



      Example 11. Maximum portfolio operating expenses - Previously issued contracts (Ven 7 and Ven 8):



                                                           1 Year       3 Years        5 Years      10 Years
                                                           ------       -------        -------      --------
If you  surrender  the  contract  at the  end of the         $885        $1,497         $2,026        $3,603
applicable time period:
If you  annuitize,  or do not surrender the contract         $336        $1,023         $1,732        $3,603
at the end of the applicable time period:



      Example 12 assumes the average annual contract fee we expect to receive for the contracts and the minimum fees and expenses of any of the funds. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:



      Example 12. Minimum portfolio operating expenses - Previously issued contracts (Ven 7 and Ven 8):



                                                           1 Year       3 Years        5 Years      10 Years
                                                           ------       -------        -------      --------
If you  surrender  the  contract  at the  end of the         $763        $1,128         $1,386        $2,339
applicable time period:
If you  annuitize,  or do not surrender the contract         $205        $  633         $1,086        $2,339
at the end of the applicable time period:


For purposes of presenting the foregoing Examples, we have made certain assumptions. We have assumed that, where applicable, the maximum deferred sales load is deducted, that there are no transfers or other transactions. Those assumptions (each of which is mandated by the SEC in an attempt to provide prospective investors with standardized data with which to compare various annuity contracts) do not take into account certain features of the contract and prospective changes in the size of the portfolio which may operate to change the expenses borne by contract owners. CONSEQUENTLY, THE AMOUNTS LISTED IN THE EXAMPLES ABOVE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES AND ACTUAL EXPENSES BORNE BY CONTRACT OWNERS MAY BE GREATER OR LESS THAN THOSE SHOWN.

LOCATION OF FINANCIAL STATEMENTS OF REGISTRANT AND DEPOSITOR Our financial statements and those of the Variable Account may be found in the Statement of Additional Information.

GENERAL INFORMATION ABOUT US, THE VARIABLE ACCOUNT, AND THE PORTFOLIOS

JOHN HANCOCK USA

We are an indirect subsidiary of MFC.


We are a stock life insurance company incorporated in Maine on August 20, 1955 and redomesticated under the laws of Michigan on December 30, 1992. Our annuity service office is located at 601 Congress Street Boston, Massachusetts 02210-2805. Our ultimate parent is Manulife Financial Corporation ("MFC"), a publicly traded company, based in Toronto, Canada. MFC is the holding company of The Manufacturers Life Insurance Company and its subsidiaries, collectively known as MANULIFE FINANCIAL.



John Hancock USA has received the following ratings from independent rating agencies:


      A++ A.M. Best

      Superior companies have a very strong ability to meet their obligations; 1st category of 16

      AA+ Fitch

      Very strong capacity to meet policyholder and contract obligations; 2nd category of 24

      AA+ Standard & Poor's

      Very strong financial security characteristics; 2nd category of 21

      Aa2 Moody's

      Excellent in financial strength; 3rd category of 21

These ratings, which are current as of the date of this prospectus and are subject to change, are assigned as a measure of John Hancock USA's ability to honor any guarantees provided by the contract and any applicable optional riders but not specifically to its products, the performance (return) of these products, the value of any investment in these products upon withdrawal or to individual securities held in any portfolio.


We use our Variable Account to invest the contract values you allocate to the Portfolio(s)


THE VARIABLE ACCOUNT


The Manufacturers Life Insurance Company of North America ("Manulife North America") established the Variable Account on August 24, 1984 as a separate account under the laws of Michigan. When Manulife North America merged with us on January 1, 2002, we became the owner of the Variable Account and reestablished it as one of our separate accounts under the laws of Delaware . As a result of this merger, we became the owner of all of Manulife North America's assets , including the assets of the Variable Account , and assumed all of Manulife North America's obligations including those under its contracts. The merger had no other effects on the terms and conditions of contracts issued prior to January 1, 2002.


The income, gains and losses, whether or not realized, from assets of the Variable Account are credited to or charged against the Variable Account without regard to our other income, gains or losses. Nevertheless, all obligations arising under the contracts are our general corporate obligations. Assets of the Variable Account may not be charged with liabilities arising out of any of our other business.

The Variable Account is registered with the SEC under the Investment Company Act of 1940, as amended (the "1940 Act") as a unit investment trust. A unit investment trust is a type of investment company which invests its assets in specified securities, such as the shares of one or more investment companies.




Registration under the 1940 Act does not involve supervision by the SEC of the management or investment policies or practices of the Variable Account. If we determine that it would be in the best interests of persons having voting rights under the contracts, the Variable Account may be operated as a management company under the 1940 Act or it may be deregistered if 1940 Act registration were no longer required.


The Variable Account currently has seventy- seven sub-accounts (some of which are subdivided for Series I and Series II shares). When you allocate a purchase payment or transfer money to a Variable Account investment option, the sub-account purchases shares of a corresponding portfolio (usually with a name similar to that of the sub-account). We reserve the right, subject to compliance with applicable law, to add other sub-accounts, eliminate existing sub-accounts, combine sub-accounts or transfer assets in one sub-account to another sub-account that we, or an affiliated company, may establish.

We will not eliminate existing sub-accounts or combine sub-accounts without the prior approval of the appropriate state or federal regulatory authorities.


THE PORTFOLIOS



When you select a Variable Account investment option, we invest your money in a sub-account of the Variable Account which invests in shares of a corresponding Portfolio of the John Hancock Trust (or the PIMCO Variable Insurance Trust with respect to the All Asset Portfolio.) . The table in the "Summary - Total Annual Portfolio Operating Expenses" section of the Prospectus shows the investment management fees, Rule 12b -1 fees and other operating expenses for these Portfolio shares as a percentage (rounded to two decimal places) of each Portfolio's average daily net assets for 2004, except as indicated in the footnotes appearing at the end of the table. Fees and expenses of the Portfolios are not fixed or specified under the terms of the contracts and may vary from year to year. These fees and expenses differ for each Portfolio and reduce the investment return of each Portfolio. Therefore, they also indirectly reduce the return you will earn on any Variable Account investment options you select.



The John Hancock Trust and the PIMCO Variable Insurance Trust are so-called "series" type mutual funds and each is registered under the 1940 Act as an open-end management investment company. John Hancock Investment Management Services, LLC ("JHIMS LLC")(formerly named "Manufacturers Securities Services, LLC") provides investment advisory services to the John Hancock Trust and receives investment management fees for doing so. JHIMS pays a portion of its investment management fees to other firms that manage the John Hancock Trust's Portfolios. We and our affiliate own JHIMS LLC and indirectly benefit from any investment management fees JHIMS LLC retains.



The All Asset Portfolio of the PIMCO Trust receives investment advisory services from Pacific Investment Management Company LLC ("PIMCO") and pays investment management fees to PIMCO.



The Portfolios pay us or certain of our affiliates compensation for some of the distribution, administrative, shareholder support, marketing and other services we or our affiliates provide to the Portfolios. The amount of this compensation is based on a percentage of the assets of the Portfolios attributable to the variable insurance products that we and our affiliates issue. These percentages may differ from Portfolio to Portfolio and among classes of shares within a Portfolio. In some cases, the compensation is derived from the Rule 12b-1 fees which are deducted from a Portfolio's assets and paid for the services we or our affiliates provide to that Portfolio. In addition, compensation payments of up to 0.45% of assets may be made by a Portfolio's investment adviser or its affiliates. We pay American Funds Distributors, Inc., the principal underwriter for the American Fund Insurance Series, a percentage of some or all of the amounts allocated to the "American" Portfolios of the John Hancock Trust for the marketing support services it provides. (See "Distribution of Contracts.") Any of these compensation payments do not, however, result in any charge to you in addition to what is shown in the Total Annual Portfolio Operating Expenses table.



The following table contains a general description of the Portfolios that we make available under the contracts. You can find a full description of each Portfolio, including the investment objectives, policies and restrictions of, and the risks relating to, investment in the Portfolio in the prospectus for that Portfolio. You should read the Portfolio's prospectus carefully before investing in the corresponding Variable Account investment option.


   PORTFOLIO       PORTFOLIO MANAGER   INVESTMENT DESCRIPTION
   ---------       -----------------   ----------------------
SCIENCE &          T. Rowe Price       seeks long-term growth of capital by
TECHNOLOGY TRUST   Associates,         investing, under normal market
                   Inc.                condition, at least 80% of its net
                                       assets (plus any borrowings for
                                       investment purposes) in common stocks
                                       of companies expected to benefit from
                                       the development, advancement, and use
                                       of science and technology.  Current
                                       income is incidental to the
                                       portfolio's objective

PORTFOLIO          PORTFOLIO MANAGER            INVESTMENT DESCRIPTION
---------          -----------------            ----------------------
PACIFIC RIM        MFC Global          seeks long-term growth of capital by
TRUST              Investment          investing in a diversified portfolio
                   Management          that is comprised primarily of common
                   (U.S.A.)            stocks and equity-related securities
                   Limited             of corporations domiciled in countries
                                       in the Pacific Rim region

HEALTH SCIENCES    T. Rowe Price       seeks long-term capital appreciation
TRUST              Associates,         by investing, under normal market
                   Inc.                conditions, at least 80% of its net
                                       assets (plus any borrowings for
                                       investment purposes) in common stocks
                                       of companies engaged in the research,
                                       development, production, or
                                       distribution of products or services
                                       related to health care, medicine, or
                                       the life sciences (collectively termed
                                       "health sciences").

EMERGING GROWTH    MFC Global          seeks superior long-term rates of
TRUST              Investment          return through capital appreciation by
                   Management          investing, under normal circumstances,
                   (U.S.A.)            primarily in high quality securities
                   Limited             and convertible instruments of
                                       small-cap U.S. companies.

SMALL CAP GROWTH   Wellington          seeks long-term capital appreciation
TRUST              Management          by investing, under normal market
                   Company, LLP        conditions, primarily in small-cap
                                       companies that are believed to offer above
                                       average potential for growth in revenues and
                                       earnings.

EMERGING SMALL     Franklin            seeks long-term growth of capital by
COMPANY TRUST      Advisers,           investing, under normal market
                   Inc.                conditions, at least 80% of its net
                                       assets (plus any borrowings for
                                       investment purposes) in common stock
                                       equity securities of companies with
                                       market capitalizations that
                                       approximately match the range of
                                       capitalization of the Russell 2000
                                       Growth Index* ("small cap stocks") at
                                       the time of purchase.

SMALL CAP TRUST    Independence        seeks maximum capital appreciation
                   Investment LLC      consistent with reasonable risk to
                                       principal by investing, under normal market
                                       conditions, at least 80% of its net assets in
                                       equity securities of companies whose market
                                       capitalization is under $2 billion.

SMALL CAP INDEX    MFC Global          seeks to approximate the aggregate
TRUST              Investment          total return of a small cap U.S.
                   Management          domestic equity market index by
                   (U.S.A.)            attempting to track the performance of
                   Limited             the Russell 2000 Index.

SMALL COMPANY      American            seeks long-term capital growth by
TRUST              Century             investing, under normal market
                   Investment          conditions, primarily in equity
                   Management,         securities of smaller-capitalization
                   Inc.                U.S. companies.   The subadviser uses
                                       quantitative, computer-driven models
                                       to construct the portfolio of stocks
                                       for the Small Company Trust.

DYNAMIC GROWTH     Deutsche Asset      seeks long-term growth of capital by
TRUST              Management Inc.     investing in stocks and other equity
                                       securities of medium-sized U.S.
                                       companies with strong growth potential.

MID CAP STOCK      Wellington          seeks long-term growth of capital by
TRUST              Management          investing primarily in equity
                   Company, LLP        securities of mid-size companies with
                                       significant capital appreciation potential.

NATURAL            Wellington          seeks long-term total return by
RESOURCES TRUST    Management          investing, under normal market
                   Company, LLP        conditions, primarily in equity and
                                       equity-related securities of natural
                                       resource-related companies worldwide.

   PORTFOLIO       PORTFOLIO MANAGER              INVESTMENT DESCRIPTION
   ---------       -----------------              ----------------------
ALL CAP GROWTH     AIM Capital         seeks long-term capital appreciation
TRUST              Management,         by investing the portfolio's assets
                   Inc.                under normal market conditions,
                                       principally in common stocks of
                                       companies that are likely to benefit
                                       from new or innovative products,
                                       services or processes, as well as
                                       those that have experienced above
                                       average, long-term growth in earnings
                                       and have excellent prospects for
                                       future growth.

STRATEGIC          Fidelity            seeks growth of capital by investing
OPPORTUNITIES      Management &        primarily in common stocks.
TRUST              Research            Investments may include securities of
                   Company             domestic and foreign issuers, and growth or
                                       value stocks or a combination of both.

FINANCIAL          Davis Advisors      seeks growth of capital by investing
SERVICES TRUST                         primarily in common stocks of
                                       financial companies. During normal market
                                       conditions, at least 80% of the portfolio's
                                       net assets (plus any borrowings for
                                       investment purposes) are invested in
                                       companies that are principally engaged in
                                       financial services. A company is "principally
                                       engaged" in financial services if it owns
                                       financial services-related assets
                                       constituting at least 50% of the value of its
                                       total assets, or if at least 50% of its
                                       revenues are derived from its provision of
                                       financial services.

INTERNATIONAL      Marisco             seeks long-term growth of capital
OPPORTUNITIES      Capital             by investing, under normal market
TRUST              Management, LLC     conditions, at least 65% of its assets
                                       in common stocks of foreign companies that
                                       are selected for their long-term growth
                                       potential. The portfolio may invest in
                                       companies of any size throughout the world.
                                       The portfolio normally invests in issuers
                                       from at least three different countries not
                                       including the U.S. The portfolio may invest
                                       in common stocks of companies operating in
                                       emerging markets.

INTERNATIONAL      Deutsche Asset      seeks long-term growth of capital by
STOCK TRUST        Management          investing in stocks and other
                   Investment          securities with equity characteristics
                   Services Ltd.       of companies located in the developed
                                       countries that make up the MSCI EAFE
                                       Index.

INTERNATIONAL      Templeton           seeks capital appreciation by
SMALL CAP TRUST    Investment          investing primarily in the common
                   Counsel, Inc.       stock of companies located outside the
                                       U.S. which have total stock market
                                       capitalization or annual revenues of
                                       $1.5 billion or less ("small company
                                       securities").

INTERNATIONAL      SsgA Funds          seeks to track the performance of
EQUITY INDEX       Management,         broad-based equity indices of foreign
TRUST              Inc.                companies in developed and emerging
                                       markets by attempting to track the
                                       performance of the MSCI All Country
                                       World ex-US Index*.  (Series I shares
                                       are available for sale to contracts
                                       purchased prior to May 13, 2002;
                                       Series II shares are available for
                                       sale to contracts purchased on or
                                       after May 13, 2002)

OVERSEAS EQUITY    Capital             seeks long-term capital appreciation
TRUST              Guardian Trust      by investing, under normal market
                   Company             conditions, at least 80% of its assets in
                                       equity securities of companies outside the
                                       U.S. in a diversified mix of large
                                       established and medium-sized foreign
                                       companies located primarily in developed
                                       countries and, to a lesser extent, in
                                       emerging markets.

AMERICAN           Capital             invests all of its assets in Class 2
INTERNATIONAL      Research            shares of the International Fund, a
TRUST              Management          series of American Fund Insurance
                   Company             Series.  The International Fund
                                       invests primarily in common stocks of
                                       companies located outside the United
                                       States.

   PORTFOLIO       PORTFOLIO MANAGER              INVESTMENT DESCRIPTION
   ---------       -----------------              ----------------------
INTERNATIONAL      Templeton           seeks long-term growth of capital by
VALUE TRUST        Investment          investing, under normal market
                   Counsel, Inc.       conditions, primarily in equity
                                       securities of companies located
                                       outside the U.S., including emerging
                                       markets.

QUANTITATIVE MID   MFC Global          seeks long-term growth of capital by
CAP TRUST          Investment          investing, under normal market
                   Management          conditions, at least 80% of its total
                   (U.S.A.)            assets (plus any borrowings for
                   Limited             investment purposes) in U.S. mid-cap
                                       stocks, convertible preferred stocks,
                                       convertible bonds and warrants.

MID CAP INDEX      MFC Global          seeks to approximate the aggregate
TRUST              Investment          total return of a mid cap U.S.
                   Management          domestic equity market index by
                   (U.S.A.)            attempting to track the performance of
                   Limited             the S&P Mid Cap 400 Index*.

MID CAP CORE       AIM Capital         seeks long-term growth of capital by
TRUST              Management,         investing, normally, at least 80% of
                   Inc.                its assets in equity securities,
                                       including convertible securities, of
                                       mid-capitalization companies.

GLOBAL TRUST       Templeton           seeks long-term capital appreciation
                   Global              by investing, under normal market
                   Advisors            conditions, at least 80% of its net
                   Limited             assets (plus any borrowings for
                                       investment purposes) in equity securities of
                                       companies located anywhere in the world,
                                       including emerging markets.

CAPITAL            Jennison            seeks long-term capital growth by
APPRECIATION       Associates LLC      investing at least 65% of its total
TRUST                                  assets in equity-related securities of
                                       companies that exceed $1 billion in market
                                       capitalization and that the subadviser
                                       believes have above-average growth prospects.
                                       These companies are generally medium-to-large
                                       capitalization companies.

AMERICAN GROWTH    Capital             invests all of its assets in Class 2
TRUST              Research            shares of the Growth Fund, a series of
                   Management          American Fund Insurance Series.  The
                   Company             Growth Fund invests primarily in
                                       common stocks of companies that appear to
                                       offer superior opportunities for growth of
                                       capital.

U.S. GLOBAL        Sustainable         seeks long-term growth of capital by
LEADERS GROWTH     Growth              investing, under normal market
TRUST              Advisers, L.P.      conditions, primarily in common stocks
                                       of "U.S. Global Leaders."

QUANTITATIVE ALL   MFC Global          seeks long-term growth of capital by
CAP TRUST          Investment          investing, under normal circumstances,
                   Management          primarily in equity securities of U.S.
                   (U.S.A.)            companies.  The portfolio will
                   Limited             generally focus on equity securities
                                       of U.S. companies across the three
                                       market capitalization ranges of large,
                                       mid and small.

ALL CAP CORE       Deutsche Asset      seeks long-term growth of capital by
TRUST              Management Inc.     investing primarily in common stocks
                                       and other equity securities within all asset
                                       classes (small, mid and large cap) primarily
                                       those within the Russell 3000 Index

LARGE CAP GROWTH   Fidelity            seeks long-term growth of capital by
TRUST              Management &        investing, under normal market
                   Research            conditions, at least 80% of its net
                   Company             assets (plus any borrowings for
                                       investment purposes) in equity
                                       securities of companies with large
                                       market capitalizations.

TOTAL STOCK        MFC Global          seeks to approximate the aggregate
MARKET INDEX       Investment          total return of a broad U.S. domestic
TRUST              Management          equity market index by attempting to
                   (U.S.A.)            track the performance of the Wilshire
                   Limited             5000 Equity Index*

   PORTFOLIO       PORTFOLIO MANAGER              INVESTMENT DESCRIPTION
   ---------       -----------------              ----------------------
BLUE CHIP GROWTH   T. Rowe Price       seeks to achieve long-term growth of
TRUST              Associates,         capital (current income is a secondary
                   Inc.                objective) by investing, under normal
                                       market conditions, at least 80% of the
                                       portfolio's total assets in the common
                                       stocks of large and medium-sized blue
                                       chip growth companies.  Many of the
                                       stocks in the portfolio are expected
                                       to pay dividends.

U.S. LARGE CAP     Capital             seeks long-term growth of capital and
TRUST              Guardian Trust      income by investing the portfolio's
                   Company             assets, under normal market conditions,
                                       primarily in equity and equity-related
                                       securities of companies with market
                                       capitalization greater than $500 million.

CORE EQUITY        Legg Mason          seeks long-term capital growth by
TRUST              Funds               investing, under normal market
                   Management,         conditions, primarily in equity
                   Inc.                securities that, in the subadviser's
                                       opinion, offer the potential for capital
                                       growth. The subadviser seeks to purchase
                                       securities at large discounts to the
                                       subadviser's assessment of their intrinsic
                                       value.

STRATEGIC VALUE    Massachusetts       seeks capital appreciation by
TRUST              Financial           investing, under normal market
                   Services            conditions, at least 65% of its net
                   Company             assets in common stocks and related
                                       securities of companies which the subadviser
                                       believes are undervalued in the market
                                       relative to their long term potential.

LARGE CAP VALUE    Mercury             seeks long-term growth of capital by
TRUST              Advisors            investing, under normal market
                                       conditions, primarily in a diversified
                                       portfolio of equity securities of large cap
                                       companies located in the U.S.

CLASSIC VALUE      Pzena               seeks long-term growth of capital by
TRUST              Investment          investing, under normal market
                   Management, LLC     conditions, at least 80% of its net
                                       assets in domestic equity securities.

UTILITIES TRUST    Massachusetts       seeks capital growth and current
                   Financial           income (income above that available
                   Services            from a portfolio invested entirely in
                   Company             equity securities) by investing, under
                                       normal market conditions, at least 80% of the
                                       portfolio's net assets (plus any borrowings
                                       for investment purposes) in equity and debt
                                       securities of domestic and foreign companies
                                       in the utilities industry.

REAL ESTATE        Deutsche Asset      seeks to achieve a combination of
SECURITIES TRUST   Management Inc.     long-term capital appreciation and
                                       current income by investing, under normal
                                       market conditions, at least 80% of its net
                                       assets (plus any borrowings for investment
                                       purposes) in equity securities of real estate
                                       investment trusts ("REITS") and real estate
                                       companies.

SMALL CAP          Munder Capital      seeks long-term capital appreciation
OPPORTUNITIES      Management          by investing, under normal
TRUST                                  circumstances, at least 80% of its
                                       assets in equity securities of companies with
                                       market capitalizations within the range of
                                       the companies in the Russell 2000 Index.

SMALL CAP VALUE    Wellington          seeks long-term capital appreciation
TRUST              Management          by investing, under normal market
                   Company, LLP        conditions, at least 80% of its assets in
                                       small-cap companies that are believed to be
                                       undervalued by various measures and offer
                                       good prospects for capital appreciation.

   PORTFOLIO       PORTFOLIO MANAGER              INVESTMENT DESCRIPTION
   ---------       -----------------              ----------------------
SMALL COMPANY      T. Rowe Price       seeks long-term growth of capital by
VALUE  TRUST       Associates,         investing, under normal market
                   Inc.                conditions, primarily in small
                                       companies whose common stocks are
                                       believed to be undervalued. Under
                                       normal market conditions, the
                                       portfolio will invest at least 80% of
                                       its net assets (plus any borrowings
                                       for investment purposes) in companies
                                       with a market capitalization that do
                                       not exceed the maximum market
                                       capitalization of any security in the
                                       Russell 2000 Index* at the time of
                                       purchase.

SPECIAL VALUE      Saloman             seeks long-term capital growth by
TRUST              Brothers Asset      investing, under normal circumstances,
                   Management Inc      at least 80% of its net assets in common
                                       stocks and other equity securities of
                                       companies whose market capitalization at the
                                       time of investment is no greater than the
                                       market capitalization of companies in the
                                       Russell 2000 Value Index.

MID VALUE TRUST    T. Rowe Price       seek long-term capital appreciation by
                   Associates,         investing, under normal market
                   Inc.                conditions, primarily in a diversified
                                       mix of common stocks of mid size U.S.
                                       companies that are believed to be
                                       undervalued by various measures and
                                       offer good prospects for capital
                                       appreciation.

MID CAP VALUE      Lord, Abbett &      seeks capital appreciation by
TRUST              Co                  investing, under normal market
                                       conditions, at least 80% of the portfolio's
                                       net assets (plus any borrowings for
                                       investment purposes) in mid-sized companies,
                                       with market capitalization of roughly $500
                                       million to $10 billion.

VALUE TRUST        Van Kampen          seeks to realize an above-average
                                       total return over a market cycle of
                                       three to five years, consistent with
                                       reasonable risk, by investing
                                       primarily in equity securities of
                                       companies with capitalizations similar
                                       to the market capitalization of
                                       companies in the Russell Midcap Value
                                       Index.

ALL CAP VALUE      Lord, Abbett &      seeks capital appreciation by
TRUST              Co                  investing in equity securities of U.S.
                                       and multinational companies in all
                                       capitalization ranges that the subadviser
                                       believes are undervalued.

500 INDEX TRUST    MFC Global          seeks to approximate the aggregate
                   Investment          total return of a broad U.S. domestic
                   Management          equity market index by attempting to
                   (U.S.A.)            track the performance of the S&P 500
                   Limited             Composite Stock Price Index*.

FUNDAMENTAL VALUE  Davis Advisors      seeks growth of capital by investing,
TRUST                                  under normal market conditions,
                                       primarily in common stocks of U.S.
                                       companies with market capitalizations
                                       of at least $5 billion that the
                                       subadviser believes are undervalued.
                                       The portfolio may also invest in U.S.
                                       companies with smaller capitalizations.

GROWTH & INCOME    Wellington          seeks long-term growth of capital and
TRUST              Management          income, consistent with prudent
                   Company, LLP        investment risk, by investing primarily
                                       in a diversified portfolio of common stocks
                                       of U.S. issuers which the subadviser believes
                                       are of high quality.

LARGE CAP TRUST    UBS Global          seeks to maximize total return,
                   Asset               consisting of capital appreciation and
                   Management          current income by investing, under
                                       normal circumstances, at least 80% of
                                       its net assets (plus borrowings for
                                       investment purposes, if any) in equity
                                       securities of U.S. large
                                       capitalization companies.

   PORTFOLIO       PORTFOLIO MANAGER              INVESTMENT DESCRIPTION
   ---------       -----------------              ----------------------
QUANTITATIVE       MFC Global          seeks long-term capital appreciation
VALUE TRUST        Investment          by investing primarily in large-cap
                   Management          U.S. securities with the potential for
                   (U.S.A.) Limited    long-term growth of capital.

AMERICAN GROWTH    Capital             invests all of its assets in Class 2
-INCOME TRUST      Research            shares of the Growth-Income Fund, a
                   Management          series of American Fund Insurance
                   Company             Series.  The Growth-Income Fund
                                       invests primarily in common stocks or other
                                       securities which demonstrate the potential
                                       for appreciation and/or dividends.

EQUITY-INCOME      T. Rowe Price       seeks to provide substantial dividend
TRUST              Associates,         income and also long-term capital
                   Inc.                appreciation by investing primarily in
                                       dividend-paying common stocks, particularly
                                       of established companies with favorable
                                       prospects for both increasing dividends and
                                       capital appreciation.

AMERICAN BLUE      Capital             invests all of its assets in Class 2
CHIP INCOME AND    Research            shares of the Blue Chip Income and
GROWTH TRUST       Management          Growth Fund, a series of American Fund
                   Company             Insurance Series.  The Blue Chip
                                       Income and Growth Fund invests
                                       primarily in common stocks of larger,
                                       more established companies based in
                                       the U.S. with market capitalizations
                                       of $4 billion and above.

INCOME & VALUE     Capital             seeks the balanced accomplishment of
TRUST              Guardian Trust      (a) conservation of principal and (b)
                   Company             long-term growth of capital and income by
                                       investing the portfolio's assets in both
                                       equity and fixed-income securities. The
                                       subadviser has full discretion to determine
                                       the allocation between equity and fixed
                                       income securities.

PIMCO VIT ALL      Pacific             The portfolio invests primarily in
ASSET PORTFOLIO    Investment          a diversified mix of :   (a) common
(a series of the   Management          stocks of large and mid sized U.S.
PIMCO Variable     Company             companies, and (b) bonds with an
Insurance Trust)                       overall intermediate term average
(only Class M is                       maturity.
available for
sale)

GLOBAL ALLOCATION  UBS Global          seeks total return, consisting of
TRUST              Asset               long-term capital appreciation and
                   Management          current income, by investing in equity and
                                       fixed income securities of issuers located
                                       within and outside the U.S.

HIGH YIELD TRUST   Saloman             seeks to realize an above-average
                   Brothers Asset      total return over a market cycle of
                   Management Inc      three to five years, consistent with
                                       reasonable risk, by investing primarily in
                                       high yield debt securities, including
                                       corporate bonds and other fixed-income
                                       securities.

U.S. HIGH YIELD    Wells Fargo         seeks total return with a high
BOND TRUST         Fund                level of current income by investing,
                   Management, LLC     under normal market conditions, primarily
                                       in below investment-grade debt securities
                                       (sometimes referred to as "junk bonds" or
                                       high yield securities). The portfolio also
                                       invests in corporate debt securities and may
                                       buy preferred and other convertible
                                       securities and bank loans.

STRATEGIC BOND     Saloman             seeks a high level of total return
TRUST              Brothers Asset      consistent with preservation of
                   Management Inc      capital by giving its subadviser broad
                                       discretion to deploy the portfolio's assets
                                       among certain segments of the fixed income
                                       market as the subadviser believes will best
                                       contribute to achievement of the portfolio's
                                       investment objective.

STRATEGIC INCOME   John Hancock        seeks a high level of current income
TRUST              Advisers, LLC       by investing, under normal market
                                       conditions, primarily in foreign government
                                       and corporate debt securities from developed
                                       and emerging markets; U.S. Government and
                                       agency securities; and U.S. high yield bonds.

   PORTFOLIO       PORTFOLIO MANAGER              INVESTMENT DESCRIPTION
   ---------       -----------------              ----------------------
GLOBAL BOND        Pacific             seeks to realize maximum total return,
TRUST              Investment          consistent with preservation of
                   Management          capital and prudent investment
                   Company             management by investing the
                                       portfolio's assets primarily in fixed
                                       income securities denominated in major
                                       foreign currencies, baskets of foreign
                                       currencies (such as the ECU), and the
                                       U.S. dollar.

INVESTMENT         Wellington          seeks a high level of current income
QUALITY BOND       Management          consistent with the maintenance of
TRUST              Company, LLP        principal and liquidity, by investing
                                       in a diversified portfolio of
                                       investment grade bonds and tends to
                                       focus its investment on corporate
                                       bonds and U.S. Government bonds with
                                       intermediate to longer term
                                       maturities.  The portfolio may also
                                       invest up to 20% of its assets in
                                       non-investment grade fixed income
                                       securities.

TOTAL RETURN       Pacific             seeks to realize maximum total return,
TRUST              Investment          consistent with preservation of
                   Management          capital and prudent investment
                   Company             management by investing, under normal
                                       market conditions, at least 65% of the
                                       portfolio's assets in a diversified portfolio
                                       of fixed income securities of varying
                                       maturities. The average portfolio duration
                                       will normally vary within a three- to
                                       six-year time frame based on the subadviser's
                                       forecast for interest rates.

REAL RETURN BOND   Pacific             seeks maximum return, consistent with
TRUST              Investment          preservation of capital and prudent
                   Management          investment management by investing,
                   Company             under normal market conditions, at
                                       least 80% of its net assets in
                                       inflation-indexed bonds of varying
                                       maturities issued by the U.S. and
                                       non-U.S. governments and by
                                       corporations.

CORE BOND TRUST    Wells Fargo         seeks total return consisting of
                   Fund                income and capital appreciation by
                   Management, LLC     investing, under normal market
                                       conditions, in a broad range of
                                       investment-grade debt securities. The
                                       subadviser invests in debt securities that
                                       the subadviser believes offer attractive
                                       yields and are undervalued relative to issues
                                       of similar credit quality and interest rate
                                       sensitivity. From time to time, the portfolio
                                       may also invest in unrated bonds that the
                                       subadviser believes are comparable to
                                       investment-grade debt securities. Under
                                       normal circumstances, the subadviser expects
                                       to maintain an overall effective duration
                                       range between 4 and 5 1/2 years.

ACTIVE BOND        Declaration         seek income and capital appreciation by
TRUST              Management &        investing at least 80% of its assets in
                   Research LLC        a diversified mix of debt securities and
                                       instruments.

                   John Hancock
                   Advisers, LLC

U.S. GOVERNMENT    Saloman             seeks a high level of current income
SECURITIES TRUST   Brothers Asset      consistent with preservation of
                   Management Inc      capital and maintenance of liquidity, by
                                       investing in debt obligations and
                                       mortgage-backed securities issued or
                                       guaranteed by the U.S. Government, its
                                       agencies or instrumentalities and derivative
                                       securities such as collateralized mortgage
                                       obligations backed by such securities.

MONEY MARKET       MFC Global          seeks maximum current income
TRUST              Investment          consistent with preservation of
                   Management          principal and liquidity by investing
                   (U.S.A.)            in high quality money market
                   Limited             instruments with maturities of 397
                                       days or less issued primarily by U. S.
                                       entities.

   PORTFOLIO       PORTFOLIO MANAGER              INVESTMENT DESCRIPTION
   ---------       -----------------              ----------------------
LIFESTYLE          MFC Global          seeks to provide long-term growth of
AGGRESSIVE 1000    Investment          capital (current income is not a
TRUST              Management          consideration) by investing 100% of
                   (U.S.A.)            the Lifestyle Trust's assets in other
                   Limited             portfolios of the Trust ("Underlying
                                       Portfolios") which invest primarily in
                   Deutsche Asset      equity securities.
                   Management Inc.

LIFESTYLE GROWTH   MFC Global          seeks to provide long-term growth of
820 TRUST          Investment          capital with consideration also given
                   Management          to current income by investing
                   (U.S.A.)            approximately 20% of the Lifestyle
                   Limited             Trust's assets in Underlying
                                       Portfolios which invest primarily in
                   Deutsche Asset      fixed income securities and
                   Management Inc.     approximately 80% of its assets in
                                       Underlying Portfolios which invest primarily
                                       in equity securities.

LIFESTYLE          MFC Global          seeks to provide a balance between a
BALANCED 640       Investment          high level of current income and
TRUST              Management          growth of capital with a greater
                   (U.S.A.)            emphasis given to capital growth by
                   Limited             investing approximately 40% of the
                                       Lifestyle Trust's assets in Underlying
                   Deutsche Asset      Portfolios which invest primarily in
                   Management Inc.     fixed income securities and
                                       approximately 60% of its assets in Underlying
                                       Portfolios which invest primarily in equity
                                       securities.

LIFESTYLE          MFC Global          seeks to provide a balance between a
MODERATE 460       Investment          high level of current income and
TRUST              Management          growth of capital with a greater
                   (U.S.A.)            emphasis given to current income by
                   Limited             investing approximately 60% of the
                                       Lifestyle Trust's assets in Underlying
                   Deutsche Asset      Portfolios which invest primarily in
                   Management Inc.     fixed income securities and
                                       approximately 40% of its assets in Underlying
                                       Portfolios which invest primarily in equity
                                       securities.

LIFESTYLE          MFC Global          seeks to provide a high level of
CONSERVATIVE 280   Investment          current income with some consideration
TRUST              Management          also given to growth of capital by
                   (U.S.A.)            investing approximately 80% of the
                   Limited             Lifestyle Trust's assets in Underlying
                                       Portfolios which invest primarily in
                   Deutsche Asset      fixed income securities and
                   Management Inc.     approximately 20% of its assets in
                                       Underlying Portfolios which invest primarily
                                       in equity securities.

*"Standard & Poor's(R)," "S&P 500(R)," "Standard and Poor's 500(R)" and "S&P Mid Cap 400(R)" are trademarks of The McGraw-Hill Companies, Inc. "Russell 2000(R)," "Russell 2000(R) Growth" and "Russell 3000(R)" are trademarks of Frank Russell Company. "Wilshire 5000(R)" is a trademark of Wilshire Associates. "MSCI All Country World ex USIndex" and "EAFE(R)" are trademarks of Morgan Stanley & Co. Incorporated. None of the Index Trusts are sponsored, endorsed, managed, advised, sold or promoted by any of these companies, and none of these companies make any representation regarding the advisability of investing in the Trust.

You bear the investment risk of any portfolio you choose as an investment option. A full description of the portfolios, including the investment objectives, policies and restrictions of, and the risks relating to investment in, each portfolio is contained in the portfolio prospectuses. The portfolio prospectuses should be read carefully before allocating purchase payments to a sub-account.

If shares of a portfolio of the Trust are no longer available for investment or in our judgment investment in a portfolio of the Trust becomes inappropriate, we may eliminate the shares of a portfolio and substitute shares of another portfolio of the Trust, or another open-end registered investment company. Substitution may be made with respect to both existing investments and the investment of future purchase payments. However, we will make no such substitution without first notifying you and obtaining approval of the SEC (to the extent required by the 1940 Act).

You instruct us how to vote shares.

Shares of the portfolios held in the Variable Account will be voted at any shareholder meetings in accordance with voting instructions received from the persons having the voting interest in the contracts. We will determine the number of portfolio shares for which voting instructions may be given not more than 90 days prior to the meeting. Proxy materials will be distributed to each person having the voting interest in the contract together with appropriate forms for giving voting instructions. We will vote all portfolio shares that we hold (including our own shares and those we hold in the Variable Account for contract owners) in proportion to the instructions so received.

During the accumulation period, the contract owner has the voting interest under a contract. During the pay-out period, the annuitant has the voting interest under a contract. We reserve the right to make any changes in the voting rights described above that may be permitted by the federal securities laws, regulations or interpretations thereof. For further information on voting interest under the contract, see "Voting Interest" in this prospectus.

DESCRIPTION OF THE CONTRACT


ELIGIBLE PLANS



The contract may be issued to fund plans qualifying for special income tax treatment under the Code, such as individual retirement accounts and annuities, pension and profit-sharing plans for corporations and sole proprietorships/partnerships ("H.R. 10"and "Keogh" plans), tax-sheltered annuities, and state and local government deferred compensation plans (see "QUALIFIED RETIREMENT PLANS"). The contract is also designed so that it may be used with non-qualified retirement plans, such as payroll savings plans and such other groups (with or without a trustee) as may be eligible under applicable law.


ELIGIBLE GROUPS

Contracts have been issued to Venture Trust, as group holder for groups comprised of persons who have brokerage accounts with brokers having selling agreements with John Hancock Distributors LLC, ("JHD LLC") (formerly, Manulife Financial Securities the principal underwriter of the contracts.

An eligible member of a group to which a contract has been issued may become an owner under the contract by submitting a completed application, if required by us, and a minimum purchase payment. A certificate summarizing the rights and benefits of the owner under the group contract, or an individual contract will be issued to an applicant acceptable to us. We reserve the right to decline to issue a certificate to any person in our sole discretion. All rights and privileges under the contract may be exercised by each owner as to his or her interest unless expressly reserved to the group holder. However, provisions of any plan in connection with which the contract was issued may restrict an owner's ability to exercise such rights and privileges.

ACCUMULATION PERIOD PROVISIONS

PURCHASE PAYMENTS

Initial purchase payments usually must be at least $5,000, subsequent ones at least $30, and total payments no more than $1 million (without our approval).

Your purchase payments are made to us at our Annuity Service Office. Except as noted below, the minimum initial purchase payment is $5,000 for Non-Qualified Contracts and $2,000 for Qualified Contracts. Subsequent purchase payments must be at least $30. Purchase payments may be made at any time and must be in U.S. dollars. We may provide for purchase payments to be automatically withdrawn from your bank account on a periodic basis. If a purchase payment would cause your contract value to exceed $1,000,000 or your contract value already exceeds $1,000,000, you must obtain our approval in order to make the payment.

We may reduce or eliminate the minimum initial purchase payment requirement, upon your request, in the following circumstances:


            You purchase your contract through a 1035 exchange or a qualified plan transfer of an existing contract(s) issued by another carrier(s) AND at the time of application, the value of your existing contract(s) meets or exceeds the applicable minimum initial purchase payment requirement AND prior to John Hancock USA'S receipt of such 1035 monies, the value drops below the applicable minimum initial purchase payment requirement due to market conditions.



      - You purchase more than one new contract and such contracts cannot be combined AND the average initial purchase payment for these new contracts is equal to or greater than $50,000.


      - You and your spouse each purchase at least one new contract AND the average initial purchase payment for the new contract(s) is equal to or greater than $50,000.


      - You purchase a contract that will be used within John Hancock USA'S Individual

            401(k) Program.


      - You purchase a new qualified plan contract under an already existing qualified retirement plan AND the plan is currently invested in one or more qualified retirement plan contracts established prior to June 1, 2004.



      - You purchase multiple contracts issued in conjunction with a written Retirement Savings Plan (either qualified or non-qualified), for the benefit of plan participants AND the annuitant under each contract is a plan participant AND the average initial purchase payment for these new contracts is equal to or greater than $50,000.


If permitted by state law, we may cancel a contract at the end of any two consecutive contract years in which no purchase payments have been made, if both:

      - the total purchase payments made over the life of the contract, less any withdrawals, are less than $2,000; and

      - the contract value at the end of such two year period is less than $2,000.

We may vary the cancellation of contract privileges in certain states in order to comply with state insurance laws and regulations. If we cancel your contract, we will pay you the contract value computed as of the valuation period during which the cancellation occurs, minus the amount of any outstanding loan and minus the annual $30 administration fee. The amount paid will be treated as a withdrawal for federal tax purposes and thus may be subject to income tax and to a 10% penalty tax (see "FEDERAL TAX MATTERS").


You designate how your purchase payments are to be allocated among the investment options. You may change the allocation of subsequent purchase payments at any time by notifying us in writing (or by telephone or internet if you comply with our telephone and electronic transactions procedures described below).





See Appendix D for information on purchase payments applicable to Ven 7 and Ven 8 contracts. See Appendix E for information on purchase payments applicable to Ven 3 and Ven 1 contracts.

ACCUMULATION UNITS

The value of an investment account is measured in "accumulation units," which vary in value with the performance of the underlying Trust portfolio.

During the accumulation period, we will establish an "INVESTMENT ACCOUNT" for you for each Variable Account investment option to which you allocate a portion of your contract value. Amounts are credited to those investment accounts in the form of "ACCUMULATION UNITS" (units of measure used to calculate the value of the variable portion of your contract during the accumulation period). The number of accumulation units to be credited to each investment account is determined by dividing the amount allocated to that investment account by the value of an accumulation unit for that investment account next computed after the purchase payment is received at our Annuity Service Office complete with all necessary information or, in the case of the first purchase payment, pursuant to the procedures described below.

Initial purchase payments received by mail will usually be credited on the business day (any date on which the New York Stock Exchange is open and the net asset value of a portfolio is determined) on which they are received at our Annuity Service Office, and in any event not later than two business days after our receipt of all information necessary for issuing the contract. Subsequent purchase payments will be credited on the business day they are received at our Annuity Service Office. You will be informed of any deficiencies preventing processing if your contract cannot be issued. If the deficiencies are not remedied within five business days after receipt, your purchase payment will be returned promptly, unless you specifically consent to our retaining your purchase payment until all necessary information is received. Initial purchase payments received by wire transfer from broker-dealers will be credited on the business day received by us if the broker-dealers have made special arrangements with us.

VALUE OF ACCUMULATION UNITS

The value of your accumulation units will vary from one business day to the next depending upon the investment results of the investment options you select. The value of an accumulation unit for each sub-account was arbitrarily set at $10 or $12.50 for the first business day under other contracts we have issued. The value of an accumulation unit for any subsequent business day is determined by multiplying the value of an accumulation unit for the immediately preceding business day by the net investment factor for that sub-account (described below) for the business day for which the value is being determined. Accumulation units will be valued as of the end of each business day. A business day is deemed to end at the time of the determination of the net asset value of the Trust shares.

NET INVESTMENT FACTOR

The net investment factor is an index used to measure the investment performance of a sub-account from one business day to the next (the "VALUATION PERIOD"). The net investment factor may be greater or less than or equal to one; therefore, the value of an accumulation unit may increase, decrease or remain the same. The net investment factor for each sub-account for any valuation period is determined by dividing (a) by (b) and subtracting (c) from the result:

Where (a) is:

      - the net asset value per share of a portfolio share held in the sub-account determined at the end of the current valuation period, plus

      - the per share amount of any dividend or capital gain distributions made by the portfolio on shares held in the sub-account if the "ex-dividend" date occurs during the current valuation period.

Where (b) is the net asset value per share of a portfolio share held in the sub-account determined as of the end of the immediately preceding valuation period.

Where (c) is a factor representing the charges deducted from the sub-account on a daily basis for Separate Account Annual Expenses.

TRANSFERS AMONG INVESTMENT OPTIONS

During the accumulation period, you may transfer amounts among the variable account investment options and from those investment options to the fixed account investment options, subject to the restrictions set forth below.


You may make a transfer by providing written notice to us , by telephone or by other electronic means that we may provide through the internet (See "TELEPHONE AND ELECTRONIC TRANSACTIONS"). Accumulation units will be canceled from the investment account from which you transfer amounts and credited to the investment account to which you transfer amounts. Your contract value on the date of the transfer will not be affected by a transfer. You must transfer at least $300 or, if less, the entire value of the investment account. If after the transfer the amount remaining in the investment account is less than $100, then we will transfer the entire amount instead of the requested amount.


Currently, we do not impose a charge for transfer requests. The first twelve transfers in a contract year are free of any transfer charge. For each additional transfer in a contract year, we do not currently assess a charge but reserve the right (to the extent permitted by your contract) to assess a reasonable charge (not to exceed the lesser of $25 or 2% of the amount transferred) to reimburse us for the expenses of processing transfers.

We have adopted a policy and procedures to restrict frequent transfers of contract value among variable investment options.

Variable investment options in variable annuity and variable life insurance products can be a prime target for abusive transfer activity because these products value their variable investment options on a daily basis and allow transfers among variable investment options without immediate tax consequences. As a result, some investors may seek to frequently transfer into and out of variable investment options in reaction to market news or to exploit some perceived pricing inefficiency. Whatever the reason, long-term investors in a variable investment option can be harmed by frequent transfer activity since such activity may expose the variable investment options underlying a portfolio to increased portfolio transaction costs and/or disrupt the portfolio manager's ability to effectively manage a portfolio in accordance with its investment objective and policies), both of which may result in dilution with respect to interests held for long-term investment.


To discourage disruptive frequent trading activity, we have adopted a policy for the Variable Account to restrict transfers to two per calendar month per contract, with certain exceptions, and procedures to count the number of transfers made under a contract. Under the current procedures of the Variable Account, we count all transfers made during the period from the opening of trading each day the net asset value of the shares of a portfolio are determined (usually 9 a.m.) to the close of trading that day (the close of day-time trading of the New York Stock Exchange (usually 4 p.m.) as a single transfer. We do NOT count: (a) scheduled transfers made pursuant to our Dollar Cost Averaging program or our Asset Rebalancing Program, (b) transfers from a fixed account option at the end of its guarantee period, (c) transfers made within a prescribed period before and after a substitution of underlying portfolios and
(d) transfers made
during the pay-out period (these transfers are subject to a 30 day notice requirement, however, as described in the "Transfers During Pay-out Period" section of this Prospectus). Under the Variable Account's policy and procedures, contract owners may transfer to a Money Market investment option even if the two transfer per month limit has been reached if 100% of the contract value in all variable investment options is transferred to that Money Market investment option. If such a transfer to a Money Market investment option is made, for a 30 calendar day period after such transfer, no subsequent transfers from that Money Market investment option to another variable account investment option may be made. We apply the Variable Account's policy and procedures uniformly to all contract owners.


We reserve the right to take other actions to restrict trading, including, but not limited to:

      -     restricting the number of transfers made during a defined period,

      -     restricting the dollar amount of transfers,

      - restricting the method used to submit transfers (e.g., requiring transfer requests to be submitted in writing via U.S. mail), and

      -     restricting transfers into and out of certain subaccounts.

In addition, we reserve the right to defer a transfer at any time we are unable to purchase or redeem shares of the portfolios. We also reserve the right to modify or terminate the transfer privilege at any time (to the extent permitted by applicable law).

While we seek to identify and prevent disruptive frequent trading activity, it is not always possible to do so. Therefore, no assurance can be given that the restrictions we impose will be successful in restricting disruptive frequent trading activity and avoiding harm to long term investors.

See Appendix E for information on Transfers Among Investment Options applicable to Ven 1 and Ven 3 contracts.

MAXIMUM NUMBER OF INVESTMENT OPTIONS

There is no limit on the number of investment options to which you may allocate purchase payments.


TELEPHONE AND ELECTRONIC TRANSACTIONS



We permit you to make certain types of transactions by telephone or electronically through the internet.



When you purchase a contract, we will automatically permit you to request transfers and withdrawals by telephone. We will also permit you to access information about your contract, request transfers and perform some transactions (other than withdrawals) electronically through the internet. You can contact us:



      -     By calling us at 1-800-344-1029, or



      - By the internet (electronically) through our website at www.johnhancockannuities.com



To access information and perform electronic transactions through our website, you will be required to create an account with a username and password, and maintain a valid e-mail address. You may also authorize other people to make certain transaction requests by telephone or electronically through the internet by sending us instructions in a form acceptable to us.



We will not be liable for following instructions communicated by telephone or electronically that we reasonably believe to be genuine. We will employ reasonable procedures to confirm that instructions we receive are genuine. Our procedures require you to provide information to verify your identity when you call us and we will record all conversations with you. When someone contacts us by telephone and follows our procedures, we will assume that you are authorizing us to act upon those instructions. For electronic transactions through the internet, you will need to provide your username and password. You are responsible for keeping your password confidential and must notify us of:



      -     Any loss or theft of your password, or



      -     Any unauthorized use of your password



We may only be liable for any losses due to unauthorized or fraudulent instructions where we fail to employ our procedures properly.

All transaction instructions we receive by telephone or electronically will be followed by a confirmation statement of the transaction. Transaction instructions we receive by telephone or electronically before the close of the New York Stock Exchange, which is usually 4:00p.m. Eastern time on any Valuation Day, will usually be effective at the end of that day. Your ability to access or transact business electronically may be limited due to circumstances beyond our control, such as system outages, or during periods when our telephone lines or our website may be busy. We may, for example, experience unusual volume during periods of substantial market change.



We may suspend, modify or terminate our telephone or electronic transaction procedures at any time. We may, for example, impose limits on the maximum withdrawal amount available to you through a telephone transaction. Also, as stated earlier in this prospectus, we have imposed restrictions on transfers and reserve the right to take other actions to restrict trading, including the right to restrict the method used to submit transfers (e.g., by requiring transfer requests to be submitted in writing via U.S. mail). WE also reserve the right to suspend or terminate the transfer privilege altogether with respect to anyone who we feel are abusing the privilege to the detriment of others.


SPECIAL TRANSFER SERVICES - DOLLAR COST AVERAGING

Dollar Cost Averaging and Asset Rebalancing programs are available.


We administer a Dollar Cost Averaging ("DCA") program. If you enter into a DCA agreement, you may instruct us to transfer monthly a predetermined dollar amount from any variable account investment option, the one year fixed account investment option, or the DCA fixed account investment option to other variable account investment options until the amount in the investment option from which the transfer is madeis exhausted. Only purchase payments (and not existing contract values) may be allocated to the DCA fixed account investment option. There is no charge for participation in the DCA program.


From time to time, we may offer special DCA programs where the rate of interest credited to a fixed account investment option exceeds our actual earnings on the supporting assets, less appropriate risk and expense adjustments. In such case, any amounts credited to your account in excess of amounts earned by us on the assets in the general account will be recovered from existing charges described in your contract. Your contract charges will not increase as a result of electing to participate in any special DCA program.

The DCA program is generally suitable if you are making a substantial deposit and desire to control the risk of investing at the top of a market cycle. The DCA program allows investments to be made in equal installments over time in an effort to reduce that risk. Therefore, a lower purchase price may be achieved over the long-term by purchasing more accumulation units of a particular sub-account when the unit value is low; less when the unit value is high. However, the DCA program does not guarantee profits or prevent losses in a declining market and requires regular investment regardless of fluctuating price levels. Contract owners interested in the DCA program should consider their financial ability to continue purchases through periods of low price levels. If you are interested in the DCA program, you may elect to participate in the program on the appropriate authorization form. You may obtain a separate authorization form and full information concerning the program and its restrictions from your securities dealer or our Annuity Service Office. There is no charge for participation in the DCA program.

See Appendix E for information on the DCA Program applicable to Ven 1 and Ven 3 contracts.

ASSET REBALANCING PROGRAM

We administer an Asset Rebalancing Program which enables you to specify the percentage levels you would like to maintain in particular portfolios. Your contract value will be automatically rebalanced pursuant to the schedule described below to maintain the indicated percentages by transfers among the portfolios. (Fixed account investment options are not eligible for participation in the Asset Rebalancing Program.) The entire value of the variable investment accounts must be included in the Asset Rebalancing Program. Other investment programs, such as the DCA program, or other transfers or withdrawals may not work in concert with the Asset Rebalancing Program. Therefore, you should monitor your use of these other programs and any other transfers or withdrawals while the Asset Rebalancing Program is being used. If you are interested in the Asset Rebalancing Program, you may obtain a separate authorization form and full information concerning the program and its restrictions from your securities dealer or our Annuity Service Office. There is no charge for participation in the Asset Rebalancing Program.

For rebalancing programs begun on or after October 1, 1996, asset rebalancing will only be permitted on the following time schedules:

      - quarterly on the 25th day of the last month of the calendar quarter (or the next business day if the 25th is not a business day);

      - semi-annually on June 25th and December 26th (or the next business day if these dates are not business days); or

      - annually on December 26th (or the next business day if December 26th is not a business day).

Rebalancing will continue to take place on the last business day of every calendar quarter for rebalancing programs begun prior to October 1, 1996.

WITHDRAWALS

You may withdraw all or a portion of your contract value, but may incur withdrawal charges and tax liability as a result.

During the accumulation period, you may withdraw all or a portion of your contract value upon written request (complete with all necessary information) to our Annuity Service Office. You may make withdrawals by telephone if you have authorized telephone withdrawals, as described above under "Telephone Transactions." For certain qualified contracts, exercise of the withdrawal right may require the consent of the qualified plan participant's spouse under the Internal Revenue Code of 1986, as amended (the "CODE"). In the case of a total withdrawal, we will pay the contract value as of the date of receipt of the request at our Annuity Service Office, minus the annual $30 administration fee (if applicable), any unpaid loans and any applicable withdrawal charge. The contract then will be canceled. In the case of a partial withdrawal, we will pay the amount requested and cancel accumulation units credited to each investment account equal in value to the amount withdrawn from that investment account plus any applicable withdrawal charge deducted from that investment account.

When making a partial withdrawal, you should specify the investment options from which the withdrawal is to be made. The amount requested from an investment option may not exceed the value of that investment option minus any applicable withdrawal charge. If you do not specify the investment options from which a partial withdrawal is to be taken, the withdrawal will be taken from the variable account investment options until exhausted and then from the fixed account investment options, beginning with the shortest guarantee period first and ending with the longest guarantee period last. If the partial withdrawal is less than the total value in the variable account investment options, the withdrawal will be taken proportionately from all of your variable account investment options. For rules governing the order and manner of withdrawals from the fixed account investment options, see "FIXED ACCOUNT INVESTMENT OPTIONS".

There is no limit on the frequency of partial withdrawals; however, the amount withdrawn must be at least $300 or, if less, the entire balance in the investment option. If after the withdrawal (and deduction of any withdrawal charge) the amount remaining in the investment option is less than $100, we will treat the partial withdrawal as a withdrawal of the entire amount held in the investment option. If a partial withdrawal plus any applicable withdrawal charge would reduce the contract value to less than $300, we will treat the partial withdrawal as a total withdrawal of the contract value.

The amount of any withdrawal from the variable account investment options will be paid promptly, and in any event within seven calendar days of receipt of the request, complete with all necessary information at our Annuity Service Office, except that we reserve the right to defer the right of withdrawal or postpone payments for any period when:

      - the New York Stock Exchange is closed (other than customary weekend and holiday closings),

      -     trading on the New York Stock Exchange is restricted,

      - an emergency exists as a result of which disposal of securities held in the Variable Account is not reasonably practicable or it is not reasonably practicable to determine the value of the Variable Account's net assets, or

      - the SEC, by order, so permits for the protection of security holders; provided that applicable rules and regulations of the SEC shall govern as to whether trading is restricted or an emergency exists.




Withdrawals from the contract may be subject to income tax and a 10% IRS penalty tax (see "FEDERAL TAX MATTERS"). Withdrawals are permitted from contracts issued in connection with Section 403(b) qualified plans only under limited circumstances (see APPENDIX J - "QUALIFIED PLAN TYPES").

SPECIAL WITHDRAWAL SERVICES - THE INCOME PLAN

Systematic "Income Plan" withdrawals are available.

We administer an Income Plan ("IP") which permits you to pre-authorize a periodic exercise of the contractual withdrawal rights described above. After entering into an IP agreement, you may instruct us to withdraw a level dollar amount from specified investment options on a periodic basis. The total of IP withdrawals in a contract year is limited to not more than 10% of the purchase payments made (to ensure that no withdrawal or market value charge will ever apply to an IP withdrawal). If additional withdrawals, outside the IP program, are taken from a contract in the same contract year in which an IP program is in effect, IP withdrawals taken after the free withdrawal amount has been exceeded are subject to a withdrawal charge. The IP is not available to contracts participating in the dollar cost averaging program or for which purchase payments are being automatically deducted from a bank account on a periodic basis. IP withdrawals will be free of market value charges. IP withdrawals, like other withdrawals, may be subject to income tax and a 10% IRS penalty tax. If you are interested in an IP, you may obtain a separate authorization form and full information concerning the program and its restrictions from your securities dealer or our Annuity Service Office. The IP program is free.

DEATH BENEFIT DURING ACCUMULATION PERIOD

If you die during the accumulation period, your beneficiary will receive a death benefit that might exceed your contract value.

IN GENERAL. The following discussion applies principally to contracts that are not issued in connection with qualified plans, i.e., "NON-QUALIFIED CONTRACTS." Tax law requirements applicable to qualified plans, including IRAs, and the tax treatment of amounts held and distributed under such plans, are quite complex. Accordingly, if your contract is to be used in connection with a qualified plan, you should seek competent legal and tax advice regarding the suitability of the contract for the situation involved and the requirements governing the distribution of benefits, including death benefits, from a contract used in the plan. In particular, if you intend to use the contract in connection with a qualified plan, including an IRA, you and your advisor should consider that there is some uncertainty as to the income tax effects of the death benefit on qualified plans, including IRAs. (See "FEDERAL TAX MATTERS" and Appendix J "Qualified Plan Types").

AMOUNT OF DEATH BENEFIT. If any owner dies, the death benefit will be the greater of:

      -     the contract value; or

      -     the Minimum Death Benefit.

If there is any debt, the death benefit equals the amount described above less the debt under the contract.

1. If the oldest owner had an attained age of less than 81 years on the contract date, the Minimum Death Benefit will be determined as follows:

      - During the first contract year, the Minimum Death Benefit will be the sum of all purchase payments made, less any amount deducted in connection with partial withdrawals.

      - During any subsequent contract year, the Minimum Death Benefit will be the greater of (i) or (ii), where:

            (i) is the sum of all purchase payments made, less any amount deducted in connection with partial withdrawals; and

            (ii) is the greatest Anniversary Value prior to the oldest owner's attained age 81. The Anniversary Value is equal to the contract value on a contract anniversary, increased by all purchase payments made, less any amount deducted in connection with partial withdrawals, since that contract anniversary.

2. If the oldest owner had an attained age of 81 or greater on the contract date, the Minimum Death Benefit will be the sum of all purchase payments made, less any amount deducted in connection with partial withdrawals.


We limit the Minimum Death Benefit on Venture contracts so that it does not exceed $10,000,000 except in HI, MA, MN, & VT and for certain Venture contracts issued before July 2003. We will also reduce the Minimum Death Benefit proportionally in connection with partial withdrawals For contracts issued prior to January 1,2003, however, the amount deducted in connection with partial withdrawals will be the dollar amount of the partial withdrawal.

For additional information on Venture contracts issued prior to July 2003, please refer to Appendix K. For information on the death benefit applicable to Ven 7 and Ven 8 contracts see Appendix D and to Ven 1 and Ven 3 contracts see Appendix E.



PAYMENT OF DEATH BENEFIT. The determination of the death benefit will be made on the date we receive written notice and "proof of death" as well as all required claims forms from all beneficiaries, at our Annuity Service Office. No one is entitled to the death benefit until this time. Death benefits will be paid within 7 days of that determination. Proof of death occurs when we receive one of the following at our Annuity Service Office:



      -     a certified copy of a death certificate; or


      - a certified copy of a decree of a court of competent jurisdiction as to the finding of death and all required claims forms; or

      -     any other proof satisfactory to us.

If there are any unpaid loans, the death benefit equals the death benefit, as described above, minus the amount of unpaid loans (including unpaid interest).

We will pay the death benefit to the beneficiary if any contract owner dies before the maturity date. If there is a surviving owner, that contract owner will be deemed to be the beneficiary. No death benefit is payable on the death of any annuitant, except that if any owner is not a natural person, the death of any annuitant will be treated as the death of an owner. On the death of the last surviving annuitant, the owner, if a natural person, will become the annuitant unless the owner designates another person as the annuitant.

The death benefit may be taken in the form of a lump sum immediately. If not taken immediately, the contract will continue subject to the following:

      -     The beneficiary will become the owner.

      - Any excess of the death benefit over the contract value will be allocated to the owner's investment accounts in proportion to their relative values on the date of receipt at our Annuity Service Office of due proof of the owner's death.

      -     No additional purchase payments may be made.


      -     Withdrawal charges will be waived for all future distributions.


      - If the deceased owner's spouse is the beneficiary, the spouse continues the contract as the new owner. In such a case, the distribution rules applicable when a contract owner dies will apply when the spouse, as the owner, dies. In addition, a death benefit will be paid upon the death of the spouse. For purposes of calculating the death benefit payable upon the death of the spouse (excluding any optional benefits), the death benefit paid upon the first owner's death will be treated as a purchase payment to the contract. In addition, the death benefit on the last day of the previous contract year (or the last day of the contract year ending just prior to the owner's 81st birthday, if applicable) shall be set to zero as of the date of the first owner's death.

      - If the beneficiary is not the deceased owner's spouse, distribution of the owner's entire interest in the contract must be made within five years of the owner's death, or alternatively, distribution may be made as an annuity, under one of the annuity options described below under "Annuity Options," which begins within one year of the owner's death and is payable over the life of the beneficiary or over a period not extending beyond the life expectancy of the beneficiary. If distribution is not made as an annuity, upon the death of the beneficiary, the death benefit will equal the contract value and must be distributed immediately in a single sum.

      - Alternatively, if the contract is not a qualified contract and if the beneficiary is not the deceased owner's spouse, distribution of the owner's entire interest in the contract may be made as a series of withdrawals over the beneficiary's life expectancy. If this form of distribution is selected, the beneficiary may not reduce or stop the withdrawals but may in any year withdraw more than the required amount for that year. If life expectancy withdrawals have been selected and the initial beneficiary dies while value remains in the contract, a successor beneficiary may either take a lump sum distribution of the remaining balance or continue periodic withdrawals according to the original schedule based on the initial beneficiary's life expectancy.

- Please see Optional Benefits for a discussion of benefits available to beneficiaries under each optional benefit.




A substitution or addition of any contract owner may result in resetting the death benefit to an amount equal to the contract value as of the date of the change. For purposes of subsequent calculations of the death benefit prior to the maturity date, the contract value on the date of the change will be treated as a purchase payment made on that date. In addition, all purchase payments made and all amounts deducted in connection with partial withdrawals prior to the date of the change will not be considered in the determination of the death benefit. No such change in death benefit will be made if the person whose death will cause the death benefit to be paid is the same after the change in ownership or if ownership is transferred to the owner's spouse.

Death benefits will be paid within seven calendar days of the date the amount of the death benefit is determined, as described above, subject to postponement under the same circumstances that payment of withdrawals may be postponed (see "WITHDRAWALS").

In designating beneficiaries you may impose restrictions on the timing and manner of payment of death benefits. The description of death benefits in this prospectus does not reflect any of the restrictions that could be imposed, and it should be understood as describing what will happen if the contract owner chooses not to restrict death benefits under the contract. If the contract owner imposes restrictions, those restrictions will govern payment of the death benefit.

PAY-OUT PERIOD PROVISIONS

Annuity benefit payments may be paid in several ways.

GENERAL

You or your beneficiary may elect to have any amounts that we are obligated to pay on withdrawal or death, or as of the maturity date, paid by means of periodic annuity benefit payments rather than in one lump sum (subject to the distribution of death benefit provisions described above).


Generally, we will begin paying annuity benefits to the annuitant under the contract on the contract's maturity date (the first day of the pay-out period). The maturity date is the date specified on your contract's specifications page, unless you change that date. If no date is specified, the maturity date is the first day of the month following the later of the 85th birthday of the oldest annuitant or the tenth contract anniversary. You may specify a different maturity date at any time by written request at least one month before both the previously specified and the new maturity date. The new maturity date may not be later than the previously specified maturity date unless we consent. Maturity dates which occur when the annuitant is at an advanced age, e.g., past age 85, may have adverse income tax consequences (see "FEDERAL TAX MATTERS"). Distributions from qualified contracts may be required before the maturity date.


For maturity date applicable to Ven 7 and Ven 8 contracts see Appendix D, and to Ven 3 and Ven 1 contracts see Appendix E.

You may select the frequency of annuity benefit payments. However, if the contract value at the maturity date is such that a monthly payment would be less than $20, we may pay the contract value, minus any unpaid loans, in one lump sum to the annuitant on the maturity date.

ANNUITY OPTIONS

Annuity benefit payments are available under the contract on a fixed, variable, or combination fixed and variable basis. Upon purchase of the contract, and at any time during the accumulation period, you may select one or more of the annuity options described below on a fixed and/or variable basis or choose an alternate form of payment acceptable to us. If an annuity option is not selected, we will provide as a default option a life annuity with payments guaranteed for ten years as described below. Annuity benefit payments will be determined based on the Investment Account Value of each investment option at the maturity date. Internal Revenue Service ("IRS") regulations may preclude the availability of certain annuity options in connection with certain qualified contracts including contracts used in connection with IRAs.

Please read the description of each annuity option carefully. In general, a non-refund life annuity provides the highest level of payments. However, because there is no guarantee that any minimum number of payments will be made, an annuitant may receive only one payment if the annuitant dies prior to the date the second payment is due. Annuities with payments guaranteed for a certain number of years may also be elected but the amount of each payment will be lower than that available under the non-refund life annuity option.

The following annuity options are guaranteed in the contract.

      OPTION 1(a): NON-REFUND LIFE ANNUITY - An annuity with payments during the lifetime of the annuitant. No payments are due after the death of the annuitant. Because there is no guarantee that any minimum number of payments will be made, an annuitant may receive only one payment if the annuitant dies prior to the date the second payment is due.

      OPTION 1(b): LIFE ANNUITY WITH PAYMENTS GUARANTEED FOR 10 YEARS - An annuity with payments guaranteed for 10 years and continuing thereafter during the lifetime of the annuitant. Because payments are guaranteed for 10 years, annuity benefit payments will be made to the end of such period if the annuitant dies prior to the end of the tenth year.

      OPTION 2(a): JOINT & SURVIVOR NON-REFUND LIFE ANNUITY - An annuity with payments during the lifetimes of the annuitant and a designated co-annuitant. No payments are due after the death of the last survivor of the annuitant and co-annuitant. Because there is no guarantee that any minimum number of payments will be made, an annuitant or co-annuitant may receive only one payment if the annuitant and co-annuitant die prior to the date the second payment is due.

      OPTION 2(b): JOINT & SURVIVOR LIFE ANNUITY WITH PAYMENTS GUARANTEED FOR 10 YEARS - An annuity with payments guaranteed for 10 years and continuing thereafter during the lifetimes of the annuitant and a designated co-annuitant. Because payments are guaranteed for 10 years, annuity benefit payments will be made to the end of such period if both the annuitant and the co-annuitant die prior to the end of the tenth year.

In addition to the foregoing annuity options which we are contractually obligated to offer at all times, we currently offer the following annuity options. We may cease offering the following annuity options at any time and may offer other annuity options in the future.

      OPTION 3: LIFE ANNUITY WITH PAYMENTS GUARANTEED FOR 5, 15 OR 20 YEARS - An Annuity with payments guaranteed for 5, 15 or 20 years and continuing thereafter during the lifetime of the annuitant. Because payments are guaranteed for the specific number of years, annuity benefit payments will be made to the end of the last year of the 5, 15 or 20 year period.

      OPTION 4: JOINT & TWO-THIRDS SURVIVOR NON-REFUND LIFE ANNUITY - An annuity with full payments during the joint lifetime of the annuitant and a designated co-annuitant and two-thirds payments during the lifetime of the survivor. Because there is no guarantee that any minimum number of payments will be made, an annuitant or co-annuitant may receive only one payment if the annuitant and co-annuitant die prior to the date the second payment is due.

      OPTION 5: PERIOD CERTAIN ONLY ANNUITY FOR 10, 15 OR 20 YEARS - An annuity with payments for a 10, 15 or 20 year period and no payments thereafter.


FULL SURRENDERS DURING THE PAY-OUT PERIOD. You may surrender your Contract, after the pay-out period has begun, only if you have selected a variable pay-out under Option 5: Period Certain Only Annuity for 10, 15, or 20 years. Under this option, we will pay you the Commuted Value of your Contract minus any applicable Withdrawal Charges. The Commuted Value is determined on the day we receive your written request for Surrender.


If you elect to take the entire Commuted Value of the remaining annuity benefit payments due in the Period Certain, no future annuity benefit payments will be made.

PARTIAL SURRENDERS DURING THE PAY-OUT PERIOD. Partial Surrenders are permitted after the pay-out period has begun, only if you have selected a variable pay-out under Option 5: Period Certain Only Annuity for 10, 15, or 20 years. You make take partial surrenders of amounts equal to the Commuted Value of the payments that we would have made during the Period Certain. We will deduct any applicable Withdrawal Charges. The Commuted Value is determined on the day we receive your written request for Surrender.


If you elect to take only the Commuted Value of some of the remaining annuity benefit payments due in the Period Certain, we will reduce the remaining annuity benefit payments during the remaining period certain.


DETERMINATION OF AMOUNT OF THE FIRST VARIABLE ANNUITY BENEFIT PAYMENT



The first variable annuity benefit payment is determined by applying the portion of the proceeds (minus any applicable premium taxes) used to purchase a variable annuity to the annuity tables contained in the contract. The amount of the contract value will be determined as of the date not more than ten business days prior to the maturity date. Contract value used to determine annuity benefit payments will be reduced by any applicable premium taxes.


The rates contained in the annuity tables vary with the annuitant's sex and age and the annuity option selected. However, for contracts issued in connection with certain employer-sponsored retirement plans sex-distinct tables may not be used. Under such tables, the longer the life expectancy of the annuitant under any life annuity option or the longer the period for which payments are guaranteed under the option, the smaller the amount of the first monthly variable annuity payment will be. For information on annuity rates for Ven 1 and Ven 3 contracts see Appendix E. For information on assumed interest rates applicable to Ven 7 and Ven 8 contracts see Appendix D and for Ven 1 and Ven 3 contracts see Appendix E.

ANNUITY UNITS AND THE DETERMINATION OF SUBSEQUENT VARIABLE ANNUITY BENEFIT PAYMENTS


Variable annuity benefit payments after the first one will be based on the investment performance of the sub-accounts selected during the pay-out period. The amount of a subsequent payment is determined by dividing the amount of the first annuity benefit payment from each sub-account by the annuity unit value of that sub-account (as of the same date the contract value to effect the annuity was determined) to establish the number of annuity units which will thereafter be used to determine payments. This number of annuity units for each sub-account is then multiplied by the appropriate annuity unit value as of a uniformly applied date not more than ten business days before the annuity benefit payment is due, and the resulting amounts for each sub-account are then totaled to arrive at the amount of the annuity benefit payment to be made. The number of annuity units generally remains constant throughout the pay-out period (assuming no transfer is made). A pro-rata portion of the administration fee will be deducted from each annuity benefit payment.



The value of an annuity unit for each sub-account for any business day is determined by multiplying the annuity unit value for the immediately preceding business day by the net investment factor for that sub-account (see "NET INVESTMENT FACTOR") for the valuation period for which the annuity unit value is being calculated and by a factor to neutralize the assumed interest rate. Generally, if the net investment factor is greater than the assumed interest rate, the payment amount will increase. If the net investment factor is less than the assumed interest rate, the payment amount will decrease.


A 3% assumed interest rate is built into the annuity tables in the contract used to determine the first variable annuity payment.

TRANSFERS DURING PAY-OUT PERIOD

Some transfers are permitted during the pay-out period, but subject to different limitations than during the accumulation period.


Once variable annuity benefit payments have begun, you may transfer all or part of the investment upon which those payments are based from one sub-account to another. You must submit your transfer request to our Annuity Service Office at least 30 DAYS BEFORE the due date of the first annuity benefit payment to which your transfer will apply. Transfers after the maturity date will be made by converting the number of annuity units being transferred to the number of annuity units of the sub-account to which the transfer is made, so that the next annuity benefit payment if it were made at that time would be the same amount that it would have been without the transfer. Thereafter, annuity benefit payments will reflect changes in the value of the annuity units for the new sub-account selected. We reserve the right to limit, upon notice, the maximum number of transfers a contract owner may make per contract year to four. Once annuity benefit payments have commenced, no transfers may be made from a fixed annuity option to a variable annuity option or from a variable annuity option to a fixed annuity option. In addition, we reserve the right to defer the transfer privilege at any time that we are unable to purchase or redeem shares of a portfolio.

We also reserve the right to modify or terminate the transfer privilege at any time in accordance with applicable law.

DEATH BENEFIT DURING PAY-OUT PERIOD

If an annuity option providing for payments for a guaranteed period has been selected, and the annuitant dies during the pay-out period, we will make the remaining guaranteed payments to the beneficiary. Any remaining payments will be made at least as rapidly as under the method of distribution being used as of the date of the annuitant's death. If no beneficiary is living, we will commute any unpaid guaranteed payments to a single sum (on the basis of the interest rate used in determining the payments) and pay that single sum to the estate of the last to die of the annuitant and the beneficiary.

OTHER CONTRACT PROVISIONS


RIGHT TO REVIEW


You have a ten-day right to cancel your contract.


You may cancel the contract by returning it to our Annuity Service Office or agent at any time within 10 days after receiving it or such other period as required by law Within 7 days of receiving a returned contract, we will pay you the contract value (minus any unpaid loans), computed at the end of the business day on which we receive your returned contract.


No withdrawal charge is imposed upon return of a contract within the ten day right to review period. The ten day right to review may vary in certain states in order to comply with the requirements of state insurance laws and regulations. When the contract is issued as an individual retirement annuity under Sections 408 or 408A of the Code, during the first 7 days of the 10 day period, we will return all purchase payments if this is greater than the amount otherwise payable.

(Applicable to Residents of California Only)

Residents in California age 60 and greater may cancel the contract by returning it to our Annuity Service Office or agent at any time within 30 days after receiving it. If you cancel the contract during this 30 day period and your purchase payments were allocated to a fixed account investment option or the Money-Market investment option, we will pay you the original amount of your purchase payments. If your purchase payments were allocated to a Variable Account investment option (other than the Money Market portfolio), we will pay you the contract value, (minus any unpaid loans), computed at the end of the business day on which we receive your returned contract.


Your purchase payments will be placed in either (a) the fixed account investment option, (b) the Money Market investment option or (c) in one or more of the Variable Account investment options, based upon your instructions on the application. Unless you instruct us otherwise, we will allocate your purchase payments to the Money Market investment option.


OWNERSHIP

You are entitled to exercise all rights under your contract.

See Appendix D for information on ownership applicable to certain contracts which are no longer being issued (Ven 8 contracts).

The contract owner is the person entitled to exercise all rights under the contract. Prior to the maturity date, the contract owner is the person designated in the contract or certificate specifications page or as subsequently named. On and after the maturity date, the annuitant is the contract owner. If amounts become payable to any beneficiary under the contract, the beneficiary is the contract owner.


In the case of non-qualified contracts, ownership of the contract may be changed or the contract may be collaterally assigned at any time prior to the maturity date, subject to the rights of any irrevocable beneficiary. Changing the ownership of a contract may be treated as a (potentially taxable) distribution from the contract for federal tax purposes. A collateral assignment will be treated as a distribution from the contract and will be tax reported as such. An addition or substitution of any contract owner may result in resetting the death benefit to an amount equal to the contract value as of the date of the change and treating that value as a purchase payment made on that date for purposes of computing the amount of the death benefit.


Any change of ownership or assignment must be made in writing. We must approve any change. Any assignment and any change, if approved, will be effective as of the date we receive the request at our Annuity Service Office. We assume no liability for any payments made or actions taken before a change is approved or an assignment is accepted or responsibility for the validity or sufficiency of any assignment. An absolute assignment will revoke the interest of any revocable beneficiary.

In the case of qualified contracts, ownership of the contract generally may not be transferred except by the trustee of an exempt employees' trust which is part of a retirement plan qualified under Section 401 of the Code or as otherwise permitted by applicable IRS regulations. Subject to the foregoing, a qualified contract may not be sold, assigned, transferred, discounted or pledged as collateral for a loan or as security for the performance of an obligation or for any other purpose to any person other than us.

ANNUITANT

The "annuitant" is either you or someone you designate.


The annuitant is any natural person or persons whose life is used to determine the duration of annuity benefit payments involving life contingencies. The annuitant is entitled to receive all annuity benefit payments under the contract. If the contract owner names more than one person as an "annuitant," the second person named shall be referred to as "CO-ANNUITANT." The annuitant is as designated on the contract specifications page or in the application, unless changed. Any change of annuitant must be made in writing in a form acceptable to us. We must approve any change.



On the death of the annuitant prior to the maturity date, the co-annuitant, if living, becomes the annuitant. If there is no living co-annuitant, the owner becomes the annuitant. In the case of certain qualified contracts, there are limitations on the ability to designate and change the annuitant and the co-annuitant. The annuitant becomes the owner of the contract on the Maturity Date.



If any annuitant is changed and any contract owner is not a natural person, the entire interest in the contract must be distributed to the contract owner within five years. The amount distributed will be reduced by charges which would otherwise apply upon withdrawal.


BENEFICIARY

The "beneficiary" is the person you designate to receive the death benefit if you die.

The beneficiary is the person, persons or entity designated in the contract specifications page (or as subsequently changed). However, if there is a surviving contract owner, that person will be treated as the beneficiary. The beneficiary may be changed subject to the rights of any irrevocable beneficiary. Any change must be made in writing, approved by us, and (if approved) will be effective as of the date on which written. We assume no liability for any payments made or actions taken before the change is approved. If no beneficiary is living, the contingent beneficiary will be the beneficiary. The interest of any beneficiary is subject to that of any assignee. If no beneficiary or contingent beneficiary is living, the beneficiary is the estate of the deceased contract owner. In the case of certain qualified contracts Treasury Department regulations may limit designations of beneficiaries. For information regarding the beneficiary for Ven 7 and Ven 8 contracts see Appendix D and for Ven 1 and Ven 3 contracts see Appendix E.

MODIFICATION

We may not modify your contract or certificate without your consent, except to the extent required to make it conform to any law or regulation or ruling issued by a governmental agency. However, in the case of group contracts, on 60 days' notice to the group holder, we may change the administration fees, mortality and expense risks charges, annuity payment rates and the market value charge as to any certificates issued after the effective date of the modification.

OUR APPROVAL

We reserve the right to accept or reject any contract application at our sole discretion.

DISCONTINUANCE OF NEW OWNERS

In the case of group contracts, on thirty days' notice to the group holder, we may limit or discontinue acceptance of new applications and the issuance of new certificates.

MISSTATEMENT AND PROOF OF AGE, SEX OR SURVIVAL

We may require proof of age, sex or survival of any person upon whose age, sex or survival any payment depends. If the age or sex of the annuitant has been misstated, the benefits will be those that would have been provided for the annuitant's correct age and sex. If we have made incorrect annuity benefit payments, the amount of any underpayment will be paid immediately and the amount of any overpayment will be deducted from future annuity benefit payments.

FIXED ACCOUNT INVESTMENT OPTIONS

(Not Available in the State of Washington)

The fixed account investment options are not securities.

For information on Fixed Account Investment Options for Ven 7 and Ven 8 contracts see Appendix D and for Ven 1 and Ven 3 contracts see Appendix E.

SECURITIES REGISTRATION. Interests in the fixed account investment options are not registered under the Securities Act of 1933, as amended, (the "1933 Act") and our general account is not registered as an investment company under the 1940 Act. Neither interests in the fixed account investment options nor the general account are subject to the provisions or restrictions of the 1933 Act or the 1940 Act. Disclosures relating to interests in the fixed account investment options and the general account nonetheless may be required by the federal securities laws to be accurate.

GUARANTEE. Pursuant to a Guarantee Agreement dated March 31, 1996, The Manufacturers Life Insurance Company ("Manulife") unconditionally guarantees to us, on behalf of and for the benefit of us and owners of fixed annuity contracts we issue, that it will, on demand, make funds available to us for the timely payment of contractual claims under certain of our fixed annuity contracts. This guarantee covers the fixed portion of the contracts described in this Prospectus. The guarantee may be terminated by Manulife, on notice to us. Termination will not affect Manulife's continuing liability with respect to all fixed annuity contracts issued prior to the termination of the guarantee except if:

      - the liability to pay contractual claims under the contracts is assumed by another insurer, or

      - we are sold and the buyer's guarantee is substituted for the Manulife guarantee.

Fixed account investment options guarantee interest of at least 3%.

INVESTMENT OPTIONS. We may make available fixed account investment options. Fixed investment accounts provide for the accumulation of interest on purchase payments at guaran teed rates for the duration of the guarantee period. We determine the guaranteed interest rates on amounts allocated or trans ferred to a fixed investment account from time-to-time. In no event will the guaran teed rate of interest be less than 3%. Once an interest rate is guaranteed for a fixed investment account, it is guaranteed for the duration of the guarantee period, and we may not change it.


We may establish a DCA fixed account investment option under the DCA program to make automatic transfers to one or more variable account investment options (see "SPECIAL SERVICES-DOLLAR COST AVERAGING" for details).



One- and three-year fixed account investment option were available for contracts issued prior to October 7, 2002. New purchase payments under these contracts may not be allocated to the one- or three-year fixed account investment options but transfers from the variable account investment options will be permitted.



For contracts issued on and after October 7, 2002, purchase payments and transfers to the one- and three-year fixed account options are not allowed.



Five- and seven-year fixed account investment options were available for contracts issued prior to December 30, 2002. New purchase payments under these contracts may not be allocated to the one- or three-year fixed account investment options but transfers from the variable account investment options will be permitted.



For contracts issued on and after December 20, 2002, purchase payments and transfers to the five- and seven-year fixed account options are not allowed.


Oregon. Notwithstanding the foregoing, with respect to contracts issued in the State of Oregon, no purchase payments may be invested, transferred or reinvested into any fixed account investment option with a guarantee period of more than one year within 15 years of the maturity date, and no purchase payments may be invested in any fixed account investment option after the fifth contract year.





INVESTMENT ACCOUNTS. You may allocate purchase payments, or make transfers from the variable investment options, to fixed account investment options, if available at any time prior to the maturity date. We establish a separate investment account each time you allocate or transfer amounts to a fixed account investment option, except that, for amounts allocated or transferred to the same fixed account investment option on the same day, we will establish a single investment account. Amounts may not be allocated to a fixed account investment option that would extend the guarantee period beyond the maturity date.

Subject to certain regulatory limitations, we may restrict payments and transfers to the fixed account investment options if the guaranteed interest rate in effect is equal to 3%.

RENEWALS. At the end of a guarantee period, you may establish a new investment account with the same guarantee period at the then current interest rate, select a different fixed account investment option or transfer the amounts to a variable account investment option, all without the imposition of any charge. You may not select a guarantee period that would extend beyond the maturity date. In the case of renewals within one year of the maturity date, the only fixed account investment option available is to have interest accrued up to the maturity date at the then current interest rate for one year guarantee periods.

If you do not specify the renewal option desired, we will select the same guarantee period as has just expired, so long as such period does not extend beyond the maturity date. In the event a renewal would extend beyond the maturity date, we will select the longest period that will not extend beyond such date, except in the case of a renewal within one year of the maturity date in which case we will credit interest up to the maturity date at the then current interest rate for one year guarantee periods.

A market value charge may apply to certain transactions.

MARKET VALUE CHARGE. Any amount withdrawn, transferred or borrowed from an investment account prior to the end of the guarantee period may be subject to a market value charge. A market value charge is assessed only when current interest rates are higher than the guaranteed interest rate on the account. The purpose of the charge is to compensate us for our investment losses on amounts withdrawn, transferred or borrowed prior to the maturity date. The formula for calculating this charge is set forth below. A market value charge will be calculated separately for each investment account affected by a transaction to which a market value charge may apply. The market value charge for an investment account will be calculated by multiplying the amount withdrawn or transferred from the investment account by the adjustment factor described below. In the case of group contracts, we reserve the right to modify the market value charge as to any certificates issued after the effective date of a change specified in written notice to the group holder.

The adjustment factor is determined by the following formula: 0.75x(B-A)xC/12 where:

      A -   The guaranteed interest rate on the investment account.

      B - The guaranteed interest rate available, on the date the request is processed, for amounts allocated to a new investment account with the same length of guarantee period as the investment account from which the amounts are being withdrawn.

      C - The number of complete months remaining to the end of the guarantee period.

For purposes of applying this calculation, the maximum difference between "B" and "A" will be 3%. The adjustment factor may never be less than zero.

The total market value charge will be the sum of the market value charges for each investment account being withdrawn. Where the guaranteed rate available on the date of the request is less than the rate guaranteed on the investment account from which the amounts are being withdrawn (B-A in the adjustment factor is negative), there is no market value charge. There is only a market value charge when interest rates have increased (B-A in the adjustment factor is positive).

We make no market value charge on withdrawals from the fixed account investment options in the following situations:

      -     death of the owner;

      -     amounts withdrawn to pay fees or charges;

      - amounts applied at the maturity date to purchase an annuity at the guaranteed rates provided in the contract;

      - amounts withdrawn from investment accounts within one month prior to the end of the guarantee period;

      -     amounts withdrawn from a one-year fixed investment account; and

      - amounts withdrawn in any contract year that do not exceed 10% of (i) total purchase payments less (ii) any prior partial withdrawals in that contract year.

Notwithstanding application of the foregoing formula, in no event will the market value charge:

      - be greater than the amount by which the earnings attributable to the amount withdrawn or transferred from an investment account exceed an annual rate of 3%,

      - together with any withdrawal charges for an investment account be greater than 10% of the amount trans ferred or withdrawn, or

      - reduce the amount payable on withdrawal or transfer below the amount required under the non-forfeiture laws of the state with jurisdiction over the contract.

The cumulative effect of the market value and withdrawal charges could result in a contract owner receiving total withdrawal proceeds of less than the contract owner's purchase payments. See Appendix D for information on the market value charge applicable to Ven 7 and Ven 8 contracts.

Withdrawals and some transfers from fixed account investment options are permitted during the accumulation period.

TRANSFERS. During the accumulation period, you may transfer amounts among your fixed account investment options and from your fixed account investment options to the variable account investment options; provided that no transfer from a fixed account investment option may be made unless the amount to be transferred has been held in such account for at least one year, except for transfers made pursuant to the DCA program. Any transfer other than one made at the end of a guarantee period may be subject to a market value charge. Where there are multiple investment accounts within a fixed account investment option, amounts must be transferred from the fixed account investment option on a first-in-first-out basis.

Subject to certain regulatory limitations, we may restrict payments and transfers to the fixed account investment options if the guaranteed interest rate in effect is equal to 3%.

WITHDRAWALS. You may make total and partial withdrawals of amounts held in the fixed account investment options at any time during the accumulation period. Withdrawals from the fixed account investment options will be made in the same manner and be subject to the same limitations as set forth under "WITHDRAWALS" plus the following provisions also apply to withdrawals from the fixed account investment options:

      - We reserve the right to defer payment of amounts withdrawn from the fixed account investment options for up to six months from the date we receive the written withdrawal request. If a withdrawal is deferred for more than 30 days pursuant to this right, we will pay interest on the amount deferred at a rate not less than 3% per year (or a higher rate if required by applicable law). See Appendix D for information on the interest rate applicable to Ven 7 and Ven 8 contracts.

      - If there are multiple investment accounts under the fixed account investment options, amounts must be withdrawn from those accounts on a first-in-first-out basis.

      - The market value charge described above may apply to withdrawals from any investment option except for a one year investment option. In the event a market value charge applies to a withdrawal from a fixed investment account, it will be calculated with respect to the full amount in the investment account and deducted from the amount payable in the case of a total withdrawal. In the case of a partial withdrawal, the market value charge will be calculated on the amount requested and deducted, if applicable, from the remaining investment account value.

If you request a partial withdrawal in excess of your amount in the variable account investment options and do not specify the fixed account investment options from which the withdrawal is to be made, such withdrawal will be made from your investment options beginning with the shortest guarantee period. Within such sequence, where there are multiple investment accounts within a fixed account investment option, withdrawals will be made on a first-in-first-out basis.

Withdrawals from the contract may be subject to income tax and a 10% IRS penalty tax (see "FEDERAL TAX MATTERS" below). Withdrawals are permitted from contracts or certificates issued in connection with Section 403(b) qualified plans only under limited circumstances (see APPENDIX J - "QUALIFIED PLAN TYPES"

LOANS. We offer a loan privilege only to owners of contracts issued in connection with Section 403(b) qualified plans that are not subject to Title I of ERISA. If you own such a contract, you may borrow from us, using your contract as the only security for the loan, in the same manner and subject to the same limitations as described under "LOANS" (see "FEDERAL TAX MATTERS - Qualified Retirement Plans - Loans"). The market value charge described above may apply to amounts transferred from the fixed investment accounts to the loan account in connection with such loans and, if applicable, will be deducted from the amount so transferred. The loan privilege will not be available to such contracts if the Principal Plus optional benefit is elected.


FIXED ANNUITY OPTIONS. Subject to the distribution of death benefits provisions (see "DEATH BENEFIT DURING ACCUMULATION PERIOD" above), on death, withdrawal or the maturity date of the contract, the proceeds may be applied to a fixed annuity option (see "ANNUITY OPTIONS" above).


The amount of each fixed annuity benefit payment is determined by applying the portion of the proceeds (minus any applicable premium taxes) applied to purchase the fixed annuity to the appropriate table in the contract. If the table we are then using is more favorable to you, we will substitute that table. If you choose an annuity option that is not guaranteed in the contract, we will use the appropriate table that we are currently offering. We guarantee the dollar amount of fixed annuity benefit payments.


OPTIONAL BENEFITS


PRINCIPAL PLUS



The optional Principal Plus rider provides a guaranteed minimum withdrawal benefit prior to the Maturity Date. You may elect Principal Plus at the time the contract is issued, provided:


      - Principal Plus is available for sale in the state where the contract is sold;


      - your entire contract value is invested in accordance with the investment options available with Principal Plus; and


      - the oldest owner has not yet attained age 81 (for Qualified contracts only).


We reserve the right to accept or refuse to issue Principal Plus at our sole discretion. Once Principal Plus is elected, its effective date will be the Contract Date and it is irrevocable. If you elect Principal Plus, there is an additional annual fee of 0.30% (as a percentage of Adjusted GWB) (We reserve the right to increase the charge to a maximum charge of 0.75% if the GWB is "Stepped-Up" to equal the contract value.) The charge is deducted on an annual basis from the contract value (see "Principal Plus Fee" below).





Prior to discussing how Principal Plus works, it is important for you to understand the following definitions:

Guaranteed Withdrawal The total amount available for future periodic withdrawals
        Balance       under Principal Plus.
         "GWB"        The initial GWB is equal to your initial payment(s).

Guaranteed Withdrawal The amount guaranteed to be available each contract year
        Amount        for withdrawal under Principal Plus until the GWB is
        "GWA"         depleted.
                      The initial GWA is equal to 5% of the initial GWB.

Principal Plus guarantees that each Contract Year you may take withdrawals up to an amount equal to the GWA until your GWB is depleted, even if your contract value reduces to zero. Please note the following features of Principal Plus:

      - If you choose not to withdraw the full GWA available in any Contract Year, the remaining GWA cannot be carried forward to the next Contract Year.

      - If you choose not to withdraw at all during certain Contract Years, the GWB will increase by a Bonus. (See "Calculation of GWB - Bonus.")

      - If you choose to withdraw more than the GWA in any Contract Year, the GWB will be automatically reset, thereby possibly reducing the guaranteed minimum withdrawal benefit provided under Principal Plus to an amount less than the sum of all purchase payments. (See "Calculation of GWB - Effect of Withdrawals.")

      - If you choose to make withdrawals up to the Life Expectancy Amount, as defined under Principal Plus, the GWB will not be automatically reset even if such distributions exceed the GWA for the Contract Year. (See "Life Expectancy Distributions.")

      - If your contract value exceeds your GWB on certain dates, you may elect to increase or "Step-Up" your GWB to equal your contract value on such dates. (See "Calculation of GWB - Step-Up.")

For purposes of this discussion of Principal Plus, "withdrawal" refers to the amount withdrawn, including any applicable withdrawal charges.

Withdrawals under Principal Plus will reduce the contract value by the amount withdrawn and will be subject to the same conditions, limitations, and restrictions as withdrawals otherwise made under the contract. Withdrawals under Principal Plus will reduce the death benefit like any other withdrawal. (See Death Benefit During Accumulation Period.)

SINCE THE BENEFIT OF PRINCIPAL PLUS IS ACCESSED THROUGH WITHDRAWALS, THE PURCHASE OF PRINCIPAL PLUS MAY NOT BE APPROPRIATE FOR OWNERS WHOSE PRIMARY OBJECTIVE IS TO TAKE MAXIMUM ADVANTAGE OF THE TAX DEFERRAL ASPECT OF THE CONTRACT. PRIOR TO ELECTING PRINCIPAL PLUS, PLEASE CONSULT WITH YOUR TAX AND FINANCIAL ADVISORS ON THIS MATTER, AS WELL AS OTHER TAX MATTERS ASSOCIATED WITH PRINCIPAL PLUS.

ADDITIONAL PURCHASE PAYMENTS. On or after the first Contract Anniversary, no additional purchase payments will be accepted without our prior approval that either:

      -     exceed $100,000 or

      - cause the total of all additional purchase payments received since the first Contract Anniversary to exceed $100,000.

For Qualified Contracts, in addition to the above restrictions on purchase payments, no additional purchase payments will be accepted after the owner's (or joint owner's) attained age 81. If your contract is to be issued as an IRA and you intend to add Principal Plus to your contract, you should note that, under tax law, no contribution, except rollover contributions, may be made to your IRA for the year that you attain age 70-1/2 and subsequent years. If these rules apply to you, please consult with your tax advisor prior to electing Principal Plus. FOR ALL CONTRACTS, NOTWITHSTANDING THE ABOVE, WE RESERVE THE RIGHT TO REFUSE TO ACCEPT ADDITIONAL PURCHASE PAYMENTS AT ANY TIME AFTER THE FIRST CONTRACT ANNIVERSARY.

CALCULATION OF GWB. As stated above, the initial GWB equals the amount of your initial purchase payment(s) to the contract. Each time an additional purchase payment is received, the GWB will increase by the amount of that additional purchase payment. As described below, the GWB will also increase as a result of a Bonus or a Step-Up and will decrease as a result of a withdrawal. In no event will the GWB exceed $5,000,000. The GWB cannot be withdrawn in a lump sum.

Bonus. During the first 5 Contract Years ("Bonus Period"), if no withdrawals are taken during a particular Contract Year, then the GWB will increase on the following Contract Anniversary by an amount equal to 5% of total purchase payments to the contract. If however, the GWB was previously Stepped-Up (see "Step-Up" below) and/or reset (see "Effect of Withdrawals" below) then the GWB will increase on the following Contract Anniversary by an amount equal to 5% of the GWB immediately after the latest Step-Up or reset, increased by any purchase payments received since such latest Step-Up or reset. The effects of a Bonus on the GWA are described below in "Calculation of GWA - Bonus."

Step-Up. The Step-Up Dates are every 3rd (e.g. 3rd, 6th, 9th ...etc.) Contract Anniversary after the Contract Date, up to and including the 30th Contract Anniversary. Within 30 days following each Step-Up Date, you may elect to increase ("Step-Up") the GWB if the contract value on the Step-Up Date is greater than the GWB on that date. If you elect to Step-Up, the GWB will Step-Up to an amount equal to the contract value on that Step-Up Date. If you do not elect to Step-Up, you will be able to Step-Up the GWB on the next available Step-Up Date. If you elect to Step-Up, the Principal Plus fee will be based on the Stepped-Up value and we reserve the right to increase the Principal Plus fee. (See "Principal Plus Fee.") The effects of a Step-Up on the GWA are described below in the "Calculation of GWA - Step-Up."

Effect of Withdrawals. If total withdrawals during a Contract Year are less than or equal to the GWA, then the GWB will decrease by the amount of the withdrawals. The effect of a withdrawal less than or equal to the GWA that reduces the contract value to zero is described in "Settlement Phase."

If a withdrawal causes total withdrawals during a Contract Year to exceed the GWA (or if total withdrawals during a Contract Year have already exceeded the GWA), then the GWB will be automatically reset to equal the lesser of:

      -     the contract value immediately after the withdrawal; or

      - the GWB immediately prior to the withdrawal minus the amount of the withdrawal.

The effect of a withdrawal greater than the GWA that reduces the contract value to zero is described in "Rider Fee" and "Termination." The effects of a withdrawal on the GWA are described below in the "Calculation of GWA - Effect of Withdrawals."

Notwithstanding the reset discussion above, a reset of the GWB will not result when Life Expectancy Distributions, as defined under Principal Plus, are taken even if such Life Expectancy Distributions exceed the GWA for the Contract Year. (See "Life Expectancy Distributions.")

CALCULATION OF GWA. As stated above, the initial GWA is equal to 5% of the initial GWB. Each time an additional purchase payment is received, the GWA will equal the greater of:

      -     the GWA immediately prior to the purchase payment; or

      -     the lesser of:

            -     5% of the GWB immediately after the purchase payment; or

            - the GWA immediately prior to the purchase payment plus an amount equal to 5% of the purchase payment.

As described below, the GWA may also increase as a result of a Step-Up of the GWB and may decrease as a result of a withdrawal.

Bonus. Upon the GWB being increased by a Bonus, the GWA will equal the greater of:

      -     the GWA immediately prior to the Bonus; or

      -     5% of the GWB immediately after the Bonus.

Step-Up. Upon a Step-Up of the GWB, the GWA will equal the greater of:

      -     the GWA immediately prior to the Step-Up of the GWB; or

      -     5% of the GWB immediately after the Step-Up of the GWB.

Effect of Withdrawals. If total withdrawals during a Contract Year are less than or equal to the GWA, then the GWA does not change as a result of the withdrawal. If a withdrawal causes total withdrawals during a Contract Year to exceed the GWA (or if total withdrawals during a Contract Year have already exceeded the GWA), then the GWA will be automatically reset to equal the lesser of:

      -     the GWA immediately prior to the withdrawal; or

      -     5% of the greater of:

            -     the contract value immediately after the withdrawal; or

            -     the GWB immediately after the withdrawal.

Notwithstanding the reset discussion above, a reset of the GWA will not result when Life Expectancy Distributions, as defined under Principal Plus, are taken even if such Life Expectancy Distributions exceed the GWA for the Contract Year. (See "Life Expectancy Distributions.")

LIFE EXPECTANCY DISTRIBUTIONS. As discussed above, a reset of the GWB and the GWA will not result when Life Expectancy Distributions, as defined under Principal Plus, are taken even if such Life Expectancy Distributions exceed the GWA for the Contract Year. Life Expectancy Distributions must be requested in writing, in a form acceptable to us. For purposes of Principal Plus, Life Expectancy Distributions are distributions within a calendar year that:

      - are part of a series of substantially equal periodic payments over the Owner's Life Expectancy (or, if applicable, the joint Life Expectancy of the owner and the owner's spouse) (hereinafter collectively referred to as the owner's Life Expectancy); and

      -     are paid to the owner:

            - pursuant to Internal Revenue Code ("Code") Section 72(q)(2)(D) or Section 72(t)(2)(A)(iv) upon the request of the owner (hereinafter referred to as "Pre-59 1/2 Distributions"); or

            - pursuant to Code Section 72(s)(2) upon the request of the owner (hereinafter referred to as "Non-Qualified Death Benefit Stretch Distributions"); or

            - as required or contemplated by Code Section 401(a)(9), Section 403(b)(10), Section 408(b)(3), or Section 408A(c), as the case may be (hereinafter referred to as "Qualified Death Benefit Stretch Distributions" and "Required Minimum Distributions"); and


      - do not exceed the Company's Life Expectancy Amount, as defined herein, for the applicable year.


For purposes of this "Life Expectancy Distributions" provision, references to owner also include the Beneficiary, as applicable.

The Company's Life Expectancy Amount for each year is equal to the greater of:

      - the contract value as of the applicable date divided by the owner's Life Expectancy as described below; or

      - the GWB as of the applicable date divided by the owner's Life Expectancy as described below.

For purposes of these Life Expectancy Amount calculations, the owner's Life Expectancy will be determined using the applicable mortality tables (Uniform Table, if allowable) approved by the Internal Revenue Service for such specific purpose under the latest guidance or regulations, as of September 30, 2003, issued under the relevant section of the Code referred to above.

For purposes of these Life Expectancy Amount calculations, the owner's Life Expectancy will be determined by the Company as of the following dates:

      - the owner's birthday that occurs during the calendar year in which the Life Expectancy Distribution applies (for Pre 59 -1/2 Distributions and Required Minimum Distributions); or

      - the owner's birthday that occurs during the calendar year in which the owner's Life Expectancy Distributions first commenced (or, when required by regulations, the calendar year after the calendar year of the original owner's death) reduced by the number of years that the Life Expectancy Distributions have already occurred (for Qualified Death Benefit Stretch Distributions and Non-Qualified Death Benefit Stretch Distributions.)

WE RESERVE THE RIGHT TO MAKE ANY CHANGES NECESSARY TO COMPLY WITH THE CODE AND TREASURY REGULATIONS.


THE LIFE EXPECTANCY AMOUNT CALCULATION PROVIDED UNDER PRINCIPAL PLUS IS BASED ON THE COMPANY'S UNDERSTANDING AND INTERPRETATION OF THE REQUIREMENTS UNDER TAX LAW AS OF THE DATE OF THIS PROSPECTUS APPLICABLE TO PRE-59-1/2 DISTRIBUTIONS, REQUIRED MINIMUM DISTRIBUTIONS, NON-QUALIFIED DEATH BENEFIT STRETCH DISTRIBUTIONS AND QUALIFIED DEATH BENEFIT STRETCH DISTRIBUTIONS. IN THE FUTURE, THE REQUIREMENTS UNDER TAX LAW FOR SUCH DISTRIBUTIONS MAY CHANGE AND THE LIFE EXPECTANCY AMOUNT CALCULATION PROVIDED UNDER PRINCIPAL PLUS MAY NOT BE SUFFICIENT TO SATISFY THE REQUIREMENTS UNDER TAX LAW FOR THESE TYPES OF DISTRIBUTIONS. IN SUCH A SITUATION, AMOUNTS WITHDRAWN TO SATISFY SUCH DISTRIBUTION REQUIREMENTS WILL EXCEED THE LIFE EXPECTANCY AMOUNT AND MAY RESULT IN A RESET OF THE GWB AND THE GWA. PLEASE DISCUSS THESE MATTERS WITH YOUR TAX ADVISOR PRIOR TO ELECTING PRINCIPAL PLUS.


SETTLEMENT PHASE. If a withdrawal (a) does not cause total withdrawals during that Contract Year to exceed the GWA and (b) reduces the contract value to zero, but the GWB immediately after the withdrawal is still greater than zero, then Principal Plus will enter its settlement phase. The contract will continue but all other rights and benefits under the contract, including death benefits, will terminate and additional purchase payments will not be accepted. The Principal Plus fee will not be deducted during Principal Plus's settlement phase.

During Principal Plus's settlement phase, each Contract Year until the GWB is depleted, settlement payments that total an amount no greater than the GWA, or Life Expectancy Distributions if applicable, will automatically be paid to you. (See "Life Expectancy Distributions.") If however, the GWA or the Life Expectancy Distribution, if applicable, exceeds the GWB, then the settlement payment for that Contract Year will be limited to the GWB. The settlement payments will be paid no less frequently than annually. If any owner dies during Principal Plus's settlement phase, remaining settlement payments will be paid to the Beneficiary and are subject to the distribution provisions of the "Death Benefit Before Maturity Date" section of the contract described in the "ACCUMULATION PERIOD PROVISIONS - Payment of Death Benefit" provision of this Prospectus.

This provision is also applicable if the Beneficiary does not take the death benefit as a lump sum under the terms of the contract and Principal Plus continues (as described in "Effect of Payment of Death Benefit") and death benefit distributions deplete the death benefit to zero. When this occurs, settlement payments made in Principal Plus's settlement phase are subject to the distribution provisions of the "Death Benefit Before Maturity Date" section of the contract described in the "ACCUMULATION PERIOD PROVISIONS - Payment of Death Benefit" provision of this Prospectus.

EFFECT OF PAYMENT OF DEATH BENEFIT. If you die prior to the Maturity Date and before the GWB is depleted, and if the Beneficiary does not take the death benefit as a lump sum under the terms of the contract, Principal Plus will continue. If Principal Plus continues, the Principal Plus fee will continue. (See "Principal Plus Fee.") In this scenario, the Beneficiary does not have the option to terminate the Principal Plus rider. If Principal Plus continues, within 30 days following the date the death benefit was determined under the contract, the Beneficiary has the option to elect to Step-Up the GWB if the death benefit on the date the death benefit was determined was greater than the GWB on that date. (See "Calculation of GWB - Step-Up.")

If the Beneficiary is the deceased owner's spouse, such Beneficiary is eligible for any remaining Bonuses and any Step-Ups. However, any such remaining Bonuses will be calculated and applied on future anniversaries of the date the death benefit was determined instead of the original Contract Anniversary dates. Remaining eligible Step-Up Dates will also be measured beginning from the date the death benefit was determined but the latest Step-Up date will be no later than the 30th Contract Anniversary after the Contract Date. When withdrawals deplete the contract value to zero, if the GWB is still greater than zero, then Principal Plus enters its settlement phase. (See "Settlement Phase.")

If the Beneficiary is not the deceased owner's spouse, such Beneficiary is not eligible for any remaining Bonuses and Step-Ups. When death benefit distributions deplete the death benefit to zero, if the GWB is still greater than zero, then Principal Plus enters its settlement phase. (See "Settlement Phase.")


INVESTMENT OPTIONS.


If you elect Principal Plus, you must invest 100% of your contract value at all times:

      (a) in one or more of the Portfolios currently available with Principal Plus (see "Portfolios Available with Principal Plus" below); or

      (b) in a manner consistent with any of the Model Allocations currently available with Principal Plus (see "Model Allocations Available with Principal Plus" below.)

If you select (a) above, you may allocate your monies to any one of the Portfolios currently available with Principal Plus or in any combination of such Portfolios. If you use our Dollar Cost Averaging ("DCA") program from the Money Market Portfolio or the DCA fixed account investment option in connection with Portfolios currently available with Principal Plus, you will be considered to have met (a) above.

If you select (b) above, you must allocate your entire contract value to one of the Model Allocations currently available with Principal Plus and you must rebalance your entire contract value to your selected Model Allocation on a quarterly basis. In addition, you may not transfer monies between investment options other than to transfer 100% of your contract value to another Model Allocation. If you use our Dollar Cost Averaging ("DCA") program from the DCA fixed account investment option in connection with your selected Model Allocation, you will be considered to have met (b) above. Note if you select a Model Allocation you may not dollar cost average from the Money Market Portfolio pursuant to our DCA program.

You may transfer between (a) and (b), or vice versa, on any date, provided 100% of your contract value is transferred. Withdrawals will be taken in accordance with our default procedures; you may not specify the investment option from which a withdrawal is to be made. (See "ACCUMULATION PERIOD PROVISIONS - Withdrawals.") Subsequent purchase payments will be allocated in accordance with your instructions, subject to the restrictions described herein. All investment options may not be available through all distribution partners.

YOU SHOULD CONSULT WITH YOUR FINANCIAL ADVISOR TO ASSIST YOU IN DETERMINING WHICH MODEL ALLOCATION OR INVESTMENT OPTION AVAILABLE WITH PRINCIPAL PLUS IS BEST SUITED FOR YOUR FINANCIAL NEEDS AND RISK TOLERANCE.

Portfolios Available with Principal Plus. The following Portfolios are currently available with Principal Plus:

                                 PORTFOLIO NAME
                               Money Market Trust
                           Lifestyle Growth 820 Trust
                          Lifestyle Balanced 640 Trust
                          Lifestyle Moderate 460 Trust
                        Lifestyle Conservative 280 Trust


FOR MORE INFORMATION REGARDING THESE PORTFOLIOS, INCLUDING INFORMATION RELATING TO THEIR INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS, AND THE RISKS OF INVESTING IN SUCH PORTFOLIOS, PLEASE SEE THE "GENERAL INFORMATION ABOUT US, THE VARIABLE ACCOUNT AND THE PORTFOLIOS" SECTION OF THIS PROSPECTUS AS WELL AS
THE PORTFOLIOS' PROSPECTUSES. THE PORTFOLIOS' PROSPECTUSES SHOULD BE READ CAREFULLY BEFORE INVESTING.


Model Allocations Available with Principal Plus. The following Model Allocations are currently available with Principal Plus:


                            PERCENTAGE ALLOCATION
                              OF EACH PORTFOLIO
                               WITHIN THE MODEL
  MODEL ALLOCATION NAME           ALLOCATION                PORTFOLIO NAME
------------------------    ---------------------     -----------------------------
Core Holdings of America             25%              American Growth-Income Trust
                                     25%              American Growth Trust
                                     15%              American International Trust
                                     35%              Active Bond Trust

Value Strategy                       30%              Equity-Income Trust
                                     30%              Core Equity Trust
                                     20%              Active Bond Trust
                                     20%              Strategic Bond Trust

Growth Blend                         40%              Blue Chip Growth Trust
                                     20%              Active Bond Trust
                                     20%              American Growth-Income Trust
                                     20%              Strategic Bond Trust

Global Balanced                      30%              Fundamental Value Trust
                                     20%              Global Bond Trust
                                     25%              Global Allocation Trust
                                     25%              American International Trust

Blue Chip Balanced                   30%              American Growth Trust
                                     30%              American Growth-Income Trust
                                     40%              Investment Quality Bond Trust



See Appendix K for information about Model Allocations available with Principal Plus for applications received prior to April 30, 2005.

If you elect one of the above Model Allocations, we will automatically rebalance your allocations to the percentages specified above on a quarterly basis.



IF YOU SELECT ONE OF THE MODEL ALLOCATIONS AVAILABLE WITH PRINCIPAL PLUS THERE IS NO ASSURANCE THAT YOUR CONTRACT VALUE WILL NOT LOSE MONEY OR THAT INVESTMENT RESULTS WILL NOT EXPERIENCE VOLATILITY. YOUR INVESTMENT PERFORMANCE WILL DEPEND ON THE PERFORMANCE OF THE COMPONENT PORTFOLIOS REFERENCED ABOVE. YOUR INVESTMENT IN THE PORTFOLIOS WILL FLUCTUATE AND WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN YOUR ORIGINAL INVESTMENT. EACH MODEL ALLOCATION IS NOT A FUND-OF-FUNDS. FOR MORE INFORMATION REGARDING EACH PORTFOLIO THAT COMPRISES THE MODEL ALLOCATIONS, INCLUDING INFORMATION RELATING TO EACH PORTFOLIO'S INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS, AND THE RISKS OF INVESTING IN EACH PORTFOLIO, PLEASE SEE THE "GENERAL INFORMATION ABOUT US, THE VARIABLE ACCOUNT AND THE PORTFOLIOS" SECTION OF THIS PROSPECTUS AS WELL AS THE PORTFOLIOS' PROSPECTUSES. The PORTFOLIOS' PROSPECTUSES SHOULD BE READ MORE CAREFULLY BEFORE INVESTING.


WE RESERVE THE RIGHT TO RESTRICT INVESTMENT OPTIONS AT ANY TIME. Current transfer restrictions are described above. If an investment option is restricted, no transfers into the restricted investment options will be allowed and no purchase payments may be allocated to the restricted investment options after the date of the restriction. Any amounts previously allocated to an investment option that is subsequently restricted will be unaffected by such restrictions. Any amounts previously allocated to Fixed Investment Options may be renewed subject to the terms of the contract.

We also reserve the right to limit the actual percentages allocated to certain investment options, to require that certain investment options be chosen in conjunction with other investment options, to limit transfers between existing investment options and/or to require periodic rebalancing of existing variable investment accounts to the required percentages.




TERMINATION. The owner may not terminate the Principal Plus rider. However, Principal Plus will terminate automatically upon the earliest of:

      -     depletion of the GWB;

      -     the Maturity Date;

      - when a death benefit is payable and the Beneficiary takes the death benefit as a lump sum under the terms of the contract;

      - depletion of the contract value, unless Principal Plus is in its Settlement Phase; or

      -     termination of the contract.

PRINCIPAL PLUS FEE. To compensate us for assuming risks associated with Principal Plus, we charge an annual fee on each Contract Anniversary. The Principal Plus fee is equal to 0.30% of the "Adjusted GWB." The Adjusted GWB is the GWB that was available on the prior Contract Anniversary adjusted for any Step-up or subsequent purchase payments made during the Contract Year prior to the current Contract Anniversary. The Principal Plus fee is withdrawn from each Investment Option in the same proportion that the value of Investment Accounts of each Investment Option bears to the contract value. The Principal Plus fee will not be deducted during Principal Plus's settlement phase or after the Maturity Date.

WE RESERVE THE RIGHT TO INCREASE THE PRINCIPAL PLUS FEE ON THE EFFECTIVE DATE OF EACH STEP-UP. IN SUCH A SITUATION, THE PRINCIPAL PLUS FEE WILL NEVER EXCEED 0.75%.

If a withdrawal is taken on any date other than the Contract Anniversary and such withdrawal (a) causes total withdrawals during that Contract Year to exceed the GWA and (b) reduces the contract value to zero, we will deduct a pro rata share of the Principal Plus fee from the amount otherwise payable. The Principal Plus fee will be determined based on the Adjusted GWB. For purposes of determining the Principal Plus fee, a total withdrawal will be deemed to have been taken on the date the death benefit is determined and once the Maturity Date is reached.

If the Beneficiary does not take the death benefit as a lump sum under the terms of the contract and Principal Plus continues, for purposes of this "Principal Plus Fee" discussion, the anniversaries of the date the death benefit was determined will be considered to be the Contract Anniversaries.


EXAMPLES

Example 1. Assume a single purchase payment of $100,000, no additional purchase payments are made, withdrawals equal to the GWA are taken in each of the first 20 Contract Years and the owner does not elect to Step-Up the GWB.

                                                           GWB ON
                PURCHASE           WITHDRAWAL             CONTRACT
CONTRACT YEAR   PAYMENTS    GWA       TAKEN     BONUS   ANNIVERSARY
-------------   --------   -----   ----------   -----   -----------
  At issue      100,000                                   100,000
      1               0    5,000      5,000       0        95,000
      2               0    5,000      5,000       0        90,000
      3               0    5,000      5,000       0        85,000
      4               0    5,000      5,000       0        80,000
      5               0    5,000      5,000       0        75,000
     10               0    5,000      5,000       0        50,000
     20               0    5,000      5,000       0             0

Example 2. Assume an initial purchase payment of $100,000, an additional purchase payment of $10,000 is made at the beginning of the Contract Year 2, a withdrawal equal to the GWA is taken in Contract Year 3, no withdrawals are taken in Contract Years 1, 2, 4, 5 (resulting in bonuses in those years) and the owner does not elect to Step-Up the GWB.

                          GWA AFTER                          GWB ON
                PURCHASE   PURCHASE   WITHDRAWAL             CONTRACT
CONTRACT YEAR   PAYMENTS   PAYMENT      TAKEN      BONUS   ANNIVERSARY
-------------   --------  ---------   ----------   -----   -----------
  At issue       100,000                                     100,000
     1                 0    5,000            0     5,000     105,000
     2            10,000    5,750            0     5,500     120,500
     3                 0    6,025        6,025         0     114,475
     4                 0    6,025            0     5,500     119,975
     5                 0    6,025            0     5,500     125,475

Example 3. Assume a single purchase payment of $100,000, no additional purchase payments are made, the owner elects to Step-Up the GWB at the end of Contract Year 3, withdrawals equal to the GWA are taken in Contract Years 1, 2, 3 and 4 and a withdrawal exceeding the GWA is taken at the end of Contract Year 5 (resulting in a reset).


                                               HYPOTHETICAL
                                                 CONTRACT
                         GWA                     VALUE ON
                        AFTER                    CONTRACT                GWB ON
CONTRACT    PURCHASE   PURCHASE   WITHDRAWAL    ANNIVERSARY              CONTRACT
  YEAR      PAYMENTS   PAYMENT      TAKEN      PRIOR TO FEE   BONUS    ANNIVERSARY
---------   --------  ---------   ----------   ------------   -----    -----------
At issue    100,000                                                      100,000
    1             0     5,000        5,000        102,000        0        95,000
    2             0     5,000        5,000        103,828        0        90,000
    3             0     5,000        5,000        105,781        0       105,781
    4             0     5,289        5,289         94,946        0       100,492
    5             0     5,289       10,000         79,898        0        79,898



The addition of Principal Plus to a contract may not always be in your interest since an additional fee is imposed for this benefit. Furthermore, Principal Plus contains age caps and limitations on contract owner's rights and benefits at certain ages and values. These caps and limitations should be considered when determining the suitability of Principal Plus, especially at older ages.



GUARANTEED EARNINGS MULTIPLIER.



You may elect the optional Guaranteed Earnings Multiplier ("GEM") benefit for an additional charge of 0.20% of the value of the variable investment accounts, if the optional benefit is available for sale in the state where the contract is sold. (GEM is not available for contracts issued under the exchange offers described in Appendices H, I, J and K to this prospectus.) With this benefit, on the death of any contract owner prior to the maturity date, we will pay the death benefit otherwise payable under the contract plus the benefit payable under GEM. Election of GEM may only be made at issue, is irrevocable, and it may only be terminated as described below.



Subject to the maximum amount described below, GEM provides a payment equal to 40% of the appreciation in the contract value (as defined below) upon the death of any contract owner if the oldest owner is 69 or younger at issue, and 25% for if the oldest owner is 70 or older at issue. The appreciation in the contract value is defined as the contract value less the sum of all purchase payments, reduced proportionally by any amount deducted in connection with partial withdrawals. The death benefit will also be reduced by the amount of any unpaid loans under a contract in the case of qualified contracts.



If the oldest owner is 69 or younger at issue, the maximum amount of the GEM benefit is equal to 40% of the sum of all purchase payments, less any amounts deducted in connection with partial withdrawals. If the oldest owner is 70 or older at issue, the maximum amount of the GEM benefit is equal to 25% of the sum of all purchase payments, less any amounts deducted in connection with partial withdrawals.



The amount deducted in connection with partial withdrawals will be on a pro rata basis and will be equal to (i) times (ii) where:



      (i)   is equal to the GEM benefit prior to the withdrawal and



      (ii) is equal to the partial withdrawal amount divided by the contract value prior to the partial withdrawal.



If the beneficiary under the contract is the deceased owner's spouse and elects not to take the death benefit as a lump sum upon the death of any owner, the contract and GEM will continue with the surviving spouse as the new contract owner. In this case, upon the death of the surviving spouse prior to the maturity date, a second GEM benefit will be paid and the entire interest in the contract must be distributed to the new beneficiary.

For purposes of calculating the GEM benefit payable on the death of the surviving spouse, the GEM benefit will be equal to zero on the date of the first contract owner's death and the death benefit payable upon the first contract owner's death will be treated as a purchase payment. In addition, all purchase payments made, and all amounts deducted in connection with partial withdrawals prior to the date of the first contract owner's death, will not be considered in determining the GEM benefit.



TERMINATION OF GEM. GEM will terminate upon the earliest to occur of (a) the date the contract terminates, (b) the maturity date; or (c) the date on which the GEM benefit is paid. However, as noted in the paragraph above, if the deceased owner's spouse is the beneficiary, the spouse may elect to continue the contract (including GEM) as the new owner.



GEM FEE. A daily charge in an amount equal to 0.20% of the value of each variable investment account on an annual basis is deducted from each sub-account for GEM.



QUALIFIED RETIREMENT PLANS. If you intend to use your Contract in connection with a qualified retirement plan, including an IRA, you should consider the effects that the death benefit provided under the contract (with or without GEM) may have on your plan (see APPENDIX J to the prospectus). Please consult your tax advisor.



The election of GEM on a Contract may not always be in your interest since an additional fee is imposed for this benefit.


CHARGES AND DEDUCTIONS

Charges and deductions under the contracts are assessed against purchase payments, contract values or annuity benefit payments. Currently, there are no deductions made from purchase payments. In addition, there are deductions from and expenses paid out of the assets of the Portfolios that are described in the accompanying Portfolio Prospectuses . For information on the fees charged for optional benefits, see "OPTIONAL BENEFITS" above.

WITHDRAWAL CHARGES

For information on Withdrawal Charges for Ven 7 and Ven 8 contracts see Appendix D and for Ven 3 and Ven 1 contracts see Appendix E.

If you make a withdrawal from your contract during the accumulation period, a withdrawal charge (contingent deferred sales charge) may be assessed against amounts withdrawn attributable to purchase payments that have been in the contract less than seven complete contract years. There is never a withdrawal charge with respect to earnings accumulated in the contract, certain other free withdrawal amounts described below or purchase payments that have been in the contract more than seven complete contract years. In no event may the total withdrawal charges exceed 6% of the amount invested. The amount of the withdrawal charge and when it is assessed is discussed below.

Each withdrawal from the contract is allocated first to the "FREE WITHDRAWAL AMOUNT" and second to "UNLIQUIDATED PURCHASE PAYMENTS". In any contract year, the free withdrawal amount for that year is the greater of:

      - 10% of total purchase payments (less all prior partial withdrawals in that contract year), and

      - the accumulated earnings of the contract (i.e., the excess of the contract value on the date of withdrawal over the unliquidated purchase payments).

Withdrawals allocated to the free withdrawal amount may be withdrawn without the imposition of a withdrawal charge. The free withdrawal amount will be applied to a requested withdrawal, first, to withdrawals from variable account investment options and then to withdrawals from fixed account investment options beginning with those with the shortest guarantee period first and the longest guarantee period last.

If the amount of a withdrawal exceeds the free withdrawal amount, the excess will be allocated to purchase payments which will be liquidated on a first-in first-out basis. On any withdrawal request, we will liquidate purchase payments equal to the amount of the withdrawal request which exceeds the free withdrawal amount in the order such purchase payments were made: the oldest unliquidated purchase payment first, the next purchase payment second, etc. until all purchase payments have been liquidated.


Upon a full surrender of a Venture contract, the contract, the excess of all unliquidated purchase payments over the free withdrawal amount will be liquidated for purposes of calculating the withdrawal charge. (See Appendix K for information on contracts issued before April 1, 2003.)


Each purchase payment or portion thereof liquidated in connection with a withdrawal request is subject to a withdrawal charge based on the length of time the purchase payment has been in the contract. The amount of the withdrawal charge is calculated by multiplying the amount of the purchase payment being liquidated by the applicable withdrawal charge percentage obtained from the table below.

  NUMBER OF COMPLETE YEARS           WITHDRAWAL CHARGE
PURCHASE PAYMENT IN CONTRACT            PERCENTAGE
----------------------------         -----------------
             0                              6%
             1                              6%
             2                              5%
             3                              5%
             4                              4%
             5                              3%
             6                              2%
             7+                             0%

The total withdrawal charge will be the sum of the withdrawal charges for the purchase payments being liquidated.




The withdrawal charge is deducted from the contract value remaining after the contract owner is paid the amount requested, except in the case of a complete withdrawal when it is deducted from the amount otherwise payable. In the case of a partial withdrawal, the amount requested from an investment account may not exceed the value of that investment account less any applicable withdrawal charge.

There is generally no withdrawal charge on distributions made as a result of the death of the contract owner or, if applicable, the annuitant, and no withdrawal charges are imposed on the maturity date if the contract owner annuitizes as provided in the contract.

The amount collected from the withdrawal charge will be used to reimburse us for the compensation paid to cover selling concessions to broker-dealers, preparation of sales literature and other expenses related to sales activity.

For examples of calculation of the withdrawal charge, see Appendix B. Withdrawals from the fixed account investment options may be subject to a market value charge in addition to the withdrawal charge described above. In the case of group annuity contracts, we reserve the right to modify the withdrawal charge as to certificates issued after the effective date of a change specified in written notice to the group holder.

WAIVER OF APPLICABLE WITHDRAWAL CHARGE - CONFINEMENT TO ELIGIBLE NURSING HOME

In states where approved, any applicable withdrawal charge will be waived on a total withdrawal prior to the Maturity Date if all the following apply:

      - the owner has been confined to an "Eligible Nursing Home" for at least 180 days (the waiver does not apply to the confinement of any annuitant unless the owner is a non-natural person;

      -     the confinement began at least one year after the contract date;

      -     confinement was prescribed by an "physician";

      - both the owner and the annuitant are alive as of the date we pay the proceeds of such total withdrawal;

      - the request for a total withdrawal and "Due Proof of Confinement" are received by us, in good order, no later than 90 days after discharge.

An "Eligible Nursing Home" is a licensed "Long Term Care Facility" or "Hospital" providing medically necessary inpatient care that is prescribed in writing by a licensed "Physician" and is based on physical limitations which requires daily living in an institutional setting. A "Long Term Care Facility" is a facility which (a) is located in the United States or its territories; (b) is licensed by the jurisdiction in which it located; (c) provides custodial care under the supervision of a registered nurse (R.N.); and (d) can accommodate three or more persons. A "Hospital" is a facility which is (a) licensed as a Hospital by the jurisdiction in which it is located; (b) is supervised by a staff of licensed physicians; (c) provides nursing services 24 hours a day by, or under the supervision of, a registered nurse (R.N.); (d) operates primarily for the care and treatment of sick or injured persons as inpatients for a charge; and (e) has access to medical, diagnostic and major surgical facilities.

A "Physician" is a person other than you, the annuitants(s) or a member of your or the annuitant's families who is a licensed medical doctor (M.D.) or a licensed doctor of osteopathy (D.O.), practicing within the scope of that license.

"Due Proof of Confinement" is a letter signed by an eligible "Physician" containing: (a) the date the owner was confined, (b) the name and location of the "Eligible Nursing Home," (c) a statement that the confinement was medically necessary in the judgment of the Physician and (d) if applicable, the date the owner was released from the "Eligible Nursing Home."

The waiver is only applicable for total withdrawals and does not apply to partial withdrawals. The waiver described above is not available in all states and certain terms may vary depending on the state of issue as noted in your contract. Withdrawals may be taxable and if made prior to age 59 1/2 may be subject to a 10% penalty. See "Federal Tax Matters."




ADMINISTRATION FEES

We deduct asset-based charges totaling 1.40% on an annual basis for administration and mortality and expense risks assuming no optional riders are elected

For information on the Administration Fee applicable to Ven 7 and Ven 8 contracts see Appendix D and to Ven 3 and Ven 1 contracts see Appendix E.

Except as noted below, we will deduct each year an annual administration fee of $30 as partial compensation for the cost of providing all administrative services attributable to the contracts and the operations of the Variable Account and us in connection with the contracts. However, if prior to the maturity date the contract value is equal to or greater than $100,000 at the time of the fee's assessment, the fee will be waived. During the accumulation period, this administration fee is deducted on the last day of each contract year. It is withdrawn from each investment option in the same proportion that the value of such investment option bears to the contract value. If the entire contract is withdrawn on other than the last day of any contract year, the $30 administration fee will be deducted from the amount paid. During the pay-out period, the fee is deducted on a pro-rata basis from each annuity payment.

A daily charge in an amount equal to 0.15% of the value of each variable investment account on an annual basis is also deducted from each sub-account to reimburse us for administrative expenses. This asset based administrative charge will not be deducted from the fixed account investment options. The charge will be reflected in the contract value as a proportionate reduction in the value of each variable investment account. Even though administrative expenses may increase, we guarantee that it will not increase the amount of the administration fees.




MORTALITY AND EXPENSE RISKS CHARGE

For information on mortality and expense risks charges for Ven 1 contracts see Appendix E.

The mortality risk we assume is the risk that annuitants may live for a longer period of time than we estimate. We assume this mortality risk by virtue of annuity benefit payment rates incorporated into the contract which cannot be changed. This assures each annuitant that his or her longevity will not have an adverse effect on the amount of annuity benefit payments. We also assume mortality risks in connection with our guarantee that, if the contract owner dies during the accumulation period, we will pay a death benefit. (See "Death Benefit During Accumulation Period") The expense risk we assume is the risk that the administration charges, distribution charge, or withdrawal charge may be insufficient to cover actual expenses.

To compensate us for assuming these risks, we deduct from each of the sub-accounts a daily charge in an amount equal to 1.25% of the value of the variable investment accounts on an annual basis. In the case of individual contracts, the rate of the mortality and expense risks charge cannot be increased. In the case of group contracts, the rate of the mortality and expense risks charge can be increased, but only as to certificates issued after the effective date of the increase and upon 60 days' prior written notice to the group holder. In the case of group contracts, we may issue contracts and certificates with a mortality or expense risks charge at rates less than those set out above, if we conclude that the mortality or expense risks of the groups involved are less than the risks it has determined for persons for whom the contracts and certificates have been generally designed. If the charge is insufficient to cover the actual cost of the mortality and expense risks assumed, we will bear the loss. Conversely, if the charge proves more than sufficient, the excess will be profit to us and will be available for any proper corporate purpose including, among other things, payment of distribution expenses. On the Period Certain Only Annuity Option, if you elect benefits payable on a variable basis, the mortality and expense risks charge is assessed although we bear only the expense risk and not any mortality risk. The mortality and expense risks charge is not assessed against the fixed account investment options.


Reduction or Elimination of Charges and Deductions
The amount of the charges and deductions may be reduced or eliminated for certain contracts. These contracts would involve sales that are made to individuals or to a group of individuals in a manner that results in savings of sales or maintenance expenses or that we expect may result in reduction of other risks that are normally associated with the contracts. We will determine entitlement to such a reduction in the charges or deductions in the following manner:



      - The Size and Type of Group to Which Sales are to be Made Will be Considered. Generally, Sales Expenses for a Larger Group are Smaller Than for a Smaller Group Because of the Ability to Implement Large Numbers of Contracts With Fewer Sales Contacts.



      - The total amount of purchase payments to be received will be considered. Per-dollar sales expenses are likely to be less on larger purchase payments than on smaller ones.



      - The nature of the group or class for which the contracts are being purchased will be considered including the expected persistency, mortality or morbidity risks associated with the group or class of contracts.



      - Any prior or existing relationship with us will be considered. Per-contract sales expenses are likely to be less when there is a prior or existing relationship because of the likelihood of implementing the contract with fewer sales contacts.



      - The level of commissions paid to selling broker-dealers will be considered. Certain broker-dealers may offer the contract in connection with financial planning programs offered on a fee-for-service basis. In view of the financial planning fees, such broker-dealers may elect to receive lower commissions for sales of the contracts, thereby reducing our sales expenses.


      - There may be other circumstances of which we are not presently aware, which could result in reduced expenses.


If after consideration of the foregoing factors, we determine that there will be a reduction in expenses, we will provide a reduction in the charges or deductions. The withdrawal charge will be eliminated when a contract is issued to officers, trustees, directors or employees (or a relative thereof) of us or of manulife, the trust or any of their affiliates. In no event will reduction or elimination of the charges or deductions be permitted where that reduction or elimination will be unfairly discriminatory to any person. For further information, contact your registered representative.


TAXES

We will charge you for state premium taxes to the extent we incur them and reserve the right to charge you for new taxes we may incur.

We reserve the right to charge, or provide for, certain taxes against purchase payments, contract values or annuity benefit payments. Such taxes may include premium taxes or other taxes levied by any government entity which we determine to have resulted from our:

      -     establishment or maintenance of the Variable Account,

      -     receipt of purchase payments,


      -     issuance of the contracts, or


      - commencement or continuance of annuity benefit payments under the contracts.

In addition, we will withhold taxes to the extent required by applicable law.


Except for residents of those states which apply premium taxes upon receipt of purchase payments, premium taxes will be deducted from the contract value used to provide for fixed or variable annuity benefit payments. For residents of those states which apply premium taxes upon receipt of purchase payments, premium taxes will be deducted upon payment of any withdrawal benefits, upon any annuitization, or payment of death benefits. The amount deducted will depend on the premium tax assessed in the applicable state. State premium taxes currently range from 0% to 4.0% depending on the jurisdiction and the tax status of the contract and are subject to change by the legislature or other authority. See Appendix C for a table of State Premium Taxes.





FEDERAL TAX MATTERS

INTRODUCTION


The following discussion of the Federal income tax treatment of the contract is not exhaustive, does not purport to cover all situations, and is not intended as tax advice. The Federal income tax treatment of an annuity contract is unclear in certain circumstances, and you should consult a qualified tax advisor with regard to the application of the law to your circumstances. This discussion is based on the Code, irs regulations, and interpretations existing on the date of this Prospectus. These authorities, however, are subject to change by Congress, the Treasury Department, and judicial decisions.


This discussion does not address state or local tax consequences associated with the purchase of a contract. IN ADDITION, WE MAKE NO GUARANTEE REGARDING ANY TAX TREATMENT -- FEDERAL, STATE, OR LOCAL -- OF ANY CONTRACT OR OF ANY TRANSACTION INVOLVING A CONTRACT.

OUR TAX STATUS


We are taxed as a life insurance company. Because the operations of the Variable Account are a part of, and are taxed with, our operations, the Variable Account is not separately taxed as a "regulated investment company" under the Code. Under existing Federal income tax laws, we are not taxed on the investment income and capital gains of the Variable Account, but the operations of the Variable Account may reduce our Federal income taxes. For example, we may be eligible for certain tax credits or deductions relating to foreign taxes paid and dividends received by the portfolios. Our use of these tax credits and deductions will not adversely affect or benefit the Variable Account. We do not anticipate that we will be subject to federal, state, or local taxes on the income and gains of the Variable Account in the future, but if we are, we may impose a corresponding charge against the Variable Account.


TAXATION OF ANNUITIES IN GENERAL


Gains inside the contract are usually tax deferred until you make a withdrawal, the annuitant starts receiving annuity benefit payments, or the beneficiary receives a death benefit payment


TAX DEFERRAL DURING ACCUMULATION PERIOD

Under existing provisions of the Code, except as described below, any increase in the contract value is generally not taxable to the contract owner or annuitant until received, either in the form of annuity benefit payments, or in some other form of distribution. Certain requirements must be satisfied in order for this general rule to apply, including:

      - the contract must be owned by an individual (or treated as owned by an individual),


      - the investments of the Variable Account must be "adequately diversified" in accordance with IRS regulations


      - we, rather than the contract owner, must be considered the owner of the assets of the Variable Account for federal tax purposes, and

      - the contract must provide for appropriate amortization, through annuity benefit payments, of the contract's purchase payments and earnings, e.g., the pay-out period must not begin near the end of the annuitant's life expectancy.

NON-NATURAL OWNERS. As a general rule, deferred annuity contracts held by "non-natural persons" (such as a corporation, trust or other similar entity) are not treated as annuity contracts for Federal income tax purposes. The investment income on such contracts is taxed as ordinary income that is received or accrued by the owner of the contract during the taxable year. There are several exceptions to this general rule for non-natural contract owners. First, contracts will generally be treated as held by a natural person if the nominal owner is a trust or other entity which holds the contract as an agent for a natural person. This special exception will not apply, however, in the case of any employer who is the nominal owner of an annuity contract under a non-qualified deferred compensation arrangement for its employees.

Exceptions to the general rule for non-natural contract owners will also apply with respect to:

      - contracts acquired by an estate of a decedent by reason of the death of the decedent,

      -     certain qualified contracts,

      - certain contracts purchased by employers upon the termination of certain qualified plans,

      - certain contracts used in connection with structured settlement agreements, and

      - contracts purchased with a single premium when the annuity starting date (as defined in the tax law) is no later than a year from purchase of the annuity and substantially equal periodic payments are made, not less frequently than annually, during the annuity period.

LOSS OF INTEREST DEDUCTION WHERE CONTRACTS ARE HELD BY OR FOR THE BENEFIT OF CERTAIN NON-NATURAL PERSONS. In the case of contracts issued after June 8, 1997 to a non-natural taxpayer (such as a corporation or a trust), or held for the benefit of such an entity, a portion of otherwise deductible interest may not be deductible by the entity, regardless of whether the interest relates to debt used to purchase or carry the contract. However, this interest deduction disallowance does not affect a contract if the income on the contract is treated as ordinary income that is received or accrued by the owner during the taxable year. Entities that are considering purchasing the contract, or entities that will be beneficiaries under a contract, should consult a tax advisor.


DIVERSIFICATION REQUIREMENTS. For a contract to be treated as an annuity for Federal income tax purposes, the investments of the Variable Account must be "adequately diversified" in accordance with Treasury Department Regulations. The Secretary of the Treasury has issued regulations which prescribe standards for determining whether the investments of the Variable Account are "adequately diversified." If the Variable Account failed to comply with these diversification standards, a contract would not be treated as an annuity contract for Federal income tax purposes and the contract owner would generally be taxable currently on the excess of the contract value over the premiums paid for the contract.



Although we do not control the investments of the portfolios, we expect that the portfolios will comply with such regulations so that the Variable Account will be considered "adequately diversified."


OWNERSHIP TREATMENT. In certain circumstances, a variable annuity contract owner may be considered the owner, for Federal income tax purposes, of the assets of the insurance company separate account used to support his or her contract. In those circumstances, income and gains from such separate account assets would be includible in the contract owner's gross income. The IRS has stated in published rulings that a variable contract owner will be considered the owner of separate account assets if the owner possesses "incidents of ownership" in those assets, such as the ability to exercise investment control over the assets.


A Treasury Decision issued in 1986 stated that guidance would be issued in the form of regulations or rulings on the "extent to which Policyholders may direct their investments to particular sub-accounts of a separate account without being treated as owners of the underlying assets." As of the date of this Prospectus, no comprehensive guidance on this point has been issued. in rev. rul. 2003-91, however, the irs ruled that a contract holder would not be treated as the owner of assets underlying a variable life insurance or annuity contract despite the owner's ability to allocate funds among as many as twenty subaccounts.



The ownership rights under this contract are similar to, but different in certain respects from, those described by the IRS in rulings in which it was determined that contract owners were not owners of separate account assets (and thus not taxable on the income and gains). For example, the owner of this contract has the choice of many more investment options to which to allocate premiums and contract values, and may be able to transfer among investment options more frequently than in such rulings. THESE DIFFERENCES COULD RESULT IN THE CONTRACT OWNER BEING TREATED AS THE OWNER OF THE ASSETS OF THE VARIABLE ACCOUNT AND THUS SUBJECT TO CURRENT TAXATION ON THE INCOME AND GAINS FROM THOSE ASSETS. In addition, we do not know what standards may be set forth in future regulations or rulings . We therefore reserve the right to modify the contract as necessary to attempt to prevent contract owners from being considered the owners of the assets of the Variable Account. There is no assurance such efforts will be successful, however.

DELAYED PAY-OUT PERIODS. If the contract's pay-out period commences (or is scheduled to commence) at a time when the annuitant has reached an advanced age, (e.g., past age 85), it is possible that the contract would not be treated as an annuity for Federal income tax purposes. In that event, the income and gains under the contract could be currently includible in the owner's income.

The remainder of this discussion assumes that the contract will be treated as an annuity contract for Federal income tax purposes and that we will be treated as the owner of the Variable Account assets.

TAXATION OF PARTIAL AND FULL WITHDRAWALS


In the case of a partial withdrawal before the payout period commences, amounts received are includible in income to the extent the contract value before the withdrawal exceeds the "investment in the contract." In the case of a full withdrawal, amounts received are includible in income to the extent they exceed the investment in the contract. For these purposes the investment in the contract at any time equals the total of the purchase payments made under the contract to that time (to the extent such payments were neither deductible when made nor excludible from income as, for example, in the case of certain employer contributions to qualified contracts) less any amounts previously received from the contract which were not included in income.


Other than in the case of certain qualified contracts, any amount received as a loan under a contract, and any assignment or pledge (or agreement to assign or pledge) any portion of the contract value, is treated as a withdrawal of such amount or portion. (Loans, assignments and pledges are permitted only in limited circumstances under qualified contracts.) The investment in the contract is increased by the amount includible in income with respect to such assignment or pledge, though it is not affected by any other aspect of the assignment or pledge (including its release). If an individual transfers his or her interest in an annuity contract without adequate consideration to a person other than the owner's spouse (or to a former spouse incident to divorce), the owner will be taxed on the difference between the contract value and the investment in the contract at the time of transfer. In such a case, the transferee's investment in the contract will be increased to reflect the increase in the transferor's income.


The contract provides a death benefit and optional death benefits, each of which in certain circumstances may exceed the greater of the purchase payments and the contract value. As described elsewhere in this Prospectus, we impose certain charges with respect to the death benefit. It is possible that those charges (or some portion thereof) could be treated for Federal income tax purposes as a partial withdrawal from the contract.



As mentioned above, amounts received in a partial withdrawal are taxable to the extent that the contract value exceeds the investment in the contract. There is some uncertainty regarding the effect that certain optional benefits, e.g., the Principal Plus Rider, might have on the amount that is treated as the contract value for this purpose. As a result, the taxable portion of amounts received in a partial withdrawal could be greater or less depending on how such optional benefits are treated for this purpose.


There may be special income tax issues present in situations where the owner and the annuitant are not the same person and are not married to one another. A tax advisor should be consulted in those situations.

TAXATION OF ANNUITY BENEFIT PAYMENTS


A portion of each annuity payment is usually taxable as ordinary in-come.


Normally, a portion of each annuity benefit payment is taxable as ordinary income. The taxable portion of an annuity benefit payment is equal to the excess of the payment over the "exclusion amount."


In the case of variable annuity benefit payments, the exclusion amount is the investment in the contract (defined above) allocated to the variable annuity option, adjusted for any period certain or refund feature, when payments begin to be made divided by the number of payments expected to be made (determined by IRS regulations which take into account the annuitant's life expectancy and the form of annuity benefit selected). In the case of fixed annuity benefit payments, the exclusion amount is the amount determined by multiplying the payment by the ratio of (a) to (b), where:


      (a) is the investment in the contract allocated to the fixed annuity option (adjusted for any period certain or refund feature) and


      (b) is the total expected value of fixed annuity benefit payments for the term of the contract (determined under IRS regulations).


A simplified method of determining the taxable portion of annuity benefit payments applies to contracts issued in connection with certain qualified plans other than IRAs.

Once the total amount of the investment in the contract is excluded using these ratios, annuity benefit payments will be fully taxable. If annuity benefit payments cease because of the death of the annuitant and before the total amount of the investment in the contract is recovered, the unrecovered amount generally will be allowed as a deduction to the annuitant in his or her last taxable year.

TAXATION OF DEATH BENEFIT PROCEEDS

Amounts may be distributed from a contract because of the death of an owner or the annuitant. During the accumulation period, death benefit proceeds are includible in income as follows:


      - if distributed in a lump sum, they are taxed in the same manner as a full withdrawal, as described above, or


      - if distributed under an annuity option, they are taxed in the same manner as annuity benefit payments, as described above, or


      - IF distributed as a series of withdrawals over the beneficiary's life expectancy, they are taxable to the extent the contract value exceeds the "investment in the contract."


During the pay-out period, where a guaranteed period exists under an annuity option and the annuitant dies before the end of that period, payments made to the beneficiary for the remainder of that period are includible in income as follows:

      - if received in a lump sum, they are includible in income to the extent that they exceed the unrecovered investment in the contract at that time, or

      - if distributed in accordance with the existing annuity option selected, they are fully excludable from income until the remaining investment in the contract is deemed to be recovered, and all annuity benefit payments thereafter are fully includible in income.

PENALTY TAX ON PREMATURE DISTRIBUTIONS


Withdrawals and annuity benefit payments prior to age 59 -1/2 may incur a 10% penalty tax



There is a 10% IRS penalty tax on the taxable amount of any payment from a non-qualified contract. Exceptions to this penalty tax include distributions:


      - received on or after the date on which the contract owner reaches age 59-1/2;

      - attributable to the contract owner becoming disabled (as defined in the tax law);

      - made to a beneficiary on or after the death of the contract owner or, if the contract owner is not an individual, on or after the death of the primary annuitant (as defined in the tax law);

      - made as a series of substantially equal periodic payments (not less frequently than annually) for the life (or life expectancy) of the owner or for the joint lives (or joint life expectancies) of the owner and designated beneficiary (as defined in the tax law);

      - made under an annuity contract purchased with a single premium when the annuity starting date (as defined in the tax law) is no later than a year from purchase of the annuity and substantially equal periodic payments are made, not less frequently than annually, during the annuity period; or

      - made with respect to certain annuities issued in connection with structured settlement agreements.

A similar penalty tax, applicable to distributions from certain qualified contracts, is discussed below.

AGGREGATION OF CONTRACTS

In certain circumstances, the amount of an annuity payment or a withdrawal from a contract that is includible in income may be determined by combining some or all of the non-qualified contracts owned by an individual. For example, if a person purchases a contract offered by this Prospectus and also purchases at approximately the same time an immediate annuity, the IRS may treat the two contracts as one contract. Similarly, if a person transfers part of his interest in one annuity contract to purchase another annuity contract, the IRS might treat the two contracts as one contract. In addition, if a person purchases two or more deferred annuity contracts from the same insurance company (or its affiliates) during any calendar year, all such contracts will be treated as one contract. The effects of such aggregation are not clear; however, it could affect the amount of a withdrawal or an annuity payment that is taxable and the amount which might be subject to the penalty tax described above.

QUALIFIED RETIREMENT PLANS


Special tax provisions apply to qualified plans. Consult your tax advisor prior to using a contract with a qualified plan


The contracts are also available for use in connection with certain types of retirement plans, including IRAs, which receive favorable treatment under the Code ("QUALIFIED PLANS"). Numerous special tax rules apply to the participants in qualified plans and to the contracts used in connection with qualified plans. Therefore, no attempt is made in this Prospectus to provide more than general information about use of the contract with the various types of qualified plans. Brief descriptions of various types of qualified plans in connection with which we may issue a contract are contained in Appendix J to this Prospectus. Appendix J also discusses certain potential tax consequences associated with the use of the contract with certain qualified plans, including IRAs, which should be considered by a purchaser. If you intend to use the contract in connection with a qualified plan you should consult a tax advisor.

The tax rules applicable to qualified plans vary according to the type of plan and the terms and conditions of the plan itself. For example, for both withdrawals and annuity benefit payments under certain qualified contracts, there may be no "investment in the contract" and the total amount received may be taxable. Also, loans from qualified contracts, where allowed, are subject to a variety of limitations, including restrictions as to the amount that may be borrowed, the duration of the loan, and the manner in which the loan must be repaid. (You should always consult your tax advisor and retirement plan fiduciary prior to exercising your loan privileges.) Both the amount of the contribution that may be made, and the tax deduction or exclusion that you may claim for that contribution, are limited under qualified plans.


If the contract is used in connection with a qualified plan, the owner and annuitant must be the same individual. If a co-annuitant is named, all distributions made while the annuitant is alive must be made to the annuitant. Also, if a co-annuitant is named who is not the annuitant's spouse, the annuity options which are available may be limited, depending on the difference in ages between the annuitant and co-annuitant. Additionally, for contracts issued in connection with qualified plans subject to the Employee Retirement Income Security Act, the spouse or ex-spouse of the owner will have rights in the contract. In such a case, the owner may need the consent of the spouse or ex-spouse to change annuity options or make a withdrawal from the contract.



In addition, special rules apply to the time at which distributions to the owner and beneficiaries must commence and the form in which the distributions must be paid. These special rules may also require the length of any guarantee period to be limited. They also affect the restrictions that may be imposed by the owner on the timing and manner of payment of death benefits to the owner's designated beneficiaries or the period of time over which a designated beneficiary may extend payment of the death benefits under the contract. In addition, the presence of the death benefit or an optional benefit, such as the Principal Plus Rider, may increase the amount of the required minimum distribution that must be made under the contract. Failure to comply with minimum distribution requirements applicable to qualified plans will result in the imposition of an excise tax. This excise tax generally equals 50% of the amount by which a minimum required distribution exceeds the actual distribution from the qualified plan. In the case of IRAs (other than Roth IRAs), distributions of minimum amounts (as specified in the tax law) to the owner must generally commence by April 1 of the calendar year following the calendar year in which the owner attains age 70-1/2. The amount that must be distributed each year is computed on the basis of the owner's age and the value of the contract, taking into account both the account balance and, in 2006 and subsequent years, the actuarial present value of other benefits provided under the contract. In the case of certain other qualified plans, such distributions of such minimum amounts must generally commence by the later of this date or April 1 of the calendar year following the calendar year in which the employee retires. Distributions made under certain qualified plans, including IRAs, after the owner's death must also comply with the minimum distribution requirements, and different rules governing the timing and the manner of payments apply, depending on whether the designated beneficiary is an individual, and, if so, the owner's spouse, or an individual other than the owner's spouse. If you wish to impose restrictions on the timing and manner of payment of death benefits to your designated beneficiaries or if your beneficiary wishes to extend over a period of time the payment of the death benefits under your contract, please consult a tax advisor.



There is also a 10% IRS penalty tax on the taxable amount of any payment from certain qualified contracts (but not Section 457 plans). (The amount of the penalty tax is 25% of the taxable amount of any payment received from a "SIMPLE retirement account" during the 2-year period beginning on the date the individual first participated in any qualified salary reduction arrangement (as defined in the tax law) maintained by the individual's employer.) There are exceptions to this penalty tax which vary depending on the type of qualified plan. In the case of an "Individual Retirement Annuity" or an "IRA," including a "SIMPLE IRA," exceptions provide that the penalty tax does not apply to a payment:

      - received on or after the date on which the contract owner reaches age 59-1/2,

      - received on or after the owner's death or because of the owner's disability (as defined in the tax law), or

      - made as a series of substantially equal periodic payments (not less frequently than annually) for the life (or life expectancy) of the owner or for the joint lives (or joint life expectancies) of the owner and designated beneficiary (as defined in the tax law).

These exceptions, as well as certain others not described herein, generally apply to taxable distributions from other qualified plans (although, in the case of plans qualified under Sections 401 and 403, the exception for substantially equal periodic payments applies only if the owner has separated from service). In addition, the penalty tax does not apply to certain distributions from IRAs taken after December 31, 1997 which are used for qualified first time home purchases or for higher education expenses. Special conditions must be met to qualify for these two exceptions to the penalty tax. If you wish to take a distribution from an IRA for these purposes, you should consult your tax advisor.

When issued in connection with a qualified plan, a contract will be amended as generally necessary to conform to the requirements of the plan. However, the rights of any person to any benefits under qualified plans may be subject to the terms and conditions of the plans themselves, regardless of the terms and conditions of the contract. In addition, we will not be bound by terms and conditions of qualified plans to the extent those terms and conditions contradict the contract, unless we consent.

DIRECT ROLLOVERS


If the contract is used in connection with a retirement plan that is qualified under Sections 401(a), 403(a), or 403(b) of the Code, or a governmental deferred compensation plan described in Section 457(b) of the Code, any "ELIGIBLE ROLLOVER DISTRIBUTION" from the contract will be subject to "direct rollover" and mandatory withholding requirements. An eligible rollover distribution generally is any taxable distribution from such qualified plans or governmental deferred compensation plans, excluding certain amounts such as (i) minimum distributions required under Section 401(a)(9) of the Code, (ii) certain distributions for life, life expectancy, or for 10 years or more which are part of a "series of substantially equal periodic payments," and (iii) if applicable, certain hardship withdrawals.



Under these requirements, Federal income tax equal to 20% of the eligible rollover distribution will be withheld from the amount of the distribution. Unlike withholding on certain other amounts distributed from the contract, discussed below, the owner cannot elect out of withholding with respect to an eligible rollover distribution. However, this 20% withholding will not apply if, instead of receiving the eligible rollover distribution, the person entitled to the distribution elects to have it directly transferred to certain qualified plans. Before you receive an eligible rollover distribution, a notice will be provided explaining generally the direct rollover and mandatory withholding requirements and how to avoid the 20% withholding by electing a direct rollover.


LOANS


A loan privilege is available only to owners of contracts issued in connection with Section 403(b) retirement arrangements that are not subject to Title 1 of ERISA. The loan privilege will not be available to such contracts if the principal plus optional benefit is elected. The requirements and limitations governing the availability of loans, including the maximum amount that a participant may take as a loan, are subject to the rules in the Code, IRS regulations, and our procedures in effect at the time a loan is made. Because the rules governing loans under section 403(b) contracts are complicated, you should consult your tax advisor before exercising the loan privilege. Failure to meet the requirements for loans may result in adverse income tax consequences to you. The loan agreement you sign will describe the restrictions and limitations applicable to the loan at the time you apply.


Federal tax law also requires loans to be repaid in a certain manner and over a certain period of time. For example, loans generally are required to be repaid within 5 years (except in cases where the loan was used to acquire the principal residence of the plan participant), with repayments made at least quarterly and in substantially level amortized payments over the term of the loan. Interest will be charged on your loan amount. Failure to make a loan repayment when due will result in adverse income tax consequences to you.

When you request a loan, we will reduce your investment in the investment accounts and transfer the amount of the loan to the "LOAN ACCOUNT," a part of our general account. You may designate the investment accounts from which the loan is to be withdrawn. Absent such a designation, the amount of the loan will be withdrawn from the investment accounts in accordance with the rules for making partial withdrawals (see "WITHDRAWALS"). When a loan is repaid, the appropriate amount of the repayment will be transferred from the loan account to the investment accounts. You may designate the investment accounts to which a repayment is to be allocated. Otherwise, the repayment will be allocated in the same manner as your purchase payments are currently being allocated.

The amount of any unpaid loans will be deducted from the death benefit otherwise payable under the contract. In addition, loans, whether or not repaid, will have a permanent effect on the contract value because the investment results of the investment accounts will apply only to the unborrowed portion of the contract value. The longer a loan is unpaid, the greater the effect is likely to be. The effect could be favorable or unfavorable. If investment results are greater than the rate being credited on amounts held in your loan account while your loan is unpaid, your contract value will not increase as rapidly as it would have if no loan were unpaid. If investment results are below that rate, your contract value will be greater than it would have been had no loan been outstanding.




FEDERAL INCOME TAX WITHHOLDING


We may be required to withhold amounts from some payments for Federal income taxes.


We will withhold and remit to the U.S. Government a part of the taxable portion of each distribution made under a contract unless the person receiving the distribution notifies us at or before the time of the distribution that he or she elects not to have any amounts withheld. In certain circumstances, we may be required to withhold tax. The withholding rates applicable to the taxable portion of periodic annuity benefit payments are the same as the withholding rates generally applicable to payments of wages. In addition, the withholding rate applicable to the taxable portion of non-periodic payments (including withdrawals prior to the maturity date and rollovers from non-Roth IRAs to Roth
IRAs) is 10%. As discussed above, the withholding rate applicable to eligible rollover distributions is 20%.


Special Considerations For Puerto Rico Annuity Contracts Distributions from Puerto Rico annuity contracts issued by us are subject to federal income taxation, withholding and reporting requirements as well as Puerto Rico tax laws. Both jurisdictions impose a tax on distributions. Under federal requirements, distributions are deemed to be income first. Under the Puerto Rico tax laws, however, distributions from a contract not purchased to fund a tax qualified plan ("Non-Qualified Contract") are treated as a non-taxable return of principal until the principal is fully recovered. Thereafter, all distributions under a non-qualified contact are fully taxable. Puerto Rico does not currently impose an early withdrawal penalty tax. The internal Revenue Code, however, does impose such a penalty and bases it on the amount that is taxable under federal rules.



Distributions under a Non-Qualified Contract after annuitization are treated as part taxable income and part non-taxable return of principal. The amount excluded from gross income after annuitization under Puerto Rico tax law is equal to the amount of the distribution in excess of 3% of the total purchase payments paid, until an amount equal to the total purchase payments paid has been excluded. Thereafter, the entire distribution from a Non-Qualified contract is included in gross income. For federal income tax purposes, however, the portion of each annuity payment that is subject to tax is computed on the basis of investment in the contract and the annuitant's life expectancy. generally, Puerto Rico does not require income tax to be withheld from distributions of income. Although Puerto Rico allows a credit against its income tax for taxes paid to the federal government, you may not be able to use the credit fully. If you are a resident of Puerto Rico, you should consult a competent tax adviser before purchasing an annuity contract.


GENERAL MATTERS

We may advertise our investment performance.

ASSET ALLOCATION SERVICES

We are aware that certain third parties are offering asset allocation and timing services ("Asset Allocation Services") in connection with the contracts. In certain cases we have agreed to honor transfer instructions from such Asset Allocation Services where we have received powers of attorney, in a form acceptable to us, from the contract owners participating in the service and where the Asset Allocation Service has agreed to the trading restrictions imposed by us. WE DO NOT ENDORSE, APPROVE OR RECOMMEND SUCH SERVICES IN

ANY WAY AND YOU SHOULD BE AWARE THAT FEES PAID FOR SUCH SERVICES ARE SEPARATE AND IN ADDITION TO FEES PAID UNDER THE CONTRACTS.

RESTRICTIONS UNDER THE TEXAS OPTIONAL RETIREMENT PROGRAM

Section 830.105 of the Texas Government Code permits participants in the Texas Optional Retirement Program ("ORP") to withdraw their interest in a variable annuity contract issued under the ORP only upon:

      - termination of employment in the Texas public institutions of higher education,

      -     retirement,

      -     death, or

      -     the participant's attainment of age 70-1/2.

Accordingly, before any amounts may be distributed from the contract, proof must be furnished to us that one of these four events has occurred. The foregoing restrictions on withdrawal do not apply in the event a participant in the ORP transfers the contract value to another contract or another qualified custodian during the period of participation in the ORP. Loans are not available under contracts subject to the ORP.


We pay compensation for sales of the contracts.


DISTRIBUTION OF CONTRACTS


John Hancock Distributors, LLC ("JH Distributors"), a Delaware limited liability company that we control, is the principal underwriter and distributor of the contracts offered through this prospectus and of other annuity and life insurance products we and our affiliates offer. JH Distributors also acts as the principal underwriter of the John Hancock Trust, whose securities are used to fund certain variable investment options under the contracts and under other annuity and life insurance products we offer.


JH Distributors' principal address is 200 Floor Street East, Toronto, Canada M4W 1E5. it also maintains offices with us at 601 Congress Street, Boston, Massachusetts 02210. JH Distributors is a broker-dealer registered under the Securities Exchange Act of 1934 (the "1934 Act") and is a member of the National Association of Securities Dealers, Inc. (the "NASD").


We offer the contracts for sale through broker-dealers that have entered into selling agreements with JH Distributors. Broker-dealers sell the contracts through their registered representatives who have been appointed by us to act as our insurance agents. JH Distributors, or any of its affiliates that is registered under the 1934 Act and a member of the NASD, may also offer the contracts directly to potential purchasers. These affiliated broker-dealers include Essex National Securities, Inc. and signator investors, inc.


JH Distributors pays compensation to broker-dealers for the promotion and sale of the contracts. The individual representative who sells you a contract typically will receive a portion of the compensation, under the representative's own arrangement with his or her broker-dealer. Our affiliated broker-dealers may pay additional cash and non-cash incentives to their representatives for sales of the contracts described in this prospectus that they would not pay in connection with the sale of other contracts issued by unaffiliated companies.

A limited number of affiliated and/or non-affiliated broker-dealers may also be paid commissions or overrides to "wholesale" the contracts, that is, to provide marketing support and training services to the broker-dealer firms that do the actual selling. we may also provide compensation to broker-dealers for providing ongoing service in relation to contracts that have already been purchased.

Standard Compensation. The amount and timing of compensation JH Distributors may pay to broker-dealers may vary depending on the selling agreement, but compensation with respect to contracts sold through broker-dealers (inclusive of wholesaler overrides and expense allowances) and paid to broker-dealers is not expected to exceed, 7% of purchase payments plus, beginning one year after each purchase payment, ongoing compensation at an annual rate of up to 1.20% of the values of the contracts attributable to such purchase payments. this compensation is not paid directly by contract owners. JH Distributors pays the compensation from its assets but expects to recoup it through the fees and charges imposed under the contract. (See CHARGES AND DEDUCTIONS.)

Additional Compensation and Revenue Sharing. To the extent permitted by SEC and NASD rules and other applicable laws and regulations, selling broker dealers may receive additional payments in the form of cash, other special compensation or reimbursement of expenses. these additional compensation or reimbursement arrangements may include, for example, payments in connection with the firm's "due diligence" examination of the contracts, payments for providing conferences or seminars, sales or training programs for invited registered representatives and other employees, payments for travel expenses, including lodging, incurred by registered representatives and other employees for such seminars or training programs, seminars for the public, advertising and sales campaigns regarding the contracts, and payments to assist a firm in connection with its administrative systems, operations and marketing expenses and/or other events or activities sponsored by the firms. Subject to applicable NASD rules and other applicable laws and regulations, JH Distributors and its affiliates may contribute to, as well as sponsor, various educational programs, sales contests and/or promotions in which participating firms and their sales persons may receive prizes such as merchandise, cash, or other awards.

These Arrangements may not be offered to all firms, and the terms of such arrangements may differ between firms. We provide additional information on special compensation or reimbursement arrangements involving selling firms and other financial institutions in the Statement of Additional Information, which is available upon request. Any such compensation, which may be significant at times, will not result in any additional direct charge to you by us.

Differential Compensation. Compensation negotiated and paid by JH Distributors pursuant to a selling agreement with a broker-dealer may differ from compensation levels that the broker-dealer receives for selling other variable contracts. The compensation and revenue sharing arrangements may give us benefits such as greater access to registered representatives. In Addition, under their own arrangements, broker-dealer firms may pay a portion of any amounts received under standard or additional compensation or revenue sharing arrangements to their registered representatives. The additional compensation and revenue sharing arrangements may give us benefits such as greater access to registered representatives. As a result, registered representatives may be motivated to sell the contracts of one issuer over another issuer, or one product over another product. You should contact your registered representative for more information on compensation arrangements in connection with your purchase of a contract.


CONTRACT OWNER INQUIRIES

Your inquiries should be directed to our Annuity Service Office mailing address at P.O. Box 55230, Boston, Massachusetts 02205-5230.

CONFIRMATION STATEMENTS

You will be sent confirmation statements for certain transactions in your account. You should carefully review these statements to verify their accuracy. Any mistakes should immediately be reported to our Annuity Service Office. If you fail to notify our Annuity Service Office of any mistake within 60 days of the mailing of the confirmation statement, you will be deemed to have ratified the transaction.

LEGAL PROCEEDINGS

There are no legal proceedings to which the Variable Account is a party or to which the assets of the Variable Account are subject. Neither JHD LLC nor we are involved in any litigation that is of material importance to either, or that relates to the Variable Account.




VOTING INTEREST

As stated above, we will vote shares of the portfolios held in the Variable Account at shareholder meetings according to voting instructions received from the persons having the voting interest under the contracts.

Accumulation Period. During the accumulation period, the contract owner has the voting interest under a contract. The number of votes for each portfolio for which voting instructions may be given is determined by dividing the value of the investment account corresponding to the sub-account in which such portfolio shares are held by the net asset value per share of that portfolio.

Pay-out Period. During the pay-out period, the annuitant has the voting interest under a contract. The number of votes as to each portfolio for which voting instructions may be given is determined by dividing the reserve for the contract allocated to the sub-account in which such portfolio shares are held by the net asset value per share of that portfolio.

Generally, the number of votes tends to decrease as annuity benefit payments progress since the amount of reserves attributable to a contract will usually decrease after commencement of annuity benefit payments. We will determine the number of portfolio shares for which voting instructions may be given not more than 90 days prior to the meeting.

REINSURANCE ARRANGEMENTS


From time to time, we may utilize reinsurance as part of our risk management program. Under any reinsurance agreement, we remain liable for the contractual obligations of the contracts' guaranteed benefits and the reinsurer(s) agree to reimburse us for certain amounts and obligations in connection with the risks covered in the reinsurance agreements. The reinsurer's contractual liability runs solely to us, and no contract owner shall have any right of action against any reinsurer. In evaluating reinsurers, we consider the financial and claims paying ability ratings of the reinsurer. Our philosophy is to minimize incidental credit risk. We do so by engaging in secure types of reinsurance transactions with high quality reinsurers and diversifying reinsurance counterparties to limit concentrations. Some of the benefits that may be reinsured include living benefits, guaranteed death benefits, and fixed account guarantees.

                            APPENDIX A: SPECIAL TERMS

The following terms as used in this Prospectus have the indicated meanings:

ACCUMULATION PERIOD: The period between the issue date of the contract and the maturity date of the contract. During this period, purchase payments are typically made to the contract by the owner.

ACCUMULATION UNIT: A unit of measure that is used to calculate the value of the variable portion of the contract before the maturity date.

ANNUITANT: Any natural person or persons to whom annuity benefit payments are made and whose life is used to determine the duration of annuity benefit payments involving life contingencies. If the contract owner names more than one person as an "annuitant," the second person named shall be referred to as "co-annuitant." The "annuitant" and "co-annuitant" will be referred to collectively as "annuitant." The "annuitant" is as designated on the contract or certificate specification page, unless changed. The annuitant becomes the owner of the contract on the Maturity Date.

ANNUITY OPTION: The method selected by the contract owner (or as specified in the contract if no selection is made) for annuity benefit payments made by the Company.

ANNUITY SERVICE OFFICE: The mailing address of the service office is P.O. Box 55230, Boston Massachusetts 02205-5230.

ANNUITY UNIT: A unit of measure that is used after the maturity date to calculate variable annuity benefit payments.

BENEFICIARY: The person, persons or entity entitled to the death benefit under the contract upon the death of a contract owner or, in certain circumstances, an annuitant. The beneficiary is as specified in the contract or certificate specifications page, unless changed. If there is a surviving contract owner, that person will be deemed the beneficiary.


Business Day: Any day on which the New York Stock Exchange is open for business and the net asset value of a portfolio is determined.


CERTIFICATE: The document issued to each owner which summarizes the rights and benefits of the owner under the contract.


COMMUTED VALUE: The present value of any remaining guaranteed annuity benefit payments.


CONTINGENT BENEFICIARY: The person, persons or entity to become the beneficiary if the beneficiary is not alive. The contingent beneficiary is as specified in the application, unless changed.

CONTRACT DATE: In the case of an individual annuity contract, the date of issue of the contract. In the case of a group annuity contract, the effective date of participation under the group annuity contract as designated in the certificate specifications page.

CONTRACT VALUE: The total of the investment account values and, if applicable, any amount in the loan account attributable to the contract.

CONTRACT YEAR: The period of twelve consecutive months beginning on the contract date or any anniversary thereof.

DEBT: Any amounts in the loan account attributable to the contract plus any accrued loan interest. The loan provision is applicable to certain qualified contracts only.


DUE PROOF OF DEATH: Due Proof of Death is required upon the death of the contract owner or annuitant, as applicable. One of the following must be received at the Annuity Service Office :



      -     A certified copy of a death certificate; or


      - A certified copy of a decree of a court of competent jurisdiction as to the finding of death; or

      -     Any other proof satisfactory to us.


Death benefits will be paid within 7 days of receipt of due proof of death and all required claim forms from all beneficiaries at the Company's Annuity Service Office.



FIXED ANNUITY: An annuity option with payments which are predetermined and guaranteed as to dollar amount.

GENERAL ACCOUNT: All the assets of the Company other than assets in separate accounts.

GROUP HOLDER: In the case of a group annuity contract, the person, persons or entity to whom the contract is issued.

INVESTMENT ACCOUNT: An account established by the Company which represents a contract owners interest in an investment option prior to the maturity date.

INVESTMENT ACCOUNT VALUE: The value of the contract owner's investment in an investment account.

INVESTMENT OPTIONS: The investment choices available to contract owners.

LOAN ACCOUNT: The portion of the general account that is used for collateral when a loan is taken.


MARKET VALUE CHARGE: A charge that may be assessed if amounts are withdrawn or transferred from the investment options prior to the end of the interest rate guarantee period.



MATURITY DATE: The date on which annuity benefits commence. The maturity date is the date specified on the contract or certificate specifications page and generally the first day of the month following the later of the annuitants 85th birthday or the tenth contract anniversary, unless changed. See Appendix D for information on the Maturity Date for Ven 7 and Ven 8 contracts and Appendix E for information on the Maturity Date for Ven 3 and Ven 1 contracts.


NET PURCHASE PAYMENT: The purchase payment less the amount of premium tax.

NON-QUALIFIED CERTIFICATES: Certificates issued under non-qualified Contracts.

NON-QUALIFIED CONTRACTS: Contracts which are not issued under qualified plans.

OWNER OR CONTRACT OWNER ("YOU"): In the case of an individual contract, the person, persons (co-owner) or entity entitled to all of the ownership rights under the contract. In the case of a group annuity contract, the person, persons or entity named in a certificate and entitled to all of the ownership rights under the contract not expressly reserved to the group holder. The owner has the legal right to make all changes in contractual designations where specifically permitted by the contract. The owner is a specified in the contract or certificate specifications page, unless changed. The annuitant becomes the owner of the contract on the Maturity Date.

PAY-OUT PERIOD: Is the time period during which annuity benefit payments are made to the annuitant.

PORTFOLIO: A separate investment portfolio in which the Variable Account invests, or of any successor mutual funds.

PURCHASE PAYMENT: An amount paid by a contract owner to the Company as consideration for the benefits provided by the contract.

QUALIFIED CERTIFICATES: Certificates issued under qualified contracts.

QUALIFIED CONTRACTS: Contracts issued under qualified plans.

QUALIFIED PLANS: Retirement plans which receive favorable tax treatment under
Section 401, 403, 408, 408A or 457 or the Internal Revenue Code of 1986, as amended.

SEPARATE ACCOUNT: A segregated account of the Company that is not commingled with the Company's general assets and obligations.

SUB-ACCOUNT(S): One or more of the sub-accounts of the Variable Account. Each sub-account is invested in shares of a different portfolio.





VALUATION PERIOD: Any period from one Business Day to the next measured from the time on each such date that the net asset value of each portfolio is determined.


VARIABLE ACCOUNT: The Variable Account is another name for a Separate Account of the Company.

VARIABLE ANNUITY: An annuity option with payments which: (1) are not predetermined or guaranteed as to dollar amount, and (2) vary in relation to the investment experience of one or more specified sub-accounts.

            APPENDIX B: EXAMPLES OF CALCULATION OF WITHDRAWAL CHARGE


EXAMPLE 1* - Assume a single payment of $50,000 is made into the contract, no transfers are made, no additional payments are made and there are no partial withdrawals. The table below illustrates five examples of the withdrawal charges that would be imposed if the contract is completely withdrawn, based on hypothetical contract values.


                                                            WITHDRAWAL CHARGE
CONTRACT    HYPOTHETICAL    FREE WITHDRAWAL    PAYMENTS    -------------------
  YEAR     CONTRACT VALUE       AMOUNT        LIQUIDATED    PERCENT    AMOUNT
--------   --------------   ---------------   ----------   ---------   -------
   2           55,000            5,000(A)       50,000         6%      3,000
   4           50,500            5,000(B)       45,500         5%      2,275
   6           60,000           10,000(C)       50,000         3%      1,500
   7           35,000            5,000(D)       45,000         2%        900
   8           70,000           20,000(E)       50,000         0%          0

During any contract year the free withdrawal amount is the greater of accumulated earnings, or 10% of the total payments made under the contract less any prior partial withdrawals in that contract year.

(A) In the second contract year the earnings under the contract and 10% of payments both equal $5,000. Consequently, on total withdrawal $5,000 is withdrawn free of the withdrawal charge, the entire $50,000 payment is liquidated and the withdrawal charge is assessed against such liquidated payment (contract value less free withdrawal amount).

(B) In the example for the fourth contract year, the accumulated earnings of $500 is less than 10% of payments, therefore the free withdrawal amount is equal to 10% of payments (50,000 X 10% = $5,000) and the withdrawal charge is only applied to payments liquidated (contract value less free withdrawal amount).

(C) In the example for the sixth contract year, the accumulated earnings of $10,000 is greater than 10% of payments ($5,000), therefore the free withdrawal amount is equal to the accumulated earnings of $10,000 and the withdrawal charge is applied to the payments liquidated (contract value less free withdrawal amount).

(D) In the example for the seventh contract year, the contract has negative accumulated earnings ($35,000 - $50,000), so the free withdrawal amount is equal to 10% of payments (50,000 x 10% = $5,000) and the withdrawal charge is applied to total payments less the free withdrawal amount. This calculation only applies to contracts issued on or after April 1, 2003. For contracts issued prior to April 1, 2003, the withdrawal charge would be applied to the lesser of the total payments or the contract value, less the free withdrawal amount. In this example, the payments liquidated would be $30,000 ($35,000 - $5,000).

(E) There is no withdrawal charge on any payments liquidated that have been in the contract for at least 7 years.

EXAMPLE 2* - Assume a single payment of $50,000 is made into the contract, no transfers are made, no additional payments are made and there are a series of four partial withdrawals made during the third contract year of $2,000, $5,000, $7,000 and $8,000.

                                                                      WITHDRAWAL CHARGE
 HYPOTHETICAL     PARTIAL WITHDRAWAL   FREE WITHDRAWAL    PAYMENTS    -----------------
CONTRACT VALUE        REQUESTED            AMOUNT        LIQUIDATED   PERCENT    AMOUNT
-----------------------------------    ---------------   ----------   -------   -------
    65,000              2,000             15,000(A)             0        5%         0
    49,000              5,000              3,000(B)         2,000        5%       100
    52,000              7,000              4,000(C)         3,000        5%       150
    44,000              8,000                  0(D)         8,000        5%       400

(A) The free withdrawal amount during any contract year is the greater of the contract value less the unliquidated payments (accumulated earnings), or 10% of payments less 100%of all prior withdrawals in that contract year. For the first example, accumulated earnings of $15,000 is the free withdrawal amount since it is greater than 10% of payments less prior withdrawals ($5,000-0). The amount requested (2,000) is less than the free withdrawal amount so no payments are liquidated and no withdrawal charge applies.

(B) The contract has negative accumulate earnings ($49,000 - $50,000), so the free withdrawal amount is limited to 10% of payments less all prior withdrawals. Since 2,000 has already been withdrawn in the current contract year, the remaining free withdrawal amount during the third contract year is $3,000. The $5,000 partial withdrawal will consist of $3,000 free of withdrawal charge, and the remaining $2,000 will be subject to a withdrawal charge and result in payments being liquidated. The remaining unliquidated payments are $48,000.

(C) The contract has increased in value to 52,000. The unliquidated payments are 48,000 so the accumulated earnings are $4,000, which is greater than 10% of payments less prior withdrawals ($5,000 - $2,000 - $5,000 <0). Hence the free withdrawal amount is $4,000. Therefore, $3,000 of the $7,000 partial withdrawal will be subject to a withdrawal charge and result in payments being liquidated. The remaining unliquidated payments are $45,000.

(D) The free withdrawal amount is zero since the contract has negative accumulated earnings ($44,000 - $45,000) and the full 10% of payments ($5,000) has already been withdrawn. The full amount of $8,000 will result in payments being liquidated subject to a withdrawal charge. At the beginning of the next contract year the full 10% of payments would be available again for withdrawal requests during that year.

*Examples do not illustrate withdrawal charges applicable to Ven 7, Ven 8, Ven 3 or Ven 1 contracts.

                         APPENDIX C: STATE PREMIUM TAXES


Premium taxes vary according to the state and are subject to change. In many jurisdictions there is no tax at all. For current information, a tax advisor should be consulted.


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                                  TAX RATE
                  ---------------------------------------------
   STATE          QUALIFIED CONTRACTS   NON-QUALIFIED CONTRACTS
---------------   -------------------   -----------------------
CALIFORNIA               0.50%                   2.35%
GUAM                     4.00%                   4.00%
MAINEA(A)                0.00%                   2.00%
NEVADA                   0.00%                   3.50%
PUERTO RICO              1.00%                   1.00%
SOUTH DAKOTA(A)          0.00%                   1.25%
WEST VIRGINIA            1.00%                   1.00%
WYOMING                  0.00%                   1.00%



(A)We pay premium tax paid upon receipt of premium.

             APPENDIX D: PRIOR CONTRACTS - VEN 7 AND VEN 8 CONTRACTS

We have has a class of variable annuity contract which is no longer being issued but under which purchase payments may continue to be made ("Ven 7" contracts), which were sold during the period from August, 1989 until April 1999. We also have a class of variable annuity contracts which is no longer being issued but under which purchase payments may continue to be made ("Ven 8" contracts) which were sold during the period from September, 1992 until February 1995. Ven 7 and Ven 8 contracts are collectively referred to as "prior contracts."

The principal differences between the contract offered by this Prospectus and the prior contracts relate to the investment options available under the contracts, a minimum interest rate to be credited for any guarantee period under the fixed portion of the contract, the charges made by us and the death benefit provisions.


Total Annual Portfolio Operating Expenses
The following table describes the operating expenses for each of the portfolios, as a percentage of the portfolio's average net assets for the fiscal year ending december 31, 2004. More detail concerning each portfolio's fees and expenses is contained in the portfolio's prospectus and in the notes following the table.


                                                                              TOTAL
                                        MANAGEMENT   RULE 12b-1    OTHER      ANNUAL
               PORTFOLIO                   FEES        FEES       EXPENSES   EXPENSES
-------------------------------------   ----------   ----------   --------   --------
JOHN HANCOCK TRUST - Series I shares:
Science & Technology Trust                1.04%(C)      0.05%       0.07%     1.16%
Pacific Rim Trust                         0.80%         0.05%       0.28%     1.13%
Health Sciences Trust                     1.05%(C)      0.05%       0.11%     1.21%
Emerging  Small Company Trust             1.00%         0.05%       0.06%     1.11%
Small Cap Index Trust                     0.49%         0.05%       0.03%     0.57%
Dynamic Growth Trust                      0.95%         0.05%       0.07%     1.07%
Mid Cap Stock Trust                       0.86%         0.05%       0.05%     0.96%
All Cap Growth Trust                      0.89%         0.05%       0.06%     1.00%
Strategic Opportunities Trust             0.80%         0.05%       0.07%     0.92%
Financial Services Trust                  0.88%(F)      0.05%       0.08%     1.01%
International Stock Trust                 0.95%         0.05%       0.16%     1.16%
International Small Cap Trust             1.00%         0.05%       0.19%     1.24%
International Value Trust                 0.87%(E)      0.05%       0.15%     1.07%
Quantitative Mid Cap Trust                0.75%         0.05%       0.09%     0.89%
Mid Cap Index Trust                       0.49%         0.05%       0.03%     0.57%
Global Trust                              0.85%(E)      0.05%       0.15%     1.05%
Capital Appreciation Trust                0.85%         0.05%       0.07%     0.97%
All Cap Core Trust                        0.80%         0.05%       0.07%     0.92%
Large Cap Growth Trust                    0.85%         0.05%       0.06%     0.96%
Total Stock Market Index Trust            0.49%         0.05%       0.03%     0.57%
Blue Chip Growth Trust                    0.82%(C)      0.05%       0.04%     0.91%
U.S. Large Cap Trust                      0.82%         0.05%       0.06%     0.93%
Strategic Value Trust                     0.85%         0.05%       0.09%     0.99%
Utilities Trust                           0.85%         0.05%       0.25%     1.15%
Real Estate Securities Trust              0.70%         0.05%       0.05%     0.80%
Small Company Value Trust                 1.04%(C)      0.05%       0.01%     1.10%
Mid Cap Value Trust                       0.87%         0.05%       0.05%     0.97%
Value Trust                               0.74%         0.05%       0.06%     0.85%
All Cap Value Trust                       0.84%         0.05%       0.06%     0.95%
500 Index Trust                           0.46%         0.05%       0.05%     0.56%
Fundamental Value Trust                   0.84%(F)      0.05%       0.05%     0.94%
Growth & Income Trust                     0.65%         0.05%       0.04%     0.74%
Equity-Income Trust                       0.81%(C)      0.05%       0.05%     0.91%

                                                                                          TOTAL
                                                   MANAGEMENT   RULE 12b-1    OTHER      ANNUAL
               PORTFOLIO                              FEES        FEES       EXPENSES   EXPENSES
------------------------------------------------   ----------   ----------   --------   --------
Income & Value Trust                                 0.79%         0.05%     0.04%      0.88%
Global Allocation Trust                              0.85%         0.05%     0.20%      1.10%
High Yield Trust                                     0.68%         0.05%     0.07%      0.80%
Strategic Bond Trust                                 0.70%         0.05%     0.08%      0.83%
Global Bond Trust                                    0.70%         0.05%     0.10%      0.85%
Investment Quality Bond Trust                        0.60%         0.05%     0.09%      0.74%
Total Return Trust                                   0.70%         0.05%     0.05%      0.80%
U.S. Government Securities Trust                     0.62%         0.05%     0.07%      0.74%
Money Market Trust                                   0.48%         0.05%     0.03%      0.56%
Lifestyle Aggressive 1000 Trust                      0.05%         0.05%     1.02%(B)   1.12%
Lifestyle Growth 820 Trust                           0.05%         0.05%     0.95%(B)   1.05%
Lifestyle 640 Balanced Trust                         0.05%         0.05%     0.90%(B)   1.00%
Lifestyle 460 Moderate Trust                         0.05%         0.05%     0.87%(B)   0.97%
Lifestyle 280 Conservative Trust                     0.05%         0.05%     0.79%(B)   0.89%
JOHN HANCOCK TRUST - Series II Shares:
Emerging Growth Trust                                0.80%         0.25%     0.07%      1.12%
Natural Resources Trust                              1.01%         0.25%     0.07%      1.33%
Small Cap Growth Trust(A)                            1.08%         0.25%     0.07%      1.40%
Small Cap Trust(A)                                   0.85%         0.25%     0.07%      1.17%
Small Company Trust +                                1.05%         0.25%     0.57%(A)   1.87%(D)
International Opportunities Trust(A)                 1.00%         0.25%     0.20%      1.45%
International Equity Index Trust(A)                  0.55%         0.25%     0.06%      0.86%
Overseas Equity Trust(A)                             0.90%         0.25%     0.17%      1.32%
American International Trust(G)                      0.54%         0.75%     0.08%      1.37%
Mid Cap Core Trust                                   0.90%         0.25%     0.16%      1.31%
American Growth Trust(G)                             0.35%         0.75%     0.03%      1.13%
U.s. Global Leaders Growth Trust +                   0.71%         0.25%     0.73%(A)   1.69%(D)
Quantitative All Cap Trust                           0.71%         0.25%     0.05%      1.01%
Core Equity Trust +                                  0.85%         0.25%     0.06%(A)   1.16%
Large Cap Value Trust                                0.85%         0.25%     0.13%      1.23%
Classic Value Trust +                                0.87%         0.25%     0.56%(A)   1.68%(D)
Small Cap Opportunities Trust                        1.00%         0.25%     0.08%      1.33%
Small Cap Value Trust(A)                             1.08%         0.25%     0.08%      1.41%
Special Value Trust                                  1.00%         0.25%     0.28%      1.53%
Mid Value Trust                                      1.01%(C)      0.25%     0.07%      1.33%
Large Cap Trust(A)                                   0.85%         0.25%     0.15%      1.25%
Quantitative Value Trust +                           0.70%         0.25%     0.08%(A)   1.03%
American Growth-Income Trust(G)                      0.29%         0.75%     0.03%      1.07%
American Blue Chip Income and Growth Trust(G)        0.45%         0.75%     0.05%      1.25%
U.S. High Yield Bond Trust(A)                        0.75%         0.25%     0.21%      1.21%
Strategic Income Trust +                             0.73%         0.25%     0.46%(A)   1.44%
Real Return Bond Trust                               0.70%         0.25%     0.07%      1.02%
Core Bond Trust(A)                                   0.69%         0.25%     0.21%      1.15%
Active Bond Trust(A)                                 0.61%         0.25%     0.04%      0.90%
PIMCO Variable Insurance Trust - CLass M SHares:
PIMCO VIT All Asset Portfolio                        0.20%         0.45%     0.88%      1.53%

+ COMMENCEMENT OF OPERATIONS -- MAY 3, 2004

(A) Based on estimates for the current fiscal year



(B) "Other Expenses" reflects the expenses of the Underlying Portfolios as well as the expenses of the Lifestyle Trust. The Adviser is currently paying a portion of the expenses of each Lifestyle Trust. The expenses above do not reflect this expense reimbursement. If such expense reimbursement were reflected, it is estimated that "Other Expenses" and "Total Annual Expenses" would be:



                                                     Total
                                                     Annual
Portfolio                          Other Expenses   Expenses
---------                          --------------   --------
Lifestyle Aggressive 1000 Trust         1.01%        1.11%
Lifestyle Growth 820 Trust              0.94%        1.04%
Lifestyle Balanced Trust                0.89%        0.99%
Lifestyle Moderate Trust                0.86%        0.96%
Lifestyle Conservative Trust            0.78%        0.88%



This voluntary expense reimbursement may be terminated at any time.



(C) The Adviser has voluntarily agreed to waive a portion of its advisory fee for the Science & Technology Trust, Health Sciences Trust, the Blue Chip Growth Trust the Equity-Income Trust, the Mid Value Trust, and the Small Company Value Trust. The waiver is based on the combined assets of these portfolios. Once these combined assets exceed specified amounts, the fee reduction is increased. The fee reductions are applied to the advisory fees of each of the six portfolios. This voluntary fee waiver may be terminated at any time by the Adviser. If such advisory fee waiver were reflected, it is estimated that the "Management Fees" and "Total Annual Expenses" for these portfolios would have been as follows:



                                     Management    Total Annual
Portfolio                               Fees         Expenses
---------                               ----         --------
Science & Technology Trust              1.01%         1.13%
Health Sciences Trust                   1.02%         1.18%
Blue Chip Growth Trust                  0.79%         0.88%
Equity-Income Trust                     0.78%         0.88%
Mid Value Trust                         0.98%         1.30%
Small Company Value Trust               1.01%         1.07%



(D) For certain portfolios, the Adviser reduces its advisory fee or reimburses the portfolio if the total of all expenses (excluding advisory fees, Rule 12b-1 fees, transfer agency fees, blue sky fees, taxes, portfolio brokerage commissions, interest, litigation and indemnification expenses and extraordinary expenses not incurred in the ordinary course of the portfolio's business) exceed certain annual rates. In the case of the Small Company Trust, U.S. Global Leaders Growth Trust, and Classic Value Trust, the Adviser reimbursed the portfolio for certain expenses for the year ended December 31, 2004. These advisory fee waivers may be terminated at any time. If such expense reimbursement were reflected, it is estimated that "Other Expenses" and "Total Annual Expenses" would be:



                                                     Total
                                                     Annual
Portfolio                          Other Expenses   Expenses
---------                          --------------   --------
Small Company Trust                     0.49%        1.79%
U.S. Global Leaders Growth Trust        0.50%        1.46%
Classic Value Trust                     0.50%        1.62%



These voluntary expense reimbursements may be terminated at any time.



(E) Effective December 9, 2003, due to a decrease in the subadvisory fees for the Global Trust and the International Value Trust, the Adviser voluntarily agreed to waive its advisory fees so that the amount retained by the Adviser after payment of the subadvisory fees for each such portfolio does not exceed 0.35% of the portfolio's average net assets. For the year ended December 31, 2004, the effective annual advisory fees ("Management Fees") and "Total Annual Expenses" were as follows:


                                    Management  Total Annual
Portfolio                              Fees       Expenses
---------                              ----       --------
Global Trust                           0.80%        1.00%
International Value Trust              0.80%        1.00%

These advisory fee waivers may be terminated at any time.

(F) Financial Services and Fundamental Value Trusts. The Adviser has voluntarily agreed to reduce its advisory fee for the Financial Services and Fundamental Value Trusts to the amounts shown below. These advisory fee waivers may be terminated at any time.



                                                    Between
                                                      $50
                                                    Million
                                                      and    Excess over
                                      First $50      $500        $500
Portfolio                             Million*     Million*    Million*
---------                             --------     --------    --------
Financial Services Trust                0.85%        0.80%      0.75%
Fundamental Value Trust                 0.85%        0.80%      0.75%



*as a percentage of average annual net assets.



If such advisory fee waiver were reflected, it is estimated that the advisory fees ("Management Fees") and "Total Annual Expenses" for these portfolios would have been as follows:



                                     Management    Total Annual
Portfolio                               Fees         Expenses
---------                               ----         --------
Financial Services Trust                0.83%         0.96%
Fundamental Value Trust                 0.79%         0.89%



(G) Reflects the aggregate annual operating expenses of each portfolio and its corresponding master fund. In the case of the American Growth, American International, American Blue Chip Income and Growth, and American Growth-Income, during the year ended December 31, 2004, Capital Research Management Company (the adviser to the American Growth, American International, American Blue Chip Income and Growth, and American Growth-Income) voluntarily reduced investment advisory fees to rate provided by amended agreement effective April 1, 2004. These advisory fee waivers may be terminated at any time. If such advisory fee reductions were reflected, it is estimated that "Management Fees" and "Total Annual Expenses" would be:



                                     Management    Total Annual
Portfolio                               Fees         Expenses
---------                               ----         --------
American Growth Trust                   0.34%         1.12%
American International Trust            0.53%         1.36%
American Blue Chip Income and
Growth Trust                            0.44%         1.24%
American Growth-Income Trust            0.28%         1.06%



FIXED ACCOUNT INVESTMENT OPTIONS. The investment options under the prior contracts differ as follows from the investment options described in this Prospectus. For these contracts, a one-, three- and six-year fixed investment option was available at issue. As of October 7, 2002, new purchase payments may not be allocated to the one- and three-year fixed investment options, and as of December 30, 2002, new purchase payments may not be allocated to the six-year fixed investment option.


FIXED ACCOUNT MINIMUM INTEREST GUARANTEE. The minimum interest rate to be credited for any guarantee period under the fixed portion of the prior contracts is 4%. If a withdrawal is deferred for more than 30 days, we will pay interest on the amount deferred at a rate not less than 4% per year (or a higher rate if required by applicable law).

MARKET VALUE CHARGE. For purposes of calculating the market value adjustment factor (see "FIXED ACCOUNT INVESTMENT OPTIONS - Market Value Charge") the maximum difference between "B" and "A" will be 3% under the prior contracts. The adjustment factor will never be greater than 2x(A-4%) and never less than zero. ("A" is the guaranteed interest rate on the investment account. "B" is the guaranteed interest rate available, on the date the request is processed, for amounts allocated to a new investment account with the same length of guarantee period as the investment account from which the amounts are being withdrawn.)

There will be no market value charge on withdrawals from the fixed account investment options in the following situations: (a) death of the annuitant; (b) amounts withdrawn to pay fees or charges; (c) amounts applied at the maturity date to purchase an annuity as provided in the contract; (d) amounts withdrawn from three and six year investment accounts within one month prior to the end of the guarantee period; and (e) amounts withdrawn in any year that do not exceed 10% of total purchase payments less any prior partial withdrawals in that contract year.

Notwithstanding application of the market value adjustment factor formula, in no event will the market value charge (i) exceed the earnings attributable to the amount withdrawn from an investment account; (ii) together with any withdrawal charges for an investment account, be greater than 10% of the amount transferred or withdrawn; or (iii) reduce the amount payable on withdrawal or transfer below the amount required under the non-forfeiture laws of the state with jurisdiction over the contract. The cumulative effect of the market value and withdrawal charges (or the effect of the withdrawal charge itself) could, however, result in an owner receiving total withdrawal proceeds of less than the owner's purchase payments.

WITHDRAWAL CHARGES. The withdrawal charges under the prior contracts differ from the withdrawal charges described in this Prospectus.

Prior Contracts Withdrawal Charge. The withdrawal charge assessed under the prior contracts is as follows:

If a withdrawal is made from the contract by an owner before the maturity date, a withdrawal charge (contingent deferred sales charge) may be assessed against amounts withdrawn attributable to purchase payments that have been in the contract for the owner less than six complete contract years. There is never a withdrawal charge with respect to earnings accumulated in the contract, certain other free withdrawal amounts described below or purchase payments that have been in the contract more than six complete contract years. In no event may the total withdrawal charges exceed 6% of the total purchase payments. The amount of the withdrawal charge and when it is assessed is discussed below:

1. Each withdrawal is allocated first to the "free withdrawal amount" and second to "unliquidated purchase payments." In any contract year, the free withdrawal amount for that year is the greater of (1) the excess of the contract value on the date of withdrawal over the unliquidated purchase payments (the accumulated earnings on the contract) or (2) 10% of total purchase payments less any prior partial withdrawals in that contract year. Withdrawals allocated to the free withdrawal amount may be withdrawn without the imposition of a withdrawal charge.

2. If an owner makes a withdrawal for an amount in excess of the free withdrawal amount, the excess will be allocated to purchase payments which will be liquidated on a first-in first-out basis. On any withdrawal request, the Company will liquidate purchase payments equal to the amount of the withdrawal request which exceeds the free withdrawal amount in the order such purchase payments were made: the oldest unliquidated purchase payment first, the next purchase payment second, etc. until all purchase payments have been liquidated.

3. Each purchase payment or portion thereof liquidated in connection with a withdrawal request is subject to a withdrawal charge based on the length of time the purchase payment has been in the contract. The amount of the withdrawal charge is calculated by multiplying the amount of the purchase payment being liquidated by the applicable withdrawal charge percentage obtained from the table below.

  NUMBER OF COMPLETE YEARS
PURCHASE PAYMENT IN CONTRACT         WITHDRAWAL CHARGE PERCENTAGE
----------------------------         ----------------------------
              0                                    6%
              1                                    6%
              2                                    5%
              3                                    4%
              4                                    3%
              5                                    2%
              6+                                   0%

The total withdrawal charge will be the sum of the withdrawal charges for the purchase payments being liquidated.

4. The withdrawal charge is deducted from the contract value remaining after the owner is paid the amount requested, except in the case of a complete withdrawal when it is deducted from the amount otherwise payable. In the case of a partial withdrawal, the amount requested from an investment account may not exceed the value of that investment account less any applicable withdrawal charge and market value charge.

5. There is generally no withdrawal charge on distributions made as a result of the death of the annuitant or owner and no withdrawal charges are imposed on the maturity date if the owner annuitizes as provided in the contract.

ADMINISTRATION FEES. The prior contracts make no provision for the waiver of the $30 annual administration fee when prior to the maturity date the contract value equals or exceeds $100,000 at the time of the fee's assessment.

DEATH BENEFIT PROVISIONS: The provisions governing the death benefit prior to the maturity date under the prior contracts are as follows:

Death of Annuitant who is not the Owner. We will pay the minimum death benefit, less any debt, to the beneficiary if the owner is not the annuitant and the annuitant dies before the owner and before the maturity date. If there is more than one such annuitant, the minimum death benefit will be paid on the death of the last surviving co-annuitant. The minimum death benefit will be paid either as a lump sum or in accordance with any of the annuity options available under the contract. An election to receive the death benefit under an annuity option must be made within 60 days after the date on which the death benefit first becomes payable. Rather than receiving the minimum death benefit, the beneficiary may elect to continue the contract as the new owner. (In general, a beneficiary who makes such an election will nonetheless be treated for Federal income tax purposes as if he or she had received the minimum death benefit.)

Death of Annuitant who is the Owner. We will pay the minimum death benefit, less any debt, to the beneficiary if the owner is the annuitant, dies before the maturity date and is not survived by a co-annuitant. If the contract is a non-qualified contract, the owner is the annuitant and the owner dies before the maturity date survived by a co-annuitant, instead of paying the minimum death benefit to the beneficiary, we will pay to the successor owner (the person, persons or entity to become the owner if the owner dies prior to the maturity date) an amount equal to the amount payable on total withdrawal without reduction for any withdrawal charge. If the contract is a non-qualified contract, distribution of the minimum death benefit to the beneficiary (or of the amount payable to the successor owner) must be made within five years after the owner's death. If the beneficiary or successor owner, as appropriate, is an individual, in lieu of distribution within five years of the owner's death, distribution may be made as an annuity which begins within one year of the owner's death and is payable over the life of the beneficiary (or the successor owner, as appropriate) or over a period not in excess of the life expectancy of the beneficiary (or the successor owner, as appropriate). If the owner's spouse is the beneficiary (or the successor owner, as appropriate) that spouse may elect to continue the contract as the new owner in lieu of receiving the distribution. In such a case, the distribution rules applicable when an owner dies generally will apply when that spouse, as the owner, dies.

Death of Owner who is not the Annuitant. If the owner is not the annuitant and dies before the maturity date and before the annuitant, the successor owner will become the owner of the contract. If the contract is a non-qualified contract, an amount equal to the amount payable on total withdrawal, without reduction for any withdrawal charge, will be paid to the successor owner. Distribution of the amount to the successor owner must be made within five years of the owner's death. If the successor owner is an individual, in lieu of distribution within five years of the owner's death, distribution may be made as an annuity which begins within one year of the owner's death and is payable over the life of the successor owner (or over a period not greater than the successor owner's life expectancy). If the owner's spouse is the successor owner, that spouse may elect to continue the contract as the new owner in lieu of receiving the distribution. In such a case, the distribution rules applicable when an owner dies generally will apply when that spouse, as the owner, dies.

For purposes of these death benefit provisions applicable on an owner's death (whether or not such owner is an annuitant), if a non-qualified contract has more than one individual owner, death benefits must be paid as provided in the prior contract upon the death of any such owner. If both owners are individuals, the distributions will be made to the remaining owner rather than to the successor owner.

Entity as Owner. In the case of a non-qualified contract where the owner is not an individual (for example, the owner is a corporation or a trust), the special rules stated in this paragraph apply. For purposes of distributions of death benefits before the maturity date, any annuitant will be treated as the owner, and a change in the annuitant or any co-annuitant shall be treated as the death of the owner. In the case of distributions which result from a change in an annuitant when the annuitant does not actually die, the amount distributed will be reduced by charges which would otherwise apply upon withdrawal.

If a non-qualified contract has both an individual and a non-individual owner, death benefits must be paid as provided in the prior contract upon the death of any annuitant, a change in any annuitant, or the death of any individual owner, whichever occurs earlier.

The minimum death benefit during the first six contract years will be equal to the greater of: (a) the contract value on the date due proof of death and all required claim forms are received at our Annuity Service Office, or (b) the sum of all purchase payments made, less any amount deducted in connection with partial withdrawals. During any subsequent six contract year period, the minimum death benefit will be the greater of (a) the contract value on the date due proof of death and all required claim forms are received at our Annuity Service Office, or (b) the minimum death benefit on the last day of the previous six contract year period plus any purchase payments made and less any amount deducted in connection with partial withdrawals since then. If the annuitant dies after the first of the month following his or her 85th birthday, the minimum death benefit will be the contract value on the date due proof of death and all required claim forms are received at our Annuity Service Office.

An Enhanced Death Benefit became available in Florida, Maryland and Washington to contracts issued August 15, 1994 or later, in Idaho, New Jersey and Oregon to contracts issued October 3, 1994 or later and in California to contracts issued January 3, 1995 or later. Contracts issued prior to August 15, 1994 may also have selected the Enhanced Death Benefit. This option was available as an endorsement to the contract upon the payment of (i) an additional purchase payment of at least 10% of all purchase payments made to the contract through the date the Enhanced Death Benefit first became available in that state, or
(ii) $10,000 whichever is greater.

This Enhanced Death Benefit provides for a minimum death benefit as described above, except that the death benefit is "stepped up" each contract year instead of the six contract year period. In addition, if the annuitant dies after the first of the month following his or her 85th birthday, the minimum death benefit is the greater of the contract value or the excess of the sum of all purchase payments less the sum of any amounts deducted in connection with partial withdrawals.

Contracts with a contract date prior to the date the Enhanced Death Benefit first became available in that state may also be exchanged for a new contract which provides for an alternative enhanced death benefit. See Appendix H.

Death benefits will be paid within seven days of receipt of due proof of death and all required claim forms at our Annuity Service Office, subject to postponement under the same circumstances that payment of withdrawals may be postponed.

OTHER CONTRACT PROVISIONS

CONTRACT MATURITY DATE. Under the prior contracts, the maturity date is the later of the first day of the month following the 85th birthday of the annuitant or the sixth contract anniversary. The prior contracts allow the owner to specify a different maturity date at any time by written request at least one month before both the previously specified and the new maturity date. The new maturity date must be the first day of a month no later than the first day of the month following the 85th birthday of the annuitant.

ANNUITY TABLES ASSUMED INTEREST RATE. A 4% assumed interest rate is built into the annuity tables in the prior contracts used to determine the first variable annuity payment to be made under that contract.

BENEFICIARY. Under the prior contracts certain provisions relating to beneficiary are as follows:

The beneficiary is the person, persons or entity designated in the application or as subsequently named. The beneficiary may be changed during the lifetime of the annuitant subject to the rights of any irrevocable beneficiary. Any change must be made in writing, approved by us and if approved, will be effective as of the date on which written. We assume no liability for any payments made or actions taken before the change is approved. Prior to the maturity date, if no beneficiary survives the annuitant, the contract owner or the contract owner's estate will be the beneficiary. The interest of any beneficiary is subject to that of any assignee. In the case of certain qualified contracts, regulations promulgated by the Treasury Department prescribe certain limitations on the designation of a beneficiary.

OWNERSHIP. Under the Ven 8 contracts, certain provisions relating to ownership are as follows:

The contract is owned by the group holder. However, all contract rights and privileges not expressly reserved to the group holder may be exercised by each owner as to his or her interests as specified in his or her certificate. Prior to the maturity date, an owner is the person designated in an application or as subsequently named. On and after a certificate's maturity date, the annuitant is the owner and after the death of the annuitant, the beneficiary is the owner.

In the case of non-qualified contracts, ownership of the contract may be changed at any time. In the case of non-qualified certificates, an owner may assign his or her interest in the contract during the lifetime of the annuitant prior to the maturity date, subject to the rights of any irrevocable beneficiary. Assigning a contract or interest therein, or changing the ownership of a contract or certificate, may be treated as a distribution of all or a portion of the contract value for Federal tax purposes. Any change of ownership or assignment must be made in writing. Any change must be approved by us. Any assignment and any change, if approved, will be effective as of the date on which written. We assume no liability for any payments made or actions taken before a change is approved or assignment is accepted or responsibility for the validity or sufficiency of any assignment.

MODIFICATION: The Ven 8 contract does not include "free withdrawal percentage" among contract terms we are authorized to change on 60 days notice to the group holder.

OPTIONAL BENEFITS: GRIP, GRIP II, GRIP III, GEM, Principal Plus and the T-PRO are not available for Ven 7 and Ven 8 contracts.

ACCUMULATION UNIT VALUES: (see Appendix U)

              APPENDIX E: PRIOR CONTRACTS-VEN 1 AND VEN 3 CONTRACTS

Prior to October, 1993, we issued two classes of variable annuity contracts which are no longer being issued but under which purchase payments may continue to be made: "VEN 3" contracts, which were sold during the period from November, 1986 until October, 1993 and "VEN 1" contracts, which were sold during the period from June, 1985 until June, 1987.

The principal differences between the contract offered by this Prospectus and the Ven 1 and Ven 3 contracts relate to the investment options available under the contracts, charges made and death benefit provisions.


Total Annual Portfolio Operating Expense



The following table describes the operating expenses for each of the portfolios, as a percentage of the portfolio's average net assets for the fiscal year ending December 31, 2004. More detail concerning each portfolio's fees and expenses is contained in the portfolio's prospectus and in the notes following the table.



                                                                                                  Total
                                                     Management      Rule 12b-1       Other       Annual
Portfolio                                               Fees            fees        Expenses     Expenses
---------                                               ----            ----        --------     --------
JOHN HANCOCK TRUST - Series I shares:
Science & Technology Trust                             1.04%(C)         0.05%         0.07%       1.16%
Pacific Rim Trust                                      0.80%            0.05%         0.28%       1.13%
Health Sciences Trust                                  1.05%(C)         0.05%         0.11%       1.21%
Emerging  Small Company Trust                          1.00%            0.05%         0.06%       1.11%
Small Cap Index Trust                                  0.49%            0.05%         0.03%       0.57%
Dynamic Growth Trust                                   0.95%            0.05%         0.07%       1.07%
Mid Cap Stock Trust                                    0.86%            0.05%         0.05%       0.96%
All Cap Growth Trust                                   0.89%            0.05%         0.06%       1.00%
Strategic Opportunities Trust                          0.80%            0.05%         0.07%       0.92%
Financial Services Trust                               0.88%(F)         0.05%         0.08%       1.01%
International Stock Trust                              0.95%            0.05%         0.16%       1.16%
International Small Cap Trust                          1.00%            0.05%         0.19%       1.24%
International Value Trust                              0.87%(E)         0.05%         0.15%       1.07%
Quantitative Mid Cap Trust                             0.75%            0.05%         0.09%       0.89%
Mid Cap Index Trust                                    0.49%            0.05%         0.03%       0.57%
Global Trust                                           0.85%(E)         0.05%         0.15%       1.05%
Capital Appreciation Trust                             0.85%            0.05%         0.07%       0.97%
All Cap Core Trust                                     0.80%            0.05%         0.07%       0.92%
Large Cap Growth Trust                                 0.85%            0.05%         0.06%       0.96%
Total Stock Market Index Trust                         0.49%            0.05%         0.03%       0.57%
Blue Chip Growth Trust                                 0.82%(C)         0.05%         0.04%       0.91%
U.S. Large Cap Trust                                   0.82%            0.05%         0.06%       0.93%
Strategic Value Trust                                  0.85%            0.05%         0.09%       0.99%
Utilities Trust                                        0.85%            0.05%         0.25%       1.15%
Real Estate Securities Trust                           0.70%            0.05%         0.05%       0.80%
Small Company Value Trust                              1.04%(C)         0.05%         0.01%       1.10%
Mid Cap Value Trust                                    0.87%            0.05%         0.05%       0.97%
Value Trust                                            0.74%            0.05%         0.06%       0.85%
All Cap Value Trust                                    0.84%            0.05%         0.06%       0.95%
500 Index Trust                                        0.46%            0.05%         0.05%       0.56%
Fundamental Value Trust                                0.84%(C)         0.05%         0.05%       0.94%
Growth & Income Trust                                  0.65%            0.05%         0.04%       0.74%
Equity-Income Trust                                    0.81%(C)         0.05%         0.05%       0.91%
Income & Value Trust                                   0.79%            0.05%         0.04%       0.88%
Global Allocation Trust                                0.85%            0.05%         0.20%       1.10%
High Yield Trust                                       0.68%            0.05%         0.07%       0.80%

                                                                                                  Total
                                                     Management      Rule 12b-1       Other       Annual
Portfolio                                               Fees            fees        Expenses     Expenses
---------                                               ----            ----        --------     --------
Strategic Bond Trust                                   0.70%            0.05%         0.08%       0.83%
Global Bond Trust                                      0.70%            0.05%         0.10%       0.85%
Investment Quality Bond Trust                          0.60%            0.05%         0.09%       0.74%
Total Return Trust                                     0.70%            0.05%         0.05%       0.80%
U.S. Government Securities Trust                       0.62%            0.05%         0.07%       0.74%
Money Market Trust                                     0.48%            0.05%         0.03%       0.56%
Lifestyle Aggressive 1000 Trust                        0.05%            0.05%        1.02%(B)     1.12%
Lifestyle Growth 820 Trust                             0.05%            0.05%        0.95%(B)     1.05%
Lifestyle 640 Balanced Trust                           0.05%            0.05%        0.90%(B)     1.00%
Lifestyle 460 Moderate Trust                           0.05%            0.05%        0.87%(B)     0.97%
Lifestyle 280 Conservative Trust                       0.05%            0.05%        0.79%(B)     0.89%
JOHN HANCOCK TRUST - Series II shares:
Emerging Growth Trust                                  0.80%            0.25%         0.07%       1.12%
Natural Resources Trust                                1.01%            0.25%         0.07%       1.33%
Small Cap Growth TrustA                                1.08%            0.25%         0.07%       1.40%
Small Cap TrustA                                       0.85%            0.25%         0.07%       1.17%
Small Company Trust +                                  1.05%            0.25%         0.57%(A)    1.87%(D)
International Opportunities TrustA                     1.00%            0.25%         0.20%       1.45%
International Equity Index TrustA                      0.55%            0.25%         0.06%       0.86%
Overseas Equity TrustA                                 0.90%            0.25%         0.17%       1.32%
American International TrustG                          0.54%            0.75%         0.08%       1.37%
Mid Cap Core Trust                                     0.90%            0.25%         0.16%       1.31%
American Growth TrustG                                 0.35%            0.75%         0.03%       1.13%
U.S. Global Leaders Growth Trust +                     0.71%            0.25%         0.73%(A)    1.69%(D)
Quantitative All Cap Trust                             0.71%            0.25%         0.05%       1.01%
Core Equity Trust +                                    0.85%            0.25%         0.06%(A)    1.16%
Large Cap Value Trust                                  0.85%            0.25%         0.13%       1.23%
Classic Value Trust +                                  0.87%            0.25%         0.56%(A)    1.68%(D)
Small Cap Opportunities Trust                          1.00%            0.25%         0.08%       1.33%
Small Cap Value TrustA                                 1.08%            0.25%         0.08%       1.41%
Special Value Trust                                    1.00%            0.25%         0.28%       1.53%
Mid Value Trust                                        1.01%(C)         0.25%         0.07%       1.33%
Large Cap TrustA                                       0.85%            0.25%         0.15%       1.25%
Quantitative Value Trust +                             0.70%            0.25%         0.08%(A)    1.03%
American Growth-Income TrustG                          0.29%            0.75%         0.03%       1.07%
American Blue Chip Income and Growth TrustG            0.45%            0.75%         0.05%       1.25%
U.S. High Yield Bond TrustA                            0.75%            0.25%         0.21%       1.21%
Strategic Income Trust +                               0.73%            0.25%         0.46%(A)    1.44%
Real Return Bond Trust                                 0.70%            0.25%         0.07%       1.02%
Core Bond TrustA                                       0.69%            0.25%         0.21%       1.15%
Active Bond TrustA                                     0.61%            0.25%         0.04%       0.90%
PIMCO Variable Insurance Trust - Class M Shares:
PIMCO VIT All Asset Portfolio                          0.20%            0.45%         0.88%       1.53%



+ Commencement of operations -- May 3, 2004



(A) Based on estimates for the current fiscal year

(B) "Other Expenses" reflects the expenses of the Underlying Portfolios as well as the expenses of the Lifestyle Trust. The Adviser is currently paying a portion of the expenses of each Lifestyle Trust. The expenses above do not reflect this expense reimbursement. If such expense reimbursement were reflected, it is estimated that "Other Expenses" and "Total Annual Expenses" would be:



                                                     Total
                                                     Annual
Portfolio                          Other Expenses   Expenses
---------                          --------------   --------
Lifestyle Aggressive 1000 Trust         1.01%        1.11%
Lifestyle Growth 820 Trust              0.94%        1.04%
Lifestyle Balanced Trust                0.89%        0.99%
Lifestyle Moderate Trust                0.86%        0.96%
Lifestyle Conservative Trust            0.78%        0.88%



This voluntary expense reimbursement may be terminated at any time.



(C) The Adviser has voluntarily agreed to waive a portion of its advisory fee for the Science & Technology Trust, Health Sciences Trust, the Blue Chip Growth Trust, the Equity-Income Trust, the Mid Value Trust, and the Small Company Value Trust. The waiver is based on the combined assets of these portfolios. Once these combined assets exceed specified amounts, the fee reduction is increased. The fee reductions are applied to the advisory fees of each of the six portfolios. This voluntary fee waiver may be terminated at any time by the Adviser. If such advisory fee waiver were reflected, it is estimated that the "Management Fees" and "Total Annual Expenses" for these portfolios would have been as follows:



                                     Management    Total Annual
Portfolio                               Fees         Expenses
---------                               ----         --------
Science & Technology Trust              1.01%         1.13%
Health Sciences Trust                   1.02%         1.18%
Blue Chip Growth Trust                  0.79%         0.88%
Equity-Income Trust                     0.78%         0.88%
Mid Value Trust                         0.98%         1.30%
Small Company Value Trust               1.01%         1.07%



(D) For certain portfolios, the Adviser reduces its advisory fee or reimburses the portfolio if the total of all expenses (excluding advisory fees, Rule 12b-1 fees, transfer agency fees, blue sky fees, taxes, portfolio brokerage commissions, interest, litigation and indemnification expenses and extraordinary expenses not incurred in the ordinary course of the portfolio's business) exceed certain annual rates. In the case of the Small Company Trust, U.S. Global Leaders Growth Trust, and Classic Value Trust, the Adviser reimbursed the portfolio for certain expenses for the year ended December 31, 2004. These advisory fee waivers may be terminated at any time. If such expense reimbursement were reflected, it is estimated that "Other Expenses" and "Total Annual Expenses" would be:



                                                     Total
                                                     Annual
Portfolio                          Other Expenses   Expenses
---------                          --------------   --------
Small Company Trust                     0.49%        1.79%
U.S. Global Leaders Growth Trust        0.50%        1.46%
Classic Value Trust                     0.50%        1.62%



These voluntary expense reimbursements may be terminated at any time.



(E) Effective December 9, 2003, due to a decrease in the subadvisory fees for the Global Trust and the International Value Trust, the Adviser voluntarily agreed to waive its advisory fees so that the amount retained by the Adviser after payment of the subadvisory fees for each such portfolio does not exceed 0.35% of the portfolio's average net assets. For the year ended December 31, 2004, the effective annual advisory fees ("Management Fees") and "Total Annual Expenses" were as follows:



                                    Management  Total Annual
Portfolio                              Fees       Expenses
---------                              ----       --------
Global Trust                           0.80%        1.00%
International Value Trust              0.80%        1.00%



These advisory fee waivers may be rescinded at any time.

(F) Financial Services and Fundamental Value Trusts. The Adviser has voluntarily agreed to reduce its advisory fee for the Financial Services and Fundamental Value Trusts to the amounts shown below. These advisory fee waivers may be terminated at any time.



                                                    Between
                                                      $50
                                                    Million
                                                      and    Excess over
                                      First $50      $500        $500
Portfolio                             Million*     Million*    Million*
---------                             --------     --------    --------
Financial Services Trust                0.85%        0.80%      0.75%
Fundamental Value Trust                 0.85%        0.80%      0.75%



*as a percentage of average annual net assets.



If such advisory fee waiver were reflected, it is estimated that the advisory fees ("Management Fees") and "Total Annual Expenses" for these portfolios would have been as follows:



                                     Management    Total Annual
Portfolio                               Fees         Expenses
---------                               ----         --------
Financial Services Trust                0.83%         0.96%
Fundamental Value Trust                 0.79%         0.89%



(G) Reflects the aggregate annual operating expenses of each portfolio and its corresponding master fund. In the case of the American Growth, American International, American Blue Chip Income and Growth, and American Growth-Income, during the year ended December 31, 2004, Capital Research Management Company (the adviser to the American Growth, American International, American Blue Chip Income and Growth, and American Growth-Income) voluntarily reduced investment advisory fees to rate provided by amended agreement effective April 1, 2004. These advisory fee waivers may be terminated at any time. If such advisory fee reductions were reflected, it is estimated that "Management Fees" and "Total Annual Expenses" would be:



                                     Management    Total Annual
Portfolio                               Fees         Expenses
---------                               ----         --------
American Growth Trust                   0.34%         1.12%
American International Trust            0.53%         1.36%
American Blue Chip Income and
Growth Trust                            0.44%         1.24%
American Growth-Income Trust            0.28%         1.06%


INVESTMENT OPTIONS. The Ven 3 and Ven 1 contracts do not provide for a fixed-dollar accumulation prior to the maturity date. Thus the descriptions in this Prospectus of the Fixed Account Investment Options, Loans and the transfer and Dollar Cost Averaging provisions, to the extent that they relate to the fixed account investment options, are not applicable to the Ven 1 and Ven 3 contracts. Ven 1 differs further in that only three of the sub-accounts of the Variable Account are available for the investment of contract values, namely, the Strategic Opportunities Trust, the Investment Quality Bond Trust and the Money Market Trust.

WITHDRAWAL CHARGES. The withdrawal charges under the Ven 1 and Ven 3 contracts differ from the withdrawal charges described in this Prospectus.

Ven 3 Withdrawal Charge: The withdrawal charge assessed under the Ven 3 contract is as follows:

If a withdrawal is made from the contract before the maturity date, a 5% withdrawal charge (contingent deferred sales charge) may be assessed. The amount of the withdrawal charge and when it is assessed are discussed below:

1. Withdrawals are allocated to purchase payments on a first-in-first-out basis. Each time a contract owner requests a withdrawal, whether or not a withdrawal charge is assessed, we will liquidate purchase payments equal to the amount requested in the order such purchase payments were made: the oldest unliquidated purchase payment first, the next purchase payment second, etc. until all purchase payments have been liquidated. Once all purchase payments have been liquidated, additional withdrawals will be allocated to the remaining contract value.

2. A withdrawal charge will be assessed against purchase payments liquidated in excess of the free withdrawal amount. The free withdrawal amount in any contract year is the greater of: (i) 10% of the contract value at the beginning of the contract year, or (ii) 10% of the total purchase payments made in the current contract year and the preceding 4 contract years plus the amount of all unliquidated purchase payments made 5 or more contract years prior to the current contract year. Therefore, no withdrawal charge will apply to any purchase payment that has been in the contract for at least 5 years. After all purchase payments have been liquidated, any remaining contract value (accumulated earnings) may be withdrawn free of charge.

3. The withdrawal charge is deducted from the contract value remaining after the contract owner is paid the amount requested, except in the case of a complete withdrawal when it is deducted from the amount otherwise payable. The withdrawal charge is deducted from the contract value by canceling accumulation units of a value equal to the charge and is deducted from each investment account ("subdivision") in proportion to the amount withdrawn from each investment account. In the case of a partial withdrawal the amount requested from an investment account may not exceed the value of that investment account less any applicable withdrawal charge.

4. Under no circumstances will the total of all withdrawal charges exceed 5% of total purchase payments.

There is no withdrawal charge on distributions made as a result of the death of the annuitant or contract owner. There is also no withdrawal charge on amounts applied to an annuity option at the maturity date, as provided in the contract.

Ven 1 Withdrawal Charge: The withdrawal charge ("SURRENDER CHARGE") assessed under the Ven 1 contract is as follows:

If a contract is surrendered, in whole or in part, before the maturity date, a withdrawal charge may be assessed. The amount of the withdrawal charge and when it is assessed are discussed below:

The withdrawal charge is 5% of the lesser of (1) the amount surrendered or (2) the total of all purchase payments made within the sixty months immediately preceding the date of surrender. The charge is deducted from the contract value remaining after the contract owner is paid the amount requested, except in the case of a complete surrender when it is deducted from the amount otherwise payable. After the first contract year, no withdrawal charge will be made on that part of the first surrender in any contract year which does not exceed 10% of the contract value computed as of the date of such surrender. The right to surrender up to 10% of the contract value free of any withdrawal charge does not apply to qualified contracts issued as tax-sheltered annuities under Section 403(b) of the Internal Revenue Code. There is no withdrawal charge on distributions made as a result of the death of the annuitant or contract owner. Under no circumstances will the total of all withdrawal charges exceed 9% of total purchase payments.

The withdrawal charge will be deducted from the contract value by canceling accumulation units of a value equal to the charge. It will be made from each investment account in proportion to the amount withdrawn from such investment account.

OTHER CONTRACT CHARGES. The Ven 1 contract provides for the deduction from each sub-account each valuation period of a charge at an effective annual rate of 1.30% of the contract reserves allocated to such sub-account, consisting of 0.8% for the mortality risk assumed and 0.5% for the expense risk assumed. There is no administration charge, however, under the Ven 1 contract other than the $30 annual administration fee. The Ven 1 and Ven 3 contracts make no provision for the waiver of the $30 annual administration fee when prior to the maturity date the contract value equals or exceeds $100,000 at the time of the fee's assessment.

DEATH BENEFIT PROVISIONS. The provisions governing the death benefit prior to the maturity date under the Ven 3 contract are as follows:

Death of Owner. We will pay a minimum death benefit to the beneficiary if the contract owner is the annuitant and dies before the maturity date. If the contract owner is not the annuitant and the contract owner dies before the annuitant and before the maturity date (or the contract owner is the annuitant and there is a surviving co-annuitant), instead of a minimum death benefit, we will distribute the contract owner's entire interest in the contract (the contract value determined on the date due proof of death and all required claim forms are received at our Annuity Service Office) to the contract owner's estate or to a successor owner. Distributions to a beneficiary, successor owner, or estate, as appropriate, will be made no later than 5 years after the contract owner's death, unless (1) the contract owner's spouse is the beneficiary or successor owner (in which case the spouse will be treated as the owner and distribution will be made no later than the date on which distribution would be required in accordance with this paragraph after the death of the spouse), or
(2) the distribution is made to the beneficiary or successor owner who is an individual, begins not later than a year after the contract owner's death, and is made over a period not greater than the life expectancy of that beneficiary or successor owner.

Death of Annuitant. A minimum death benefit will be paid to the beneficiary if the contract owner is not the annuitant and the annuitant dies before the contract owner and before the maturity date. If there is a co-annuitant, the minimum death benefit will be paid on the death of the last surviving co-annuitant.

Entity as Owner. If the contract is not owned by an individual, for example, if it is owned by a corporation or a trust, the special rules stated in this paragraph apply. A change in the annuitant shall be treated as the death of the owner for purposes of these special distribution rules and we will distribute the contract owner's entire interest in the contract. Distributions to the contract owner or to the beneficiary, as appropriate, will be made not later than 5 years after the annuitant's death, unless (1) the annuitant's spouse is the beneficiary (in which case the spouse will be treated as the contract owner and distribution will be made no later than the date on which distribution would be required in accordance with this paragraph after the death of the spouse), or
(2) the distribution is made to a beneficiary who is an individual, begins not later than a year after the annuitant's death, and is made over a period not greater than the life expectancy of that beneficiary.

General Provisions. If there is more than one individual contract owner, death benefits must be paid as provided in the contract upon the death of any such contract owner.

If there is both an individual and a non-individual contract owner, death benefits must be paid as provided in the contract upon the death of the annuitant or any individual contract owner, whichever occurs earlier.

Due proof of death and all required claim forms are required upon the death of the contract owner or annuitant.

During the first five contract years, the minimum death benefit payable to a beneficiary upon death of the annuitant is the greater of (a) the contract value on the date due proof of death and all required claim forms are received at our Annuity Service Office, or (b) the sum of all purchase payments made, less any amount deducted in connection with partial withdrawals. During any subsequent five contract year period, the minimum death benefit will be the greater of (a) the contract value on the date due proof of death and all required claim forms are received at our Annuity Service Office, or (b) the minimum death benefit determined in accordance with these provisions as of the last day of the previous five contract year period plus any purchase payments made and less any amount deducted in connection with partial withdrawals since then. The death benefit will be paid within seven days of receipt of due proof of death and all required claim forms at our Annuity Service Office, subject to postponement under the same circumstances that payment of withdrawals may be postponed.

Ven 1 Death Benefit Provisions. The death benefit provisions of the Ven 1 contract are as described above for the Ven 3 contract except that (i) the Ven 1 contract does not provide for the designation of successor owners or co-annuitants or changes of annuitants and (ii) the Ven 1 contract does not make special adjustments to the minimum death benefit for subsequent five contract year periods.

OTHER CONTRACT PROVISIONS.

TRANSFERS. Under Ven 3 and Ven 1 contracts, owners may transfer all or part of their contract value to a fixed annuity contract issued by us at any time. In such case, we will waive any withdrawal charge that would otherwise be applicable under the terms of the contract. Similarly, we will permit holders of such fixed contracts to transfer certain contract values to the Variable Account. In such case, the contract values transferred will be attributable to certain purchase payments made under the fixed contract. For purposes of calculating the withdrawal charge under the contract, the contract date will be deemed to be the date of the earliest purchase payment transferred from the fixed contract and the date of other purchase payments transferred will be deemed to be the dates actually made under the fixed contract. A transfer of all or a part of the contract value from one contract to another may be treated as a distribution of all or a part of the contract value for Federal tax purposes.

Under the Ven 1 contract, a contract owner may transfer prior to the maturity date amounts among investment accounts of the contract without charge, but such transfers cannot be made on more than two occasions in any contract year. After annuity benefit payments have been made for at least 12 months under a Ven 1 contract, all or a portion of the assets held in a sub-account with respect to the contract may be transferred by the annuitant to one or more other sub-accounts. Such transfers can be made only once each 12 months upon notice to us at least 30 days before the due date of the first annuity payment to which the change will apply.

ANNUITY OPTION PROVISIONS. Under Ven 3 and Ven 1 contracts, there is no prescribed maturity date that will govern in the absence of contract owner selection. The owner must select a maturity date in the application. If no annuity option is selected by the owner of a Ven 3 or Ven 1 contract, the automatic option will be on a variable, not fixed, basis.

Ven 3 and Ven 1 contracts require a minimum contract value in order to effect an annuity -- $2,000 for a Ven 3 contract and $5,000 for a Ven 1 contract, except for certain qualified Ven 1 contracts where the minimum is $3,500. Ven 3 and Ven 1 contracts prescribe no minimum amount for the first annuity payment but reserve the right to change the frequency of annuity benefit payments if the first annuity payment would be less than $50.

PURCHASE PAYMENTS. The provisions governing purchase payments under Ven 1 contracts are as follows: For qualified contracts, the minimum purchase payment is $25. For non-qualified contracts, the minimum initial purchase payment is $5,000 and the minimum subsequent purchase payment is $300. We may refuse to accept any purchase payment in excess of $10,000 per contract year.

ANNUITY RATES. The annuity rates guaranteed in the Ven 1 contract differ from those guaranteed in the contract described in the Prospectus for annuitants of certain ages.

ANNUITY TABLES ASSUMED INTEREST RATE. A 4% assumed interest rate is built into the annuity tables in the Ven 1 and Ven 3 contracts used to determine the first variable annuity payment to be made under those contracts.

BENEFICIARY. Under the Ven 3 and Ven 1 contracts certain provisions relating to beneficiary are as follows:

The beneficiary is the person, persons, or entity designated in the application or as subsequently named. The beneficiary may be changed during the lifetime of the annuitant subject to the rights of any irrevocable beneficiary. Any change must be made in writing, approved by us and if approved, will be effective as of the date on which written. We assumes no liability for any payments made or actions taken before the change is approved. Prior to the maturity date, if no beneficiary survives the annuitant, the contract owner or the contract owner's estate will be the beneficiary. The interest of any beneficiary is subject to that of any assignee. In the case of certain qualified contracts, regulations promulgated by the Treasury Department prescribe certain limitations on the designation of a beneficiary.

OPTIONAL BENEFITS. GRIP, GRIP II, GRIP III, GEM, Principal Plus and T-PRO are not available for Ven 3 or Ven 1 contracts.

ACCUMULATION UNIT VALUES.  See Appendix U.

             APPENDIX F: EXCHANGE OFFER - VEN 7 AND VEN 8 CONTRACTS

The Contracts described in this Prospectus ("NEW CONTRACTS") may be issued in exchange for certain annuity contracts previously issued by us ("OLD CONTRACTS"), which are substantially similar to the New Contracts, if the New Contract is available for sale in the state or jurisdiction of the owner of the Old Contract.

For purposes of this exchange offer an "Old Contract" is defined as a contract issued prior to August 15, 1994 in all states except California, Idaho, Illinois, Montana, New Jersey, Oregon and South Carolina; prior to September 6, 1994 in Illinois and Montana; prior to October 3, 1994 in Idaho, New Jersey and Oregon; prior to January 3, 1995 in California; and prior to September 24, 1996 in South Carolina. The Old Contracts are described in Appendix F to this Prospectus and include both Ven 7 and Ven 8 contracts.

We will permit an owner of an outstanding Old Contract to exchange his or her Contract for a New Contract without the imposition of a withdrawal charge at the time of exchange, except a possible market value charge, as described below. For purposes of computing the applicable withdrawal charge upon any withdrawals made subsequent to the exchange, the New Contract will be deemed to have been issued on the date the Old Contract was issued, and any purchase payment credited to the Old Contract will be deemed to have been credited to the New Contract on the date it was credited under the Old Contract. The death benefit under the New Contract on the date of its issue will be the greater of the minimum death benefit under the Old Contract or the contract value on the date of exchange and will "step up" annually thereafter as described in paragraph "6." below.

Old Contract owners interested in a possible exchange should carefully review this Prospectus including Appendix D before deciding to make an exchange.

AN EXCHANGE MAY NOT BE IN THE BEST INTERESTS OF AN OWNER OF AN OLD CONTRACT. Further, under Old Contracts with a fixed account investment option, a market value charge may apply to any amounts transferred from a three or six year investment account in connection with an exchange. (Reference should be made to the discussion of the market value charge under the caption "Fixed Account Investment Options" in the prospectus.) We believe that an exchange of Contracts will not be a taxable event for Federal tax purposes; however, any owner considering an exchange should consult a tax adviser. We reserve the right to terminate this exchange offer or to vary its terms at any time.

The principal differences between the Old and New Contracts are as follows:

Annual Administration Fee. The New Contract will waive the $30 annual administration fee prior to the maturity date if the contract value is equal to or greater than $100,000 at the time the fee is assessed.

Withdrawal Charge. The withdrawal charges under the New Contract will be higher in certain cases. The withdrawal charges are the same under both Old and New Contracts for the first three years, but thereafter the charges under the New Contract are as noted below.

                         NEW CONTRACT                                                       OLD CONTRACT
---------------------------------------------------------           ------------------------------------------------------
 NUMBER OF COMPLETE YEARS                                           NUMBER OF COMPLETE YEARS
   PURCHASE PAYMENTS IN                WITHDRAWAL CHARGE              PURCHASE PAYMENTS IN               WITHDRAWAL CHARGE
         CONTRACT                         PERCENTAGE                        CONTRACT                        PERCENTAGE
         --------                         ----------                        --------                        ----------
             0                                6%                                0                               6%
             1                                6%                                1                               6%
             2                                5%                                2                               5%
             3                                5%                                3                               4%
             4                                4%                                4                               3%
             5                                3%                                5                               2%
             6                                2%                                6+                              0%
             7+                               0%

Minimum Interest Rate to be Credited for Any Guarantee Period. The minimum interest rate to be credited for any guarantee period under the fixed portion of the New Contract will be 3% as opposed to 4% under the Old Contract. The market value charge under the New Contract will be limited so as to only affect accumulated earnings in excess of 3%, whereas under the Old Contract the market value charge is limited so as to not invade principal.

Annuity Purchase Rates. The annuity purchase rates guaranteed in the New Contract have been determined using 3% as opposed to 4% under the Old Contract.

Group Deferred Annuity Contracts. (New Jersey, South Carolina and Washington contract owners only) Old Contracts are individual deferred annuity contracts whereas the New Contracts are group deferred annuity contracts. Ownership of an individual contract is evidenced by the issuance of an individual annuity contract whereas participation in a group contract is separately accounted for by the issuance of a certificate evidencing the owner's interest under the contract. Under the group contract, contracts have been issued to the Venture Trust, as group holder for groups comprised of persons who have brokerage accounts with brokers having selling agreements with JHS.


Differences Relating to the Death Benefit. The differences between the Death Benefit of Old Contracts and New Contracts are as follows:

Death Benefit for Old Contracts. The minimum death benefit during the first six contract years will be equal to the greater of: (a) the owner's contract value on the date due proof of death and all required claim forms are received at our Annuity Service Office, or (b) the sum of all purchase payments made by or on behalf of the owner, less any amount deducted in connection with partial withdrawals made by the owner. During any subsequent six contract year period, the minimum death benefit will be the greater of (a) the owner's contract value on the date due proof of death and all required claim forms are received at our Annuity Service Office, or (b) the minimum death benefit on the last day of the previous six contract year period plus any purchase payments made by or on behalf of the owner and less any amount deducted in connection with partial withdrawals made by the owner since then. If the annuitant dies after the first of the month following his or her 85th birthday, the minimum death benefit will be the owner's contract value on the date due proof of death and all required claim forms are received at the Company's Annuity Service Office.

Death Benefit for New Contracts If any owner dies, the death benefit will be the greater of:

      -     the contract value; or

      -     the Minimum Death Benefit.

If there is any debt, the death benefit equals the amount described above less the debt under the contract.

1. If the oldest owner had an attained age of less than 81 years on the contract date, the Minimum Death Benefit will be determined as follows:

      - During the first contract year, the Minimum Death Benefit will be the sum of all purchase payments made, less any amount deducted in connection with partial withdrawals.

      - During any subsequent contract year, the Minimum Death Benefit will be the greater of (i) or (ii), where:

            (i) is the sum of all purchase payments made, less any amount deducted in connection with partial withdrawals; and

            (ii) is the greatest Anniversary Value prior to the oldest owner's attained age 81. The Anniversary Value is equal to the contract value on a contract anniversary, increased by all purchase payments made, less any amount deducted in connection with partial withdrawals, since that contract anniversary.

2. If the oldest owner had an attained age of 81 or greater on the contract date, the Minimum Death Benefit will be the sum of all purchase payments made, less any amount deducted in connection with partial withdrawals.

For purposes of calculating the Minimum Death Benefit under 1 or 2 above, the amount deducted in connection with partial withdrawals will be equal to (i) times (ii), where:

      (i)   is equal to the Minimum Death Benefit prior to the withdrawal, and

      (ii) is equal to the partial withdrawal amount divided by the contract value prior to the partial withdrawal.

In no event will the Minimum Death Benefit payable under 1 or 2 above exceed $10,000,000.

Differences Regarding When Death Benefit Will Be Paid. The death benefit of the New Contract will be payable upon the death of the owner (or first owner to die if there is more than one owner). The death benefit of the Old Contract is payable on the death of the annuitant (or last annuitant to die if there is more than one annuitant); if the owner predeceases the annuitant, the Old Contract contract value is paid, which may be a lesser amount than the death benefit payable on the death of the annuitant.

The above comparison does not take into account differences between the Old Contracts, as amended by qualified plan endorsements, and the New Contracts, as amended by similar qualified plan endorsements. Owners using their Old Contracts in connection with a qualified plan should consult a tax advisor. See also the Federal Tax Matters section of the prospectus.

INVESTMENT OPTIONS. Any Old Contract exchanged for a New Contract will invest in Series I shares of the Trust portfolios, except in the case of Trust portfolios which commenced operations on or after May 1, 2003 where New Contracts will invest in Series II shares.

The New Contract does not currently provide fixed investment options. The Old Contract provides for three fixed investment options: one, three and six year. (Please see, however, the restrictions on investing in the fixed investment options under "Fixed Account Investment Options") in Appendix D.

             APPENDIX G: EXCHANGE OFFER - VEN 1 AND VEN 3 CONTRACTS

The Contracts described in this Prospectus ("NEW CONTRACTS") may be issued in exchange for Ven 1 and Ven 3 annuity contracts previously issued by us. Ven 1 and Ven 3 (collectively, "OLD CONTRACTS") contracts are described in Appendix E

We will permit an owner of an outstanding Ven 1 and Ven 3 to exchange his or her Old Contract for a New Contract without the imposition of a withdrawal charge at the time of exchange. For purposes of computing the applicable withdrawal charge upon any withdrawals made subsequent to the exchange, the New Contract will be deemed to have been issued on the date the Old Contract was issued, and any purchase payment credited to the Old Contract will be deemed to have been credited to the New Contract on the date it was credited under the Old Contract. The death benefit under the New Contract on the date of its issue will be the greater of the minimum death benefit under the Old Contract or the contract value on the date of exchange and will "step up" annually thereafter as described in paragraph "3." below.

Old Contract owners interested in a possible exchange should carefully review this Prospectus including Appendix E before deciding to make an exchange.

AN EXCHANGE MAY NOT BE IN THE BEST INTERESTS OF AN OWNER OF AN OLD CONTRACT. We believe that an exchange of Contracts will not be a taxable event for Federal tax purposes; however, any owner considering an exchange should consult a tax adviser. We reserve the right to terminate this exchange offer or to vary its terms at any time.

The principal differences between the Old and New Contracts are as follows:

SEPARATE ACCOUNT ANNUAL EXPENSES; CONTRACT OWNER TRANSACTION EXPENSES. The New Contract and the Old Contracts have different separate account and annual expenses as well as different contract owner transaction expenses as noted in the chart below:

New Contract and Ven 3 Separate Account Annual Expenses
(as a percentage of average account value)

Separate Account Annual Expenses
Mortality and expense risk fees.............   1.25%
Administration fee - asset based............   0.15%
                                               ----
Total Separate Account Annual Expenses......   1.40%

New Contract and Ven 3 Transaction Expenses

Annual Administration Fee...................   $ 30*
Dollar Cost Averaging Charge................   none

Ven 1 Separate Account Annual Expenses
(as a percentage of average account value)

Separate Account Annual Expenses
Mortality and expense risk fees..........      1.30%
                                               ----

Total Separate Account Annual Expenses...      1.30%

Ven 1 Transaction Expenses

Annual Administration Fee................      $ 30
Dollar Cost Averaging Charge.............      none

*For New Contracts, the $30 annual administration fee will not be assessed prior to the maturity date if at the time of its assessment the sum of all investment account values is greater than or equal to $100,000.

WITHDRAWAL CHARGES. The withdrawal charges under the New Contract will be higher in certain cases as noted below.

                NEW CONTRACT                                VEN 3 AND VEN 1 CONTRACTS
---------------------------------------------     -------------------------------------------
 Number of Complete                                Number of Complete
   Years Purchase          Withdrawal Charge         Years Purchase         Withdrawal Charge
Payments In Contract           Percentage         Payments in Contract          Percentage
--------------------           ----------         --------------------          ----------
          0                        6%                       0                       5%
          1                        6%                       1                       5%
          2                        5%                       2                       5%
          3                        5%                       3                       5%
          4                        4%                       4                       5%
          5                        3%                       5                       5%
          6                        2%                       6+                      0%
          7+                       0%

DEATH BENEFIT.

Differences Between Death Benefit of Old Contracts and New Contracts

Death Benefit for Ven 3 Contracts. The minimum death benefit during the first five contract years will be equal to the greater of:

      - the contract value on the date due proof of death and all required claim forms are received at our Annuity Service Office, or

      - the sum of all purchase payments made by or on behalf of the owner, less any amount deducted in connection with partial withdrawals made by the owner.

During any subsequent five contract year period, the minimum death benefit will be the greater of:

      - the contract value on the date due proof of death and all required claim forms are received at our Annuity Service Office, or

      - the minimum death benefit on the last day of the previous five contract year period plus any purchase payments made by or on behalf of the owner less any amount deducted in connection with partial withdrawals made by the owner since then.

Death Benefit for Ven 1 Contracts.  The minimum death benefit is the greater of:

      - the contract value on the date due proof of death and all required claim forms are received at our Annuity Service Office, or

      - the sum of all purchase payments made, less any amount deducted in connection with partial withdrawals.

Death Benefit for New Contracts. If any owner dies, the death benefit will be the greater of:

      -     the contract value; or

      -     the Minimum Death Benefit.

If there is any debt, the death benefit equals the amount described above less the debt under the contract.

1. If the oldest owner had an attained age of less than 81 years on the contract date, the Minimum Death Benefit will be determined as follows:

      - During the first contract year, the Minimum Death Benefit will be the sum of all purchase payments made, less any amount deducted in connection with partial withdrawals.

      - During any subsequent contract year, the Minimum Death Benefit will be the greater of (i) or (ii), where:

            (i) is the sum of all purchase payments made, less any amount deducted in connection with partial withdrawals; and

            (ii) is the greatest Anniversary Value prior to the oldest owner's attained age 81. The Anniversary Value is equal to the contract value on a contract anniversary, increased by all purchase payments made, less any amount deducted in connection with partial withdrawals, since that contract anniversary.

2. If the oldest owner had an attained age of 81 or greater on the contract date, the Minimum Death Benefit will be the sum of all purchase payments made, less any amount deducted in connection with partial withdrawals.

For purposes of calculating the Minimum Death Benefit under 1 or 2 above, the amount deducted in connection with partial withdrawals will be equal to (i) times (ii), where:

      (i)   is equal to the Minimum Death Benefit prior to the withdrawal, and

      (ii) is equal to the partial withdrawal amount divided by the contract value prior to the partial withdrawal.

In no event will the Minimum Death Benefit payable under 1 or 2 above exceed $10,000,000.

Differences Regarding When Death Benefit Will Be Paid. In general, the death benefit of the New Contract will be payable on the death of the owner (or first owner to die if there is more than one owner). The death benefit of the Ven 3 and Ven 1 contracts is generally payable on the death of the annuitant (or last annuitant to die if there is more than one annuitant); if the owner predeceases the annuitant, the Ven 3 or Ven 1 contract value (as applicable) is paid, which may be a lesser amount than the death benefit payable on the death of the annuitant.

Investment Options. Any Old Contract exchanged for a New Contract will invest in Series I shares of the Trust portfolios, except in the case of Trust portfolios which commenced operations on or after May 1, 2003 where New Contracts will invest in Series II shares.


The New Contract provides for seventy- seven variable account investment options Ven 3 offers the same seventy-seven variable account investment options, but Ven 1 contract offers only three variable investment options.


Annuity Purchase Rates. The annuity purchase rates guaranteed in the New Contract have been determined using 3% as opposed to 4% under the Ven 1 and Ven 3 contracts.

Federal Tax Considerations. Certain Ven 3 and Ven 1 contracts may not be subject to some changes in the Federal tax law that have occurred since the contracts were issued, i.e., the contracts were "grandfathered." If such a grandfathered contract is exchanged, the New Contract is likely to be subject to the changes in the law. For example, annuity contracts issued on or prior to April 22, 1987 are generally not subject to Federal tax rules treating transfers of annuity contracts for inadequate consideration as taxable events. See "Taxation of Partial and Full Withdrawals" in the Federal Tax Matters section of this prospectus. A New Contract received in exchange for a Ven 3 or Ven 1 contract would, however, typically be subject to these rules.

            APPENDIX H: EXCHANGE OFFER - LIFESTYLE ANNUITY CONTRACTS

Exchange Offer in all States Except New York and the Territory of Guam

In all states except New York and the territory of Guam, the contracts described in this Prospectus ("NEW CONTRACTS") may be issued in exchange for contracts previously issued by us. These annuity contracts were offered through the Lifestyle Multi-Account Flexible Payment Variable Annuity ("LIFESTYLE CONTRACT").

We will permit an owner of an outstanding Lifestyle Contract to exchange the Lifestyle Contract for a New Contract without the imposition of a withdrawal charge at the time of exchange except a possible market value adjustment as described below. For purposes of computing the applicable withdrawal charge upon any withdrawals made subsequent to the exchange, the New Contract will be deemed to have been issued on the date the Lifestyle Contract was issued, and any purchase payment credited to the Lifestyle Contract will be deemed to have been credited to the New Contract on the date it was credited under the Lifestyle Contract. The death benefit under the New Contract on the date of its issue will be the contract value under the Lifestyle Contract on the date of exchange, and will "step up" annually thereafter as described in paragraph "5." below.

No Optional Benefits described in the New Contract are available for New Contracts issued in exchange for Lifestyle Contracts.

Lifestyle Contract owners interested in a possible exchange should carefully review both the Lifestyle Contract prospectus and the remainder of this Prospectus before deciding to make an exchange.

AN EXCHANGE MAY NOT BE IN THE BEST INTERESTS OF AN OWNER OF A LIFESTYLE CONTRACT. Further, under Lifestyle Contracts, a market value adjustment may apply to any amounts transferred from a fixed investment account in connection with an exchange. (Reference should be made to the discussion of the market value adjustment under "Market Value Adjustment" in the Lifestyle Contract prospectus.) We believe that an exchange as described above will not be a taxable event for Federal tax purposes; however, any owner considering an exchange should consult a tax adviser. We reserve the right to terminate this exchange offer or to vary its terms at any time.

The principal differences between the Lifestyle Contracts and the New Contracts are as follows:

1. SEPARATE ACCOUNT AND FIXED ACCOUNT EXPENSES; CONTRACT OWNER TRANSACTION EXPENSES. The New Contract and the Lifestyle Contract have different separate account and fixed account annual expenses as well as different contract owner transaction expenses as noted in the charts below:

        NEW CONTRACT SEPARATE ACCOUNT ANNUAL EXPENSES (as a percentage of average account value)
----------------------------------------------------------------------------------------------------
Mortality and expense risks fees                                                               1.25%
Administration fee - asset based                                                               0.15%
Total Separate Account Annual Expenses                                                         1.40%


                                 NEW CONTRACT OWNER TRANSACTION EXPENSES
----------------------------------------------------------------------------------------------------
Annual Administration Fee                                                                     $ 30A
Dollar Cost Averaging Charge                                                                   None


(A) The $30 annual administration fee will not be assessed prior to the maturity date if at the time of its assessment the sum of all investment account values is greater than or equal to $100,000.


                                    LIFESTYLE CONTRACT SEPARATE ACCOUNT ANNUAL EXPENSES
------------------------------------------------------------------------------------------------------------------------
MORTALITY AND EXPENSE RISKS CHARGE Charged daily as a percentage of average Variable Account Values             0.80%(A)
MORTALITY AND EXPENSE RISKS CHARGE Charged monthly as a percentage of the policy month-start Variable and
 Fixed Account Assets*                                                                                          0.45%(A)
                                                                                                                1.25%
OTHER SEPARATE ACCOUNT EXPENSES  Charge for administration charged daily as a percentage of average Variable
 Account Values                                                                                                 0.20%
Total Separate Account Annual Expenses                                                                          1.45%


(A) A mortality and expense risks charge of 0.80% per annum is deducted daily from separate account assets, and a mortality and expense risks charge of 0.45% per annum is deducted monthly from variable policy values and fixed account values.

                              LIFESTYLE CONTRACT OWNER TRANSACTION EXPENSES
-------------------------------------------------------------------------------------------------------
Record Keeping Charge                                                                           $ 30(A)
Dollar Cost Averaging Charge (if selected and applicable)                                       $  5(B)


(A) A record-keeping charge of 2% of the policy value up to a maximum of $30 is deducted during the accumulation period on the last day of a policy year. The charge is also deducted upon full surrender of a policy on a date other than the last day of a policy year.

(B) Transfers pursuant to the optional Dollar Cost Averaging program are free if policy value exceeds $15,000 at the time of the transfer, but otherwise incur a $5 charge.

2. VARIABLE INVESTMENT OPTIONS. Any Lifestyle Contract exchanged for a New Contract will invest in Series I shares of the Trust portfolios, except in the case of Trust portfolios which commenced operations on or after May 1, 2003 where New Contracts will invest in Series II shares.


The Lifestyle Contract has eight variable investment options whereas the New Contract has seventy seven variable investment options.



3. FIXED ACCOUNT INVESTMENT OPTIONS. The Lifestyle Contract offers a Guaranteed Interest Account and prior to May 1, 2000 offered Fixed Accounts with guarantee periods ranging from 1 to 10 years whereas the New Contract does not currently offer fixed account investment options The Lifestyle Contract Guaranteed Interest Account credits a rate of interest that is subject to change daily. The New Contract does not offer a similar investment option. See "The Guaranteed Interest Account" in the Lifestyle Contract prospectus. The market value adjustment for the Lifestyle Contract Fixed Accounts is different from the market value charge for the New Contract fixed account investment options. The Lifestyle Contract adjustment and the New Contract charge both reduce the withdrawal amount when current interest rates are higher than the credited rate on the fixed investment although the magnitude of the adjustments may differ due to differences in adjustment formulas. The Lifestyle Contract adjustment also provides upside potential, increasing the withdrawal value when current interest rates are lower than the fixed account credited rate. The New Contract charge does not provide this upside potential. See "Market Value Adjustment" in the Lifestyle Contract prospectus and "Fixed Account Investment Options" in the New Contract prospectus.


4. WITHDRAWAL CHARGES. The withdrawal charges under the New Contract are different from the Lifestyle Contract. The withdrawal charges under the Lifestyle Contract and the New Contract are as follows:

               LIFESTYLE CONTRACT                                   NEW CONTRACT
-----------------------------------------------     ------------------------------------------
Number of Complete Years                             Number of Complete
  Purchase Payments In       Withdrawal Charge         Years Purchase         Withdrawal Charge
        Contract                 Percentage         Payments in Contract          Percentage
        --------                 ----------         --------------------          ----------
            0                        8%                       0                       6%
            1                        8%                       1                       6%
            2                        8%                       2                       5%
            3                        6%                       3                       5%
            4                        4%                       4                       4%
            5                        2%                       5                       3%
            6+                       0%                       6                       2%
                                                              7+                      0%

5. MINIMUM DEATH BENEFIT. Differences between the Minimum Death Benefit of the Lifestyle Contract and the New Contract are as follows:

Minimum Death Benefit for Lifestyle Contract. Upon the occurrence of the death of the original policyowner, we will compare the policy value to the Survivor Benefit Amount (described below) and, if the policy value is lower, we will deposit sufficient funds into the Money Market Variable Account to make the policy value equal the Survivor Benefit Amount. Any funds which we deposit into the Money Market Variable Account will not be deemed a purchase payment for purposes of calculating withdrawal charges.

The Survivor Benefit Amount is calculated as follows: (1) when the policy is issued, the Survivor Benefit Amount is set equal to the initial purchase payment; (2) each time a purchase payment is made, the Survivor Benefit Amount is increased by the amount of the purchase payment; (3) each time a withdrawal is made, the Survivor Benefit Amount is reduced by the same percentage as the Gross Withdrawal Amount (withdrawal amounts prior to deduction of charges and any adjustment for applicable market value adjustments) bears to the policy value; (4) in jurisdictions where it is allowed, on every sixth policy anniversary we will set the Survivor Benefit Amount to the greater of its current value or the policy value on that policy anniversary, provided the original contract owner is still alive and is not older than age 85.

Minimum Death Benefit for New Contracts. If any owner dies, the death benefit will be the greater of:

      -     the contract value; or

      -     the Minimum Death Benefit.

If there is any debt, the death benefit equals the amount described above less the debt under the contract.

1. If the oldest owner had an attained age of less than 81 years on the contract date, the Minimum Death Benefit will be determined as follows:

      - During the first contract year, the Minimum Death Benefit will be the sum of all purchase payments made, less any amount deducted in connection with partial withdrawals.

      - During any subsequent contract year, the Minimum Death Benefit will be the greater of (i) or (ii), where:

            (i) is the sum of all purchase payments made, less any amount deducted in connection with partial withdrawals; and

            (ii) is the greatest Anniversary Value prior to the oldest owner's attained age 81. The Anniversary Value is equal to the contract value on a contract anniversary, increased by all purchase payments made, less any amount deducted in connection with partial withdrawals, since that contract anniversary.

2. If the oldest owner had an attained age of 81 or greater on the contract date, the Minimum Death Benefit will be the sum of all purchase payments made, less any amount deducted in connection with partial withdrawals.

For purposes of calculating the Minimum Death Benefit under 1 or 2 above, the amount deducted in connection with partial withdrawals will be equal to (i) times (ii), where:

                  (i) is equal to the Minimum Death Benefit prior to the withdrawal, and

                  (ii) is equal to the partial withdrawal amount divided by the contract value prior to the partial withdrawal.

In no event will the Minimum Death Benefit payable under 1 or 2 above exceed $10,000,000.

6. ANNUITY BENEFIT PAYMENTS. Annuity benefit payments under the Lifestyle Contract will be made on a fixed basis only whereas annuity benefit payments under the New Contract may be made on a fixed or variable basis or a combination of fixed and variable bases.

7. ANNUITY VALUE GUARANTEE. The Lifestyle Contract guarantees that, in those jurisdictions where permitted, under certain conditions the policy value available at the annuity commencement date will be the greater of the policy value or an amount reflecting the purchase payment and withdrawals made by the contract owner (the "Annuity Value Guarantee"). The New Contract does not have an Annuity Value Guarantee.

8. ANNUITY PURCHASE RATES. The annuity purchase rates guaranteed in the New Contract are based on the 1983 Table A projected at Scale G, assume births in year 1942 and reflect an assumed interest rate of 3% per year. The annuity purchase rates guaranteed in the Lifestyle Contract are based on the 1983 Individual Annuity Mortality Tables and an assumed interest rate of 3% per year.




Contract owners who do not wish to exchange their Lifestyle Contracts for the New Contracts may continue to make purchase payments to their Lifestyle Contracts. Or, they can keep their Lifestyle Contracts and buy a New Contract to which to apply additional purchase payments.

The above comparison does not take into account differences between the Lifestyle Contracts, as amended by qualified plan endorsements, and the New Contracts, as amended by similar qualified plan endorsements. Owners using their Lifestyle Contract in connection with a qualified plan should consult a tax advisor. See also the Federal Tax Matters section of this prospectus and the Lifestyle Contract prospectuses.

  APPENDIX I: EXCHANGE OFFER - MULTI-ACCOUNT FLEXIBLE PAYMENT VARIABLE ANNUITY
    (Exchange Offer in all States Except New York and the Territory of Guam)

In all states except New York and the territory of Guam, the contracts described in this Prospectus ("NEW CONTRACTS") may be issued in exchange for contracts previously issued by us. These annuity contracts were offered through the Multi-Account Flexible Payment Variable Annuity ("MULTI-ACCOUNT CONTRACT").

The Company will permit an owner of an outstanding Multi-Account Contract to exchange the Multi-Account Contract for a New Contract without the imposition of a withdrawal charge at the time of exchange. For purposes of computing the applicable withdrawal charge upon any withdrawals made subsequent to the exchange, the New Contract will be deemed to have been issued on the date the Multi-Account Contract was issued, and any purchase payment credited to the Multi-Account Contract will be deemed to have been credited to the New Contract on the date it was credited under the Multi-Account Contract. The death benefit under the New Contract on the date of its issue will be the contract value under the Multi-Account Contract on the date of exchange, and will "step up" annually thereafter as described in paragraph "4." below.

No Optional Benefits described in the New Contract are available for New Contracts issued in exchange for Multi-Account Contracts.

Multi-Account Contract owners interested in a possible exchange should carefully review both the Multi-Account Contract prospectus and the remainder of this Prospectus before deciding to make an exchange.

AN EXCHANGE MAY NOT BE IN THE BEST INTERESTS OF AN OWNER OF A MULTI-ACCOUNT CONTRACT. We believe that an exchange as described above will not be a taxable event for Federal tax purposes; however, any owner considering an exchange should consult a tax adviser. We reserve the right to terminate this exchange offer or to vary its terms at any time.

The principal differences between the Multi-Account Contract and the New Contract are as follows:

1. SEPARATE ACCOUNT ANNUAL EXPENSES; CONTRACT OWNER TRANSACTION EXPENSES. The New Contract and the Multi-Account Contract have different separate account and annual expenses as well as different contract owner transaction expenses as noted in the chart below:

                 NEW CONTRACT SEPARATE ACCOUNT ANNUAL EXPENSES
                   (as a percentage of average account value)

Mortality and expense risks fees                1.25%
Administration fee - asset based                0.15%
Total Separate Account Annual Expenses          1.40%

                    NEW CONTRACT OWNER TRANSACTION EXPENSES


Annual Administration Fee                       $30(A)
Dollar Cost Averaging Charge                    None


(A) The $30 annual administration fee will not be assessed prior to the maturity date if at the time of its assessment the sum of all investment account values is greater than or equal to $100,000.

             MULTI-ACCOUNT CONTRACT SEPARATE ACCOUNT ANNUAL EXPENSES
                   (as a percentage of average account value)

Mortality and expense risks fees            1.00%
Total Separate Account Annual Expenses      1.00%

                MULTI-ACCOUNT CONTRACT OWNER TRANSACTION EXPENSES


Annual Contract Fee                                          $30(A)
Dollar Cost Averaging Charge (if selected and applicable)    $ 5(B)


(A) An administration fee equal to 2% of the total policy value up to a maximum of $30 is deducted during the accumulation period on the last day of a policy year if the total policy value on that date is less than $25,000. The fee is also deducted on a pro rata basis upon full surrender of a policy on a date other than the last day of a policy year.

(B) Transfers pursuant to the optional Dollar Cost Averaging program are free if policy value exceeds $15,000 at the time of the transfer, but otherwise incur a $5 charge.

2. WITHDRAWAL CHARGES. The withdrawal charges under the New Contract will be lower in certain cases. The withdrawal charges under the Multi-Account Contract and the New Contract are as follows:

                  NEW CONTRACT                                 MULTI-ACCOUNT CONTRACT
----------------------------------------------      -------------------------------------------
NUMBER OF COMPLETE YEARS                             NUMBER OF COMPLETE
  PURCHASE PAYMENTS IN       WITHDRAWAL CHARGE         YEARS PURCHASE         WITHDRAWAL CHARGE
        CONTRACT                 PERCENTAGE         PAYMENTS IN CONTRACT          PERCENTAGE
------------------------     -----------------      --------------------      -----------------
            0                        6%                       0                       8%
            1                        6%                       1                       7%
            2                        5%                       2                       6%
            3                        5%                       3                       5%
            4                        4%                       4                       4%
            5                        3%                       5                       3%
            6                        2%                       6                       2%
            7+                       0%                       7                       1%
                                                              8+                      0

3. VARIABLE INVESTMENT OPTIONS AND FIXED ACCOUNT INVESTMENT OPTIONS. Any Multi Account Contract exchanged for a New Contract will invest in Series I shares of the Trust portfolios, except in the case of Trust portfolios which commenced operations on or after May 1, 2003 where New Contracts will invest in Series II shares.


The Multi-Account Contract has eight variable investment options whereas the New Contract has seventy- seven variable investment options. The Multi-Account Contract has a Guaranteed Interest Account whereas the New Contract currently offers no fixed account investment options. The Multi-Account Contract Guaranteed Interest Account has a credited rate of interest that is subject to change each contract anniversary. The New Contract fixed account investment options have an interest rate guaranteed for the duration of the guaranteed period. See Appendix A in the Multi-Account Contract prospectus and "Fixed Account Investment Options" in the New Contract prospectus.


4. MINIMUM DEATH BENEFIT. Differences between Death Benefit of Multi-Account Contract and New Contract are as follows:


Minimum Death Benefit for Multi-Account Annuity. Multi-Account Contract does not have a minimum death benefit. Until a lump-sum distribution is made or an annuity option is elected, the variable policy value will continue to reflect the investment performance of the selected variable account unless a transfer or withdrawal is made by the beneficiary.


Minimum Death Benefit for New Contracts. If any owner dies, the death benefit will be the greater of:

      -     the contract value; or

      -     the Minimum Death Benefit.

If there is any debt, the death benefit equals the amount described above less the debt under the contract.

1. If the oldest owner had an attained age of less than 81 years on the contract date, the Minimum Death Benefit will be determined as follows:

      - During the first contract year, the Minimum Death Benefit will be the sum of all purchase payments made, less any amount deducted in connection with partial withdrawals.

      - During any subsequent contract year, the Minimum Death Benefit will be the greater of (i) or (ii), where:

            (i) is the sum of all purchase payments made, less any amount deducted in connection with partial withdrawals; and

            (ii) is the greatest Anniversary Value prior to the oldest owner's attained age 81. The Anniversary Value is equal to the contract value on a contract anniversary, increased by all purchase payments made, less any amount deducted in connection with partial withdrawals, since that contract anniversary.

2. If the oldest owner had an attained age of 81 or greater on the contract date, the Minimum Death Benefit will be the sum of all purchase payments made, less any amount deducted in connection with partial withdrawals.

For purposes of calculating the Minimum Death Benefit under 1 or 2 above, the amount deducted in connection with partial withdrawals will be equal to (i) times (ii), where:

            (i) is equal to the Minimum Death Benefit prior to the withdrawal, and

            (ii) is equal to the partial withdrawal amount divided by the contract value prior to the partial withdrawal.

In no event will the Minimum Death Benefit payable under 1 or 2 above exceed $10,000,000.

5. ANNUITY PURCHASE RATES. The annuity purchase rates guaranteed in the New Contract are based on the 1983 Table A projected at Scale G, assume births in year 1942 and reflect an assumed interest rate of 3% per year. The annuity purchase rates guaranteed in the Manulife Annuity Contract are based on the 1983 Individual Annuity Mortality Tables and an assumed interest rate of 4% per year.

6. ANNUITY BENEFIT PAYMENTS. Annuity benefit payments under the Multi-Account Contract will be made on a fixed basis only whereas annuity benefit payments under the New Contract may be made on a fixed or variable basis or a combination of fixed and variable bases.

7. MINIMUM GUARANTEED INTEREST RATE ON GUARANTEED INTEREST ACCOUNT. The minimum guaranteed interest rate for the Multi-Account Contract Guaranteed Interest Account is 4% whereas the minimum guaranteed interest rate for the New Contract fixed account investment options is 3%.




Contract owners who do not wish to exchange their Multi-Account Contract Contracts for the New Contracts may continue to make purchase payments to their Multi-Account Contracts. Or, they can keep their Multi-Account Contracts and buy a New Contract to which to apply additional purchase payments.

The above comparison does not take into account differences between the Multi-Account Contracts, as amended by qualified plan endorsements, and the New Contracts, as amended by similar qualified plan endorsements. Owners using their Multi-Account Contract in connection with a qualified plan should consult a tax advisor. See also the Federal Tax Matters section of this prospectus and the Multi-Account Contract prospectuses.

                        APPENDIX J: QUALIFIED PLAN TYPES

Set forth below are brief descriptions of the types of qualified plans in connection with which we may issue contracts. Certain potential tax consequences associated with use of the contract in connection with qualified plans are also described. This discussion is based on the Code, IRS regulations, and interpretations existing on the date of this Prospectus. These authorities, however, are subject to change by Congress, the Treasury Department and judicial decisions. Persons intending to use the contract with qualified plans should consult their tax advisor.

INDIVIDUAL RETIREMENT ANNUITIES. Section 408 of the Code permits eligible individuals to contribute to an individual retirement program known as an "Individual Retirement Annuity" or "IRA." IRAs are subject to limits on the amounts that may be contributed and deducted, the persons who may be eligible and on the time when distributions may commence. Also, distributions from certain other types of qualified retirement plans may be "rolled over" on a tax-deferred basis into an IRA. The contract may not, however, be used in connection with an "Education IRA" under Section 530 of the Code.


The contract may be issued with certain death benefit or optional benefits such as Principal Plus. The presence of these benefits may increase the amount of any required minimum distributions for IRAs and other contracts subject to the required minimum distribution rules.



SIMPLIFIED EMPLOYEE PENSIONS (SEP-IRAS). Section 408(k) of the Code allows employers to establish simplified employee pension plans for their employees, using the employees' IRAs for such purposes, if certain criteria are met. Under these plans the employer may, within specified limits, make deductible contributions on behalf of the employees to IRAs. As discussed above (see "Individual Retirement Annuities"), if the contract is issued with certain death benefits or an optional benefit such as Principal Plus, the presence of these benefits may increase the amount of any required minimum distributions for IRAs (which would include SEP-IRAs) and other contracts subject to the minimum distribution rules.



SIMPLE IRAS. Section 408(p) of the Code permits certain small employers to establish "SIMPLE retirement accounts," including SIMPLE IRAs, for their employees. Under SIMPLE IRAs, certain deductible contributions are made by both employees and employers. SIMPLE IRAs are subject to various requirements, including limits on the amounts that may be contributed, the persons who may be eligible, and the time when distributions may commence. As discussed above (see Individual Retirement Annuities), if the contract is issued with certain death benefits or an optional benefits such as Principal Plus, the presence of these benefits may increase the amount of any required minimum distributions for IRAs (which would include SIMPLE IRAs) and other contracts subject to the minimum distribution rules. Employers intending to use the contract in connection with such plans should seek competent advice.


ROTH IRAS. Section 408A of the Code permits eligible individuals to contribute to a type of IRA known as a "Roth IRA." Roth IRAs are generally subject to the same rules as non-Roth IRAs, but differ in certain respects.

Among the differences are that contributions to a Roth IRA are not deductible and "qualified distributions" from a Roth IRA are excluded from income. A qualified distribution is a distribution that satisfies two requirements. First, the distribution must be made in a taxable year that is at least five years after the first taxable year for which a contribution to any Roth IRA established for the owner was made. Second, the distribution must be:

      -     made after the owner attains age 59-1/2;

      -     made after the owner's death;

      -     attributable to the owner being disabled; or

      -     a qualified first-time homebuyer distribution within the meaning of
            Section 72(t)(2)(F) of the Code.


In addition, distributions from Roth IRAs need not commence when the owner attains age 70-1/2 . A Roth IRA may accept a "qualified rollover contribution" from a non-Roth IRA, but a Roth IRA may not accept rollover contributions from other qualified plans. As described above (see "Individual Retirement Annuities"), if the contract is issued with certain death benefits or an optional benefit such as Principal Plus, the presence of these benefits may increase the amount of any required minimum distributions for IRAs (which include Roth IRAs) and other contracts subject to the minimum distribution rules. Also, the state tax treatment of a Roth IRA may differ from the Federal income tax treatment of a Roth IRA. If you intend to use the contract in connection with a Roth IRA, you should seek competent tax advice.


CORPORATE AND SELF-EMPLOYED ("H.R. 10" AND "KEOGH") PENSION AND PROFIT-SHARING PLANS. Sections 401(a) and 403(a) of the Code permit corporate employers to establish various types of tax-favored retirement plans for employees. The Self-Employed Individuals' Tax Retirement Act of 1962, as amended, commonly referred to as "H.R. 10" or "Keogh," permits self-employed individuals also to establish such tax-favored retirement plans for themselves and their employees. Such retirement plans may permit the purchase of the contracts in order to provide benefits under the plans. The contract provides death benefit options that in certain circumstances may exceed the greater of the purchase payments and the contract value. It is possible that the IRS could characterize the death benefit as an "incidental death benefit." There are limitations on the amount of incidental benefits that may be provided under pension and profit sharing plans. In addition, the provision of such benefits may result in current taxable income to participants. If the contract is issued with certain death benefits or an optional benefit such as Principal Plus, the presence of these benefits may increase the amount of any required minimum distributions that must be made under the contract. Employers intending to use the contract in connection with such plans should seek competent advice



TAX-SHELTERED ANNUITIES. Section 403(b) of the Code permits public school employees and employees of certain types of charitable, educational and scientific organizations specified in Section 501(c)(3) of the Code to have their employers purchase annuity contracts for them and, subject to certain limitations, to exclude the amount of purchase payments from gross income for tax purposes. These annuity contracts are commonly referred to as "tax-sheltered annuities." Purchasers of the contracts for such purposes should seek competent advice as to eligibility, limitations on permissible amounts of purchase payments and other tax consequences associated with the contracts. In particular, purchasers should consider that the contract provides death benefit options that in certain circumstances may exceed the greater of the purchase payments and the contract value. It is possible that the IRS could characterize the death benefit as an "incidental death benefit." If so, the contract owner could be deemed to receive currently taxable income. In addition, there are limitations on the amount of incidental benefits that may be provided under a tax-sheltered annuity. If the contract is issued with certain death benefit or an optional benefit such as Principal Plus, the presence of these benefits may increase the amount of any required minimum distributions that must be made under the contract.


Tax-sheltered annuity contracts must contain restrictions on withdrawals of:

      - contributions made pursuant to a salary reduction agreement in years beginning after December 31, 1988,

      -     earnings on those contributions, and

      - earnings after 1988 on amounts attributable to salary reduction contributions (and earnings on those contributions) held as of the last day of the year beginning before January 1, 1989.

These amounts can be paid only if the employee has reached age 59-1/2, separated from service, died, or become disabled (within the meaning of the tax law), or in the case of hardship (within the meaning of the tax law). Amounts permitted to be distributed in the event of hardship are limited to actual contributions; earnings thereon cannot be distributed on account of hardship. Amounts subject to the withdrawal restrictions applicable to Section 403(b)(7) custodial accounts may be subject to more stringent restrictions. (These limitations on withdrawals do not apply to the extent we are directed to transfer some or all of the contract value to the issuer of another tax-sheltered annuity or into a
Section 403(b)(7) custodial account.)

DEFERRED COMPENSATION PLANS OF STATE AND LOCAL GOVERNMENTS AND TAX-EXEMPT ORGANIZATIONS. Section 457 of the Code permits employees of state and local governments and tax-exempt organizations to defer a portion of their compensation without paying current taxes. The employees must be participants in an eligible deferred compensation plan. Generally, a contract purchased by a state or local government or a tax-exempt organization will not be treated as an annuity contract for Federal income tax purposes.

           APPENDIX K: PRODUCT FEATURES AVAILABLE FOR OLDER CONTRACTS

SERIES I SHARES. For contracts issued prior to May 13, 2002, the assets of each sub-account of the Variable Account are invested in the case of the Trust in Series I shares, except in the case of Trust portfolios which commenced operations on or after May 1, 2003 where such contracts invest in Series II shares.


TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES



The following table describes the operating expenses for each of the portfolios, as a percentage of the portfolio's average net assets for the fiscal year ending December 31, 2004. More detail concerning each portfolio's fees and expenses is contained in the portfolio's prospectus and in the notes following the table.



                                                                                                 TOTAL
                                                    MANAGEMENT       RULE 12B-1      OTHER       ANNUAL
PORTFOLIO                                              FEES             FEES        EXPENSES    EXPENSES
---------                                           ---------        ----------     --------    --------
JOHN HANCOCK TRUST - SERIES I SHARES:
SCIENCE & TECHNOLOGY TRUST                             1.04%(C)         0.05%         0.07%       1.16%
PACIFIC RIM TRUST                                      0.80%            0.05%         0.28%       1.13%
HEALTH SCIENCES TRUST                                  1.05%(C)         0.05%         0.11%       1.21%
EMERGING  SMALL COMPANY TRUST                          1.00%            0.05%         0.06%       1.11%
SMALL CAP INDEX TRUST                                  0.49%            0.05%         0.03%       0.57%
DYNAMIC GROWTH TRUST                                   0.95%            0.05%         0.07%       1.07%
MID CAP STOCK TRUST                                    0.86%            0.05%         0.05%       0.96%
ALL CAP GROWTH TRUST                                   0.89%            0.05%         0.06%       1.00%
STRATEGIC OPPORTUNITIES TRUST                          0.80%            0.05%         0.07%       0.92%
FINANCIAL SERVICES TRUST                               0.88%(F)         0.05%         0.08%       1.01%
INTERNATIONAL STOCK TRUST                              0.95%            0.05%         0.16%       1.16%
INTERNATIONAL SMALL CAP TRUST                          1.00%            0.05%         0.19%       1.24%
INTERNATIONAL VALUE TRUST                              0.87%(E)         0.05%         0.15%       1.07%
QUANTITATIVE MID CAP TRUST                             0.75%            0.05%         0.09%       0.89%
MID CAP INDEX TRUST                                    0.49%            0.05%         0.03%       0.57%
GLOBAL TRUST                                           0.85%(E)         0.05%         0.15%       1.05%
CAPITAL APPRECIATION TRUST                             0.85%            0.05%         0.07%       0.97%
ALL CAP CORE TRUST                                     0.80%            0.05%         0.07%       0.92%
LARGE CAP GROWTH TRUST                                 0.85%            0.05%         0.06%       0.96%
TOTAL STOCK MARKET INDEX TRUST                         0.49%            0.05%         0.03%       0.57%
BLUE CHIP GROWTH TRUST                                 0.82%(C)         0.05%         0.04%       0.91%
U.S. LARGE CAP TRUST                                   0.82%            0.05%         0.06%       0.93%
STRATEGIC VALUE TRUST                                  0.85%            0.05%         0.09%       0.99%
UTILITIES TRUST                                        0.85%            0.05%         0.25%       1.15%
REAL ESTATE SECURITIES TRUST                           0.70%            0.05%         0.05%       0.80%
SMALL COMPANY VALUE TRUST                              1.04%(C)         0.05%         0.01%       1.10%
MID CAP VALUE TRUST                                    0.87%            0.05%         0.05%       0.97%
VALUE TRUST                                            0.74%            0.05%         0.06%       0.85%
ALL CAP VALUE TRUST                                    0.84%            0.05%         0.06%       0.95%
500 INDEX TRUST                                        0.46%            0.05%         0.05%       0.56%
FUNDAMENTAL VALUE TRUST                                0.84%(F)         0.05%         0.05%       0.94%
GROWTH & INCOME TRUST                                  0.65%            0.05%         0.04%       0.74%
EQUITY-INCOME TRUST                                    0.81%(C)         0.05%         0.05%       0.91%
INCOME & VALUE TRUST                                   0.79%            0.05%         0.04%       0.88%
GLOBAL ALLOCATION TRUST                                0.85%            0.05%         0.20%       1.10%
HIGH YIELD TRUST                                       0.68%            0.05%         0.07%       0.80%
STRATEGIC BOND TRUST                                   0.70%            0.05%         0.08%       0.83%
GLOBAL BOND TRUST                                      0.70%            0.05%         0.10%       0.85%

                                                                                                 TOTAL
                                                    MANAGEMENT       RULE 12B-1      OTHER       ANNUAL
PORTFOLIO                                              FEES             FEES        EXPENSES    EXPENSES
---------                                           ---------        ----------     --------    --------
INVESTMENT QUALITY BOND TRUST                          0.60%            0.05%         0.09%       0.74%
TOTAL RETURN TRUST                                     0.70%            0.05%         0.05%       0.80%
U.S. GOVERNMENT SECURITIES TRUST                       0.62%            0.05%         0.07%       0.74%
MONEY MARKET TRUST                                     0.48%            0.05%         0.03%       0.56%
LIFESTYLE AGGRESSIVE 1000 TRUST                        0.05%            0.05%         1.02%(B)    1.12%
LIFESTYLE GROWTH 820 TRUST                             0.05%            0.05%         0.95%(B)    1.05%
LIFESTYLE 640 BALANCED TRUST                           0.05%            0.05%         0.90%(B)    1.00%
LIFESTYLE 460 MODERATE TRUST                           0.05%            0.05%         0.87%(B)    0.97%
LIFESTYLE 280 CONSERVATIVE TRUST                       0.05%            0.05%         0.79%(B)    0.89%
JOHN HANCOCK TRUST - SERIES II SHARES:
EMERGING GROWTH TRUST                                  0.80%            0.25%         0.07%       1.12%
NATURAL RESOURCES TRUST                                1.01%            0.25%         0.07%       1.33%
SMALL CAP GROWTH TRUST(A)                              1.08%            0.25%         0.07%       1.40%
SMALL CAP TRUST(A)                                     0.85%            0.25%         0.07%       1.17%
SMALL COMPANY TRUST +                                  1.05%            0.25%         0.57%(A)    1.87%(D)
INTERNATIONAL OPPORTUNITIES TRUST(A)                   1.00%            0.25%         0.20%       1.45%
INTERNATIONAL EQUITY INDEX TRUST(A)                    0.55%            0.25%         0.06%       0.86%
OVERSEAS EQUITY TRUST(A)                               0.90%            0.25%         0.17%       1.32%
AMERICAN INTERNATIONAL TRUST(G)                        0.54%            0.75%         0.08%       1.37%
MID CAP CORE TRUST                                     0.90%            0.25%         0.16%       1.31%
AMERICAN GROWTH TRUST(G)                               0.35%            0.75%         0.03%       1.13%
U.S. GLOBAL LEADERS GROWTH TRUST +                     0.71%            0.25%         0.73%(A)    1.69%(D)
QUANTITATIVE ALL CAP TRUST                             0.71%            0.25%         0.05%       1.01%
CORE EQUITY TRUST +                                    0.85%            0.25%         0.06%(A)    1.16%
LARGE CAP VALUE TRUST                                  0.85%            0.25%         0.13%       1.23%
CLASSIC VALUE TRUST +                                  0.87%            0.25%         0.56%(A)   1.68%(D)
SMALL CAP OPPORTUNITIES TRUST                          1.00%            0.25%         0.08%       1.33%
SMALL CAP VALUE TRUST(A)                               1.08%            0.25%         0.08%       1.41%
SPECIAL VALUE TRUST                                    1.00%            0.25%         0.28%       1.53%
MID VALUE TRUST                                        1.01%(C)         0.25%         0.07%       1.33%
LARGE CAP TRUST(A)                                     0.85%            0.25%         0.15%       1.25%
QUANTITATIVE VALUE TRUST +                             0.70%            0.25%         0.08%(A)    1.03%
AMERICAN GROWTH-INCOME TRUST(G)                        0.29%            0.75%         0.03%       1.07%
AMERICAN BLUE CHIP INCOME AND GROWTH TRUST(G)          0.45%            0.75%         0.05%       1.25%
U.S. HIGH YIELD BOND TRUST(A)                          0.75%            0.25%         0.21%       1.21%
STRATEGIC INCOME TRUST +                               0.73%            0.25%         0.46%(A)    1.44%
REAL RETURN BOND TRUST                                 0.70%            0.25%         0.07%       1.02%
CORE BOND TRUST(A)                                     0.69%            0.25%         0.21%       1.15%
ACTIVE BOND TRUST(A)                                   0.61%            0.25%         0.04%       0.90%
PIMCO VARIABLE INSURANCE TRUST - CLASS M SHARES:
PIMCO VIT ALL ASSET PORTFOLIO                          0.20%            0.45%         0.88%       1.53%


+ Commencement of operations -- May 3, 2004


(A) Based on estimates for the current fiscal year

(B) "Other Expenses" reflects the expenses of the Underlying Portfolios as well as the expenses of the Lifestyle Trust. The Adviser is currently paying a portion of the expenses of each Lifestyle Trust. The expenses above do not reflect this expense reimbursement. If such expense reimbursement were reflected, it is estimated that "Other Expenses" and "Total Annual Expenses" would be:

                                                      TOTAL ANNUAL
PORTFOLIO                           OTHER EXPENSES      EXPENSES
---------                           --------------    ------------
Lifestyle Aggressive 1000 Trust          1.01%            1.11%
Lifestyle Growth 820 Trust               0.94%            1.04%
Lifestyle Balanced Trust                 0.89%            0.99%
Lifestyle Moderate Trust                 0.86%            0.96%
Lifestyle Conservative Trust             0.78%            0.88%


This voluntary expense reimbursement may be terminated at any time.


(C) The Adviser has voluntarily agreed to waive a portion of its advisory fee for the Science & Technology Trust, Health Sciences Trust, the Blue Chip Growth Trust the Equity-Income Trust, the Mid Value Trust, and the Small Company Value Trust. The waiver is based on the combined assets of these portfolios. Once these combined assets exceed specified amounts, the fee reduction is increased. The fee reductions are applied to the advisory fees of each of the six portfolios. This voluntary fee waiver may be terminated at any time by the Adviser. If such advisory fee waiver were reflected, it is estimated that the "Management Fees" and "Total Annual Expenses" for these portfolios would have been as follows:



                                      MANAGEMENT    TOTAL ANNUAL
PORTFOLIO                               FEES         EXPENSES
---------                            ------------   ------------
Science & Technology Trust               1.01%          1.13%
Health Sciences Trust                    1.02%          1.18%
Blue Chip Growth Trust                   0.79%          0.88%
Equity-Income Trust                      0.78%          0.88%
MID VALUE TRUST                          0.98%          1.30%
SMALL COMPANY VALUE TRUST                1.01%          1.07%



(D) For certain portfolios, the Adviser reduces its advisory fee or reimburses the portfolio if the total of all expenses (excluding advisory fees, Rule 12b-1 fees, transfer agency fees, blue sky fees, taxes, portfolio brokerage commissions, interest, litigation and indemnification expenses and extraordinary expenses not incurred in the ordinary course of the portfolio's business) exceed certain annual rates. In the case of the Small Company Trust, U.S. Global Leaders Growth Trust, and Classic Value Trust, the Adviser reimbursed the portfolio for certain expenses for the year ended December 31, 2004. These advisory fee waivers may be terminated at any time. If such expense reimbursement were reflected, it is estimated that "Other Expenses" and "Total Annual Expenses" would be:



                                                     TOTAL ANNUAL
PORTFOLIO                          OTHER EXPENSES      EXPENSES
---------                          --------------    -----------
Small Company Trust                      0.49%           1.79%
U.S. Global Leaders Growth Trust         0.50%           1.46%
Classic Value Trust                      0.50%           1.62%


These voluntary expense reimbursements may be terminated at any time.

(E) Effective December 9, 2003, due to a decrease in the subadvisory fees for the Global Trust and the International Value Trust, the Adviser voluntarily agreed to waive its advisory fees so that the amount retained by the Adviser after payment of the subadvisory fees for each such portfolio does not exceed 0.35% of the portfolio's average net assets. For the year ended December 31, 2004, the effective annual advisory fees ("Management Fees") and "Total Annual Expenses" were as follows:


                                     MANAGEMENT  TOTAL ANNUAL
PORTFOLIO                               FEES       EXPENSES
---------                            ----------  ------------
Global Trust                            0.80%         1.00%
International Value Trust               0.80%         1.00%

These advisory fee waivers may be rescinded at any time.


(F) Financial Services and Fundamental Value Trusts. The Adviser has voluntarily agreed to reduce its advisory fee for the Financial Services and Fundamental Value Trusts to the amounts shown below. These advisory fee waivers may be terminated at any time.


                                                 BETWEEN $50
                                                 MILLION AND   EXCESS OVER
                                     FIRST $50      $500          $500
PORTFOLIO                            MILLION*      MILLION*     MILLION*
---------                            --------   ------------   -----------
Financial Services Trust               0.85%        0.80%         0.75%
Fundamental Value Trust                0.85%        0.80%         0.75%


*as a percentage of average annual net assets.

If such advisory fee waiver were reflected, it is estimated that the advisory fees ("Management Fees") and "Total Annual Expenses" for these portfolios would have been as follows:


                                      MANAGEMENT   TOTAL ANNUAL
PORTFOLIO                                FEES        EXPENSES
---------                             ----------   ------------
Financial Services Trust                 0.83%         0.96%
Fundamental Value Trust                  0.79%         0.89%



(G) Reflects the aggregate annual operating expenses of each portfolio and its corresponding master fund. In the case of the American Growth, American International, American Blue Chip Income and Growth, and American
Growth-Income, during the year ended December 31, 2004, Capital Research Management Company (the adviser to the American Growth, American International, American Blue Chip Income and Growth, and American Growth-Income) voluntarily reduced investment advisory fees to rate provided by amended agreement effective April 1, 2004. These advisory fee waivers may be terminated at any time. If such advisory fee reductions were reflected, it is estimated that "Management Fees" and "Total Annual Expenses" would be:



                                      MANAGEMENT  TOTAL ANNUAL
PORTFOLIO                                FEES       EXPENSES
---------                             ----------  ------------
American Growth Trust                    0.34%        1.12%
American International Trust             0.53%        1.36%
American Blue Chip Income and
Growth Trust                             0.44%        1.24%
American Growth-Income Trust             0.28%        1.06%



Secure Principal Program.(SM) Contracts issued prior to December 30, 2002 had the option to participate in our Secure Principal Program(SM). Under the Secure Principal Program(SM) the initial purchase payment is split between the 7 YEAR fixed investment account and variable investment options. The percentage of the initial purchase payment allocated to the 7 year fixed account will assure that the fixed account allocation will have grown to an amount at least equal to the total initial purchase payment at the end of the guaranteed period. The balance of the initial purchase payment is allocated among the investment options as indicated on the contract specifications page. You may obtain full information concerning the program and its restrictions from your securities dealer or our annuity service office.


DEATH BENEFITS.

Amount of Death Benefit. The death benefit varies by state and date of issue as follows.

The Minimum Death Benefit may exceed $10 million:

      - for contracts issued in Hawaii, Massachusetts, Minnesota, and Vermont,

      - for contracts issued prior to July 25, 2003 in Illinois and Pennsylvania, and

      -     for contract issued prior to June 2, 2003 in all other states.

A. The following death benefit generally applies to contracts issued :

ON OR AFTER:          IN THE STATES OF:
------------          -----------------
May 1, 1998           Alaska, Alabama, Arizona, Arkansas, California,
                      Colorado, Delaware, Georgia, Hawaii, Idaho, Illinois,
                      Indiana, Iowa, Kansas, Kentucky, Louisiana, Maine,
                      Michigan, Mississippi, Missouri, Nebraska, Nevada, New
                      Jersey, New Mexico, North Carolina, North Dakota, Ohio,
                      Oklahoma, Pennsylvania, Rhode Island, South Carolina,
                      South Dakota, Tennessee, Utah, Vermont, Virginia, West
                      Virginia, Wisconsin, Wyoming

June 1, 1998          Connecticut

July 1, 1998          Minnesota, Montana, District of Columbia

October 1, 1998       Texas

February 1, 1999      Massachusetts

March 15, 1999        Florida, Maryland, Oregon

November 1, 1999      Washington

If any owner dies and the oldest owner had an attained age of less than 81 years on the contract date, the death benefit will be determined as follows:

During the first contract year, the death benefit will be the greater of:

      -     the contract value or

      - the sum of all purchase payments made, less any amounts deducted in connection with partial withdrawals.

During any subsequent contract year, the death benefit will be the greater of:

      -     the contract value or

      - the death benefit on the last day of the previous contract year, plus any purchase payments made and less any amounts deducted in connection with partial withdrawals since then.

If any owner dies on or after his or her 81st birthday, the death benefit will be the greater of:

      -     the contract value or

      - the death benefit on the last day of the contract year ending just prior to the owner's 81st birthday, plus any purchase payments made, less amounts deducted in connection with partial withdrawals.

If any owner dies and the oldest owner had an attained age of 81 years or greater on the contract date, the death benefit will be the greater of:

      -     the contract value or

      - the sum of all purchase payments made, less any amounts deducted in connection with partial withdrawals.

For contracts issued on or after January 1, 2003, the amount deducted in connection with partial withdrawals will be on a pro rata basis and will be equal to (i) times (ii) where:

      (i)   is equal to the Death Benefit prior to the withdrawal and

      (ii) is equal to the partial withdrawal amount divided by the contract value prior to the partial withdrawal.

For contracts issued prior to January 1, 2003, the amount deducted in connection with partial withdrawals will be the dollar amount of the partial withdrawal.

B. The following death benefit generally applies to contracts issued in Puerto Rico, and to contracts issued:

PRIOR TO:            IN THE STATES OF:
---------            -----------------
May 1, 1998          Alaska, Alabama, Arizona, Arkansas, California, Colorado,
                     Delaware, Georgia, Hawaii, Idaho, Illinois, Indiana, Iowa,
                     Kansas, Kentucky, Louisiana, Maine, Michigan, Mississippi,
                     Missouri, Nebraska, Nevada, New Jersey, New Mexico, North
                     Carolina, North Dakota, Ohio, Oklahoma, Pennsylvania, Rhode
                     Island, South Carolina, South Dakota, Tennessee, Utah,
                     Vermont, Virginia, West Virginia, Wisconsin, Wyoming

June 1, 1998         Connecticut

July 1, 1998         Minnesota, Montana, District of Columbia

October 1, 1998      Texas

February 1, 1999     Massachusetts

March 15, 1999       Florida, Maryland, Oregon

November 1, 1999     Washington

If any owner dies on or prior to his or her 85th birthday and the oldest owner had an attained age of less than 81 years on the contract date, the death benefit will be determined as follows:

During the first contract year, the death benefit will be the greater of:

      -     the contract value or

      - the sum of all purchase payments made, less any amounts deducted in connection with partial withdrawals.

During any subsequent contract year, the death benefit will be the greater of:

      -     the contract value or

      - the death benefit on the last day of the previous contract year, plus any purchase payments made and less any amounts deducted in connection with partial withdrawals since then.

If any owner dies after his or her 85th birthday and the oldest owner had an attained age of less than 81 years on the contract date, the death benefit will be the greater of:

      -     the contract value or

      - the sum of all purchase payments made, less any amounts deducted in connection with partial withdrawals.

The amount deducted in connection with partial withdrawals will be the dollar amount of the partial withdrawal.

If any owner dies and the oldest owner had an attained age greater than 80 on the contract date, the death benefit will be the contract value less any applicable withdrawal charges at the time of payment of benefits. For contracts issued on or after October 1, 1997, we will waive any withdrawal charges applied against the death benefit. If any contract owner dies and the oldest owner had an attained age of less than 81 on the date as of which the contract is issued, withdrawal charges are not applied on payment of the death benefit (whether taken through a partial or total withdrawal or applied under an annuity option). If any contract owner dies and the oldest owner had an attained age greater than 80 on the date as of which the contract was issued, any applicable withdrawal charges will be assessed only upon payment of the death benefit (so that if the death benefit is paid in a subsequent year, a lower withdrawal charge will be applicable).

The determination of the death benefit will be made on the date we receive written notice and "proof of death" as well as all required claims forms, at our Annuity Service Office. No one is entitled to the death benefit until this time. Death benefits will be paid within 7 days of that determination. Proof of death occurs when we receive one of the following at our Annuity Service Office within one year of the date of death:

      -     a certified copy of a death certificate;

      - a certified copy of a decree of a court of competent jurisdiction as to the finding of death; or

      -     any other proof satisfactory to us.

If there are any unpaid loans, the death benefit equals the death benefit, as described above, minus the amount of unpaid loans (including unpaid interest).


Fixed Account Investment Options. Prior to October 7, 2002, in Florida,
Maryland and Oregon Only the one year fixed investment account and the DCA fixed investment account were offered; the three, five and seven year investment accounts were not available.


WITHDRAWAL CHARGES. For contracts issued prior to April 1, 2003, upon a full surrender of the contract, the excess of the contract value over the free withdrawal amount will be liquidated.

WAIVER OF APPLICABLE WITHDRAWAL CHARGE - CONFINEMENT TO ELIGIBLE NURSING HOME. For contracts issued prior to May 1, 2002, no Nursing Home withdrawal charge waiver is available.

OPTIONAL BENEFITS

GUARANTEED EARNINGS MULTIPLIER. GEM is not available on contracts issued prior to July 2, 2001.





PRINCIPAL PLUS. Principal Plus was not available for contracts issued prior to December 8, 2003. For applications received on or after December 8, 2003 and prior to April 29, 2005 the Model Allocations listed below were among the available Investment Options. These Model Allocations are no longer available for new contracts issued with Principal Plus. If you do not have allocations in one of these Model Allocations as of April 29, 2005 then these Model Allocations are no longer available to you. In this case, the Model Allocations currently available with Principal Plus are the only Model Allocations available to you (see Principal Plus - Investment Options).



If you have allocations in one of the Model Allocations listed below as of April 30, 2005, then that Model Allocation remains available to you subject to the following requirements:



      - If you choose to remain in the Model Allocation in which you are currently invested, you must continue to rebalance your entire contract value to that Model Allocation on a quarterly basis and you may continue to allocate new Payments to such Model Allocation.



      - If you are currently participating in our DCA program and are dollar cost averaging from the DCA fixed account investment option into the Model Allocation, such DCA program may continue and new Payments may be allocated to such Model Allocation.



      - You may transfer monies out of the Model Allocation in which you are currently invested to the investment options described in Principal Plus - Investment Options, provided 100% of such monies are transferred. If such a transfer is made, the investment options described in Principal Plus - Investment Options become the available investment options and the formerly available Model Allocation will no longer be available to you for transfers or Payments.

Model Allocations Available for contracts issued with Principal Plus prior to April 30, 2005

                                       Percentage
                                    Allocation of Each
                                   Portfolio within the
      Model Allocation Name          Model Allocation             Portfolio Name
---------------------------------  --------------------  --------------------------------
CoreSolution                               34%           Strategic Income Trust
                                           33%           U.S. Global Leaders Growth Trust
                                           33%           Classic Value Trust

Value Blend                                40%           Equity-Income Trust
(Available for contracts with              20%           American Growth Trust
Principal Plus purchased prior to          20%           Active Bond Trust
June 1, 2004)                              20%           Strategic Bond Trust

Global                                     30%           Global Bond Trust
(Available for contracts with              20%           U.S. Large Cap Trust
Principal Plus purchased prior to          20%           Blue Chip Growth Trust
June 1, 2004)                              30%           International Value Trust

GUARANTEED RETIREMENT INCOME PROGRAMS


The optional Guaranteed Retirement Income Programs (GRIP) guarantee a minimum lifetime fixed income benefit in the form of fixed monthly annuity benefit payments. The amount of these payments is determined by applying an Income Base to the Monthly Income Factors described in the GRIP rider. If the GRIP benefit is exercised and the monthly annuity benefit payments available under the contract are greater than the monthly annuity benefit payments provided by GRIP, we will pay the monthly annuity benefit payments available under the contract. The GRIP riders were available only at contract issue. The riders are irrevocable and may only be terminated as described below.



Availability of GRIP. Three versions of the Guaranteed Retirement Income Program were offered. GRIP I was available for contracts issued between May 1, 1998 and June 21,2001 (beginning and end dates may vary by state). GRIP II was available for contracts issued between July 2, 2001, and May 5, 2003 (beginning and end dates may vary by state). GRIP III was available for contracts issued between May 5, 2003 and May 28, 2004 (beginning and end dates may vary by state). Any differences between GRIP I, GRIP II and GRIP III are described below.



Exercise of GRIP. Conditions of Exercise. The GRIP benefit may be exercised subject to the following conditions:



      - may not be exercised until the Earliest Election Date and then must be exercised within 30 days immediately following the Earliest Election Date or a subsequent contract anniversary, and



      - must be exercised by the contract anniversary immediately prior to the oldest annuitant's 85th birthday or the 10th contract anniversary, if later.



The Earliest Election date is the 7th contract anniversary for GRIP I, and the 10th contract anniversary for GRIP II and GRIP III.



Income Base - GRIP I. The Income Base applied in determining the amount of GRIP annuity benefit payments is defined below. The Income Base is reduced for any withdrawal charge remaining on the date of exercise of the GRIP benefit, and we reserve the right to reduce the Income Base by any premium taxes that may apply.



The Income Base is used solely for purposes of calculating the GRIP monthly annuity benefit payments and does not provide a contract value or guarantee performance of any investment option.



Income Base.



The Income Base is equal to (a) less (b), where:



      (a) is the sum of all purchase payments made, accumulated at the growth factor indicated below starting on the date each payment is allocated to the contract, and

      (b) is the sum of Income Base reductions (defined below) in connection with partial withdrawals taken, accumulated at the growth factor indicated below starting on the date each deduction occurs.



GRIP I Growth Factor: The growth factor for GRIP I is 6% per annum if the oldest annuitant is 75 or younger at issue, and 4% per annum if the oldest annuitant is 76 or older at issue. The growth factor is reduced to 0% once the oldest annuitant has attained age 85.



Income Base Reductions: Partial withdrawals will reduce the Income Base on a pro rata basis, equal to (i) times (ii) where: (i) is equal to the Income Base immediately prior to the partial withdrawal and (ii) is equal to the partial withdrawal amount divided by the contract value prior to the partial withdrawal.


Step-Up of Income Base.


Within 30 days immediately following any contract anniversary, you may elect in writing to step-up the Income Base to the contract value on that contract anniversary. If you elect to step-up the Income Base, the earliest date that you may exercise GRIP is extended to the 7th contract anniversary following the date the step-up is effective (the "Step-Up Date").



Following a step-up of the Income Base, the Income Base as of the Step-Up Date is equal to the contract value on the Step-Up Date. For purposes of subsequent calculation of the Income Base, the contract value on the Step-Up Date will be treated as a purchase payment made on that date, and all purchase payments made and all amounts deducted in connection with partial withdrawals prior to the Step-Up Date will not be considered.



Income Base - GRIP II, GRIP III. The Income Base applied in determining the amount of GRIP annuity benefit payments is the greater of (i) the Growth Factor Income Base or (ii) the Step-Up Income Base. The Income Base is reduced for any withdrawal charge remaining on the date of exercise of the GRIP benefit, and we reserve the right to reduce the Income Base by any premium taxes that may apply.



The Income Base is used solely for purposes of calculating the GRIP monthly annuity benefit payments and does not provide a contract value or guarantee performance of any investment option.



Growth Factor Income Base.



The Growth Factor Income Base is equal to (a) less (b), where:



      (a) is the sum of all purchase payments made, accumulated at the growth factor indicated below starting on the date each payment is allocated to the contract, and



      (b) is the sum of Income Base reductions (defined below) in connection with partial withdrawals taken, accumulated at the growth factor indicated below starting on the date each deduction occurs.



GRIP II Growth Factor: The growth factor for GRIP II is 6% per annum if the oldest annuitant is 75 or younger at issue, and 4% per annum if the oldest annuitant is 76 or older at issue. The growth factor is reduced to 0% once the oldest annuitant has attained age 85.



GRIP III Growth Factor: The growth factor is 5% per annum if the oldest annuitant is 75 or younger at issue, and 3% per annum if the oldest annuitant is 76 or older at issue. The growth factor is reduced to 0% once the oldest annuitant has attained age 85.



Step-Up Income Base.



The Step-Up Income Base is equal to the greatest anniversary value after the effective date of GRIP and prior to the oldest annuitant's attained age 81. The anniversary value is equal to the contract value on the last day of the contract year, plus subsequent purchase payments, less any Income Base reductions (defined below) in connection with partial withdrawals since the last day of the contract year.



GRIP II Income Base Reductions: Partial withdrawals will reduce the Growth Factor Income Base and the Step-Up Income Base on a pro rata basis, equal to (i) times (ii) where: (i) is equal to the Growth Factor Income Base or the Step-Up Income Base, as appropriate, immediately prior to the partial withdrawal and
(ii) is equal to the partial withdrawal amount divided by the contract value prior to the partial withdrawal.



GRIP III Income Base Reductions: If total partial withdrawals taken during a Contract Year are no greater than the Annual Withdrawal Limit then the Withdrawal Reduction reduces the Growth Factor Income Base on the next contract anniversary by the dollar amount of the partial withdrawal. If total partial withdrawals taken during a Contract Year are greater than the Annual Withdrawal Limit, then the Withdrawal Reduction will instead reduce the Growth Factor Income Base on a pro rata basis, equal to (i) times (ii) where: (i) is equal to the Growth Factor Income Base immediately prior to the partial withdrawal and (ii) is equal to the partial withdrawal amount divided by the contract value prior to the partial withdrawal. In any contract year, the Annual Withdrawal Limit is determined by multiplying the Growth Factor Income Base on the previous contract anniversary by the growth factor indicated below.



Partial withdrawals will reduce the Step-Up Income Base on a pro rata basis, equal to (i) times (ii) where: (i) is equal to the Step-Up Income Base immediately prior to the partial withdrawal and (ii) is equal to the partial withdrawal amount divided by the contract value prior to the partial withdrawal.



Monthly Income Factors. The Income Base may be applied to Monthly Income Factors to purchase a guaranteed lifetime income under the following annuity options which are described in this prospectus (see Pay-out Period Provisions - Annuity Options).



      Life Annuity with a 10-Year Period Certain - Available for GRIP I, GRIP II and GRIP III.



      Joint and Survivor Life Annuity with a 20-Year Period Certain - Available for GRIP I, and contracts with GRIP II issued prior to January 27, 2003 (availability may vary by state).



      Joint and Survivor Life Annuity with a 10-Year Period Certain - Available for GRIP III and for contracts issued with GRIP II on or after January 27, 2003 (availability may vary by state).



The Monthly Income Factors are described in the GRIP rider. When you exercise GRIP, actual income will be based on the greater of (i) your Income Base at Monthly Income Factors, or (ii) your contract value at current annuity payment rates. (The Income Base cannot be applied to current annuitization rates.)



If your contract has been issued with a GRIP rider, the annuitant may only be changed to an individual that is the same age or younger than the oldest current annuitant. A change of annuitant will not affect the Income Base calculation.



GRIP FEE. The risk assumed by us associated with GRIP is that annuity benefits payable under GRIP are greater than annuity benefits that would have been payable if you had selected another annuity benefit permitted by the contract. To compensate us for this risk, we charge an annual fee (the "GRIP Fee"). On or before the maturity date, the GRIP Fee is deducted on each contract anniversary. The amount of the GRIP Fee is equal to the percentage from the table below multiplied by the Income Base in effect on that contract anniversary. The GRIP Fee is withdrawn from each investment option in the same proportion that the value of the investment account of each investment option bears to the contract value.



GRIP Rider          Annual Fee
----------          ----------
GRIP I                   0.25%
GRIP II                  0.45%
GRIP III                 0.50%



If there is a full withdrawal of contract value on any date other than the contract anniversary, we will deduct a pro-rata portion of the GRIP Fee from the amount paid upon withdrawal. In the case of a full withdrawal, the GRIP Fee will be multiplied by the Income Base immediately prior to withdrawal. The GRIP Fee will not be deducted during the pay-out period. For purposes of determining the GRIP Fee, the commencement of annuity benefit payments will be treated as a full withdrawal


Termination of GRIP. GRIP will terminate upon the earliest to occur of:

      - the contract anniversary immediately prior to the oldest annuitant's 85th birthday or the tenth contract anniversary, if later;


      -     the termination of the contract for any reason; or



      -     the exercise of the GRIP benefit.



Qualified Plans. The use of GRIP is limited in connection with its use under qualified plans, including an IRA, because of the minimum distribution requirements imposed by federal tax law on these plans. In general, if GRIP is not exercised under a qualified plan while you are alive, your beneficiary may be unable to exercise the benefit under GRIP .



Hence, you should consider that since (a) GRIP may not be exercised until the 10th contract anniversary (7th contract anniversary for GRIP I) after its election and (b) the election of GRIP is irrevocable, there can be circumstances under a qualified plan in which a GRIP fee (discussed above) will be imposed, even though GRIP may not be exercised because of the restrictions imposed by the minimum distribution requirements. Please consult your advisor.



In addition, the presence of an optional benefit, such as GRIP , could affect the amount of the required minimum distribution that must be made under your contract.



In order to comply with applicable federal income tax laws, in some circumstances, we will shorten the guarantee period under an annuity option so that it does not exceed the life expectancy of the annuitant, or the joint life expectancy of the joint annuitants, depending on the annuity option chosen. Once the guarantee period is shortened upon exercise of GRIP , it will not be further reduced. The guarantee period will never be increased based on the life expectancy of the annuitant or at any other time or due to any other event.



GRIP does not provide contract value or guarantee performance of any investment option. Because this benefit is based on conservative actuarial factors, the level of lifetime income that it guarantees may often be less than the level that would be provided by application of contract value at current annuity factors. Therefore, GRIP should be regarded as a safety net. As described above under "Income Base," withdrawals will reduce the GRIP benefit.



Triple Protection Death Benefit. The optional Triple Protection Death Benefit ("T-PRO") provides a death benefit, upon the death of any owner prior to the Maturity Date. Under T-PRO, no death benefit is payable on the death of any annuitant, except that if any contract owner is not a natural person, the death of any annuitant will be treated as the death of an owner. This benefit was available for contracts issued between December 8, 2003 and December 31, 2004.



Once T-PRO is elected, it is irrevocable. If T-PRO is elected, the death benefit paid under T-PRO replaces any death benefit paid under the terms of the contract. An additional fee of 0.50% (as a percentage of the T-PRO Death Benefit) is imposed for T-PRO. (See "T-PRO Fee" below.) Once T-PRO is elected, the owner may only be changed to an individual that is the same age or younger than the oldest current owner.



The death benefit paid under T-PRO ("T-PRO Death Benefit") is determined as of the date on which written notice and proof of death and all required forms are received at the Company's Annuity Service Office in good order. The amount of the T-PRO Death Benefit is equal to:



The Enhanced Earnings Death Benefit factor plus the greatest of:



      -     the contract value;



      -     the Return of Purchase Payments Death Benefit Factor;



      -     the Annual Step Death Benefit Factor; or



      -     the Graded Death Benefit Factor.



We may offer other optional riders whose benefits and the names of such benefits are similar to the T-PRO Death Benefit Factors referenced above. It should be noted that these other optional riders are separate and distinct from the T-PRO Death Benefit Factors referenced above, they contain separate optional rider charges and their benefits and limitations may be different.



If there is any Debt, the T-PRO Death Benefit equals the amount described above less Debt under the contract.



If the Beneficiary is the deceased owner's spouse, and the T-PRO Death Benefit is not taken in one sum immediately, the contract and the T-PRO rider will continue with the surviving spouse as the new owner. Upon the death of the surviving spouse prior to the Maturity Date, a second T-PRO Death Benefit will be paid and the entire interest in the contract must be distributed to the new Beneficiary in accordance with the provisions of the contract.



For purposes of calculating the second T-PRO Death Benefit, payable upon the death of the surviving spouse:



      - The T-PRO Death Benefit paid upon the first owner's death ("first T-PRO Death Benefit") is not treated as a purchase payment to the contract.



      - In determining the Enhanced Earnings Death Benefit Factor (see "Enhanced Earnings Death Benefit Factor" below), on the date the first T-PRO Death Benefit was paid, the Earnings Basis is reset to equal the first T-PRO Death Benefit. The Earnings Basis will be increased for any purchase payments made and decreased for any Withdrawal Reductions in connection with partial withdrawals taken after the date the first T-PRO Death Benefit was paid. All purchase payments made and all amounts deducted in connection with partial withdrawals prior to the date the first T-PRO Death Benefit was paid will not be considered in the determination of the Enhanced Earnings Death Benefit Factor.



      - In determining other elements of the death benefit calculation (described above as (b) the Return of Purchase Payments Death Benefit Factor; (c) the Annual Step Death Benefit Factor; and (d) the Graded Death Benefit Factor), all purchase payments and all withdrawals before and after the date the first T-PRO Death Benefit was paid will be considered.



Return of Purchase Payments Death Benefit Factor. For purposes of the T-PRO Death Benefit, the Return of Purchase Payments Death Benefit Factor is equal to the sum of all purchase payments made less the sum of all Withdrawal Reductions in connection with partial withdrawals. (See "Withdrawal Reductions" below.)



Enhanced Earnings Death Benefit Factor. For purposes of the T-PRO Death Benefit, the Enhanced Earnings Death Benefit factor is equal to 50% multiplied by Earnings, as defined under the Enhanced Earnings Death Benefit Factor calculation of the T-PRO rider. For purposes of the Enhanced Earnings Death Benefit Factor calculation, Earnings is equal to the contract value minus the Earnings Basis. The Earnings Basis is equal to 150% of each purchase payment made less the sum of all Withdrawal Reductions in connection with partial withdrawals. (See example and "Withdrawal Reductions" below.)



The Maximum Enhanced Earnings Death Benefit Factor is equal to 100% of the Earnings Basis.



Example. Assume a single purchase payment of $100,000 is made into the contract, no additional purchase payments are made and there are no partial withdrawals. Assume the contract value on the date the T-PRO Death Benefit is determined is equal to $175,000:



      -     Earnings Basis is equal to 150% of $100,000 or $150,000.



      - Earnings is equal to $175,000 minus $150,000 or $25,000. Note that for purposes of T-PRO, Earnings are always less than the excess of account value over payments. In this example, they are less than $75,000 (or $175,000 minus $100,000).



      - Enhanced Earnings Death Benefit Factor is equal to 50% of $25,000 or $12,500.



Annual Step Death Benefit Factor. For purposes of the T-PRO Death Benefit, the Annual Step Death Benefit Factor is equal to the greatest Anniversary Value since the effective date of the T-PRO rider but prior to the oldest owner's attained age 81. The Anniversary Value is equal to the contract value on a Contract Anniversary increased by all purchase payments made, less Withdrawal Reductions in connection with partial withdrawals since that Contract Anniversary. (See "Withdrawal Reductions" below.)



Graded Death Benefit Factor. For purposes of the T-PRO Death Benefit, the Graded Death Benefit Factor is equal to (1) minus (2) where:



      1) is equal to the sum of each purchase payment multiplied by the applicable Payment Multiplier obtained from the table below:



 Number of Complete Years
Payment has been in Contract  Payment Multiplier(*)
----------------------------  ---------------------
            0                         100%
            1                         110%
            2                         120%
            3                         130%
            4                         140%
            5                         150%



(*)If a purchase payment is received on or after the oldest owner's attained age 71, the Payment Multiplier equals 100% in all years. Thus, for purchase payments made on or after the oldest owner reaches attained age 71, the benefit provided by the Graded Death Benefit Factor is equal to the benefit provided by the Return of Purchase Payments Death Benefit Factor.



      2) is equal to the sum of Withdrawal Reductions in connection with partial withdrawals taken. Withdrawal Reductions are recalculated each time the Graded Death Benefit Factor is recalculated, based on purchase payment and withdrawal history.



The Graded Death Benefit Factor will never be greater than purchase payments less the sum of all Withdrawal Reductions in connection with partial withdrawals taken plus $250,000.

Withdrawal Reductions. If total partial withdrawals taken during a contract year are less than or equal to 5% of total purchase payments (the "Annual Withdrawal Limit"), then the Withdrawal Reductions reduce the appropriate value by the dollar amount of each partial withdrawal. Otherwise, Withdrawal Reductions reduce the appropriate value by the percentage reduction in the contract value attributed to the amount of each partial withdrawal.



The guaranteed death benefits provided by T-PRO are adjusted at the point of each partial withdrawal but may be recalculated if subsequent partial withdrawals are taken within the same Contract Year. For example, if a withdrawal causes total partial withdrawals taken during that Contract Year to exceed 5% the Annual Withdrawal Limit, then all previous Withdrawal Reductions in that Contract Year will be recalculated and will reduce the appropriate value proportionately. If a subsequent purchase payment is made, then the Annual Withdrawal Limit will increase potentially resulting in a recalculation of previous Withdrawal Reductions within the same Contract Year.



Investment Options. At the current time, there are no additional investment option restrictions imposed when the T-PRO rider is chosen.



We reserve the right to restrict investment options at any time. We will notify the owner in writing at least 30 days prior to restricting an investment option. If an investment option is restricted, no transfers into the restricted investment options will be allowed and no new purchase payments may be allocated to the restricted investment options after the date of the restriction. Any amounts previously allocated to an investment option that is subsequently restricted will be unaffected by such restriction. Any amount previously allocated to Fixed investment options may be renewed subject to terms of the contract.



Termination of T-PRO Rider. The owner may not terminate the T-PRO rider. However, T-PRO will terminate automatically upon the earliest of:



      -     the date the contract terminates;



      -     the Maturity Date; or



      - the later of the date on which the T-PRO Death Benefit is paid, or the date on which the second T-PRO Death Benefit is paid, if the contract and T-PRO rider are continued by the surviving spouse after the death of the original owner.



T-PRO Fee. Prior to termination of the T-PRO rider, on each Contract Anniversary, the T-PRO fee is calculated by multiplying 0.50% by the T-PRO Death Benefit payable had death occurred on that Contract Anniversary. On each Contract Anniversary, the T-PRO fee is withdrawn from each investment option in the same proportion that the value of the investment account of each investment option bears to the contract value.



If there is a full withdrawal on any date other than a Contract Anniversary, we will deduct a pro rata portion of the T-PRO fee from the amount paid upon withdrawal. The T-PRO fee will be determined based on the T-PRO Death Benefit that would have been payable had death occurred immediately prior to the full withdrawal. For purposes of determining the T-PRO fee, the commencement of annuity benefit payments shall be treated as a total withdrawal.



Qualified Retirement Plans. If you intend to use your Contract in connection with a qualified retirement plan, including an IRA, you should consider the effects that the death benefit provided under the contract (with or without T-PRO) may have on your plan (see APPENDIX D to the prospectus). Please consult your tax advisor.

                 APPENDIX U: TABLES OF ACCUMULATION UNIT VALUES

                          SUPPLEMENT TO PROSPECTUS FOR
         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
          (FORMERLY, THE MANUFACTURERS LIFE INSURANCE COMPANY (U.S.A.))
                                DATED MAY 2, 2005


MERRILL VARIABLE FUNDS

For contracts issued on or after January 28, 2002, purchase payments may not be allocated to the three Merrill Lynch Variable Series Funds, Inc.("Merrill Variable Funds") investment options described below. Contracts issued prior to January 28, 2002 may continue to allocate purchase payments to these three investment options.

Merrill Variable Funds is registered under the 1940 Act as an open-end management investment company. Each of the portfolios are diversified for purposes of the 1940 Act, with the exception of the Merrill Lynch Global Allocation V.I. Fund which is non-diversified. Merrill Variable Funds receive investment advisory services from Merrill Lynch Investment Management ("MLIM"). In case of the Merrill Lynch Global Allocation V.I. Fund, MLIM has retained Merrill Lynch Asset Management U.K. Limited, affiliate of MLIM, to act as the sub-investment adviser. The Merrill Variable Funds Class B shares are subject to a Rule 12b-1 fee of up to 0.15% of a portfolio's Class B net assets. Below is a brief description of each portfolio's investment objectives and certain policies relating to that objective.

The MERRILL LYNCH SMALL CAP VALUE V.I. FUND (formerly, the Merrill Lynch Small Cap Value Focus Fund) seeks long-term growth of capital by investing in a diversified portfolio of securities, primarily common stocks, of relatively small companies and emerging growth companies, regardless of size, that management of Merrill Variable Funds believes have special investment value.

The MERRILL LYNCH BASIC VALUE V.I. FUND (formerly, the Merrill Lynch Basic Value Focus Fund) seeks capital appreciation and, secondarily, income by investing in securities, primarily stocks, that management of the portfolio believes are undervalued (stock price is less than what management of the Fund believes it is worth) and therefore represent basic investment value.

The MERRILL LYNCH GLOBAL ALLOCATION V.I. FUND seeks high total investment return by investing in a portfolio of equity, debt and money market securities of corporate and governmental issuers located in North and South America, Europe, Australia and the Far East. At any given time the Fund may emphasize investment in either debt or equity securities that fund management may consider undervalued. The Fund may emphasize foreign securities when Fund management expects these investments to outperform U.S. securities.

Effective November 21, 2003, the Merrill Lynch Developing Capital Markets V.I. Fund (formerly, the Merrill Lynch Developing Capital Markets Fund) discontinued operations and merged into the Merrill Lynch Global Allocation V.I. Fund. Contracts issued prior to January 28, 2002 may allocate purchase payments to the Merrill Lynch Global Allocation V.I. Fund.

                                      * * *

A full description of Merrill Variable Funds, including the investment objectives, policies and restrictions of each portfolio is contained in Merrill Variable Funds' prospectus which accompanies this prospectus and should be read by a prospective purchaser before investing.

PLEASE NOTE THE MERRILL VARIABLE FUNDS ARE NOT AVAILABLE FOR ERISA GOVERNED
PLANS.

                         ACCUMULATION UNIT VALUE TABLES

The three unit value tables below reflect the highest and lowest combination of charges available under the current contract. The first table reflects the fees for GEM, while the second table does not reflect the fees for any optional benefits. The third unit value table below relates to prior contracts (Ven 7, Ven 8) and does not reflect the fees for any optional benefits since none were available to these contracts.








Venture ML.Supp5/2/2005

         TABLE OF ACCUMULATION UNIT VALUES FOR VEN 20/21 CONTRACTS
               (REFLECTING OPTIONAL GEM)

                                                                   Year               Year              Year             Year
                                                                   Ended              Ended             Ended            Ended
                                                                  Dec. 31,           Dec. 31,          Dec. 31,         Dec. 31,
                                                                    2004               2003              2002             2001
---------------------------------------------------------------------------------------------------------------------------------

Merrill Lynch Value Opportunities V.I. Fund
                            Unit Value at Start of Year           15.527800          11.062617         14.763263       12.500000
                              Unit Value at End of Year           17.541995          15.527800         11.062617       14.763263
                         Number of Units at End of Year               3,244              3,448             3,636           3,213
Merrill Lynch Basic Value V.I. Fund
                            Unit Value at Start of Year           12.900003           9.851657         12.192528       12.500000
                              Unit Value at End of Year           14.082946          12.900003          9.851657       12.192528
                         Number of Units at End of Year               1,944              1,955             1,976           2,051
Merrill Lynch Global Allocation V.I. Fund
                            Unit Value at Start of Year           14.930000          13.832329
                              Unit Value at End of Year           16.779304          14.930000
                         Number of Units at End of Year                   -                  -

Units under this series of contracts were first credited under the subaccounts on July 2, 2001

            TABLE OF ACCUMULATION UNIT VALUES FOR VEN 20/21 CONTRACTS
                         (REFLECTING NO OPTIONAL RIDERS)

                                                                      Year               Year               Year             Year
                                                                      Ended              Ended             Ended            Ended
                                                                    Dec. 31,           Dec. 31,           Dec. 31,         Dec. 31,
                                                                      2004               2003               2002             2001
------------------------------------------------------------------------------------------------------------------------------------
Merrill Lynch Value Opportunities V.I. Fund
                             Unit Value at Start of Year            51.386913          36.537044         48.661734       38.059573
                               Unit Value at End of Year            58.169107          51.386913         36.537044       48.661734
                          Number of Units at End of Year              203,195            227,011           268,748         298,150
Merrill Lynch Basic Value V.I. Fund
                             Unit Value at Start of Year            24.538470          18.702483         23.100090       22.514992
                               Unit Value at End of Year            26.842434          24.538470         18.702483       23.100090
                          Number of Units at End of Year              893,702            992,700         1,122,669       1,239,327
Merrill Lynch Global Allocation V.I. Fund
                             Unit Value at Start of Year             9.676396           8.963022
                               Unit Value at End of Year            10.896772           9.676396
                          Number of Units at End of Year              130,694            154,537

                                                                        Year            Year            Year            Year
                                                                       Ended            Ended           Ended           Ended
                                                                      Dec. 31,        Dec. 31,        Dec. 31,        Dec. 31,
                                                                        2000            1999            1998            1997
-----------------------------------------------------------------------------------------------------------------------------
Merrill Lynch Value Opportunities V.I. Fund
                             Unit Value at Start of Year            33.685273       25.494200       27.655848       12.500000
                               Unit Value at End of Year            38.059573       33.685273       25.494200       27.655848
                          Number of Units at End of Year              614,146          81,875          38,159           8,457
Merrill Lynch Basic Value V.I. Fund
                             Unit Value at Start of Year            20.300779       17.018200       15.792005       12.500000
                               Unit Value at End of Year            22.514992       20.300779       17.018200       15.792005
                          Number of Units at End of Year              948,379         638,841         167,113          21,435
Merrill Lynch Global Allocation V.I. Fund
                             Unit Value at Start of Year
                               Unit Value at End of Year
                          Number of Units at End of Year



Units under this series of contracts were first credited under the subaccounts on October 13, 1997

             TABLE OF ACCUMULATION UNIT VALUES FOR VEN 7/8 CONTRACTS
                         (REFLECTING NO OPTIONAL RIDERS)

                                                                Year          Year            Year           Year            Year
                                                                Ended         Ended           Ended          Ended           Ended
                                                              Dec. 31,      Dec. 31,        Dec. 31,       Dec. 31,        Dec. 31,
                                                                2004          2003            2002           2001            2000
------------------------------------------------------------------------------------------------------------------------------------
Merrill Lynch Value Opportunities V.I. Fund
                            Unit Value at Start of Year      51.386913     36.537044       48.661734     38.059573        33.685273
                              Unit Value at End of Year      58.169107     51.386913       36.537044     48.661734        38.059573
                         Number of Units at End of Year             48            48              48             -              110
Merrill Lynch Basic Value V.I. Fund
                            Unit Value at Start of Year      24.538470     18.702483       23.100090     22.514992        20.300779
                              Unit Value at End of Year      26.842434     24.538470       18.702483     23.100090        22.514992
                         Number of Units at End of Year          4,409         6,607           6,938            75            8,431
Merrill Lynch Global Allocation V.I. Fund
                            Unit Value at Start of Year       9.676396      8.963022
                              Unit Value at End of Year      10.896772      9.676396
                         Number of Units at End of Year              -             -


                                                                Year            Year           Year         Year         Year
                                                                Ended           Ended          Ended        Ended        Ended
                                                              Dec. 31,        Dec. 31,       Dec. 31,     Dec. 31,     Dec. 31,
                                                                1999            1998           1997         1996         1995
-------------------------------------------------------------------------------------------------------------------------------
Merrill Lynch Value Opportunities V.I. Fund
                            Unit Value at Start of Year     25.494200       27.655848      12.500000
                              Unit Value at End of Year     33.685273       25.494200      27.655848
                         Number of Units at End of Year           111             111            506
Merrill Lynch Basic Value V.I. Fund
                            Unit Value at Start of Year     17.018200       15.792005      12.500000
                              Unit Value at End of Year     20.300779       17.018200      15.792005
                         Number of Units at End of Year        11,769          10,623            596
Merrill Lynch Global Allocation V.I. Fund
                            Unit Value at Start of Year
                              Unit Value at End of Year
                         Number of Units at End of Year







Units under this series of contracts were first credited under the subaccounts on October 13, 1997

             Table of Accumulation Unit Values for Ven 3 Contracts
                        (Reflecting No Optional Riders)

                                                Year       Year       Year       Year       Year
                                                Ended      Ended      Ended      Ended      Ended
                                               Dec. 31    Dec. 31    Dec. 31    Dec. 31    Dec. 31
                                                2004       2003       2002       2001        2000
                                              ---------  ---------  ---------  ---------  ---------
Emerging Growth Trust - Series II
    Unit Value at Start of Year               16.185428  12.500000
      Unit Value at End of Year               17.020099  16.185428
 Number of Units at End of Year                     454        371
Small Company Trust - Series II
    Unit Value at Start of Year               12.500000
      Unit Value at End of Year               15.069552
 Number of Units at End of Year                       -
Natural Resources Trust - Series II
    Unit Value at Start of Year               17.815615  12.500000
      Unit Value at End of Year               21.791715  17.815615
 Number of Units at End of Year                  10,005     10,886
American International Trust - Series II
    Unit Value at Start of Year               16.507632  12.500000
      Unit Value at End of Year               19.328401  16.507632
 Number of Units at End of Year                  13,263      2,349
Mid Cap Core Trust - Series II
    Unit Value at Start of Year               15.160007  12.500000
      Unit Value at End of Year               17.061458  15.160007
 Number of Units at End of Year                   2,110          -
American Growth Trust - Series II
    Unit Value at Start of Year               15.269062  12.500000
      Unit Value at End of Year               16.849842  15.269062
 Number of Units at End of Year                  70,670     49,667
U.S. Global Leaders Growth Trust - Series II
    Unit Value at Start of Year               12.500000
      Unit Value at End of Year               13.088477
 Number of Units at End of Year                       -
Quantitative All Cap Trust - Series II
    Unit Value at Start of Year               15.405463  12.500000
      Unit Value at End of Year               17.419898  15.405463
 Number of Units at End of Year                       -          -
Core Equity Trust - Series II
    Unit Value at Start of Year               12.500000
      Unit Value at End of Year               14.078764
 Number of Units at End of Year                      40
Large Cap Value Trust - Series II
    Unit Value at Start of Year               15.790145  12.500000
      Unit Value at End of Year               18.922673  15.790145
 Number of Units at End of Year                  12,649        885
Classic Value Trust - Series II
    Unit Value at Start of Year               12.500000
      Unit Value at End of Year               13.768228
 Number of Units at End of Year                       -

                                                Year       Year       Year       Year        Year
                                                Ended      Ended      Ended      Ended       Ended
                                               Dec. 31    Dec. 31    Dec. 31    Dec. 31     Dec. 31
                                                1999       1998       1997       1996        1995
                                              ---------  ---------  ---------  ---------   ---------
Emerging Growth Trust - Series II
    Unit Value at Start of Year
      Unit Value at End of Year
 Number of Units at End of Year
Small Company Trust - Series II
    Unit Value at Start of Year
      Unit Value at End of Year
 Number of Units at End of Year
Natural Resources Trust - Series II
    Unit Value at Start of Year
      Unit Value at End of Year
 Number of Units at End of Year
American International Trust - Series II
    Unit Value at Start of Year
      Unit Value at End of Year
 Number of Units at End of Year
Mid Cap Core Trust - Series II
    Unit Value at Start of Year
      Unit Value at End of Year
 Number of Units at End of Year
American Growth Trust - Series II
    Unit Value at Start of Year
      Unit Value at End of Year
 Number of Units at End of Year
U.S. Global Leaders Growth Trust - Series II
    Unit Value at Start of Year
      Unit Value at End of Year
 Number of Units at End of Year
Quantitative All Cap Trust - Series II
    Unit Value at Start of Year
      Unit Value at End of Year
 Number of Units at End of Year
Core Equity Trust - Series II
    Unit Value at Start of Year
      Unit Value at End of Year
 Number of Units at End of Year
Large Cap Value Trust - Series II
    Unit Value at Start of Year
      Unit Value at End of Year
 Number of Units at End of Year

Classic Value Trust - Series II
    Unit Value at Start of Year
      Unit Value at End of Year
 Number of Units at End of Year

                                   Year      Year       Year      Year      Year      Year      Year      Year      Year      Year
                                  Ended     Ended      Ended     Ended     Ended     Ended     Ended     Ended     Ended     Ended
                                  Dec. 31   Dec. 31   Dec. 31   Dec. 31   Dec. 31   Dec. 31   Dec. 31   Dec. 31   Dec. 31   Dec. 31
                                   2004      2003       2002      2001      2000     1999      1998      1997      1996      1995
                                 --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------
Small Cap Opportunities Trust
  - Series II
     Unit Value at Start of Year 17.320262 12.500000
       Unit Value at End of Year 21.430956 17.320262
  Number of Units at End of Year       302         -
Special Value Trust
  - Series II
     Unit Value at Start of Year 15.655498 12.500000
       Unit Value at End of Year 18.516944 15.655498
  Number of Units at End of Year        56         -
Quantitative Value Trust
   - Series II
     Unit Value at Start of Year 12.500000
       Unit Value at End of Year 14.524617
  Number of Units at End of Year         -
American Growth-Income Trust
  - Series II
     Unit Value at Start of Year 15.387946 12.500000
       Unit Value at End of Year 16.665076 15.387946
  Number of Units at End of Year    42,156    43,225
American Blue Chip Income and
  Growth Trust - Series II
     Unit Value at Start of Year 15.298774 12.500000
       Unit Value at End of Year 16.463226 15.298774
  Number of Units at End of Year    25,749    17,915
PIMCO VIT All Asset Portfolio
     Unit Value at Start of Year 12.500000
       Unit Value at End of Year 13.871539
  Number of Units at End of Year     5,197
Strategic Income Trust
  - Series II
     Unit Value at Start of Year 12.500000
       Unit Value at End of Year 13.482843
  Number of Units at End of Year         -
Real Return Bond Trust
  - Series II
     Unit Value at Start of Year 12.979916 12.500000
       Unit Value at End of Year 13.916239 12.979916
  Number of Units at End of Year    13,885     4,989
Science & Technology Trust
  - Series I
     Unit Value at Start of Year 12.380278  8.347636 14.291433 24.672266 37.943261 19.287390 13.647195 12.500000
       Unit Value at End of Year 12.314482 12.380278  8.347636 14.291433 24.672266 37.943261 19.287390 13.647195
  Number of Units at End of Year    88,611   100,920   113,410   176,760   223,521   157,003    62,324    40,748
Pacific Rim Trust - Series I
     Unit Value at Start of Year  8.857201  6.382853  7.400679  9.217819 12.359297  7.695249  8.180904 12.500000
       Unit Value at End of Year 10.209887  8.857201  6.382853  7.400679  9.217819 12.359297  7.695249  8.180904
  Number of Units at End of Year    22,978    25,751    22,460    40,793    55,507    76,285     9,793    10,161
Health Sciences Trust - Series I
     Unit Value at Start of Year 12.926890  9.623619 13.413253 12.500000
       Unit Value at End of Year 14.698179 12.926890  9.623619 13.413253
  Number of Units at End of Year    21,721    12,217     6,381     4,660
Emerging Small Company Trust
  - Series I
     Unit Value at Start of Year 17.129022 12.431278 17.806889 23.225958 24.610648 14.381705 14.574077 12.500000
       Unit Value at End of Year 17.020099 17.129022 12.431278 17.806889 23.225958 24.610648 14.381705 14.574077
  Number of Units at End of Year    25,412    37,522    26,484    39,039    50,267    25,011    28,130    16,352

                                   Year      Year       Year      Year      Year      Year      Year      Year      Year      Year
                                  Ended     Ended      Ended     Ended     Ended     Ended     Ended     Ended     Ended     Ended
                                  Dec. 31   Dec. 31   Dec. 31   Dec. 31   Dec. 31   Dec. 31   Dec. 31   Dec. 31   Dec. 31   Dec. 31
                                   2004      2003       2002      2001      2000     1999      1998      1997      1996      1995
                                 --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------
Small Cap Index Trust - Series I
     Unit Value at Start of Year 12.919107  8.986380 11.605417 11.596178 12.500000
       Unit Value at End of Year 14.946439 12.919107  8.986380 11.605417 11.596178
  Number of Units at End of Year     8,875     9,535     3,314     2,762     1,027
Dynamic Growth Trust - Series I
     Unit Value at Start of Year  4.187368  3.290900  4.658653  7.906976 12.500000
       Unit Value at End of Year  4.541899  4.187368  3.290900  4.658653  7.906976
  Number of Units at End of Year    42,370    80,967    32,882    25,217    26,242
Mid Cap Stock Trust - Series I
     Unit Value at Start of Year 11.118720  7.922112 10.374890 11.821790 12.483520 12.500000
       Unit Value at End of Year 13.051238 11.118720  7.922112 10.374890 11.821790 12.483520
  Number of Units at End of Year    50,831    36,626    39,384    29,569    14,787     3,151
All Cap Growth Trust - Series I
     Unit Value at Start of Year 17.030370 13.363096 17.927398 23.852189 27.113084 19.002856 15.020670 13.215952 12.500000
       Unit Value at End of Year 17.888430 17.030370 13.363096 17.927398 23.852189 27.113084 19.002856 15.020670 13.215952
  Number of Units at End of Year    93,651   115,713   135,052   208,852   254,967   228,969   239,012   272,919   293,765
Strategic Opportunities Trust
  - Series I
     Unit Value at Start of Year 22.785020 18.361297 30.409247 36.392717 39.416089 31.289551 29.002593 24.664354 20.821819 14.786831
       Unit Value at End of Year 25.234563 22.785020 18.361297 30.409247 36.392717 39.416089 31.289551 29.002593 24.664354 20.821819
  Number of Units at End of Year   385,108   435,002   496,511   636,465   789,564   980,821 1,382,873 1,634,483 2,196,813 2,572,696
Financial Services Trust
  - Series I
     Unit Value at Start of Year 12.291912  9.331532 11.524203 12.500000
       Unit Value at End of Year 13.378598 12.291912  9.331532 11.524203
  Number of Units at End of Year     4,497     2,538     1,030     2,486
International Stock Trust
  - Series I
     Unit Value at Start of Year 11.579330  9.013656 11.672280 15.087850 18.338932 14.337171 12.652231 12.500000
       Unit Value at End of Year 13.198278 11.579330  9.013656 11.672280 15.087850 18.338932 14.337171 12.652231
  Number of Units at End of Year    33,039    34,425    35,011    43,113    52,245    47,274    63,240    69,740
International Small Cap Trust
  - Series I
     Unit Value at Start of Year 16.062039 10.512423 12.802022 18.844170 26.974754 14.792077 13.410016 13.493094 12.500000
       Unit Value at End of Year 19.174442 16.062039 10.512423 12.802022 18.844170 26.974754 14.792077 13.410016 13.493094
  Number of Units at End of Year    50,847    44,025    52,555    79,471   107,386   111,479   114,167   169,876   227,222
International Equity Index A
  Trust - Series I
     Unit Value at Start of Year 12.500000
       Unit Value at End of Year  14.66895
  Number of Units at End of Year       696
International Value Trust
  - Series I
     Unit Value at Start of Year 12.186877  8.531381 10.529997 11.862293 12.860110 12.500000
       Unit Value at End of Year 14.606124 12.186877  8.531381 10.529997 11.862293 12.860110
  Number of Units at End of Year    65,351    53,822    42,061    26,240    28,567    17,620
Quantitative Mid Cap Trust
  - Series I
     Unit Value at Start of Year 10.528409  7.707109 10.104317 12.500000
       Unit Value at End of Year 12.271843 10.528409  7.707109 10.104317
  Number of Units at End of Year     3,340       412       115       265
Mid Cap Index Trust - Series I
     Unit Value at Start of Year 14.274668 10.757291 12.858949 13.271787 12.500000
       Unit Value at End of Year 16.303495 14.274668 10.757291 12.858949 13.271787
  Number of Units at End of Year    15,399    15,949     3,087     3,760     3,025

                                   Year      Year       Year      Year      Year      Year      Year      Year      Year      Year
                                  Ended     Ended      Ended     Ended     Ended     Ended     Ended     Ended     Ended     Ended
                                  Dec. 31   Dec. 31   Dec. 31   Dec. 31   Dec. 31   Dec. 31   Dec. 31   Dec. 31   Dec. 31   Dec. 31
                                   2004      2003       2002      2001      2000     1999      1998      1997      1996      1995
                                 --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------
Global Trust - Series I
     Unit Value at Start of Year 22.606366 17.985999 22.548612 27.253960 24.633827 24.098970 21.770913 18.276450 16.459655 15.500933
       Unit Value at End of Year 25.580338 22.606366 17.985999 22.548612 27.253960 24.633827 24.098970 21.770913 18.276450 16.459655
  Number of Units at End of Year   294,194   339,861   386,600   488,110   604,737   919,791 1,219,962 1,665,276 2,070,671 2,642,704
Capital Appreciation Trust
  - Series I
     Unit Value at Start of Year  7.691148  6.024194  8.804929 10.945558 12.500000
       Unit Value at End of Year  8.291409  7.691148  6.024194  8.804929 10.945558
  Number of Units at End of Year    13,558    10,820     6,314 2,871,308
All Cap Core Trust - Series I
     Unit Value at Start of Year 14.919288 11.501386 15.600316 20.120816 28.060585 20.739989 16.968111 13.727312 12.500000
       Unit Value at End of Year 17.113549 14.919288 11.501386 15.600316 20.120816 28.060585 20.739989 16.968111 13.727312
  Number of Units at End of Year    43,383    53,510    80,427   128,701   173,914   189,827   157,427   109,553    79,416
Large Cap Growth Trust - Series I
     Unit Value at Start of Year 18.343918 14.843099 19.506566 24.071737 28.465074 23.040505 19.614359 16.701647 14.990551 12.381395
       Unit Value at End of Year 19.205427 18.343918 14.843099 19.506566 24.071737 28.465074 23.040505 19.614359 16.701647 14.990551
  Number of Units at End of Year   629,764   717,918   804,704   923,580 1,126,956 1,308,404 1,547,924 1,834,276 2,195,447 2,708,445
Total Stock Market Index Trust
  - Series I
     Unit Value at Start of Year  9.723963  7.554057  9.732630 11.142088 12.500000
       Unit Value at End of Year 19.205427  9.723963  7.554057  9.732630 11.142088
  Number of Units at End of Year    56,451    56,751     7,039     3,775     5,153
Blue Chip Growth Trust
  - Series I
     Unit Value at Start of Year 19.638699 15.417955 20.643428 24.518135 25.568866 21.710674 17.134232 13.688523 11.026969  8.837480
       Unit Value at End of Year 21.114531 19.638699 15.417955 20.643428 24.518135 25.568866 21.710674 17.134232 13.688523 11.026969
  Number of Units at End of Year   211,845   242,066   296,940   463,278   588,502   603,923   635,916   706,018   731,368   683,051
U.S. Large Cap Trust - Series I
     Unit Value at Start of Year 12.354355  9.140645 12.390130 12.894130 12.721279 12.500000
       Unit Value at End of Year 13.326315 12.354355  9.140645 12.390130 12.894130 12.721279
  Number of Units at End of Year   122,075    81,126    79,208   109,471    55,957    28,047
Strategic Value Trust - Series I
     Unit Value at Start of Year  9.663184  7.609422 10.599650 12.500000
       Unit Value at End of Year 11.242049  9.663184  7.609422 10.599650
  Number of Units at End of Year     7,378    15,764     7,185       589
Utilities Trust - Series I
     Unit Value at Start of Year  9.260547  6.980670  9.259344 12.500000
       Unit Value at End of Year 11.818383  9.260547  6.980670  9.259344
  Number of Units at End of Year     8,229     4,546                 547
Real Estate Securities Trust
  - Series I
     Unit Value at Start of Year 19.555029 14.251467 14.088482 13.852028 11.174188 12.317190 14.949140 12.500000
       Unit Value at End of Year 25.460516 19.555029 14.251467 14.088482 13.852028 11.174188 12.317190 14.949140
  Number of Units at End of Year    38,556    36,426    43,162    46,555    32,667    22,616    21,304    38,437
Small Company Value Trust
  - Series I
     Unit Value at Start of Year 15.973512 12.118604 13.063929 12.436171 11.904646 11.178700 11.898363 12.500000
       Unit Value at End of Year 19.718987 15.973512 12.118604 13.063929 12.436171 11.904646 11.178700 11.898363
  Number of Units at End of Year    77,298    80,615    89,991    46,555    38,350    28,328    33,138     9,967
Mid Cap Value Trust - Series I
     Unit Value at Start of Year 14.208533 11.494079 12.966914 12.500000
       Unit Value at End of Year 17.437569 14.208533 11.494079 12.966914
  Number of Units at End of Year    41,364    43,433    99,198    33,279

                                   Year      Year       Year      Year      Year      Year      Year      Year      Year      Year
                                  Ended     Ended      Ended     Ended     Ended     Ended     Ended     Ended     Ended     Ended
                                  Dec. 31   Dec. 31   Dec. 31   Dec. 31   Dec. 31   Dec. 31   Dec. 31   Dec. 31   Dec. 31   Dec. 31
                                   2004      2003       2002      2001      2000     1999      1998      1997      1996      1995
                                 --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------

Value Trust - Series I
     Unit Value at Start of Year 18.250518 13.337895 17.521564 17.182340 13.987433 14.591878 15.057118 12.500000
       Unit Value at End of Year 20.727331 18.250518 13.337895 17.521564 17.182340 13.987433 14.591878 15.057118
  Number of Units at End of Year    45,589    42,511    56,497    53,892    34,559    35,958    76,686    51,361
All Cap Value Trust - Series I
     Unit Value at Start of Year 12.130735  8.890942 12.494117 12.500000
       Unit Value at End of Year 13.870389 12.130735  8.890942 12.494117
  Number of Units at End of Year    12,408    17,088     6,901     5,599
500 Index Trust - Series I
     Unit Value at Start of Year  9.332415  7.393241  9.677729 11.200577 12.500000
       Unit Value at End of Year 10.146482  9.332415  7.393241  9.677729 11.200577
  Number of Units at End of Year    35,016    36,077    27,155    31,853    15,118
Fundamental Value Trust
  - Series I
     Unit Value at Start of Year 12.293099  9.601589 11.620125 12.500000
       Unit Value at End of Year 13.552160 12.293099  9.601589 11.620125
  Number of Units at End of Year    24,546    29,227    21,355       809
Growth & Income Trust - Series I
     Unit Value at Start of Year 28.846586 23.109098 30.971701 35.404552 38.655938 32.976967 26.431239 20.178770 16.660889 13.076664
       Unit Value at End of Year 30.370984 28.846586 23.109098 30.971701 35.404552 38.655938 32.976967 26.431239 20.178770 16.660889
  Number of Units at End of Year   432,587   494,334   593,185   839,061 1,041,187 1,263,137 1,444,081 1,673,048 1,828,515 2,105,056
Equity-Income Trust - Series I
     Unit Value at Start of Year 26.499566 21.400057 25.025958 25.057453 22.487758 22.054902 20.479412 16.011513 13.548849 11.107620
       Unit Value at End of Year 30.000369 26.499566 21.400057 25.025958 25.057453 22.487758 22.054902 20.479412 16.011513 13.548849
  Number of Units at End of Year   188,313   217,391   236,397   302,874   315,202   452,981   583,452   736,771   751,884   818,646
Income & Value Trust - Series I
     Unit Value at Start of Year 23.683960 18.988592 22.905535 23.004542 22.230152 20.742457 18.276161 15.995076 14.752561 12.396295
       Unit Value at End of Year 25.138132 23.683960 18.988592 22.905535 23.004542 22.230152 20.742457 18.276161 15.995076 14.752561
  Number of Units at End of Year 1,833,533 2,056,984 2,335,405 2,776,671 3,226,275 3,981,001 4,737,002 5,667,799 7,206,777 9,042,097
Global Allocation Trust - Series I
     Unit Value at Start of Year  9.666928  7.754044 10.239810 11.989936 12.500000
       Unit Value at End of Year 10.745803  9.666928  7.754044 10.239810 11.989936
  Number of Units at End of Year     6,009     5,158     2,734     5,819     4,235
High Yield Trust - Series I
     Unit Value at Start of Year 14.136722 11.519811 12.544550 13.459828 14.993652 14.078376 13.890491 12.500000
       Unit Value at End of Year 15.481606 14.136722 11.519811 12.544550 13.459828 14.993652 14.078376 13.890491
  Number of Units at End of Year    36,255    38,235    27,627    33,145    26,668   117,307   114,881    37,068
Strategic Bond Trust - Series I
     Unit Value at Start of Year 19.414151 17.405164 16.199150 15.463354 14.602672 14.486687 14.500997 13.250563 11.716972  9.965972
       Unit Value at End of Year 20.419462 19.414151 17.405164 16.199150 15.463354 14.602672 14.486687 14.500997 13.250563 11.716972
  Number of Units at End of Year    36,991    46,767    75,280    90,832   139,566   258,604   430,512   306,408   258,026   211,267
Global Bond Trust - Series I
     Unit Value at Start of Year 26.301362 23.113561 19.512793 19.685989 19.632749 21.333144 20.104158 19.803954 17.772344 14.630721
       Unit Value at End of Year 28.591497 26.301362 23.113561 19.512793 19.685989 19.632749 21.333144 20.104158 19.803954 17.772344
  Number of Units at End of Year   116,008   128,081   142,880   142,190   182,642   243,349   315,284   460,366   648,726   793,226
Investment Quality Bond Trust
  - Series I
     Unit Value at Start of Year 24.940564 23.566806 21.739025 20.541376 19.039807 19.660365 18.336912 16.943257 16.751499 14.216516
       Unit Value at End of Year 25.776081 24.940564 23.566806 21.739025 20.541376 19.039807 19.660365 18.336912 16.943257 16.751499
  Number of Units at End of Year   149,223   192,791   238,667   233,672   249,281   345,876   440,010   514,788   597,721   734,994

                                   Year      Year       Year      Year      Year      Year      Year      Year      Year      Year
                                  Ended     Ended      Ended     Ended     Ended     Ended     Ended     Ended     Ended     Ended
                                  Dec. 31   Dec. 31   Dec. 31   Dec. 31   Dec. 31   Dec. 31   Dec. 31   Dec. 31   Dec. 31   Dec. 31
                                   2004      2003       2002      2001      2000     1999      1998      1997      1996      1995
                                 --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------
Total Return Trust - Series I
     Unit Value at Start of Year 16.004802 15.455104 14.311130 13.404017 12.255674 12.500000
       Unit Value at End of Year 16.563922 16.004802 15.455104 14.311130 13.404017 12.255674
  Number of Units at End of Year    84,248   104,470   135,170    33,694     8,750     3,534
U. S. Government Securities
  Trust - Series I
     Unit Value at Start of Year 22.541971 22.470272 21.100300 19.993612 18.286918 18.587049 17.535478 16.393307 16.083213 14.111357
       Unit Value at End of Year 22.869318 22.541971 22.470272 21.100300 19.993612 18.286918 18.587049 17.535478 16.393307 16.083213
  Number of Units at End of Year   126,203   156,966   209,936   216,970   237,376   330,164   428,699   763,522   710,503   954,068
Money Market Trust - Series I
     Unit Value at Start of Year 17.191998 17.333587 17.373703 17.010114 16.291417 15.794513 15.241915 14.699636 14.190910 13.623292
       Unit Value at End of Year 17.089347 17.191998 17.333587 17.373703 17.010114 16.291417 15.794513 15.241915 14.699636 14.190910
  Number of Units at End of Year   189,165   273,447   404,157   501,742   541,669   921,422   878,870   778,380 1,577,497 2,370,450
Lifestyle Aggressive 1000 Trust
  - Series I
     Unit Value at Start of Year 13.235054  9.948297 12.723595 14.948006 15.974195 14.134419 13.669625 12.497604
       Unit Value at End of Year 15.146219 13.235054  9.948297 12.723595 14.948006 15.974195 14.134419 13.669625
  Number of Units at End of Year    97,161    95,328    35,542    27,445    26,924    27,239    52,760    33,038
Lifestyle Growth 820 Trust
  - Series I
     Unit Value at Start of Year 15.366925 12.028869 14.495682 16.162371 16.893101 14.696667 14.033299 12.497604
       Unit Value at End of Year 17.363307 15.366925 12.028869 14.495682 16.162371 16.893101 14.696667 14.033299
  Number of Units at End of Year    40,613    36,351    23,913    32,099    56,344    54,202   129,721   110,355
Lifestyle Balanced 640 Trust
  - Series I
     Unit Value at Start of Year 16.754333 13.704682 15.433664 16.437657 16.257312 14.664362 14.066417 12.497604
       Unit Value at End of Year 18.749859 16.754333 13.704682 15.433664 16.437657 16.257312 14.664362 14.066417
  Number of Units at End of Year    34,129    30,375    25,497    52,710    39,999    37,840    51,041    11,640
Lifestyle Moderate 460 Trust
  - Series I
     Unit Value at Start of Year 17.794866 15.315540 16.185243 16.596254 16.142259 15.171965 14.016704 12.497604
       Unit Value at End of Year 19.484176 17.794866 15.315540 16.185243 16.596254 16.142259 15.171965 14.016704
  Number of Units at End of Year    18,419    11,750     2,668    16,026    32,301    27,359    25,933     9,408
Lifestyle Conservative 280 Trust
  - Series I
     Unit Value at Start of Year 18.415805 16.741166 16.689833 16.397834 15.439823 15.025549 13.825120 12.497604
       Unit Value at End of Year 19.718253 18.415805 16.741166 16.689833 16.397834 15.439823 15.025549 13.825120
  Number of Units at End of Year    11,501    12,824     5,847     3,017     3,020     1,718    10,098     9,967
Aggressive Growth Trust
  - Series I
     Unit Value at Start of Year 12.039961  9.120311 12.326027 16.889157 16.628126 12.680777 12.327066 12.500000
       Unit Value at End of Year 12.971720 12.039961  9.120311 12.326027 16.889157 16.628126 12.680777 12.327066
  Number of Units at End of Year    38,592    54,025    47,672    48,674    76,525    27,501    17,454    49,469
Diversified Bond Trust
  - Series I
     Unit Value at Start of Year 22.635102 21.943927 20.680033 19.585192 18.002047 18.125951 16.607511 15.113142 14.320582 12.298940
       Unit Value at End of Year 23.179420 22.635102 21.943927 20.680033 19.585192 18.002047 18.125951 16.607511 15.113142 14.320582
  Number of Units at End of Year   578,546   659,274   729,775   792,313   927,984 1,192,638 1,548,493 1,928,258 2,507,618 3,177,786
Overseas Trust - Series I
     Unit Value at Start of Year 11.677803  8.233265 10.628366 13.661286 17.044524 12.290162 11.545714 11.718276 10.554228 10.000000
       Unit Value at End of Year 12.872573 11.677803  8.233265 10.628366 13.661286 17.044524 12.290162 11.545714 11.718276 10.554228
  Number of Units at End of Year    76,700    83,220   109,607   150,351   189,016   160,536   193,172   269,572   281,119   227,051
Small Company Blend Trust
  - Series I
     Unit Value at Start of Year 12.276306  8.910911 12.138851 12.601917 15.922213 12.500000
       Unit Value at End of Year 12.975896 12.276306  8.910911 12.138851 12.601917 15.922213
  Number of Units at End of Year    32,576    40,259    39,794    17,305    36,268     1,486

                                   Year      Year       Year      Year      Year      Year      Year      Year      Year      Year
                                  Ended     Ended      Ended     Ended     Ended     Ended     Ended     Ended     Ended     Ended
                                  Dec. 31   Dec. 31   Dec. 31   Dec. 31   Dec. 31   Dec. 31   Dec. 31   Dec. 31   Dec. 31   Dec. 31
                                   2004      2003       2002      2001      2000     1999      1998      1997      1996      1995
                                 --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------
Strategic Growth Trust
  - Series I
     Unit Value at Start of Year  9.690358  7.746167 10.916683 12.500000
       Unit Value at End of Year 10.182170  9.690358  7.746167 10.916683
  Number of Units at End of Year     8,355    16,952     6,670       263

Units under this series of contracts were first credited under the subaccounts on November, 1986, except in the following instances:

Investment Quality Bond and Money Market Trusts where units were first credited on May 4, 1987.

Global Equity, Global Bond and U.S. Government Securities Trusts where units were first credited on March 18, 1988.

Large Cap Growth, Income & Value and Diversified Bond Trusts where units were first credited on August 3, 1989.

Growth & Income Trust where units were first credited on April 23, 1991.

Blue Chip Growth Trust where units were first credited on December 11, 1992.

Equity-Income and Strategic Bond Trusts where units were first credited on February 19, 1993.

Overseas Trust where units were first credited on January 9, 1995.

Mid Cap Growth and International Small Cap Trusts where units were first credited on March 4, 1996.

Growth Trust where units were first credited on July 15, 1996.

Pacific Rim Emerging Markets, Science & Technology, Emerging Small Company, Aggressive Growth, International Stock, Quantitative Equity, Real Estate Securities, Value, Balanced and High Yield Trusts where units were first credited on January 1, 1997.

Lifestyle Aggressive 1000, Lifestyle Growth 820, Lifestyle Balanced 640, Lifestyle Moderate 460, Lifestyle Conservative 280 Trusts where units were first credited on January 7, 1997.

Small Company Value Trust where units were first credited on October 1, 1997.

Small Company Blend, Mid Cap Stock, International Value, U.S. Large Cap Value and Total Return Trusts where units were first credited on May 1, 2000.

Dynamic Growth, Tactical Allocation, Small Cap Index, International Index, Mid Cap Index, Total Stock Market Index and 500 Index Trusts where units were first credited on May 1, 2000.

Capital Appreciation Trust where units were first credited on November 1, 2000.

Health Sciences, Financial Services, All Cap Value, Quantitative Mid Cap, Strategic Growth, Capital Opportunities, Utilities, Mid Cap Value and Fundamental Value Trusts where units were first credited on May 1, 2001.

Emerging Growth, Natural Resources, Mid Cap Core, Quantitative All Cap, Large Cap Value, Small Cap Opportunities, Special Value and Real Return Bond where units were first credited on May 5, 2003.

American Growth, American International, American Growth-Income, and American Blue Chip Income and Growth where units were first credited on May 5, 2003.

Great Companies-America where units were first credited on August 4, 2003.

Small Company, Core Equity, Classic Value, Quantitative Value, U.S. Global Leaders Growth, Core Equity, and Strategic Income where units were first credited on May 1, 2004.

All Asset Portfolio, a series PIMCO Variable Insurance Trust, where units were first credited on May 1, 2004.

International Equity Index Fund, a series of the John Hancock Variable Series Trust, where units were first credited on May 3, 2004. International Index merged into the International Equity Index Fund effective immediately after the close of business on June 18, 2004.

              TABLE OF ACCUMULATION UNIT VALUES FOR VEN 1 CONTRACTS
                          INVESTING IN SERIES I SHARES
                         (REFLECTING NO OPTIONAL RIDERS)

                                   Year      Year       Year      Year      Year      Year      Year      Year      Year      Year
                                  Ended     Ended      Ended     Ended     Ended     Ended     Ended     Ended     Ended     Ended
                                  Dec. 31   Dec. 31   Dec. 31   Dec. 31   Dec. 31   Dec. 31   Dec. 31   Dec. 31   Dec. 31   Dec. 31
                                   2004      2003       2002      2001      2000     1999      1998      1997      1996      1995
                                 --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------
Strategic Opportunities Trust
  - Series I
     Unit Value at Start of Year 37.711536 30.356953 50.221375 60.037547 64.954980 51.507214 47.690851 40.513296 34.164256 24.235928
       Unit Value at End of Year 41.811179 37.711536 30.356953 50.221375 60.037547 64.954980 51.507214 47.690851 40.513296 34.164256
  Number of Units at End of Year     8,484     8,494     9,041     9,984    10,775    12,707    14,155    17,423    18,984    18,793
Investment Quality Bond Trust
  - Series I
     Unit Value at Start of Year 29.012843 27.385094 25.233827 23.817687 22.052785 22.746879 21.192677 19.560775 19.318272 16.377174
       Unit Value at End of Year 30.017391 29.012843 27.385094 25.233827 23.817687 22.052785 22.746879 21.192677 19.560775 19.318272
  Number of Units at End of Year     1,301     1,304     1,421     1,973     2,161     4,129     7,009    10,088    11,513    13,340
Money Market Trust - Series I
     Unit Value at Start of Year 18.915167 19.050311 19.073731 18.654229 17.846774 17.283692 16.660935 16.050779 15.478376 14.843213
       Unit Value at End of Year 18.822668 18.915167 19.050311 19.073731 18.654229 17.846774 17.283692 16.660935 16.050779 15.478376
  Number of Units at End of Year     4,032     4,034     4,035     4,044     4,056     4,228     4,497     5,228     5,920     7,969

Units under this series of contracts were first credited under the subaccounts on July 1, 1985, except in the following instances:

Investment Quality Bond where units were first credited on August 6, 1985.

Money Market where units were first credited on August 23, 1985.

                              PROSPECTUS VERSION II
                                  "WEALTHMARK"

      ANNUITY SERVICE OFFICE                           MAILING ADDRESS
        601 Congress Street                         Post Office Box 55066
 Boston, Massachusetts 02210-2805             Boston, Massachusetts 02205- 8226
 (617) 663-3000 or (800) 493-8075                       www.scudder.com



                          Prospectus dated May 2, 2005


                                for interests in

        John Hancock Life Insurance Company (U.S.A.) Separate Account H*

                       Interests are made available under

                           WEALTHMARK VARIABLE ANNUITY

  a flexible purchase payment deferred combination fixed and variable annuity contract issued by
                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A)*


Except as specifically noted here and under the caption "FIXED ACCOUNT INVESTMENT OPTION" below, this Prospectus describes only the variable portion of the contract. Below is a list of the 44 variable investment options.



Alger American Balanced Portfolio
Alger American Leveraged AllCap Portfolio
Credit Suisse Trust-Emerging Markets Portfolio
Credit Suisse Trust Global Small Cap Portfolio
Dreyfus I.P. MidCap Stock Portfolio
Dreyfus Socially Responsible Growth Fund Inc.
AIM V.I. Utilities Fund Portfolio
Scudder Capital Growth Portfolio
Scudder Global Discovery Portfolio
Scudder Growth and Income Portfolio
Scudder Health Sciences Portfolio
Scudder International Portfolio
Scudder Aggressive Growth Portfolio
Scudder Blue Chip Portfolio
Scudder Large Cap Value Portfolio
Scudder Global Blue Chip Portfolio
Scudder Government & Agency Securities Portfolio
Scudder High Income Portfolio
Scudder International Select Equity Portfolio
Scudder Fixed Income Portfolio
Scudder Strategic Income Portfolio
Scudder Money Market Portfolio
Scudder Small Cap Growth Portfolio
Scudder Technology Growth Portfolio
Scudder Total Return Portfolio
SVS Davis Venture Value Portfolio
SVS Dreman Financial Services Portfolio
SVS Dreman High Return Equity Portfolio
SVS Dreman Small Cap Value Portfolio
SVS Index 500 Portfolio
SVS Invesco Dynamic Growth Portfolio
SVS Janus Growth and Income Portfolio
SVS Janus Growth Opportunities Portfolio
SVS MFS Strategic Value Portfolio
SVS Oak Strategic Equity Portfolio
SVS Turner MidCap Growth Portfolio
Scudder Real Estate Securities Portfolio
Scudder Templeton Foreign Value Portfolio
Scudder Mercury Large Cap Core Portfolio
Scudder Conservative Income Strategy Portfolio
Scudder Income & Growth Strategy Portfolio
Scudder Growth & Income Strategy Portfolio
Scudder Growth Strategy Portfolio
Scudder Bond Portfolio


CONTRACTS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR INSURED, GUARANTEED OR ENDORSED BY, ANY BANK, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY. PLEASE READ THIS PROSPECTUS CAREFULLY AND KEEP IT FOR FUTURE REFERENCE. IT CONTAINS INFORMATION ABOUT THE VARIABLE ACCOUNT AND THE VARIABLE PORTION OF THE CONTRACT THAT THE CONTRACT OWNER ("YOU") SHOULD KNOW BEFORE INVESTING. THE CONTRACTS HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION ("SEC"). NEITHER THE SEC NOR ANY STATE HAS DETERMINED WHETHER THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


Additional information about the contract and the Variable Account is contained in a Statement of Additional Information, dated the same date as this Prospectus, which has been filed with the SEC and is incorporated herein by reference. The Statement of Additional Information is available without charge upon request by writing us at the address on the front cover or by telephoning
(800) 493-8075. The SEC maintains a Web site (http://www.sec.gov) that contains the Statement of Additional Information and other information about us, the contracts and the Variable Account. We list the Table of Contents of the Statement of Additional Information on the next page.


*BEFORE JANUARY 1, 2005, WE WERE KNOWN AS "THE MANUFACTURERS LIFE INSURANCE COMPANY (U.S.A.)" AND WE REFERRED TO THE VARIABLE ACCOUNT AS "THE MANUFACTURERS LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H."

In this Prospectus, we refer to the issuer of the contract as "JOHN HANCOCK USA," "WE," "US," "OUR," or "THE COMPANY." We use the word "CONTRACT" to refer both to an individual contract and to a certificate evidencing a participating interest in a group contract. Contract values (other than those allocated to the fixed account) and variable annuity benefit payments will vary according to the investment performance of the sub-accounts of one of our separate accounts, John Hancock Life Insurance Company U.S.A. Separate Account H (the "VARIABLE ACCOUNT").

                                TABLE OF CONTENTS


SUMMARY......................................................................................            5
FEE TABLES...................................................................................            8
  Examples...................................................................................           11
GENERAL INFORMATION ABOUT US, THE VARIABLE ACCOUNT AND THE PORTFOLIOS........................           13
    John Hancock USA.........................................................................           13
    The Variable Account.....................................................................           13
    The Portfolios...........................................................................           14
DESCRIPTION OF THE CONTRACT..................................................................           18
  ELIGIBLE PLANS.............................................................................           18
  ELIGIBLE GROUPS............................................................................           18
  ACCUMULATION PERIOD PROVISIONS.............................................................           19
    Purchase Payments........................................................................           19
    Accumulation Units.......................................................................           20
    Value of Accumulation Units..............................................................           20
    Net Investment Factor....................................................................           20
    Maximum Number of Investment Options.....................................................           21
    Telephone and Electronic Transactions....................................................           22
    Special Transfer Services - Dollar Cost Averaging........................................           22
    Asset Rebalancing Program................................................................           23
    Withdrawals..............................................................................           23
    Special Withdrawal Services - The Income Plan............................................           24
    Death Benefit During Accumulation Period.................................................           24
  PAY-OUT PERIOD PROVISIONS..................................................................           26
    General..................................................................................           26
    Annuity Options..........................................................................           27
    Determination of Amount of the First Variable Annuity Benefit Payment....................           28
    Annuity Units and the Determination of Subsequent Variable Annuity Benefit Payments......           28
    Transfers During Pay-out Period..........................................................           29
    Death Benefit During Pay-out Period......................................................           29
  OTHER CONTRACT PROVISIONS..................................................................           29
    Right to Review..........................................................................           29
    Ownership................................................................................           29
    Annuitant................................................................................           30
    Beneficiary..............................................................................           30
    Modification.............................................................................           30
    Our Approval.............................................................................           30
    Discontinuance of New Owners.............................................................           30
    Misstatement and Proof of Age, Sex or Survival...........................................           30
  FIXED ACCOUNT INVESTMENT OPTIONS...........................................................           31
  OPTIONAL BENEFITS..........................................................................           34
    Guaranteed Principal Plus................................................................           34
    Enhanced Earnings Death Benefit Rider....................................................           41
CHARGES AND DEDUCTIONS.......................................................................           42
    Withdrawal Charges.......................................................................           42
    Waiver of Applicable Withdrawal Charge - Confinement to Eligible Nursing Home............           43
      Administration Fees....................................................................           44
    Mortality and Expense Risks Charge.......................................................           44
     Reduction or Elimination of Charges and Deductions......................................           44
    Taxes....................................................................................           45
FEDERAL TAX MATTERS..........................................................................           45
  INTRODUCTION...............................................................................           45
  OUR TAX STATUS.............................................................................           45
  Taxation of Annuities in General...........................................................           46
    Tax Deferral During Accumulation Period..................................................           46
    Taxation of Partial and Full Withdrawals.................................................           47
    Taxation of Annuity Benefit Payments.....................................................           48
    Taxation of Death Benefit Proceeds.......................................................           48
    Penalty Tax on Premature Distributions...................................................           49
    Aggregation of Contracts.................................................................           49
  QUALIFIED RETIREMENT PLANS.................................................................           49
    Direct Rollovers.........................................................................           50
    Loans....................................................................................           51
  FEDERAL INCOME TAX WITHHOLDING.............................................................           51
    Special Considerations for Puerto Rico Annuity Contracts.................................           51
GENERAL MATTERS..............................................................................           52
    Asset Allocation Services................................................................           52
    Restrictions Under the Texas Optional Retirement Program.................................           52
    Distribution of Contracts................................................................           52

    Contract Owner Inquiries.................................................................           53
    Confirmation Statements..................................................................           54
    Legal Proceedings........................................................................           54
    Voting Interest..........................................................................           54
    Reinsurance Arrangements.................................................................           54
APPENDIX A:  SPECIAL TERMS...................................................................          A-1
APPENDIX B:  EXAMPLES OF CALCULATION OF WITHDRAWAL CHARGE....................................          B-1
APPENDIX C:  STATE PREMIUM TAXES.............................................................          C-1
APPENDIX D:  QUALIFIED PLAN TYPES............................................................          D-1
APPENDIX E:  PRODUCT FEATURES AVAILABLE FOR OLDER CONTRACTS..................................          E-1
APPENDIX U:  TABLES OF ACCUMULATION UNIT VALUES..............................................            1

The Table of Contents of the STATEMENT OF ADDITIONAL INFORMATION lists the following subjects that it covers:


GENERAL INFORMATION AND HISTORY.........................             3
ACCUMULATION UNIT VALUE TABLES..........................             3
SERVICES................................................             3
       Independent Auditors.............................             3
       Servicing Agent..................................             3
       Principal Underwriter............................             3
APPENDIX A:  AUDITED FINANCIAL STATEMENTS...............           A-1



Wealthmark 05/2005

                                     SUMMARY

The Summary section is an overview of the contract. For further information, see the appropriate section of the prospectus.

OVERVIEW OF THE CONTRACT. The contract offered by this Prospectus is a flexible purchase payment deferred combination fixed and variable annuity contract. The contract provides for the accumulation of contract values and the payment of annuity benefits on a variable and/or fixed basis. The Prospectus describes both participating interests in group deferred annuity contracts and individual deferred annuity contracts.

Under the contract, the contract owner ("you"), make one or more payments to us for a period of time (the "ACCUMULATION period") and then later, beginning on the "MATURITY DATE" we make one or more annuity benefit payments (the "PAY-OUT PERIOD"). Contract values during the accumulation period and the amounts of annuity benefit payments during the pay-out period may either be variable or fixed, depending upon the investment option(s) you select. You may use the contract to fund either a non-qualified or tax-qualified retirement plan.


When you purchase a variable annuity for any tax-qualified retirement plan, the variable annuity does not provide any additional tax deferred treatment of earnings beyond the treatment provided by the plan. Consequently, you should purchase a variable annuity for a tax-qualified plan only on the basis of other benefits offered by the variable annuity. These benefits may include lifetime income payments, protection through living and death benefits, and guaranteed fees.


PURCHASE PAYMENT LIMITS. Except as noted below, the minimum initial purchase payment is $5,000 for Non-Qualified Contracts and $2,000 for Qualified Contracts. Purchase payments normally may be made at any time. If a purchase payment would cause your contract value to exceed $1,000,000, or your contract value already exceeds $1,000,000, however, you must obtain our approval in order to make the payment.


INVESTMENT OPTIONS. Variable. There is no limit on the number of investment options to which you may allocate purchase payments. Currently, forty-four Variable Account investment options are offered through this product. Each Variable Account investment option is a sub-account of the Variable Account that invests in an underlying Portfolio. A full description of each Portfolio is in the portfolio prospectuses. The portion of your contract value in the Variable Account and monthly variable annuity payments will reflect the investment performance of the sub-accounts selected.


Allocating assets only to one or a small number of the investment options should not be considered a balanced investment strategy. In particular, allocating assets to a small number of investment options that concentrate their investments in a particular business or market sector will increase the risk that the value of your contract will be more volatile since these investment options may react similarly to business or market specific events. Examples of business or market sectors where this risk historically has been and may continue to be particularly high include: (a) technology related businesses, including internet related businesses, (b) small cap securities and (c) foreign securities. The Company does not provide advice regarding appropriate investment allocations; please discuss this matter with your financial adviser.


Fixed. Under a fixed account investment option, we guarantee the principal value of purchase payments and the rate of interest credited to the investment account for the term of the guarantee period we may then make available. Fixed account investment options are not available in the State of Washington and may not be available in certain other states.



Subject to certain regulatory limitations, we may restrict payments and transfers to the fixed account investment options if the guaranteed interest rate in effect is equal to 3%.



TRANSFERS. During the accumulation period, you may transfer your contract values among the investment options without charge, subject to certain restrictions described under "TRANSFERS AMONG INVESTMENT OPTIONS". During the pay-out period, you may transfer your allocations among the variable account investment options, but transfers from variable account options to fixed account options or from fixed account options to variable account options are not permitted.


WITHDRAWALS. During the accumulation period, you may withdraw all or a portion of your contract value. The amount you withdraw from any investment account must be at least $300 or, if less, your entire balance in that investment account. If a partial withdrawal plus any applicable withdrawal charge would reduce your contract value to less than $300, we will treat your withdrawal request as a request to withdraw all of your contract value. A withdrawal charge and an administration fee may apply to your withdrawal. A withdrawal may be subject to income tax and a 10% IRS penalty tax. A systematic withdrawal plan service is available under the contract.

CONFIRMATION STATEMENTS. We will send you confirmation statements for certain transactions in your account. You should carefully review these statements to verify their accuracy. You should immediately report any mistakes to our Annuity Service Office (at the address or phone number shown on the cover of this Prospectus). If you fail to notify our Annuity Service Office of any mistake within 60 days of the mailing of the confirmation statement, you will be deemed to have ratified the transaction.


DEATH BENEFITS. We will pay the death benefit described below to your BENEFICIARY if you die during the accumulation period. If a contract is owned by more than one person, upon death of an owner the surviving contract owner will be deemed the beneficiary . No death benefit is payable on the death of any ANNUITANT (a natural person or persons to whom ANNUITY BENEFIT PAYMENTS are made and whose life is used to determine the duration of annuity benefit payments involving life contingencies), except that if any contract owner is not a natural person, the death of any annuitant will be treated as the death of an owner. The amount of the death benefit will be calculated as of the date on which our Annuity Service Office receives written notice and proof of death and all required claim forms. The formula used to calculate the death benefit may vary according to the age(s) of the contract owner(s) at the time the contract is issued and the age of the contract owner who dies. If there are any unpaid loans (including unpaid interest) under the contract, the death benefit equals the death benefit calculated according to the applicable formula, minus the amount of the unpaid loans. If the annuitant dies during the pay-out period and annuity payment method selected called for payments for a guaranteed period, we will make the remaining guaranteed payments to the beneficiary.


ANNUITY BENEFIT PAYMENTS. We offer a variety of fixed and variable annuity benefit payment options. Periodic annuity benefit payments will begin on the "maturity date" (the date marking the end of the accumulation period and the beginning of the pay-out period). You select the maturity date, the frequency of payment and the type of annuity benefit payment option. Annuity benefit payments are made to the annuitant.


Right to Review. You may cancel your contract by returning it to us within 10 days of receiving it or such other period as required by law. This period may vary by state and age of owner at issue.


MODIFICATION. In the case of a group annuity contract, we may not modify the contract or any certificate without the consent of the group holder or the owner, as applicable, except to make it conform to any law or regulation or ruling issued by a governmental agency. However, on 60 days' notice to the group holder, we may change the withdrawal charges, administration fees, mortality and expense risks charges, free withdrawal percentage, annuity payment rates and the market value charge as to any certificates issued after the effective date of the modification.


Currently Offered Optional Benefits. For the additional charge shown in the Fee Tables, you may elect either (or both) of the following optional benefit riders when you purchase a Venture contract (availability may vary by state):



      - Guaranteed Principal Plus. Under the Guaranteed Principal Plus rider ("GPP"), we guarantee that you may withdraw a percentage of your investment each year until you recover your initial payment(s), even if your contract value reduces to zero. We will increase the amounts we guarantee by a Bonus if you choose not to make any withdrawals at all during certain contract years. Depending on market performance, you may also be able to increase or "Step-Up" the amounts we guarantee on certain dates. If you withdraw more than a guaranteed annual amount, however, we will reduce the amounts we guarantee for future withdrawals. In the Prospectus, we refer to the overall amount we guarantee under GPP as the "Guaranteed Withdrawal Balance," "GWB" or "adjusted GWB." We refer to the guaranteed amount that you may withdraw each year as the "Guaranteed Withdrawal Amount" or "GWA." The initial GWB equals your purchase payment(s) for the contract and the initial GWA equals 5% of the initial payment(s). IF YOU ELECT TO PURCHASE GPP, YOU MAY INVEST YOUR CONTRACT VALUE ONLY IN THE INVESTMENT OPTIONS WE MAKE

            AVAILABLE WITH THIS BENEFIT. GPP is available only at contract issue and cannot be revoked once elected. GPP is not available for qualified contracts if you (or any joint owner) are over age 80. For a full description of GPP, including details on available investment options, benefits and limitations, see "OPTIONAL BENEFITS."



      - Enhanced Earnings Death Benefit Rider. Under the Enhanced Earnings rider ("EER"), we will increase the death benefit otherwise payable under the contract by a percentage of earnings, up to a maximum amount. Under EER, we increase the death benefit by 40% of the appreciation in the contract value upon the death of any contract owner before the maturity date if you (and every joint owner) are less than 70 years old when we issue a contract, and by 25% of the appreciation in the contract value if you (or any joint owner) is 70 or older at issue. We reduce the "appreciation in the contract value" proportionally in connection with partial withdrawals of contract value and, in the case of certain qualified contracts, by the amount of any unpaid loans under a contract. EER is available only at contract issue and cannot be revoked once elected.



Previously Offered Optional Benefits. Although this Prospectus principally describes the Wealthmark contract and our currently offered optional benefits, it also provides information about the following optional benefit riders that we previously made available:



      - Guaranteed Retirement Income Benefits. We offered one version ("GRIB II") between July, 2001 and May, 2003 and a second version ("GRIB III") between May, 2003 and May, 2004 (beginning and end dates may vary by state). These optional benefits guarantee a minimum lifetime fixed income benefit in the form of fixed monthly annuity benefit payments. We base our guarantee on an amount called the "Income Base," which can be increased or decreased as provided in the riders. The GRIB riders were available only at contract issue and cannot be revoked once elected.



      - Accelerated Beneficiary Protection Death Benefit. We offered the Accelerated Beneficiary Protection Death Benefit rider ("ABP") between December, 2003 and December, 2004. ABP provides a guaranteed death benefit amount ("ABP Death Benefit") which can be increased or decreased as provided in the rider. The ABP Death Benefit replaces any other death benefit under the contract. The ABP rider was available only at contract issue and cannot be revoked once elected. Once ABP is elected, the owner may only be changed to an individual who is the same age or younger than the oldest current owner.


DISCONTINUANCE OF NEW OWNERS. In the case of a group annuity contract, on thirty days' notice to the group holder, we may limit or discontinue acceptance of new applications and the issuance of new certificates.

TAXATION. Generally all earnings on the underlying investments are tax-deferred until withdrawn or until annuity benefit payments begin. Normally, a portion of each annuity benefit payment is taxable as ordinary income. Partial and total withdrawals generally are taxable as ordinary income to the extent contract value prior to the withdrawal exceeds the purchase payments you have made, minus any prior withdrawals that were not taxable. A 10% penalty tax may apply to withdrawals and annuity benefit programs prior to age 59 1/2.

                                   FEE TABLES



The following tables describe the fees and expenses that you will pay when buying, owning and surrendering a Wealthmark contract. The table also provides information about optional benefit riders that we no longer make available. The items listed under "Contract Owner Transaction Expenses" and "Separate Account Annual Expenses" are more completely described in this Prospectus under "Charges and Deductions." The items listed under "Total Annual Portfolio Operating Expenses" are described in detail in the portfolio prospectuses. Unless otherwise shown, the tables entitled "Contract Owner Transaction Expenses" and "Separate Account Annual Expenses" (including fees deducted from contract value for optional benefits) show the maximum fees and expenses.



THE FOLLOWING TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY AT THE TIME THAT YOU BUY THE CONTRACT, SURRENDER THE CONTRACT, OR TRANSFER CASH VALUE BETWEEN INVESTMENT OPTIONS. STATE PREMIUM TAXES MAY ALSO BE DEDUCTED.



 Contract Owner Transaction Expenses                                                    WEALTHMARK
 -----------------------------------                                                    ----------
Maximum Withdrawal Charge (as % of amount withdrawn or surrendered)(A)            6% for the first year
                                                                                  6% for the second year
                                                                                  5% for the third year
                                                                                  5% for the fourth year
                                                                                  4% for the fifth year
                                                                                  3% for the sixth year
                                                                                 2% for the seventh year
                                                                                      0% thereafter

Annual Contract Fee(B)                                                                     $30

Transfer Fee(C)

         Maximum Fee                                                                       $25

         Current Fee                                                                       $ 0



      (A) The charge is taken within the specified period of years measured from the date of payment.



      (B) The $30 annual administration fee will not be assessed prior to the maturity date under a WEALTHMARK contract if at the time of its assessment the sum of all investment account values is greater than or equal to $100,000.



      (C) We reserve the right to impose a charge in the future for transfers in excess of 12 per year. The amount of this fee will not exceed the lesser of $25 or 2% of the amount transferred.



The following table describes fees and expenses that you will pay periodically during the time that you own the contract. This table does not include annual portfolio operating expenses.



                                                                                        WEALTHMARK
                                                                                        ----------
Separate Account Annual Expenses (A)
Mortality and expense risks fee                                                            1.25%
  Administration fee- asset based                                                          0.15%
                                                                                           ----
Total Separate Account Annual Expenses (With No Optional Riders Reflected)                 1.40%

Optional EER Benefit Fee                                                                   0.20%
                                                                                           ----
Total Separate Account Annual Expenses (With EER Fee)                                      1.60%

Fees Deducted from Contract Value for Currently Offered Optional Benefits

Guaranteed Principal Plus (as a percentage of Adjusted GWB) B
         Maximum fee
         Current fee                                                                       0.75%B
                                                                                           0.30%B

Fees Deducted from Contract Value for Previously Offered Optional Benefits

Guaranteed Retirement Income Programs(C)
(as a percentage of Income Base)
GRIB II                                                                                    0.45%
GRIB III                                                                                   0.50%

Accelerated Beneficiary Protection Death Benefit(D)                                        0.50%

                                                                                        WEALTHMARK
                                                                                        ----------
(AS A PERCENTAGE OF    ABP DEATH BENEFIT)


            (A) A Daily charge reflected as a percentage of the variable investment accounts unless otherwise noted.


            (B) The current charge is 0.30%. We reserve the right to increase the charge to a maximum charge of 0.75% if the GWB is "Stepped-Up" to equal the contract value. The charge is deducted on an annual basis from the contract value.



            (C) Subject to state availability, GRIB II was offered from July, 2001 to May, 2003 and thereafter in certain states until GRIB III and/or Guaranteed Principal Plus became available. Subject to state availability, GRIB III was offered from May, 2003 through April, 2005. GRIB II could not be purchased once GRIB III became available. GRIB II and GRIB III could not be purchased if you elected to purchase GPP or the ABP.



            (D) Subject to state availability, the ABP was offered from December, 2003 through December 2004. This optional benefit could not be purchased, however, if you elected to purchase GPP, GRIB II, or GRIB III.


THE NEXT TABLE DESCRIBES THE MINIMUM AND MAXIMUM TOTAL OPERATING EXPENSES CHARGED BY THE PORTFOLIOS THAT YOU MAY PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT. MORE DETAIL CONCERNING EACH PORTFOLIO'S FEES AND EXPENSES IS CONTAINED IN THE PORTFOLIO'S PROSPECTUS.


TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES(A)                                           Minimum        Maximum
--------------------------------------------                                           -------        -------
Range of expenses that are deducted from fund assets, including management
fees, Rule 12b-1 fees, and other expenses                                               0.67%          1.88%



(A) The minimum and maximum expenses shown do not reflect any expense reimbursements. If such reimbursements were reflected, the minimum and maximum expenses would be 0.63% and 1.84%, respectively. Expense reimbursements may be terminated at any time.


THE FOLLOWING TABLE DESCRIBES THE OPERATING EXPENSES FOR EACH OF THE PORTFOLIOS, AS A PERCENTAGE OF THE PORTFOLIO'S AVERAGE NET ASSETS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2004. MORE DETAIL CONCERNING EACH PORTFOLIO'S FEES AND EXPENSES IS CONTAINED IN THE PORTFOLIO'S PROSPECTUS AND IN THE NOTES FOLLOWING THE TABLE.


                                                                                             TOTAL
                                                     MANAGEMENT   RULE 12b-1    OTHER        ANNUAL
PORTFOLIO                                               FEES        FEES       EXPENSES     EXPENSES
---------                                               ----        ----       --------     --------
Alger American Balanced                                0.75%         0.00%       0.12%       0.87%
Alger American Leveraged AllCap                        0.85%         0.00%       0.12%       0.97%
Credit Suisse Trust-Emerging Markets(1)                1.25%         0.00%       0.44%       1.69%
Credit Suisse Trust Global Small Cap(1)                1.25%         0.00%       0.32%       1.57%
Dreyfus I.P. MidCap Stock (2)                          0.75%         0.25%       0.03%       1.03%
Dreyfus Socially Responsible Growth Fund Inc.          0.75%         0.25%       0.06%       1.06%
AIM V.I. Utilities Fund                                0.60%         0.25%       0.41%       1.26%
Scudder Capital Growth (3)                             0.47%         0.25%       0.16%       0.88%
Scudder Global Discovery(3)                            0.98%         0.25%       0.29%       1.52%
Scudder Growth and Income(3)                           0.48%         0.25%       0.16%       0.89%
Scudder Health Sciences(3)                             0.75%         0.25%       0.27%       1.27%
Scudder International (3)                              0.87%         0.25%       0.26%       1.38%
Scudder Aggressive Growth (5)                          0.75%         0.25%       0.41%       1.41%
Scudder Blue Chip (5)                                  0.65%         0.25%       0.18%       1.08%
Scudder Large Cap Value(5)                             0.75%         0.25%       0.18%       1.18%
Scudder Global Blue Chip (5)                           1.00%         0.25%       0.59%       1.84%
Scudder Government & Agency Securities                 0.55%         0.25%       0.20%       1.00%
Scudder High Income                                    0.60%         0.25%       0.21%       1.06%
Scudder International Select Equity                    0.75%         0.25%       0.28%       1.28%
Scudder Fixed Income (5)                               0.60%         0.25%       0.18%       1.03%
Scudder Strategic Income (5)                           0.65%         0.25%       0.32%       1.22%
Scudder Money Market                                   0.49%         0.25%       0.17%       0.91%
Scudder Small Cap Growth                               0.65%         0.25%       0.20%       1.10%
Scudder Technology Growth                              0.75%         0.25%       0.22%       1.22%

                                                                                             TOTAL
                                                     MANAGEMENT   RULE 12b-1    OTHER        ANNUAL
PORTFOLIO                                               FEES        FEES       EXPENSES     EXPENSES
---------                                               ----        ----       --------     --------
Scudder Total Return                                   0.55%         0.25%       0.17%       0.97%
SVS Davis Venture Value (5)                            0.95%         0.25%       0.24%       1.44%
SVS Dreman Financial Services (5)                      0.75%         0.25%       0.22%       1.22%
SVS Dreman High Return Equity (5)                      0.73%         0.25%       0.18%       1.16%
SVS Dreman Small Cap Value (5)                         0.75%         0.25%       0.16%       1.16%
SVS Index 500 5, (7)                                   0.20%         0.25%       0.22%       0.67%
SVS INVESCO Dynamic Growth (5)                         1.00%         0.25%       0.63%       1.88%
SVS Janus Growth and Income(5)                         0.75%         0.25%       0.24%       1.24%
SVS Janus Growth Opportunities (5)                     0.75%         0.25%       0.25%       1.25%
SVS MFS Strategic Value (5)                            0.95%         0.25%       0.59%       1.79%
SVS Oak Strategic Equity (5)                           0.95%         0.25%       0.29%       1.49%
SVS Turner MidCap Growth (5)                           1.00%         0.25%       0.31%       1.56%
Scudder Templeton Foreign Value (5),(6)                0.95%         0.25%       0.40%       1.60%
Scudder Mercury Large Cap Core (5),(6),(8)             0.90%         0.25%       0.35%       1.50%
Scudder Conservative Income Strategy(5),(6),(8)        0.15%         0.25%       0.41%       0.81%
Scudder Income & Growth Strategy (5),(6),(8)           0.15%         0.25%       0.41%       0.81%
Scudder Growth & Income Strategy (5),(6),(8)           0.15%         0.25%       0.41%       0.81%
Scudder Growth Strategy (5),(6),(8)                    0.15%         0.25%       0.41%       0.81%
Scudder Real Estate Securities(10)                     0.90%         0.25%       0.52%       1.67%
Scudder Bond (4)                                       0.48%         0.25%       0.22%       0.95%



(1) Fee waivers and or expense reimbursements reduced expenses for the Portfolio, without which performance would be lower. Waivers and /or reimbursements may be discontinued at any time.



(2) The Dreyfus Corporation has agreed, until December 31, 2005, to waive receipt of its fees and/or assume the expenses of the portfolio so that the expenses do not (excluding taxes, brokerage commissions, extraordinary expenses, interest expenses and commitment fees on borrowings) exceed 1.00%.



(3). Pursuant to their respective agreements with Scudder Variable Series I, the investment manager, the underwriter and the accounting agent have agreed, for the one year period commencing on May 1, 2005, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses of the following described portfolios to the amounts set forth after the portfolio names, A and B share classes respectively: Balanced - Class A (1.00%), Bond - Class A (0.71%), Capital Growth (1.08%, 1.08%), Scudder Global Discovery (1.24%, 1.24%), Growth and Income (1.09%, 1.09%), Scudder Health Sciences (0.95%, 1.35%), International (1.37%, 1.37%), Money Market - Class A (0.68%), and Scudder 21st Century Growth (1.25%, 1.25%).



(4) Estimated since no Class B shares were issued as of December 31, 2004.



(5) Pursuant to their respective agreements with Scudder Variable Series II, the investment manager, the underwriter and the accounting agent have agreed, for the one year period commencing on May 1, 2005, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses of the following described Portfolios to the amounts set forth after the Portfolio names, A and B share-classes, respectively: SVS MFS Strategic Value (1.15%, 1.55%), SVS Invesco Dynamic Growth (1.30%, 1.70%), SVS Turner Mid Cap Growth (1.30%, 1.70%), SVS Oak Strategic Equity (1.15%, 1.55%), SVS Davis Venture Value (1.15%, 1.55%), SVS Dreman High Return Equity (0.87%, 1.27%), SVS Focus Value+Growth (0.84%, 1.24%), SVS Eagle Focused Large Cap Growth (1.15%, 1.55%), SVS Dreman Financial Services (0.99%, 1.39% ), SVS Janus Growth Opportunities (0.95%, 1.35%), SVS Janus Growth and Income (0.95%, 1.35%), Scudder Aggressive Growth ( 0.95%, 1.35%), Scudder Technology Growth (0.95%, 1.35%), Scudder Large Cap Value (0.80%, 1.20%), SVS Dreman Small Cap Value (0.84%, 1.24%), Scudder Fixed Income (0.80%, 1.20%), Scudder Strategic Income (1.05%, 1.30%), Scudder Blue Chip (0.95%, 1.35%), SVS Index 500 (0.377%,
0.627%), Scudder Global Blue Chip (1.56%, 1.96%), Scudder Conservative Income Strategy - Class B (0.75%), Scudder Growth & Income Strategy - Class B (0.75%), Scudder Growth Strategy - Class B (0.75%), Scudder Income & Growth Strategy - Class B (0.75%), Scudder Templeton Foreign Value (1.14%, 1.34%) and Scudder Mercury Large Cap Core (1.00%, 1.20%).



(6) Other expenses are estimated since the Portfolio had less than six months of operations during the last fiscal year. Actual expenses will be different.



(7) Management fees have been restated to reflect the new fee schedule effective October 1, 2004.



(8) This table describes the fees and expenses that you may directly pay if you buy and hold Portfolio shares. The Portfolio will also indirectly bear its proportionate share of fees and expenses incurred by the underlying Portfolios in which the Portfolio is invested. These indirect fees and expenses are not reflected in the table above.



(9) Management fees have been restated to reflect the new fee schedule effective May 1, 2005.



(10) Pursuant to their respective agreements with Scudder VIT Funds, the investment manager, the underwriter and the accounting agent have agreed, for the one year period commencing on May 1, 2005, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses to the following amounts, A and B share classes respectively: (1.10%, 1.50%).

Examples



The following four examples are intended to help you compare the cost of investing in a WEALTHMARK contract with the cost of investing in other variable annuity contracts. These costs include contract owner expenses, contract fees, separate account annual expenses and portfolio fees and expenses. Examples 1 and 2 pertain to currently offered WEALTHMARK contracts; one with currently offered optional benefit riders and one without. Examples 3 and 4 pertain to previously issued WEALTHMARK contracts; one with previously offered optional benefit riders and one without.



Currently offered WEALTHMARK contracts. The following example assumes that you invest $10,000 in a contract with the EER and GPP optional benefit riders. This example also assumes that your investment has a 5% return each year and assumes the maximum annual contract fee and the maximum fees and expenses of any of the portfolios. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:



      Example 1. Maximum portfolio operating expenses - Currently offered WEALTHMARK Contract with optional riders:



                                                           1 YEAR       3 YEARS        5 YEARS      10 YEARS
                                                           ------       -------        -------      --------
If you surrender the contract at the end of the              $978        $1,768         $2,579        $4,493
applicable time period:
If you annuitize, or do not surrender the contract           $429        $1,305         $2,204        $4,493
at the end of the applicable time period:



The next example assumes that you invest $10,000 in a currently offered WEALTHMARK contract, but with no optional riders. This example also assumes that your investment has a 5% return each year and assumes the average annual contract fee we expect to receive for the contracts and the minimum fees and expenses of any of the portfolios. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:



      Example 2. Minimum portfolio operating expenses - Currently offered WEALTHMARK Contract with no optional riders:



                                                           1 YEAR       3 YEARS        5 YEARS      10 YEARS
                                                           ------       -------        -------      --------
If you surrender the contract at the end of the              $767        $1,142         $1,511        $2,390
applicable time period:
If you annuitize, or do not surrender the contract           $210          $648         $1,111        $2,390
at the end of the applicable time period:



WEALTHMARK contracts with previously offered optional benefit rider. The following examples pertain to previously issued contracts. Example 3 assumes that you invest $10,000 in a contract with the EER and the previously offered GRIB III optional benefit rider. This example also assumes that your investment has a 5% return each year and assumes the maximum annual contract fee and the maximum fees and expenses of any of the portfolios. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:



      Example 3. Maximum portfolio operating expenses - WEALTHMARK Contract with previously offered optional benefit rider:



                                                           1 Year       3 Years        5 Years      10 Years
                                                           ------       -------        -------      --------
If you surrender the contract at the end of the              $951        $1,692         $2,452        $4,297
applicable time period:
If you annuitize, or do not surrender the contract           $403        $1,226         $2,073        $4,297
at the end of the applicable time period:



The next example assumes that you invest $10,000 in a previously issued Wealthmark contract with no optional riders. This example also assumes that your investment has a 5% return each year and assumes the average annual contract fee we expect to receive for the contracts and the minimum fees and expenses of any of the portfolios. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

      Example 4. Minimum portfolio operating expenses - WEALTHMARK Contract with no previously offered optional benefit rider:



                                                           1 Year       3 Years        5 Years      10 Years
                                                           ------       -------        -------      --------
If you surrender the contract at the end of the              $767        $1,142         $1,511        $2,390
applicable time period:
If you annuitize, or do not surrender the contract           $210          $648         $1,111        $2,390
at the end of the applicable time period:


For purposes of presenting the foregoing Examples, we have made certain assumptions. We have assumed that, where applicable, the maximum deferred sales load is deducted, that there are no transfers or other transactions. Those assumptions (each of which is mandated by the SEC in an attempt to provide prospective investors with standardized data with which to compare various annuity contracts) do not take into account certain features of the contract and prospective changes in the size of the portfolio which may operate to change the expenses borne by contract owners. CONSEQUENTLY, THE AMOUNTS LISTED IN THE EXAMPLES ABOVE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES AND ACTUAL EXPENSES BORNE BY CONTRACT OWNERS MAY BE GREATER OR LESS THAN THOSE SHOWN.

LOCATION OF FINANCIAL STATEMENTS OF REGISTRANT AND DEPOSITOR. Our financial statements and those of the Variable Account may be found in the Statement of Additional Information.

GENERAL INFORMATION ABOUT US, THE VARIABLE ACCOUNT AND THE PORTFOLIOS

We are an indirect subsidiary of MFC.

JOHN HANCOCK USA


We are a stock life insurance company incorporated in Maine on August 20, 1955 and redomesticated under the laws of Michigan on December 30, 1992. Our annuity service office is located at 601 Congress Street, Boston, Massachusetts 02210-2805. Our ultimate parent is Manulife Financial Corporation ("MFC"), a publicly traded company, based in Toronto, Canada. MFC is the holding company of The Manufacturers Life Insurance Company and its subsidiaries, collectively known as MANULIFE Financial.



John Hancock USA has received the following ratings from independent rating agencies:


      A++ A.M. Best
      Superior companies have a very strong ability to meet their obligations; 1st category of 16

      AA+ Fitch
      Very strong capacity to meet policyholder and contract obligations; 2nd category of 24

      AA+ Standard & Poor's
      Very strong financial security characteristics; 2nd category of 21

      Aa2 Moody's
      Excellent in financial strength; 3rd category of 21

These ratings, which are current as of the date of this prospectus and are subject to change, are assigned as a measure of John Hancock USA's ability to honor any guarantees provided by the contract and any applicable optional riders but not specifically to its products, the performance (return) of these products, the value of any investment in these products upon withdrawal or to individual securities held in any portfolio.


We use our Variable Account to invest the contract values you allocate to the Portfolio(s)


THE VARIABLE ACCOUNT


The Manufacturers Life Insurance Company of North America ("Manulife North America") established the Variable Account on August 24, 1984 as a separate account under the laws of Michigan. When Manulife North America merged with us on January 1, 2002 . We became the owner of the Variable Account and reestablished it as one of our separate accounts under the laws of Delaware. As a result of this merger, we became the owner of all of Manulife North America's assets, including the assets of the Variable Account, and assumed all of Manulife North America's obligations including those under its contracts. The merger had no other effects on the terms and conditions of contracts issued prior to January 1, 2002.


The income, gains and losses, whether or not realized, from assets of the Variable Account are credited to or charged against the Variable Account without regard to our other income, gains or losses. Nevertheless, all obligations arising under the contracts are our general corporate obligations. Assets of the Variable Account may not be charged with liabilities arising out of any of our other business.


The Variable Account is registered with the SEC under the Investment Company Act of 1940, as amended (the "1940 Act") as a unit investment trust. A unit investment trust is a type of investment company which invests its assets in specified securities, such as the shares of one or more investment companies.



Registration under the 1940 Act does not involve supervision by the SEC of the management or investment policies or practices of the Variable Account. If we determine that it would be in the best interests of persons having voting rights under the contracts, the Variable Account may be operated as a management company under the 1940 Act or it may be deregistered if 1940 Act registration were no longer required.



The Variable Account currently has forty- four sub-accounts. When you allocate a purchase payment or transfer money to a Variable Account investment option, the sub-account purchases shares of a corresponding portfolio (usually with a name similar to that of the sub-account). We reserve the right, subject to compliance with applicable law, to add other sub-accounts, eliminate existing sub-accounts, combine sub-accounts or transfer assets in one sub-account to another sub-account that we, or an affiliated company, may establish. We will not eliminate existing sub-accounts or combine sub-accounts without the prior approval of the appropriate state or federal regulatory authorities.

The Portfolios are mutual funds in which the Variable Account invests.

THE PORTFOLIOS


When you select a Variable Account investment option, we invest your money in a sub-account of the Variable Account which invests in shares of a corresponding Portfolio of one of the following so-called "series" type mutual funds:



      -     AIM Variable Insurance Fund


      -     The Alger American Fund

      -     Credit Suisse Trust

      -     Dreyfus Investment Portfolios

      -     The Dreyfus Socially Responsible Growth Fund, Inc.

      -     Scudder Variable Series I

      -     Scudder Variable Series II


      -     Scudder Investments VIT Funds Trust



Each of these mutual funds is registered under the 1940 Act as an open-end management investment company. The table in the "Summary - Total Annual Portfolio Operating Expenses" section of the Prospectus shows the investment management fees, Rule 12b-1 fees and other operating expenses for the applicable Portfolio shares as a percentage (rounded to two decimal places) of each Portfolio's average daily net assets for 2004, except as indicated in the footnotes appearing at the end of the table. Fees and expenses of the Portfolios are not fixed or specified under the terms of the Contracts and may vary from year to year. These fees and expenses differ for each Portfolio and reduce the investment return of each Portfolio. Therefore, they also indirectly reduce the return you will earn on any Variable Account investment options you select.


The Portfolios are investment vehicles for variable life insurance and variable annuity contracts and certain qualified retirement plans. Portfolio shares are sold only to insurance company separate accounts and qualified retirement plans. Portfolio shares may be sold to separate accounts of other insurance companies, whether or not affiliated with us. It is conceivable that in the future it may be disadvantageous for variable life insurance separate accounts and variable annuity separate accounts of companies unaffiliated with us, or for variable life insurance separate accounts, variable annuity separate accounts and qualified retirement plans to invest simultaneously in the Portfolios. Currently, we do not foresee disadvantages to variable life insurance owners, variable annuity owners or qualified retirement plans. The Portfolios monitor events for material conflicts between owners and determine what action, if any, should be taken. In addition, if we believe that a Portfolio's response to any of those events or conflicts insufficiently protects Contracts, we will take appropriate action.


- The Portfolios pay us or certain of our affiliates compensation for some of the distribution, administrative, shareholder support, marketing and other services we or our affiliates provide to the Portfolios. The amount of this compensation is based on a percentage of the assets of the Portfolios attributable to the variable insurance products that we and our affiliates issue. These percentages may differ from Portfolio to Portfolio. In some cases, the compensation is derived from the Rule 12b-1 fees which are deducted from a Portfolio's assets and paid for the services we or our affiliates provide to that Portfolio. In addition, compensation payments of up to 0.50% of assets may be made by a Portfolio's investment adviser or its affiliates. We or our affiliates pay Scudder Distributors, Inc., the principal underwriter for the Scudder Variable Series I, Scudder Variable Series II and Scudder Investments VIT Funds Trust, a percentage of some or all of the amounts we or our affiliates receive as additional compensation for the marketing support services it provides. Any of these compensation payments do not, however, result in any charge to you in addition to what is shown in the Total Annual Portfolio Operating Expenses table.



The following tables contain a general description of the Portfolios that we make available under the contracts. You can find a full description of each Portfolio, including the investment objectives, policies and restrictions of, and the risks relating to, investment in the Portfolio in the prospectus for that Portfolio. You should read the Portfolio's prospectus carefully before investing in the corresponding Variable Account investment option.

                          AIM VARIABLE INSURANCE FUNDS



Portfolio                 Portfolio Manager    Investment Description
---------                 -----------------    ----------------------
AIM V.I. Utilities Fund   AIM Advisors, Inc.   seeks capital appreciation and income by investing
Portfolio (formerly,                           primarily in companies engaged in the utilities sector.
"Invesco VIF-Utilities
Fund Portfolio")



                               ALGER AMERICAN FUND
                                (Class C Shares):



Portfolio                 Portfolio Manager    Investment Description
---------                 -----------------    ----------------------
Alger American Balanced   Fred Alger           seeks current income and long-term capital appreciation.
Portfolio                 Management, Inc.

Alger American Leveraged  Fred Alger           seeks long-term capital appreciation.
AllCap Portfolio          Management, Inc.



                              CREDIT SUISSE TRUST:



Portfolio                 Portfolio Manager    Investment Description
---------                 -----------------    ----------------------
Credit Suisse             Credit Suisse Asset  seeks long-term growth of capital by investing in
Trust-Emerging Markets    Management, LLC      equity securities of emerging markets.
Portfolio

Credit Suisse Trust       Credit Suisse Asset  seeks long-term growth of capital by investing
Global Small Cap          Management, LLC      primarily in equity securities of U.S. and foreign
Portfolio (formerly,                           companies considered to be in their
"Credit Suisse Trust                           post-venture-capital stage of development.
Global Post-Venture
Capital Portfolio")



                          DREYFUS INVESTMENT PORTFOLIOS
                             (Service Class Shares)



Portfolio                 Portfolio Manager    Investment Description
---------                 -----------------    ----------------------
Dreyfus I.P. MidCap       The Dreyfus          seeks to provide investment results that are greater
Stock Portfolio           Corporation          than the total return performance of publicly traded
                                               common stocks of medium-size domestic companies in the
                                               aggregate, as represented by the Standard & Poors's
                                               MidCap 400(R) Index.*



               THE DREYFUS SOCIALLY RESPONSIBLE GROWTH FUND, INC.
                             (Service Class Shares)



Portfolio                 Portfolio Manager    Investment Description
---------                 -----------------    ----------------------
Dreyfus Socially          The Dreyfus          seeks to provide capital growth with current income as
Responsible Growth Fund   Corporation          a secondary goal by investing in common stocks of
Inc. Portfolio                                 companies that, in the opinion of the Portfolio's
                                               management, not only meet traditional investment
                                               standards, but also conduct their business in a manner
                                               that contributes to the enhancement of the quality
                                               of life in America.



                            SCUDDER VARIABLE SERIES I
                                (Class B Shares)



Portfolio                 Portfolio Manager    Investment Description
---------                 -----------------    ----------------------
Scudder Capital Growth    Deutsche             seeks to maximize long-term capital growth through
Portfolio                 Investment           a broad and flexible investment program.
                          Management
                          Americas
                          Inc. ("DeIM")

Scudder Global            DeIM                 seeks above-average capital appreciation over the long
Discovery Portfolio                            term by investing primarily in the equity securities of
                                               small companies located throughout the world.

                            SCUDDER VARIABLE SERIES I
                                (Class B Shares)


Portfolio                 Portfolio Manager    Investment Description
---------                 -----------------    ----------------------
Scudder Growth and        DeIM                 seeks long-term growth of capital, current income
Income                                         and growth of income.
Portfolio

Scudder Health Sciences   DeIM                 seeks long-term growth of capital by investing at least
Portfolio                                      80% of total assets, plus the amount of any borrowings
                                               for investment purposes, in common stocks of companies
                                               in the health sector.

Scudder International     DeIM                 seeks long-term growth of capital primarily through
Portfolio                                      diversified holdings of marketable foreign equity
                                               investments.



                           SCUDDER VARIABLE SERIES II:
                                (Class B Shares)



Portfolio                 Portfolio Manager    Investment Description
---------                 -----------------    ----------------------
Scudder Aggressive        DeIM                 seeks capital appreciation through the use of
Growth Portfolio                               aggressive investment techniques.

Scudder Blue Chip         DeIM                 seeks growth of capital and income.
Portfolio

Scudder Large Cap Value   DeIM                 seeks to achieve a high rate of total return.
Portfolio

Scudder Global Blue       DeIM                 seeks long-term capital growth.
Chip Portfolio

Scudder Government &      DeIM                 seeks high current income consistent with preservation
Agency Securities                              of capital.
Portfolio

Scudder High Income       DeIM                 seeks to provided a high level of current income.
Portfolio(formerly,
"Scudder High Yield
Portfolio")

Scudder International     DeIM                 seeks capital appreciation.
Select Equity Portfolio

Scudder Fixed Income      DeIM                 seeks high current income.
Portfolio (formerly,
"Scudder Investment
Grade Bond Portfolio")

Scudder Strategic Income  DeIM                 seeks high current return through investing mainly in
Portfolio                                      Bonds issued by US and foreign corporations and
                                               governments.

Scudder Money Market      DeIM                 seeks maximum current income to the extent consistent
Portfolio                                      with stability of principal.

Scudder Small Cap         DeIM                 seeks maximum appreciation of investors' capital.
Growth Portfolio

Scudder Technology        DeIM                 seeks growth of capital.
Growth Portfolio

Scudder Total Return      DeIM                 seeks high total return, a combination of income and
Portfolio                                      capital appreciation.

SVS Davis Venture Value   DeIM                 seeks growth of capital.
Portfolio

SVS Dreman Financial      DeIM                 seeks long-term capital appreciation.
Services Portfolio

SVS Dreman High Return    DeIM                 seeks to achieve a high rate of total return.
Equity Portfolio

SVS Dreman Small Cap      DeIM                 seeks long-term capital appreciation.
Value Portfolio

                           SCUDDER VARIABLE SERIES II:
                                (Class B Shares)



Portfolio                 Portfolio Manager    Investment Description
---------                 -----------------    ----------------------
SVS Index 500 Portfolio   DeIM                 seeks returns that, before expenses, correspond to the
                                               total return of U.S. common stocks as represented by
                                               the Standard & Poor's 500 Companies Stock Price Index.*

SVS Invesco Dynamic       DeIM                 seeks long-term capital growth.
Growth Portfolio

SVS Janus Growth and      DeIM                 seeks long-term capital growth and current income.
Income Portfolio

SVS Janus Growth          DeIM                 seeks long-term growth of capital in a manner
Opportunities Portfolio                        consistent with the preservation of capital.

SVS MFS Strategic Value   DeIM                 seeks capital appreciation.
Portfolio

SVS Oak Strategic         DeIM                 seeks long-term capital growth.
Equity Portfolio

SVS Turner MidCap         DeIM                 seeks capital appreciation.
Growth Portfolio

Scudder Templeton         DeIM                 seeks long-term capital growth by investing, under
Foreign Value Portfolio                        normal market conditions, at least 80% of its net
                                               assets in equity securities of companies outside the
                                               U.S., including emerging markets.

Scudder Mercury Large     DeIM                 seeks long-term capital growth by investing primarily
Cap Core Portfolio                             in a diversified portfolio of equity securities of
                                               large-cap companies located in the U.S.

Scudder Conservative      DeIM                 seeks current income and, as a secondary objective,
Income Strategy                                long-term growth of capital.
Portfolio

Scudder Income &          DeIM                 seeks a balance of current income and long-term
Growth                                         growth of capital with an emphasis on current income.
Strategy Portfolio

Scudder Growth & Income   DeIM                 seeks a balance of long-term growth of capital and
Strategy Portfolio                             current income with an emphasis on growth of capital.

Scudder Growth Strategy   DeIM                 seeks long-term growth of capital.
Portfolio

Scudder Bond Portfolio    DeIM                 Seeks to provide a high level of income consistent with
                                               a high quality portfolio of debt securities.  Under
                                               normal circumstances, the portfolio invests at least
                                               80% of net assets, plus the amount of any borrowings
                                               for investment purposes, in bonds of any maturity.



                      SCUDDER INVESTMENTS VIT FUNDS TRUST
                               (Class B Shares):



Portfolio                 Portfolio Manager    Investment Description
---------                 -----------------    ----------------------
Scudder Real Estate       Deutsch Asset        seeks long-term capital appreciation and current income
Securities Portfolio      Management, Inc.     by investing primarily in real estate securities.



*"Standard & Poor's(R)," "S&P 500(R)," "Standard and Poor's 500(R)" and "S&P Mid Cap 400(R)" are trademarks of The McGraw-Hill Companies, Inc. "Russell 2000(R)," "Russell 2000(R) Growth" and "Russell 3000(R)" are trademarks of Frank Russell Company. "Wilshire 5000(R)" is a trademark of Wilshire Associates. "MSCI All Country World ex USIndex" and "EAFE(R)" are trademarks of Morgan Stanley & Co. Incorporated. None of the Index Trusts are sponsored, endorsed, managed, advised, sold or promoted by any of these companies, and none of these companies make any representation regarding the advisability of investing in the Trust.


The assets of each Portfolio are held separate from the assets of the other Portfolios, and each Portfolio has its own distinct investment objective and policies. Each Portfolio operates as a separate investment

Portfolio, and the investment performance of one Portfolio has no effect on the investment performance of any other Portfolio.


The Portfolios are investment vehicles for variable life insurance and variable annuity contracts and certain qualified retirement plans. Portfolio shares are sold only to insurance company separate accounts and qualified retirement plans. Portfolio shares may be sold to separate accounts of other insurance companies, whether or not affiliated with us. It is conceivable that in the future it may be disadvantageous for variable life insurance separate accounts and variable annuity separate accounts of companies unaffiliated with us, or for variable life insurance separate accounts, variable annuity separate accounts and qualified retirement plans to invest simultaneously in the Portfolios. Currently, we do not foresee disadvantages to variable life insurance owners, variable annuity owners or qualified retirement plans. The Portfolios monitor events for material conflicts between owners and determine what action, if any, should be taken. In addition, if we believe that a Portfolio's response to any of those events or conflicts insufficiently protects Contracts, we will take appropriate action.


If shares of a Portfolio are no longer available for investment or in our judgment investment in a Portfolio becomes inappropriate, we may eliminate the shares of the Portfolio and substitute shares of another open-end registered investment company. Substitution may be made with respect to both existing investments and the investment of future purchase payments. However, we will make no such substitution without first notifying you and obtaining approval of the SEC (to the extent required by the 1940 Act).

You instruct us how to vote shares.

Shares of the Portfolios held in the Variable Account will be voted at any shareholder meetings in accordance with voting instructions received from the persons having the voting interest in the contracts. We will determine the number of portfolio shares for which voting instructions may be given not more than 90 days prior to the meeting. Proxy materials will be distributed to each person having the voting interest in the contract together with appropriate forms for giving voting instructions. We will vote all Portfolio shares that we hold (including our own shares and those we hold in the Variable Account for contract owners) in proportion to the instructions so received.

During the accumulation period, the contract owner has the voting interest under a contract. During the pay-out period, the annuitant has the voting interest under a contract. We reserve the right to make any changes in the voting rights described above that may be permitted by the federal securities laws, regulations or interpretations thereof. For further information on voting interest under the contract, see "Voting Interest" in this prospectus.

DESCRIPTION OF THE CONTRACT


ELIGIBLE Plans



  The contract may be issued to fund plans qualifying for special income tax treatment under the Code, such as individual retirement accounts and annuities, pension and profit-sharing plans for corporations and sole proprietorships/partnerships ("H.R. 10"and "Keogh" plans), tax-sheltered annuities, and state and local government deferred compensation plans (see "QUALIFIED RETIREMENT PLANS"). The contract is also designed so that it may be used with non-qualified retirement plans, such as payroll savings plans and such other groups (with or without a trustee) as may be eligible under applicable law.


Eligible Groups


Contracts have been issued to Venture Trust, as group holder for groups comprised of persons who have brokerage accounts with brokers having selling agreements with John Hancock Distributors, LLC, ("JHD LLC") (formerly Manulife Financial Securities, LLC the principal underwriter of the contracts.)


An eligible member of a group to which a contract has been issued may become an owner under the contract by submitting a completed application, if required by us, and a minimum purchase payment. A certificate summarizing the rights and benefits of the owner under the group contract, or an individual contract will be issued to an applicant acceptable to us. We reserve the right to decline to issue a certificate to any person in our sole discretion. All rights and privileges under the contract may be exercised by each owner as to his or her interest unless expressly reserved to the group holder. However, provisions of any plan in connection with which the contract was issued may restrict an owner's ability to exercise such rights and privileges.

ACCUMULATION PERIOD PROVISIONS

Initial purchase payments usually must be at least $5,000, subsequent ones at least $30, and total payments no more than $1 million (without our approval).


PURCHASE PAYMENTS

Your purchase payments are made to us at our Annuity Service Office. Except as noted below, the minimum initial purchase payment is $5,000 for Non-Qualified Contracts and $2,000 for Qualified Contracts. Subsequent purchase payments must be at least $30. Purchase payments may be made at any time and must be in U.S. dollars. We may provide for purchase payments to be automatically withdrawn from your bank account on a periodic basis. If a purchase payment would cause your contract value to exceed $1,000,000 or your contract value already exceeds $1,000,000, you must obtain our approval in order to make the payment.


We may reduce or eliminate the minimum initial purchase payment requirement, upon your request, in the following circumstances:



      - You purchase your contract through a 1035 exchange or qualified plan transfer of an existing contract(s) issued by another carrier(s) AND at the time of application, the value of your existing contract(s) meets or exceeds the applicable minimum initial purchase payment requirement AND prior to John Hancock USA's receipt of such 1035 monies, the value drops below the applicable minimum initial purchase payment requirement due to market conditions.



      - You purchase more than one new contract and such contracts cannot be combined AND the average initial purchase payment for these new contracts is equal to or greater than $50,000.


      - You and your spouse each purchase at least one new contract AND the average initial purchase payment for the new contract(s) is equal to or greater than $50,000.


      - You purchase a contract that will be used within John Hancock USA's Individual 401(k) Program.



      - You purchase a new qualified plan contract under an already existing qualified retirement plan AND the plan is currently invested in one or more qualified retirement plan contracts established prior to June 1. 2004



      - You purchase multiple contracts issued in conjunction with a written Retirement Savings Plan (either qualified or non-qualified), for the benefit of plan participants AND the annuitant under each contract is a plan participant AND the average initial purchase payment for these new contracts is equal to or greater than $50,000.


If permitted by state law, we may cancel a contract at the end of any two consecutive contract years in which no purchase payments have been made, if both:

      - the total purchase payments made over the life of the contract, less any withdrawals, are less than $2,000; and

      - the contract value at the end of such two year period is less than $2,000.

We may vary the cancellation of contract privileges in certain states in order to comply with state insurance laws and regulations. If we cancel your contract, we will pay you the contract value computed as of the valuation period during which the cancellation occurs, minus the amount of any outstanding loan and minus the annual $30 administration fee. The amount paid will be treated as a withdrawal for federal tax purposes and thus may be subject to income tax and to a 10% IRS penalty tax (see "FEDERAL TAX MATTERS").


You designate how your purchase payments are to be allocated among the investment options. You may change the allocation of subsequent purchase payments at any time by notifying us in writing (or by telephone or internet if you comply with our telephone and electronic transactions procedures described below).

The value of an investment account is measured in "accumulation units," which vary in value with the performance of the underlying Portfolio.

ACCUMULATION UNITS

During the accumulation period, we will establish an "INVESTMENT ACCOUNT" for you for each Variable Account investment option to which you allocate a portion of your contract value. Amounts are credited to those investment accounts in the form of "ACCUMULATION UNITS" (units of measure used to calculate the value of the variable portion of your contract during the accumulation period). The number of accumulation units to be credited to each investment account is determined by dividing the amount allocated to that investment account by the value of an accumulation unit for that investment account next computed after the purchase payment is received at our Annuity Service Office complete with all necessary information or, in the case of the first purchase payment, pursuant to the procedures described below.

Initial purchase payments received by mail will usually be credited on the business day (any date on which the New York Stock Exchange is open and the net asset value of a Portfolio is determined) on which they are received at our Annuity Service Office, and in any event not later than two business days after our receipt of all information necessary for issuing the contract. Subsequent purchase payments will be credited on the business day they are received at our Annuity Service Office. You will be informed of any deficiencies preventing processing if your contract cannot be issued. If the deficiencies are not remedied within five business days after receipt, your purchase payment will be returned promptly, unless you specifically consent to our retaining your purchase payment until all necessary information is received. Initial purchase payments received by wire transfer from broker-dealers will be credited on the business day received by us if the broker-dealers have made special arrangements with us.

VALUE OF ACCUMULATION UNITS

The value of your accumulation units will vary from one business day to the next depending upon the investment results of the investment options you select. The value of an accumulation unit for each sub-account was arbitrarily set at $10 or $12.50 for the first business day under other contracts we have issued. The value of an accumulation unit for any subsequent business day is determined by multiplying the value of an accumulation unit for the immediately preceding business day by the net investment factor for that sub-account (described below) for the business day for which the value is being determined. Accumulation units will be valued as of the end of each business day. A business day is deemed to end at the time of the determination of the net asset value of the Portfolio shares.

NET INVESTMENT FACTOR

The net investment factor is an index used to measure the investment performance of a sub-account from one business day to the next (the "VALUATION PERIOD"). The net investment factor may be greater or less than or equal to one; therefore, the value of an accumulation unit may increase, decrease or remain the same. The net investment factor for each sub-account for any valuation period is determined by dividing (a) by (b) and subtracting (c) from the result:

Where (a) is:

      - the net asset value per share of a portfolio share held in the sub-account determined at the end of the current valuation period, plus;

      - the per share amount of any dividend or capital gain distributions made by the portfolio on shares held in the sub-account if the "ex-dividend" date occurs during the current valuation period.

Where (b) is the net asset value per share of a portfolio share held in the sub-account determined as of the end of the immediately preceding valuation period.

Where (c) is a factor representing the charges deducted from the sub-account on a daily basis for Separate Account Annual Expenses.

TRANSFERS AMONG INVESTMENT OPTIONS

During the accumulation period, you may transfer amounts among the variable account investment options and from those investment options to the fixed account investment options, subject to the restrictions set forth below.


You may make a transfer by providing written notice to us , by telephone or by other electronic means that we may provide through the internet (See "TELEPHONE AND ELECTRONIC TRANSACTIONS"). Accumulation units will be canceled from the investment account from which you transfer amounts and credited to the investment account to which you transfer amounts. Your contract value on the date of the transfer will not be affected by a transfer. You must transfer at least $300 or, if less, the entire value of the investment account. If after the transfer the amount remaining in the investment account is less than $100, then we will transfer the entire amount instead of the requested amount.

Currently, we do not impose a charge for transfer requests. The first twelve transfers in a contract year are free of any transfer charge. For each additional transfer in a contract year, we do not currently assess a charge but reserve the right (to the extent permitted by your contract) to assess a reasonable charge (not to exceed the lesser of $25 or 2% of the amount transferred) to reimburse us for the expenses of processing transfers.

We have adopted a policy and procedures to restrict frequent transfers of contract value among variable investment options.

Variable investment options in variable annuity and variable life insurance products can be a prime target for abusive transfer activity because these products value their variable investment options on a daily basis and allow transfers among variable investment options without immediate tax consequences. As a result, some investors may seek to frequently transfer into and out of variable investment options in reaction to market news or to exploit some perceived pricing inefficiency. Whatever the reason, long-term investors in a variable investment option can be harmed by frequent transfer activity since such activity may expose the variable investment options underlying a portfolio to increased portfolio transaction costs and/or disrupt the portfolio manager's ability to effectively manage a portfolio in accordance with its investment objective and policies , both of which may result in dilution with respect to interests held for long-term investment.

To discourage disruptive frequent trading activity, we have adopted a policy for the Variable Account to restrict transfers to two per calendar month per contract, with certain exceptions, and procedures to count the number of transfers made under a contract. Under the current procedures of the Variable Account, we count all transfers made during the period from the opening of trading each day the net asset value of the shares of a portfolio are determined (usually 9 a.m.) to the close of trading that day (the close of day-time trading of the New York Stock Exchange (usually 4 p.m.) as a SINGLE transfer. We do NOT count: (a) scheduled transfers made pursuant to our Dollar Cost Averaging program or our Asset Rebalancing Program, (b) transfers from a fixed account option at the end of its guarantee period, (c) transfers made within a prescribed period before and after a substitution of underlying portfolios and
(d) transfers made during the pay-out period (these transfers are subject to a 30 day notice requirement, however, as described in the "Transfers During Pay-out Period" section of this Prospectus). Under the Variable Account's policy and procedures, Contract owners may transfer to a Money Market investment option even if the two transfer per month limit has been reached if 100% of the contract value in all variable investment options is transferred to that Money Market investment option. If such a transfer to a Money Market investment option is made, for a 30 calendar day period after such transfer, no subsequent transfers from that Money Market investment option to another variable account investment option may be made. We apply the Variable Account's policy and procedures uniformly to all contract owners.

We reserve the right to take other actions to restrict trading, including, but not limited to:

      -     restricting the number of transfers made during a defined period,

      -     restricting the dollar amount of transfers,

      - restricting the method used to submit transfers (e.g., requiring transfer requests to be submitted in writing via U.S. mail), and

      -     restricting transfers into and out of certain subaccounts.

In addition, we reserve the right to defer a transfer at any time we are unable to purchase or redeem shares of the portfolios. We also reserve the right to modify or terminate the transfer privilege at any time (to the extent permitted by applicable law).

While we seek to identify and prevent disruptive frequent trading activity, it is not always possible to do so. Therefore, no assurance can be given that the restrictions we impose will be successful in restricting disruptive frequent trading activity and avoiding harm to long term investors.

MAXIMUM NUMBER OF INVESTMENT OPTIONS

There is no limit on the number of investment options to which you may allocate purchase payments.

We permit you to make certain types of transactions by telephone or electronically through the internet.

TELEPHONE AND ELECTRONIC TRANSACTIONS



When you purchase a contract, we will automatically permit you to request transfers and withdrawals by telephone. We will also permit you to access information about your contract, request transfers and perform some transactions (other than withdrawals) electronically through the internet. You can contact us:


      -     By calling us at 1-800-493-8075, or

      - By the internet (electronically) through the website at www.scudder.com

To access information and perform electronic transactions through our website, you will be required to create an account with a username and password, and maintain a valid e-mail address. You may also authorize other people to make certain transaction requests by telephone or electronically through the internet by sending us instructions in a form acceptable to us.


We will not be liable for following instructions communicated by telephone or electronically that we reasonably believe to be genuine. We will employ reasonable procedures to confirm that instructions we receive are genuine. Our procedures require you to provide information to verify your identity when you call us and we will record all conversations with you. When someone contacts us by telephone and follows our procedures, we will assume that you are authorizing us to act upon those instructions. For electronic transactions through the internet, you will need to provide your username and password. You are responsible for keeping your password confidential and must notify us of:


      -     Any loss or theft of your password, or

      -     Any unauthorized use of your password

We may only be liable for any losses due to unauthorized or fraudulent instructions where we fail to employ our procedures properly.


All transaction instructions we receive by telephone or electronically will be followed by a confirmation statement of the transaction. Transaction instructions we receive by telephone or electronically before the close of the New York Stock Exchange, which is usually 4:00 p.m. Eastern time on any Valuation Day, will usually be effective at the end of that day. Your ability to access or transact business electronically may be limited due to circumstances beyond our control, such as system outages, or during periods when our telephone lines or our website may be busy. We may, for example, experience unusual volume during periods of substantial market change.



We may suspend, modify or terminate our telephone or electronic transaction procedures at any time. We may, for example, impose limits on the maximum withdrawal amount available to you through a telephone transaction. Also, as stated earlier in this prospectus, we have imposed restrictions on transfers and reserve the right to take other actions to restrict trading, including the right to restrict the method used to submit transfers (e.g., by requiring transfer requests to be submitted in writing via U.S. mail). We also reserve the right to suspend or terminate the transfer privilege altogether with respect to anyone who we feel is abusing the privilege to the detriment of others.


Dollar Cost Averaging and Asset Rebalancing programs are available.

SPECIAL TRANSFER SERVICES - DOLLAR COST AVERAGING


We administer a Dollar Cost Averaging ("DCA") program. If you enter into a DCA agreement, you may instruct us to transfer monthly a predetermined dollar amount from any variable account investment option, the one year fixed account investment option, or the DCA fixed account investment option to other variable account investment options until the amount in the investment option from which the transfer is made is exhausted. In states where approved by the state insurance department, a DCA fixed account investment option may be established under the DCA program to make automatic transfers. Only purchase payments (and not existing contract values) may be allocated to the DCA fixed account investment option.


From time to time, we may offer special DCA programs where the rate of interest credited to a fixed account investment option exceeds our actual earnings on the supporting assets, less appropriate risk and expense adjustments. In such case, any amounts credited to your account in excess of amounts earned by us on the assets in the general account will be recovered from existing charges described in your contract. Your contract charges will not increase as a result of electing to participate in any special DCA program.

The DCA program is generally suitable if you are making a substantial deposit and desire to control the risk of investing at the top of a market cycle. The DCA program allows investments to be made in equal installments over time in an effort to reduce that risk. Therefore, a lower purchase price may be achieved over the long-term by purchasing more accumulation units of a particular sub-account when the unit value is low; less when the unit value is high. However, the DCA program does not guarantee profits or prevent losses in a declining market and requires regular investment regardless of fluctuating price levels. Contract owners interested in the DCA program should consider their financial ability to continue purchases through periods of low price levels. If you are interested in the DCA program, you may elect to participate in the program on an appropriate authorization form. You may obtain a separate authorization form and full information concerning the program and its restrictions from your securities dealer or our Annuity Service Office. There is no charge for participation in the DCA program.

ASSET REBALANCING PROGRAM

We administer an Asset Rebalancing Program which enables you to specify the percentage levels you would like to maintain in particular portfolios. Your contract value will be automatically rebalanced pursuant to the schedule described below to maintain the indicated percentages by transfers among the portfolios. (Fixed account investment options are not eligible for participation in the Asset Rebalancing Program.) The entire value of the variable investment accounts must be included in the Asset Rebalancing Program. Other investment programs, such as the DCA program, or other transfers or withdrawals may not work in concert with the Asset Rebalancing Program. Therefore, you should monitor your use of these other programs and any other transfers or withdrawals while the Asset Rebalancing Program is being used. If you are interested in the Asset Rebalancing Program, you may obtain a separate authorization form and full information concerning the program and its restrictions from your securities dealer or our Annuity Service Office. There is no charge for participation in the Asset Rebalancing Program.

Asset rebalancing will only be permitted on the following time schedules:

      - quarterly on the 25th day of the last month of the calendar quarter (or the next business day if the 25th is not a business day);

      - semi-annually on June 25th and December 26th (or the next business day if these dates are not business days); or

      - annually on December 26th (or the next business day if December 26th is not a business day).

You may withdraw all or a portion of your contract value, but may incur withdrawal charges and tax liability as a result.

WITHDRAWALS

During the accumulation period, you may withdraw all or a portion of your contract value upon written request (complete with all necessary information) to our Annuity Service Office. You may make withdrawals by telephone if you have authorized telephone withdrawals, as described above under "Telephone Transactions." For certain qualified contracts, exercise of the withdrawal right may require the consent of the qualified plan participant's spouse under the Internal Revenue Code of 1986, as amended (the "CODE"). In the case of a total withdrawal, we will pay the contract value as of the date of receipt of the request at our Annuity Service Office, minus the annual $30 administration fee (if applicable), any unpaid loans and any applicable withdrawal charge. The contract then will be canceled. In the case of a partial withdrawal, we will pay the amount requested and cancel accumulation units credited to each investment account equal in value to the amount withdrawn from that investment account plus any applicable withdrawal charge deducted from that investment account.

When making a partial withdrawal, you should specify the investment options from which the withdrawal is to be made. The amount requested from an investment option may not exceed the value of that investment option minus any applicable withdrawal charge. If you do not specify the investment options from which a partial withdrawal is to be taken, the withdrawal will be taken from the variable account investment options until exhausted and then from the fixed account investment options, beginning with the shortest guarantee period first and ending with the longest guarantee period last. If the partial withdrawal is less than the total value in the variable account investment options, the withdrawal will be taken proportionately from all of your variable account investment options. For rules governing the order and manner of withdrawals from the fixed account investment options, see "FIXED ACCOUNT INVESTMENT OPTIONS".

There is no limit on the frequency of partial withdrawals; however, the amount withdrawn must be at least $300 or, if less, the entire balance in the investment option. If after the withdrawal (and deduction of any withdrawal charge) the amount remaining in the investment option is less than $100, we will treat the partial withdrawal as a withdrawal of the entire amount held in the investment option. If a partial withdrawal plus any applicable withdrawal charge would reduce the contract value to less than $300, we will treat the partial withdrawal as a total withdrawal of the contract value.

The amount of any withdrawal from the variable account investment options will be paid promptly, and in any event within seven calendar days of receipt of the request, complete with all necessary information at our Annuity Service Office, except that we reserve the right to defer the right of withdrawal or postpone payments for any period when:

      - the New York Stock Exchange is closed (other than customary weekend and holiday closings),

      -     trading on the New York Stock Exchange is restricted,

      - an emergency exists as a result of which disposal of securities held in the Variable Account is not reasonably practicable or it is not reasonably practicable to determine the value of the Variable Account's net assets, or

      - the SEC, by order, so permits for the protection of security holders; provided that applicable rules and regulations of the SEC shall govern as to whether trading is restricted or an emergency exists.




Withdrawals from the contract may be subject to income tax and a 10% IRS penalty tax (see "FEDERAL TAX MATTERS"). Withdrawals are permitted from contracts issued in connection with Section 403(b) qualified plans only under limited circumstances (see APPENDIX D - "QUALIFIED PLAN TYPES").

Systematic "Income Plan" withdrawals are available.

SPECIAL WITHDRAWAL SERVICES - THE INCOME PLAN

We administer an Income Plan ("IP") which permits you to pre-authorize a periodic exercise of the contractual withdrawal rights described above. After entering into an IP agreement, you may instruct us to withdraw a level dollar amount from specified investment options on a periodic basis. The total of IP withdrawals in a contract year is limited to not more than 10% of the purchase payments made (to ensure that no withdrawal or market value charge will ever apply to an IP withdrawal). If additional withdrawals, outside the IP program, are taken from a contract in the same contract year in which an IP program is in effect, IP withdrawals taken after the free withdrawal amount has been exceeded are subject to a withdrawal charge. The IP is not available to contracts participating in the dollar cost averaging program or for which purchase payments are being automatically deducted from a bank account on a periodic basis. IP withdrawals will be free of market value charges. IP withdrawals, like other withdrawals, may be subject to income tax and a 10% IRS penalty tax. If you are interested in an IP, you may obtain an appropriate authorization form and full information concerning the program and its restrictions from your securities dealer or our Annuity Service Office. There is no charge for participation in the IP program.

If you die during the accumulation period, your beneficiary will receive a death benefit that might exceed your contract value.

DEATH BENEFIT DURING ACCUMULATION PERIOD

IN GENERAL. The following discussion applies principally to contracts that are not issued in connection with qualified plans, i.e., "NON-QUALIFIED CONTRACTS." Tax law requirements applicable to qualified plans, including IRAs, and the tax treatment of amounts held and distributed under such plans, are quite complex. Accordingly, if your contract is to be used in connection with a qualified plan, you should seek competent legal and tax advice regarding the suitability of the contract for the situation involved and the requirements governing the distribution of benefits, including death benefits, from a contract used in the plan. In particular, if you intend to use the contract in connection with a qualified plan, including an IRA, you and your advisor should consider that there is some uncertainty as to the income tax effects of the death benefit on qualified plans, including IRAs. (See "FEDERAL TAX MATTERS" and Appendix D "Qualified Plan Types").

AMOUNT OF DEATH BENEFIT. If any owner dies, the death benefit will be the greater of:

      -     the contract value; or

      -     the Minimum Death Benefit.

If there is any debt, the death benefit equals the amount described above less the debt under the contract.

1. If the oldest owner had an attained age of less than 81 years on the contract date, the Minimum Death Benefit will be determined as follows:

      (a) During the first contract year, the Minimum Death Benefit will be the sum of all purchase payments made, less any amount deducted in connection with partial withdrawals.

      (b) During any subsequent contract year, the Minimum Death Benefit will be the greater of (i) or (ii), where:

            (i) is the sum of all purchase payments made, less any amount deducted in connection with partial withdrawals; and

            (ii) is the greatest Anniversary Value prior to the oldest owner's attained age 81. The Anniversary Value is equal to the contract value on a contract anniversary, increased by all purchase payments made, less any amount deducted in connection with partial withdrawals, since that contract anniversary.

2. If the oldest owner had an attained age of 81 or greater on the contract date, the Minimum Death Benefit will be the sum of all purchase payments made, less any amount deducted in connection with partial withdrawals.


We limit the Minimum Death Benefit on Wealthmark contracts so that it does not exceed $10,000,000 except in HI, MA, MN, & VT and for certain Wealthmark contracts issued before July 2003. We will also reduce the Minimum Death Benefit proportionally in connection with partial withdrawals . For contracts issued prior to January 1, 2003, however, the amount deducted in connection with partial withdrawals will be the dollar amount of the partial withdrawal.



PAYMENT OF DEATH BENEFIT. The determination of the death benefit will be made on the date we receive written notice and "proof of death" as well as all required claims forms from all beneficiaries, at our Annuity Service Office. No one is entitled to the death benefit until this time. Death benefits will be paid within 7 days of that determination. Proof of death occurs when we receive one of the following at our Annuity Service Office :



            -     a certified copy of a death certificate; or


            - a certified copy of a decree of a court of competent jurisdiction as to the finding of death; or

            -     any other proof satisfactory to us.

If there are any unpaid loans, the death benefit equals the death benefit, as described above, minus the amount of unpaid loans (including unpaid interest).

We will pay the death benefit to the beneficiary if any contract owner dies before the maturity date. If there is a surviving owner, that contract owner will be deemed to be the beneficiary. No death benefit is payable on the death of any annuitant, except that if any owner is not a natural person, the death of any annuitant will be treated as the death of an owner. On the death of the last surviving annuitant, the owner, if a natural person, will become the annuitant unless the owner designates another person as the annuitant.

The death benefit may be taken in the form of a lump sum immediately. If not taken immediately, the contract will continue subject to the following:

            -     The beneficiary will become the owner.

            - Any excess of the death benefit over the contract value will be allocated to the owner's investment accounts in proportion to their relative values on the date of receipt at our Annuity Service Office of due proof of the owner's death and all required claim forms.

            -     No additional purchase payments may be made.


            - Withdrawal charges will be waived for all future distributions.


            - If the deceased owner's spouse is the beneficiary, the spouse continues the contract as the new owner. In such a case, the distribution rules applicable when a contract owner dies will apply when the spouse, as the owner, dies. In addition, a death benefit will be paid upon the death of the spouse. For purposes of calculating the death benefit payable upon the death of the spouse (excluding any optional benefits), the death benefit paid upon the first owner's death will be treated as a purchase payment to the contract. In addition, the death benefit on the last day of the previous contract year (or the last day of the contract year ending just prior to the owner's 81st birthday, if applicable) shall be set to zero as of the date of the first owner's death.


            - If the beneficiary is not the deceased owner's spouse, distribution of the owner's entire interest in the contract must be made within five years of the owner's death, or alternatively, distribution may be made as an annuity, under one of the annuity options described below under "Annuity Options," which begins within one year of the owner's death and is payable over the life of the beneficiary or over a period not extending beyond the life expectancy of the beneficiary. If distribution is not made as an annuity, upon the death of the beneficiary, the death benefit will equal the contract value and must be distributed immediately in a single sum.

            - Alternatively, if the contract is not a qualified contract and if the beneficiary is not the deceased owner's spouse, distribution of the owner's entire interest in the contract may be made as a series of withdrawals over the beneficiary's life expectancy. If this form of distribution is selected, the beneficiary may not reduce or stop the withdrawals but may in any year withdraw more than the required amount for that year. If life expectancy withdrawals have been selected and the initial beneficiary dies while value remains in the contract, a successor beneficiary may either take a lump sum distribution of the remaining balance or continue periodic withdrawals according to the original schedule based on the initial beneficiary's life expectancy.

Please see Optional Benefits for a discussion of benefits available to beneficiaries under each optional rider.




A substitution or addition of any contract owner may result in resetting the death benefit to an amount equal to the contract value as of the date of the change. For purposes of subsequent calculations of the death benefit prior to the maturity date, the contract value on the date of the change will be treated as a purchase payment made on that date. In addition, all purchase payments made and all amounts deducted in connection with partial withdrawals prior to the date of the change will not be considered in the determination of the death benefit. No such change in death benefit will be made if the person whose death will cause the death benefit to be paid is the same after the change in ownership or if ownership is transferred to the owner's spouse.

Death benefits will be paid within seven calendar days of the date the amount of the death benefit is determined, as described above, subject to postponement under the same circumstances that payment of withdrawals may be postponed (see "WITHDRAWALS").

In designating beneficiaries you may impose restrictions on the timing and manner of payment of death benefits. The description of death benefits in this prospectus does not reflect any of the restrictions that could be imposed, and it should be understood as describing what will happen if the contract owner chooses not to restrict death benefits under the contract. If the contract owner imposes restrictions, those restrictions will govern payment of the death benefit.

PAY-OUT PERIOD PROVISIONS

Annuity benefit payments may be paid in several ways.

GENERAL


Generally, we will begin paying annuity benefits to the annuitant under the contract on the contract's maturity date (the first day of the pay-out period). The maturity date is the date specified on your contract's specifications page, unless you change that date. If no date is specified, the maturity date is the first day of the month following the later of the 85th birthday of the oldest annuitant or the tenth contract anniversary. You may specify a different maturity date at any time by written request at least one month before both the previously specified and the new maturity date. The new maturity date may not be later than the previously specified maturity date unless we consent. Maturity dates which occur when the annuitant is at an advanced age, e.g., past age 85, may have adverse income tax consequences (see

"FEDERAL TAX MATTERS"). Distributions from qualified contracts may be required before the maturity date.


You may select the frequency of annuity benefit payments. However, if the contract value at the maturity date is such that a monthly payment would be less than $20, we may pay the contract value, minus any unpaid loans, in one lump sum to the annuitant on the maturity date.

ANNUITY OPTIONS

Annuity benefit payments are available under the contract on a fixed, variable, or combination fixed and variable basis. Upon purchase of the contract, and at any time during the accumulation period, you may select one or more of the annuity options described below on a fixed and/or variable basis or choose an alternate form of payment acceptable to us. If an annuity option is not selected, we will provide as a default option a life annuity with payments guaranteed for ten years as described below. Annuity benefit payments will be determined based on the Investment Account Value of each investment option at the maturity date. Internal Revenue Service ("IRS") regulations may preclude the availability of certain annuity options in connection with certain qualified contracts including contracts used in connection with IRAs.

Please read the description of each annuity option carefully. In general, a non-refund life annuity provides the highest level of payments. However, because there is no guarantee that any minimum number of payments will be made, an annuitant may receive only one payment if the annuitant dies prior to the date the second payment is due. Annuities with payments guaranteed for a certain number of years may also be elected but the amount of each payment will be lower than that available under the non-refund life annuity option.

The following annuity options are guaranteed in the contract.

      OPTION 1(a): NON-REFUND LIFE ANNUITY - An annuity with payments during the lifetime of the annuitant. No payments are due after the death of the annuitant. Because there is no guarantee that any minimum number of payments will be made, an annuitant may receive only one payment if the annuitant dies prior to the date the second payment is due.

      OPTION 1(b): LIFE ANNUITY WITH PAYMENTS GUARANTEED FOR 10 YEARS - An annuity with payments guaranteed for 10 years and continuing thereafter during the lifetime of the annuitant. Because payments are guaranteed for 10 years, annuity benefit payments will be made to the end of such period if the annuitant dies prior to the end of the tenth year.

      OPTION 2(a): JOINT & SURVIVOR NON-REFUND LIFE ANNUITY - An annuity with payments during the lifetimes of the annuitant and a designated co-annuitant. No payments are due after the death of the last survivor of the annuitant and co-annuitant. Because there is no guarantee that any minimum number of payments will be made, an annuitant or co-annuitant may receive only one payment if the annuitant and co-annuitant die prior to the date the second payment is due.

      OPTION 2(b): JOINT & SURVIVOR LIFE ANNUITY WITH PAYMENTS GUARANTEED FOR 10 YEARS - An annuity with payments guaranteed for 10 years and continuing thereafter during the lifetimes of the annuitant and a designated co-annuitant. Because payments are guaranteed for 10 years, annuity benefit payments will be made to the end of such period if both the annuitant and the co-annuitant die prior to the end of the tenth year.

In addition to the foregoing annuity options which we are contractually obligated to offer at all times, we currently offer the following annuity options. We may cease offering the following annuity options at any time and may offer other annuity options in the future.

      OPTION 3: LIFE ANNUITY WITH PAYMENTS GUARANTEED FOR 5, 15 OR 20 YEARS - An Annuity with payments guaranteed for 5, 15 or 20 years and continuing thereafter during the lifetime of the annuitant. Because payments are guaranteed for the specific number of years, annuity benefit payments will be made to the end of the last year of the 5, 15 or 20 year period.

      OPTION 4: JOINT & TWO-THIRDS SURVIVOR NON-REFUND LIFE ANNUITY - An annuity with full payments during the joint lifetime of the annuitant and a designated co-annuitant and two-thirds payments during the lifetime of the survivor. Because there is no guarantee that any minimum number of payments will be made, an annuitant or co-annuitant may receive only one payment if the annuitant and co-annuitant die prior to the date the second payment is due.

      OPTION 5: PERIOD CERTAIN ONLY ANNUITY FOR 10, 15 OR 20 YEARS - An annuity with payments for a 10, 15 or 20 year period and no payments thereafter.


FULL SURRENDERS DURING THE PAY-OUT PERIOD. You may surrender your Contract, after the pay-out period has begun, only if you have selected a variable pay-out under Option 5: Period Certain Only Annuity for 10, 15, or 20 years. Under this option, we will pay you the Commuted Value of your Contract minus any applicable Withdrawal Charges. The Commuted Value is determined on the day we receive your written request for Surrender.


If you elect to take the entire Commuted Value of the remaining annuity benefit payments due in the Period Certain, no future annuity benefit payments will be made.


PARTIAL SURRENDERS DURING THE PAY-OUT PERIOD. Partial Surrenders are permitted after the pay-out period has begun, only if you have selected a variable pay-out under Option 5: Period Certain Only Annuity for 10, 15, or 20 years. You make take partial surrenders of amounts equal to the Commuted Value of the payments that we would have made during the Period Certain. We will deduct any applicable Withdrawal Charges. The Commuted Value is determined on the day we receive your written request for Surrender.


If you elect to take only the Commuted Value of some of the remaining annuity benefit payments due in the Period Certain, we will reduce the remaining annuity benefit payments during the remaining period certain.


DETERMINATION OF AMOUNT OF THE FIRST VARIABLE ANNUITY BENEFIT PAYMENT



The first variable annuity benefit payment is determined by applying the portion of the proceeds (minus any applicable premium taxes) applied to purchase a variable annuity to the annuity tables contained in the contract. The amount of the contract value will be determined as of the date not more than ten business days prior to the maturity date. Contract value used to determine annuity benefit payments will be reduced by any applicable premium taxes.



The rates contained in the annuity tables vary with the annuitant's sex and age and the annuity option selected. However, for contracts issued in connection with certain employer-sponsored retirement plans sex-distinct tables may not be used. Under such tables, the longer the life expectancy of the annuitant under any life annuity option or the longer the period for which payments are guaranteed under the option, the smaller the amount of the first monthly variable annuity benefit payment will be.


ANNUITY UNITS AND THE DETERMINATION OF SUBSEQUENT VARIABLE ANNUITY BENEFIT PAYMENTS


Variable annuity benefit payments after the first one will be based on the investment performance of the sub-accounts selected during the pay-out period. The amount of a subsequent payment is determined by dividing the amount of the first annuity benefit payment from each sub-account by the annuity unit value of that sub-account (as of the same date the contract value to effect the annuity was determined) to establish the number of annuity units which will thereafter be used to determine payments. This number of annuity units for each sub-account is then multiplied by the appropriate annuity unit value as of a uniformly applied date not more than ten business days before the annuity benefit payment is due, and the resulting amounts for each sub-account are then totaled to arrive at the amount of the annuity benefit payment to be made. The number of annuity units generally remains constant throughout the pay-out period (assuming no transfer is made). A pro-rata portion of the administration fee will be deducted from each annuity payment.



The value of an annuity unit for each sub-account for any business day is determined by multiplying the annuity unit value for the immediately preceding business day by the net investment factor for that sub-account (see "NET INVESTMENT FACTOR") for the valuation period for which the annuity unit value is being calculated and by a factor to neutralize the assumed interest rate. Generally, if the net investment factor is greater than the assumed interest rate, the payment amount will increase. If the net investment factor is less than the assumed interest rate, the payment amount will decrease.



A 3% assumed interest rate is built into the annuity tables in the contract used to determine the first variable annuity benefit payment.

Some transfers are permitted during the pay-out period, but subject to different limitations than during the accumulation period.

TRANSFERS DURING PAY-OUT PERIOD


Once variable annuity benefit payments have begun, you may transfer all or part of the investment upon which those payments are based from one sub-account to another. You must submit your transfer request to our Annuity Service Office at least 30 DAYS BEFORE the due date of the first annuity benefit payment to which your transfer will apply. Transfers after the maturity date will be made by converting the number of annuity units being transferred to the number of annuity units of the sub-account to which the transfer is made, so that the next annuity benefit payment if it were made at that time would be the same amount that it would have been without the transfer. Thereafter, annuity benefit payments will reflect changes in the value of the annuity units for the new sub-account selected. We reserve the right to limit, upon notice, the maximum number of transfers a contract owner may make per contract year to four. Once annuity benefit payments have commenced, no transfers may be made from a fixed annuity option to a variable annuity option or from a variable annuity option to a fixed annuity option. In addition, we reserve the right to defer the transfer privilege at any time that we are unable to purchase or redeem shares of a portfolio. We also reserve the right to modify or terminate the transfer privilege at any time in accordance with applicable law.


DEATH BENEFIT DURING PAY-OUT PERIOD

If an annuity option providing for payments for a guaranteed period has been selected, and the annuitant dies during the pay-out period, we will make the remaining guaranteed payments to the beneficiary. Any remaining payments will be made at least as rapidly as under the method of distribution being used as of the date of the annuitant's death. If no beneficiary is living, we will commute any unpaid guaranteed payments to a single sum (on the basis of the interest rate used in determining the payments) and pay that single sum to the estate of the last to die of the annuitant and the beneficiary.

OTHER CONTRACT PROVISIONS

You have a ten-day right to cancel your contract.


RIGHT TO REVIEW



You may cancel the contract by returning it to our Annuity Service Office or agent at any time within 10 days after receiving it or such other period as required by law. Within 7 days of receiving a returned contract, we will pay you the contract value (minus any unpaid loans), computed at the end of the business day on which we receive your returned contract.


No withdrawal charge is imposed upon return of a contract within the ten day right to review period. The ten day right to review may vary in certain states in order to comply with the requirements of state insurance laws and regulations. When the contract is issued as an individual retirement annuity under Sections 408 or 408A of the Code, during the first 7 days of the 10 day period, we will return all purchase payments if this is greater than the amount otherwise payable.

(Applicable to Residents of California Only)

Residents in California age 60 and greater may cancel the contract by returning it to our Annuity Service Office or agent at any time within 30 days after receiving it. If you cancel the contract during this 30 day period and your purchase payments were allocated to a fixed account investment option or the Money-Market investment option, we will pay you the original amount of your purchase payments. If your purchase payments were allocated to a Variable Account investment option (other than the Money Market portfolio), we will pay you the contract value, (minus any unpaid loans), computed at the end of the business day on which we receive your returned contract.


Your purchase payments will be placed in either (a) the fixed account investment option, (b) the Money Market investment option or (c) in one or more of the Variable Account investment options, based upon your instructions on the application. Unless you instruct us otherwise, we will place your purchase payments in the Money Market investment option.


You are entitled to exercise all rights under your contract.

OWNERSHIP

The contract owner is the person entitled to exercise all rights under the contract. Prior to the maturity date, the contract owner is the person designated in the contract or certificate specifications page or as subsequently named. On and after the maturity date, the annuitant is the contract owner. If amounts become payable to any beneficiary under the contract, the beneficiary is the contract owner.

In the case of non-qualified contracts, ownership of the contract may be changed or the contract may be collaterally assigned at any time prior to the maturity date, subject to the rights of any irrevocable beneficiary. Changing the ownership of a contract may be treated as a (potentially taxable) distribution from the contract for federal tax purposes. A collateral assignment will be treated as a distribution from the contract and will be tax reported as such. An addition or deletion of any contract owner may result in resetting the death benefit to an amount equal to the contract value as of the date of the change and treating that value as a purchase payment made on that date for purposes of computing the amount of the death benefit.


Any change of ownership or assignment must be made in writing. We must approve any change. Any assignment and any change, if approved, will be effective as of the date we receive the request at our Annuity Service Office. We assume no liability for any payments made or actions taken before a change is approved or an assignment is accepted or responsibility for the validity or sufficiency of any assignment. An absolute assignment will revoke the interest of any revocable beneficiary.

In the case of qualified contracts, ownership of the contract generally may not be transferred except by the trustee of an exempt employees' trust which is part of a retirement plan qualified under Section 401 of the Code or as otherwise permitted by applicable IRS regulations. Subject to the foregoing, a qualified contract may not be sold, assigned, transferred, discounted or pledged as collateral for a loan or as security for the performance of an obligation or for any other purpose to any person other than us.

The "annuitant" is either you or someone you designate.

ANNUITANT

The annuitant is any natural person or persons whose life is used to determine the duration of annuity benefit payments involving life contingencies. The annuitant is entitled to receive all annuity benefit payments under the contract. If the contract owner names more than one person as an "annuitant," the second person named shall be referred to as "CO-ANNUITANT." The annuitant is as designated on the contract specifications page or in the application, unless changed. The annuitant becomes the owner of the contract on the Maturity Date. Any change of annuitant must be made in writing in a form acceptable to us. We must approve any change.

On the death of the annuitant prior to the maturity date, the co-annuitant, if living, becomes the annuitant. If there is no living co-annuitant, the owner becomes the annuitant. In the case of certain qualified contracts, there are limitations on the ability to designate and change the annuitant and the co-annuitant.

If any annuitant is changed and any contract owner is not a natural person, the entire interest in the contract must be distributed to the contract owner within five years. The amount distributed will be reduced by charges which would otherwise apply upon withdrawal.

The "beneficiary" is the person you designate to receive the death benefit if you die.

BENEFICIARY

The beneficiary is the person, persons or entity designated in the contract specifications page (or as subsequently changed). However, if there is a surviving contract owner, that person will be treated as the beneficiary. The beneficiary may be changed subject to the rights of any irrevocable beneficiary. Any change must be made in writing, approved by us, and (if approved) will be effective as of the date on which written. We assume no liability for any payments made or actions taken before the change is approved. If no beneficiary is living, the contingent beneficiary will be the beneficiary. The interest of any beneficiary is subject to that of any assignee. If no beneficiary or contingent beneficiary is living, the beneficiary is the estate of the deceased contract owner. In the case of certain qualified contracts, IRS regulations may limit designations of beneficiaries.

MODIFICATION


We may not modify your contract or certificate without your consent, except to the extent required to make it conform to any law or regulation or ruling issued by a governmental agency. However, in the case of group contracts, on 60 days' notice to the group holder, we may change the administration fees, mortality and expense risks charges, annuity payment rates and the market value charge as to any certificates issued after the effective date of the modification.


OUR APPROVAL

We reserve the right to accept or reject any contract application at our sole discretion.

DISCONTINUANCE OF NEW OWNERS

In the case of group contracts, on thirty days' notice to the group holder, we may limit or discontinue acceptance of new applications and the issuance of new certificates.

MISSTATEMENT AND PROOF OF AGE, SEX OR SURVIVAL

We may require proof of age, sex or survival of any person upon whose age, sex or survival any payment depends. If the age or sex of the annuitant has been misstated, the benefits will be those that would have been provided for the annuitant's correct age and sex. If we have made incorrect annuity benefit the amount of any underpayment will be paid immediately and the amount of any overpayment will be deducted from future annuity benefit payments.

FIXED ACCOUNT INVESTMENT OPTIONS
(Not Available in the State of Washington)

The fixed account investment options are not securities.

SECURITIES REGISTRATION. Interests in the fixed account investment options are not registered under the Securities Act of 1933, as amended, (the "1933 Act") and our general account is not registered as an investment company under the 1940 Act. Neither interests in the fixed account investment options nor the general account are subject to the provisions or restrictions of the 1933 Act or the 1940 Act. Disclosures relating to interests in the fixed account investment options and the general account nonetheless may be required by the federal securities laws to be accurate.

GUARANTEE. Pursuant to a Guarantee Agreement dated March 31, 1996, The Manufacturers Life Insurance Company ("Manulife") unconditionally guarantees to us, on behalf of and for the benefit of us and owners of fixed annuity contracts we issue, that it will, on demand, make funds available to us for the timely payment of contractual claims under certain of our fixed annuity contracts. This guarantee covers the fixed portion of the contracts described in this Prospectus. The guarantee may be terminated by Manulife, on notice to us. Termination will not affect Manulife's continuing liability with respect to all fixed annuity contracts issued prior to the termination of the guarantee except if:

      - the liability to pay contractual claims under the contracts is assumed by another insurer, or

      - we are sold and the buyer's guarantee is substituted for the Manulife guarantee.

Fixed account investment options guarantee interest of at least 3%.


INVESTMENT OPTIONS. We may make available fixed account investment options . Fixed investment accounts provide for the accumulation of interest on purchase payments at guaranteed rates for the duration of the guarantee period. We determine the guaranteed interest rates on amounts allocated or transferred to a fixed investment account from time-to-time. In no event will the guaranteed rate of interest be less than 3%. Once an interest rate is guaranteed for a fixed investment account, it is guaranteed for the duration of the guarantee period, and we may not change it.



We may establish a DCA fixed account investment option under the DCA program to make automatic transfers to one or more variable account investment options (SEE "SPECIAL SERVICES-DOLLAR COST AVERAGING" FOR DETAILS).



One- and three-year fixed account investment options were available for contracts issued prior to october 7, 2002. new purchase payments under these contracts may not be allocated to the one- or three-year fixed account investment options but transfers from the variable account investment options will be permitted.



For contracts issued on and after october 7, 2002, purchase payments and transfers to the one- and three-year fixed account options are not allowed.



Five- and seven-year fixed account investment options were available for contracts issued prior to december 30, 2002. new purchase payments under these contracts may not be allocated to the one- or three-year fixed account investment options but transfers from the variable account investment options will be permitted.



For contracts issued on and after december 20, 2002, purchase payments and transfers to the five- and seven-year fixed account options are not allowed.


Oregon. Notwithstanding the foregoing, with respect to contracts issued in the State of Oregon, no purchase payments may be invested, transferred or reinvested into any fixed account investment option with a guarantee period of more than one year within 15 years of the maturity date, and no purchase payments may be invested in any fixed account investment option after the fifth contract year.




INVESTMENT ACCOUNTS. You may allocate purchase payments, or make transfers from the variable investment options, to fixed account investment options, if available, at any time prior to the maturity date. we establish a separate investment account each time you allocate or transfer amounts to a fixed account investment option, except that, for amounts allocated or transferred to the same fixed account investment option on the same day, we will establish a single investment account. Amounts may not be allocated to a fixed account investment option that would extend the guarantee period beyond the maturity date.


Subject to certain regulatory limitations, we may restrict payments and transfers to the fixed account investment options if the guaranteed interest rate in effect is equal to 3%.

RENEWALS. At the end of a guarantee period, you may establish a new investment account with the same guarantee period at the then current interest rate, select a different fixed account investment option or transfer the amounts to a variable account investment option, all without the imposition of any charge. You may not select a guarantee period that would extend beyond the maturity date. In the case of renewals within one year of the maturity date, the only fixed account investment option available is to have interest accrued up to the maturity date at the then current interest rate for one year guarantee periods.

If you do not specify the renewal option desired, we will select the same guarantee period as has just expired, so long as such period does not extend beyond the maturity date. In the event a renewal would extend beyond the maturity date, we will select the longest period that will not extend beyond such date, except in the case of a renewal within one year of the maturity date in which case we will credit interest up to the maturity date at the then current interest rate for one year guarantee periods.

A market value charge may apply to certain transactions.

MARKET VALUE CHARGE. Any amount withdrawn, transferred or borrowed from an investment account prior to the end of the guarantee period may be subject to a market value charge. A market value charge is assessed only when current interest rates are higher than the guaranteed interest rate on the account. The purpose of the charge is to compensate us for our investment losses on amounts withdrawn, transferred or borrowed prior to the maturity date. The formula for calculating this charge is set forth below. A market value charge will be calculated separately for each investment account affected by a transaction to which a market value charge may apply. The market value charge for an investment account will be calculated by multiplying the amount withdrawn or transferred from the investment account by the adjustment factor described below. In the case of group contracts, we reserve the right to modify the market value charge as to any certificates issued after the effective date of a change specified in written notice to the group holder.

The adjustment factor is determined by the following formula: 0.75x(B-A)xC/12 where:

      A -    The guaranteed interest rate on the investment account.

      B - The guaranteed interest rate available, on the date the request is processed, for amounts allocated to a new investment account with the same length of guarantee period as the investment account from which the amounts are being withdrawn.

      C - The number of complete months remaining to the end of the guarantee period.

For purposes of applying this calculation, the maximum difference between "B" and "A" will be 3%. The adjustment factor may never be less than zero.

The total market value charge will be the sum of the market value charges for each investment account being withdrawn. Where the guaranteed rate available on the date of the request is less than the rate guaranteed on the investment account from which the amounts are being withdrawn (B-A in the adjustment factor is negative), there is no market value charge. There is only a market value charge when interest rates have increased (B-A in the adjustment factor is positive).

We make no market value charge on withdrawals from the fixed account investment options in the following situations:

      -     death of the owner;

      -     amounts withdrawn to pay fees or charges;

      - amounts applied at the maturity date to purchase an annuity at the guaranteed rates provided in the contract;

      - amounts withdrawn from investment accounts within one month prior to the end of the guarantee period;

      -     amounts withdrawn from a one-year fixed investment account; and

      - amounts withdrawn in any contract year that do not exceed 10% of (i) total purchase payments less (ii) any prior partial withdrawals in that contract year.

Notwithstanding application of the foregoing formula, in no event will the market value charge:

      - be greater than the amount by which the earnings attributable to the amount withdrawn or transferred from an investment account exceed an annual rate of 3%,

      - together with any withdrawal charges for an investment account be greater than 10% of the amount transferred or withdrawn, or

      - reduce the amount payable on withdrawal or transfer below the amount required under the non-forfeiture laws of the state with jurisdiction over the contract.

The cumulative effect of the market value and withdrawal charges could result in a contract owner receiving total withdrawal proceeds of less than the contract owner's purchase payments.

Withdrawals and some transfers from fixed account investment options are permitted during the accumulation period.

TRANSFERS. During the accumulation period, you may transfer amounts among your fixed account investment options and from your fixed account investment options to the variable account investment options; provided that no transfer from a fixed account investment option may be made unless the amount to be transferred has been held in such account for at least one year, except for transfers made pursuant to the DCA program. Any transfer other than one made at the end of a guarantee period may be subject to a market value charge. Where there are multiple investment accounts within a fixed account investment option, amounts must be transferred from the fixed account investment option on a first-in-first-out basis.

Subject to certain regulatory limitations, we may restrict payments and transfers to the fixed account investment options if the guaranteed interest rate in effect is equal to 3%.

WITHDRAWALS. You may make total and partial withdrawals of amounts held in the fixed account investment options at any time during the accumulation period. Withdrawals from the fixed account investment options will be made in the same manner and be subject to the same limitations as set forth under "WITHDRAWALS" plus the following provisions also apply to withdrawals from the fixed account investment options:

      - We reserve the right to defer payment of amounts withdrawn from the fixed account investment options for up to six months from the date we receive the written withdrawal request. If a withdrawal is deferred for more than 30 days pursuant to this right, we will pay interest on the amount deferred at a rate not less than 3% per year (or a higher rate if required by applicable law).

      - If there are multiple investment accounts under the fixed account investment options, amounts must be withdrawn from those accounts on a first-in-first-out basis.

      - The market value charge described above may apply to withdrawals from any investment option except for a one year investment option. In the event a market value charge applies to a withdrawal from a fixed investment account, it will be calculated with respect to the full amount in the investment account and deducted from the amount payable in the case of a total withdrawal. In the case of a partial withdrawal, the market value charge will be calculated on the amount requested and deducted, if applicable, from the remaining investment account value.

If you request a partial withdrawal in excess of your amount in the variable account investment options and do not specify the fixed account investment options from which the withdrawal is to be made, such withdrawal will be made from your investment options beginning with the shortest guarantee period. Within such sequence, where there are multiple investment accounts within a fixed account investment option, withdrawals will be made on a first-in-first-out basis.

Withdrawals from the contract may be subject to income tax and a 10% IRS penalty tax (see "FEDERAL TAX MATTERS" below). Withdrawals are permitted from contracts or certificates issued in connection with Section 403(b) qualified plans only under limited circumstances (see APPENDIX D - "QUALIFIED PLAN TYPES"

LOANS. We offer a loan privilege only to owners of contracts issued in connection with Section 403(b) qualified plans that are not subject to Title I of ERISA. If you own such a contract, you may borrow from us, using your contract as the only security for the loan, in the same manner and subject to the same limitations as described under "LOANS" (see "FEDERAL TAX MATTERS - Qualified Retirement Plans - Loans"). The market value charge described above may apply to amounts transferred from the fixed investment accounts to the loan account in connection with such loans and, if applicable, will be deducted from the amount so transferred. the loan privilege will not be available to such contracts if the guaranteed principal plus optional benefit is elected.


FIXED ANNUITY OPTIONS. Subject to the distribution of death benefits provisions (see "DEATH BENEFIT DURING ACCUMULATION PERIOD" above), on death, withdrawal or the maturity date of the contract, the proceeds may be applied to a fixed annuity option (see "ANNUITY OPTIONS" above).


The amount of each fixed annuity benefit payment is determined by applying the portion of the proceeds (minus any applicable premium taxes) applied to purchase the fixed annuity to the appropriate table in the contract. If the table we are then using is more favorable to you, we will substitute that table. If you choose an annuity option that is not guaranteed in the contract, we will use the appropriate table that we are currently offering. We guarantee the dollar amount of fixed annuity benefit payments.


OPTIONAL BENEFITS




GUARANTEED PRINCIPAL PLUS


Guaranteed Principal Plus ("GPP") provides a guaranteed minimum withdrawal benefit prior to the Maturity Date. You may elect GPP at the time the contract is issued, provided:


      -     GPP is available for sale in the state where the contract is sold;


      - your entire contract value is invested in accordance with the investment options available with Guaranteed Principal Plus;


      - the oldest owner has not yet attained age 81 (for Qualified contracts only).

We reserve the right to accept or refuse to issue GPP at our sole discretion. Once GPP is elected, its effective date will be the Contract Date and it is irrevocable. If you elect GPP, an additional annual fee of 0.30% (as a percentage of Adjusted GWB) is imposed. (We reserve the right to increase the charge to a maximum charge of 0.75% if the GWB is "Stepped-Up" to equal the contract value.) The charge is deducted on an annual basis from the contract value. (See "GPP Fee" below).

Prior to discussing how GPP works, it is important for you to understand the following definitions:


   Guaranteed Withdrawal       The total amount available for future periodic
          Balance              withdrawals under GPP
           "GWB"               The initial GWB is equal to your initial payment
                               (s).

  Guaranteed Withdrawal        The amount guaranteed to be available each
         Amount                contract year for withdrawal under GPP until the
         "GWA"                 GWB is depleted. The initial GWA is equal to 5%
                               of the initial GWB.

GPP guarantees that each Contract Year you may take withdrawals up to an amount equal to the GWA until your GWB is depleted, even if your contract value reduces to zero. Please note the following features of GPP:

      - If you choose not to withdraw the full GWA available in any Contract Year, the remaining GWA cannot be carried forward to the next Contract Year.

      - If you choose not to withdraw at all during certain Contract Years, the GWB will increase by a Bonus. (See "Calculation of GWB - Bonus.")

      - If you choose to withdraw more than the GWA in any Contract Year, the GWB will be automatically reset, thereby possibly reducing the guaranteed minimum withdrawal benefit provided under GPP to an amount less than the sum of all purchase payments. (See "Calculation of GWB - Effect of Withdrawals.")

      - If you choose to make withdrawals up to the Life Expectancy Amount, as defined under GPP, the GWB will not be automatically reset even if such distributions exceed the GWA for the Contract Year. (See "Life Expectancy Distributions.")

If your contract value exceeds your GWB on certain dates, you may elect to increase or "Step-Up" your GWB to equal your contract value on such dates. (See "Calculation of GWB - Step-Up.")

For purposes of this discussion of GPP, "withdrawal" refers to the amount withdrawn, including any applicable withdrawal charges.


withdrawals under gpp will reduce the contract value by the amount withdrawn and will be subject to the same conditions, limitations, and restrictions as withdrawals otherwise made under the contract. Withdrawals will be taken in accordance with our default procedures; you may not specify the investment option from which a withdrawal is to be made. withdrawals under gpp will reduce the death benefit like any other withdrawal. (see death benefit during accumulation period)


SINCE THE BENEFIT OF GPP IS ACCESSED THROUGH WITHDRAWALS, THE PURCHASE OF GPP MAY NOT BE APPROPRIATE FOR OWNERS WHOSE PRIMARY OBJECTIVE IS TO TAKE MAXIMUM ADVANTAGE OF THE TAX DEFERRAL ASPECT OF THE CONTRACT. PRIOR TO ELECTING GPP, PLEASE CONSULT WITH YOUR TAX AND FINANCIAL ADVISORS ON THIS MATTER, AS WELL AS OTHER TAX MATTERS ASSOCIATED WITH GPP.

ADDITIONAL PURCHASE PAYMENTS. On or after the first Contract Anniversary, no additional purchase payments will be accepted without our prior approval that either:

      -     exceed $100,000 or

      - cause the total of all additional purchase payments received since the first Contract Anniversary to exceed $100,000.

For Qualified Contracts, in addition to the above restrictions on purchase payments, no additional purchase payments will be accepted after the owner's (or joint owner's) attained age 81. If your contract is to be issued as an IRA and you intend to add GPP to your contract, you should note that, under tax law, no contribution, except rollover contributions, may be made to your IRA for the year that you attain age 70 -1/2 and subsequent years. If these rules apply to you, please consult with your tax advisor prior to electing GPP. FOR ALL CONTRACTS, NOTWITHSTANDING THE ABOVE, WE RESERVE THE RIGHT TO REFUSE TO ACCEPT ADDITIONAL PURCHASE PAYMENTS AT ANY TIME AFTER THE FIRST CONTRACT ANNIVERSARY.

CALCULATION OF GWB. As stated above, the initial GWB equals the amount of your initial purchase payment(s) to the contract. Each time an additional purchase payment is received, the GWB will increase by the amount of that additional purchase payment. As described below, the GWB will also increase as a result of a Bonus or a Step-Up and will decrease as a result of a withdrawal. In no event will the GWB exceed $5,000,000. The GWB cannot be withdrawn in a lump sum.

Bonus. During the first 5 Contract Years ("Bonus Period"), if no withdrawals are taken during a particular Contract Year, then the GWB will increase on the following Contract Anniversary by an amount equal to 5% of total purchase payments to the contract. If however, the GWB was previously Stepped-Up (see "Step-Up" below) and/or reset (see "Effect of Withdrawals" below) then the GWB will increase on the following Contract Anniversary by an amount equal to 5% of the GWB immediately after the latest Step-Up or reset, increased by any purchase payments received since such latest Step-Up or reset. The effects of a Bonus on the GWA are described below in "Calculation of GWA - Bonus."

Step-Up. The Step-Up Dates are every 3rd (e.g. 3rd, 6th, 9th ...etc.) Contract Anniversary after the Contract Date, up to and including the 30th Contract Anniversary. Within 30 days following each Step-Up Date, you may elect to increase ("Step-Up") the GWB if the contract value on the Step-Up Date is greater than the GWB on that date. If you elect to Step-Up, the GWB will Step-Up to an amount equal to the contract value on that Step-Up Date. If you do not elect to Step-Up, you will be able to Step-Up the GWB on the next available Step-Up Date. If you elect to Step-Up, the GPP fee will be based on the Stepped-Up value and we reserve the right to increase the GPP fee. (See "GPP Fee.") The effects of a Step-Up on the GWA are described below in the "Calculation of GWA - Step-Up."

Effect of Withdrawals. If total withdrawals during a Contract Year are less than or equal to the GWA, then the GWB will decrease by the amount of the withdrawals. The effect of a withdrawal less than or equal to the GWA that reduces the contract value to zero is described in "Settlement Phase."

If a withdrawal causes total withdrawals during a Contract Year to exceed the GWA (or if total withdrawals during a Contract Year have already exceeded the GWA), then the GWB will be automatically reset to equal the lesser of:

      -     the contract value immediately after the withdrawal; or

      - the GWB immediately prior to the withdrawal minus the amount of the withdrawal.

The effect of a withdrawal greater than the GWA that reduces the contract value to zero is described in "Rider Fee" and "Termination." The effects of a withdrawal on the GWA are described below in the "Calculation of GWA - Effect of Withdrawals."

Notwithstanding the reset discussion above, a reset of the GWB will not result when Life Expectancy Distributions, as defined under GPP are taken even if such Life Expectancy Distributions exceed the GWA for the Contract Year. (See "Life Expectancy Distributions.")

CALCULATION OF GWA. As stated above, the initial GWA is equal to 5% of the initial GWB. Each time an additional purchase payment is received, the GWA will equal the greater of:

      -     the GWA immediately prior to the purchase payment; or

      -     the lesser of:

            -     5% of the GWB immediately after the purchase payment; or

            - the GWA immediately prior to the purchase payment plus an amount equal to 5% of the purchase payment.

As described below, the GWA may also increase as a result of a Step-Up of the GWB and may decrease as a result of a withdrawal.

Bonus. Upon the GWB being increased by a Bonus, the GWA will equal the greater of:

      -     the GWA immediately prior to the Bonus; or

      -     5% of the GWB immediately after the Bonus.

Step-Up. Upon a Step-Up of the GWB, the GWA will equal the greater of:

      -     the GWA immediately prior to the Step-Up of the GWB; or

      -     5% of the GWB immediately after the Step-Up of the GWB.

Effect of Withdrawals. If total withdrawals during a Contract Year are less than or equal to the GWA, then the GWA does not change as a result of the withdrawal. If a withdrawal causes total withdrawals during a Contract Year to exceed the GWA (or if total withdrawals during a Contract Year have already exceeded the GWA), then the GWA will be automatically reset to equal the lesser of:

      -     the GWA immediately prior to the withdrawal; or

      -     5% of the greater of:

            -     the contract value immediately after the withdrawal; or

            -     the GWB immediately after the withdrawal.

Notwithstanding the reset discussion above, a reset of the GWA will not result when Life Expectancy Distributions, as defined under GPP are taken even if such Life Expectancy Distributions exceed the GWA for the Contract Year. (See "Life Expectancy Distributions.")

LIFE EXPECTANCY DISTRIBUTIONS. As discussed above, a reset of the GWB and the GWA will not result when Life Expectancy Distributions, as defined under GPP, are taken even if such Life Expectancy Distributions exceed the GWA for the Contract Year. Life Expectancy Distributions must be requested in writing, in a form acceptable to us. For purposes of GPP, Life Expectancy Distributions are distributions within a calendar year that:

      - are part of a series of substantially equal periodic payments over the Owner's Life Expectancy (or, if applicable, the joint Life Expectancy of the owner and the owner's spouse) (hereinafter collectively referred to as the owner's Life Expectancy); and

      -     are paid to the owner:

            - pursuant to Internal Revenue Code ("Code") Section 72(q)(2)(D) or Section 72(t)(2)(A)(iv) upon the request of the owner (hereinafter referred to as "Pre-59 1/2 Distributions"); or

            - pursuant to Code Section 72(s)(2) upon the request of the owner (hereinafter referred to as "Non-Qualified Death Benefit Stretch Distributions"); or

            - as required or contemplated by Code Section 401(a)(9), Section 403(b)(10), Section 408(b)(3), or Section 408A(c), as the case may be (hereinafter referred to as "Qualified Death Benefit Stretch Distributions" and "Required Minimum Distributions"); and

      - do not exceed the Company's Life Expectancy Amount, as defined herein, for the applicable year.

For purposes of this "Life Expectancy Distributions" provision, references to owner also include the Beneficiary, as applicable.

The Company's Life Expectancy Amount for each year is equal to the greater of:

      - the contract value as of the applicable date divided by the owner's Life Expectancy as described below; or

      - the GWB as of the applicable date divided by the owner's Life Expectancy as described below.

For purposes of these Life Expectancy Amount calculations, the owner's Life Expectancy will be determined using the applicable mortality tables (Uniform Table, if allowable) approved by the Internal Revenue Service for such specific purpose under the latest guidance or regulations, as of September 30, 2003, issued under the relevant section of the Code referred to above.

For purposes of these Life Expectancy Amount calculations, the owner's Life Expectancy will be determined by the Company as of the following dates:

      - the owner's birthday that occurs during the calendar year in which the Life Expectancy Distribution applies (for Pre 59 -1/2 Distributions and Required Minimum Distributions); or

      - the owner's birthday that occurs during the calendar year in which the owner's Life Expectancy Distributions first commenced (or, when required by regulations, the calendar year after the calendar year of the original owner's death) reduced by the number of years that the Life Expectancy Distributions have already occurred (for Qualified Death Benefit Stretch Distributions and Non-Qualified Death Benefit Stretch Distributions.)

WE RESERVE THE RIGHT TO MAKE ANY CHANGES NECESSARY TO COMPLY WITH THE CODE AND TREASURY REGULATIONS.


THE LIFE EXPECTANCY AMOUNT CALCULATION PROVIDED UNDER GPP IS BASED ON THE COMPANY'S UNDERSTANDING AND INTERPRETATION OF THE REQUIREMENTS UNDER TAX LAW APPLICABLE TO PRE-59 -1/2 DISTRIBUTIONS, REQUIRED MINIMUM DISTRIBUTIONS, NON-QUALIFIED DEATH BENEFIT STRETCH DISTRIBUTIONS AND QUALIFIED DEATH BENEFIT STRETCH DISTRIBUTIONS. IN THE FUTURE, THE REQUIREMENTS UNDER TAX LAW FOR SUCH DISTRIBUTIONS MAY CHANGE AND THE LIFE EXPECTANCY AMOUNT CALCULATION PROVIDED UNDER GPP MAY NOT BE SUFFICIENT TO SATISFY THE REQUIREMENTS UNDER TAX LAW FOR THESE TYPES OF DISTRIBUTIONS. IN SUCH A SITUATION, AMOUNTS WITHDRAWN TO SATISFY SUCH DISTRIBUTION REQUIREMENTS WILL EXCEED THE LIFE EXPECTANCY AMOUNT AND MAY RESULT IN A RESET OF THE GWB AND THE GWA. PLEASE DISCUSS THESE MATTERS WITH YOUR TAX ADVISOR PRIOR TO ELECTING GPP.


SETTLEMENT PHASE. If a withdrawal (a) does not cause total withdrawals during that Contract Year to exceed the GWA and (b) reduces the contract value to zero, but the GWB immediately after the withdrawal is still greater than zero, then GPP will enter its settlement phase. The contract will continue but all other rights and benefits under the contract, including death benefits, will terminate and additional purchase payments will not be accepted. The GPP fee will not be deducted during GPP's settlement phase.

During GPP's settlement phase, each Contract Year until the GWB is depleted, settlement payments that total an amount no greater than the GWA, or Life Expectancy Distributions if applicable, will automatically be paid to you. (See "Life Expectancy Distributions.") If however, the GWA or the Life Expectancy Distribution, if applicable, exceeds the GWB, then the settlement payment for that Contract Year will be limited to the GWB. The settlement payments will be paid no less frequently than annually. If any owner dies during GPP's settlement phase, remaining settlement payments will be paid to the Beneficiary and are subject to the distribution provisions of the "Death Benefit Before Maturity Date" section of the contract described in the "ACCUMULATION PERIOD PROVISIONS - Payment of Death Benefit" provision of this Prospectus.

This provision is also applicable if the Beneficiary does not take the death benefit as a lump sum under the terms of the contract and GPP continues (as described in "Effect of Payment of Death Benefit") and death benefit distributions deplete the death benefit to zero. When this occurs, settlement payments made in GPP's settlement phase are subject to the distribution provisions of the "Death Benefit Before Maturity Date" section of the contract described in the "ACCUMULATION PERIOD PROVISIONS - Payment of Death Benefit" provision of this Prospectus.

EFFECT OF PAYMENT OF DEATH BENEFIT. If you die prior to the Maturity Date and before the GWB is depleted, and if the Beneficiary does not take the death benefit as a lump sum under the terms of the contract, GPP will continue. If GPP continues, the GPP fee will continue. (See "GPP Fee.") In this scenario, the Beneficiary does not have the option to terminate GPP. If GPP continues, within 30 days following the date the death benefit was determined under the contract, the Beneficiary has the option to elect to Step-Up the GWB if the death benefit on the date the death benefit was determined was greater than the GWB on that date. (See "Calculation of GWB - Step-Up.")

If the Beneficiary is the deceased owner's spouse, such Beneficiary is eligible for any remaining Bonuses and any Step-Ups. However, any such remaining Bonuses will be calculated and applied on future anniversaries of the date the death benefit was determined instead of the original Contract Anniversary dates. Remaining eligible Step-Up Dates will also be measured beginning from the date the death benefit was determined but the latest Step-Up date will be no later than the 30th Contract Anniversary after the Contract Date. When withdrawals deplete the contract value to zero, if the GWB is still greater than zero, then GPP enters its settlement phase. (See "Settlement Phase.")

If the Beneficiary is not the deceased owner's spouse, such Beneficiary is not eligible for any remaining Bonuses and Step-Ups. When death benefit distributions deplete the death benefit to zero, if the GWB is still greater than zero, then GPP enters its settlement phase. (See "Settlement Phase.")


INVESTMENT OPTIONS. The following portfolios are currently available for contracts issued with GPP.

      Scudder Conservative Income Strategy
      Scudder Income & Growth Strategy
      Scudder Growth & Income Strategy
      Scudder Growth Strategy


      Scudder Money Market



If you elect GPP, during the entire period GPP is in effect, 100% of the contract value must be allocated to one or more of these five Portfolios. You may use our Dollar Cost Averaging ("DCA") program (if available) to dollar cost average from the DCA fixed account investment option or the Money Market portfolio to the Portfolios.



YOU SHOULD CONSULT WITH YOUR FINANCIAL ADVISOR TO ASSIST YOU IN DETERMINING WHICH PORTFOLIOS AVAILABLE WITH GPP ARE BEST SUITED FOR YOUR FINANCIAL NEEDS AND RISK TOLERANCE.



For more information regarding these portfolios, including information relating to their investment objectives, policies and restrictions, and the risks of investing in such portfolios, please see the "GENERAL INFORMATION ABOUT US, THE variable account and the portfolios" section of this prospectus as well as the PORTFOLIO'S prospectus. the portfolio's prospectus should be read carefully before investing. See appendix c for portfolios available for contracts issued with GPP prior to August 16, 2004


WE RESERVE THE RIGHT TO RESTRICT INVESTMENT OPTIONS AT ANY TIME. Current transfer restrictions are described above. If an investment option is restricted, no transfers into the restricted investment options will be allowed and no purchase payments may be allocated to the restricted investment options after the date of the restriction. Any amounts previously allocated to an investment option that is subsequently restricted will be unaffected by such restrictions. Any amounts previously allocated to Fixed Investment Options may be renewed subject to the terms of the contract.

We also reserve the right to limit the actual percentages allocated to certain investment options, to require that certain investment options be chosen in conjunction with other investment options, to limit transfers between existing investment options and/or to require periodic rebalancing of existing variable investment accounts to the required percentages.

TERMINATION. The owner may not terminate the GPP rider. However, GPP will terminate automatically upon the earliest of:

      -     depletion of the GWB;

      -     the Maturity Date;

      - when a death benefit is payable and the Beneficiary takes the death benefit as a lump sum under the terms of the contract;

      -     depletion of the contract value, unless GPP is in its Settlement
            Phase; or

      -     termination of the contract.

GPP FEE. To compensate us for assuming risks associated with GPP, we charge an annual fee on each Contract Anniversary. The GPP fee is equal to 0.30% of the "Adjusted GWB." The Adjusted GWB is the GWB that was available on the prior Contract Anniversary adjusted for any Step-up or subsequent purchase payments made during the Contract Year prior to the current Contract Anniversary. The GPP fee is withdrawn from each Investment Option in the same proportion that the value of Investment Accounts of each Investment Option bears to the contract value. The GPP fee will not be deducted during GPP's settlement phase or after the Maturity Date.

We reserve the right to increase the GPP fee on the effective date of each Step-Up. In such a situation, the GPP fee will never exceed 0.75%.

If a withdrawal is taken on any date other than the Contract Anniversary and such withdrawal (a) causes total withdrawals during that Contract Year to exceed the GWA and (b) reduces the contract value to zero, we will deduct a pro rata share of the GPP fee from the amount otherwise payable. The GPP fee will be determined based on the Adjusted GWB. For purposes of determining the GPP fee, a total withdrawal will be deemed to have been taken on the date the death benefit is determined and once the Maturity Date is reached.

If the Beneficiary does not take the death benefit as a lump sum under the terms of the contract and GPP continues, for purposes of this "GPP Fee" discussion, the anniversaries of the date the death benefit was determined will be considered to be the Contract Anniversaries.

EXAMPLES. Example 1. Assume a single purchase payment of $100,000, no additional purchase payments are made, withdrawals equal to the GWA are taken in each of the first 20 Contract Years and the owner does not elect to Step-Up the GWB.


                                                       GWB ON
                PURCHASE         WITHDRAWAL           CONTRACT
CONTRACT YEAR   PAYMENTS   GWA     TAKEN     BONUS   ANNIVERSARY
-------------  ---------  -----  ----------  -----  ------------
At issue        100,000                               100,000
   1                  0   5,000    5,000       0       95,000
   2                  0   5,000    5,000       0       90,000
   3                  0   5,000    5,000       0       85,000
   4                  0   5,000    5,000       0       80,000
   5                  0   5,000    5,000       0       75,000
  10                  0   5,000    5,000       0       50,000
  20                  0   5,000    5,000       0            0

Example 2. Assume an initial purchase payment of $100,000, an additional purchase payment of $10,000 is made at the beginning of the Contract Year 2, a withdrawal equal to the GWA is taken in Contract Year 3, no withdrawals are taken in Contract Years 1, 2, 4, 5 (resulting in bonuses in those years) and the owner does not elect to Step-Up the GWB.

                          GWA AFTER                       GWB ON
                PURCHASE  PURCHASE   WITHDRAWAL          CONTRACT
 CONTRACT YEAR  PAYMENTS   PAYMENT     TAKEN     BONUS  ANNIVERSARY
 -------------  --------  ---------  ----------  -----  -----------
At issue        100,000                                  100,000
   1                  0     5,000          0     5,000   105,000
   2             10,000     5,750          0     5,500   120,500
   3                  0     6,025      6,025         0   114,475
   4                  0     6,025          0     5,500   119,975
   5                  0     6,025          0     5,500   125,475

Example 3. Assume a single purchase payment of $100,000, no additional purchase payments are made, the owner elects to Step-Up the GWB at the end of Contract Year 3, withdrawals equal to the GWA are taken in Contract Years 1, 2, 3 and 4 and a withdrawal exceeding the GWA is taken at the end of Contract Year 5 (resulting in a reset).


                                                  HYPOTHETICAL
                                                  CONTRACT VALUE
                         GWA AFTER                ON CONTRACT                  GWB ON
               PURCHASE  PURCHASE    WITHDRAWAL   ANNIVERSARY                 CONTRACT
CONTRACT YEAR  PAYMENTS   PAYMENT       TAKEN     PRIOR TO FEE      BONUS   ANNIVERSARY
-------------  --------  ---------  ------------  --------------   -------  -----------
At issue                  100,000                                            100,000
   1                  0     5,000       5,000       102,000         0         95,000
   2                  0     5,000       5,000       103,828         0         90,000
   3                  0     5,000       5,000       105,781         0        105,781
   4                  0     5,289       5,289        94,946         0        100,492
   5                  0     5,289      10,000        79,898         0         79,898



The addition of GPP to a contract may not always be in your interest since an additional fee is imposed for this benefit. Furthermore, GPP contains age caps and limitations that limit a contract owner's rights and benefits at certain ages and values. These caps and limitations should be considered when determining the suitability of GPP, especially at older ages .

Enhanced Earnings Death Benefit Rider.



You may elect the optional Enhanced Earnings Death Benefit Rider for an additional annual charge of 0.20% of the variable investment accounts if the optional benefit is available for sale in the state where the contract is sold. With this benefit, on the death of any contract owner prior to the maturity date, we will pay the death benefit otherwise payable under the contract plus the benefit payable under EER. election of EER may only be made at issue, is irrevocable, and it may only be terminated as described below.



Subject to the maximum amount described below, EER provides a payment equal to 40% of the appreciation in the contract value (as defined below) upon the death of any contract owner if the oldest owner is 69 or younger at issue, and 25% for if the oldest owner is 70 or older at issue. the appreciation in the contract value is defined as the contract value less the sum of all purchase payments, reduced proportionally by any amount deducted in connection with partial withdrawals. The death benefit will also be reduced by the amount of any unpaid loans under a contract in the case of qualified contracts.



If the oldest owner is 69 or younger at issue, the maximum amount of the EER benefit is equal to 40% of the sum of all purchase payments, less any amounts deducted in connection with partial withdrawals. if the oldest owner is 70 or older at issue, the maximum amount of the EER benefit is equal to 25% of the sum of all purchase payments, less any amounts deducted in connection with partial withdrawals.



The amount deducted in connection with partial withdrawals will be on a pro rata basis and will be equal to (i) times (ii) where:



      (i)   is equal to the EER benefit prior to the withdrawal and

      (ii) is equal to the partial withdrawal amount divided by the contract value prior to the partial withdrawal.



If the beneficiary under the contract is the deceased owner's spouse and elects not to take the death benefit as a lump sum, upon the death of any owner the contract and EER will continue with the surviving spouse as the new contract owner. In this case, upon the death of the surviving spouse prior to the maturity date, a second EER benefit will be paid and the entire interest in the contract must be distributed to the new beneficiary. for purposes of calculating the eer benefit payable on the death of the surviving spouse, the EER benefit will be equal to zero on the date of the first contract owner's death and the death benefit payable upon the first contract owner's death will be treated as a purchase payment. In addition, all purchase payments made, and all amounts deducted in connection with partial withdrawals prior to the date of the first contract owner's death, will not be considered in determining the EER benefit.



Termination of EER. EER will terminate upon the earliest to occur of:



      -     the date the contract terminates,



      -     the maturity date; OR



      -     the date on which the EER benefit is paid.




As noted in the paragraph above, however, if the deceased owner's spouse is the beneficiary, the spouse may elect to continue the contract (including EER) as the new owner.



EER Fee. a daily charge in an amount equal to 0.20% of the value of each variable investment account on an annual basis is deducted from each sub-account for EER.




QUALIFIED RETIREMENT PLANS. If you intend to use your contract in connection with a qualified retirement plan, including an IRA, you should consider the effects that the death benefit provided under the contract (with or without EER) may have on your plan (see APPENDIX D to the prospectus). Please consult your tax advisor.



The election of EER on a contract may not always be in your interest since an additional fee is imposed for this benefit.

CHARGES AND DEDUCTIONS

Charges and deductions under the contracts are assessed against purchase payments, contract values or annuity benefit payments. Currently, there are no deductions made from purchase payments. In addition, there are deductions from and expenses paid out of the assets of the Portfolios that are described in the accompanying Prospectuses of the Portfolios. For information on the Optional Benefit Fees, see "OPTIONAL BENEFITS" above.

WITHDRAWAL CHARGES

If you make a withdrawal from your contract during the accumulation period, a withdrawal charge (contingent deferred sales charge) may be assessed against amounts withdrawn attributable to purchase payments that have been in the contract less than seven complete contract years. There is never a withdrawal charge with respect to earnings accumulated in the contract, certain other free withdrawal amounts described below or purchase payments that have been in the contract more than seven complete contract years. In no event may the total withdrawal charges exceed 6% of the amount invested. The amount of the withdrawal charge and when it is assessed is discussed below.

Each withdrawal from the contract is allocated first to the "FREE WITHDRAWAL AMOUNT" and second to "UNLIQUIDATED PURCHASE PAYMENTS". In any contract year, the free withdrawal amount for that year is the greater of:

      - 10% of total purchase payments (less all prior partial withdrawals in that contract year), and

      - the accumulated earnings of the contract (i.e., the excess of the contract value on the date of withdrawal over the unliquidated purchase payments).

Withdrawals allocated to the free withdrawal amount may be withdrawn without the imposition of a withdrawal charge. The free withdrawal amount will be applied to a requested withdrawal, first, to withdrawals from variable account investment options and then to withdrawals from fixed account investment options beginning with those with the shortest guarantee period first and the longest guarantee period last.

If the amount of a withdrawal exceeds the free withdrawal amount, the excess will be allocated to purchase payments which will be liquidated on a first-in first-out basis. On any withdrawal request, we will liquidate purchase payments equal to the amount of the withdrawal request which exceeds the free withdrawal amount in the order such purchase payments were made: the oldest unliquidated purchase payment first, the next purchase payment second, etc. until all purchase payments have been liquidated.


Upon a full surrender of the contract, the excess of all unliquidated purchase payments over the free withdrawal amount will be liquidated for purposes of calculating the withdrawal charge.


Each purchase payment or portion thereof liquidated in connection with a withdrawal request is subject to a withdrawal charge based on the length of time the purchase payment has been in the contract. The amount of the withdrawal charge is calculated by multiplying the amount of the purchase payment being liquidated by the applicable withdrawal charge percentage obtained from the table below.

  NUMBER OF COMPLETE YEARS    WITHDRAWAL CHARGE
PURCHASE PAYMENT IN CONTRACT     PERCENTAGE
----------------------------  -----------------
             0                     6%
             1                     6%
             2                     5%
             3                     5%
             4                     4%
             5                     3%
             6                     2%
             7+                    0%

The total withdrawal charge will be the sum of the withdrawal charges for the purchase payments being liquidated.

The withdrawal charge is deducted from the contract value remaining after the contract owner is paid the amount requested, except in the case of a complete withdrawal when it is deducted from the amount otherwise payable. In the case of a partial withdrawal, the amount requested from an investment account may not exceed the value of that investment account less any applicable withdrawal charge.

There is generally no withdrawal charge on distributions made as a result of the death of the contract owner or, if applicable, the annuitant, and no withdrawal charges are imposed on the maturity date if the contract owner annuitizes as provided in the contract.

The amount collected from the withdrawal charge will be used to reimburse us for the compensation paid to cover selling concessions to broker-dealers, preparation of sales literature and other expenses related to sales activity.

For examples of calculation of the withdrawal charge, see Appendix B. Withdrawals from the fixed account investment options may be subject to a market value charge in addition to the withdrawal charge described above. In the case of group annuity contracts, we reserve the right to modify the withdrawal charge as to certificates issued after the effective date of a change specified in written notice to the group holder.

WAIVER OF APPLICABLE WITHDRAWAL CHARGE - CONFINEMENT TO ELIGIBLE NURSING HOME

In states where approved, any applicable withdrawal charge will be waived on a total withdrawal prior to the Maturity Date if all the following apply:

      - the owner has been confined to an "Eligible Nursing Home" for at least 180 days (the waiver does not apply to the confinement of any annuitant unless the owner is a non-natural person;

      -     the confinement began at least one year after the contract date;

      -     confinement was prescribed by an "physician";

      - both the owner and the annuitant are alive as of the date we pay the proceeds of such total withdrawal;

      - the request for a total withdrawal and "Due Proof of Confinement" are received by us, in good order, no later than 90 days after discharge.

An "Eligible Nursing Home" is a licensed "Long Term Care Facility" or "Hospital" providing medically necessary inpatient care that is prescribed in writing by a licensed "Physician" and is based on physical limitations which requires daily living in an institutional setting. A "Long Term Care Facility" is a facility which (a) is located in the United States or its territories; (b) is licensed by the jurisdiction in which it located; (c) provides custodial care under the supervision of a registered nurse (R.N.); and (d) can accommodate three or more persons. A "Hospital" is a facility which is (a) licensed as a Hospital by the jurisdiction in which it is located; (b) is supervised by a staff of licensed physicians; (c) provides nursing services 24 hours a day by, or under the supervision of, a registered nurse (R.N.); (d) operates primarily for the care and treatment of sick or injured persons as inpatients for a charge; and (e) has access to medical, diagnostic and major surgical facilities.

A "Physician" is a person other than you, the annuitants(s) or a member of your or the annuitant's families who is a licensed medical doctor (M.D.) or a licensed doctor of osteopathy (D.O.), practicing within the scope of that license.

"Due Proof of Confinement" is a letter signed by an eligible "Physician" containing: (a) the date the owner was confined, (b) the name and location of the "Eligible Nursing Home," (c) a statement that the confinement was medically necessary in the judgment of the Physician and (d) if applicable, the date the owner was released from the "Eligible Nursing Home."

The waiver is only applicable for total withdrawals and does not apply to partial withdrawals. The waiver described above is not available in all states and certain terms may vary depending on the state of issue as noted in your contract. Withdrawals may be taxable and if made prior to age 59 -1/2 may be subject to a 10% penalty. See "Federal Tax Matters."

ADMINISTRATION FEES

We deduct asset-based charges totaling 1.40% on an annual basis for administration and mortality and expense risks, assuming no optional benefits are elected.

Except as noted below, we will deduct each year an annual administration fee of $30 as partial compensation for the cost of providing all administrative services attributable to the contracts and the operations of the Variable Account and us in connection with the contracts. However, if prior to the maturity date the contract value is equal to or greater than $100,000 at the time of the fee's assessment, the fee will be waived. During the accumulation period, this administration fee is deducted on the last day of each contract year. It is withdrawn from each investment option in the same proportion that the value of such investment option bears to the contract value. If the entire contract is withdrawn on other than the last day of any contract year, the $30 administration fee will be deducted from the amount paid. During the pay-out period, the fee is deducted on a pro-rata basis from each annuity payment.

A daily charge in an amount equal to 0.15% of the value of each variable investment account on an annual basis is also deducted from each sub-account to reimburse us for administrative expenses. This asset based administrative charge will not be deducted from the fixed account investment options. The charge will be reflected in the contract value as a proportionate reduction in the value of each variable investment account. Even though administrative expenses may increase, we guarantee that it will not increase the amount of the administration fees.




MORTALITY AND EXPENSE RISKS CHARGE

The mortality risk we assume is the risk that annuitants may live for a longer period of time than we estimate. We assume this mortality risk by virtue of annuity benefit payment rates incorporated into the contract which cannot be changed. This assures each annuitant that his or her longevity will not have an adverse effect on the amount of annuity benefit payments. We also assume mortality risks in connection with our guarantee that, if the contract owner dies during the accumulation period, we will pay a death benefit (See "Death Benefit During Accumulation Period"). The expense risk we assume is the risk that the administration charges, distribution charge, or withdrawal charge may be insufficient to cover actual expenses.

To compensate us for assuming these risks, we deduct from each of the sub-accounts a daily charge in an amount equal to 1.25% of the value of the variable investment accounts on an annual basis. In the case of individual contracts, the rate of the mortality and expense risks charge cannot be increased. In the case of group contracts, the rate of the mortality and expense risks charge can be increased, but only as to certificates issued after the effective date of the increase and upon 60 days' prior written notice to the group holder. In the case of group contracts, we may issue contracts and certificates with a mortality or expense risks charge at rates less than those set out above, if we conclude that the mortality or expense risks of the groups involved are less than the risks it has determined for persons for whom the contracts and certificates have been generally designed. If the charge is insufficient to cover the actual cost of the mortality and expense risks assumed, we will bear the loss. Conversely, if the charge proves more than sufficient, the excess will be profit to us and will be available for any proper corporate purpose including, among other things, payment of distribution expenses. On the Period Certain Only Annuity Option, if you elect benefits payable on a variable basis, the mortality and expense risks charge is assessed although we bear only the expense risk and not any mortality risk. The mortality and expense risks charge is not assessed against the fixed account investment options.


Reduction or Elimination of Charges and Deductions



The amount of the charges and deductions may be reduced or eliminated for certain contracts. These contracts would involve sales that are made to individuals or to a group of individuals in a manner that results in savings of sales or maintenance expenses or that we expect may result in reduction of other risks that are normally associated with the contracts. We will determine entitlement to such a reduction in the charges or deductions in the following manner:



      - The size and type of group to which sales are to be made will be considered. generally, sales expenses for a larger group are smaller than for a smaller group because of the ability to implement large numbers of contracts with fewer sales contacts.



      - The total amount of purchase payments to be received will be considered. per-dollar sales expenses are likely to be less on larger purchase payments than on smaller ones.

      - The nature of the group or class for which the contracts are being purchased will be considered including the expected persistency, mortality or morbidity risks associated with the group or class of contracts.



      - Any prior or existing relationship with us will be considered. per-contract sales expenses are likely to be less when there is a prior or existing relationship because of the likelihood of implementing the contract with fewer sales contacts.



      - The level of commissions paid to selling broker-dealers will be considered. certain broker-dealers may offer the contract in connection with financial planning programs offered on a fee-for-service basis. In view of the financial planning fees, such broker-dealers may elect to receive lower commissions for sales of the contracts, thereby reducing our sales expenses.



      - There may be other circumstances of which we are not presently aware, which could result in reduced expenses.



If after consideration of the foregoing factors, we determine that there will be a reduction in expenses, we will provide a reduction in the charges or deductions. the withdrawal charge will be eliminated when a contract is issued to officers, trustees, directors or employees (or a relative thereof) of us or of the company, the trust or any of their affiliates. in no event will reduction or elimination of the charges or deductions be permitted where that reduction or elimination will be unfairly discriminatory to any person. for further information, contact your registered representative.


TAXES

We will charge you for state premium taxes to the extent we incur them and reserve the right to charge you for new taxes we may incur.

We reserve the right to charge, or provide for, certain taxes against purchase payments, contract values or annuity benefit payments. Such taxes may include premium taxes or other taxes levied by any government entity which we determine to have resulted from our:

      -     establishment or maintenance of the Variable Account,

      -     receipt of purchase payments,


      -     issuance of the contracts, or


      - commencement or continuance of annuity benefit payments under the contracts.

In addition, we will withhold taxes to the extent required by applicable law.

Except for residents of those states which apply premium taxes upon receipt of purchase payments, premium taxes will be deducted from the contract value used to provide for fixed or variable annuity benefit payments. For residents of those states which apply premium taxes upon receipt of purchase payments, premium taxes will be deducted upon payment of any withdrawal benefits, upon any annuitization, or payment of death benefits. The amount deducted will depend on the premium tax assessed in the applicable state. State premium taxes currently range from 0% to 4.0% depending on the jurisdiction and the tax status of the contract and are subject to change by the legislature or other authority. See Appendix C for a table of State Premium Taxes.




FEDERAL TAX MATTERS

INTRODUCTION


The following discussion of the Federal income tax treatment of the contract is not exhaustive, does not purport to cover all situations, and is not intended as tax advice. The Federal income tax treatment of an annuity contract is unclear in certain circumstances, and you should consult a qualified tax advisor with regard to the application of the law to your circumstances. This discussion is based on the Code, IRS regulations, and interpretations existing on the date of this Prospectus. These authorities, however, are subject to change by Congress, the Treasury Department, and judicial decisions.


This discussion does not address state or local tax consequences associated with the purchase of a contract. IN ADDITION, WE MAKE NO GUARANTEE REGARDING ANY TAX TREATMENT -- FEDERAL, STATE, OR LOCAL -- OF ANY CONTRACT OR OF ANY TRANSACTION INVOLVING A CONTRACT.

OUR TAX STATUS

We are taxed as a life insurance company. Because the operations of the Variable Account are a part of, and are taxed with, our operations, the Variable Account is not separately taxed as a "regulated investment company" under the Code. Under existing Federal income tax laws, we are not taxed on the investment income and capital gains of the Variable Account, but the operations of the Variable Account may reduce our Federal income taxes. For example, we may be eligible for certain tax credits or deductions relating to foreign taxes paid and dividends received by the portfolios. Our use of these tax credits and deductions will not adversely affect or benefit the Variable Account. We do not anticipate that we will be subject to federal, state, or local taxes on the income and gains of the Variable Account in the future, but if we are, we may impose a corresponding charge against the Variable Account.



TAXATION OF ANNUITIES IN GENERAL



Gains inside the contract are usually tax deferred until you make a withdrawal, the annuitant starts receiving annuity benefit payments, or the beneficiary receives a death benefit payment



Tax Deferral During Accumulation Period


Under existing provisions of the Code, except as described below, any increase in the contract value is generally not taxable to the contract owner or annuitant until received, either in the form of annuity benefit payments, or in some other form of distribution. Certain requirements must be satisfied in order for this general rule to apply, including:

      - the contract must be owned by an individual (or treated as owned by an individual),

      - the investments of the Variable Account must be "adequately diversified" in accordance with IRS regulations

      - we, rather than the contract owner, must be considered the owner of the assets of the Variable Account for federal tax purposes, and

      - the contract must provide for appropriate amortization, through annuity benefit payments, of the contract's purchase payments and earnings, e.g., the pay-out period must not begin near the end of the annuitant's life expectancy.

NON-NATURAL OWNERS. As a general rule, deferred annuity contracts held by "non-natural persons" (such as a corporation, trust or other similar entity) are not treated as annuity contracts for Federal income tax purposes. The investment income on such contracts is taxed as ordinary income that is received or accrued by the owner of the contract during the taxable year. There are several exceptions to this general rule for non-natural contract owners. First, contracts will generally be treated as held by a natural person if the nominal owner is a trust or other entity which holds the contract as an agent for a natural person. This special exception will not apply, however, in the case of any employer who is the nominal owner of an annuity contract under a non-qualified deferred compensation arrangement for its employees.

Exceptions to the general rule for non-natural contract owners will also apply with respect to:

      - contracts acquired by an estate of a decedent by reason of the death of the decedent,

      -     certain qualified contracts,

      - certain contracts purchased by employers upon the termination of certain qualified plans,

      - certain contracts used in connection with structured settlement agreements, and

      - contracts purchased with a single premium when the annuity starting date (as defined in the tax law) is no later than a year from purchase of the annuity and substantially equal periodic payments are made, not less frequently than annually, during the annuity period.


LOSS OF INTEREST DEDUCTION WHERE CONTRACTS ARE HELD BY OR FOR THE BENEFIT OF CERTAIN NON-NATURAL PERSONS. In the case of contracts issued after June 8, 1997 to a non-natural taxpayer (such as a corporation or a trust), or held for the benefit of such an entity, a portion of otherwise deductible interest may not be deductible by the entity, regardless of whether the interest relates to debt used to purchase or carry the contract. However, this interest deduction disallowance does not affect a contract if the income on the contract is treated as ordinary income that is received or accrued by the owner during the taxable year. Entities that are considering purchasing the contract, or entities that will be beneficiaries under a contract, should consult a tax advisor.



DIVERSIFICATION REQUIREMENTS. For a contract to be treated as an annuity for Federal income tax purposes, the investments of the Variable Account must be "adequately diversified" in accordance with Treasury Department Regulations. The Secretary of the Treasury has issued regulations which prescribe standards for determining whether the investments of the Variable Account are "adequately diversified." If the Variable Account failed to comply with these diversification standards, a contract would not be treated as an annuity contract for Federal income tax purposes and the contract owner would generally be taxable currently on the excess of the contract value over the premiums paid for the contract.

Although we do not control the investments of the portfolios, we expect that the portfolios will comply with such regulations so that the Variable Account will be considered "adequately diversified."


OWNERSHIP TREATMENT. In certain circumstances, a variable annuity contract owner may be considered the owner, for Federal income tax purposes, of the assets of the insurance company separate account used to support his or her contract. In those circumstances, income and gains from such separate account assets would be includible in the contract owner's gross income. The IRS has stated in published rulings that a variable contract owner will be considered the owner of separate account assets if the owner possesses "incidents of ownership" in those assets, such as the ability to exercise investment control over the assets.


A Treasury Decision Issued in 1986 stated that guidance would be issued in the form of regulations or rulings on the "extent to which Policyholders may direct their investments to particular sub-accounts of a separate account without being treated as owners of the underlying assets." As of the date of this Prospectus, no comprehensive guidance on this point has been issued. In rev. rul. 2003-91, however, the irs ruled that a contract holder would not be treated as the owner of assets underlying a variable life insurance or annuity contract despite the owner's ability to allocate funds among as many as twenty subaccounts.



The ownership rights under this contract are similar to, but different in certain respects from, those described by the IRS in rulings in which it was determined that contract owners were not owners of separate account assets (and thus not taxable on the income and gains). For example, the owner of this contract has the choice of many more investment options to which to allocate premiums and contract values, and may be able to transfer among investment options more frequently than in such rulings. THESE DIFFERENCES COULD RESULT IN THE CONTRACT OWNER BEING TREATED AS THE OWNER OF THE ASSETS OF THE VARIABLE ACCOUNT AND THUS SUBJECT TO CURRENT TAXATION ON THE INCOME AND GAINS FROM THOSE ASSETS. In addition, we do not know what standards may be set forth in future regulations or rulings. We therefore reserve the right to modify the contract as necessary to attempt to prevent contract owners from being considered the owners of the assets of the Variable Account. there is no assurance such efforts will be successful, however.


DELAYED PAY-OUT PERIODS. If the contract's pay-out period commences (or is scheduled to commence) at a time when the annuitant has reached an advanced age, (e.g., past age 85), it is possible that the contract would not be treated as an annuity for Federal income tax purposes. In that event, the income and gains under the contract could be currently includible in the owner's income.

The remainder of this discussion assumes that the contract will be treated as an annuity contract for Federal income tax purposes and that we will be treated as the owner of the Variable Account assets.

TAXATION OF PARTIAL AND FULL WITHDRAWALS


In the case of a partial withdrawal before the payout period commences, amounts received are includible in income to the extent the contract value before the withdrawal exceeds the "INVESTMENT IN THE CONTRACT." In the case of a full withdrawal, amounts received are includible in income to the extent they exceed the investment in the contract. For these purposes the investment in the contract at any time equals the total of the purchase payments made under the contract to that time (to the extent such payments were neither deductible when made nor excludible from income as, for example, in the case of certain employer contributions to qualified contracts) less any amounts previously received from the contract which were not included in income.


Other than in the case of certain qualified contracts, any amount received as a loan under a contract, and any assignment or pledge (or agreement to assign or pledge) any portion of the contract value, is treated as a withdrawal of such amount or portion. (Loans, assignments and pledges are permitted only in limited circumstances under qualified contracts.) The investment in the contract is increased by the amount includible in income with respect to such assignment or pledge, though it is not affected by any other aspect of the assignment or pledge (including its release). If an individual transfers his or her interest in an annuity contract without adequate consideration to a person other than the owner's spouse (or to a former spouse incident to divorce), the owner will be taxed on the difference between the contract value and the investment in the contract at the time of transfer. In such a case, the transferee's investment in the contract will be increased to reflect the increase in the transferor's income.


The contract provides a death benefit and optional death benefits, each of which in certain circumstances may exceed the greater of the purchase payments and the contract value. As described elsewhere in this Prospectus, we impose certain charges with respect to the death benefit. It is possible that those charges (or some portion thereof) could be treated for Federal income tax purposes as a partial withdrawal from the contract.


As mentioned above, amounts received in a partial withdrawal are taxable to the extent that the contract value exceeds the investment in the contract. There is some uncertainty regarding the effect that certain optional benefits, e.g., GPP, might have on the amount that is treated as the contract value for this purpose. As a result, the taxable portion of amounts received in a partial withdrawal could be greater or less depending on how such optional benefits are treated for this purpose.


There may be special income tax issues present in situations where the owner and the annuitant are not the same person and are not married to one another. A tax advisor should be consulted in those situations.

TAXATION OF ANNUITY BENEFIT PAYMENTS


A portion of each annuity payment is usually taxable as ordinary  in-come.



Normally, a portion of each annuity benefit payment is taxable as ordinary income. The taxable portion of an annuity benefit payment is equal to the excess of the payment over the "EXCLUSION AMOUNT."


In the case of variable annuity benefit payments, the exclusion amount is the investment in the contract (defined above) allocated to the variable annuity option, adjusted for any period certain or refund feature, when payments begin to be made divided by the number of payments expected to be made (determined by IRS regulations which take into account the annuitant's life expectancy and the form of annuity benefit selected). In the case of fixed annuity benefit payments, the exclusion amount is the amount determined by multiplying the payment by the ratio of (a) to (b), where:

      (a) is the investment in the contract allocated to the fixed annuity option (adjusted for any period certain or refund feature) and

      (b) is the total expected value of fixed annuity benefit payments for the term of the contract (determined under IRS regulations).

A simplified method of determining the taxable portion of annuity benefit payments applies to contracts issued in connection with certain qualified plans other than IRAs.

Once the total amount of the investment in the contract is excluded using these ratios, annuity benefit payments will be fully taxable. If annuity benefit payments cease because of the death of the annuitant and before the total amount of the investment in the contract is recovered, the unrecovered amount generally will be allowed as a deduction to the annuitant in his or her last taxable year.

TAXATION OF DEATH BENEFIT PROCEEDS Amounts may be distributed from a contract because of the death of an owner or the annuitant. During the accumulation period, death benefit proceeds are includible in income as follows:


      - if distributed in a lump sum, they are taxed in the same manner as a full withdrawal, as described above, or


      - if distributed under an annuity option, they are taxed in the same manner as annuity benefit payments, as described above, or


      - If distributed as a series of withdrawals over the beneficiary's life expectancy, they are taxable to the extent the contract value exceeds the "investment in the contract."


During the pay-out period, where a guaranteed period exists under an annuity option and the annuitant dies before the end of that period, payments made to the beneficiary for the remainder of that period are includible in income as follows:

      - if received in a lump sum, they are includible in income to the extent that they exceed the unrecovered investment in the contract at that time, or

      - if distributed in accordance with the existing annuity option selected, they are fully excludable from income until the remaining investment in the contract is deemed to be recovered, and all annuity benefit payments thereafter are fully includible in income.

PENALTY TAX ON PREMATURE DISTRIBUTIONS


Withdrawals and annuity benefit payments prior to age 59 -1/2 may incur a 10% penalty tax



There is a 10% IRS penalty tax on the taxable amount of any payment from a non-qualified contract. Exceptions to this penalty tax include distributions:


      - received on or after the date on which the contract owner reaches age 59-1/2;

      - attributable to the contract owner becoming disabled (as defined in the tax law);

      - made to a beneficiary on or after the death of the contract owner or, if the contract owner is not an individual, on or after the death of the primary annuitant (as defined in the tax law);

      - made as a series of substantially equal periodic payments (not less frequently than annually) for the life (or life expectancy) of the owner or for the joint lives (or joint life expectancies) of the owner and designated beneficiary (as defined in the tax law);

      - made under an annuity contract purchased with a single premium when the annuity starting date (as defined in the tax law) is no later than a year from purchase of the annuity and substantially equal periodic payments are made, not less frequently than annually, during the annuity period; or

      - made with respect to certain annuities issued in connection with structured settlement agreements.

A similar penalty tax, applicable to distributions from certain qualified contracts, is discussed below.

AGGREGATION OF CONTRACTS

In certain circumstances, the amount of an annuity payment or a withdrawal from a contract that is includible in income may be determined by combining some or all of the non-qualified contracts owned by an individual. For example, if a person purchases a contract offered by this Prospectus and also purchases at approximately the same time an immediate annuity, the IRS may treat the two contracts as one contract. Similarly, if a person transfers part of his interest in one annuity contract to purchase another annuity contract, the IRS might treat the two contracts as one contract. In addition, if a person purchases two or more deferred annuity contracts from the same insurance company (or its affiliates) during any calendar year, all such contracts will be treated as one contract. The effects of such aggregation are not clear; however, it could affect the amount of a withdrawal or an annuity payment that is taxable and the amount which might be subject to the penalty tax described above.

QUALIFIED RETIREMENT PLANS


Special tax provisions apply to qualified plans. Consult your tax advisor prior to using a contract with a qualified plan



The contracts are also available for use in connection with certain types of retirement plans, including IRAs, which receive favorable treatment under the Code ("QUALIFIED PLANS"). Numerous special tax rules apply to the participants in qualified plans and to the contracts used in connection with qualified plans. Therefore, no attempt is made in this Prospectus to provide more than general information about use of the contract with the various types of qualified plans. Brief descriptions of various types of qualified plans in connection with which we may issue a contract are contained in Appendix D to this Prospectus. Appendix D also discusses certain potential tax consequences associated with the use of the contract with certain qualified plans, including IRAs, which should be considered by a purchaser. If you intend to use the contract in connection with a qualified plan you should consult a tax advisor.


The tax rules applicable to qualified plans vary according to the type of plan and the terms and conditions of the plan itself. For example, for both withdrawals and annuity benefit payments under certain qualified contracts, there may be no "investment in the contract" and the total amount received may be taxable. Also, loans from qualified contracts, where allowed, are subject to a variety of limitations, including restrictions as to the amount that may be borrowed, the duration of the loan, and the manner in which the loan must be repaid. (You should always consult your tax advisor and retirement plan fiduciary prior to exercising your loan privileges.) Both the amount of the contribution that may be made, and the tax deduction or exclusion that you may claim for that contribution, are limited under qualified plans.

If the contract is used in connection with a qualified plan, the owner and annuitant must be the same individual. If a co-annuitant is named, all distributions made while the annuitant is alive must be made to the annuitant. Also, if a co-annuitant is named who is not the annuitant's spouse, the annuity options which are available may be limited, depending on the difference in ages between the annuitant and co-annuitant. Additionally, for contracts issued in connection with qualified plans subject to the Employee Retirement Income Security Act, the spouse or ex-spouse of the owner will have rights in the contract. In such a case, the owner may need the consent of the spouse or ex-spouse to change annuity options or make a withdrawal from the contract.

In addition, special rules apply to the time at which distributions to the owner and beneficiaries must commence and the form in which the distributions must be paid. These special rules may also require the length of any guarantee period to be limited. They also affect the restrictions that may be imposed by the owner on the timing and manner of payment of death benefits to the owner's designated beneficiaries or the period of time over which a designated beneficiary may extend payment of the death benefits under the contract. In addition, the presence of the death benefit or an optional benefit, such as the Principal
Plus Rider, may increase the amount of the required minimum distribution that must be made under the contract. Failure to comply with minimum distribution requirements applicable to qualified plans will result in the imposition of an excise tax. This excise tax generally equals 50% of the amount by which a minimum required distribution exceeds the actual distribution from the qualified plan. In the case of IRAs (other than Roth IRAs), distributions of minimum amounts (as specified in the tax law) to the owner must generally commence by April 1 of the calendar year following the calendar year in which the owner attains age 70-1/2. The amount that must be distributed each year is computed on the basis of the owner's age and the value of the contract, taking into account both the account balance and, in 2006 and subsequent years, the actuarial present value of other benefits provided under the contract. In the case of certain other qualified plans, such distributions OF such minimum amounts must generally commence by the later of this date or April 1 of the calendar year following the calendar year in which the employee retires. Distributions made under certain qualified plans, including IRAs, after the owner's death must also comply with the minimum distribution requirements, and different rules governing the timing and the manner of payments apply, depending on whether the designated beneficiary is an individual, and, if so, the owner's spouse, or an individual other than the owner's spouse. If you wish to impose restrictions on the timing and manner of payment of death benefits to your designated beneficiaries or if your beneficiary wishes to extend over a period of time the payment of the death benefits under your contract, please consult a tax advisor.



There is also a 10% IRS penalty tax on the taxable amount of any payment from certain qualified contracts (but not Section 457 plans). (The amount of the penalty tax is 25% of the taxable amount of any payment received from a "SIMPLE retirement account" during the 2-year period beginning on the date the individual first participated in any qualified salary reduction arrangement (as defined in the tax law) maintained by the individual's employer.) There are exceptions to this penalty tax which vary depending on the type of qualified plan. In the case of an "Individual Retirement Annuity" or an "IRA," including a "SIMPLE IRA," exceptions provide that the penalty tax does not apply to a payment:


      - received on or after the date on which the contract owner reaches age 59-1/2,

      - received on or after the owner's death or because of the owner's disability (as defined in the tax law), or

      - made as a series of substantially equal periodic payments (not less frequently than annually) for the life (or life expectancy) of the owner or for the joint lives (or joint life expectancies) of the owner and designated beneficiary (as defined in the tax law).

These exceptions, as well as certain others not described herein, generally apply to taxable distributions from other qualified plans (although, in the case of plans qualified under Sections 401 and 403, the exception for substantially equal periodic payments applies only if the owner has separated from service). In addition, the penalty tax does not apply to certain distributions from IRAs taken after december 31, 1997 which are used for qualified first time home purchases or for higher education expenses. Special conditions must be met to qualify for these two exceptions to the penalty tax. If you wish to take a distribution from an IRA for these purposes, you should consult your tax advisor.

When issued in connection with a qualified plan, a contract will be amended as generally necessary to conform to the requirements of the plan. However, the rights of any person to any benefits under qualified plans may be subject to the terms and conditions of the plans themselves, regardless of the terms and conditions of the contract. In addition, we will not be bound by terms and conditions of qualified plans to the extent those terms and conditions contradict the contract, unless we consent.


DIRECT ROLLOVERS



If the contract is used in connection with a retirement plan that is qualified under Sections 401(a), 403(a), or 403(b) of the Code, or a governmental deferred compensation plan described in Section 457(b) of the Code, any "ELIGIBLE ROLLOVER DISTRIBUTION" from the contract will be subject to "direct rollover" and mandatory withholding requirements. An eligible rollover distribution generally is any taxable distribution from such qualified plans or governmental deferred compensation plans, excluding certain amounts such as (i) minimum distributions required under Section 401(a)(9) of the Code, (ii) certain distributions for life, life expectancy, or for 10 years or more which are part of a "series of substantially equal periodic payments," and (iii) if applicable, certain hardship withdrawals.

Under these requirements, Federal income tax equal to 20% of the eligible rollover distribution will be withheld from the amount of the distribution. Unlike withholding on certain other amounts distributed from the contract, discussed below, the owner cannot elect out of withholding with respect to an eligible rollover distribution. However, this 20% withholding will not apply if, instead of receiving the eligible rollover distribution, the person entitled to the distribution elects to have it directly transferred to certain qualified plans. before you receive an eligible rollover distribution, a notice will be provided explaining generally the direct rollover and mandatory withholding requirements and how to avoid the 20% withholding by electing a direct rollover.

LOANS


A loan privilege is available only to owners of contracts issued in connection with Section 403(b) retirement arrangements that are not subject to Title 1 of ERISA. The loan privilege will not be available to such contracts if the guaranteed principal plus optional benefit is elected. The requirements and limitations governing the availability of loans, including the maximum amount that a participant may take as a loan, are subject to the rules in the Code, IRS regulations, and our procedures in effect at the time a loan is made. Because the rules governing loans under section 403(b) contracts are complicated, you should consult your tax advisor before exercising the loan privilege. Failure to meet the requirements for loans may result in adverse income tax consequences to you. The loan agreement you sign will describe the restrictions and limitations applicable to the loan at the time you apply.


Federal tax law also requires loans to be repaid in a certain manner and over a certain period of time. For example, loans generally are required to be repaid within 5 years (except in cases where the loan was used to acquire the principal residence of the plan participant), with repayments made at least quarterly and in substantially level amortized payments over the term of the loan. Interest will be charged on your loan amount. Failure to make a loan repayment when due will result in adverse income tax consequences to you.

When you request a loan, we will reduce your investment in the investment accounts and transfer the amount of the loan to the "LOAN ACCOUNT," a part of our general account. You may designate the investment accounts from which the loan is to be withdrawn. Absent such a designation, the amount of the loan will be withdrawn from the investment accounts in accordance with the rules for making partial withdrawals (see "WITHDRAWALS"). When a loan is repaid, the appropriate amount of the repayment will be transferred from the loan account to the investment accounts. You may designate the investment accounts to which a repayment is to be allocated. Otherwise, the repayment will be allocated in the same manner as your purchase payments are currently being allocated.

The amount of any unpaid loans will be deducted from the death benefit otherwise payable under the contract. In addition, loans, whether or not repaid, will have a permanent effect on the contract value because the investment results of the investment accounts will apply only to the unborrowed portion of the contract value. The longer a loan is unpaid, the greater the effect is likely to be. The effect could be favorable or unfavorable. If investment results are greater than the rate being credited on amounts held in your loan account while your loan is unpaid, your contract value will not increase as rapidly as it would have if no loan were unpaid. If investment results are below that rate, your contract value will be greater than it would have been had no loan been outstanding.

FEDERAL INCOME TAX WITHHOLDING


We may be required to withhold amounts from some payments for Federal income taxes.


We will withhold and remit to the U.S. Government a part of the taxable portion of each distribution made under a contract unless the person receiving the distribution notifies us at or before the time of the distribution that he or she elects not to have any amounts withheld. In certain circumstances, we may be required to withhold tax. The withholding rates applicable to the taxable portion of periodic annuity benefit payments are the same as the withholding rates generally applicable to payments of wages. In addition, the withholding rate applicable to the taxable portion of non-periodic payments (including withdrawals prior to the maturity date and rollovers from non-Roth IRAs to Roth
IRAs) is 10%. As discussed above, the withholding rate applicable to eligible rollover distributions is 20%.


Special considerations for puerto rico annuity contracts



distributions from puerto rico annuity contracts issued by us are subject to federal income taxation, withholding and reporting requirements as well as puerto rico tax laws. both jurisdictions impose a tax on distributions. Under federal requirements, distributions are deemed to be income first. under the puerto rico tax laws, however, distributions from a contract not purchased to fund a tax qualified plan ("non-qualified contract") are treated as a non-taxable return of principal until the principal is fully recovered. thereafter, all distributions under a non-qualified contact are fully taxable. puerto rico does not currently impose an early withdrawal penalty tax. the internal revenue code, however, does impose such a penalty and bases it on the amount that is taxable under federal rules.



Distributions under a non-qualified contract after annuitization are treated as part taxable income and part non-taxable return of principal. The amount excluded from gross income after annuitization under puerto rico tax law is equal to the amount of the distribution in excess of 3% of the total purchase payments paid, until an amount equal to the total purchase payments paid has been excluded. thereafter, the entire distribution from a non-qualified contract is included in gross income. For federal income tax purposes, however, the portion of each annuity payment that is subject to tax is computed on the basis of investment in the contract and the annuitant's life expectancy. generally, puerto rico does not require income tax to be withheld from distributions of income. Although puerto rico allows a credit against its income tax for taxes paid to the federal government, you may not be able to use the credit fully. if you are a resident of puerto rico, you should consult a competent tax adviser before purchasing an annuity contract.]


GENERAL MATTERS

ASSET ALLOCATION SERVICES

We are aware that certain third parties are offering asset allocation and timing services ("Asset Allocation Services") in connection with the contracts. In certain cases we have agreed to honor transfer instructions from such Asset Allocation Services where we have received powers of attorney, in a form acceptable to us, from the contract owners participating in the service and where the Asset Allocation Service has agreed to the trading restrictions imposed by us. WE DO NOT ENDORSE, APPROVE OR RECOMMEND SUCH SERVICES IN ANY WAY AND YOU SHOULD BE AWARE THAT FEES PAID FOR SUCH SERVICES ARE SEPARATE AND IN ADDITION TO FEES PAID UNDER THE CONTRACTS.

RESTRICTIONS UNDER THE TEXAS OPTIONAL RETIREMENT PROGRAM

Section 830.105 of the Texas Government Code permits participants in the Texas Optional Retirement Program ("ORP") to withdraw their interest in a variable annuity contract issued under the ORP only upon:

      - termination of employment in the Texas public institutions of higher education,

      -     retirement,

      -     death, or

      -     the participant's attainment of age 70-1/2.

Accordingly, before any amounts may be distributed from the contract, proof must be furnished to us that one of these four events has occurred. The foregoing restrictions on withdrawal do not apply in the event a participant in the ORP transfers the contract value to another contract or another qualified custodian during the period of participation in the ORP. Loans are not available under contracts subject to the ORP.


WE PAY COMPENSATION FOR SALES OF THE CONTRACTS.


DISTRIBUTION OF CONTRACTS


John Hancock DISTRIBUTORS, LLC ("JH DISTRIBUTORS"), a Delaware limited liability company that we control, is the principal underwriter and distributor of the contracts offered through this prospectus and of other annuity and life insurance products we and our affiliates offer. jh distributors also acts as the principal underwriter of the john hancock trust, whose securities are used to fund certain variable investment options under the contracts and under other annuity and life insurance products we offer.



JH Distributors' principal address is 200 bloor street east, toronto, canada m4w 1e5. It also maintains offices with us at 601 congress street], Boston, Massachusetts 02210. JH Distributors is a broker-dealer registered under the Securities Exchange Act of 1934 (the "1934 Act") and is a member of the National Association of Securities Dealers, Inc. (the "NASD").



We offer the contracts for sale through broker-dealers that have entered into selling agreements with jh distributors. broker-dealers sell the contracts through their] registered representatives who have been appointed by us to act as our insurance agents. jh distributors, or any of its affiliates that is registered under the 1934 Act and a member of the NASD, may also offer the contracts directly to potential purchasers. These affiliated broker-dealers include essex national securities, inc. and Signator Investors, Inc.



JH distributors pays compensation to broker-dealers for the promotion and sale of the contracts. the individual representative who sells you a contract typically will receive a portion of the compensation, under the representative's own arrangement with his or her broker-dealer. our affiliated broker-dealers may pay additional cash and non-cash incentives to their representatives for sales of the contracts described in this prospectus that they would not pay in connection with the sale of other contracts issued by unaffiliated companies.



A limited number of affiliated and/or non-affiliated broker-dealers may also be paid commissions or overrides to "wholesale" the contracts, that is, to provide marketing support and training services to the broker-dealer firms that do the actual selling. we may also provide compensation to broker-dealers for providing ongoing service in relation to contracts that have already been purchased.



Standard Compensation The amount and timing of compensation JH Distributors may pay to broker-dealers may vary depending on the selling agreement, but compensation with respect to contracts sold through broker-dealers (inclusive of wholesaler overrides and expense allowances) and paid to broker-dealers is not expected to exceed, 7% of purchase payments plus, beginning one year after each purchase payment, ongoing compensation at an annual rate of up to 1.20% of the values of the contracts attributable to such purchase payments. this compensation is not paid directly by contract owners. jh distributors pays the compensation from its assets but expects to recoup it through the fees and charges imposed under the contract. (SEE CHARGES AND DEDUCTIONS.)



Additional Compensation and revenue sharing to the extent permitted by sec and nasd rules and other applicable laws and regulations, JH distributors directly or indirectly may make additional payments in the form of cash, other special compensation or reimbursement of expenses to selling broker-dealers. these additional compensation or reimbursement arrangements may include, for example, payments in connection with the firm's "due diligence" examination of the contracts, payments for providing conferences or seminars, sales or training programs for invited registered representatives and other employees, payments for travel expenses, including lodging, incurred by registered representatives and other employees for such seminars or training programs, seminars for the public, advertising and sales campaigns regarding the contracts, and payments to assist a firm in connection with its administrative systems, operations and marketing expenses and/or other events or activities sponsored by the firms. subject to applicable NASD rules and other applicable laws and regulations, JH distributors and its affiliates may contribute to, as well as sponsor, various educational programs, sales contests and/or promotions in which participating firms and their sales persons may receive prizes such as merchandise, cash, or other awards.



These arrangements may not be offered to all firms, and the terms of such arrangements may differ between firms. we provide additional information on special compensation or reimbursement arrangements involving selling firms and other financial institutions in the statement of additional information, which is available upon request. any such compensation, which may be significant at times, will not result in any additional direct charge to you by us.



Differential Compensation Compensation negotiated and paid by JH distributors pursuant to a selling agreement with a broker-dealer may differ from compensation levels that the broker-dealer receives for selling other variable contracts. the compensation and revenue sharing arrangements may give us benefits such as greater access to registered representatives. in addition, under their own arrangements, broker-dealer firms may pay a portion of any amounts received under standard or additional compensation or revenue sharing arrangements to their registered representatives. the additional compensation and revenue sharing arrangements may give us benefits such as greater access to registered representatives. as a result, registered representatives may be motivated to sell the contracts of one issuer over another issuer, or one product over another product. you should contact your registered representative for more information on compensation arrangements in connection with your purchase of a contract.


CONTRACT OWNER INQUIRIES

Your inquiries should be directed to our Annuity Service Office mailing address at P.O. Box 55066, Boston, Massachusetts 02205-8226.

CONFIRMATION STATEMENTS

You will be sent confirmation statements for certain transactions in your account. You should carefully review these statements to verify their accuracy. Any mistakes should immediately be reported to our Annuity Service Office. If you fail to notify our Annuity Service Office of any mistake within 60 days of the mailing of the confirmation statement, you will be deemed to have ratified the transaction.

LEGAL PROCEEDINGS There are no legal proceedings to which the Variable Account is a party or to which the assets of the Variable Account are subject. Neither JHD LLC nor we are involved in any litigation that is of material importance to either, or that relates to the Variable Account.

VOTING INTEREST

As stated above, we will vote shares of the Portfolios held in the Variable Account at shareholder meetings according to voting instructions received from the persons having the voting interest under the contracts.

Accumulation Period. During the accumulation period, the contract owner has the voting interest under a contract. The number of votes for each portfolio for which voting instructions may be given is determined by dividing the value of the investment account corresponding to the sub-account in which such portfolio shares are held by the net asset value per share of that portfolio.

Pay-out Period. During the pay-out period, the annuitant has the voting interest under a contract. The number of votes as to each portfolio for which voting instructions may be given is determined by dividing the reserve for the contract allocated to the sub-account in which such portfolio shares are held by the net asset value per share of that portfolio.

Generally, the number of votes tends to decrease as annuity benefit payments progress since the amount of reserves attributable to a contract will usually decrease after commencement of annuity benefit payments. We will determine the number of portfolio shares for which voting instructions may be given not more than 90 days prior to the meeting.

REINSURANCE ARRANGEMENTS


From time to time, we may utilize reinsurance as part of our risk management program. Under any reinsurance agreement, we remain liable for the contractual obligations of the contracts' guaranteed benefits and the reinsurer(s) agree to reimburse us for certain amounts and obligations in connection with the risks covered in the reinsurance agreements. The reinsurer's contractual liability runs solely to us, and no contract owner shall have any right of action against any reinsurer. In evaluating reinsurers, we consider the financial and claims paying ability ratings of the reinsurer. Our philosophy is to minimize incidental credit risk. We do so by engaging in secure types of reinsurance transactions with high quality reinsurers and diversifying reinsurance counterparties to limit concentrations. Some of the benefits that may be reinsured include living benefits, guaranteed death benefits, and fixed account guarantees.

                            APPENDIX A: SPECIAL TERMS

The following terms as used in this Prospectus have the indicated meanings:

ACCUMULATION PERIOD: The period between the issue date of the contract and the maturity date of the contract. During this period, purchase payments are typically made to the contract by the owner.

ACCUMULATION UNIT: A unit of measure that is used to calculate the value of the variable portion of the contract before the maturity date.

ANNUITANT: Any natural person or persons to whom annuity benefit payments are made and whose life is used to determine the duration of annuity benefit payments involving life contingencies. If the contract owner names more than one person as an "annuitant," the second person named shall be referred to as "co-annuitant." The "annuitant" and "co-annuitant" will be referred to collectively as "annuitant." The "annuitant" is as designated on the contract or certificate specification page, unless changed. The annuitant becomes the owner of the contract on the Maturity Date.

ANNUITY OPTION: The method selected by the contract owner (or as specified in the contract if no selection is made) for annuity benefit payments made by the Company.

ANNUITY SERVICE OFFICE: The mailing address of the service office is P.O. Box 55066, Boston Massachusetts 02205-8226.

ANNUITY UNIT: A unit of measure that is used after the maturity date to calculate variable annuity benefit payments.

BENEFICIARY: The person, persons or entity entitled to the death benefit under the contract upon the death of a contract owner or, in certain circumstances, an annuitant. The beneficiary is as specified in the contract or certificate specifications page, unless changed. If there is a surviving contract owner, that person will be deemed the beneficiary.


Business Day: Any day on which the New York Stock Exchange is open for business and the net asset value of a portfolio is determined.


CERTIFICATE: The document issued to each owner which summarizes the rights and benefits of the owner under the contract.

CONTINGENT BENEFICIARY: The person, persons or entity to become the beneficiary if the beneficiary is not alive. The contingent beneficiary is as specified in the application, unless changed.

COMMUTED VALUE: The present value of any remaining guaranteed annuity benefit payments.

CONTRACT DATE: In the case of an individual annuity contract, the date of issue of the contract. In the case of a group annuity contract, the effective date of participation under the group annuity contract as designated in the certificate specifications page.

CONTRACT VALUE: The total of the investment account values and, if applicable, any amount in the loan account attributable to the contract.

CONTRACT YEAR: The period of twelve consecutive months beginning on the contract date or any anniversary thereof.

DEBT: Any amounts in the loan account attributable to the contract plus any accrued loan interest. The loan provision is applicable to certain qualified contracts only.


DUE PROOF OF DEATH: Due Proof of Death is required upon the death of the contract owner or annuitant, as applicable. One of the following must be received at the Annuity Service Office :



      -     A certified copy of a death certificate; or


      - A certified copy of a decree of a court of competent jurisdiction as to the finding of death; or

      -     Any other proof satisfactory to us.


Death benefits will be paid within 7 days of receipt of due proof of death and all required claim forms from all beneficiaries at the Company's Annuity Service Office.


FIXED ANNUITY: An annuity option with payments which are predetermined and guaranteed as to dollar amount.

GENERAL ACCOUNT: All the assets of the Company other than assets in separate accounts.

GROUP HOLDER: In the case of a group annuity contract, the person, persons or entity to whom the contract is issued.

INVESTMENT ACCOUNT: An account established by the Company which represents a contract owners interest in an investment option prior to the maturity date.

INVESTMENT ACCOUNT VALUE: The value of the contract owner's investment in an investment account.

INVESTMENT OPTIONS: The investment choices available to contract owners.

LOAN ACCOUNT: The portion of the general account that is used for collateral when a loan is taken.

MARKET VALUE CHARGE: A charge that may be assessed if amounts are withdrawn or transferred from investment options prior to the end of the interest rate guarantee period.

MATURITY DATE: The date on which annuity benefits commence. The maturity date is the date specified on the contract or certificate specifications page and generally the first day of the month following the later of the annuitants 85th birthday or the tenth contract anniversary, unless changed.

NET PURCHASE PAYMENT: The purchase payment less the amount of premium tax.

NON-QUALIFIED CERTIFICATES: Certificates issued under non-qualified Contracts.

NON-QUALIFIED CONTRACTS: Contracts which are not issued under qualified plans.

OWNER OR CONTRACT OWNER "YOU": In the case of an individual contract, the person, persons (co-owner) or entity entitled to all of the ownership rights under the contract. In the case of a group annuity contract, the person, persons or entity named in a certificate and entitled to all of the ownership rights under the contract not expressly reserved to the group holder. The owner has the legal right to make all changes in contractual designations where specifically permitted by the contract. The owner is a specified in the contract or certificate specifications page, unless changed. The annuitant becomes the owner of the contract on the Maturity Date.

PAY-OUT PERIOD: Is the time period during which annuity benefit payments are made to the annuitant.

PORTFOLIO: Mutual funds in which the Variable Account invests, or of any successor mutual funds.

PURCHASE PAYMENT: An amount paid by a contract owner to the Company as consideration for the benefits provided by the contract.

QUALIFIED CERTIFICATES: Certificates issued under qualified contracts.

QUALIFIED CONTRACTS: Contracts issued under qualified plans.

QUALIFIED PLANS: Retirement plans which receive favorable tax treatment under
Section 401, 403, 408, 408A or 457 or the Internal Revenue Code of 1986, as amended.

SEPARATE ACCOUNT: A segregated account of the Company that is not commingled with the Company's general assets and obligations.

SUB-ACCOUNT(S): One or more of the sub-accounts of the Variable Account. Each sub-account is invested in shares of a different Portfolio.





VALUATION PERIOD: Any period from one business day to the next measured from the time on each such date that the net asset value of each portfolio is determined.


VARIABLE ACCOUNT: The Variable Account is another name for a Separate Account of the Company.

VARIABLE ANNUITY: An annuity option with payments which: (1) are not predetermined or guaranteed as to dollar amount, and (2) vary in relation to the investment experience of one or more specified sub-accounts.

            APPENDIX B: EXAMPLES OF CALCULATION OF WITHDRAWAL CHARGE


EXAMPLE 1 - Assume a single payment of $50,000 is made into the contract, no transfers are made, no additional payments are made and there are no partial withdrawals. The table below illustrates five examples of the withdrawal charges that would be imposed if the contract is completely withdrawn, based on hypothetical contract values.


CONTRACT   HYPOTHETICAL    FREE WITHDRAWAL   PAYMENTS    WITHDRAWAL CHARGE
  YEAR    CONTRACT VALUE       AMOUNT       LIQUIDATED  PERCENT   AMOUNT
 -------  --------------  ----------------  ----------  -------  ---------
    2         55,000          5,000 (A)       50,000      6%       3,000
    4         50,500          5,000 (B)       45,500      5%       2,275
    6         60,000         10,000 (C)       50,000      3%       1,500
    7         35,000          5,000 (D)       45,000      2%         900
    8         70,000         20,000 (E)       50,000      0%           0

During any contract year the free withdrawal amount is the greater of accumulated earnings, or 10% of the total payments made under the contract less any prior partial withdrawals in that contract year.

(A) In the second contract year the earnings under the contract and 10% of payments both equal $5,000. Consequently, on total withdrawal $5,000 is withdrawn free of the withdrawal charge, the entire $50,000 payment is liquidated and the withdrawal charge is assessed against such liquidated payment (contract value less free withdrawal amount).

(B) In the example for the fourth contract year, the accumulated earnings of $500 is less than 10% of payments, therefore the free withdrawal amount is equal to 10% of payments (50,000 X 10% = $5,000) and the withdrawal charge is only applied to payments liquidated (contract value less free withdrawal amount).

(C) In the example for the sixth contract year, the accumulated earnings of $10,000 is greater than 10% of payments ($5,000), therefore the free withdrawal amount is equal to the accumulated earnings of $10,000 and the withdrawal charge is applied to the payments liquidated (contract value less free withdrawal amount).

(D) In the example for the seventh contract year, the contract has negative accumulated earnings ($35,000 - $50,000), so the free withdrawal amount is equal to 10% of payments (50,000 x 10% = $5,000) and the withdrawal charge is applied to total payments less the free withdrawal amount. This calculation only applies to contracts issued on or after April 1, 2003. For contracts issued prior to April 1, 2003, the withdrawal charge would be applied to the lesser of the total payments or the contract value, less the free withdrawal amount. In this example, the payments liquidated would be $30,000 ($35,000 - $5,000).

(E) There is no withdrawal charge on any payments liquidated that have been in the contract for at least 7 years.

EXAMPLE 2 - Assume a single payment of $50,000 is made into the contract, no transfers are made, no additional payments are made and there are a series of four partial withdrawals made during the third contract year of $2,000, $5,000, $7,000 and $8,000.

                                                                    WITHDRAWAL CHARGE
HYPOTHETICAL    PARTIAL WITHDRAWAL   FREE WITHDRAWAL     PAYMENTS   -----------------
CONTRACT VALUE       REQUESTED            AMOUNT        LIQUIDATED  PERCENT   AMOUNT
--------------  ------------------   ---------------    ----------  -------  --------
    65,000           2,000             15,000 (A)              0        5%       0
    49,000           5,000              3,000 (B)          2,000        5%      100
    52,000           7,000              4,000 (C)          3,000        5%      150
    44,000           8,000                  0 (D)          8,000        5%      400

(A) The free withdrawal amount during any contract year is the greater of the contract value less the unliquidated payments (accumulated earnings), or 10% of payments less 100%of all prior withdrawals in that contract year. For the first example, accumulated earnings of $15,000 is the free withdrawal amount since it is greater than 10% of payments less prior withdrawals ($5,000-0). The amount requested (2,000) is less than the free withdrawal amount so no payments are liquidated and no withdrawal charge applies.

(B) The contract has negative accumulate earnings ($49,000 - $50,000), so the free withdrawal amount is limited to 10% of payments less all prior withdrawals. Since 2,000 has already been withdrawn in the current contract year, the remaining free withdrawal amount during the third contract year is $3,000. The $5,000 partial withdrawal will consist of $3,000 free of withdrawal charge, and the remaining $2,000 will be subject to a withdrawal charge and result in payments being liquidated. The remaining unliquidated payments are $48,000.

(C) The contract has increased in value to 52,000. The unliquidated payments are 48,000 so the accumulated earnings are $4,000, which is greater than 10% of payments less prior withdrawals ($5,000 - $2,000 - $5,000 <0). Hence the free withdrawal amount is $4,000. Therefore, $3,000 of the $7,000 partial withdrawal will be subject to a withdrawal charge and result in payments being liquidated. The remaining unliquidated payments are $45,000.

(D) The free withdrawal amount is zero since the contract has negative accumulated earnings ($44,000 - $45,000) and the full 10% of payments ($5,000) has already been withdrawn. The full amount of $8,000 will result in payments being liquidated subject to a withdrawal charge. At the beginning of the next contract year the full 10% of payments would be available again for withdrawal requests during that year.

                         APPENDIX C: STATE PREMIUM TAXES

Premium taxes vary according to the state and are subject to change. In many jurisdictions there is no tax at all. For current information, a tax advisor should be consulted.


                                  TAX RATE
                  --------------------------------------------
     STATE        QUALIFIED CONTRACTS  NON-QUALIFIED CONTRACTS
----------------  -------------------  -----------------------
California              0.50%                 2.35%
 GUAM                   4.00%                 4.00%
MAINE(A)                0.00%                 2.00%
Nevada                  0.00%                 3.50%
Puerto Rico             1.00%                 1.00%
South Dakota (A)        0.00%                 1.25%
West Virginia           1.00%                 1.00%
Wyoming                 0.00%                 1.00%



(A) We pay premium tax upon receipt of premium.

                        APPENDIX D: QUALIFIED PLAN TYPES

Set forth below are brief descriptions of the types of qualified plans in connection with which we may issue contracts. Certain potential tax consequences associated with use of the contract in connection with qualified plans are also described. This discussion is based on the Code, IRS regulations, and interpretations existing on the date of this Prospectus. These authorities, however, are subject to change by Congress, the Treasury Department and judicial decisions. Persons intending to use the contract with qualified plans should consult their tax advisor.

INDIVIDUAL RETIREMENT ANNUITIES. Section 408 of the Code permits eligible individuals to contribute to an individual retirement program known as an "Individual Retirement Annuity" or "IRA." IRAs are subject to limits on the amounts that may be contributed and deducted, the persons who may be eligible and on the time when distributions may commence. Also, distributions from certain other types of qualified retirement plans may be "rolled over" on a tax-deferred basis into an IRA. The contract may not, however, be used in connection with an "Education IRA" under Section 530 of the Code.


The contract may be issued with certain death benefit or an optional benefit such GPP. The presence of these benefits may increase the amount of any required minimum distributions for IRAs and other contracts subject to the required minimum distribution rules.



SIMPLE IRAS. Section 408(p) of the Code permits certain small employers to establish "SIMPLE retirement accounts," including SIMPLE IRAs, for their employees. Under SIMPLE IRAs, certain deductible contributions are made by both employees and employers. SIMPLE IRAs are subject to various requirements, including limits on the amounts that may be contributed, the persons who may be eligible, and the time when distributions may commence. As discussed above (see Individual Retirement Annuities), if the contract is issued with certain death benefits or an optional benefit such as GPP, the presence of these benefits may increase the amount of any required minimum distributions for IRAs (which would include SIMPLE IRAs) and other contracts subject to the minimum distribution rules. Employers intending to use the contract in connection with such plans should seek competent advice.


ROTH IRAS. Section 408A of the Code permits eligible individuals to contribute to a type of IRA known as a "Roth IRA." Roth IRAs are generally subject to the same rules as non-Roth IRAs, but differ in certain respects.

Among the differences are that contributions to a Roth IRA are not deductible and "qualified distributions" from a Roth IRA are excluded from income. A qualified distribution is a distribution that satisfies two requirements. First, the distribution must be made in a taxable year that is at least five years after the first taxable year for which a contribution to any Roth IRA established for the owner was made. Second, the distribution must be:


      -     made after the owner attains age 59-1/2; or


      -     made after the owner's death;

      -     attributable to the owner being disabled; or

      -     a qualified first-time homebuyer distribution within the meaning of
            Section 72(t)(2)(F) of the Code.


As described above (see "Individual Retirement Annuities"), if the contract is issued with certain death benefit or an optional benefit such as GPP, the presence of these benefits may increase the amount of any required minimum distributions for IRAs (which include Roth IRAs) and other contracts subject to the minimum distribution rules. Also, the state tax treatment of a Roth IRA may differ from the Federal income tax treatment of a Roth IRA. If you intend to use the contract in connection with a Roth IRA, you should seek competent tax advice.



CORPORATE AND SELF-EMPLOYED ("H.R. 10" AND "KEOGH") PENSION AND PROFIT-SHARING PLANS. Sections 401(a) and 403(a) of the Code permit corporate employers to establish various types of tax-favored retirement plans for employees. The Self-Employed Individuals' Tax Retirement Act of 1962, as amended, commonly referred to as "H.R. 10" or "Keogh," permits self-employed individuals also to establish such tax-favored retirement plans for themselves and their employees. Such retirement plans may permit the purchase of the contracts in order to provide benefits under the plans. The contract provides death benefit options that in certain circumstances may exceed the greater of the purchase payments and the contract value. It is possible that the IRS could characterize the death benefit as an "incidental death benefit." There are limitations on the amount of incidental benefits that may be provided under pension and profit sharing plans. In addition, the provision of such benefits may result in current taxable income to participants. Employers intending to use the contract in connection with such plans should seek competent advice. If the contract is issued with certain death benefit or an optional benefit such as GPP, the presence of these benefits may increase the amount of any required minimum distributions that must be made under the contract. Employers intending to use the contract in connection with such plans should seek competent advice.


TAX-SHELTERED ANNUITIES. Section 403(b) of the Code permits public school employees and employees of certain types of charitable, educational and scientific organizations specified in Section 501(c)(3) of the Code to have their employers purchase annuity contracts for them and, subject to certain limitations, to exclude the amount of purchase payments from gross income for tax purposes. These annuity contracts are commonly referred to as "tax-sheltered annuities." Purchasers of the contracts for such purposes should seek competent advice as to eligibility, limitations on permissible amounts of purchase payments and other tax consequences associated with the contracts. In particular, purchasers should consider that the contract provides death benefit options that in certain circumstances may exceed the greater of the purchase payments and the contract value. It is possible that the IRS could characterize the death benefit as an "incidental death benefit." If so, the contract owner could be deemed to receive currently taxable income. In addition, there are limitations on the amount of incidental benefits that may be provided under a tax-sheltered annuity. If the contract is issued with certain death benefits or an optional benefit such as the Guaranteed Principal Plus Rider, the presence of these benefits may increase the amount of any required minimum distributions that must be made under the contract. Employers intending to use the contract in connection with such plans should seek competent advice


Tax-sheltered annuity contracts must contain restrictions on withdrawals of:

      - contributions made pursuant to a salary reduction agreement in years beginning after December 31, 1988,

      -     earnings on those contributions, and

      - earnings after 1988 on amounts attributable to salary reduction contributions (and earnings on those contributions) held as of the last day of the year beginning before January 1, 1989.

These amounts can be paid only if the employee has reached age 59-1/2, separated from service, died, or become disabled (within the meaning of the tax law), or in the case of hardship (within the meaning of the tax law). Amounts permitted to be distributed in the event of hardship are limited to actual contributions; earnings thereon cannot be distributed on account of hardship. Amounts subject to the withdrawal restrictions applicable to Section 403(b)(7) custodial accounts may be subject to more stringent restrictions. (These limitations on withdrawals do not apply to the extent we are directed to transfer some or all of the contract value to the issuer of another tax-sheltered annuity or into a
Section 403(b)(7) custodial account.)

DEFERRED COMPENSATION PLANS OF STATE AND LOCAL GOVERNMENTS AND TAX-EXEMPT ORGANIZATIONS. Section 457 of the Code permits employees of state and local governments and tax-exempt organizations to defer a portion of their compensation without paying current taxes. The employees must be participants in an eligible deferred compensation plan. Generally, a contract purchased by a state or local government or a tax-exempt organization will not be treated as an annuity contract for Federal income tax purposes.

           APPENDIX E: PRODUCT FEATURES AVAILABLE FOR OLDER CONTRACTS


Examples (for contracts issued prior to december 8, 2003) The examples below are intended to help you compare the cost of investing in the contract with the cost of investing in other variable annuity contracts. these costs include contract owner expenses, contract fees, separate account annual expenses and portfolio fees and expenses.



The first example assumes that you invest $10,000 in a contract with the following optional riders: EER, and GRIB III. the first example also assumes that your investment has a 5% return each year and assumes the maximum annual contract fee and the maximum fees and expenses of any of the funds. although your actual costs may be higher or lower, based on these assumptions, your costs would be:



Maximum portfolio operating expenses- Contract with optional riders:




                                                     1 YEAR   3 YEARS  5 YEARS  10 YEARS
                                                    --------  -------  -------  --------
If you surrender the contract at the end of the     $    951  $ 1,692  $ 2,452  $  4,297
applicable time period:
IF you annuitize, or do not surrender the contract  $    403  $ 1,226  $ 2,073  $  4,297
at the end of the applicable time period:



The second example assumes that you invest $10,000 in a contract, but with no optional riders. The second example also assumes that your investment has a 5% return each year and assumes the average annual contract fee we expect to receive for the contracts and the minimum fees and expenses of any of the funds. although your actual costs may be higher or lower, based on these assumptions, your costs would be:



Minimum portfolio operating expenses - Contract with no optional riders:



                                                    1 YEAR  3 YEARS  5 YEARS  10 YEARS
                                                    ------  -------  -------  --------
If you surrender the contract at the end of the     $  951  $ 1,692  $ 2,452  $  4,297
applicable time period:
If you annuitize, or do not surrender the contract  $  403  $ 1,226  $ 2,073  $  4,297 at the end of the applicable time period:



For purposes of presenting the foregoing Examples, we have made certain assumptions. We have assumed that, where applicable, the maximum deferred sales load is deducted, that there are no transfers or other transactions. those assumptions (each of which is mandated by the sec in an attempt to provide prospective investors with standardized data with which to compare various annuity contracts) do not take into account certain features of the contract and prospective changes in the size of the portfolio which may operate to change the expenses borne by contract owners. Consequently, the amounts listed in the examples above should not be considered a representation of past or future expenses and actual expenses borne by contract owners may be greater or less than those shown.]


DEATH BENEFITS. Amount of Death Benefit. The Minimum Death Benefit may exceed $10 million:

      - for contracts issued in Hawaii, Massachusetts, Minnesota, and Vermont,

      - for contracts issued prior to July 25, 2003 in Illinois and Pennsylvania, and

      -     for contract issued prior to June 2, 2003 in all other states.

For contracts issued prior to January 1, 2003, the amount deducted in connection with partial withdrawals will be the dollar amount of the partial withdrawal.

WITHDRAWAL CHARGES. For contracts issued prior to April 1, 2003, upon a full surrender of the contract, the excess of the contract value over the free withdrawal amount will be liquidated.


Fixed Account Investment Options. Prior to october 7, 2002, in Florida,
Maryland and Oregon only the one year fixed investment account and the DCA fixed investment account were offered; the three, five and seven year investment accounts were not available.


OPTIONAL BENEFITS.

Guaranteed Principal Plus. Guaranteed Principal Plus (GPP) was not available for contracts issued prior to December 8, 2003. for applications received on or after December 8, 2003 and prior to August 16, 2004, the model allocations listed below were among the available investment options. These model allocations are no longer available for new contracts issued with gpp. If you did not have allocations in one of these models as of august 16, 2004, then these model allocations are no longer available to you. In this case, the portfolios currently available with gpp are the only investment options available to you (see guaranteed principal plus - investment options).:



If you did have allocations in one of the model allocations listed below as of august 16, 2004 and continue to have allocations to that model, then that model allocation remains available to you subject to the following requirements:



      - You may transfer monies out of the Model Allocation in which you are currently invested to one or more of the Portfolios provided 100% of your contract value is transferred. When such a transfer is made, the Portfolios are the available investment options and the model allocations are no longer available for transfers or payments.



      - If you choose to remain in the Model Allocation in which you are currently invested, you must continue to rebalance your entire contract value to your model allocation on a quarterly basis and new payments may be allocated to such MOdel Allocation.



      - If you are currently participating in our dca program (by transferring from the DCA fixed account investment option into your particular model allocation), such DCA program may continue and new payments may be allocated to such model allocation. you may transfer monies out of the model allocation in which you are currently invested to one of the portfolios provided 100% of such monies are transferred. When such a transfer is made, the portfolios are the available investment options and the model allocations are no longer available for transfers or payments.



Model Allocations The following eight Model Allocations were available with GPP for contract issued prior to August 16, 2004 as described above. The percentages indicated in the table are the percentage allocations of each portfolio within the Model Allocation.



                                       PERCENTAGE
      MODEL ALLOCATION NAME           OF ALLOCATION          PORTFOLIO NAME
------------------------------------  -------------  -----------------------------------
Scudder Conservative Income Strategy    64.00%       Scudder Fixed Income
                                         5.00%       Scudder High Income
                                         5.00%       Scudder Strategic Income
                                         4.00%       Scudder Capital Growth
                                         3.00%       Scudder International
                                         3.00%       Svs Janus Growth and Income
                                         3.00%       Svs MFS Strategic Value
                                         2.00%       Scudder Blue Chip
                                         2.00%       Scudder Growth and Income
                                         2.00%       Scudder Real Estate Securities
                                         1.00%       Scudder Large Cap Value
                                         1.00%       Scudder Global Discovery
                                         1.00%       Scudder International Select Equity
                                         1.00%       Scudder Small cap growth
                                         1.00%       Svs Davis Venture Value
                                         1.00%       Svs Dreman High Return Equity
                                         1.00%       Svs Dreman Small Cap Value

Scudder Growth Strategy                 14.00%       Scudder International
                                        14.00%       Scudder Capital Growth
                                        13.00%       Svs Mfs Strategic Value
                                        11.00%       scudder fixed income
                                         8.00%       Svs Davis Venture Value
                                         6.00%       Scudder Growth and Income
                                         5.00%       Scudder Blue Chip
                                         5.00%       Svs Janus Growth and Income
                                         4.00%       Scudder Real Estate Securities
                                         3.00%       Scudder Large Cap Value
                                         3.00%       Svs Dreman High Return Equity
                                         3.00%       Svs Dreman Small Cap Value

                                       Percentage
     Model Allocation Name            of Allocation          Portfolio Name
------------------------------------  -------------  -----------------------------------
                                         3.00%       Svs Oak Strategic Equity
                                         2.00%       Scudder Global Discovery
                                         2.00%       Scudder International Select Equity
                                         2.00%       Scudder Small Cap Growth
                                         1.00%       Scudder High Income
                                         1.00%       Scudder Strategic Income

Scudder Growth & Income Strategy        32.00%       Scudder Fixed Income
                                        10.00%       Scudder Capital Growth
                                         9.00%       Scudder International
                                         9.00%       Svs Mfs Strategic Value
                                         4.00%       Scudder Blue Chip
                                         4.00%       Scudder Growth and Income
                                         4.00%       Svs Davis Venture Value
                                         4.00%       Svs Janus Growth and Income
                                         3.00%       Scudder Large Cap Value
                                         3.00%       Scudder High Income
                                         3.00%       Scudder Real Estate Securities
                                         3.00%       Svs Oak Strategic Equity
                                         2.00%       Scudder Global Discovery
                                         2.00%       Scudder International Select Equity
                                         2.00%       Scudder Small Cap Growth
                                         2.00%       Scudder Strategic Income
                                         2.00%       Svs Dreman High Return Equity
                                         2.00%       Svs Dreman Small Cap Value

Scudder Income & Growth Strategy        46.00%       Scudder Fixed Income
                                         8.00%       Scudder Capital Growth
                                         7.00%       Svs Mfs Strategic Value
                                         6.00%       Scudder International
                                         4.00%       Scudder High Income
                                         4.00%       Svs Janus Growth and Income
                                         3.00%       Scudder Blue Chip
                                         3.00%       Scudder Growth and Income
                                         3.00%       Scudder Strategic Income
                                         3.00%       Svs Davis Venture Value
                                         2.00%       Scudder Large Cap Value
                                         2.00%       Scudder Global Discovery
                                         2.00%       Scudder International Select Equity
                                         2.00%       Scudder Real Estate Securities
                                         2.00%       Svs Dreman High Return Equity
                                         2.00%       Svs Dreman Small Cap Value
                                         1.00%       Scudder Small Cap Growth

Growth Focus                            40.00%       Scudder Fixed Income
                                        30.00%       Scudder Capital Growth
                                        15.00%       Svs Janus Growth and Income
                                        15.00%       Svs Oak Strategic Equity

Sector Focus                            40.00%       Scudder Fixed Income
                                        15.00%       Scudder Health Sciences
                                        15.00%       Scudder Real Estate Securities
                                        15.00%       Scudder Technology Growth
                                        15.00%       Svs Dreman Financial Services

Us All-capitalization                   40.00%       Scudder Fixed Income

                                       Percentage
     Model Allocation Name            of Allocation          Portfolio Name
------------------------------------  -------------  -----------------------------------
                                        15.00%       Scudder Capital Growth
                                        15.00%       Scudder Small Cap Growth
                                        15.00%       Svs Mfs Strategic Value
                                        15.00%       Svs Turner Mid Cap Growth

Value Focus                             40.00%       Scudder Fixed Income
                                        15.00%       Scudder Large Cap Value
                                        15.00%       Svs Davis Venture Value
                                        15.00%       Svs Dreman High Return Equity
                                        15.00%       Svs Mfs Strategic Value



If you select one of the model allocations available with gpp there is no assurance that your contract value will not lose money or that investment results will not experience volatility. Your investment performance will depend on the performance of the component portfolios referenced above. Your investment in the portfolios will fluctuate and when redeemed, may be worth more or less than your original investment. Each model allocation is not a fund-of-funds. For more information regarding each portfolio that comprises the model allocations, including information relating to each portfolio's investment objectives, policies and restrictions, and the risks of investing in each portfolio, please see the "general information about us, the variable account and the portfolios" section of this prospectus as well as the portfolios' prospectuses. The portfolios' prospectuses should be read carefully before investing.



Guaranteed retirement income benefit



the optional guaranteed retirement income benefits (grib) guarantee a minimum lifetime fixed income benefit in the form of fixed monthly annuity benefit payments. The amount of these payments is determined by applying an income base to the monthly income factors described in the grib rider. If the grib benefit is exercised and the monthly annuity benefit payments available under the contract are greater than the monthly annuity benefit payments provided by grib, we will pay the monthly annuity benefit payments available under the contract. The grib riders were available only at contract issue. The riders are irrevocable and may only be terminated as described below.



Availability of grib. Two versions of the guaranteed retirement income program were offered. Grib ii was available for contracts issued prior to may 5, 2003 (beginning and end dates may vary by state). Grib iii was available for contracts issued between may 5, 2003 and may 28, 2004 (beginning and end dates may vary by state). Any differences between grib ii and grib iii are described below.



Exercise of grib. Conditions of exercise. The grib benefit may be exercised subject to the following conditions:



      - may not be exercised until the 10th contract anniversary and then must be exercised within 30 days immediately following the 10th contract anniversary or a subsequent contract anniversary, and



      - must be exercised by the contract anniversary immediately prior to the oldest annuitant's 85th birthday or the 10th contract anniversary, if later.



Income base. The income base applied in determining the amount of grib annuity benefit payments is the greater of (i) the growth factor income base or (ii) the step-up income base. The income base is reduced for any withdrawal charge remaining on the date of exercise of the grib benefit, and we reserve the right to reduce the income base by any premium taxes that may apply.



The income base is used solely for purposes of calculating the grib monthly annuity benefit payments and does not provide a contract value or guarantee performance of any investment option.


Growth factor income base.

The growth factor income base is equal to (a) less (b), where:

      (a) is the sum of all purchase payments made, accumulated at the growth factor indicated below starting on the date each payment is allocated to the contract, and

        (b) is the sum of income base reductions (defined below) in connection with partial withdrawals taken, accumulated at the growth factor indicated below starting on the date each deduction occurs.

Grib ii growth factor: the growth factor for grib ii is 6% per annum if the oldest annuitant is 75 or younger at issue, and 4% per annum if the oldest annuitant is 76 or older at issue. The growth factor is reduced to 0% once the oldest annuitant has attained age 85.

Grib iii growth factor: the growth factor is 5% per annum if the oldest annuitant is 75 or younger at issue, and 3% per annum if the oldest annuitant is 76 or older at issue. The growth factor is reduced to 0% once the oldest annuitant has attained age 85.



Step-up income base.



The step-up income base is equal to the greatest anniversary value after the effective date of grib and prior to the oldest annuitant's attained age 81. The anniversary value is equal to the contract value on the last day of the contract year, plus subsequent purchase payments, less any income base reductions (defined below) in connection with partial withdrawals since the last day of the contract year.



Grib ii income base reductions: partial withdrawals will reduce the growth factor income base and the step-up income base on a pro rata basis, equal to (i) times (ii) where: (i) is equal to the growth factor income base or the step-up income base, as appropriate, immediately prior to the partial withdrawal and
(ii) is equal to the partial withdrawal amount divided by the contract value prior to the partial withdrawal.



Grib iii income base reductions: if total partial withdrawals taken during a contract year are no greater than the annual withdrawal limit then the withdrawal reduction reduces the growth factor income base on the next contract anniversary by the dollar amount of the partial withdrawal. If total partial withdrawals taken during a contract year are greater than the annual withdrawal limit, then the withdrawal reduction will instead reduce the growth factor income base on a pro rata basis, equal to (i) times (ii) where: (i) is equal to the growth factor income base immediately prior to the partial withdrawal and
(ii) is equal to the partial withdrawal amount divided by the contract value prior to the partial withdrawal. In any contract year, the annual withdrawal limit is determined by multiplying the growth factor income base on the previous contract anniversary by the growth factor indicated below.



Partial withdrawals will reduce the step-up income base on a pro rata basis, equal to (i) times (ii) where: (i) is equal to the step-up income base immediately prior to the partial withdrawal and (ii) is equal to the partial withdrawal amount divided by the contract value prior to the partial withdrawal.



Monthly Income Factors. The Income Base may be applied to [MONTHLY INCOME FACTORS] to purchase a guaranteed lifetime income under the following annuity options which are described in this prospectus (see pay-out period provisions - annuity options).




      LIFE ANNUITY WITH A 10-YEAR PERIOD CERTAIN - AVAILABLE FOR BOTH GRIB II AND GRIB III.



      JOINT AND SURVIVOR LIFE ANNUITY WITH A 20-YEAR PERIOD CERTAIN - [AVAILABLE FOR CONTRACTS WITH GRIB II ISSUED PRIOR TO JANUARY 27, 2003 (AVAILABILITY MAY VARY BY STATE).



      JOINT AND SURVIVOR LIFE ANNUITY WITH A 10-YEAR PERIOD CERTAIN - AVAILABLE FOR GRIB III AND FOR CONTRACTS ISSUED WITH GRIB II ON OR AFTER JANUARY 27, 2003 (AVAILABILITY MAY VARY BY STATE.



The monthly income factors are described in the grib rider. When you exercise grib, actual income will be based on the greater of (i) your income base at monthly income factors, or (ii) your contract value at current annuity payment rates. (The income base cannot be applied to current annuitization rates.)


If your contract has been issued with a grib rider, the annuitant may only be changed to an individual that is the same age or younger than the oldest current annuitant. A change of annuitant will not affect the Income Base calculation.


Grib fee. The risk assumed by us associated with grib is that annuity benefits payable under grib are greater than annuity benefits that would have been payable if you had selected another annuity benefit permitted by the contract. To compensate us for this risk, we charge an annual fee (the "grib fee"). On or before the maturity date, the grib fee is deducted on each contract anniversary. The amount of the grib fee is equal to the percentage from the table below multiplied by the income base in effect on that contract anniversary. The grib fee is withdrawn from each investment option in the same proportion that the value of the investment account of each investment option bears to the contract value.



GRIB Rider   Annual Fee
GRIB II           0.45%
GRIB III          0.50%



If there is a full withdrawal of contract value on any date other than the contract anniversary, we will deduct a pro-rata portion of the grib fee from the amount paid upon withdrawal. In the case of a full withdrawal, the grib fee will be multiplied by the income base immediately prior to withdrawal. The grib fee will not be deducted during the pay-out period. For purposes of determining the grib fee, the commencement of annuity benefit payments will be treated as a full withdrawal

Termination of GRIB GRIB will terminate upon the earliest to occur of:



      - the contract anniversary immediately prior to the oldest annuitant's 85th birthday or the tenth contract anniversary, if later;



      -     the termination of the contract for any reason; or



      -     the exercise of The grib benefit.



Qualified plans. The use of grib is limited in connection with its use under qualified plans, including an ira, because of the minimum distribution requirements imposed by federal tax law on these plans. In general, if grib is not exercised under a qualified plan while you are alive, your beneficiary may be unable to exercise the benefit under grib.



Hence, you should consider that since (a) grib may not be exercised until the 10th contract anniversary after its election and (b) the election of grib is irrevocable, there can be circumstances under a qualified plan in which a grib fee (discussed above) will be imposed, even though grib may not be exercised because of the restrictions imposed by the minimum distribution requirements. Please consult your advisor.



In addition, the presence of an optional benefit, such as grib, could affect the amount of the required minimum distribution that must be made under your contract.



In order to comply with applicable federal income tax laws, in some circumstances, we will shorten the guarantee period under an annuity option so that it does not exceed the life expectancy of the annuitant, or the joint life expectancy of the joint annuitants, depending on the annuity option chosen. Once the guarantee period is shortened upon exercise of grib, it will not be further reduced. The guarantee period will never be increased based on the life expectancy of the annuitant or at any other time or due to any other event.



Grib does not provide contract value or guarantee performance of any investment option. Because this benefit is based on conservative actuarial factors, the level of lifetime income that it guarantees may often be less than the level that would be provided by application of contract value at current annuity factors. Therefore, grib should be regarded as a safety net. As described above under "income base," withdrawals will reduce the grib benefit.



Accelerated beneficiary protection death benefit. The accelerated beneficiary protection death benefit ("abp") provides a death benefit, upon the death of any owner prior to the maturity date. Under abp, no death benefit is payable on the death of any annuitant, except that if any contract owner is not a natural person, the death of any annuitant will be treated as the death of an owner. Abp may not be available through all distribution partners. This benefit was available for contracts issued between december 8, 2003 and december 31, 2004.



Once abp is elected, it is irrevocable. If abp is elected, the death benefit paid under abp replaces any death benefit paid under the terms of the contract. Abp has an additional annual fee of 0.50% (As a percentage of the abp death benefit). (See "abp fee" below.) Once abp is elected, the owner may only be changed to an individual that is the same age or younger than the oldest current owner.



The addition of abp to a contract may not always be in your interest since an additional fee is imposed for this benefit. Furthermore, the benefits provided by abp have age caps and limitations that limit the benefits provided by abp at certain ages and values. These caps and limitations should be considered when determining the suitability of abp, especially at older ages or for larger payments.



The death benefit paid under abp ("abp death benefit") is determined as of the date on which written notice and proof of death and all required forms are received at the company's annuity service office in good order. The amount of the abp death benefit is equal to:



The enhanced earnings death benefit factor plus the greatest of:



      -     the contract value;



      -     the return of purchase payments death benefit factor;



      -     the annual step death benefit factor; or



      -     the graded death benefit factor.



We may offer other optional riders whose benefits and the names of such benefits are similar to the abp death benefit factors referenced above. It should be noted that these other optional riders are separate and distinct from the abp death benefit factors referenced above, they contain separate optional rider charges and their benefits and limitations may be different.

If there is any debt, the abp death benefit equals the amount described above less debt under the contract.



If the beneficiary is the deceased owner's spouse, and the abp death benefit is not taken in one sum immediately, the contract and the abp rider will continue with the surviving spouse as the new owner. Upon the death of the surviving spouse prior to the maturity date, a second abp death benefit will be paid and the entire interest in the contract must be distributed to the new beneficiary in accordance with the provisions of the contract.



For purposes of calculating the second abp death benefit, payable upon the death of the surviving spouse:



      - The abp death benefit paid upon the first owner's death ("first abp death benefit") is not treated as a purchase payment to the contract.



      - In determining the enhanced earnings death benefit factor (see "enhanced earnings death benefit factor" below), on the date the first abp death benefit was paid, the earnings basis is reset to equal the first abp death benefit. The earnings basis will be increased for any purchase payments made and decreased for any withdrawal reductions in connection with partial withdrawals taken after the date the first abp death benefit was paid. All purchase payments made and all amounts deducted in connection with partial withdrawals prior to the date the first abp death benefit was paid will not be considered in the determination of the enhanced earnings death benefit factor.



      - In determining other elements of the death benefit calculation (described above as (b) the return of purchase payments death benefit factor; (c) the annual step death benefit factor; and (d) the graded death benefit factor), all purchase payments and all withdrawals before and after the date the first abp death benefit was paid will be considered.



Return of purchase payments death benefit factor. For purposes of the abp death benefit, the return of purchase payments death benefit factor is equal to the sum of all purchase payments made less the sum of all withdrawal reductions in connection with partial withdrawals. (See "withdrawal reductions" below.)



Enhanced earnings death benefit factor. For purposes of the abp death benefit, the enhanced earnings death benefit factor is equal to 50% multiplied by earnings, as defined under the enhanced earnings death benefit factor calculation of the abp rider. For purposes of the enhanced earnings death benefit factor calculation, earnings is equal to the contract value minus the earnings basis. The earnings basis is equal to 150% of each purchase payment made less the sum of all withdrawal reductions in connection with partial withdrawals. (See example and "withdrawal reductions" below.)



The maximum enhanced earnings death benefit factor is equal to 100% of the earnings basis.



Example. Assume a single purchase payment of $100,000 is made into the contract, no additional purchase payments are made and there are no partial withdrawals. Assume the contract value on the date the abp death benefit is determined is equal to $175,000:



      -     earnings basis is equal to 150% of $100,000 or $150,000.



      - Earnings is equal to $175,000 minus $150,000 or $25,000. Note that for purposes of abp, earnings are always less than the excess of account value over payments. In this example, they are less than $75,000 (or $175,000 minus $100,000).



      - Enhanced earnings death benefit factor is equal to 50% of $25,000 or $12,500.



Annual step death benefit factor. For purposes of the abp death benefit, the annual step death benefit factor is equal to the greatest anniversary value since the effective date of the abp rider but prior to the oldest owner's attained age 81. The anniversary value is equal to the contract value on a contract anniversary increased by all purchase payments made, less withdrawal reductions in connection with partial withdrawals since that contract anniversary. (See "withdrawal reductions" below.)



Graded death benefit factor. For purposes of the abp death benefit, the graded death benefit factor is equal to (1) minus (2) where



1) is equal to the sum of each purchase payment multiplied by the applicable payment multiplier obtained from the table below:



Number of Complete Years Payment
     has Been in Contract          Payment Multiplier (A)
--------------------------------   ----------------------
               0                         100%
               1                         110%

Number of Complete Years Payment
     has Been in Contract          Payment Multiplier a
--------------------------------   --------------------
               2                         120%
               3                         130%
               4                         140%
               5+                        150%



(A) If a purchase payment is received on or after the oldest owner's attained age 71, the payment multiplier equals 100% in all years. Thus, for purchase payments made on or after the oldest owner reaches attained age 71, the benefit provided by the graded death benefit factor is equal to the benefit provided by the return of purchase payments death benefit factor.



2) Is equal to the sum of withdrawal reductions in connection with partial withdrawals taken. Withdrawal reductions are recalculated each time the graded death benefit factor is recalculated, based on purchase payment and withdrawal history.



The graded death benefit factor will never be greater than purchase payments less the sum of all withdrawal reductions in connection with partial withdrawals taken plus $250,000.



Withdrawal reductions. If total partial withdrawals taken during a contract year are less than or equal to 5% of total purchase payments (the "annual withdrawal limit"), then the withdrawal reductions reduce the appropriate value by the dollar amount of each partial withdrawal. Otherwise, withdrawal reductions reduce the appropriate value by the percentage reduction in the contract value attributed to the amount of each partial withdrawal.



The guaranteed death benefits provided by abp are adjusted at the point of each partial withdrawal but may be recalculated if subsequent partial withdrawals are taken within the same contract year. For example, if a withdrawal causes total partial withdrawals taken during that contract year to exceed 5% the annual withdrawal limit, then all previous withdrawal reductions in that contract year will be recalculated and will reduce the appropriate value proportionately. If a subsequent purchase payment is made, then the annual withdrawal limit will increase potentially resulting in a recalculation of previous withdrawal reductions within the same contract year.



Example. Illustrated below is an example of the abp death benefit based on hypothetical contract values. Assume a single purchase payment of $100,000 is made into the contract, no additional purchase payments are made and there are no partial withdrawals.



                                                                   Enhanced
                                                  Annual Step      Earnings
  Death Occurs         Contract  Graded Death    Death Benefit    Death benefit  Abp Death
Within Contract Year    Value    Benefit Factor      Factor         Factor        Benefit
--------------------   --------  --------------  -------------   -------------  ------------
        2               98,750       110,000        100,000              0        110,000
        4              100,970       130,000        100,970              0        130,000
        6              140,600       150,000        140,600              0        150,000
       10              174,700       150,000        174,700           12,350      187,050
       14              140,100       150,000        174,700              0        174,700



Investment options. At the current time, there are no additional investment option restrictions imposed when the abp rider is chosen.



We reserve the right to restrict investment options at any time. We will notify the owner in writing at least 30 days prior to restricting an investment option. If an investment option is restricted, no transfers into the restricted investment options will be allowed and no new purchase payments may be allocated to the restricted investment options after the date of the restriction. Any amounts previously allocated to an investment option that is subsequently restricted will be unaffected by such restriction. Any amount previously allocated to fixed investment options may be renewed subject to terms of the contract.



Termination of abp. The owner may not terminate abp. However, abp will terminate automatically upon the earliest of:



      -     the date the contract terminates;



      -     the maturity date; or



      - the later of the date on which the abp death benefit is paid, or the date on which the second abp death benefit is paid, if the contract and abp are continued by the surviving spouse after the death of the original owner.

ABP fee. Prior to termination of the abp rider, on each contract anniversary, the abp fee is calculated by multiplying 0.50% By the abp death benefit payable had death occurred on that contract anniversary. On each contract anniversary, the abp fee is withdrawn from each investment option in the same proportion that the value of the investment account of each investment option bears to the contract value.

If there is a full withdrawal on any date other than a contract anniversary, we will deduct a pro rata portion of the abp fee from the amount paid upon withdrawal. The abp fee will be determined based on the abp death benefit that would have been payable had death occurred immediately prior to the full withdrawal. For purposes of determining the abp fee, the commencement of annuity benefit payments shall be treated as a total withdrawal.

Qualified retirement plans. If you intend to use your contract in connection with a qualified retirement plan, including an ira, you should consider the effects that the death benefit provided under the contract (with or without the abd rider) may have on your plan (see appendix d to the prospectus). Please consult your tax advisor.]

                 APPENDIX U: TABLES OF ACCUMULATION UNIT VALUES

           TABLE OF ACCUMULATION UNIT VALUES FOR WEALTHMARK CONTRACTS
                                (REFLECTING EER)

                                                                  Year            Year            Year
                                                                  Ended           Ended           Ended
                                                                 Dec. 31         Dec. 31         Dec. 31
                                                                   2004            2003           2002
                                                                ---------       ---------       ---------
Alger American Balanced Portfolio
                             Unit Value at Start of Year        14.992568       12.805399       12.500000
                               Unit Value at End of Year        17.715787       14.992568       12.805399
                          Number of Units at End of Year           50,751         926,293          16,012
Alger American Leveraged All Cap Portfolio
                             Unit Value at Start of Year        16.724725       12.635201       12.500000
                               Unit Value at End of Year        15.346146       16.724725       12.635201
                          Number of Units at End of Year           93,621         178,102          13,628
Credit Suisse Trust Emerging Markets Portfolio
                             Unit Value at Start of Year        18.803321       13.345774       12.500000
                               Unit Value at End of Year        23.060665       18.803321       13.345774
                          Number of Units at End of Year           30,867         132,213           2,871
Credit Suisse Trust Global Small Cap Portfolio
                             Unit Value at Start of Year        19.746145       13.561223       12.500000
                               Unit Value at End of Year        22.871265       19.746145       13.561223
                          Number of Units at End of Year            6,869          17,980             362
Dreyfus I.P. MidCap Stock Portfolio
                             Unit Value at Start of Year        17.952346       13.846357       12.500000
                               Unit Value at End of Year        20.130988       17.952346       13.846357
                          Number of Units at End of Year           93,694         657,053          30,194
Dreyfus Socially Responsible Growth Fund Inc. Portfolio
                             Unit Value at Start of Year        17.074978       13.769592       12.500000
                               Unit Value at End of Year        17.757420       17.074978       13.769592
                          Number of Units at End of Year            9,070          58,272           4,103
AIM V.I. Utilities Fund Portfolio
                             Unit Value at Start of Year        15.936457       13.757466       12.500000
                               Unit Value at End of Year        19.329681       15.936457       13.757466
                          Number of Units at End of Year           12,340         101,580           5,495
Scudder Capital Growth Portfolio
                             Unit Value at Start of Year        17.056831       13.671980       12.500000
                               Unit Value at End of Year        18.009292       17.056831       13.671980
                          Number of Units at End of Year           37,509         476,741          23,254
Scudder Global Discovery Portfolio
                             Unit Value at Start of Year        21.024402       14.331432       12.500000
                               Unit Value at End of Year        25.411193       21.024402       14.331432
                          Number of Units at End of Year           26,240         137,718           4,781
Scudder Growth and Income Portfolio
                             Unit Value at Start of Year        17.064795       13.674880       12.500000
                               Unit Value at End of Year        18.390246       17.064795       13.674880
                          Number of Units at End of Year           58,953         238,149           7,943
Scudder Health Sciences Portfolio
                             Unit Value at Start of Year        17.119230       13.032160       12.500000
                               Unit Value at End of Year        18.345619       17.119230       13.032160
                          Number of Units at End of Year           31,663         288,443          11,992

                                                                  Year            Year            Year
                                                                  Ended           Ended           Ended
                                                                 Dec. 31         Dec. 31         Dec. 31
                                                                   2004            2003           2002
                                                                ---------       ---------       ---------
Scudder International Portfolio
                             Unit Value at Start of Year        16.777081       13.341991       12.500000
                               Unit Value at End of Year        19.144287       16.777081       13.341991
                          Number of Units at End of Year           97,620         274,116          20,073
Scudder Aggressive Growth Portfolio
                             Unit Value at Start of Year        19.386626       14.734222       12.500000
                               Unit Value at End of Year        19.718019       19.386626       14.734222
                          Number of Units at End of Year            9,432          80,945           3,726
Scudder Blue Chip Portfolio
                             Unit Value at Start of Year        16.854301       13.483188       12.500000
                               Unit Value at End of Year        19.118886       16.854301       13.483188
                          Number of Units at End of Year          105,356         444,499          17,806
Scudder Large Cap Value Portfolio
                             Unit Value at Start of Year        18.256976       14.005872       12.500000
                               Unit Value at End of Year        19.651565       18.256976       14.005872
                          Number of Units at End of Year           58,880         354,801           9,195
Scudder Global Blue Chip Portfolio
                             Unit Value at Start of Year        17.328288       13.625858       12.500000
                               Unit Value at End of Year        19.448603       17.328288       13.625858
                          Number of Units at End of Year           61,856         113,784          11,876
Scudder Government & Agency Securities Portfolio
                             Unit Value at Start of Year        12.668989       12.616785       12.500000
                               Unit Value at End of Year        12.854388       12.668989       12.616785
                          Number of Units at End of Year          189,521       1,152,571          75,809
Scudder High Income Portfolio
                             Unit Value at Start of Year        16.264897       13.286385       12.500000
                               Unit Value at End of Year        17.895198       16.264897       13.286385
                          Number of Units at End of Year          115,793         705,208          21,076
Scudder International Select Equity Portfolio
                             Unit Value at Start of Year        17.295376       13.551701       12.500000
                               Unit Value at End of Year        20.006971       17.295376       13.551701
                          Number of Units at End of Year           55,109         400,008          15,411
Scudder Fixed Income Portfolio
                             Unit Value at Start of Year        13.078606       12.660448       12.500000
                               Unit Value at End of Year        13.365469       13.078606       12.660448
                          Number of Units at End of Year          270,955       1,336,424          69,290
Scudder Strategic Income Portfolio
                             Unit Value at Start of Year        12.720176       12.500000
                               Unit Value at End of Year        13.535078       12.720176
                          Number of Units at End of Year           41,835         184,098
Scudder Money Market Portfolio
                             Unit Value at Start of Year        12.371821       12.493692       12.500000
                               Unit Value at End of Year        12.208779       12.371821       12.493692
                          Number of Units at End of Year          158,337         742,432          96,701
Scudder Small Cap Growth Portfolio
                             Unit Value at Start of Year        18.619291       14.248827       12.500000
                               Unit Value at End of Year        20.204454       18.619291       14.248827
                          Number of Units at End of Year           62,381         308,517          16,033

                                                                  Year            Year            Year
                                                                  Ended           Ended           Ended
                                                                 Dec. 31         Dec. 31         Dec. 31
                                                                   2004            2003           2002
                                                                ---------       ---------       ---------
Scudder Technology Growth Portfolio
                             Unit Value at Start of Year        22.667138       15.724471       12.500000
                               Unit Value at End of Year        22.580239       22.667138       15.724471
                          Number of Units at End of Year           20,980         182,467           8,022
Scudder Total Return Portfolio
                             Unit Value at Start of Year        15.287760       13.188068       12.500000
                               Unit Value at End of Year        15.962555       15.287760       13.188068
                          Number of Units at End of Year           68,982         581,153          17,638
SVS Davis Venture Value Portfolio
                             Unit Value at Start of Year        17.998252       14.102955       12.500000
                               Unit Value at End of Year        19.685525       17.998252       14.102955
                          Number of Units at End of Year          110,851         620,132          29,890
SVS Dreman Financial Services Portfolio
                             Unit Value at Start of Year        18.402350       14.610637       12.500000
                               Unit Value at End of Year        20.142047       18.402350       14.610637
                          Number of Units at End of Year           23,708         218,880          13,417
SVS Dreman High Return Equity Portfolio
                             Unit Value at Start of Year        18.897440       14.574840       12.500000
                               Unit Value at End of Year        21.078994       18.897440       14.574840
                          Number of Units at End of Year          267,691       1,367,243          85,880
SVS Dreman Small Cap Value Portfolio
                             Unit Value at Start of Year        19.073169       13.654885       12.500000
                               Unit Value at End of Year        23.502587       19.073169       13.654885
                          Number of Units at End of Year          105,062         659,732          46,577
SVS Index 500 Portfolio
                             Unit Value at Start of Year        17.626575       14.011463       12.500000
                               Unit Value at End of Year        19.030766       17.626575       14.011463
                          Number of Units at End of Year           77,596         595,368          29,541
SVS INVESCO Dynamic Growth Portfolio
                             Unit Value at Start of Year        19.213671       14.405433       12.500000
                               Unit Value at End of Year        21.020916       19.213671       14.405433
                          Number of Units at End of Year           32,057          82,531           4,368
SVS Janus Growth and Income Portfolio
                             Unit Value at Start of Year        16.618620       13.540286       12.500000
                               Unit Value at End of Year        18.122527       16.618620       13.540286
                          Number of Units at End of Year           73,472         336,702          16,059
SVS Janus Growth Opportunities Portfolio
                             Unit Value at Start of Year        17.251027       13.857843       12.500000
                               Unit Value at End of Year        19.002456       17.251027       13.857843
                          Number of Units at End of Year           28,159         122,952           5,064
SVS MFS Strategic Value Portfolio
                             Unit Value at Start of Year        18.062460       14.497241       12.500000
                               Unit Value at End of Year        20.816302       18.062460       14.497241
                          Number of Units at End of Year           90,305         264,041          14,488
SVS Oak Strategic Equity Portfolio
                             Unit Value at Start of Year        22.558419       15.339790       12.500000
                               Unit Value at End of Year        22.339318       22.558419       15.339790
                          Number of Units at End of Year           37,953         201,204          11,653

                                                                  Year            Year            Year
                                                                  Ended           Ended           Ended
                                                                 Dec. 31         Dec. 31         Dec. 31
                                                                   2004            2003           2002
                                                                ---------       ---------       ---------
SVS Turner MidCap Growth Portfolio
                             Unit Value at Start of Year        20.415849       13.981623       12.500000
                               Unit Value at End of Year        22.172696       20.415849       13.981623
                          Number of Units at End of Year           43,278         278,004          28,656
Scudder Real Estate Securities Portfolio
                             Unit Value at Start of Year        15.287771       12.500000
                               Unit Value at End of Year        19.641828       15.287771
                          Number of Units at End of Year           43,259         184,633
Scudder Templeton Foreign Value Portfolio
                             Unit Value at Start of Year        12.500000
                               Unit Value at End of Year        13.173474
                          Number of Units at End of Year              984
Scudder Mercury Large Cap Core Portfolio
                             Unit Value at Start of Year        12.500000
                               Unit Value at End of Year        12.961367
                          Number of Units at End of Year                -
Scudder Conservative Income Strategy Portfolio
                             Unit Value at Start of Year        12.500000
                               Unit Value at End of Year        13.034004
                          Number of Units at End of Year                -
Scudder Income & Growth Strategy Portfolio
                             Unit Value at Start of Year        12.500000
                               Unit Value at End of Year        13.245252
                          Number of Units at End of Year           14,380
Scudder Growth & Income Strategy Portfolio
                             Unit Value at Start of Year        12.500000
                               Unit Value at End of Year        13.468913
                          Number of Units at End of Year           38,095
Scudder Growth Strategy Portfolio
                             Unit Value at Start of Year        12.500000
                               Unit Value at End of Year        13.705011
                          Number of Units at End of Year           76,502
Scudder 21st Century Growth Portfolio
                             Unit Value at Start of Year        17.573287       13.667541       12.500000
                               Unit Value at End of Year        19.078507       17.573287       13.667541
                          Number of Units at End of Year           12,453         172,059           8,406
Scudder Growth Portfolio
                             Unit Value at Start of Year        16.748311       13.675788       12.500000
                               Unit Value at End of Year        17.226276       16.748311       13.675788
                          Number of Units at End of Year           37,165         162,157             542
SVS Eagle Focused Large Cap Growth Portfolio
                             Unit Value at Start of Year        17.022514       13.685173       12.500000
                               Unit Value at End of Year        16.963257       17.022514       13.685173
                          Number of Units at End of Year           52,759         351,290          21,075
SVS Focus Value + Growth Portfolio
                             Unit Value at Start of Year        18.456762       14.149028       12.500000
                               Unit Value at End of Year        20.095553       18.456762       14.149028
                          Number of Units at End of Year           15,899         114,321           8,612

Units under this series of contracts were first credited under the subaccounts on September 16, 2002, except in the following instances:

Scudder Strategic Income, and Scudder Real Estate Securities where units were first credited on May 1, 2003.

Scudder Conservative Income Strategy, Scudder Income & Growth Strategy, Scudder Growth & Income Strategy, and Scudder Growth Strategy where units were first credited on August 16, 2004.

Scudder Templeton Foreign Value, and Scudder Mercury Large Cap Core, where units were first credited on October 18, 2004.

           TABLE OF ACCUMULATION UNIT VALUES FOR WEALTHMARK CONTRACTS
                         (REFLECTING NO OPTIONAL RIDERS)

                                                                  Year            Year            Year
                                                                  Ended           Ended           Ended
                                                                 Dec. 31         Dec. 31         Dec. 31
                                                                   2004            2003           2002
                                                                ---------       ---------       ---------
Alger American Balanced Portfolio
                             Unit Value at Start of Year        14.955662       12.799437       12.500000
                               Unit Value at End of Year        17.795122       14.955662       12.799437
                          Number of Units at End of Year          249,717          83,239           1,097
Alger American Leveraged All Cap Portfolio
                             Unit Value at Start of Year        16.683582       12.629313       12.500000
                               Unit Value at End of Year        15.414901       16.683582       12.629313
                          Number of Units at End of Year        1,218,218          31,250             811
Credit Suisse Trust Emerging Markets Portfolio
                             Unit Value at Start of Year        18.757094       13.339563       12.500000
                               Unit Value at End of Year        23.163871       18.757094       13.339563
                          Number of Units at End of Year          199,080          21,105             334
Credit Suisse Trust Global Small Cap Portfolio
                             Unit Value at Start of Year        19.697592       13.554919       12.500000
                               Unit Value at End of Year        22.973662       19.697592       13.554919
                          Number of Units at End of Year           33,475           5,433              96
Dreyfus I.P. MidCap Stock Portfolio
                             Unit Value at Start of Year        17.908201       13.839917       12.500000
                               Unit Value at End of Year        20.221116       17.908201       13.839917
                          Number of Units at End of Year          932,611          74,493           3,146
Dreyfus Socially Responsible Growth Fund Inc. Portfolio
                             Unit Value at Start of Year        17.032974       13.763182       12.500000
                               Unit Value at End of Year        17.836947       17.032974       13.763182
                          Number of Units at End of Year           71,576           8,876           1,348
AIM V.I. Utilities Fund Portfolio
                             Unit Value at Start of Year        15.897248       13.751079       12.500000
                               Unit Value at End of Year        19.416214       15.897248       13.751079
                          Number of Units at End of Year          114,215          10,468             437
Scudder Capital Growth Portfolio
                             Unit Value at Start of Year        17.014882       13.665622       12.500000
                               Unit Value at End of Year        18.089923       17.014882       13.665622
                          Number of Units at End of Year          564,708          31,170           2,440
Scudder Global Discovery Portfolio
                             Unit Value at Start of Year        20.972704       14.324773       12.500000
                               Unit Value at End of Year        25.524943       20.972704       14.324773
                          Number of Units at End of Year          252,200          16,717              16
Scudder Growth and Income Portfolio
                             Unit Value at Start of Year        17.022819       13.668514       12.500000
                               Unit Value at End of Year        18.472602       17.022819       13.668514
                          Number of Units at End of Year          386,244          41,670           1,935
Scudder Health Sciences Portfolio
                             Unit Value at Start of Year        17.077106       13.026090       12.500000
                               Unit Value at End of Year        18.427791       17.077106       13.026090
                          Number of Units at End of Year          397,506          23,734           1,684

                                                                  Year            Year            Year
                                                                  Ended           Ended           Ended
                                                                 Dec. 31         Dec. 31         Dec. 31
                                                                   2004            2003           2002
                                                                ---------       ---------       ---------
Scudder International Portfolio
                             Unit Value at Start of Year        16.735799       13.335785       12.500000
                               Unit Value at End of Year        19.230024       16.735799       13.335785
                          Number of Units at End of Year          525,807          74,667           2,475
Scudder Aggressive Growth Portfolio
                             Unit Value at Start of Year        19.338952       14.727373       12.500000
                               Unit Value at End of Year        19.806314       19.338952       14.727373
                          Number of Units at End of Year           95,838           7,954               -
Scudder Blue Chip Portfolio
                             Unit Value at Start of Year        16.812834       13.476913       12.500000
                               Unit Value at End of Year        19.204489       16.812834       13.476913
                          Number of Units at End of Year          654,816          80,970           2,554
Scudder Large Cap Value Portfolio
                             Unit Value at Start of Year        18.212076       13.999357       12.500000
                               Unit Value at End of Year        19.739537       18.212076       13.999357
                          Number of Units at End of Year          550,725          35,379           1,533
Scudder Global Blue Chip Portfolio
                             Unit Value at Start of Year        17.285658       13.619519       12.500000
                               Unit Value at End of Year        19.535703       17.285658       13.619519
                          Number of Units at End of Year          166,470          52,375             745
Scudder Government & Agency Securities Portfolio
                             Unit Value at Start of Year        12.637795       12.610916       12.500000
                               Unit Value at End of Year        12.911981       12.637795       12.610916
                          Number of Units at End of Year        1,070,227         215,390          22,803
Scudder High Income Portfolio
                             Unit Value at Start of Year        16.224879       13.280205       12.500000
                               Unit Value at End of Year        17.975333       16.224879       13.280205
                          Number of Units at End of Year          952,727         114,211           9,325
Scudder International Select Equity Portfolio
                             Unit Value at Start of Year        17.252828       13.545401       12.500000
                               Unit Value at End of Year        20.096540       17.252828       13.545401
                          Number of Units at End of Year          619,713          40,814           1,135
Scudder Fixed Income Portfolio
                             Unit Value at Start of Year        13.046399       12.654554       12.500000
                               Unit Value at End of Year        13.425361       13.046399       12.654554
                          Number of Units at End of Year        1,986,687         191,978           5,127
Scudder Strategic Income Portfolio
                             Unit Value at Start of Year        12.703461       12.500000
                               Unit Value at End of Year        13.580089       12.703461
                          Number of Units at End of Year          410,955          32,194
Scudder Money Market Portfolio
                             Unit Value at Start of Year        12.341357       12.487876       12.500000
                               Unit Value at End of Year        12.263477       12.341357       12.487876
                          Number of Units at End of Year          712,036         179,729           3,544
Scudder Small Cap Growth Portfolio
                             Unit Value at Start of Year        18.573505       14.242205       12.500000
                               Unit Value at End of Year        20.294917       18.573505       14.242205
                          Number of Units at End of Year          470,061          47,928           2,497

                                                                  Year            Year            Year
                                                                  Ended           Ended           Ended
                                                                 Dec. 31         Dec. 31         Dec. 31
                                                                   2004            2003           2002
                                                                ---------       ---------       ---------
Scudder Technology Growth Portfolio
                             Unit Value at Start of Year        22.611455       15.717172       12.500000
                               Unit Value at End of Year        22.681308       22.611455       15.717172
                          Number of Units at End of Year          268,209          17,718           2,358
Scudder Total Return Portfolio
                             Unit Value at Start of Year        15.250142       13.181932       12.500000
                               Unit Value at End of Year        16.034061       15.250142       13.181932
                          Number of Units at End of Year          722,056          63,630           3,229
SVS Davis Venture Value Portfolio
                             Unit Value at Start of Year        17.953974       14.096398       12.500000
                               Unit Value at End of Year        19.773687       17.953974       14.096398
                          Number of Units at End of Year          940,931          62,274           1,718
SVS Dreman Financial Services Portfolio
                             Unit Value at Start of Year        18.357075       14.603846       12.500000
                               Unit Value at End of Year        20.232247       18.357075       14.603846
                          Number of Units at End of Year          274,535          19,799           1,307
SVS Dreman High Return Equity Portfolio
                             Unit Value at Start of Year        18.850967       14.568071       12.500000
                               Unit Value at End of Year        21.173358       18.850967       14.568071
                          Number of Units at End of Year        1,965,399         236,381           9,488
SVS Dreman Small Cap Value Portfolio
                             Unit Value at Start of Year        19.026296       13.648533       12.500000
                               Unit Value at End of Year        23.607763       19.026296       13.648533
                          Number of Units at End of Year          985,837          78,927           3,482
SVS Index 500 Portfolio
                             Unit Value at Start of Year        17.583220       14.004948       12.500000
                               Unit Value at End of Year        19.115976       17.583220       14.004948
                          Number of Units at End of Year          847,115          86,229           4,019
SVS INVESCO Dynamic Growth Portfolio
                             Unit Value at Start of Year        19.166426       14.398739       12.500000
                               Unit Value at End of Year        21.115038       19.166426       14.398739
                          Number of Units at End of Year          105,946          25,262             406
SVS Janus Growth and Income Portfolio
                             Unit Value at Start of Year        16.577736       13.533986       12.500000
                               Unit Value at End of Year        18.203682       16.577736       13.533986
                          Number of Units at End of Year          481,109          46,514             499
SVS Janus Growth Opportunities Portfolio
                             Unit Value at Start of Year        17.208598       13.851397       12.500000
                               Unit Value at End of Year        19.087533       17.208598       13.851397
                          Number of Units at End of Year          167,881          27,423             504
SVS MFS Strategic Value Portfolio
                             Unit Value at Start of Year        18.018019       14.490506       12.500000
                               Unit Value at End of Year        20.909517       18.018019       14.490506
                          Number of Units at End of Year          510,301          60,256           1,268
SVS Oak Strategic Equity Portfolio
                             Unit Value at Start of Year        22.503002       15.332670       12.500000
                               Unit Value at End of Year        22.439299       22.503002       15.332670
                          Number of Units at End of Year          325,018          19,567           1,189

                                                                  Year            Year            Year
                                                                  Ended           Ended           Ended
                                                                 Dec. 31         Dec. 31         Dec. 31
                                                                   2004            2003           2002
                                                                ---------       ---------       ---------
SVS Turner MidCap Growth Portfolio
                             Unit Value at Start of Year        20.365660       13.975119       12.500000
                               Unit Value at End of Year        22.271942       20.365660       13.975119
                          Number of Units at End of Year          388,303          34,942           2,184
Scudder Real Estate Securities Portfolio
                             Unit Value at Start of Year        15.267699       12.500000
                               Unit Value at End of Year        19.707109       15.267699
                          Number of Units at End of Year          378,504          12,747
Scudder Templeton Foreign Value Portfolio
                             Unit Value at Start of Year        12.500000
                               Unit Value at End of Year        13.176792
                          Number of Units at End of Year            5,928
Scudder Mercury Large Cap Core Portfolio
                             Unit Value at Start of Year        12.500000
                               Unit Value at End of Year        12.964633
                          Number of Units at End of Year              962
Scudder Conservative Income Strategy Portfolio
                             Unit Value at Start of Year        12.500000
                               Unit Value at End of Year        13.043798
                          Number of Units at End of Year            7,772
Scudder Income & Growth Strategy Portfolio
                             Unit Value at Start of Year        12.500000
                               Unit Value at End of Year        13.255194
                          Number of Units at End of Year          244,455
Scudder Growth & Income Strategy Portfolio
                             Unit Value at Start of Year        12.500000
                               Unit Value at End of Year        13.479028
                          Number of Units at End of Year          553,618
Scudder Growth Strategy Portfolio
                             Unit Value at Start of Year        12.500000
                               Unit Value at End of Year        13.715293
                          Number of Units at End of Year          849,899
Scudder 21st Century Growth Portfolio
                             Unit Value at Start of Year        17.530062       13.661183       12.500000
                               Unit Value at End of Year        19.163946       17.530062       13.661183
                          Number of Units at End of Year          174,019           7,510             349
Scudder Growth Portfolio
                             Unit Value at Start of Year        16.707116       13.669425       12.500000
                               Unit Value at End of Year        17.303433       16.707116       13.669425
                          Number of Units at End of Year          290,534          17,032              11
SVS Eagle Focused Large Cap Growth Portfolio
                             Unit Value at Start of Year        16.980634       13.678801       12.500000
                               Unit Value at End of Year        17.039235       16.980634       13.678801
                          Number of Units at End of Year          642,089          29,199             357
SVS Focus Value + Growth Portfolio
                             Unit Value at Start of Year        18.411374       14.142452       12.500000
                               Unit Value at End of Year        20.185513       18.411374       14.142452
                          Number of Units at End of Year          193,698          14,276           1,028

Units under this series of contracts were first credited under the subaccounts on September 16, 2002, except in the following instances:

Scudder Strategic Income, and Scudder Real Estate Securities where units were first credited on May 1, 2003.

Scudder Conservative Income Strategy, Scudder Income & Growth Strategy, Scudder Growth & Income Strategy, and Scudder Growth Strategy where units were first credited on August 16, 2004.

Scudder Templeton Foreign Value, and Scudder Mercury Large Cap Core, where units were first credited on October 18, 2004.

                                     PART B

                            INFORMATION REQUIRED IN A

                       STATEMENT OF ADDITIONAL INFORMATION

                       STATEMENT OF ADDITIONAL INFORMATION

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)
                               SEPARATE ACCOUNT H

                                       OF

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

                  FLEXIBLE PURCHASE PAYMENT INDIVIDUAL DEFERRED
                            VARIABLE ANNUITY CONTRACT
                                NON-PARTICIPATING

This Statement of Additional Information is not a Prospectus. It contains information in addition to that described in the Prospectus and should be read in conjunction with the Prospectus dated the same date as this Statement of Additional Information. The Prospectus may be obtained by writing John Hancock Life Insurance Company (U.S.A.) at the mailing address of the Annuity Service Office, P.O. Box 9230, Boston, Massachusetts 02205-9230 or telephoning (800) 344-1029.

                  John Hancock Life Insurance Company (U.S.A.)
                              38500 Woodward Avenue
                        Bloomfield Hills, Michigan 48304
                                    663-3000
                                 (800) 344-1029
                          www.johnhancockannuities.com


            STATEMENT OF ADDITIONAL INFORMATION DATED MAY 2, 2005.


Venture / Venture MLIM / Wealthmark SAI 5/05

                                TABLE OF CONTENTS

GENERAL INFORMATION AND HISTORY...........................
ACCUMULATION UNIT VALUE TABLES............................
SERVICES..................................................
    Independent Auditors..................................
    Servicing Agent.......................................
    Principal Underwriter.................................
APPENDIX A:  AUDITED FINANCIAL STATEMENTS.................

GENERAL INFORMATION AND HISTORY

John Hancock Life Insurance Company (U.S.A.) Separate Account H, (the "VARIABLE ACCOUNT") (formerly, The Manufacturers Life Insurance Company (U.S.A.) Separate Account H) is a separate investment account of John Hancock Life Insurance Company (U.S.A.), ("WE," "US," "THE COMPANY," or "JOHN HANCOCK USA") (formerly, The Manufacturers Life Insurance Company (U.S.A.)). We are a stock life insurance company organized under the laws of Delaware in 1979. Our principal office is located at 38500 Woodward Avenue Bloomfield Hills, Michigan 48304. Our ultimate parent is Manulife Financial Corporation ("MFC") based in Toronto, Canada. MFC is the holding company of The Manufacturers Life Insurance Company and its subsidiaries, collectively known as Manulife Financial.

The Variable Account was established on August 24, 1984 as a separate account of The Manufacturers Life Insurance Company of North America ("MANULIFE NORTH AMERICA"), another wholly-owned subsidiary of MFC which on January 1, 2002 merged into the Company. As a result of this merger, the Company became the owner of all of Manulife North America's assets, including the assets of the Variable Account and assumed all of Manulife North America's obligations including those under the contracts. The merger had no other effect on the terms and conditions of the contracts or on your allocations among investment options.

Our financial statements which are included in this Statement of Additional Information should be considered only as bearing on our ability to meet our obligations under the contracts. They should not be considered as bearing on the investment performance of the assets held in the Variable Account.

ACCUMULATION UNIT VALUE TABLES

The Accumulation Unit Value Tables are located in Appendix U of the product prospectus.

SERVICES


INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM



The consolidated financial statements of John Hancock Life Insurance Company (U.S.A.) (formerly, The Manufacturers Life Insurance Company (U.S.A.)) at December 31, 2004 and 2003 and for each of the three years in the period ended December 31, 2004, and the financial statements of John Hancock Life Insurance Company (U.S.A.) Separate Account H (formerly, The Manufacturers Life Insurance Company (U.S.A.) Separate Account H) at December 31, 2004 and for each of the two years in the period ended December 31, 2004, appearing in this Statement of Additional Information have been audited by Ernst & Young LLP, independent registered public accounting firm, as set forth in their reports thereon appearing elsewhere herein, and are included in reliance upon such reports given on the authority of such firm as experts in accounting and auditing.





SERVICING AGENT

Computer Sciences Corporation Financial Services Group ("CSC FSG") provides to us a computerized data processing recordkeeping system for variable annuity administration. CSC FSG provides various daily, semimonthly, monthly, semiannual and annual reports including:

      - daily updates on accumulation unit values, variable annuity participants and transactions, and agent production and commissions;

      -     semimonthly commission statements;

      -     monthly summaries of agent production and daily transaction reports;

      -     semiannual statements for contract owners; and

      -     annual contract owner tax reports.

We pay CSC FSG approximately $7.80 per policy per year, plus certain other fees for the services provided.

PRINCIPAL UNDERWRITER

John Hancock Distributors, LLC, ("JHD LLC") (formerly, Manulife Financial Securities LLC), an indirect wholly owned subsidiary of MFC, serves as principal underwriter of the contracts. Contracts are offered on a continuous basis. The aggregate dollar amount of underwriting commissions paid to JHD LLC in 2004, 2003, 2002 were $_____, $293,120,491 and $275,138,774, respectively. JHD LLC did not retain any of these amounts during such periods.

                    APPENDIX A: AUDITED FINANCIAL STATEMENTS

                THE MANUFACTURERS LIFE INSURANCE COMPANY (U.S.A.)

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors
The Manufacturers Life Insurance Company (U.S.A.)

We have audited the accompanying consolidated balance sheets of The Manufacturers Life Insurance Company (U.S.A.) and subsidiaries ("the Company") as of December 31, 2004 and 2003, and the related consolidated statements of income, changes in capital and surplus, and cash flows for each of the three years in the period ended December 31, 2004. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Company's internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we do not express such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the consolidated financial position of The Manufacturers Life Insurance Company (U.S.A.) and subsidiaries at December 31, 2004 and 2003, and the consolidated results of their operations and their cash flows for each of the three years in the period ended December 31, 2004 in conformity with U.S. generally accepted accounting principles.

As discussed in Note 2 to the financial statements, in 2004 the Company changed its method of accounting for certain nontraditional long duration contracts and for separate accounts.

Boston, Massachusetts
March 25, 2005

                THE MANUFACTURERS LIFE INSURANCE COMPANY (U.S.A.)

                           CONSOLIDATED BALANCE SHEETS

                                                                    As at December 31
                                                                    -----------------
                                                                     2004       2003
                                                                     ----       ----
                                                                     ($US millions)
Assets
Investments (Note 3):
Securities available-for-sale, at fair value:
 Fixed-maturity (amortized cost: 2004 $10,396; 2003 $9,827)...     $11,188    $10,653
 Equity (cost: 2004 $382; 2003 $401)..........................         466        475
 Mortgage loans...............................................       2,367      2,187
Real estate...................................................       1,450      1,259
Policy loans..................................................       2,681      2,532
Short-term investments........................................         436        564
                                                                   -------    -------
 Total Investments............................................      18,588     17,670
Cash and cash equivalents.....................................       1,482        972
Deferred acquisition costs (Note 5)...........................       3,448      2,939
Deferred sales inducements (Note 5)...........................         228        215
Due from affiliates...........................................       2,350      2,330
Amounts recoverable from reinsurers...........................         968      1,140
Other assets (Goodwill: 2004 -- $62; 2003 -- $62).............       1,101        717
Separate account assets.......................................      57,103     43,694
                                                                   -------    -------
 Total Assets.................................................     $85,268    $69,677
                                                                   =======    =======

The accompanying notes are an integral part of these consolidated financial statements.

               THE MANUFACTURERS LIFE INSURANCE COMPANY (U.S.A.)

                                                         As at December 31
                                                         -----------------
                                                          2004       2003
                                                          ----       ----
                                                            ($US millions)
Liabilities, Capital and Surplus
Liabilities:
Policyholder liabilities and accruals.............       $21,427    $20,428
Net deferred tax liabilities (Note 6).............           569        426
Due to affiliate..................................           420        289
Other liabilities.................................         1,830      1,265
Separate account liabilities......................        57,103     43,694
                                                         -------    -------
 Total Liabilities................................        81,349     66,102
Capital and Surplus:
Capital stock (Note 8)............................             5          5
Retained earnings.................................         3,086      2,777
Accumulated other comprehensive income (Note 4)...           828        793
 Total Capital and Surplus........................         3,919      3,575
                                                         -------    -------
 Total Liabilities, Capital and Surplus...........       $85,268    $69,677
                                                         =======    =======

The accompanying notes are an integral part of these consolidated financial statements.

                THE MANUFACTURERS LIFE INSURANCE COMPANY (U.S.A.)

                        CONSOLIDATED STATEMENTS OF INCOME

                                                                         For the Years Ended December 31
                                                                         ------------------------------
                                                                          2004       2003        2002
                                                                          ----       ----        ----
                                                                                 ($US millions)
Revenue:
Premiums...............................................................  $  943     $   955    $ 1,002
Fee income.............................................................   1,369       1,107        930
Net investment income..................................................   1,148       1,174      1,157
Net realized investment gains (losses) (Note 13).......................     285         160       (222)
Other (Note 13)........................................................       5           5          4
                                                                         ------     -------    -------
 Total revenue.........................................................   3,750       3,401      2,871
Benefits and expenses:
Policyholder benefits and claims.......................................   1,687       1,829      1,606
Operating expenses and commissions.....................................     715         654        575
Amortization of deferred acquisition costs.............................     358         227         92
Interest expense.......................................................      22          46         42
Policyholder dividends.................................................     389         377        370
                                                                         ------     -------    -------
 Total benefits and expenses...........................................   3,171       3,133      2,685
                                                                         ------     -------    -------
Operating income before income taxes and change in accounting
  principle............................................................     579         268        186
                                                                         ------     -------    -------
Income tax expense.....................................................     168          77         31
                                                                         ------     -------    -------
Income after income taxes and before change in accounting principle....     411         191        155
                                                                         ------     -------    -------
Change in accounting principle.........................................      48          --         --
                                                                         ------     -------    -------
Net income.............................................................  $  459     $   191     $  155
                                                                         ======     =======    =======

The accompanying notes are an integral part of these consolidated financial statements.

               THE MANUFACTURERS LIFE INSURANCE COMPANY (U.S.A.)

           CONSOLIDATED STATEMENTS OF CHANGES IN CAPITAL AND SURPLUS

                                      For the Years Ended December 31
                                 -----------------------------------------
                                                   Accumulated
                                                      Other        Total
                                 Capital Retained Comprehensive Capital and
                                  Stock  Earnings    Income       Surplus
                                 ------- -------- ------------- -----------
                                              ($US millions)
Balance, December 31, 2001...      $ 5    $2,511      $153        $2,669
Comprehensive income.........       --       155       358           513
                                   ---    ------      ----        ------
Balance, December 31, 2002...      $ 5    $2,666      $511        $3,182
                                   ===    ======      ====        ======
Comprehensive income.........       --       191       282           473
Dividend to shareholder......       --       (80)       --           (80)
                                   ---    ------      ----        ------
Balance, December 31, 2003...      $ 5    $2,777      $793        $3,575
                                   ===    ======      ====        ======
Comprehensive income.........       --       459        35           494
Dividend to shareholder......       --      (150)       --          (150)
                                   ---    ------      ----        ------
Balance, December 31, 2004...      $ 5    $3,086      $828        $3,919
                                   ===    ======      ====        ======

The accompanying notes are an integral part of these consolidated financial statements.

                THE MANUFACTURERS LIFE INSURANCE COMPANY (U.S.A.)

                      CONSOLIDATED STATEMENTS OF CASH FLOWS

                                                                      For the Years Ended December 31
                                                                      ------------------------------
                                                                        2004       2003       2002
                                                                        ----       ----       ----
                                                                             ($US millions)
Operating activities:
 Operating cash inflows:
 Premiums..........................................................    $   940    $   972    $ 1,018
 Fee income........................................................      1,369      1,168        981
 Net investment income.............................................      1,154      1,229      1,153
 Other.............................................................          5         11          4
                                                                       -------    -------    -------
   Total operating cash inflows....................................      3,468      3,380      3,156
Operating cash outflows:
 Benefit payments..................................................      1,166      1,495      1,480
 Insurance expenses and taxes......................................      1,656      1,237      1,180
 Dividends paid to policyholders...................................        389        373        358
 Change in other assets and other liabilities......................       (130)      (288)      (422)
                                                                       -------    -------    -------
   Total operating cash outflows...................................      3,081      2,817      2,596
                                                                       -------    -------    -------
   Net cash provided by operating activities.......................        387        563        560
Investing activities:
 Fixed-maturity securities sold, matured or repaid.................      9,218     11,223      8,634
 Fixed-maturity securities purchased...............................     (9,277)    (9,715)    (9,082)
 Equity securities sold............................................        209        530         34
 Equity securities purchased.......................................       (159)      (166)      (214)
 Mortgage loans advanced...........................................       (481)      (564)      (432)
 Mortgage loans repaid.............................................        335        307        186
 Real estate sold..................................................          3         --          1
 Real estate purchased.............................................       (212)      (197)       (60)
 Policy loans advanced, net........................................       (149)      (163)      (143)
 Short-term investments, net.......................................       (170)      (262)       (41)
 Other investments, net............................................         --         10         (4)
                                                                       -------    -------    -------
   Net cash (used in) provided by investing activities.............       (683)     1,003     (1,121)
Financing activities:
 Deposits and interest credited to policyholder account balances...      1,836      1,877      1,778
 Withdrawals from policyholder account balances....................     (1,327)    (1,392)    (1,342)
 Unearned revenue..................................................        120         85        168
 Amounts due (from) to affiliates, net.............................        155     (1,516)       101
 Principal repayment of amounts due to affiliates and parent.......         --       (416)      (211)
 Net reinsurance recoverable.......................................        172        132        243
 Dividend paid to shareholder......................................       (150)       (80)        --
 Repaid funds......................................................         --         (2)        (2)
                                                                       -------    -------    -------
 Net cash provided by (used in) financing activities...............        806     (1,312)       735
 Increase in cash and cash equivalents during the year.............        510        254        174
                                                                       -------    -------    -------
 Cash and cash equivalents at beginning of year....................        972        718        544
                                                                       -------    -------    -------
 Balance, end of year..............................................    $ 1,482    $   972    $   718
                                                                       =======    =======    =======

The accompanying notes are an integral part of these consolidated financial statements.

                THE MANUFACTURERS LIFE INSURANCE COMPANY (U.S.A.)

                                                                                           For the Years Ended December 31
                                                                                           -------------------------------
                                                                                              2004      2003       2002
                                                                                             ------     -----      -----
                                                                                                ($US millions)
Reconciliation of net income to net cash provided by operating activities:
 Net income...........................................................................       $ 459      $ 191      $ 155
 Adjustments to reconcile net income to net cash provided by operating activities.....
   Net realized (gains) losses........................................................        (285)      (160)       222
   Net depreciation, amortization of bond premium or discount and other investment....
     related items....................................................................           3         55         (5)
   Addition to policyholder liabilities and accruals..................................         517        417        104
   Deferral of acquisition costs......................................................        (901)      (648)      (567)
   Amortization of deferred acquisition costs.........................................         358        227         92
   Increase in deferred tax liability, net............................................         128        143         83
   Interest expense...................................................................          22         46         42
   Policyholder dividends.............................................................           4          4         12
   Change in accounting principle.....................................................         (48)        --         --
   Change in other assets and other liabilities.......................................         130        288        422
                                                                                             -----      -----      -----
 Net cash provided by operating activities............................................       $ 387      $ 563      $ 560
                                                                                             =====      =====      =====

The accompanying notes are an integral part of these consolidated financial statements.

                THE MANUFACTURERS LIFE INSURANCE COMPANY (U.S.A.)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                           December 31, 2004 and 2003

                                 ($US millions)

1. Organization and Basis of Presentation

The Manufacturers Life Insurance Company (U.S.A.) ("ManUSA") is an indirect, wholly-owned subsidiary of Manulife Financial Corporation ("MFC"), a Canadian-based publicly traded company. MFC and its subsidiaries are collectively known as "Manulife Financial".

As a result of the merger between MFC and John Hancock Financial Services Inc., ManUSA changed its name to John Hancock Life Insurance Company (U.S.A.) effective January 1, 2005.

ManUSA and its subsidiaries, collectively known as the "Company", operate in the life insurance industry, offering a broad range of individual insurance, reinsurance, individual wealth management and group wealth management related products. These products are marketed primarily in the United States.

2. Significant Accounting Policies

a) Recent Accounting Standards

Financial Accounting Standards Board (FASB) Derivative Implementation Group Statement of Financial Accounting Standards (SFAS) 133 Implementation Issue No. 36 -- "Embedded Derivatives: Bifurcation of a Debt Instrument that Incorporates Both Interest Rate Risk and Credit Rate Risk Exposures that are Unrelated or only Partially Related to the Creditworthiness of the Issuer of that Instrument" ("DIG B36")

In April 2003, the FASB's Derivative Implementation Group released DIG B36, which addresses whether SFAS No. 133 requires bifurcation of a debt instrument into a debt host contract and an embedded derivative if the debt instrument incorporates both interest rate risk and credit risk exposures that are unrelated or only partially related to the creditworthiness of the issuer of that instrument. Under DIG B36, modified coinsurance and coinsurance with funds withheld reinsurance agreements as well as other types of receivables and payables where interest is determined by reference to a pool of fixed maturity assets or a total return debt index are examples of arrangements containing embedded derivatives requiring bifurcation. The Company's adoption of this guidance effective January 1, 2004 did not have a material impact on the consolidated financial position, results of operations, or cash flows.

Statement of Position 03-1 -- "Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts" ("SOP 03-1")

In July 2003, the Accounting Standards Executive Committee of the American Institute of Certified Public Accountants issued SOP 03-1. SOP 03-1 provides guidance on a number of topics including separate account presentation, interests in separate accounts, gains and losses on the transfer of assets from the general account to a separate account, liability valuation, returns based on a contractually referenced pool of assets or index, accounting for contracts that contain death or other insurance benefit features, accounting for reinsurance and other similar contracts, accounting for annuitization guarantees, and sales inducements to contract holders. SOP 03-1 was effective for the Company's consolidated financial statements on January 1, 2004.

These consolidated financial statements reflect the adoption of SOP 03-1 and resulted in the following adjustments:

                                                              As at January 1, 2004
                                                              ---------------------
Assets
 Increase in deferred acquisition costs......................         $ 14
Liabilities
 Decrease in policyholder liabilities and accruals...........          (62)
 Increase in unearned revenue liability......................            2
 Increase in deferred income tax liabilities.................           26

                                                                   Twelve months ended
                                                                    December 31, 2004
                                                                   --------------------
Cumulative effect of accounting change recorded in net income...          $ 48

               THE MANUFACTURERS LIFE INSURANCE COMPANY (U.S.A.)

                          December 31, 2004 and 2003

                                ($US millions)

2. Significant Accounting Policies -- (continued)

SFAS No. 123 (revised 2004) -- Share Based Payment

In December 2004, FASB issued SFAS No. 123 (revised 2004), "Share Based Payment" (SFAS 123(R)), which is a revision of SFAS No. 123, "Accounting for Stock-Based Compensation". SFAS No. 123(R) supersedes APB Opinion No. 25, "Accounting for Stock Issued to Employees", and amends SFAS No. 95, "Statement of Cash Flows". Generally, the approach in SFAS No. 123(R) is similar to the approach described in SFAS No. 123. However, SFAS No. 123(R) requires all share-based payments to employees, including grants of employee stock options, to be recognized in the statements of income based on their fair values. Pro forma disclosure is no longer an alternative.

The Company adopted the fair-value based method of accounting for share-based payments effective January 1, 2003 using the prospective method described in SFAS No. 148, "Accounting for Stock-Based Compensation-Transition and Disclosure". The Company uses the Black-Scholes option-pricing model to estimate the value of stock options of its parent granted to its employees and expects to continue to use this model upon anticipated adoption of SFAS No. 123(R), on July 1, 2005.

Because SFAS No. 123(R) must be applied not only to new awards but to previously granted awards that are not fully vested on the effective date, and because the Company adopted SFAS No. 123 using the prospective transition method (which applied only to awards granted, modified or settled after the adoption date), compensation cost for some previously granted awards that were not recognized under SFAS No. 123 will be recognized under SFAS No. 123(R). However, had the Company adopted SFAS No. 123(R) in prior periods, the impact of that standard would have been immaterial to the financial statements.

FASB Staff Position 106-2-- Accounting and Disclosure Requirements Related to the Medicare Prescription Drug, Improvement and Modernization Act of 2003

In May 2004, the FASB issued FASB Staff Position 106-2-- "Accounting and Disclosure Requirements Related to the Medicare Prescription Drug Improvement and Modernization Act of 2003" (FSP 106-2). In accordance with FSP 106-2, the Company recorded a $1 decrease in net periodic post-retirement benefit costs for the period January to December, 2004.

On December 8, 2003, President George W. Bush signed into law the bill referenced above, which expands Medicare, primarily by adding a prescription drug benefit for Medicare-eligible retirees starting in 2006. The Medicare Prescription Drug Improvement and Modernization Act of 2003 (the Act) provides for special tax-free subsidies to employers that offer plans with qualifying drug coverages beginning in 2006. There are two broad groups of retirees receiving employer-subsidized prescription drug benefits at the Company. The first group, those who retired prior to January 1, 1992, receives a subsidy of between 90% and 100% of total cost. Since this subsidy level will clearly meet the criteria for qualifying drug coverage, the Company anticipates that the benefits it pays after 2005 for pre-1992 retirees will be lower as a result of the new Medicare provisions and has reflected that reduction in the other post-retirement benefit plan liability. With respect to the second group, those who retired on or after January 1, 1992, the employer subsidy on prescription drug benefits is capped and currently provides as low as 25% of the total cost. Since final authoritative accounting guidance has not yet been issued on determining whether a benefit meets the actuarial criteria for qualifying drug coverage, the Company has deferred recognition as permitted by FSP 106-2 for this group. The final accounting guidance could require changes to previously reported information.

FASB Interpretation 46 (revised December 2003)-- Consolidation of Variable Interest Entities, an Interpretation of ARB No. 51

In December, 2003, the FASB re-issued Interpretation 46, "Consolidation of Variable Interest Entities, an Interpretation of ARB No.51", ("FIN 46R") which clarifies the consolidation accounting guidance of Accounting Research Bulletin No.51, "Consolidated Financial Statements," ("ARB 51") to certain entities for which controlling financial interest are not measurable by reference to ownership of the equity of the entity. Such entities are known as variable interest entities ("VIEs").

               THE MANUFACTURERS LIFE INSURANCE COMPANY (U.S.A.)

                          December 31, 2004 and 2003

                                ($US millions)

2. Significant Accounting Policies -- (continued)

Controlling financial interests of a VIE are defined as exposure of a party to the VIE to a majority of either the expected variable losses or expected variable returns of the VIE, or both. Such party is the primary beneficiary of the VIE and FIN 46R requires the primary beneficiary of a VIE to consolidate the VIE. FIN46R also requires certain disclosures for significant relationships with VIEs, whether or not consolidation accounting is either used or anticipated.

In the event additional liabilities are recognized as a result of consolidating any VIEs with which the Company is involved, these additional liabilities would not represent additional claims on the general assets of the Company; rather, they would represent claims against additional assets recognized as a result of consolidating VIEs. Conversely, in the event additional assets recognized as a result of consolidating VIEs, these additional assets would not represent additional funds which the Company could use to satisfy claims against its general assets, rather they would be used only to settle additional liabilities recognized as a result of consolidating the VIEs.

This interpretation was effective in 2003 for VIEs created after January 31, 2003 and on January 1, 2004 for all other VIEs. The Company has determined that no VIEs are required to be consolidated under the new guidance.

b) Investments

The Company classifies all of its fixed-maturity and equity securities as available-for-sale and records these securities at fair value. The cost of fixed-maturity securities is adjusted for the amortization of premiums and accretion of discounts, which are calculated using the effective interest method. For the mortgage-backed bond portion of the fixed-maturity securities portfolio, the Company recognizes amortization using a constant effective yield based on anticipated prepayments and the estimated economic life of the securities. When actual prepayments differ significantly from anticipated prepayments, the effective yield is recalculated to reflect actual payments to date and anticipated future payments. Realized gains and losses on sales of securities classified as available-for-sale are recognized in income using the specific-identification method. A decline in the value of a specific security that is considered other-than-temporary results in a write-down of the cost basis of the security and a charge to income in the period of recognition. Unrealized gains and losses, other than unrealized losses that are considered to be other-than-temporary, are reflected directly in accumulated other comprehensive income after adjustments for deferred income taxes, deferred acquisition costs, policyholder liabilities and unearned revenue liability. In evaluating whether a decline in fair value is other than temporary, the Company considers various factors, including the time and extent to which the fair value has been less than cost, the financial condition and near term prospects of the issuer and whether the debtor is current on contractually obligated interest and principal payments.

Mortgage loans are reported at unpaid principal balances, net of a provision for losses. The provision for losses is established for mortgage loans both on a specific as well as on an aggregate basis. Mortgage loans are considered to be impaired when the Company has determined that it is probable that all amounts due under contractual terms will not be collected. Impaired loans are reported at the lower of unpaid principal or fair value of the underlying collateral.

Real estate held for investment is carried at cost, less accumulated depreciation and provisions for impairment and write-downs, if applicable. Real estate held for sale is carried at the lower of cost or market value where changes in estimates of market value are recognized as realized gains or losses in the consolidated statements of income.

Policy loans are reported at aggregate unpaid balances, which approximates fair value.

Short-term investments, which include investments with maturities of less than one year and greater than ninety days at the date of acquisition, are reported at amortized cost which approximates fair value.

               THE MANUFACTURERS LIFE INSURANCE COMPANY (U.S.A.)

                          December 31, 2004 and 2003

                                ($US millions)

2. Significant Accounting Policies -- (continued)

c) Derivatives

All derivative instruments are reported on the Consolidated Balance Sheets at their fair value, with changes in fair value recorded in income or equity, depending on the nature of the derivative instrument. Changes in the fair value of derivatives not designated as hedges are recognized in current period earnings.

For fair value hedges, the Company is hedging changes in the fair value of assets, liabilities or firm commitments with changes in fair values of the derivative instruments. Changes in the fair value of derivatives are recorded in income, and changes in the fair value of hedged items are recorded in income to the extent the hedge is effective. For cash flow hedges, the Company is hedging the variability of cash flows related to forecasted transactions. The effective portion of changes in the fair value of cash flow hedges is initially recorded in other comprehensive income and is subsequently reflected into income in the same period or periods during which the hedged transaction affects earnings. The Company estimates that deferred net gains of $17 after tax, included in other comprehensive income as at December 31, 2004, will be reclassified into earnings within the next twelve months. Cash flow hedges include hedges of certain forecasted transactions of varying periods up to a maximum of 40 years.

d) Cash Equivalents

The Company considers all highly liquid debt instruments purchased with an original maturity date of three months or less to be cash equivalents. Cash equivalents are stated at cost plus accrued interest, which approximates fair value.

e) Deferred Acquisition Costs ("DAC")

Commissions and other expenses, which vary with and are primarily related to the production of new business, are deferred to the extent recoverable from future gross profits and included as an asset. The portion of DAC associated with variable annuity and variable life insurance contracts, universal life insurance contracts, investment contracts, and participating life insurance contracts is charged to expense in relation to the estimated gross profits of those contracts. This amortization is adjusted retrospectively when current gross profits or estimates of future gross profits are revised. DAC associated with all other insurance and reinsurance contracts is amortized over the premium-paying period of the related policies. Assuming the unrealized gains or losses on securities had been realized at year-end, DAC is adjusted for the impact on current and estimated future gross profits. The impact of any such adjustments is included in net unrealized gains (losses) in accumulated other comprehensive income. DAC is reviewed annually to determine recoverability from future gross profits and any unrecoverable portion is immediately expensed.

f) Policyholder Liabilities and Accruals

Policyholder liabilities for traditional non-participating life insurance policies, reinsurance policies, and for accident and health policies are computed using the net level premium method. The calculations are based upon estimates as to future mortality, morbidity, persistency, maintenance expenses, and interest rate yields that were applicable in the year of issue. The assumptions include a provision for the risk of adverse deviation.

For payout annuities in loss recognition, policyholder liabilities are computed using estimates of expected mortality, expenses, and investment yields as determined at the time these contracts first moved into loss recognition. Payout annuity reserves are adjusted for the impact of net realized gains associated with the underlying assets.

               THE MANUFACTURERS LIFE INSURANCE COMPANY (U.S.A.)

                          December 31, 2004 and 2003

                                ($US millions)

2. Significant Accounting Policies -- (continued)


For variable annuity and variable life contracts, universal life insurance contracts, and investment contracts with no substantial mortality or morbidity risk, policyholder liabilities equal the policyholder account values. Account values are increased for deposits received and interest credited and are reduced by withdrawals, mortality charges, and administrative expenses charged to the policyholders.

For traditional participating life insurance policies, policyholder liabilities are computed using the net level premium reserve for death and endowment policy benefits. Mortality and interest assumptions are the same as the non-forfeiture benefit assumptions at the time the policy was issued. Interest rate assumptions used in the calculation of the liabilities for traditional participating life insurance policies range from 2.5% to 7.8%. As of December 31, 2004, participating insurance expressed as a percentage of gross actuarial reserves and account value was 46.5%.

For those participating policies in force as of September 23, 1999 and as a result of the demutualization of The Manufacturers Life Insurance Company ("MLI"), an indirect parent, separate sub-accounts were established within the participating accounts of the Company. These sub-accounts permit this participating business to be operated as a separate "closed block" of business. As of December 31, 2004, $9,527 (2003 - $9,315) of policyholder liabilities and accruals related to the participating policyholders' account were included in the closed block.

ManUSA's Board of Directors approves the amount of policyholder dividends to be paid annually. The aggregate amount of policyholder dividends is calculated based on actual interest, mortality, morbidity and expense experience for the year, and on management's judgment as to the appropriate level of equity to be retained by the Company. The carrying value of this liability approximates the earned amount and fair value as of December 31, 2004.

g) Separate Accounts

Separate account assets and liabilities represent funds that are separately administered, principally for investment contracts related to group pension business as well as for variable annuity and variable life contracts, and for which the contract holder, rather than the Company, bears the investment risk. Separate account contract holders have no claim against the assets of the general account of the Company. Separate account assets are recorded at market value. Operations of the separate accounts are not included in the accompanying consolidated financial statements. However, fees charged on separate account policyholder funds are included in revenue of the Company.

h) Revenue Recognition

Premiums on long-duration life insurance and reinsurance contracts are recognized as revenue when due. Premiums on short-duration contracts are earned over the related contract period. Net premiums on limited-payment contracts are recognized as revenue and the difference between the gross premium received and the net premium is deferred and recognized in income based on either a constant relationship to insurance in force or the present value of annuity benefits, depending on the product type.

Fee income from annuity contracts, pension contracts, and insurance contracts consists of charges for mortality, expense, surrender and administration that have been assessed against the policyholder account balances. To the extent such charges compensate the Company for future services, they are deferred and recognized in income over the period earned using the same assumptions as those associated with the amortization of DAC.

Interest on fixed-maturity securities and performing mortgage loans is recorded as income when earned and is adjusted for any amortization of premiums or discounts. Interest on restructured mortgage loans is recorded as income based on the rate to be paid; interest on delinquent mortgage loans is recorded as income on a cash basis. Dividends are recorded as income on the ex-dividend date.

               THE MANUFACTURERS LIFE INSURANCE COMPANY (U.S.A.)

                          December 31, 2004 and 2003

                                ($US millions)

2. Significant Accounting Policies -- (continued)

i) Policyholder Benefits and Claims

Benefits for variable annuity and variable life contracts, for universal life insurance contracts, and for investment pension contracts include interest credited to policyholder account values and benefit claims incurred during the period in excess of policyholder account values.

j) Reinsurance

The Company routinely utilizes reinsurance transactions to minimize exposure to large risks. Life reinsurance is accomplished through various plans including yearly renewable term, co-insurance, and modified co-insurance. Reinsurance premiums, policy charges for cost of insurance, and claims are accounted for on a basis consistent with that used in accounting for the original policies issued and the terms of the reinsurance contracts. Premiums, fees, and claims are reported net of reinsured amounts.

The amount recoverable from reinsurers and pertaining to policyholder liabilities is presented as a separate asset on the consolidated balance sheets. For those claims paid and covered by a reinsurance treaty, a reinsurance receivable has been included as part of other assets.

k) Stock-Based Compensation

Certain of ManUSA's employees are provided compensation in the form of stock options, deferred share units and restricted share units in MFC, the indirect parent of the Company. Effective January 1, 2003, MFC prospectively changed its accounting policy for employee stock options from the intrinsic value method to the fair value method for awards granted on or after January 1, 2002. As a result, the fair value of the stock options granted by MFC to the Company's employees is recorded by the Company over the vesting periods. The fair value of the deferred share units granted by MFC to ManUSA employees is recognized in the accounts of ManUSA over the vesting periods of the units. The intrinsic fair value of the restricted share units granted by MFC to ManUSA employees is recognized in the accounts of ManUSA over the vesting periods of the units. The stock-based compensation is a legal obligation of MFC, but in accordance with U.S. generally accepted accounting principles, is recorded in the accounts of ManUSA.

l) Income Taxes

Income taxes have been provided for in accordance with SFAS No. 109, "Accounting for Income Taxes". Under this method, deferred tax assets and liabilities are determined based on differences between the financial reporting and tax bases of assets and liabilities, and are measured using the enacted tax rates and laws that likely will be in effect when the differences are expected to reverse. The measurement of deferred tax assets is reduced by a valuation allowance if, based upon the available evidence, it is more likely than not that some or all of the deferred tax assets will not be realized.

ManUSA joins its indirect parent, Manulife Holdings (Delaware) LLC. and its subsidiaries, with the exception of The Manufacturers Life Insurance Company of New York ("MNY"), in filing a U.S. consolidated income tax return. MNY files a separate federal income tax return.

In accordance with the income tax-sharing agreements in effect for the applicable tax years, the Company's income tax provision (or benefit) is computed as if ManUSA and the companies filed separate income tax returns. The tax charge to each of the respective companies will not be more than that which each company would have paid on a separate return basis. Settlements of taxes are made through an increase or reduction to other liabilities. Such settlements occur on a periodic basis in accordance with the tax sharing agreement. Tax benefits from operating losses are provided at the U.S. statutory rate plus any tax credits attributable, provided the consolidated group utilizes such benefits currently.

                THE MANUFACTURERS LIFE INSURANCE COMPANY (U.S.A.)

                           December 31, 2004 and 2003

                                 ($US millions)

2. Significant Accounting Policies -- (continued)

m) Foreign Exchange Translation

The consolidated balance sheets of the Company's foreign operations and the Company's non-U.S. dollar investments are translated into U.S. dollars using exchange rates in effect at the consolidated balance sheet date. The consolidated statements of income of the Company's foreign operations are translated into U.S. dollars using average exchange rates prevailing during the respective periods. Translation adjustments are included in accumulated other comprehensive income.

n) Comparative Figures

Certain of the prior year's figures have been reclassified to conform to the current year's presentation.

o) Use of Estimates

The accompanying consolidated financial statements of the Company have been prepared in accordance with accounting principles generally accepted in the United States ("GAAP") which require management to make estimates and assumptions that affect the amounts reported in the consolidated financial statements and accompanying notes. Actual results could differ from these estimates.

The Company made adjustments to the amortized costs of its fixed-maturities and equity securities by recognizing $8 (2003 --$53; 2002 -- $177) in other than temporary impairments in the investment portfolio, net of the related DAC and unearned revenue liability unlocking. In 2002, three items led to a combined net positive income effect from DAC and unearned revenue liability unlocking of $139. The latter changes included positive impacts from an extension of the DAC amortization period on its participating line of business, and improved mortality assumptions on its participating and universal life businesses, and a negative impact from equity market performance below historical assumptions on its variable annuity business.

3. Investments and Investment Income

a) Fixed-Maturity and Equity Securities

At December 31, 2004, all fixed-maturity and equity securities have been classified as available-for-sale and reported at fair value. The amortized cost and fair value is summarized as follows:

                                                       Gross        Gross
                                       Amortized     Unrealized  Unrealized        Fair
                                          Cost         Gains       Losses          Value
                                     --------------  ----------  ----------   ---------------
As of December 31                     2004    2003   2004  2003  2004  2003    2004    2003
-----------------                    ------- ------  ----  ----  ----  ----   ------- -------
Fixed-maturity securities:
U.S. government...................   $ 3,308 $2,536  $111  $ 64  $ (8) $(18)  $ 3,411 $ 2,582
Foreign governments...............     1,063  1,108   203   202    --    (3)    1,266   1,307
Corporate.........................     5,882  5,933   494   589   (14)  (23)    6,362   6,499
Asset-backed......................       143    250     7    18    (1)   (3)      149     265
                                     ------- ------  ----  ----  ----  ----   ------- -------
Total fixed-maturity securities...   $10,396 $9,827  $815  $873  $(23) $(47)  $11,188 $10,653
                                     ======= ======  ====  ====  ====  ====   ======= =======
Equity securities.................   $   382 $  401  $ 91  $ 83  $ (7) $ (9)  $   466 $   475
                                     ======= ======  ====  ====  ====  ====   ======= =======

Proceeds from sales of fixed-maturity securities during 2004 were $8,860 (2003 -- $10,986; 2002 -- $8,481). Gross gains and losses of $252 and $123 respectively, were realized on those sales (2003 -- $251 and $122 respectively; 2002 -- $218 and $154 respectively). In addition during 2004, other-than-temporary impairments of nil (2003 -- $10; 2002 -- $109) were recognized in income.

                THE MANUFACTURERS LIFE INSURANCE COMPANY (U.S.A.)

                           December 31, 2004 and 2003

                                 ($US millions)

3. Investments and Investment Income -- (continued)

Proceeds from the sale of equity securities during 2004 were $209 (2003 -- $530; 2002 -- $34). Gross gains and losses of $35 and $28 respectively, were realized on those sales (2003 -- $181 and $147 respectively; 2002 -- $48 and $84 respectively). In addition during 2004, other-than-temporary impairments of $10 (2003 -- $51; 2002 -- $135) were recognized in income.

The cost amounts for both fixed-maturity securities and equity securities are net of the other-than-temporary impairment charges.

At December 31, 2004, there were 114 (2003 -- 323) fixed-income securities that have a gross unrealized loss of $23 (2003 -- $47) of which the single largest unrealized loss was $2 (2003 -- $7). The Company anticipates that these fixed income securities will perform in accordance with their contractual terms and currently has the ability and intent to hold these fixed-income securities until they recover or mature.

At December 31, 2004, there were 69 (2003 -- 78) equity securities that have a gross unrealized loss of $7 (2003 -- $9) of which the single largest unrealized loss was $2 (2003 -- $2). The Company anticipates that these equity securities will recover in value.

The contractual maturities of fixed-maturity securities at December 31, 2004 are shown below:

                                                                        Amortized   Fair
As of December 31, 2004                                                   cost      Value
-----------------------                                                 ---------  -------
Fixed-maturity securities, excluding mortgage-backed securities:
One year or less...................................................      $   335   $   347
Greater than 1; up to 5 years......................................        1,639     1,686
Greater than 5; up to 10 years.....................................        2,868     3,023
Due after 10 years.................................................        5,411     5,983
Asset - backed securities..........................................          143       149
                                                                         -------   -------
   Total fixed-maturity securities.................................      $10,396   $11,188
                                                                         =======   =======

Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without prepayment penalties. Corporate requirements and investment strategies may result in the sale of investments before maturity.

b) Mortgage Loans

Mortgage loans are reported at amortized cost, net of a provision for losses. The impaired mortgage loans and the related allowances for mortgage loan losses were as follows:

As of December 31           2004    2003
-----------------           ----    ----
Impaired loans...........   $ 83    $90
                            ====    ===
Allowance, January 1.....   $ 31    $36
Deductions...............    (23)    (5)
                            ----    ---
Allowance, December 31...   $  8    $31
                            ====    ===

All impaired mortgage loans have been provided for and no interest is accrued on impaired loans.

                THE MANUFACTURERS LIFE INSURANCE COMPANY (U.S.A.)

                           December 31, 2004 and 2003

                                 ($US millions)

3. Investments and Investment Income -- (continued)

c) Investment Income

Income by type of investment was as follows:

                                 For the Years Ended December 31
                                 ------------------------------
                                   2004       2003       2002
                                   -----     ------     ------
Fixed-maturity securities...      $  692     $  737     $  729
Equity securities...........          16         12         11
Mortgage loans..............         155        149        139
Investment real estate......          86         86         88
Other investments...........         230        228        228
                                  ------     ------     ------
Gross investment income.....       1,179      1,212      1,195
Investment expenses.........         (31)       (38)       (38)
                                  ------     ------     ------
Net investment income.......      $1,148     $1,174     $1,157
                                  ======     ======     ======

d) Significant Equity Interests

ManUSA holds a 27.7% indirect interest in Flex Leasing I, LLC ("Flex I") which is accounted for using the equity method whereby ManUSA recognizes its proportionate share of the investee's net income or loss. In 2003, ManUSA sold its 19.6% direct interest in Flex II, LLC, which also had been accounted for using the equity method, for a realized gain of $1.

As of December 31, 2004, the total assets for Flex I were $290 (2003 -- $296 for Flex I; 2002 -- $306 for Flex I and $87 for Flex II), with total liabilities amounting to $230 (2003 -- $237 for Flex I; 2002 -- $248 for Flex I and $77 for Flex II). For the year ended December 31, 2004, total net loss amounted to $3 (2003 -- $5 for Flex I; 2002 -- $3 for Flex I and $4 for Flex
II).

e) Securities Lending

The Company engages in securities lending to generate additional income. Certain securities from its portfolio are loaned to other institutions for certain periods of time. Collateral, which exceeds the market value of the loaned securities, is lodged by the borrower with the Company and retained by the Company until the underlying security has been returned to the Company. The collateral is reported in cash and other liabilities. The market value of the loaned securities is monitored on a daily basis with additional collateral obtained or refunded as the market value fluctuates. As of December 31, 2004, the Company has loaned securities (which are included in invested assets) with a carrying value and market value of approximately $2,579 and $2,645 respectively (2003 -- $667 and $642 respectively).

                THE MANUFACTURERS LIFE INSURANCE COMPANY (U.S.A.)

                           December 31, 2004 and 2003

                                 ($US millions)

4. Comprehensive Income

a) Total comprehensive income was as follows:

                                                                                     For the Years Ended December 31
                                                                                     -------------------------------
                                                                                       2004       2003      2002
                                                                                       ----       ----      ----
Net income........................................................................     $459       $191      $155
Other comprehensive income, net of DAC, deferred income taxes and other amounts required to satisfy policyholder liabilities:
 Unrealized holding gains arising during the year.................................      118        209       269
 Minimum pension asset (liability)................................................       (1)        24       (25)
 Foreign currency translation.....................................................       57        131        44
 Less:
 Reclassification adjustment for realized gains (losses) included in net income...      139         82       (70)
                                                                                       ----       ----      ----
Other comprehensive income........................................................       35        282       358
                                                                                       ----       ----      ----
Comprehensive income..............................................................     $494       $473      $513
                                                                                       ====       ====      ====

Other comprehensive income is reported net of tax (benefit) expense of $(11), $81, and $169 for 2004, 2003 and 2002, respectively.

b) Accumulated other comprehensive income is comprised of the following:

As of December 31                           2004   2003
-----------------                           ----   ----
Unrealized gains :
 Beginning balance.......................   $640   $512
 Current period change...................    (21)   128
                                            ----   ----
 Ending balance..........................   $619   $640
                                            ----   ----
Minimum pension liability:
 Beginning balance.......................   $ (3)  $(28)
 Current period change...................     (1)    25
                                            ----   ----
 Ending balance..........................   $ (4)  $ (3)
                                            ----   ----
Foreign currency:
 Beginning balance.......................   $156   $ 27
 Current period change...................     57    129
                                            ----   ----
 Ending balance..........................   $213   $156
                                            ----   ----
Accumulated other comprehensive income...   $828   $793
                                            ====   ====

                THE MANUFACTURERS LIFE INSURANCE COMPANY (U.S.A.)

                           December 31, 2004 and 2003

                                 ($US millions)

4. Comprehensive Income -- (continued)

c) Unrealized Gains on Securities Available-for-Sale

Net unrealized gains on fixed-maturity and equity securities included in other comprehensive income were as follows:

As at December 31                                                        2004    2003
-----------------                                                       ------  ------
Gross unrealized gains...............................................   $1,355  $1,385
Gross unrealized losses..............................................      (56)    (56)
DAC and other amounts required to satisfy policyholder liabilities...     (349)   (345)
Deferred income taxes................................................     (331)   (344)
                                                                        ------  ------
Net unrealized gains on securities available-for-sale................   $  619  $  640
                                                                        ======  ======

5. Deferred Acquisition Costs ("DAC") and Deferred Sales Inducements ("DSI")

The components of the change in DAC/DSI were as follows:

                                                                     For the Years Ended
                                                                         December 31
                                                                     ------------------
                                                                      2004      2003
                                                                     ------    -------
Balance, January 1................................................   $3,154    $2,731
Capitalization....................................................      847       651
Amortization......................................................     (358)     (227)
Change in accounting principle (Note 2 a).........................       14        --
Effect of net unrealized gains on securities available-for-sale...       19        (1)
                                                                     ------    ------
Balance, December 31..............................................   $3,676    $3,154
                                                                     ======    ======

6. Income Taxes

The components of income tax expense were as follows:

                                For the Years Ended
                                  December 31
                                ------------------
                                2004  2003   2002
                                ----  ----   ----
Current expense (benefit)...    $ 40  $(66)  $(52)
Deferred expense............     128   143     83
                                ----  ----   ----
Total expense...............    $168  $ 77   $ 31
                                ====  ====   ====

Income before federal income taxes differs from taxable income principally due to tax-exempt investment income; dividends received tax deductions, differences in the treatment of deferred acquisition costs, and differences in reserves for policy and contract liabilities for tax and financial reporting purposes.

                THE MANUFACTURERS LIFE INSURANCE COMPANY (U.S.A.)

                           December 31, 2004 and 2003

                                 ($US millions)

6. Income Taxes -- (continued)

Deferred income tax assets (liabilities), result from tax affecting the differences between financial statement values and tax values of assets and liabilities at each consolidated balance sheet date. The Company's deferred income tax assets (liabilities) were as follows:

                                                       For the Years Ended
                                                          December 31
                                                       ------------------
                                                        2004      2003
                                                       ------    ------
Deferred tax assets:
Differences in computing policy reserves...........    $  704    $  598
Investments........................................        --         1
Policyholder dividends payable.....................        --        11
Net operating loss.................................        69       178
Other deferred tax assets..........................       113        34
                                                       ------    ------
 Deferred tax assets...............................       886       822
                                                       ------    ------
Deferred tax liabilities:
Deferred acquisition costs.........................       735       672
Unrealized gains on securities available-for-sale..       465       472
Premiums receivable................................        23        25
Investments........................................       229        58
Other deferred tax liabilities.....................         3        21
                                                       ------    ------
 Deferred tax liabilities..........................     1,455     1,248
                                                       ------    ------
 Net deferred tax liabilities......................    $ (569)   $ (426)
                                                       ======    ======

At December 31, 2004, the Company has operating loss carry forwards of $198 that will begin to expire in 2016, and $4 of tax credits with no expiry limitation. At December 31, 2003 and December 31, 2002, the Company had operating loss carry forwards of $508 and $612, respectively, and $3.4 and $1.4, respectively, of tax credits.

7. Notes Payable to Parent

On December 29, 1997, the Company issued two surplus debentures for $240 bearing interest at 7.93% per annum to Manufacturers Investment Corporation ("MIC").

On April 1, 1998, the Company issued two additional surplus debentures for $150 bearing interest at 8.10% per annum to MIC. During 2002, a partial principal repayment of $20 on one of the debentures was made.

On December 31, 2003, with the approval of the Michigan Division of Insurance by letter dated December 23, 2003, the Company repaid the total remaining principal of $370 to MIC plus accrued interest of $12. Total interest paid was $31 and $32 for 2003 and 2002, respectively. No amount was owed to MIC as of December 31, 2004.

                THE MANUFACTURERS LIFE INSURANCE COMPANY (U.S.A.)

                           December 31, 2004 and 2003

                                 ($US millions)

8. Capital and Surplus

Capital stock is comprised of the following:

                                                  2004  2003
                                                  ----  ----
Authorized:
 50,000,000 Preferred shares, Par value $1.00..     --    --
 50,000,000 Common shares, Par value $1.00.....     --    --
Issued and outstanding:
 100,000 Preferred shares......................     --    --
 4,728,934 Common shares.......................   $  5  $  5

ManUSA and its life insurance subsidiaries are subject to statutory limitations on the payment of dividends. Dividend payments in excess of prescribed limits cannot be paid without the prior approval of U.S. insurance regulatory authorities.

Net income (loss) and net capital and surplus, as determined in accordance with statutory accounting principles for ManUSA and its life insurance subsidiaries were as follows:

                                                        US Statutory Basis
                                                        ------------------
For the Years Ended December 31                          2004  2003  2002
-------------------------------                         ------ ---- ------
The Manufacturers Life Insurance Company (U.S.A.):
 Net income (loss)...................................   $  304 $289 $ (396)
 Net capital and surplus.............................    1,165  954  1,078
The Manufacturers Life Insurance Company of New York:
 Net income (loss)...................................   $   21 $  2 $  (26)
 Net capital and surplus.............................       51   52     52

As a result of the demutualization of MLI there are regulatory restrictions on the amounts of participating profit that can be transferred to shareholders. These restrictions generally take the form of a fixed percentage of the policyholder dividends. The transfers are governed by the terms of MLI's Plan of Demutualization.

As at December 31, 2004, assets in the amount of $6.7 (2003 -- $6.7) were on deposit with government authorities or trustees as required by law.

9. Pension and Other Post-Employment Benefits

a) Employee Retirement Plans

The Company sponsors a non-contributory pension plan entitled "The Manulife Financial U.S. Cash Balance Plan" (the "Plan").

Pension benefits are provided to participants of the Plan after three years of vesting service with the Company and are a function of the length of service together with final average earnings. The normal form of payment under the Plan is a life annuity, payable at the normal retirement age of 65, and is actuarially equivalent to the cash balance account. Various optional forms of payment are available including a lump sum. Early retirement benefits are actuarially equivalent to the cash balance account, but are subsidized for participants who were age 45 with five or more years vesting service with the Company as of July 1, 1998 and who terminate employment after attaining age 50 and have completed 10 years of service.

                THE MANUFACTURERS LIFE INSURANCE COMPANY (U.S.A.)

                           December 31, 2004 and 2003

                                 ($US millions)

9. Pension and Other Post-Employment Benefits -- (continued)

Cash balance accounts under the Plan are credited annually with contribution credits and semi-annually with interest credits. Future contribution credits will vary based on service. Interest credits are based on the greater of one-year U.S. Treasury Constant Maturity Bond yields or 5.25% per annum.

Actuarial valuation of accumulated plan benefits are based on projected salaries, an assumed discount rate, and best estimates of investment yields on plan assets, mortality of participants, employee termination, and ages at retirement. Pension costs that relate to current service are funded as they accrue and are charged to earnings of the Company in the current period. Vested benefits are fully funded. Experience gains and losses are amortized to income of the Company over the estimated average remaining service lives of the plan participants. No contributions were made during the current or prior year because the Plan was subject to the full funding limitation under the Internal Revenue Code.

At December 31, 2004, the projected benefit obligation to the participants of the Plan was $78 (2003 -- $76), which was based on an assumed interest rate of 5.75% (2003 -- 6.0%). The fair value of the Plan assets totaled $74 (2003 -- $71).

The Company also sponsors an unfunded supplemental cash balance plan entitled "The Manulife Financial U.S. Supplemental Cash Balance Plan" (the "Supplemental Plan"). This non-qualified plan provides defined pension benefits in excess of limits imposed by law. Compensation is not limited and benefits are not restricted by the Internal Revenue Code.

Benefits under the Supplemental Plan are provided to participants who terminate after three years of service. The default form of payment under this plan is a lump sum, although participants may elect to receive payment in the form of an annuity provided that such an election is made within the time period prescribed in the Supplemental Plan. If an annuity form of payment is elected, the amount payable is equal to the actuarial equivalent of the participant's balance under the Supplemental Plan, using the factors and assumptions for determining immediate annuity amounts applicable to the participant under the Plan.

Cash balance contribution credits for the Supplemental Plan vary with service, and interest credits are based on the greater of one-year U.S. Treasury Constant Maturity Bond yields or 5.25% per annum. The annual contribution credits are made in respect of the participant's compensation that is in excess of the limit set by the Internal Revenue Code. Together, these contributions serve to restore to the participant the benefit that he/she would have been entitled to under the Plan's benefit formula except for the pay and benefit limitations in the Internal Revenue Code.

At December 31, 2004, the projected benefit obligation to the participants of the Supplemental Plan was $28 (2003 -- $26), which was based on an assumed interest rate of 5.75% (2003 -- 6.0%).

b) 401(k) Plan

The Company sponsors a defined contribution 401(k) savings plan, which is subject to the provisions of the Employee Retirement Income Security Act of 1974. The Company contributed $2 in 2004 (2003 -- $2).

c) Post-retirement Benefit Plan

In addition to the retirement plans, the Company sponsors a post-retirement benefit plan that provides retiree medical and life insurance benefits to those who have attained age 50 and have 10 or more years of service with the Company. This plan provides primary medical coverage for retirees and spouses under age
65. When the retirees or the covered spouses reach age 65, Medicare provides primary coverage and this plan provides secondary coverage. This plan is contributory with the amount of contribution based on the service of the employees as at the time of retirement. It also provides the employee with a life insurance benefit of 100% of the salary just prior to retirement up to a maximum of $150,000. This life insurance benefit is reduced to 65% on the first of January following retirement, and is further reduced to 30% at age 70.

                THE MANUFACTURERS LIFE INSURANCE COMPANY (U.S.A.)

                           December 31, 2004 and 2003

                                 ($US millions)

9. Pension and Other Post-Employment Benefits -- (continued)


The Company accounts for its retiree benefit plan using the accrual method. At December 31, 2004, the benefit obligation of the postretirement benefit plan was $30 (2003 -- $29), which was based on an assumed interest rate of 5.75% (2003 -- 6.0%). This plan is unfunded. Post-retirement benefit plan expenses for 2004 were $3 (2003 -- $2).

d) Financial Information regarding the Employee Retirement Plans and the Post-retirement Benefit Plan

Pension plans based in the United States require annual valuations, with the most recent valuations performed as at January 1, 2004.

Information applicable to the Employee Retirement Plans and the Post-retirement Benefit Plan as estimated by a consulting actuary for the December 31 year-ends is as follows:

                                                                                   Post-
                                                                  Employee       retirement
                                                                 Retirement       Benefit
                                                                    Plans          Plan
                                                                -------------   ------------
As of December 31                                                2004   2003    2004   2003
-----------------                                               -----   -----   ----   ----
Change in benefit obligation
Benefit obligation at beginning of year......................   $(102)  $ (90)  $(29)  $(23)
Service cost.................................................      (5)     (5)    (1)    (1)
Interest cost................................................      (6)     (6)    (2)    (2)
Actuarial loss...............................................      --      (8)    (1)    (4)
Impact of Medicare...........................................     N/A     N/A      1     --
Benefits paid................................................       7       7      2      1
                                                                -----   -----   ----   ----
Benefit obligation at end of year............................   $(106)  $(102)  $(30)  $(29)
                                                                -----   -----   ----   ----
Change in plan assets
Fair value of plan assets at beginning of year...............   $  71   $  60   $ --   $ --
Actual return on plan assets.................................       9      16     --     --
Employer contribution........................................       1       2      1      1
Benefits paid................................................      (7)     (7)    (1)    (1)
                                                                -----   -----   ----   ----
Fair value of plan assets at end of year.....................   $  74   $  71   $ --   $ --
                                                                -----   -----   ----   ----
Funded status................................................   $ (32)  $ (31)  $(30)  $(29)
Unrecognized transition asset................................      --      (1)    --     --
Unrecognized actuarial loss (gain)...........................      45      50     (6)    (6)
Unrecognized prior service cost..............................       3       3     --     --
                                                                -----   -----   ----   ----
Net amount recognized........................................   $  16   $  21   $(36)  $(35)
                                                                -----   -----   ----   ----
Amounts recognized in consolidated balance sheets consist of:
 Prepaid benefit cost........................................   $  36   $  39   $ --   $ --
 Accrued benefit liability...................................     (26)    (24)   (37)   (35)
 Intangible asset............................................       1       1     --     --
 Accumulated other comprehensive income......................       6       5     --     --
                                                                -----   -----   ----   ----
Net amount recognized........................................   $  17   $  21   $(37)  $(35)
                                                                =====   =====   ====   ====

                THE MANUFACTURERS LIFE INSURANCE COMPANY (U.S.A.)

                           December 31, 2004 and 2003

                                 ($US millions)

9. Pension and Other Post-Employment Benefits -- (continued)

                                     Employee     Post-retirement
                                    Retirement       Benefit
                                       Plans          Plan
                                    ----------    --------------
As of December 31                   2004  2003    2004    2003
-----------------                   ----  ----    ----    ----
Weighted average assumptions
Discount rate.....................  5.75% 6.00%   5.75%   6.00%
Expected return on plan assets....  8.25% 8.25%    N/A     N/A
Rate of compensation increase.....  4.00% 5.00%   4.00%   5.00%
Cost-of-living increase...........  3.00% 3.00%    N/A     N/A

On December 31, 2004, the accrued post-retirement benefit plan obligation was $30. The post-retirement benefit obligation for eligible active employees was $5. The amount of the post-retirement benefit obligation for ineligible active employees was $11. For measurement purposes as of December 31, 2004, a 10.5% annual rate of increase in the per capita cost of covered health care benefits was assumed for 2004 for both pre-65 and post-65 coverages. This rate was assumed to decrease gradually to 5% in 2016 and will remain at that level thereafter.

                                                                Employee   Post-retirement
                                                               Retirement      Benefit
                                                                 Plans          Plan
                                                               ----------   --------------
As of December 31                                              2004  2003   2004    2003
-----------------                                              ----  ----   ----    ----
Components of net periodic benefit cost for plan sponsor
Service cost..............................................     $ 5   $ 5    $ 1     $ 1
Interest cost.............................................       6     6      2       2
Expected return on plan assets............................      (6)   (7)    --      --
Amortization of net transition obligation.................      (1)   (3)    --      --
Recognized actuarial loss (gain)..........................       3     2     --      (1)
                                                               ---   ---    ---     ---
Net Periodic Benefit Cost.................................     $ 7   $ 3    $ 3     $ 2
                                                               ===   ===    ===     ===

For the pension plans with accumulated benefit obligations in excess of plan assets, the projected benefit obligation, the accumulated benefit obligation, and the fair value of plan assets were $28, $26, and nil respectively as of December 31, 2004 and $26, $24, and nil respectively as of December 31, 2003.

Assumed health care cost trend rates have a significant effect on the amounts reported for the health care plan. A one-percentage-point change in assumed health care cost trend rates would have the following effects on 2004 reported expenses:

                                                             One-Percentage-  One-Percentage-Point
                                                             Point Increase         Decrease
                                                             ---------------  --------------------
Effect on total of service and interest cost components...         $1                 $(1)
Effect on post-retirement benefit obligation..............         $5                 $(4)

                THE MANUFACTURERS LIFE INSURANCE COMPANY (U.S.A.)

                           December 31, 2004 and 2003

                                 ($US millions)

9. Pension and Other Post-Employment Benefits -- (continued)

No contributions are anticipated during the next 5 years and the expected benefit payments for the next 5 years are as follows:

              Expected Pension &
            Other Benefit Payments
            ----------------------
2005               $8
2006               $8
2007               $8
2008               $9
2009               $9

e) Plan Assets

The weighted average assets for the Company's U.S. Cash Balance Plan at December 31, 2004, and December 31, 2003, by asset category are as follows:

                           Plan Assets
                           -----------
As of December 31          2004   2003
-------------------        ----   ----
Equity securities..         63%    66%
Debt securities....         33%    29%
Real estate........          4%     5%
Other..............          0%     0%
                           ---    ---
Total..............        100%   100%
                           ===    ===

The primary objective is to maximize the long-term investment return while maintaining an acceptable variability of pension expense without undue risk of loss or impairment. The range of target allocation percentages include a 40% to 80% range for equity securities with a target allocation of 67% and a range of 20% to 60% for debt securities with a target allocation of 33%. In addition, while there is no set target allocation, real estate is also included as an investment vehicle. To the extent an asset class exceeds its maximum allocation, the Company shall determine appropriate steps, as it deems necessary, to rebalance the asset class. To the extent that any portion of the assets is managed by one or more fund managers, each manager will employ security selection and asset mix strategies to try to add value to the returns that would otherwise be earned by the alternative of passively managing the fund assets.

Overall Guidelines

  - No more than 5% of the market value of the total assets can be invested in any one company's securities.

  - No more than 5% of a corporation's outstanding issues in a given security class may be purchased.

  - No more than 25% of the market value of the portfolio can be invested in one industry sector unless authorized by the U.S. Retirement Committee (managers may employ any acceptable industry classification approach). This restriction does not apply to investments made in U.S. Government securities.

  - Futures, covered options or any other derivative investments may be used for hedging or defensive purposes only. Use of these investments to leverage the portfolio is prohibited.

  - Investments in securities of the investment manager, custodian or any other security which would be considered a non-exempt prohibited transaction or a self-dealing transaction under the employee Retirement Income Security Act are prohibited.

                THE MANUFACTURERS LIFE INSURANCE COMPANY (U.S.A.)

                           December 31, 2004 and 2003

                                 ($US millions)

9. Pension and Other Post-Employment Benefits -- (continued)

  - Each fund manager will maintain a fully invested (5% or less in cash equivalents) portfolio according to the mandate mutually agreed to by the fund manager and the U.S. Retirement Committee. Any exceptions to this must be agreed to in writing by the U.S. Retirement Committee.

10. Stock based compensation

There are no stock based compensation plans involving stock of ManUSA. However, employees of ManUSA participate in the Executive Stock Option Plan of MFC (the "ESOP"). Under this plan, stock options are periodically granted to selected individuals. The stock options provide the holder with the right to purchase common shares at an exchange price equal to the closing market price of MFC's common shares on the Toronto Stock Exchange on the business day immediately preceding the date the options were granted. The options vest over a period not exceeding four years and expire not more than 10 years from the grant date. A total of 36,800,000 MFC common shares have been reserved for issuances under the ESOP.

Details of outstanding options relating to the employees of ManUSA are as follows:

                                          For the Years Ended December 31
                                     -----------------------------------------
                                             2004                 2003
                                     -------------------- --------------------
                                                 Weighted             Weighted
                                                 average              average
                                      Number of  exercise  Number of  exercise
                                       options    price     options    price
                                     (thousands)  (Cdn.)  (thousands)  (Cdn.)
                                     ----------- -------- ----------- --------
Outstanding, January 1..........        2,235     $38.82     2,110     $40.37
Granted.........................          378      48.53       275      36.38
Exercised.......................          (95)     38.79        (7)     39.02
Forfeited/Cancelled.............          (13)     43.13      (143)     41.27
                                        -----     ------     -----     ------
Outstanding, December 31........        2,505     $40.26     2,235     $38.82
                                        -----     ------     -----     ------
Exercisable, as of December 31..        1,595     $40.04     1,264     $38.86
                                        =====     ======     =====     ======

The exercise price of stock options outstanding range from Cdn. $14.17 to Cdn. $55.4 and have a weighted average contractual remaining life of 5.1 years.

The weighted average fair value of each option granted by MFC in 2004 has been estimated at Cdn. $11.33 (2003 -- Cdn. $10.75) using the Black-Scholes option-pricing model. The pricing model uses the following weighted average assumptions: risk-free interest rate of 3.7% (2003 -- 4.8%), dividend yield of 1.8% (2003 -- 1.8%), expected volatility of 22.5% (2003 --25%) and expected life of six years (2003 -- seven years).

Effective January 1, 2003, MFC changed its accounting policy on a prospective basis for stock options granted to employees on or after January 1, 2002, from the intrinsic value method to the fair value method. As a result, the Company recorded in its accounts an additional compensation expense of $1 for the year ended December 31, 2003.

In 2000, MFC also granted deferred share units (the "DSUs") to certain employees in the ESOP. The DSUs vest over a four-year period and each unit entitles the holder to receive one common share of MFC on retirement or termination of employment. The DSUs attract dividends in the form of additional DSUs at the same rate as dividends on the common shares of MFC. No DSUs were granted during 2004 and 2003. The number of DSUs outstanding was 173,237 as at December 31, 2004 (2003 -- 170,209). ManUSA recorded compensation expense of $2 related to DSUs granted by MFC to its employees (2003 -- $1; 2002 -- $1).

                THE MANUFACTURERS LIFE INSURANCE COMPANY (U.S.A.)

                           December 31, 2004 and 2003

                                 ($US millions)

10. Stock based compensation -- (continued)

Effective January 1, 2001, MFC established the Global Share Ownership Plan (the "GSOP") in which ManUSA employees can participate. Under this plan, qualifying employees of ManUSA can choose to have up to 5% of their annual base earnings applied toward the purchase of common shares of MFC. Subject to certain conditions, MFC will match 50% of the employee's eligible contributions. The MFC contributions vest immediately. All contributions will be used by the plan's trustee to purchase common shares in the open market. Amounts matched by MFC in respect of ManUSA employees are charged and expensed to ManUSA via the service agreement between ManUSA and MFC.

The Company also has deferred compensation incentive plans open to all branch managers and qualified agents.

During the first quarter of 2003, MFC established a new Restricted Share Unit ("RSU") plan. RSUs represent phantom common shares of MFC that entitle a participant to receive payment equal to the market value of the same number of common shares at the time the RSUs vest. RSUs vest and are paid out in 34 months and the related compensation expense is recognized over the period based on changes in the fair value of MFC's stock. At December 31, 2004 there were 252,149 RSU's outstanding for eligible employees (2003 -- 222,269). The Company recorded a compensation expense related to RSUs of $3 for the year ended December 31, 2004 (2003 -- $1).

11. Derivative Financial Instruments

The Company uses a variety of derivative financial instruments as part of its efforts to manage exposures to foreign currency, interest rate, and other market risks arising from its on-balance sheet financial instruments and future commitments. These instruments include interest rate exchange agreements, cross currency swaps, and foreign currency forward contracts.

The Company enters into interest rate exchange agreements to reduce and manage interest rate risk associated with individual assets and liabilities. These interest rate exchange agreements consist primarily of interest rate swap agreements and interest rate floors and are regarded as fair value hedges.

The Company uses cross currency swaps to reduce both foreign exchange and interest rate risk associated with outstanding non-U.S. dollar denominated debt. These instruments are regarded as fair value hedges.

These instruments are designated and effective as hedges, as there is a high correlation between changes in market value or cash flow of the derivative and the underlying hedged item at inception and over the life of the hedge.

The Company uses foreign currency forward contracts to hedge some of the foreign exchange risk, as it generates revenue and holds assets in U.S. dollars, but incurs a significant portion of its maintenance and acquisition expenses in Canadian dollars. A foreign currency forward contract obliges the Company to deliver a specified amount of currency on a future date at a specified exchange rate. The value of the foreign exchange forward contracts at any given point fluctuates according to the underlying level of exchange rate and interest rate differentials. These instruments are regarded as cash flow hedges.

The Company's exposure to credit risk is the risk of loss from a counterparty failing to perform according to the terms of the contract. That exposure includes settlement risk (i.e. the risk that the counterparty defaults after the Company has delivered funds or securities under terms of the contract) and replacement cost risk (i.e. the cost to replace the contract at current market rates should the counterparty default prior to the settlement date). To limit exposure associated with counterparty nonperformance on interest rate exchange agreements, the Company enters into master netting agreements with its counterparties.

                THE MANUFACTURERS LIFE INSURANCE COMPANY (U.S.A.)

                           December 31, 2004 and 2003

                                 ($US millions)

11. Derivative Financial Instruments -- (continued)

Outstanding derivative instruments were as follows:

                                                  Notional or Contract
                                                       Amounts          Carrying Value    Fair Value
                                                  --------------------  --------------    -----------
As of December 31                                  2004       2003       2004    2003     2004   2003
-----------------                                 ------     ------      ----    ----     ----   ----
Interest rate and currency swaps and floors...    $1,491     $  830      $(41)   $(34)    $(41)  $(34)
Interest rate option written..................        12         12        (1)     (1)      (1)    (1)
Equity contracts..............................         3          9        --      --       --     --
Currency forwards.............................       356        276        25      25       25     25
                                                  ------     ------      ----    ----     ----   ----
Total derivatives.............................    $1,862     $1,127      $(17)   $(10)    $(17)  $(10)
                                                  ======     ======      ====    ====     ====   ====

Fair value of derivative financial instruments reflect the estimated amounts that the Company would receive or pay to terminate the contract at the consolidated balance sheet date, including the current unrealized gains (losses) on the instruments. Fair values of the agreements were based on estimates obtained from the individual counter parties.

12. Fair Value of Financial Instruments

The carrying values and the estimated fair values of the Company's financial instruments at December 31 were as follows:

                                             Carrying Value      Fair Value
                                             ---------------   ---------------
As of December 31                             2004    2003      2004    2003
-----------------                            ------- -------   ------- -------
Assets:
 Fixed-maturity and equity securities....    $11,654 $11,128   $11,654 $11,128
 Mortgage loans..........................      2,367   2,187     2,516   2,419
 Policy loans............................      2,681   2,532     2,681   2,532
 Short-term investments..................        436     564       436     564
Liabilities:
 Insurance investment contracts..........      2,337   2,365     2,309   2,333
 Derivative financial instruments........         17      10        17      10

The following methods and assumptions were used to estimate the fair values of the above financial instruments:

Fixed-maturity and equity securities: Fair values of fixed-maturity and equity securities were based on quoted market prices where available. Where no quoted market price was available, fair values were estimated using values obtained from independent pricing services or, in the case of fixed-maturity private placements, by discounting expected future cash flows using a current market rate applicable to yield, credit quality, and average life of the investments.

Mortgage loans: Fair value of mortgage loans was estimated using discounted cash flows and took into account the contractual maturities and discount rates, which were based on current market rates for similar maturity ranges and adjusted for risk due to the property type.

Policy loans: Carrying values approximate fair values.

Insurance investment contracts: Fair value of insurance investment contracts, which do not subject the Company to significant mortality or morbidity risks, were estimated using cash flows discounted at market rates.

                THE MANUFACTURERS LIFE INSURANCE COMPANY (U.S.A.)

                           December 31, 2004 and 2003

                                 ($US millions)

12. Fair Value of Financial Instruments -- (continued)

Derivative financial instruments: Fair values of derivative financial instruments were based on estimates obtained from the individual counterparties.

Separate account assets and liabilities: The carrying values in the consolidated balance sheets for separate account assets and liabilities approximate their fair value. Fair value was determined by applying the above outlined methodology to the relevant assets underlying the respective separate accounts.

13. Related Party Transactions

The Company has formal service agreements with MFC, which can be terminated by either party upon two months notice. Under the various agreements, the Company will pay direct operating expenses incurred by MFC on behalf of the Company. Services provided under the agreements include legal, actuarial, investment, data processing, accounting and certain other administrative services. Costs incurred under the agreements were $281 in 2004 (2003 -- $254; 2002 -- $277).

MFC also provides a claims paying guarantee to certain U.S. policyholders.

On December 20, 2002, the Company entered into a reinsurance agreement with Manulife Reinsurance Limited (Bermuda) (MRL), a sister company to reinsure a block of variable annuity business. The contract reinsures all risks, however, the primary risk reinsured is investment and lapse risk with only limited coverage of mortality risk. Accordingly, the contract was classified as financial reinsurance and given deposit-type accounting treatment. Under the terms of the agreement, the Company received a ceding commission of $169 in 2004 (2003 -- $123; 2002 -- $168), which is classified as unearned revenue and reported in other liabilities. The amount is being amortized to income as payments are made to MRL. The balance of this unearned revenue as of December 31, 2004 was $374.

On September 23, 1997, the Company entered into a reinsurance agreement with MRL to reinsure a closed block of participating life insurance business. On December 31, 2003, the Company recaptured the reinsurance agreement. As there was limited transfer of mortality risk between the Company and MRL, the agreement was classified as financial reinsurance and given deposit-type accounting treatment. As a result of the early termination of the treaty, the company paid MRL a termination fee of $21, which was reported as a reduction of other revenue in 2003.

On December 31, 2003, the Company entered into a reinsurance agreement with an affiliate, Manulife Reinsurers Bermuda Limited (MRBL), to reinsure 90% of the non-reinsured risk of the closed block of participating life insurance business. As approximately 90% of the mortality risk is covered under previously existing contracts with third party reinsurers and the resulting limited mortality risk inherent in the new contract with MRBL, it was classified as financial reinsurance and given deposit-type accounting treatment. Title to the assets supporting this block of business was transferred to MRBL under the terms of the agreement. Included in amounts due from affiliates is $2,371 (2003 -- $2,223) representing the receivable from MRBL for the transferred assets, which are accounted for in a similar manner as invested assets available-for-sale.

Pursuant to a promissory note, issued pursuant to a Credit Agreement of the same date, the Company received a loan of $250 (Cdn. $375) from an affiliate, Manulife Hungary Holdings KFT ("MHHL"). The principal outstanding is $74 (Cdn. $96) both on December 31, 2004 and 2003. The maturity date with respect to any borrowing is 365 days following the date of the advance of a loan, however, the loan is normally renegotiated at each year-end. Interest is calculated at a fluctuating rate equivalent to a 3-month LIBOR plus 39 basis points in 2003 (32 basis points in 2002) and is payable quarterly. On December 30, 2002, the Company repaid $177 (Cdn. $279) of the principal balance outstanding. By an agreement dated August 9, 2004 effected on September 2, 2004, the Cdn $96 of the principal outstanding was converted to U.S. $74.

                THE MANUFACTURERS LIFE INSURANCE COMPANY (U.S.A.)

                           December 31, 2004 and 2003

                                 ($US millions)

13. Related Party Transactions -- (continued)


On December 29, 2001, ManUSA entered into a one-year agreement with MLI to swap Cdn. $375 at a three-month Banker's Acceptance note plus 31.34 basis points for U.S. $240 at 3-month LIBOR plus 32.5 basis points. There was no gain or loss on the maturity of the swap. On December 29, 2002, ManUSA entered into a one-year agreement with MLI to swap Cdn. $96 at a three-month Banker's Acceptance note plus 32 basis points for U.S. $61 at a three-month LIBOR plus 25 basis points. There was no gain or loss on the maturity of the swap. Effective December 28, 2003, the Company entered into a one-year agreement with MLI to swap Cdn. $96 at a three-month Banker's Acceptance note plus 39 basis points for U.S. $71 at a three-month LIBOR plus 25 basis points. The Company terminated this swap agreement on the same day the loan with MHHL was converted to U.S. dollars.

Pursuant to a promissory note issued by the Company, the Company borrowed $4 from MHHL. The maturity date with respect to any borrowing is 365 days after the date of the advance of a loan. Interest on the loan is calculated at a fluctuating rate equal to a 3-month LIBOR plus 25 basis points and is payable quarterly starting March 28, 2001. The rate was 2.8% at December 31, 2004.

Pursuant to a promissory note dated May 7, 1999, ENNAL Inc., a wholly owned non-life subsidiary of the Company, loaned $83 (Cdn. $125) to MLI. Interest is calculated at a rate of 5.6% per annum and is payable annually on December 15. The principal balance was collected on December 15, 2003, resulting in a foreign exchange gain of $10, which was recorded as a realized investment gain.

As at December 31, 2004, the Company had one (2003 -- two) inter-company loan to MRL with a carrying value of $18 (2003 -- $19). The loan matures on May 11, 2006 and bears interest at a 3-month LIBOR plus 60 basis points. The rate at December 31, 2004 was 3.09%.

The Company has a liquidity pool in which affiliates can invest their excess cash. Terms of operation and participation in the liquidity pool are set out in the Liquidity Pool and Loan Facility Agreement effective May 28, 2004. The maximum aggregate amount that the Company can accept in the liquidity pool is $600. By acting as the group's banker the Company can earn a spread over the amount it pays its affiliates and this aggregation and resulting economies of scale allows the affiliates to improve the investment return on their excess cash. Interest payable on the funds will be reset daily to the one-month U.S. Dollar London Inter-Bank Bid ("LIBID").

The following table exhibits the affiliates and their participation in the Company's liquidity pool:

Affiliate                                         2004     2003
---------                                         ----     ----
Manulife Investment Corporation ("MIC")......     $ 51     $ 34
Manulife Reinsurance Ltd ("MRL").............       65       71
Manulife Reinsurance (Bermuda) Ltd ("MRBL")..       67       50
MRBL Reinsurance Trust.......................      155       58
Manulife Hungary Holdings KFT ("MHHL").......        4       --
                                                  ----     ----
Total........................................     $342     $213
                                                  ====     ====

The amounts are included in due to affiliates.

14. Reinsurance

In the normal course of business, the Company assumes and cedes reinsurance as a party to several reinsurance treaties with major unrelated insurance companies. The Company remains liable for amounts ceded in the event that reinsurers do not meet their obligations.

                THE MANUFACTURERS LIFE INSURANCE COMPANY (U.S.A.)

                           December 31, 2004 and 2003

                                 ($US millions)

14. Reinsurance -- (continued)

Reinsurance premiums were included in premium revenue as follows:

For the Years Ended December 31    2004    2003     2002
-------------------------------   -----   ------   ------
Direct premiums..........         $ 900   $1,011   $1,011
Reinsurance assumed......           335      309      323
Reinsurance ceded........          (292)    (365)    (332)
                                  -----   ------   ------
Total premiums...........         $ 943   $  955   $1,002
                                  =====   ======   ======

Reinsurance recoveries on ceded reinsurance contracts were $281, $309 and $311 during 2004, 2003 and 2002, respectively.

15. Certain Separate Accounts

The Company issues variable annuity contracts through its separate accounts for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contract holder. All contracts contain certain guarantees, which are discussed more fully below. The company also has an immaterial amount of variable life insurance contracts in force, which will not be discussed further.

During 2004 and 2003, there were losses on transfers of assets from the general account to the separate accounts of $1. The assets supporting the variable portion of the variable annuity contracts are carried at fair value and reported as summary total separate account assets with an equivalent summary total reported for liabilities. Amounts assessed against the contractholders for mortality, administrative, and other services are included in revenue and changes in liabilities for minimum guarantees are included in policyholder benefits in the Company's Consolidated Statements of Income. Separate account net investment income, net investment gains and losses, and the related liability changes are offset within the same line items in the Company's Consolidated Statements of Income.

The deposits related to the variable life insurance contracts are invested in separate accounts and the Company guarantees a specified death benefit if certain specified premiums are paid by the policyholder, regardless of separate account performance.

The variable annuity contracts are issued through separate accounts and the Company contractually guarantees to the contract holder either (a) a return of no less than total deposits made to the contract less any partial withdrawals,
(b) total deposits made to the contract less any partial withdrawals plus a minimum return, or (c) the highest contract value on a specified anniversary date minus any withdrawals following the contract anniversary. Business issued after December 31, 2002 has a proportional partial withdrawal benefit instead of a dollar-for-dollar relationship.

Variable annuity policyholders can also elect guarantees that provide either a minimum benefit payable in the event of death or annuitization or a minimum partial withdrawal amount during the accumulation period.

Reinsurance has been utilized to mitigate risk related to guaranteed minimum death benefits and guaranteed minimum income benefits.

                THE MANUFACTURERS LIFE INSURANCE COMPANY (U.S.A.)

                           December 31, 2004 and 2003

                                 ($US millions)

15. Certain Separate Accounts -- (continued)

At December 31, 2004 and December 31, 2003, the Company had the following variable contracts with guarantees:

As at December 31                                      2004       2003
-----------------                                     -------   -------
Return of net deposits
 Account value.................................       $ 4,093   $ 2,004
 Net amount at risk -- gross...................       $    11   $    15
 Net amount at risk -- net.....................       $     2   $    10
Return of net deposits plus a minimum return
 Account value.................................       $   896   $   838
 Net amount at risk -- gross...................       $   178   $   201
 Net amount at risk -- net.....................       $     1   $     1
 Guaranteed minimum return rate................             5%        5%
Highest anniversary account value minus
withdrawals post-anniversary
 Account value.................................       $22,637   $18,690
 Net amount at risk -- gross...................       $ 2,275   $ 3,039
 Net amount at risk -- net.....................       $    90   $   262
Guaranteed Minimum Income Benefit
 Account value.................................       $11,420   $ 9,252
 Net amount at risk -- gross...................       $ 1,277   $ 1,348
 Net amount at risk -- net.....................       $    21   $    18
Guaranteed Minimum Withdrawal Benefit
 Account value.................................       $ 3,187   $     9
 Net amount at risk -- gross...................            --        --
 Net amount at risk -- net.....................            --        --

(Note that the Company's variable annuity contracts with guarantees may offer more than one type of guarantee in each contract; therefore, the amounts listed are not mutually exclusive.) For guarantees of amounts in the event of death, the net amount at risk is defined as the current guaranteed minimum death benefit in excess of the current account balance at the consolidated balance sheet date. For guarantees of amounts at annuitization, the net amount at risk is defined as the excess of the current annuitization income base over the current account value. For guarantees of partial withdrawal amounts, the net amount at risk is defined as the current guaranteed withdrawal amount minus the current account value. The table above shows the net amount at risk both gross and net of reinsurance.

For purposes of modeling risk, account balances of variable contracts with guarantees have been allocated to Separate Account mutual funds with the following characteristics (in units of $1 billion), as of December 31, 2004 and December 31, 2003, respectively:

                                                                    December 31,   December 31,
Asset Class           Index                                            2004           2003
-----------           -----                                         ------------   ------------
Large Cap Equity      S&P 500                                           9.65          7.22
High Quality Bond     Ibbottson US Intermediate Term Gov't Bond         1.93          4.62
High Yield Bond       Ibbottson Domestic High Yield Bond                0.72          0.66
Balanced              60% Large Cap Equity, 40% High Quality Bond       8.58          4.44
Small Cap Equity      Ibbottson US Small Cap Stock                      4.02          3.50
International Equity  MSCI EAFE                                         1.18          0.85
Global Equity         MSCI World                                        0.38          0.35
Real Estate           NAREIT                                            0.35          0.24

                THE MANUFACTURERS LIFE INSURANCE COMPANY (U.S.A.)

                           December 31, 2004 and 2003

                                 ($US millions)

15. Certain Separate Accounts -- (continued)

The reserves roll forward for the separate accounts as at December 31, 2004 is shown below (in units of millions):

                                                                       Guaranteed
                                        Guaranteed      Guaranteed      Minimum
                                          Minimum        Minimum       Withdrawal
                                       Death Benefit  Income Benefit    Benefit
                                          (GMDB)          (GMIB)         (GMWB)       Totals
                                       -------------  --------------   ------------   ------
Balance at January 1, 2004..........       $ 66            $136             --         $202
Incurred Guarantee Benefits.........        (42)             --             --          (42)
Other Reserve Changes...............         48             (15)          $(24)           9
                                           ----            ----           ----         ----
Balance at December 31, 2004........         72             121            (24)         169
Reinsurance Recoverable.............         32             194             --          226
                                           ----            ----           ----         ----
Net Balance at December 31, 2004....       $ 40            $(73)          $(24)        $(57)
                                           ====            ====           ====         ====

The gross reserve for both GMDB and GMIB are determined using SOP 03-1 whereas the gross reserve for GMWB is determined according to SFAS 133. The Company regularly evaluates estimates used and adjusts the additional liability balance, with a related charge or credit to benefit expense, if actual experience or other evidence suggests that earlier assumptions should be revised. The following assumptions and methodology were used to determine the above amounts:

  - Data used included 1,000 stochastically generated investment performance scenarios. For SFAS 133 purposes, risk neutral scenarios have been used.

  - Mean return and volatility assumptions have been determined for each of the asset classes noted above.

  -   Annuity mortality was assumed to be 90% of the Annuity 2000 table.

  - Annuity lapse rates vary by contract type and duration and range from 1 percent to 45 percent.

  -   Partial withdrawal rates are approximately 4% per year.

  - The discount rate is 7.0% in the SOP 03-1 calculations and 4.8% for SFAS 133 calculations.

16. Contingencies and Commitments

The Company and its subsidiaries are subject to legal actions arising in the ordinary course of business. These legal actions are not expected to have a material adverse effect on the consolidated financial position of the Company.

On December 31, 2004, the Company had outstanding commitments involving three mortgage applications in the United States for a total $28 to be disbursed in 2005.

During 2001, the Company entered into an office ground lease agreement, which expires on September 20, 2096. The terms of the lease agreement provide for adjustments in future periods. The minimum aggregate rental commitments on the ground lease together with other rental office space commitments for the next five years are as follows: $11 for 2005, and $11 for 2006 and thereafter. There were no other material operating leases in existence at the end of 2004.

17. Subsequent Events

On September 14, 2004, the Board of Directors of the Company resolved to discontinue its branch operations in Taiwan and proceed with negotiations to sell the in-force business of its Taiwan branch to an affiliate, Manulife (International) Limited, a life insurance company incorporated in Bermuda. The sale was completed on January 1, 2005 and resulted in assets of $234 and liabilities of $185 being transferred to MLI for a cash consideration of $24.

AUDITED FINANCIAL STATEMENTS

The Manufacturers Life Insurance Company (U.S.A.) Separate Account H (formerly the Manufacturers Life Insurance Company of North America Separate Account A) Years ended December 31, 2004 and 2003

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account H (formerly the Manufacturers Life Insurance Company of North America Separate
                                   Account A)

                          Audited Financial Statements

                     Years ended December 31, 2004 and 2003

                                    CONTENTS

Report of Independent Auditors............................................    1

Audited Financial Statements

Statement of Assets and Contract Owners' Equity...........................    4
Statements of Operations and Changes in Contract Owners' Equity...........    9
Notes to Financial Statements.............................................   94

                      r ERNST & YOUNG LLP              r PHONE:  (860) 247-3100
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                        225 ASYLUM STREET
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                         Report of Independent Auditors

To the Contract Owners of
The Manufacturers Life Insurance Company (U.S.A.)
   Separate Account H

We have audited the accompanying statement of assets and contract owners' equity of The Manufacturers Life Insurance Company (U.S.A.) Separate Account H (the Account, comprising, respectively, the Strategic Opportunities -- Class A, Strategic Opportunities -- Class B, Investment Quality Bond -- Class A, Investment Quality Bond -- Class B, Growth & Income -- Class A, Growth & Income -- Class B, Blue Chip Growth -- Class A, Blue Chip Growth -- Class B, Money Market -- Class A, Money Market -- Class B, Global Equity -- Class A, Global Equity -- Class B, Global Bond -- Class A, Global Bond -- Class B, U.S. Government Securities -- Class A, U.S. Government Securities -- Class B, Diversified Bond -- Class A, Diversified Bond -- Class B, Income & Value -- Class A, Income & Value -- Class B, Large Cap Growth -- Class A, Large Cap Growth -- Class B, Equity-Income -- Class A, Equity-Income -- Class B, Strategic Bond -- Class A, Strategic Bond -- Class B, Overseas -- Class A, Overseas -- Class B, All Cap Core -- Class A, All Cap Core -- Class B, All Cap Growth -- Class A, All Cap Growth -- Class B, International Small Cap -- Class A, International Small Cap -- Class B, Pacific Rim Emerging Markets -- Class A, Pacific Rim Emerging Markets -- Class B, Science & Technology -- Class A, Science & Technology -- Class B, Emerging Small Company -- Class A, Emerging Small Company -- Class B, Aggressive Growth -- Class A, Aggressive Growth -- Class B, International Stock -- Class A, International Stock -- Class B, US Large Cap Value -- Class A, US Large Cap Value -- Class B, Value -- Class A, Value -- Class B, Real Estate Securities -- Class A, Real Estate Securities -- Class B, Income & Value -- Class A, Income & Value -- Class B, High Yield -- Class A, High Yield -- Class B, Lifestyle Aggressive 1000 -- Class A, Lifestyle Aggressive 1000 -- Class B, Lifestyle Growth 820 -- Class A, Lifestyle Growth 820 -- Class B, Lifestyle Balanced 640 -- Class A, Lifestyle Balanced 640 -- Class B, Lifestyle Moderate 460 -- Class A, Lifestyle Moderate 460 -- Class B, Lifestyle Conservative 280 -- Class A, Lifestyle Conservative 280 -- Class B, Small Company Value -- Class A, Small Company Value -- Class B, International Value -- Class A, International Value -- Class B, Small Company Blend -- Class A, Small Company Blend -- Class B, Total Return -- Class A, Total Return -- Class B, U.S. Large Cap -- Class A, U.S. Large Cap -- Class B, Mid Cap Stock -- Class A, Mid Cap Stock -- Class B, Global Allocation -- Class A, Global Allocation -- Class B, Dynamic Growth -- Class A, Dynamic Growth -- Class B, Internet Technologies -- Class A, Internet Technologies -- Class B, SSGA International Equity Index -- Class A, SSGA International Equity Index -- Class B, Total Stock Market Index -- Class A, Total Stock Market Index -- Class B, 500 Index -- Class A, 500 Index -- Class B, Mid Cap Index -- Class A, Mid Cap Index -- Class B, Small Cap Index -- Class A, Small Cap Index -- Class B, Capital Appreciation -- Class A, Capital Appreciation -- Class B, Telecommunications -- Class A, Telecommunications -- Class B, Health Sciences -- Class A, Health Sciences -- Class B, Mid Cap Growth -- Class A, Mid Cap Growth -- Class B, Mid Cap Opportunities -- Class A, Mid Cap Opportunities -- Class B, Financial Services -- Class A, Financial Services -- Class B, Quantitative Mid Cap -- Class A, Quantitative Mid Cap -- Class B, Strategic Growth -- Class A, Strategic

                    A Member Practice of Ernst & Young Global
                               r ERNST & YOUNG LLP

Growth -- Class B, All Cap Value -- Class A, All Cap Value -- Class B, Strategic Value -- Class A, Strategic Value -- Class B, Utilities -- Class A, Utilities -- Class B, Mid Cap Value -- Class A, Mid Cap Value -- Class B, Fundamental Value -- Class A, Fundamental Value -- Class B, Emerging Growth -- Class B, Natural Resources -- Class B, Mid Cap Core -- Class B, Quantitative All Cap -- Class B, Large Cap Value -- Class B, Small Cap Opportunities -- Class B, Special Value -- Class B, Real Return Bond -- Class B, Great Companies America -- Class B, American International -- Class B, American Growth -- Class B, American Blue-Chip Income & Growth -- Class B, American Growth-Income -- Class B, Scudder 21st Century Growth -- Class B, Scudder Capital Growth -- Class B, Scudder Global Discovery -- Class B, Scudder Growth & Income -- Class B, Scudder Health Sciences -- Class B, Scudder International -- Class B, Scudder Aggressive Growth -- Class B, Scudder Blue Chip -- Class B, Scudder Contarian Value -- Class B, Scudder Global Blue Chip -- Class B, Scudder Government Securities -- Class B, Scudder Growth -- Class B, Scudder High Income -- Class B, Scudder International Select Equity -- Class B, Scudder Fixed Income -- Class B, Scudder Money Market -- Class B, Scudder Small Cap Growth -- Class B, Scudder Technology Growth -- Class B, Scudder Total Return -- Class B, Scudder Davis Venture Value -- Class B, Scudder Dreman Financial Services -- Class B, Scudder Dreman High Return Equity -- Class B, Scudder Dreman Small Cap Value -- Class B, Scudder Eagle Focused Large Cap Growth -- Class B, Scudder Focus Value & Growth -- Class B, Scudder Index 500 -- Class B, Scudder Invesco Dynamic Growth -- Class B, Scudder Janus Growth & Income -- Class B, Scudder Janus Growth Opportunities -- Class B, Scudder MFS Strategic Value -- Class B, Scudder Oak Strategic Equity -- Class B, Scudder Turner Mid Cap Growth -- Class B, Scudder Real Estate -- Class B, Scudder Strategic Income -- Class B, Alger American Balanced -- Class B, Alger American Leveraged All Cap -- Class B, Credit Suisse Emerging Markets -- Class B, Credit Suisse Global Post Venture Capital -- Class B, Dreyfus Socially Responsible Growth Fund -- Class B, Dreyfus IP Midcap Stock -- Class B, Invesco Utilities -- Class B, Basic Value Focus -- Class A, Small Cap Value Focus -- Class A, Developing Capital Markets Focus -- Class A and Global Allocation -- Class B Sub-Accounts, American Century - Small Company, PIMCO VIT All Asset Portfolio, Core Equity, Classic Value, Quantitative Value, US Global Leaders Growth, Strategic Income, John Hancock VST Int'l Eq Index -- Class A, John Hancock VST Int'l Eq Index -- Class B, Scudder Conservative Income Strategy, Scudder Growth & Income Strategy, Scudder Income & Growth Strategy, Scudder Growth Strategy, Scudder Templeton Foreign Value, Scudder Mercury Large Cap Core, as of December 31, 2004, and the related statements of operations and changes in contract owners' equity for each of the two years in the period then ended. These financial statements are the responsibility of the Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2004, by correspondence with the custodians and/or investment advisors. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

                               r ERNST & YOUNG LLP

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the sub-accounts of The Manufacturers Life Insurance Company (U.S.A.) Separate Account H at December 31, 2004, and the results of their operations and the changes in their contract owners' equity for each of the two years in the period then ended in conformity with accounting principles generally accepted in the United States.

                               ERNST & YOUNG LLP

March XXXX, 2004

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account H (formerly the Manufacturers Life Insurance Company of North America Separate
                                   Account A)

                 Statement of Assets and Contract Owners' Equity

                                December 31, 2004

ASSETS
   Investments at market value:
     Sub-accounts held by Manufacturers Investment Trust:
       Strategic Opportunities Portfolio -- Class A--  36,968,854 shares (cost $491,353,613)          $  404,069,579
       Strategic Opportunities Portfolio -- Class B-- 2,383,745 shares (cost $21,577,994)                 26,006,662
       Investment Quality Bond Portfolio -- Class A-- 16,513,774 shares (cost $197,795,046)              204,935,929
       Investment Quality Bond Portfolio -- Class B-- 4,454,938 shares (cost $54,846,085)                 55,107,583
       Growth & Income Portfolio -- Class A-- 48,374,357 shares (cost $1,305,674,081)                  1,115,996,408
       Growth & Income Portfolio -- Class B-- 4,520,320 shares (cost $86,914,399)                        103,786,549
       Blue Chip Growth Portfolio -- Class A-- 45,074,026 shares (cost $779,698,398)                     759,948,074
       Blue Chip Growth Portfolio -- Class B-- 8,264,509 shares (cost $116,521,850)                      138,678,457
       Money Market Portfolio -- Class A-- 34,396,286 shares (cost $343,962,856)                         343,962,856
       Money Market Portfolio -- Class B-- 16,676,766 shares (cost $166,767,661)                         166,767,661
       Global Equity Portfolio -- Class A-- 19,269,594 shares (cost $262,160,811)                        284,997,296
       Global Equity Portfolio -- Class B-- 1,746,016 shares (cost $20,661,497)                           25,718,815
       Global Bond Portfolio -- Class A-- 8,629,915 shares (cost $118,795,915)                           140,322,423
       Global Bond Portfolio -- Class B-- 6,187,016 shares (cost $90,853,784)                            100,105,921
       U.S. Government Securities Portfolio -- Class A-- 15,997,243 shares (cost $223,185,697)           222,841,593
       U.S. Government Securities Portfolio -- Class B-- 8,716,868 shares (cost $121,010,107)            120,990,121
       Diversified Bond Portfolio -- Class A-- 15,386,211 shares (cost $162,131,160)                     166,171,079
       Diversified Bond Portfolio -- Class B-- 27,714,842 shares (cost $294,151,546)                     298,211,704
       Income & Value Portfolio -- Class A-- 43,171,300 shares (cost $434,127,148)                       474,452,585
       Income & Value Portfolio -- Class B-- 10,635,998 shares (cost $101,995,488)                       116,251,461
       Large Cap Growth Portfolio -- Class A-- 27,986,891 shares (cost $276,671,058)                     281,827,991
       Large Cap Growth Portfolio -- Class B-- 8,597,687 shares (cost $72,329,078)                        86,234,800
       Equity-Income Portfolio -- Class A-- 45,567,915 shares (cost $667,832,886)                        776,477,272
       Equity-Income Portfolio -- Class B-- 14,996,256 shares (cost $206,268,585)                        254,336,496
       Strategic Bond Portfolio -- Class A-- 14,711,363 shares (cost $160,481,720)                       177,271,923
       Strategic Bond Portfolio -- Class B-- 6,237,155 shares (cost $71,410,023)                          74,721,122
       Overseas Portfolio -- Class A-- 16,486,027 shares (cost $137,417,970)                             175,741,049
       Overseas Portfolio -- Class B-- 3,698,888 shares (cost $32,381,271)                                39,282,194
       All Cap Core Portfolio -- Class A-- 11,837,422 shares (cost $167,210,991)                         188,096,633
       All Cap Core Portfolio -- Class B-- 770,462 shares (cost $10,275,777)                              12,196,406
       All Cap Growth Portfolio -- Class A--18,792,954 shares (cost $300,439,908)                        288,471,848
       All Cap Growth Portfolio -- Class B--  2,235,293 shares (cost $29,127,275)                         34,155,285
       International Small Cap Portfolio -- Class A-- 6,923,137 shares (cost $92,975,313)                122,054,896
       International Small Cap Portfolio -- Class B-- 2,184,046 shares (cost $31,811,110)                 38,395,531
       Pacific Rim Emerging Markets Portfolio -- Class A-- 4,752,870 shares (cost $37,004,168)            45,152,268
       Pacific Rim Emerging Markets Portfolio -- Class B-- 2,761,915 shares (cost $23,271,498)            26,155,337
       Science & Technology Portfolio -- Class A-- 27,208,031 shares (cost $348,740,639)                 313,708,595
       Science & Technology Portfolio -- Class B-- 5,494,137 shares (cost $56,048,896)                    63,237,515
       Emerging Small Company Portfolio -- Class A-- 5,281,592 shares (cost $132,178,855)                151,845,762
       Emerging Small Company Portfolio -- Class B-- 2,317,600 shares (cost $54,356,786)                  66,352,895
       Aggressive Growth Portfolio -- Class A-- 11,566,240 shares (cost $145,450,161)                    167,826,137
       Aggressive Growth Portfolio -- Class B-- 2,612,713 shares (cost $30,483,464)                       37,805,951
       International Stock Portfolio -- Class A-- 8,004,132 shares (cost $73,627,027)                     88,925,906
       International Stock Portfolio -- Class B-- 2,622,880 shares (cost $22,168,403)                     29,061,514

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account H (formerly the Manufacturers Life Insurance Company of North America Separate
                                   Account A)

           Statement of Assets and Contract Owners' Equity (continued)

ASSETS (CONTINUED)
       Value Portfolio -- Class A-- 11,005,037 shares (cost $173,527,612)                              $  215,368,579
       Value Portfolio -- Class B-- 2,330,872 shares (cost $37,964,205)                                    45,452,011
       Real Estate Securities Portfolio -- Class A-- 6,484,454 shares (cost $118,861,767)                 173,848,215
       Real Estate Securities Portfolio -- Class B-- 4,616,354 shares (cost $89,694,340)                  123,210,478
       High Yield Portfolio -- Class A-- 17,750,444 shares (cost $167,840,763)                            186,557,167
       High Yield Portfolio -- Class B-- 11,500,426 shares (cost $110,208,605)                            120,179,449
       Lifestyle Aggressive 1000 Portfolio -- Class A-- 13,344,352 shares (cost $140,656,379)             168,005,389
       Lifestyle Aggressive 1000 Portfolio -- Class B-- 19,646,588 shares (cost $198,540,979)             247,350,540
       Lifestyle Growth 820 Portfolio -- 51,077,702 Class A-- shares (cost $599,200,733)                  684,441,205
       Lifestyle Growth 820 Portfolio -- 145,852,515 Class B-- shares (cost $1,679,850,733)             1,952,965,179
       Lifestyle Balanced 640 Portfolio -- 57,303,123 Class A-- shares (cost $678,507,311)                790,210,061
       Lifestyle Balanced 640 Portfolio -- 139,997,816 Class B-- shares (cost $1,682,814,688)           1,929,169,904
       Lifestyle Moderate 460 Portfolio -- Class A-- 19,636,663 shares (cost $235,464,563)                270,985,951
       Lifestyle Moderate 460 Portfolio -- Class B-- 41,078,905 shares (cost $508,467,603)                566,888,895
       Lifestyle Conservative 280 Portfolio -- Class A-- 11,447,455 shares (cost $149,059,930)            162,553,865
       Lifestyle Conservative 280 Portfolio -- Class B-- 17,833,604 shares (cost $237,976,611)            253,058,842
       Small Company Value Portfolio -- Class A-- 13,296,435 shares (cost $203,056,419)                   281,352,571
       Small Company Value Portfolio -- Class B-- 9,008,632 shares (cost $140,978,254)                    189,901,972
       International Value Portfolio -- Class A-- 11,870,136 shares (cost $126,313,505)                   175,678,017
       International Value Portfolio -- Class B-- 10,135,156 shares (cost $108,211,194)                   149,392,204
       Small Company Blend Portfolio -- Class A-- 8,840,957 shares (cost $90,591,389)                     108,036,494
       Small Company Blend Portfolio -- Class B-- 5,567,879 shares (cost $55,483,973)                      67,816,765
       Total Return Portfolio -- Class A-- 28,294,236 shares (cost $393,102,633)                          400,929,322
       Total Return Portfolio -- Class B-- 19,025,203 shares (cost $268,556,334)                          268,445,615
       U.S. Large Cap Portfolio -- Class B-- 27,477,357 shares (cost $332,680,429)                        384,683,004
       U.S. Large Cap Portfolio -- Class B-- 9,171,579 shares (cost $99,893,457)                          127,668,373
       Mid Cap Stock Portfolio -- Class A-- 12,308,439 shares (cost $131,797,287)                         173,918,238
       Mid Cap Stock Portfolio -- Class B-- 7,900,135 shares (cost $87,660,368)                           111,075,900
       Global Allocation Portfolio -- Class A-- 5,630,165 shares (cost $53,167,238)                        60,918,382
       Global Allocation Portfolio -- Class B-- 4,378,537 shares (cost $41,483,777)                        47,200,628
       Dynamic Growth Portfolio -- Class A-- 20,531,955 shares (cost $76,925,570)                          99,374,662
       Dynamic Growth Portfolio -- Class B-- 7,731,572 shares (cost $29,002,046)                           37,343,494
       Total Stock Market Index Portfolio -- Class A-- 3,293,293 shares (cost $30,087,023)                 36,423,823
       Total Stock Market Index Portfolio -- Class B-- 2,760,284 shares (cost $25,246,725)                 30,418,333
       500 Index Portfolio -- Class A-- 18,010,592 shares (cost $154,047,252)                             189,471,430
       500 Index Portfolio -- Class B-- 12,141,246 shares (cost $103,593,843)                             126,997,429
       Mid Cap Index Portfolio -- Class A-- 4,062,891 shares (cost $52,580,981)                            68,175,315
       Mid Cap Index Portfolio -- Class B-- 3,164,021 shares (cost $41,522,466)                            52,902,429
       Small Cap Index Portfolio -- Class A-- 3,334,106 shares (cost $39,624,242)                          49,911,559
       Small Cap Index Portfolio -- Class B-- 3,191,123 shares (cost $37,358,010)                          47,579,642
       Capital Appreciation Portfolio -- Class A-- 4,620,216 shares (cost $34,907,970)                     40,611,702
       Capital Appreciation Portfolio -- Class B-- 4,342,022 shares (cost $30,308,118)                     38,036,117
       Health Sciences Portfolio -- Class A-- 5,192,632 shares (cost $65,787,836)                          80,174,244
       Health Sciences Portfolio -- Class B-- 4,603,454 shares (cost $58,335,543)                          70,755,091
       Financial Services Portfolio -- Class A-- 2,866,669 shares (cost $32,404,787)                       40,133,368
       Financial Services Portfolio -- Class B-- 2,800,606 shares (cost $31,176,562)                       39,012,448
       Quantitative Mid Cap Portfolio -- Class A-- 1,048,190 shares (cost $11,363,229)                     13,542,613
       Quantitative Mid Cap Portfolio -- Class B-- 856,840 shares (cost $8,973,389)                        11,010,392
       Strategic Growth Portfolio -- Class A-- 4,408,663 shares (cost $40,868,538)                         47,260,869

       Strategic Growth Portfolio -- Class B-- 3,255,459 shares (cost $28,810,448)                         34,735,748
       All Cap Value Portfolio -- Class A-- 4,671,527 shares (cost $54,456,814)                            67,923,997
       All Cap Value Portfolio -- Class B-- 4,163,054 shares (cost $49,516,689)                            60,281,019
       Strategic Value Portfolio -- Class A-- 2,954,053 shares (cost $28,549,013)                          34,828,290
       Strategic Value Portfolio -- Class B-- 2,166,676 shares (cost $20,223,526)                          25,436,771
       Utilities Portfolio -- Class A-- 3,319,432 shares (cost $30,108,774)                                40,098,735
       Utilities Portfolio -- Class B-- 2,886,618 shares (cost $26,482,246)                                34,697,150
       Mid Cap Value Portfolio -- Class A-- 13,141,810 shares (cost $177,436,058)                         238,392,438
       Mid Cap Value Portfolio -- Class B-- 12,166,350 shares (cost $160,811,258)                         219,967,602
       Fundamental Value Portfolio -- Class A-- 12,803,464 shares (cost $145,334,223)                     181,040,982
       Fundamental Value Portfolio -- Class B-- 12,537,327 shares (cost $142,322,676)                     176,400,187
       Emerging Growth Portfolio -- Class B-- 490,034 shares (cost $7,539,687)                              8,036,550
       Natural Resources Portfolio -- Class B-- 3,843,671 shares (cost $71,291,064)                        84,137,965
       Mid Cap Core Portfolio -- Class B-- 2,102,256 shares (cost $32,574,746)                             36,390,057
       Quantitative All Cap Portfolio -- Class B-- 129,390 shares (cost $1,976,324)                         2,151,762
       Large Cap Value Portfolio -- Class B-- 1,879,805 shares (cost $31,863,569)                          35,227,543
       Small Cap Opportunities Portfolio -- Class B-- 1,441,504 shares (cost $27,188,639)                  31,064,407
       Special Value Portfolio -- Class B -- 378,476 shares (cost $6,358,897)                               7,047,216
       Real Return Bond Portfolio -- Class B-- 9,017,834 shares (cost $119,444,924)                       125,798,788
       Great Companies America Portfolio -- Class B-- 20,509 shares (cost $284,959)                           292,248
       American International Portfolio  -- Class B-- 14,730,901 shares (cost $249,196,579)               284,895,624
       American Growth Portfolio -- Class B -- 38,145,736 shares (cost $580,169,355)                      657,632,492
       American Blue-Chip Income & Growth Portfolio -- Class B-- 9,658,567 shares (cost $144,647,857)     162,746,851
       American Growth-Income Portfolio -- Class B-- 30,557,242 shares (cost $468,985,066)                518,556,403
       American Century - Small Company-- 446,280 shares (cost $6,343,525)                                  6,787,917
       PIMCO VIT All Asset Portfolio-- 1,375,093 shares (cost $15,679,908)                                 15,951,082
       Core Equity -- 1,922,620 shares (cost $24,337,881)                                                  27,320,430
       Classic Value -- 546,845 shares (cost $7,015,834)                                                    7,562,872
       Quantitative Value -- 34,331 shares (cost $459,515)                                                    503,290
       US Global Leaders Growth-- 260,348 shares (cost $3,260,776)                                          3,426,175
       Strategic Income -- 517,088 shares (cost $6,803,855)                                                 6,934,148
       John Hancock VST Int'l Eq Index  -- Class A-- 1,420,523 shares (cost $20,119,338)                   23,197,136
       John Hancock VST Int'l Eq Index  -- Class B-- 1,425,203 shares (cost $20,169,473)                   23,245,061

     Sub-accounts held by Scudder Variable Series Trust:
       Scudder 21st Century Growth Portfolio -- Class B-- 1,278,840 shares (cost $5,937,325)                6,675,546
       Scudder Capital Growth Portfolio -- Class B-- 1,188,829 shares (cost $16,215,620)                   18,533,852
       Scudder Global Discovery Portfolio -- Class B-- 1,103,037 shares (cost $10,555,657)                 13,920,331
       Scudder Growth & Income Portfolio -- Class B-- 1,798,116 shares (cost $14,842,805)                  16,632,572
       Scudder Health Sciences Portfolio -- Class B-- 1,221,003 shares (cost $12,608,326)                  14,542,149
       Scudder International Portfolio -- Class B-- 2,796,698 shares (cost $21,965,682)                    26,512,699
       Scudder Aggressive Growth Portfolio -- Class B-- 409,086 shares (cost $3,653,588)                    3,992,682
       Scudder Blue Chip Portfolio -- Class B-- 1,900,097 shares (cost $21,262,038)                        25,841,316
       Scudder Contarian Value Portfolio -- Class B-- 1,818,357 shares (cost $25,207,265)                  28,675,491

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account H (formerly the Manufacturers Life Insurance Company of North America Separate
                                   Account A)

           Statement of Assets and Contract Owners' Equity (continued)

ASSETS (CONTINUED)

       Scudder Global Blue Chip Portfolio -- Class B-- 671,286 shares (cost $6,239,738)                  $   7,907,748
       Scudder Government Securities Portfolio -- Class B-- 3,234,097 shares (cost $40,061,049)             40,458,550
       Scudder Growth Portfolio -- Class B-- 618,130 shares (cost $10,981,144)                              11,936,090
       Scudder High Income Portfolio -- Class B-- 4,936,182 shares (cost $39,280,958)                       43,290,320
       Scudder International Select Equity Portfolio -- Class B-- 2,418,687 shares (cost $22,472,812)       28,733,996
       Scudder Fixed Income Portfolio -- Class B-- 5,613,463 shares (cost $66,953,996)                      67,586,089
       Scudder Money Market Portfolio -- Class B-- 30,023,641 shares (cost $30,041,701)                     30,041,701
       Scudder Small Cap Growth Portfolio -- Class B-- 1,713,311 shares (cost $18,371,294)                  21,382,124
       Scudder Technology Growth Portfolio -- Class B-- 1,349,787 shares (cost $10,797,373)                 12,053,602
       Scudder Total Return Portfolio -- Class B-- 1,039,316 shares (cost $21,044,474)                      23,218,323
       Scudder Davis Venture Value Portfolio -- Class B-- 3,891,943 shares (cost $37,211,702)               44,601,666
       Scudder Dreman Financial Services Portfolio -- Class B-- 907,837 shares (cost $10,430,508)           12,319,354
       Scudder Dreman High Return Equity Portfolio -- Class B-- 7,527,893 shares (cost $75,940,376)         95,077,283
       Scudder Dreman Small Cap Value Portfolio -- Class B-- 2,595,140 shares (cost $38,029,169)            51,954,709
       Scudder Eagle Focused Large Cap Growth Portfolio -- Class B-- 2,769,440 shares (cost $22,518,068)    24,149,520
       Scudder Focus Value & Growth Portfolio -- Class B-- 649,263 shares (cost $7,387,470)                  9,070,209
       Scudder Index 500 Portfolio -- Class B-- 5,338,793 shares (cost $42,727,703)                         48,529,624
       Scudder Invesco Dynamic Growth Portfolio -- Class B-- 615,474 shares (cost $4,560,291)                5,631,585
       Scudder Janus Growth & Income Portfolio -- Class B-- 2,159,775 shares (cost $17,933,735)             21,208,994
       Scudder Janus Growth Opportunities Portfolio -- Class B-- 937,647 shares (cost $5,970,664)            7,238,631
       Scudder MFS Strategic Value Portfolio -- Class B-- 2,128,580 shares (cost $21,332,546)               25,500,394
       Scudder Oak Strategic Equity Portfolio -- Class B-- 2,363,640 shares (cost $15,177,909)              16,285,480
       Scudder Turner Mid Cap Growth Portfolio -- Class B-- 1,832,441 shares (cost $14,798,343)             17,921,276
       Scudder Real Estate Portfolio -- Class B-- 1,116,867 shares (cost $14,182,714)                       18,216,106
       Scudder Strategic Income Portfolio -- Class B-- 1,089,514 shares (cost $12,534,066)                  13,270,281
       Scudder Conservative Income Strategy -- Class B-- 53,531 shares (cost $552,002)                         561,541
       Scudder Growth & Income Strategy -- Class B-- 2,020,236 shares (cost $21,103,174)                    21,899,357
       Scudder Income & Growth Strategy -- Class B-- 706,804 shares (cost $7,333,787)                        7,534,533
       Scudder Growth Strategy -- Class B-- 2,945,240 shares (cost $31,018,074)                             32,486,002
       Scudder Templeton Foreign Value -- Class B-- 10,185 shares (cost $104,140)                              107,556
       Scudder Mercury Large Cap Core -- Class B-- 44,251 shares (cost $446,868)                               459,773

     Sub-accounts held by Alger American Fund:
       Alger American Balanced Portfolio -- Class B-- 2,407,214 shares (cost $30,931,233)                   33,002,902
       Alger American Leveraged All Cap Portfolio -- Class B-- 299,641 shares (cost $8,083,086)              9,040,162

     Sub-accounts held by Credit Suisse Trust:
       Credit Suisse Emerging Markets Portfolio -- Class B-- 788,383 shares (cost $7,739,317)               10,438,194
       Credit Suisse Global Post Venture Capital Portfolio -- Class B-- 198,572 shares (cost
         $1,808,239)                                                                                         2,214,083

       Sub-accounts held by Dreyfus Service Corporation:
       Dreyfus Socially Responsible Growth Fund Portfolio -- Class B-- 88,185 shares (cost $1,894,129)       2,209,912
       Dreyfus IP Midcap Stock Portfolio -- Class B-- 2,144,813 shares (cost $31,175,233)                   37,684,362

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account H (formerly the Manufacturers Life Insurance Company of North America Separate
                                   Account A)

           Statement of Assets and Contract Owners' Equity (continued)

ASSETS (CONTINUED)
     Sub-accounts held by Invesco VIF Funds:
       Invesco Utilities Portfolio -- Class B-- 295,201 shares (cost $3,635,243)                         $     4,608,091

     Sub-accounts held by Merrill Lynch Variable Series Funds, Inc.:
       Basic Value Focus Portfolio -- Class A-- 2,355,037 shares (cost $31,907,679)                           36,879,884
       Small Cap Value Focus Portfolio -- Class A-- 703,065 shares (cost $16,150,663)                         18,357,031
       Global Allocation Portfolio -- Class B-- 136,940 shares (cost $1,485,707)                               1,718,595
                                                                                                         ---------------

Total assets                                                                                             $24,619,877,464
                                                                                                         ===============

CONTRACT OWNERS' EQUITY
Variable annuity contracts                                                                               $24,606,517,736
Annuity Reserves                                                                                              13,359,728
                                                                                                         ---------------

Total contract owners' equity                                                                            $24,619,877,464
                                                                                                         ===============

See accompanying notes.

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account H (formerly the Manufacturers Life Insurance Company of North America Separate
                                   Account A)

         Statements of Operations and Changes in Contract Owners' Equity

                                                                       SUB-ACCOUNT
                                              -----------------------------------------------------------------
                                               STRATEGIC OPPORTUNITIES -- A       STRATEGIC OPPORTUNITIES -- B
                                              -----------------------------------------------------------------
                                                  YEAR ENDED DECEMBER 31             YEAR ENDED DECEMBER 31
                                                  2004              2003             2004             2003
                                              --------------   --------------   -------------    --------------
Income:
   Dividends                                  $     385,027    $           0    $       6,160    $           0

Expenses:
   Mortality and expense risk
       and administrative charges                 5,930,837        6,062,518          395,094          238,591
                                              -------------    -------------    -------------    -------------

Net investment income (loss)                     (5,545,810)      (6,062,518)        (388,934)        (238,591)

Net realized gain (loss)                        (67,871,889)    (123,506,092)         995,567          207,502
Unrealized appreciation (depreciation)
    during the period                           113,447,129      219,960,520        1,814,759        3,390,288
                                              -------------    -------------    -------------    -------------

Net increase (decrease) in
    contract owners' equity from operations      40,029,430       90,391,910        2,421,392        3,359,199

Changes from principal transactions:
       Purchase payments                          3,759,093        4,268,630        4,407,684        5,907,316
       Transfers between sub-accounts
           and the Company                      (34,601,859)     (35,416,084)      (1,709,392)       3,896,797
       Withdrawals                              (46,184,297)     (45,665,637)        (704,607)        (469,966)
       Annual contract fee                         (587,249)        (653,357)         (79,463)         (46,564)
                                              -------------    -------------    -------------    -------------

Net increase (decrease) in contract owners'
    equity from principal transactions          (77,614,312)     (77,466,448)       1,914,222        9,287,583
                                              -------------    -------------    -------------    -------------

Total increase (decrease) in
    contract owners' equity                     (37,584,882)      12,925,462        4,335,614       12,646,782

Contract owners' equity at
    beginning of period                         441,654,461      428,728,999       21,671,048        9,024,266
                                              -------------    -------------    -------------    -------------

Contract owners' equity at
    end of period                             $ 404,069,579    $ 441,654,461    $  26,006,662    $  21,671,048
                                              =============    =============    =============    =============

See accompanying notes.

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account H (formerly the Manufacturers Life Insurance Company of North America Separate
                                   Account A)

   Statements of Operations and Changes in Contract Owners' Equity (continued)

                                                                        SUB-ACCOUNT
                                              -----------------------------------------------------------------
                                               INVESTMENT QUALITY BOND -- A       INVESTMENT QUALITY BOND -- B
                                              -------------------------------   -------------------------------
                                                  YEAR ENDED DECEMBER 31             YEAR ENDED DECEMBER 31
                                                   2004             2003            2004              2003
                                              --------------   --------------   -------------    --------------
Income:
   Dividends                                  $  14,203,750    $  15,699,072    $   3,324,035    $   2,122,636

Expenses:
   Mortality and expense risk
       and administrative charges                 3,389,219        4,389,100          919,319          760,432
                                              -------------    -------------    -------------    -------------

Net investment income (loss)                     10,814,531       11,309,972        2,404,716        1,362,204

Net realized gain (loss)                          3,267,002        6,042,128          (25,277)         708,665
Unrealized appreciation (depreciation)
    during the period                            (7,199,141)      (1,026,316)        (834,892)         195,018
                                              -------------    -------------    -------------    -------------

Net increase (decrease) in
    contract owners' equity from operations       6,882,392       16,325,784        1,544,547        2,265,887

Changes from principal transactions:
       Purchase payments                          1,322,384        3,425,598        7,893,396       21,365,837
       Transfers between sub-accounts
           and the Company                      (28,210,968)     (45,533,353)      (5,029,142)       7,731,528
       Withdrawals                              (28,239,554)     (34,716,282)      (3,592,195)      (2,936,150)
       Annual contract fee                         (287,196)        (372,919)        (162,756)         (96,940)
                                              -------------    -------------    -------------    -------------

Net increase (decrease) in contract owners'
    equity from principal transactions          (55,415,334)     (77,196,956)        (890,697)      26,064,275
                                              -------------    -------------    -------------    -------------

Total increase (decrease) in
    contract owners' equity                     (48,532,942)     (60,871,172)         653,850       28,330,162

Contract owners' equity at
    beginning of period                         253,468,871      314,340,043       54,453,733       26,123,571
                                              -------------    -------------    -------------    -------------

Contract owners' equity at
    end of period                             $ 204,935,929    $ 253,468,871    $  55,107,583    $  54,453,733
                                              =============    =============    =============    =============

See accompanying notes.

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account H (formerly the Manufacturers Life Insurance Company of North America Separate
                                   Account A)

   Statements of Operations and Changes in Contract Owners' Equity (continued)

                                                                         SUB-ACCOUNT
                                             ------------------------------------------------------------------
                                                   GROWTH & INCOME -- A              GROWTH & INCOME -- B
                                             --------------------------------   -------------------------------
                                                  YEAR ENDED DECEMBER 31            YEAR ENDED DECEMBER 31
                                                  2004              2003            2004              2003
                                             ---------------  ---------------   -------------    --------------
Income:
   Dividends                                 $   10,287,831   $   11,897,925    $     756,191    $     509,324

Expenses:
   Mortality and expense risk
       and administrative charges                17,096,488       17,260,867        1,583,694          951,229
                                             --------------   --------------    -------------    -------------

Net investment income (loss)                     (6,808,657)      (5,362,942)        (827,503)        (441,905)

Net realized gain (loss)                        (64,916,219)    (107,135,878)       2,138,688          506,895
Unrealized appreciation (depreciation)
    during the period                           126,625,717      374,462,432        3,368,392       14,353,153
                                             --------------   --------------    -------------    -------------

Net increase (decrease) in
    contract owners' equity from operations      54,900,841      261,963,612        4,679,577       14,418,143

Changes from principal transactions:
       Purchase payments                          7,527,989        8,595,508       15,065,203       27,187,801
       Transfers between sub-accounts
           and the Company                      (81,955,457)    (105,569,218)         (82,798)      16,261,875
       Withdrawals                             (135,961,169)     (81,786,761)      (3,290,679)      (2,065,549)
       Annual contract fee                       (1,518,783)      (1,647,931)        (303,734)        (149,202)
                                             --------------   --------------    -------------    -------------

Net increase (decrease) in contract owners'
    equity from principal transactions         (211,907,420)    (180,408,402)      11,387,992       41,234,925
                                             --------------   --------------    -------------    -------------

Total increase (decrease) in
    contract owners' equity                    (157,006,579)      81,555,210       16,067,569       55,653,068

Contract owners' equity at
    beginning of period                       1,273,002,987    1,191,447,777       87,718,980       32,065,912
                                             --------------   --------------    -------------    -------------

Contract owners' equity at
    end of period                            $1,115,996,408   $1,273,002,987    $ 103,786,549    $  87,718,980
                                             ==============   ==============    =============    =============

See accompanying notes.

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account H (formerly the Manufacturers Life Insurance Company of North America Separate
                                   Account A)

   Statements of Operations and Changes in Contract Owners' Equity (continued)

                                                                         SUB-ACCOUNT
                                              -----------------------------------------------------------------
                                                   BLUE CHIP GROWTH -- A            BLUE CHIP GROWTH -- B
                                              -------------------------------   -------------------------------
                                                  YEAR ENDED DECEMBER 31            YEAR ENDED DECEMBER 31
                                                   2004             2003            2004              2003
                                              --------------   --------------   -------------    --------------
Income:
   Dividends                                  $     903,597    $     341,917    $      80,723    $      79,532

Expenses:
   Mortality and expense risk
       and administrative charges                11,458,928       11,307,341        1,860,592        1,034,105
                                              -------------    -------------    -------------    -------------

Net investment income (loss)                    (10,555,331)     (10,965,424)      (1,779,869)        (954,573)

Net realized gain (loss)                        (40,798,780)     (91,961,474)       3,392,402        1,367,575
Unrealized appreciation (depreciation)
    during the period                           104,722,627      288,969,551        7,205,987       15,851,267
                                              -------------    -------------    -------------    -------------

Net increase (decrease) in
    contract owners' equity from operations      53,368,516      186,042,653        8,818,520       16,264,269

Changes from principal transactions:
       Purchase payments                          6,999,845        7,819,541       47,568,554       30,645,843
       Transfers between sub-accounts
           and the Company                      (61,745,326)     (29,855,194)      (6,227,869)      13,703,680
       Withdrawals                              (79,051,724)     (70,296,211)      (4,316,926)      (1,726,037)
       Annual contract fee                       (1,313,586)      (1,407,425)        (331,864)        (180,110)
                                              -------------    -------------    -------------    -------------

Net increase (decrease) in contract owners'
    equity from principal transactions         (135,110,791)     (93,739,289)      36,691,895       42,443,376
                                              -------------    -------------    -------------    -------------
Total increase (decrease) in
    contract owners' equity                     (81,742,275)      92,303,364       45,510,415       58,707,645

Contract owners' equity at
    beginning of period                         841,690,349      749,386,985       93,168,042       34,460,397
                                              -------------    -------------    -------------    -------------
Contract owners' equity at
    end of period                             $ 759,948,074    $ 841,690,349    $ 138,678,457    $  93,168,042
                                              =============    =============    =============    =============

See accompanying notes.

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account H (formerly the Manufacturers Life Insurance Company of North America Separate
                                   Account A)

   Statements of Operations and Changes in Contract Owners' Equity (continued)

                                                                        SUB-ACCOUNT
                                              -----------------------------------------------------------------
                                                    MONEY MARKET -- A                MONEY MARKET -- B
                                              -------------------------------   -------------------------------
                                                   YEAR ENDED DECEMBER 31           YEAR ENDED DECEMBER 31
                                                  2004              2003            2004            2003
                                              --------------   --------------   -------------    --------------
Income:
   Dividends                                  $   3,492,056    $   4,236,534    $   1,192,077    $     744,592

Expenses:
   Mortality and expense risk
       and administrative charges                 6,709,466       10,659,540        3,171,594        3,191,424
                                              -------------    -------------    -------------    -------------

Net investment income (loss)                     (3,217,410)      (6,423,006)      (1,979,517)      (2,446,832)

Net realized gain (loss)                             59,590           19,981           40,205           11,375
Unrealized appreciation (depreciation)
    during the period                                     0                0                0                0
                                              -------------    -------------    -------------    -------------
Net increase (decrease) in
    contract owners' equity from operations      (3,157,820)      (6,403,025)      (1,939,312)      (2,435,457)

Changes from principal transactions:
       Purchase payments                         13,963,157       17,440,026      141,315,136      247,458,630
       Transfers between sub-accounts
           and the Company                      (30,711,834)    (165,854,165)     (82,681,859)    (196,288,631)
       Withdrawals                             (110,590,681)    (231,367,946)     (53,622,174)     (71,379,464)
       Annual contract fee                         (834,927)      (1,234,139)        (487,381)        (361,209)
                                              -------------    -------------    -------------    -------------

Net increase (decrease) in contract owners'
    equity from principal transactions         (128,174,285)    (381,016,224)       4,523,722      (20,570,674)
                                              -------------    -------------    -------------    -------------

Total increase (decrease) in
    contract owners' equity                    (131,332,105)    (387,419,249)       2,584,410      (23,006,131)

Contract owners' equity at
    beginning of period                         475,294,961      862,714,210      164,183,251      187,189,382
                                              -------------    -------------    -------------    -------------

Contract owners' equity at
    end of period                             $ 343,962,856    $ 475,294,961    $ 166,767,661    $ 164,183,251
                                              =============    =============    =============    =============

See accompanying notes.

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account H (formerly the Manufacturers Life Insurance Company of North America Separate
                                   Account A)

   Statements of Operations and Changes in Contract Owners' Equity (continued)

                                                                         SUB-ACCOUNT
                                              -----------------------------------------------------------------
                                                   GLOBAL EQUITY -- A                GLOBAL EQUITY -- B
                                              -------------------------------   -------------------------------
                                                  YEAR ENDED DECEMBER 31            YEAR ENDED DECEMBER 31
                                                  2004             2003              2004             2003
                                              --------------   --------------   -------------    -------------
Income:
   Dividends                                  $   5,003,489    $   2,684,715    $     330,060    $     125,387

Expenses:
   Mortality and expense risk
       and administrative charges                 4,086,537        4,116,442          348,176          232,156
                                              -------------    -------------    -------------    -------------

Net investment income (loss)                        916,952       (1,431,727)         (18,116)        (106,769)

Net realized gain (loss)                         (9,201,297)     (37,376,763)         774,007          547,994
Unrealized appreciation (depreciation)
    during the period                            42,635,201      104,107,019        2,115,672        3,211,205
                                              -------------    -------------    -------------    -------------

Net increase (decrease) in
    contract owners' equity from operations      34,350,856       65,298,529        2,871,563        3,652,430

Changes from principal transactions:
       Purchase payments                          2,219,670        2,411,787        3,694,041        5,853,396
       Transfers between sub-accounts
           and the Company                      (12,594,319)     (27,499,954)       1,197,361        1,198,582
       Withdrawals                              (36,298,600)     (31,826,151)        (565,932)        (330,831)
       Annual contract fee                         (293,967)        (320,083)         (69,658)         (36,777)
                                              -------------    -------------    -------------    -------------

Net increase (decrease) in contract owners'
    equity from principal transactions          (46,967,216)     (57,234,401)       4,255,812        6,684,370
                                              -------------    -------------    -------------    -------------

Total increase (decrease) in
    contract owners' equity                     (12,616,360)       8,064,128        7,127,375       10,336,800

Contract owners' equity at
    beginning of period                         297,613,656      289,549,528       18,591,440        8,254,640
                                              -------------    -------------    -------------    -------------

Contract owners' equity at
    end of period                             $ 284,997,296    $ 297,613,656    $  25,718,815    $  18,591,440
                                              =============    =============    =============    =============

See accompanying notes.

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account H (formerly the Manufacturers Life Insurance Company of North America Separate
                                   Account A)

   Statements of Operations and Changes in Contract Owners' Equity (continued)

                                                                        SUB-ACCOUNT
                                              -----------------------------------------------------------------
                                                     GLOBAL BOND -- A                   GLOBAL BOND -- B
                                              -----------------------------------------------------------------
                                                  YEAR ENDED DECEMBER 31            YEAR ENDED DECEMBER 31
                                                  2004             2003              2004            2003
                                              --------------   --------------   -------------    --------------
Income:
   Dividends                                  $   5,548,225    $   5,455,139    $   2,721,190    $   1,391,579

Expenses:
   Mortality and expense risk
       and administrative charges                 2,043,565        2,249,837        1,288,545          721,738
                                              -------------    -------------    -------------    -------------

Net investment income (loss)                      3,504,660        3,205,302        1,432,645          669,841

Net realized gain (loss)                          5,864,095        9,507,486        1,119,086        1,309,706
Unrealized appreciation (depreciation)
    during the period                             1,503,132        5,549,162        5,019,670        3,193,278
                                              -------------    -------------    -------------    -------------

Net increase (decrease) in
    contract owners' equity from operations      10,871,887       18,261,950        7,571,401        5,172,825

Changes from principal transactions:
       Purchase payments                          1,244,259        1,570,922       32,014,647       24,851,910
       Transfers between sub-accounts
           and the Company                       (4,278,605)       3,325,421        4,951,704       11,099,208
       Withdrawals                              (15,486,145)     (16,870,982)      (3,461,816)      (2,257,283)
       Annual contract fee                         (179,387)        (218,039)        (195,225)         (90,345)
                                              -------------    -------------    -------------    -------------

Net increase (decrease) in contract owners'
    equity from principal transactions          (18,699,878)     (12,192,678)      33,309,310       33,603,490
                                              -------------    -------------    -------------    -------------

Total increase (decrease) in
    contract owners' equity                      (7,827,991)       6,069,272       40,880,711       38,776,315

Contract owners' equity at
    beginning of period                         148,150,414      142,081,142       59,225,210       20,448,895
                                              -------------    -------------    -------------    -------------

Contract owners' equity at
    end of period                             $ 140,322,423    $ 148,150,414    $ 100,105,921    $  59,225,210
                                              =============    =============    =============    =============

See accompanying notes.

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account H (formerly the Manufacturers Life Insurance Company of North America Separate
                                   Account A)

   Statements of Operations and Changes in Contract Owners' Equity (continued)

                                                                         SUB-ACCOUNT
                                              -----------------------------------------------------------------
                                                     U.S. GOVERNMENT                   U.S. GOVERNMENT
                                                     SECURITIES -- A                   SECURITIES -- B
                                              -----------------------------------------------------------------
                                                 YEAR ENDED DECEMBER 31             YEAR ENDED DECEMBER 31
                                                   2004             2003              2004             2003
                                              --------------   --------------   -------------    --------------
Income:
   Dividends                                  $   8,649,281    $  13,798,461    $   4,006,031    $   4,451,354

Expenses:
    Mortality and expense risk
       and administrative charges                 3,694,745        5,666,194        1,995,785        2,214,643
                                              -------------    -------------    -------------    -------------

Net investment income (loss)                      4,954,536        8,132,267        2,010,246        2,236,711

Net realized gain (loss)                          1,102,717        5,897,568       (1,307,329)        (893,005)
Unrealized appreciation (depreciation)
    during the period                            (2,938,053)     (13,686,229)         531,982       (1,943,970)
                                              -------------    -------------    -------------    -------------

Net increase (decrease) in
    contract owners' equity from operations       3,119,200          343,606        1,234,899         (600,264)

Changes from principal transactions:
       Purchase payments                          2,347,651        5,316,516       22,137,190       81,440,289
       Transfers between sub-accounts
           and the Company                      (42,442,252)     (93,789,436)     (19,803,861)     (33,104,454)
       Withdrawals                              (33,788,763)     (56,693,767)      (9,855,003)     (16,435,418)
       Annual contract fee                         (340,625)        (563,004)        (275,439)        (215,842)
                                              -------------    -------------    -------------    -------------

Net increase (decrease) in contract owners'
    equity from principal transactions          (74,223,989)    (145,729,691)      (7,797,113)      31,684,575
                                              -------------    -------------    -------------    -------------

Total increase (decrease) in
    contract owners' equity                     (71,104,789)    (145,386,085)      (6,562,214)      31,084,311

Contract owners' equity at
    beginning of period                         293,946,382      439,332,467      127,552,335       96,468,024
                                              -------------    -------------    -------------    -------------

Contract owners' equity at
    end of period                             $ 222,841,593    $ 293,946,382    $ 120,990,121    $ 127,552,335
                                              =============    =============    =============    =============

See accompanying notes.

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account H (formerly the Manufacturers Life Insurance Company of North America Separate
                                   Account A)

   Statements of Operations and Changes in Contract Owners' Equity (continued)

                                                                        SUB-ACCOUNT
                                              -----------------------------------------------------------------
                                                   DIVERSIFIED BOND -- A             DIVERSIFIED BOND -- B
                                              -------------------------------   -------------------------------
                                                   YEAR ENDED DECEMBER 31           YEAR ENDED DECEMBER 31
                                                   2004             2003            2004              2003
                                              --------------   --------------   -------------    --------------
Income:
   Dividends                                  $   8,055,056    $  11,283,736    $   2,947,732    $   1,582,347

Expenses:
   Mortality and expense risk
       and administrative charges                 2,684,425        3,376,457        2,181,531          595,199
                                              -------------    -------------    -------------    -------------

Net investment income (loss)                      5,370,631        7,907,279          766,201          987,148

Net realized gain (loss)                          1,404,284        1,839,371          (19,203)         348,426
Unrealized appreciation (depreciation)
    during the period                            (2,881,580)      (2,809,307)       3,775,100         (436,379)
                                              -------------    -------------    -------------    -------------

Net increase (decrease) in
    contract owners' equity from operations       3,893,335        6,937,343        4,522,098          899,195

Changes from principal transactions:
       Purchase payments                          1,154,156        1,976,385      232,870,993       23,916,498
       Transfers between sub-accounts
           and the Company                      (21,733,024)     (17,788,619)      19,258,540        4,317,120
       Withdrawals                              (21,693,979)     (27,226,284)      (3,409,188)      (4,894,371)
       Annual contract fee                         (221,132)        (284,624)        (126,844)         (78,541)
                                              -------------    -------------    -------------    -------------

Net increase (decrease) in contract owners'
    equity from principal transactions          (42,493,979)     (43,323,142)     248,593,501       23,260,706
                                              -------------    -------------    -------------    -------------

Total increase (decrease) in
    contract owners' equity                     (38,600,644)     (36,385,799)     253,115,599       24,159,901

Contract owners' equity at
    beginning of period                         204,771,723      241,157,522       45,096,105       20,936,204
                                              -------------    -------------    -------------    -------------

Contract owners' equity at
    end of period                             $ 166,171,079    $ 204,771,723    $ 298,211,704    $  45,096,105
                                              =============    =============    =============    =============

See accompanying notes.

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account H (formerly the Manufacturers Life Insurance Company of North America Separate
                                   Account A)

   Statements of Operations and Changes in Contract Owners' Equity (continued)

                                                                        SUB-ACCOUNT
                                              -----------------------------------------------------------------
                                                   INCOME & VALUE -- A                INCOME & VALUE -- B
                                              -------------------------------   -------------------------------
                                                  YEAR ENDED DECEMBER 31             YEAR ENDED DECEMBER 31
                                                   2004             2003            2004              2003
                                              --------------   --------------   -------------    --------------
Income:
   Dividends                                  $   5,956,940    $   8,063,497    $   1,119,550    $     742,804

Expenses:
   Mortality and expense risk
       and administrative charges                 6,693,996        5,925,699        1,628,749          767,079
                                              -------------    -------------    -------------    -------------

Net investment income (loss)                       (737,056)       2,137,798         (509,199)         (24,275)

Net realized gain (loss)                         (4,786,766)     (16,481,102)       2,980,947          651,121
Unrealized appreciation (depreciation)
    during the period                            33,588,324      104,852,480        3,717,880       10,279,671
                                              -------------    -------------    -------------    -------------

Net increase (decrease) in
    contract owners' equity from operations      28,064,502       90,509,176        6,189,628       10,906,517

Changes from principal transactions:
       Purchase payments                          3,062,635        2,666,707       20,059,191       28,498,087
       Transfers between sub-accounts
           and the Company                       54,168,277        7,945,591       19,355,228       15,601,283
       Withdrawals                              (54,206,909)     (44,037,340)      (4,219,757)      (1,776,535)
       Annual contract fee                         (520,355)        (494,440)        (303,340)        (101,814)
                                              -------------    -------------    -------------    -------------

Net increase (decrease) in contract owners'
    equity from principal transactions            2,503,648      (33,919,482)      34,891,322       42,221,021
                                              -------------    -------------    -------------    -------------

Total increase (decrease) in
    contract owners' equity                      30,568,150       56,589,694       41,080,950       53,127,538

Contract owners' equity at
    beginning of period                         443,884,435      387,294,741       75,170,511       22,042,973
                                              -------------    -------------    -------------    -------------

Contract owners' equity at
    end of period                             $ 474,452,585    $ 443,884,435    $ 116,251,461    $  75,170,511
                                              =============    =============    =============    =============

 See accompanying notes.

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account H
              (formerly the Manufacturers Life Insurance Company of
                        North America Separate Account A)

   Statements of Operations and Changes in Contract Owners' Equity (continued)

                                                                        SUB-ACCOUNT
                                               ------------------------------------------------------------
                                                   LARGE CAP GROWTH -- A           LARGE CAP GROWTH -- B
                                               -----------------------------    ---------------------------
                                                   YEAR ENDED DECEMBER 31          YEAR ENDED DECEMBER 31
                                                    2004            2003            2004           2003
                                               -------------   -------------    ------------   ------------
Income:
   Dividends                                   $     837,760   $     809,007    $    152,899   $    165,354

Expenses:
    Mortality and expense risk
       and administrative charges                  4,326,724       4,419,236       1,311,932        873,087
                                               -------------   -------------    ------------   ------------

Net investment income (loss)                      (3,488,964)     (3,610,229)     (1,159,033)      (707,733)

Net realized gain (loss)                         (17,121,676)    (49,431,775)      2,250,421        249,393
Unrealized appreciation (depreciation)
   during the period                              32,801,263     116,054,831       2,239,473     12,900,899
                                               -------------   -------------    ------------   ------------
Net increase (decrease) in
   contract owners' equity from operations        12,190,623      63,012,827       3,330,861     12,442,559

Changes from principal transactions:
     Purchase payments                             2,835,599       3,629,731      11,438,214     26,453,437
     Transfers between sub-accounts
        and the Company                          (24,841,379)    (19,758,503)     (1,390,434)     8,575,545
     Withdrawals                                 (25,155,873)    (24,178,417)     (2,954,871)    (1,648,771)
     Annual contract fee                            (631,595)       (694,951)       (268,429)      (137,346)
                                               -------------   -------------    ------------   ------------

Net increase (decrease) in contract owners'
   equity from principal transactions            (47,793,248)    (41,002,140)      6,824,480     33,242,865
                                               -------------   -------------    ------------   ------------

Total increase (decrease) in
   contract owners' equity                       (35,602,625)     22,010,687      10,155,341     45,685,424

Contract owners' equity at
   beginning of period                           317,430,616     295,419,929      76,079,459     30,394,035
                                               -------------   -------------    ------------   ------------

Contract owners' equity at
   end of period                               $ 281,827,991   $ 317,430,616    $ 86,234,800   $ 76,079,459
                                               =============   =============    ============   ============

See accompanying notes.

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account H
              (formerly the Manufacturers Life Insurance Company of
                        North America Separate Account A)

   Statements of Operations and Changes in Contract Owners' Equity (continued)

                                                                        SUB-ACCOUNT
                                               ------------------------------------------------------------
                                                     EQUITY-INCOME -- A              EQUITY-INCOME -- B
                                               -----------------------------    ---------------------------
                                                   YEAR ENDED DECEMBER 31          YEAR ENDED DECEMBER 31
                                                    2004            2003            2004           2003
                                               -------------   -------------    ------------   ------------
Income:
  Dividends                                    $  18,843,481   $  25,647,997    $  4,643,519   $  3,367,537

Expenses:
   Mortality and expense risk
      and administrative charges                  11,109,445      10,287,161       3,400,649      1,806,309
                                               -------------   -------------    ------------   ------------

Net investment income (loss)                       7,734,036      15,360,836       1,242,870      1,561,228

Net realized gain (loss)                          (1,176,839)    (42,628,084)      3,348,832         13,916
Unrealized appreciation (depreciation)
   during the period                              86,152,763     177,586,287      22,708,763     26,045,711
                                               -------------   -------------    ------------   ------------
Net increase (decrease) in
   contract owners' equity from operations        92,709,960     150,319,039      27,300,465     27,620,855

Changes from principal transactions:
     Purchase payments                             5,476,953       5,622,416      57,414,614     49,799,566
     Transfers between sub-accounts
        and the Company                          (10,230,029)    (12,235,318)      9,158,601     31,319,155
     Withdrawals                                 (83,472,308)    (72,794,146)     (7,197,000)    (3,188,866)
     Annual contract fee                          (1,057,647)     (1,059,794)       (625,520)      (287,956)
                                               -------------   -------------    ------------   ------------

Net increase (decrease) in contract owners'
   equity from principal transactions            (89,283,031)    (80,466,842)     58,750,695     77,641,899
                                               -------------   -------------    ------------   ------------
Total increase (decrease) in
   contract owners' equity                         3,426,929      69,852,197      86,051,160    105,262,754

Contract owners' equity at
   beginning of period                           773,050,343     703,198,146     168,285,336     63,022,582
                                               -------------   -------------    ------------   ------------

Contract owners' equity at
   end of period                               $ 776,477,272   $ 773,050,343    $254,336,496   $168,285,336
                                               =============   =============    ============   ============

See accompanying notes.

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account H
              (formerly the Manufacturers Life Insurance Company of
                        North America Separate Account A)

   Statements of Operations and Changes in Contract Owners' Equity (continued)

                                                                      SUB-ACCOUNT
                                             -------------------------------------------------------------
                                                  STRATEGIC BOND -- A             STRATEGIC BOND -- B
                                             -----------------------------     ---------------------------
                                                 YEAR ENDED DECEMBER 31          YEAR ENDED DECEMBER 31
                                                 2004             2003             2004           2003
                                             -------------   -------------     ------------   ------------
Income:
  Dividends                                  $   7,155,397   $  10,106,314     $  1,762,081   $  1,130,884

Expenses:
   Mortality and expense risk
      and administrative charges                 2,752,455       3,119,500          908,792        481,142
                                             -------------   -------------     ------------   ------------

Net investment income (loss)                     4,402,942       6,986,814          853,289        649,742

Net realized gain (loss)                         4,947,014       3,123,537          620,022        794,079
Unrealized appreciation (depreciation)
   during the period                              (634,285)     12,257,936        1,486,191      1,345,158
                                             -------------   -------------     ------------   ------------

Net increase (decrease) in
   contract owners' equity from operations       8,715,671      22,368,287        2,959,502      2,788,979

Changes from principal transactions:
     Purchase payments                             918,764         991,891       35,119,732     18,308,259
     Transfers between sub-accounts
        and the Company                        (12,904,288)     12,416,310         (859,724)     7,117,303
     Withdrawals                               (23,052,231)    (30,284,555)      (2,382,211)    (1,285,625)
     Annual contract fee                          (191,160)       (217,487)        (120,842)       (54,768)
                                             -------------   -------------     ------------   ------------

Net increase (decrease) in contract owners'
   equity from principal transactions          (35,228,915)    (17,093,841)      31,756,955     24,085,169
                                             -------------   -------------     ------------   ------------
Total increase (decrease) in
   contract owners' equity                     (26,513,244)      5,274,446       34,716,457     26,874,148

Contract owners' equity at
   beginning of period                         203,785,167     198,510,721       40,004,665     13,130,517
                                             -------------   -------------     ------------   ------------

Contract owners' equity at
   end of period                             $ 177,271,923   $ 203,785,167     $ 74,721,122   $ 40,004,665
                                             =============   =============     ============   ============

See accompanying notes.

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account H
              (formerly the Manufacturers Life Insurance Company of
                        North America Separate Account A)

   Statements of Operations and Changes in Contract Owners' Equity (continued)

                                                                       SUB-ACCOUNT
                                               -----------------------------------------------------------
                                                       OVERSEAS -- A                 OVERSEAS -- B
                                               -----------------------------   ---------------------------
                                                   YEAR ENDED DECEMBER 31        YEAR ENDED DECEMBER 31
                                                    2004            2003           2004           2003
                                               -------------   -------------   ------------   ------------
Income:
  Dividends                                   $     679,799   $     780,688   $    101,912   $     82,808

Expenses:
   Mortality and expense risk
      and administrative charges                   2,566,748       2,332,867        526,751        271,154
                                               -------------   -------------   ------------   ------------

Net investment income (loss)                      (1,886,949)     (1,552,179)      (424,839)      (188,346)

Net realized gain (loss)                           1,456,432     (18,661,895)     1,527,734      2,851,118
Unrealized appreciation (depreciation)
   during the period                              16,751,425      78,015,365      2,193,148      5,053,646
                                               -------------   -------------   ------------   ------------

Net increase (decrease) in
   contract owners' equity from operations        16,320,908      57,801,291      3,296,043      7,716,418

Changes from principal transactions:
     Purchase payments                             1,938,217       1,603,138      9,110,784      8,147,761
     Transfers between sub-accounts
        and the Company                           (6,760,313)    (19,315,545)     4,660,984      1,041,421
     Withdrawals                                 (17,918,733)    (14,322,132)    (1,109,596)    (2,417,427)
     Annual contract fee                            (287,634)       (277,250)      (102,749)       (37,405)
                                               -------------   -------------   ------------   ------------

Net increase (decrease) in contract owners'
   equity from principal transactions            (23,028,463)    (32,311,789)    12,559,423      6,734,350
                                               -------------   -------------   ------------   ------------
Total increase (decrease) in
   contract owners' equity                        (6,707,555)     25,489,502     15,855,466     14,450,768

Contract owners' equity at
   beginning of period                           182,448,604     156,959,102     23,426,728      8,975,960
                                               -------------   -------------   ------------   ------------

Contract owners' equity at
   end of period                               $ 175,741,049   $ 182,448,604   $ 39,282,194   $ 23,426,728
                                               =============   =============   ============   ============

See accompanying notes.

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account H
              (formerly the Manufacturers Life Insurance Company of
                        North America Separate Account A)

   Statements of Operations and Changes in Contract Owners' Equity (continued)

                                                                       SUB-ACCOUNT
                                               ----------------------------------------------------------
                                                     ALL CAP CORE -- A             ALL CAP CORE -- B
                                               -----------------------------   --------------------------
                                                   YEAR ENDED DECEMBER 31        YEAR ENDED DECEMBER 31
                                                    2004            2003           2004           2003
                                               -------------   -------------   ------------   -----------
Income:
  Dividends                                    $     870,339   $           0   $     37,685   $         0

Expenses:
   Mortality and expense risk
      and administrative charges                   2,760,879       2,675,101        168,421       104,297
                                               -------------   -------------   ------------   -----------

Net investment income (loss)                      (1,890,540)     (2,675,101)      (130,736)     (104,297)

Net realized gain (loss)                         (19,448,380)    (71,772,683)       782,305       661,223
Unrealized appreciation (depreciation)
   during the period                              46,808,580     122,185,636        793,417     1,190,715
                                               -------------   -------------   ------------   -----------

Net increase (decrease) in
   contract owners' equity from operations        25,469,660      47,737,852      1,444,986     1,747,641

Changes from principal transactions:
     Purchase payments                             1,664,773       2,055,653      1,958,322     1,693,510
     Transfers between sub-accounts
        and the Company                          (17,777,495)    (22,456,680)      (395,508)    2,388,341
     Withdrawals                                 (18,671,802)    (16,162,747)      (491,816)     (298,729)
     Annual contract fee                            (339,746)       (380,309)       (32,434)      (19,880)
                                               -------------   -------------   ------------   -----------

Net increase (decrease) in contract owners'
   equity from principal transactions            (35,124,270)    (36,944,083)     1,038,564     3,763,242
                                               -------------   -------------   ------------   -----------

Total increase (decrease) in
   contract owners' equity                        (9,654,610)     10,793,769      2,483,550     5,510,883

Contract owners' equity at
   beginning of period                           197,751,243     186,957,474      9,712,856     4,201,973
                                               -------------   -------------   ------------   -----------

Contract owners' equity at
   end of period                               $ 188,096,633   $ 197,751,243   $ 12,196,406   $ 9,712,856
                                               =============   =============   ============   ===========

See accompanying notes.

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account H
              (formerly the Manufacturers Life Insurance Company of
                        North America Separate Account A)

   Statements of Operations and Changes in Contract Owners' Equity (continued)

                                                                       SUB-ACCOUNT
                                               -----------------------------------------------------------
                                                    ALL CAP GROWTH -- A           ALL CAP GROWTH -- B
                                               -----------------------------   ---------------------------
                                                   YEAR ENDED DECEMBER 31        YEAR ENDED DECEMBER 31
                                                    2004            2003           2004           2003
                                               -------------   -------------   ------------   ------------
Income:
   Dividends                                   $           0   $           0   $          0   $          0

Expenses:
    Mortality and expense risk
       and administrative charges                  4,418,498       4,537,356        509,530        330,853
                                               -------------   -------------   ------------   ------------

Net investment income (loss)                      (4,418,498)     (4,537,356)      (509,530)      (330,853)

Net realized gain (loss)                         (35,556,209)    (69,338,676)       968,165      1,144,875
Unrealized appreciation (depreciation)
   during the period                              53,069,115     148,470,652      1,001,373      4,427,562
                                               -------------   -------------   ------------   ------------

Net increase (decrease) in
   contract owners' equity from operations        13,094,408      74,594,620      1,460,008      5,241,584

Changes from principal transactions:
     Purchase payments                             2,842,575       3,265,946      5,949,690     10,539,706
     Transfers between sub-accounts
        and the Company                          (30,908,008)    (31,084,500)    (1,774,835)     3,010,983
     Withdrawals                                 (28,004,622)    (24,967,020)    (1,106,638)      (480,286)
     Annual contract fee                            (570,833)       (629,784)      (107,089)       (60,012)
                                               -------------   -------------   ------------   ------------

Net increase (decrease) in contract owners'
   equity from principal transactions            (56,640,888)    (53,415,358)     2,961,128     13,010,391
                                               -------------   -------------   ------------   ------------

Total increase (decrease) in
   contract owners' equity                       (43,546,480)     21,179,262      4,421,136     18,251,975

Contract owners' equity at
   beginning of period                           332,018,328     310,839,066     29,734,149     11,482,174
                                               -------------   -------------   ------------   ------------

Contract owners' equity at
   end of period                               $ 288,471,848   $ 332,018,328   $ 34,155,285   $ 29,734,149
                                               =============   =============   ============   ============

See accompanying notes.

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account H
              (formerly the Manufacturers Life Insurance Company of
                        North America Separate Account A)

   Statements of Operations and Changes in Contract Owners' Equity (continued)

                                                                        SUB-ACCOUNT
                                               ------------------------------------------------------------
                                               INTERNATIONAL SMALL CAP -- A    INTERNATIONAL SMALL CAP -- B
                                               ----------------------------    ----------------------------
                                                  YEAR ENDED DECEMBER 31          YEAR ENDED DECEMBER 31
                                                    2004            2003           2004           2003
                                               -------------   -------------   ------------    ------------
Income:
   Dividends                                   $     145,113   $           0   $     31,485    $          0

Expenses:
    Mortality and expense risk
       and administrative charges                  1,680,208       1,285,203        507,932         157,761
                                               -------------   -------------   ------------    ------------

Net investment income (loss)                      (1,535,095)     (1,285,203)      (476,447)       (157,761)

Net realized gain (loss)                           1,051,581     (11,092,776)     3,002,539         585,610
Unrealized appreciation (depreciation)
   during the period                              20,209,002      51,013,637      2,744,806       4,051,361
                                               -------------   -------------   ------------    ------------

Net increase (decrease) in
   contract owners' equity from operations        19,725,488      38,635,658      5,270,898       4,479,210

Changes from principal transactions:
     Purchase payments                             1,459,239       1,137,532     10,102,892       6,914,005
     Transfers between sub-accounts
        and the Company                              161,598         662,497      3,045,978       5,552,142
     Withdrawals                                 (10,141,072)     (8,274,236)    (1,429,792)       (176,038)
     Annual contract fee                            (230,731)       (201,056)       (86,755)        (26,226)
                                               -------------   -------------   ------------    ------------

Net increase (decrease) in contract owners'
   equity from principal transactions             (8,750,966)     (6,675,263)    11,632,323      12,263,883
                                               -------------   -------------   ------------    ------------

Total increase (decrease) in
   contract owners' equity                        10,974,522      31,960,395     16,903,221      16,743,093

Contract owners' equity at
   beginning of period                           111,080,374      79,119,979     21,492,310       4,749,217
                                               -------------   -------------   ------------    ------------

Contract owners' equity at
   end of period                               $ 122,054,896   $ 111,080,374   $ 38,395,531    $ 21,492,310
                                               =============   =============   ============    ============

See accompanying notes.

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account H
              (formerly the Manufacturers Life Insurance Company of
                        North America Separate Account A)

   Statements of Operations and Changes in Contract Owners' Equity (continued)

                                                                       SUB-ACCOUNT
                                               ----------------------------------------------------------
                                                       PACIFIC RIM                    PACIFIC RIM
                                                  EMERGING MARKETS -- A          EMERGING MARKETS -- B
                                               ---------------------------    ---------------------------
                                                  YEAR ENDED DECEMBER 31        YEAR ENDED DECEMBER 31
                                                   2004           2003            2004           2003
                                               ------------   ------------    ------------   ------------
Income:
  Dividends                                    $    204,783   $     50,334    $     95,875   $     12,509

Expenses:
   Mortality and expense risk
      and administrative charges                    655,986        480,144         379,972        133,979
                                               ------------   ------------    ------------   ------------

Net investment income (loss)                       (451,203)      (429,810)       (284,097)      (121,470)

Net realized gain (loss)                          3,858,529       (918,682)      1,888,464      1,429,345
Unrealized appreciation (depreciation)
   during the period                              2,145,200     12,221,898         910,332      2,054,329
                                               ------------   ------------    ------------   ------------

Net increase (decrease) in
   contract owners' equity from operations        5,552,526     10,873,406       2,514,699      3,362,204

Changes from principal transactions:
     Purchase payments                              688,095        403,225       5,342,793      4,490,510
     Transfers between sub-accounts
        and the Company                           1,564,895      2,924,326       1,031,680      6,649,107
     Withdrawals                                 (3,944,502)    (2,879,904)     (1,079,499)      (267,039)
     Annual contract fee                           (107,404)       (78,707)        (70,585)       (24,524)
                                               ------------   ------------    ------------   ------------

Net increase (decrease) in contract owners'
   equity from principal transactions            (1,798,916)       368,940       5,224,389     10,848,054
                                               ------------   ------------    ------------   ------------

Total increase (decrease) in
   contract owners' equity                        3,753,610     11,242,346       7,739,088     14,210,258

Contract owners' equity at
   beginning of period                           41,398,658     30,156,312      18,416,249      4,205,991
                                               ------------   ------------    ------------   ------------

Contract owners' equity at
   end of period                               $ 45,152,268   $ 41,398,658    $ 26,155,337   $ 18,416,249
                                               ============   ============    ============   ============

See accompanying notes.

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account H
              (formerly the Manufacturers Life Insurance Company of
                        North America Separate Account A)

   Statements of Operations and Changes in Contract Owners' Equity (continued)

                                                                        SUB-ACCOUNT
                                               -------------------------------------------------------------
                                                 SCIENCE & TECHNOLOGY -- A       SCIENCE & TECHNOLOGY -- B
                                               -----------------------------   -----------------------------
                                                   YEAR ENDED DECEMBER 31         YEAR ENDED DECEMBER 31
                                                    2004            2003           2004             2003
                                               -------------   -------------   -------------   -------------
Income:
   Dividends                                   $           0   $           0   $           0   $           0

Expenses:
    Mortality and expense risk
        and administrative charges                 4,846,555       4,632,054         975,714         545,189
                                               -------------   -------------   -------------   -------------

Net investment income (loss)                      (4,846,555)     (4,632,054)       (975,714)       (545,189)

Net realized gain (loss)                         (94,775,015)   (208,119,458)      4,304,435       1,933,475
Unrealized appreciation (depreciation)
    during the period                             94,155,830     335,377,282      (4,220,578)     11,574,007
                                               -------------   -------------   -------------   -------------

Net increase (decrease) in
    contract owners' equity from operations       (5,465,740)    122,625,770        (891,857)     12,962,293

Changes from principal transactions:
       Purchase payments                           5,446,491       6,433,820      13,726,079      18,946,909
       Transfers between sub-accounts
           and the Company                       (34,824,023)     18,698,938      (7,380,689)     19,319,010
       Withdrawals                               (26,407,102)    (23,573,235)     (2,387,630)     (1,471,426)
       Annual contract fee                          (879,264)       (913,638)       (205,031)       (101,867)
                                               -------------   -------------   -------------   -------------

Net increase (decrease) in contract owners'
    equity from principal transactions           (56,663,898)        645,885       3,752,729      36,692,626
                                               -------------   -------------   -------------   -------------

Total increase (decrease) in
    contract owners' equity                      (62,129,638)    123,271,655       2,860,872      49,654,919

Contract owners' equity at
    beginning of period                          375,838,233     252,566,578      60,376,643      10,721,724
                                               -------------   -------------   -------------   -------------

Contract owners' equity at
    end of period                              $ 313,708,595   $ 375,838,233   $  63,237,515   $  60,376,643
                                               =============   =============   =============   =============

See accompanying notes.

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account H
              (formerly the Manufacturers Life Insurance Company of
                        North America Separate Account A)

   Statements of Operations and Changes in Contract Owners' Equity (continued)

                                                                        SUB-ACCOUNT
                                               -------------------------------------------------------------
                                                          EMERGING                        EMERGING
                                                     SMALL COMPANY -- A              SMALL COMPANY -- B
                                               -----------------------------   -----------------------------
                                                  YEAR ENDED DECEMBER 31          YEAR ENDED DECEMBER 31
                                                    2004            2003           2004             2003
                                               -------------   -------------   -------------   -------------
Income:
   Dividends                                   $           0   $           0   $           0   $           0

Expenses:
    Mortality and expense risk
        and administrative charges                 2,286,963       2,043,019       1,009,592         517,672
                                               -------------   -------------   -------------   -------------

Net investment income (loss)                      (2,286,963)     (2,043,019)     (1,009,592)       (517,672)

Net realized gain (loss)                          (6,253,271)    (24,269,768)      5,001,014         858,667
Unrealized appreciation (depreciation)
    during the period                             21,810,677      71,036,569       1,120,121      10,918,278
                                               -------------   -------------   -------------   -------------

Net increase (decrease) in
    contract owners' equity from operations       13,270,443      44,723,782       5,111,543      11,259,273

Changes from principal transactions:
       Purchase payments                           2,182,819       2,111,670      13,233,215      19,847,415
       Transfers between sub-accounts
           and the Company                       (16,445,950)      4,431,589      (6,891,718)     13,136,305
       Withdrawals                               (13,658,469)     (9,770,031)     (2,304,961)       (642,635)
       Annual contract fee                          (350,581)       (332,902)       (202,718)        (82,627)
                                               -------------   -------------   -------------   -------------

Net increase (decrease) in contract owners'
    equity from principal transactions           (28,272,181)     (3,559,674)      3,833,818      32,258,458
                                               -------------   -------------   -------------   -------------

Total increase (decrease) in
    contract owners' equity                      (15,001,738)     41,164,108       8,945,361      43,517,731

Contract owners' equity at
    beginning of period                          166,847,500     125,683,392      57,407,534      13,889,803
                                               -------------   -------------   -------------   -------------

Contract owners' equity at
    end of period                              $ 151,845,762   $ 166,847,500   $  66,352,895   $  57,407,534
                                               =============   =============   =============   =============

See accompanying notes.

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account H
              (formerly the Manufacturers Life Insurance Company of
                        North America Separate Account A)

   Statements of Operations and Changes in Contract Owners' Equity (continued)

                                                                       SUB-ACCOUNT
                                               -------------------------------------------------------------
                                                   AGGRESSIVE GROWTH -- A         AGGRESSIVE GROWTH -- B
                                               -----------------------------   -----------------------------
                                                   YEAR ENDED DECEMBER 31         YEAR ENDED DECEMBER 31
                                                    2004           2003            2004            2003
                                               -------------   -------------   -------------   -------------
Income:
   Dividends                                   $           0   $           0   $           0   $           0

Expenses:
     Mortality and expense risk
        and administrative charges                 2,561,187       2,512,021         577,079         382,471
                                               -------------   -------------   -------------   -------------

Net investment income (loss)                      (2,561,187)     (2,512,021)       (577,079)       (382,471)

Net realized gain (loss)                         (12,992,003)    (35,376,296)      2,103,361         596,747
Unrealized appreciation (depreciation)
    during the period                             27,520,920      85,347,134         966,033       6,877,849
                                               -------------   -------------   -------------   -------------

Net increase (decrease) in
    contract owners' equity from operations       11,967,730      47,458,817       2,492,315       7,092,125

Changes from principal transactions:
       Purchase payments                           2,130,350       2,666,651       6,372,053      10,594,034
       Transfers between sub-accounts
           and the Company                       (25,138,407)     (7,310,496)     (3,090,888)      3,217,861
       Withdrawals                               (13,197,591)    (11,423,427)     (1,360,549)       (666,630)
       Annual contract fee                          (424,915)       (452,887)       (124,046)        (70,151)
                                               -------------   -------------   -------------   -------------

Net increase (decrease) in contract owners'
    equity from principal transactions           (36,630,563)    (16,520,159)      1,796,570      13,075,114
                                               -------------   -------------   -------------   -------------

Total increase (decrease) in
    contract owners' equity                      (24,662,833)     30,938,658       4,288,885      20,167,239

Contract owners' equity at
    beginning of period                          192,488,970     161,550,312      33,517,066      13,349,827
                                               -------------   -------------   -------------   -------------

Contract owners' equity at
    end of period                              $ 167,826,137   $ 192,488,970   $  37,805,951   $  33,517,066
                                               =============   =============   =============   =============

See accompanying notes.

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account H
              (formerly the Manufacturers Life Insurance Company of
                        North America Separate Account A)

   Statements of Operations and Changes in Contract Owners' Equity (continued)

                                                                       SUB-ACCOUNT
                                               -------------------------------------------------------------
                                                 INTERNATIONAL STOCK -- A        INTERNATIONAL STOCK -- B
                                               -----------------------------   -----------------------------
                                                   YEAR ENDED DECEMBER 31          YEAR ENDED DECEMBER 31
                                                    2004            2003           2004             2003
                                               -------------   -------------   -------------   -------------
Income:
   Dividends                                   $     724,237   $     398,946   $     207,512   $      85,787

Expenses:
    Mortality and expense risk
        and administrative charges                 1,275,829       1,161,554         427,954         291,302
                                               -------------   -------------   -------------   -------------

Net investment income (loss)                        (551,592)       (762,608)       (220,442)       (205,515)

Net realized gain (loss)                          (2,524,655)    (10,030,014)      1,449,094         795,531
Unrealized appreciation (depreciation)
    during the period                             14,271,987      30,965,735       2,135,653       5,035,086
                                               -------------   -------------   -------------   -------------

Net increase (decrease) in
    contract owners' equity from operations       11,195,740      20,173,113       3,364,305       5,625,102

Changes from principal transactions:
       Purchase payments                             707,813         947,604       3,178,964       5,141,168
       Transfers between sub-accounts
        and the Company                           (6,422,171)     (4,852,539)       (305,076)      5,144,589
       Withdrawals                                (6,568,124)     (5,408,763)     (1,398,471)     (2,979,769)
       Annual contract fee                          (170,225)       (167,610)        (75,469)        (50,305)
                                               -------------   -------------   -------------   -------------

Net increase (decrease) in contract owners'
    equity from principal transactions           (12,452,707)     (9,481,308)      1,399,948       7,255,683
                                               -------------   -------------   -------------   -------------

Total increase (decrease) in
    contract owners' equity                       (1,256,967)     10,691,805       4,764,253      12,880,785

Contract owners' equity at
    beginning of period                           90,182,873      79,491,068      24,297,261      11,416,476
                                               -------------   -------------   -------------   -------------
Contract owners' equity at
    end of period                              $  88,925,906   $  90,182,873   $  29,061,514   $  24,297,261
                                               =============   =============   =============   =============

See accompanying notes.

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account H
              (formerly the Manufacturers Life Insurance Company of
                        North America Separate Account A)

   Statements of Operations and Changes in Contract Owners' Equity (continued)

                                                                         SUB-ACCOUNT
                                               ------------------------------------------------------------
                                               QUANTITATIVE EQUITY -- A (1)    QUANTITATIVE EQUITY -- B (1)
                                               -----------------------------   ----------------------------
                                                   YEAR ENDED DECEMBER 31         YEAR ENDED DECEMBER 31
                                                    2004            2003          2004             2003
                                               -------------   -------------   -----------    -------------
Income:
   Dividends                                   $   1,153,833   $     771,461   $    42,198    $      31,332

Expenses:
    Mortality and expense risk
        and administrative charges                   573,187       1,701,054        30,877           72,081
                                               -------------   -------------   -----------    -------------

Net investment income (loss)                         580,646        (929,593)       11,321          (40,749)

Net realized gain (loss)                          (4,647,884)    (36,935,965)      594,425          257,348
Unrealized appreciation (depreciation)
    during the period                              3,425,860      60,099,333      (651,845)         720,758
                                               -------------   -------------   -----------    -------------

Net increase (decrease) in
    contract owners' equity from operations         (641,378)     22,233,775       (46,099)         937,357

Changes from principal transactions:
       Purchase payments                             600,160       1,627,733       266,348        1,119,360
       Transfers between sub-accounts
           and the Company                      (117,440,126)    (17,480,821)   (5,945,115)         859,611
       Withdrawals                                (3,174,183)     (9,757,488)      (54,182)        (134,808)
       Annual contract fee                           (83,147)       (260,271)       (2,262)         (14,879)
                                               -------------   -------------   -----------    -------------

Net increase (decrease) in contract owners'
    equity from principal transactions          (120,097,296)    (25,870,847)   (5,735,211)       1,829,284
                                               -------------   -------------   -----------    -------------

Total increase (decrease) in
    contract owners' equity                     (120,738,674)     (3,637,072)   (5,781,310)       2,766,641

Contract owners' equity at
    beginning of period                          120,738,674     124,375,746     5,781,310        3,014,669
                                               -------------   -------------   -----------    -------------

Contract owners' equity at
    end of period                              $           0   $ 120,738,674   $         0    $   5,781,310
                                               =============   =============   ===========    =============

(1) Ceased Operations, April 30, 2004, through a vote of the Board of Directors.

See accompanying notes.

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account H
              (formerly the Manufacturers Life Insurance Company of
                        North America Separate Account A)

   Statements of Operations and Changes in Contract Owners' Equity (continued)

                                                                        SUB-ACCOUNT
                                               --------------------------------------------------------------
                                                         VALUE -- A                      VALUE -- B
                                               -----------------------------   ------------------------------
                                                  YEAR ENDED DECEMBER 31           YEAR ENDED DECEMBER 31
                                                    2004            2003            2004            2003
                                               -------------   -------------   -------------   --------------
Income:
   Dividends                                   $   1,131,321   $   2,252,220   $     167,809   $      184,914

Expenses:
    Mortality and expense risk
         and administrative charges                3,024,771       2,630,122         590,388          278,779
                                               -------------   -------------   -------------   --------------

Net investment income (loss)                      (1,893,450)       (377,902)       (422,579)         (93,865)

Net realized gain (loss)                           3,302,608     (15,038,965)      3,122,705          436,912
Unrealized appreciation (depreciation)
    during the period                             24,019,026      70,479,396       2,085,967        5,625,962
                                               -------------   -------------   -------------   --------------

Net increase (decrease) in
    contract owners' equity from operations       25,428,184      55,062,529       4,786,093        5,969,009

Changes from principal transactions:
       Purchase payments                           1,962,734       2,078,391       8,787,835        8,990,719
       Transfers between sub-accounts
           and the Company                        11,907,562     (28,576,758)      6,716,846        1,476,443
       Withdrawals                               (21,725,265)    (16,129,743)     (1,845,037)        (418,200)
       Annual contract fee                          (340,502)       (329,223)       (110,259)         (55,439)
                                               -------------   -------------   -------------   --------------

Net increase (decrease) in contract owners'
    equity from principal transactions            (8,195,471)    (42,957,333)     13,549,385        9,993,523
                                               -------------   -------------   -------------   --------------

Total increase (decrease) in
    contract owners' equity                       17,232,713      12,105,196      18,335,478       15,962,532

Contract owners' equity at
    beginning of period                          198,135,866     186,030,670      27,116,533       11,154,001
                                               -------------   -------------   -------------   --------------

Contract owners' equity at
    end of period                              $ 215,368,579   $ 198,135,866   $  45,452,011   $   27,116,533
                                               =============   =============   =============   ==============

See accompanying notes.

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account H
              (formerly the Manufacturers Life Insurance Company of
                        North America Separate Account A)

   Statements of Operations and Changes in Contract Owners' Equity (continued)

                                                                           SUB-ACCOUNT
                                               ---------------------------------------------------------------
                                                REAL ESTATE SECURITIES -- A       REAL ESTATE SECURITIES -- B
                                               ------------------------------   ------------------------------
                                                   YEAR ENDED DECEMBER 31           YEAR ENDED DECEMBER 31
                                                    2004            2003             2004            2003
                                               -------------   --------------   -------------   --------------
Income:
   Dividends                                   $   3,567,159   $    3,072,761   $   2,147,414   $    1,076,468

Expenses:
    Mortality and expense risk
        and administrative charges                 2,188,856        1,766,849       1,556,913          774,804
                                               -------------   --------------   -------------   --------------

Net investment income (loss)                       1,378,303        1,305,912         590,501          301,664

Net realized gain (loss)                          10,991,777        2,605,570       6,612,449          822,144
Unrealized appreciation (depreciation)
    during the period                             26,469,409       33,596,600      19,086,448       14,564,864
                                               -------------   --------------   -------------   --------------

Net increase (decrease) in
    contract owners' equity from operations       38,839,489       37,508,082      26,289,398       15,688,672

Changes from principal transactions:
       Purchase payments                           1,649,708        1,379,445      20,641,567       20,879,191
       Transfers between sub-accounts
           and the Company                         4,865,331        3,130,824       6,948,027       10,771,446
       Withdrawals                               (11,883,707)      (9,983,382)     (3,763,797)      (2,011,810)
       Annual contract fee                          (272,772)        (235,198)       (305,667)        (140,625)
                                               -------------   --------------   -------------   --------------

Net increase (decrease) in contract owners'
    equity from principal transactions            (5,641,440)      (5,708,311)     23,520,130       29,498,202
                                               -------------   --------------   -------------   --------------

Total increase (decrease) in
    contract owners' equity                       33,198,049       31,799,771      49,809,528       45,186,874

Contract owners' equity at
    beginning of period                          140,650,166      108,850,395      73,400,950       28,214,076
                                               -------------   --------------   -------------   --------------

Contract owners' equity at
    end of period                              $ 173,848,215   $  140,650,166   $ 123,210,478   $   73,400,950
                                               =============   ==============   =============   ==============

See accompanying notes.

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account H
              (formerly the Manufacturers Life Insurance Company of
                        North America Separate Account A)

   Statements of Operations and Changes in Contract Owners' Equity (continued)

                                                                       SUB-ACCOUNT
                                               ----------------------------------------------------------
                                                     BALANCED -- A (1)             BALANCED -- B (1)
                                               ---------------------------   ----------------------------
                                                  YEAR ENDED DECEMBER 31        YEAR ENDED DECEMBER 31
                                                   2004           2003           2004            2003
                                               ------------   ------------   ------------   -------------
Income:
   Dividends                                   $  1,445,738   $  1,443,068   $    456,372   $     240,901

Expenses:
    Mortality and expense risk
        and administrative charges                  292,803        855,175        101,268         182,810
                                               ------------   ------------   ------------   -------------

Net investment income (loss)                      1,152,935        587,893        355,104          58,091

Net realized gain (loss)                         (6,138,111)    (8,555,921)       732,095          85,168
Unrealized appreciation (depreciation)
    during the period                             4,451,490     14,714,777     (1,365,784)      1,386,011
                                               ------------   ------------   ------------   -------------

Net increase (decrease) in
    contract owners' equity from operations        (533,686)     6,746,749       (278,585)      1,529,270

Changes from principal transactions:
       Purchase payments                            203,195        659,765      1,576,982       7,245,195
       Transfers between sub-accounts
           and the Company                      (56,754,974)    (1,774,916)   (18,059,325)      3,090,327
       Withdrawals                               (1,867,576)    (5,893,492)      (440,805)       (568,988)
       Annual contract fee                          (32,919)       (89,859)        (8,787)        (27,148)
                                               ------------   ------------   ------------   -------------

Net increase (decrease) in contract owners'
    equity from principal transactions          (58,452,274)    (7,098,502)   (16,931,935)      9,739,386
                                               ------------   ------------   ------------   -------------

Total increase (decrease) in
    contract owners' equity                     (58,985,960)      (351,753)   (17,210,520)     11,268,656

Contract owners' equity at
    beginning of period                          58,985,960     59,337,713     17,210,520       5,941,864
                                               ------------   ------------   ------------   -------------

Contract owners' equity at
    end of period                              $          0   $ 58,985,960   $          0   $  17,210,520
                                               ============   ============   ============   =============

(1) Ceased Operations, April 30, 2004, through a vote of the Board of Directors.

See accompanying notes.

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account H
              (formerly the Manufacturers Life Insurance Company of
                        North America Separate Account A)

   Statements of Operations and Changes in Contract Owners' Equity (continued)

                                                                         SUB-ACCOUNT
                                               -------------------------------------------------------------
                                                       HIGH YIELD -- A                HIGH YIELD -- B
                                               -----------------------------   -----------------------------
                                                   YEAR ENDED DECEMBER 31          YEAR ENDED DECEMBER 31
                                                    2004            2003            2004            2003
                                               -------------   -------------   -------------   -------------
Income:
   Dividends                                   $   9,595,122   $   9,637,576   $   5,258,527   $   2,454,162

Expenses:
    Mortality and expense risk
        and administrative charges                 2,765,655       2,764,629       1,748,350         982,226
                                               -------------   -------------   -------------   -------------

Net investment income (loss)                       6,829,467       6,872,947       3,510,177       1,471,936

Net realized gain (loss)                          11,479,509      (3,457,399)      3,308,400       2,304,411
Unrealized appreciation (depreciation)
    during the period                             (3,123,331)     32,281,985       2,327,352       7,235,506
                                               -------------   -------------   -------------   -------------

Net increase (decrease) in
    contract owners' equity from operations       15,185,645      35,697,533       9,145,929      11,011,853

Changes from principal transactions:
       Purchase payments                           1,760,333       2,677,392      21,843,092      39,999,646
       Transfers between sub-accounts
           and the Company                       (25,991,393)     61,346,287      (3,281,661)     30,766,481
       Withdrawals                               (22,081,654)    (17,114,095)     (5,054,964)     (2,833,059)
       Annual contract fee                          (280,445)       (288,988)       (272,620)       (110,347)
                                               -------------   -------------   -------------   -------------

Net increase (decrease) in contract owners'
    equity from principal transactions           (46,593,159)     46,620,596      13,233,847      67,822,721
                                               -------------   -------------   -------------   -------------

Total increase (decrease) in
    contract owners' equity                      (31,407,514)     82,318,129      22,379,776      78,834,574

Contract owners' equity at
    beginning of period                          217,964,681     135,646,552      97,799,673      18,965,099
                                               -------------   -------------   -------------   -------------

Contract owners' equity at
    end of period                              $ 186,557,167   $ 217,964,681   $ 120,179,449   $  97,799,673
                                               =============   =============   =============   =============

See accompanying notes.

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account H
              (formerly the Manufacturers Life Insurance Company of
                        North America Separate Account A)

   Statements of Operations and Changes in Contract Owners' Equity (continued)

                                                                          SUB-ACCOUNT
                                               ---------------------------------------------------------------
                                               LIFESTYLE AGGRESSIVE 1000 -- A   LIFESTYLE AGGRESSIVE 1000 -- B
                                               ------------------------------   ------------------------------
                                                   YEAR ENDED DECEMBER 31          YEAR ENDED DECEMBER 31
                                                    2004             2003           2004             2003
                                               -------------    -------------   -------------   --------------
Income:
    Dividends                                  $   1,055,814    $     385,950   $   1,375,396   $      158,117

Expenses:
    Mortality and expense risk
        and administrative charges                 2,155,282        1,450,376       3,232,613        1,061,993
                                               -------------    -------------   -------------   --------------

Net investment income (loss)                      (1,099,468)      (1,064,426)     (1,857,217)        (903,876)

Net realized gain (loss)                          (3,471,099)      (5,506,467)      4,019,054          367,242
Unrealized appreciation (depreciation)
    during the period                             24,822,295       35,931,498      26,292,983       23,100,056
                                               -------------    -------------   -------------   --------------

Net increase (decrease) in
    contract owners' equity from operations       20,251,728       29,360,605      28,454,820       22,563,422

Changes from principal transactions:
       Purchase payments                           2,537,571        2,130,936      71,576,234       70,408,947
       Transfers between sub-accounts
           and the Company                        25,482,547       20,605,458      18,059,242       16,155,005
       Withdrawals                                (8,294,947)      (4,525,284)     (3,676,512)      (1,244,480)
       Annual contract fee                          (384,039)        (287,512)       (638,476)        (139,016)
                                               -------------    -------------   -------------   --------------

Net increase (decrease) in contract owners'
    equity from principal transactions            19,341,132       17,923,598      85,320,488       85,180,456
                                               -------------    -------------   -------------   --------------

Total increase (decrease) in
    contract owners' equity                       39,592,860       47,284,203     113,775,308      107,743,878

Contract owners' equity at
    beginning of period                          128,412,529       81,128,326     133,575,232       25,831,354
                                               -------------    -------------   -------------   --------------

Contract owners' equity at
    end of period                              $ 168,005,389    $ 128,412,529   $ 247,350,540   $  133,575,232
                                               =============    =============   =============   ==============

See accompanying notes.

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account H
              (formerly the Manufacturers Life Insurance Company of
                        North America Separate Account A)

   Statements of Operations and Changes in Contract Owners' Equity (continued)

                                                                       SUB-ACCOUNT
                                               ----------------------------------------------------------------
                                                 LIFESTYLE GROWTH 820 -- A         LIFESTYLE GROWTH 820 -- B
                                               -----------------------------   --------------------------------
                                                   YEAR ENDED DECEMBER 31           YEAR ENDED DECEMBER 31
                                                    2004            2003             2004             2003
                                               -------------   -------------   ---------------   --------------
Income:
    Dividends                                  $   8,387,539   $   5,348,253   $    11,897,950   $    2,334,906

Expenses:
     Mortality and expense risk
        and administrative charges                 9,205,288       6,862,871        18,874,291        4,948,884
                                               -------------   -------------   ---------------   --------------

Net investment income (loss)                        (817,749)     (1,514,618)       (6,976,341)      (2,613,978)

Net realized gain (loss)                          (4,085,461)    (18,798,494)        6,324,660          443,964
Unrealized appreciation (depreciation)
    during the period                             81,565,398     134,964,807       185,442,443       88,875,738
                                               -------------   -------------   ---------------   --------------

Net increase (decrease) in
    contract owners' equity from operations       76,662,188     114,651,695       184,790,762       86,705,724

Changes from principal transactions:
       Purchase payments                           9,556,060       8,285,702     1,044,517,302      291,758,068
       Transfers between sub-accounts
           and the Company                        71,671,760      66,668,476       149,977,280      114,676,993
       Withdrawals                               (42,848,736)    (28,378,208)      (27,443,293)      (4,875,543)
       Annual contract fee                        (1,425,011)     (1,190,019)       (2,829,554)        (695,811)
                                               -------------   -------------   ---------------   --------------

Net increase (decrease) in contract owners'
    equity from principal transactions            36,954,073      45,385,951     1,164,221,735      400,863,707
                                               -------------   -------------   ---------------   --------------

Total increase (decrease) in
    contract owners' equity                      113,616,261     160,037,646     1,349,012,497      487,569,431

Contract owners' equity at
    beginning of period                          570,824,944     410,787,298       603,952,682      116,383,251
                                               -------------   -------------   ---------------   --------------
Contract owners' equity at
    end of period                              $ 684,441,205   $ 570,824,944   $ 1,952,965,179   $  603,952,682
                                               =============   =============   ===============   ==============

See accompanying notes.

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account H
              (formerly the Manufacturers Life Insurance Company of
                        North America Separate Account A)

   Statements of Operations and Changes in Contract Owners' Equity (continued)

                                                                       SUB-ACCOUNT
                                               ---------------------------------------------------------------
                                                LIFESTYLE BALANCED 640 -- A      LIFESTYLE BALANCED 640 -- B
                                               ----------------------------      -----------------------------
                                                   YEAR ENDED DECEMBER 31           YEAR ENDED DECEMBER 31
                                                    2004            2003             2004             2003
                                               -------------   -------------   ---------------   -------------
Income:
    Dividends                                  $  15,500,433   $  13,063,809   $    20,179,846   $   6,018,455

Expenses:
    Mortality and expense risk
        and administrative charges                10,821,154       8,539,131        19,627,008       6,017,227
                                               -------------   -------------   ---------------   -------------

Net investment income (loss)                       4,679,279       4,524,678           552,838           1,228

Net realized gain (loss)                            (748,524)    (14,191,575)        3,980,224       1,367,876
Unrealized appreciation (depreciation)
    during the period                             77,386,336     123,687,233       164,305,597      81,733,858
                                               -------------   -------------   ---------------   -------------

Net increase (decrease) in
    contract owners' equity from operations       81,317,091     114,020,336       168,838,659      83,102,962

Changes from principal transactions:
       Purchase payments                           7,563,784       7,915,089       954,046,625     313,457,332
       Transfers between sub-accounts
           and the Company                       101,995,847      89,372,596       175,009,431     136,110,946
       Withdrawals                               (61,353,711)    (44,067,334)      (39,900,812)    (13,147,255)
       Annual contract fee                        (1,405,978)     (1,175,598)       (2,844,790)       (807,265)
                                               -------------   -------------   ---------------   -------------

Net increase (decrease) in contract owners'
    equity from principal transactions            46,799,942      52,044,753     1,086,310,454     435,613,758
                                               -------------   -------------   ---------------   -------------

Total increase (decrease) in
    contract owners' equity                      128,117,033     166,065,089     1,255,149,113     518,716,720

Contract owners' equity at
    beginning of period                          662,093,028     496,027,939       674,020,791     155,304,071
                                               -------------   -------------   ---------------   -------------

Contract owners' equity at
    end of period                              $ 790,210,061   $ 662,093,028   $ 1,929,169,904   $ 674,020,791
                                               =============   =============   ===============   =============

See accompanying notes.

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account H (formerly the Manufacturers Life Insurance Company of North America Separate
                                   Account A)

   Statements of Operations and Changes in Contract Owners' Equity (continued)

                                                                           SUB-ACCOUNT
                                                -------------------------------------------------------------
                                                 LIFESTYLE MODERATE 460 -- A    LIFESTYLE MODERATE 460 -- B
                                                -----------------------------   -----------------------------
                                                    YEAR ENDED DECEMBER 31         YEAR ENDED DECEMBER 31
                                                    2004             2003           2004            2003
                                                -------------   -------------   -------------  --------------
Income:
   Dividends                                    $   7,377,450   $   6,948,499   $   8,774,152  $    3,472,781

Expenses:
    Mortality and expense risk
        and administrative charges                  3,963,321       3,521,228       6,286,331       2,557,232
                                                -------------   -------------   -------------  --------------

Net investment income (loss)                        3,414,129       3,427,271       2,487,821         915,549

Net realized gain (loss)                            1,901,190      (5,441,935)      5,366,867         986,711
Unrealized appreciation (depreciation)
    during the period                              17,972,490      36,715,207      34,175,177      23,584,292
                                                -------------   -------------   -------------  --------------

Net increase (decrease) in
    contract owners' equity from operations        23,287,809      34,700,543      42,029,865      25,486,552

Changes from principal transactions:
       Purchase payments                            2,666,614       3,753,040     262,159,632     112,293,897
       Transfers between sub-accounts
           and the Company                         14,763,085      30,018,611      19,943,493      56,764,883
       Withdrawals                                (26,634,204)    (21,982,594)    (14,986,723)     (5,272,904)
       Annual contract fee                           (432,000)       (405,291)       (946,794)       (345,568)
                                                -------------   -------------   -------------  --------------

Net increase (decrease) in contract owners'
    equity from principal transactions             (9,636,505)     11,383,766     266,169,608     163,440,308
                                                -------------   -------------   -------------  --------------

Total increase (decrease) in
    contract owners' equity                        13,651,304      46,084,309     308,199,473     188,926,860

Contract owners' equity at
    beginning of period                           257,334,647     211,250,338     258,689,422      69,762,562
                                                -------------   -------------   -------------  --------------

Contract owners' equity at
    end of period                               $ 270,985,951   $ 257,334,647   $ 566,888,895  $  258,689,422
                                                =============   =============   =============  ==============

See accompanying notes.

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account H (formerly the Manufacturers Life Insurance Company of North America Separate
                                   Account A)

   Statements of Operations and Changes in Contract Owners' Equity (continued)

                                                                        SUB-ACCOUNT
                                                ----------------------------------------------------------------
                                                LIFESTYLE CONSERVATIVE 280 -- A  LIFESTYLE CONSERVATIVE 280 -- B
                                                -------------------------------  -------------------------------
                                                    YEAR ENDED DECEMBER 31           YEAR ENDED DECEMBER 31
                                                    2004             2003            2004           2003
                                                -------------   -------------    -------------   --------------
Income:
   Dividends                                    $   6,090,105   $   6,097,668    $   6,422,963   $    2,763,882

Expenses:
   Mortality and expense risk
        and administrative charges                  2,342,011       2,354,906        3,084,340        1,555,889
                                                -------------   -------------    -------------   --------------
Net investment income (loss)                        3,748,094       3,742,762        3,338,623        1,207,993

Net realized gain (loss)                            3,372,502         578,125        3,365,932        1,507,415
Unrealized appreciation (depreciation)
    during the period                               3,638,101      10,255,396        7,677,702        6,660,749
                                                -------------   -------------    -------------   --------------
Net increase (decrease) in
    contract owners' equity from operations        10,758,697      14,576,283       14,382,257        9,376,157

Changes from principal transactions:
       Purchase payments                            1,390,487       1,545,117      118,501,195       67,473,922
       Transfers between sub-accounts
           and the Company                         20,036,920       4,909,458        2,078,867       19,837,487
       Withdrawals                                (16,971,168)    (19,591,433)     (15,200,395)      (6,598,999)
       Annual contract fee                           (206,439)       (235,418)        (388,941)        (161,583)
                                                -------------   -------------    -------------   --------------
Net increase (decrease) in contract owners'
    equity from principal transactions              4,249,800     (13,372,276)     104,990,726       80,550,827
                                                -------------   -------------    -------------   --------------
Total increase (decrease) in
    contract owners' equity                        15,008,497       1,204,007      119,372,983       89,926,984

Contract owners' equity at
    beginning of period                           147,545,368     146,341,361      133,685,859       43,758,875
                                                -------------   -------------    -------------   --------------
Contract owners' equity at
    end of period                               $ 162,553,865   $ 147,545,368    $ 253,058,842   $  133,685,859
                                                =============   =============    =============   ==============

See accompanying notes.

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account H (formerly the Manufacturers Life Insurance Company of North America Separate
                                   Account A)

   Statements of Operations and Changes in Contract Owners' Equity (continued)

                                                                        SUB-ACCOUNT
                                                -------------------------------------------------------------
                                                   SMALL COMPANY VALUE -- A       SMALL COMPANY VALUE -- B
                                                -----------------------------   -----------------------------
                                                    YEAR ENDED DECEMBER 31         YEAR ENDED DECEMBER 31
                                                   2004             2003            2004           2003
                                                -------------   -------------   -------------  --------------
Income:
   Dividends                                    $   3,454,834   $   1,067,458   $   1,886,532  $      368,686

Expenses:
    Mortality and expense risk
        and administrative charges                  3,821,813       3,071,538       2,539,481       1,242,781
                                                -------------   -------------   -------------  --------------

Net investment income (loss)                        (366,979)      (2,004,080)       (652,949)       (874,095)

Net realized gain (loss)                           11,981,406         747,691       6,411,246       1,291,326
Unrealized appreciation (depreciation)
    during the period                              41,898,006      56,960,321      27,123,436      21,842,152
                                                -------------   -------------   -------------  --------------

Net increase (decrease) in
    contract owners' equity from operations        53,512,433      55,703,932      32,881,733      22,259,383

Changes from principal transactions:
       Purchase payments                            2,595,410       3,312,973      31,179,044      37,197,849
       Transfers between sub-accounts
           and the Company                          5,022,984       7,575,031      11,057,445      19,986,591
       Withdrawals                                (20,765,387)    (17,748,545)     (5,013,752)     (2,078,016)
       Annual contract fee                           (540,261)       (468,244)       (520,121)       (216,331)
                                                -------------   -------------   -------------  --------------

Net increase (decrease) in contract owners'
    equity from principal transactions            (13,687,254)     (7,328,785)     36,702,616      54,890,093
                                                -------------   -------------   -------------  --------------

Total increase (decrease) in
    contract owners' equity                        39,825,179      48,375,147      69,584,349      77,149,476

Contract owners' equity at
    beginning of period                           241,527,392     193,152,245     120,317,623      43,168,147
                                                -------------   -------------   -------------  --------------

Contract owners' equity at
    end of period                               $ 281,352,571   $ 241,527,392   $ 189,901,972  $  120,317,623
                                                =============   =============   =============  ==============

See accompanying notes.

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account H (formerly the Manufacturers Life Insurance Company of North America Separate
                                   Account A)

   Statements of Operations and Changes in Contract Owners' Equity (continued)

                                                                          SUB-ACCOUNT
                                                -------------------------------------------------------------
                                                  INTERNATIONAL VALUE -- A        INTERNATIONAL VALUE -- B
                                                -----------------------------   -----------------------------
                                                    YEAR ENDED DECEMBER 31         YEAR ENDED DECEMBER 31
                                                    2004            2003           2004            2003
                                                -------------   -------------   -------------  --------------
Income:
   Dividends                                    $   1,913,463   $     860,110   $   1,350,668  $      428,452

Expenses:
    Mortality and expense risk
        and administrative charges                  2,283,289       1,578,229       1,957,893         932,800
                                                -------------   -------------   -------------  --------------

Net investment income (loss)                         (369,826)       (718,119)       (607,225)       (504,348)

Net realized gain (loss)                            5,332,180      (2,490,029)      4,426,298       1,837,613
Unrealized appreciation (depreciation)
    during the period                              23,203,100      43,016,341      18,911,749      22,987,478
                                                -------------   -------------   -------------  --------------

Net increase (decrease) in
    contract owners' equity from operations        28,165,454      39,808,193      22,730,822      24,320,743

Changes from principal transactions:
       Purchase payments                            1,610,621       1,665,762      27,100,413      29,825,773
       Transfers between sub-accounts
           and the Company                         17,721,865      16,649,122      11,046,214      11,166,853
       Withdrawals                                (11,378,451)     (7,175,085)     (3,492,765)     (2,781,811)
       Annual contract fee                           (295,589)       (226,279)       (374,686)       (143,289)
                                                -------------   -------------   -------------  --------------

Net increase (decrease) in contract owners'
    equity from principal transactions              7,658,446      10,913,520      34,279,176      38,067,526
                                                -------------   -------------   -------------  --------------

Total increase (decrease) in
    contract owners' equity                        35,823,900      50,721,713      57,009,998      62,388,269

Contract owners' equity at
    beginning of period                           139,854,117      89,132,404      92,382,206      29,993,937
                                                -------------   -------------   -------------  --------------

Contract owners' equity at
    end of period                               $ 175,678,017   $ 139,854,117   $ 149,392,204  $   92,382,206
                                                =============   =============   =============  ==============

See accompanying notes.

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account H (formerly the Manufacturers Life Insurance Company of North America Separate
                                   Account A)

   Statements of Operations and Changes in Contract Owners' Equity (continued)

                                                                        SUB-ACCOUNT
                                                -------------------------------------------------------------
                                                  SMALL COMPANY BLEND -- A        SMALL COMPANY BLEND -- B
                                                -----------------------------   -----------------------------
                                                   YEAR ENDED DECEMBER 31          YEAR ENDED DECEMBER 31
                                                   2004             2003            2004           2003
                                                -------------   -------------   -------------  --------------
Income:
   Dividends                                    $           0   $           0   $           0  $            0

Expenses:
    Mortality and expense risk
        and administrative charges                  1,648,452       1,530,673         994,340         531,583
                                                -------------   -------------   -------------  --------------

Net investment income (loss)                       (1,648,452)     (1,530,673)       (994,340)       (531,583)

Net realized gain (loss)                            1,645,748      (5,865,268)      2,631,426         872,949
Unrealized appreciation (depreciation)
    during the period                               5,049,423      40,837,469       1,589,031      11,148,655
                                                -------------   -------------   -------------  --------------

Net increase (decrease) in
    contract owners' equity from operations         5,046,719      33,441,528       3,226,117      11,490,021

Changes from principal transactions:
       Purchase payments                            1,531,687       1,312,566      14,962,699      20,532,492
       Transfers between sub-accounts
           and the Company                        (11,140,559)      4,596,710      (4,080,841)      9,023,912
       Withdrawals                                 (8,889,364)     (6,873,419)     (1,781,798)       (744,019)
       Annual contract fee                           (242,967)       (244,100)       (201,932)        (83,203)
                                                -------------   -------------   -------------  --------------

Net increase (decrease) in contract owners'
    equity from principal transactions            (18,741,203)     (1,208,243)      8,898,128      28,729,182
                                                -------------   -------------   -------------  --------------
Total increase (decrease) in
    contract owners' equity                       (13,694,484)     32,233,285      12,124,245      40,219,203

Contract owners' equity at
    beginning of period                           121,730,978      89,497,693      55,692,520      15,473,317
                                                -------------   -------------   -------------  --------------

Contract owners' equity at
    end of period                               $ 108,036,494   $ 121,730,978   $  67,816,765  $   55,692,520
                                                =============   =============   =============  ==============

See accompanying notes.

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account H (formerly the Manufacturers Life Insurance Company of North America Separate
                                   Account A)

   Statements of Operations and Changes in Contract Owners' Equity (continued)

                                                                          SUB-ACCOUNT
                                                -------------------------------------------------------------
                                                      TOTAL RETURN -- A              TOTAL RETURN -- B
                                                -----------------------------   -----------------------------
                                                   YEAR ENDED DECEMBER 31          YEAR ENDED DECEMBER 31
                                                    2004            2003            2004           2003
                                                -------------   -------------   -------------  --------------
Income:
   Dividends                                    $  22,619,246   $  38,122,057   $  13,094,253   $  13,257,082

Expenses:
    Mortality and expense risk
        and administrative charges                  6,603,269       8,667,997       4,352,368       3,674,276
                                                -------------   -------------   -------------  --------------

Net investment income (loss)                       16,015,977      29,454,060       8,741,885       9,582,806

Net realized gain (loss)                            1,503,673       8,725,739        (479,165)        247,143
Unrealized appreciation (depreciation)
    during the period                              (3,516,059)    (19,452,832)       (480,238)     (3,884,109)
                                                -------------   -------------   -------------  --------------

Net increase (decrease) in
    contract owners' equity from operations        14,003,591      18,726,967       7,782,482       5,945,840

Changes from principal transactions:
       Purchase payments                            3,509,272       6,396,388      41,192,750     109,701,093
       Transfers between sub-accounts
           and the Company                        (67,051,803)    (87,612,913)    (28,901,694)     18,023,056
       Withdrawals                                (41,727,579)    (54,324,767)    (11,714,123)    (20,420,323)
       Annual contract fee                           (807,482)     (1,088,694)       (689,174)       (420,260)
                                                -------------   -------------   -------------  --------------

Net increase (decrease) in contract owners'
    equity from principal transactions           (106,077,592)   (136,629,986)       (112,241)    106,883,566
                                                -------------   -------------   -------------  --------------
Total increase (decrease) in
    contract owners' equity                       (92,074,001)   (117,903,019)      7,670,241     112,829,406

Contract owners' equity at
    beginning of period                           493,003,323     610,906,342     260,775,374     147,945,968
                                                -------------   -------------   -------------  --------------

Contract owners' equity at
    end of period                               $ 400,929,322   $ 493,003,323   $ 268,445,615  $  260,775,374
                                                =============   =============   =============  ==============

See accompanying notes.

[MERRILL LYNCH LOGO]           COMPUTATIONAL MATERIALS FOR
                               MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                               SERIES 2004-SL1

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account H (formerly the Manufacturers Life Insurance Company of North America Separate
                                   Account A)

   Statements of Operations and Changes in Contract Owners' Equity (continued)

                                                                         SUB-ACCOUNT
                                                -------------------------------------------------------------
                                                  U.S. LARGE CAP -- A (2)         U.S. LARGE CAP -- B (2)
                                                -----------------------------   -----------------------------
                                                   YEAR ENDED DECEMBER 31          YEAR ENDED DECEMBER 31
                                                    2004            2003            2004           2003
                                                -------------   -------------   -------------  --------------
Income:
   Dividends                                    $     952,969   $   1,027,357   $     280,125  $      294,980

Expenses:
    Mortality and expense risk
        and administrative charges                  5,257,114       3,850,687       1,880,305       1,145,557
                                                -------------   -------------   -------------  --------------

Net investment income (loss)                       (4,304,145)     (2,823,330)     (1,600,180)       (850,577)

Net realized gain (loss)                            3,383,418     (13,730,869)      4,257,461         890,962
Unrealized appreciation (depreciation)
    during the period                              29,292,165      94,141,401       5,889,779      22,003,462
                                                -------------   -------------   -------------  --------------

Net increase (decrease) in
    contract owners' equity from operations        28,371,438      77,587,202       8,547,060      22,043,847

Changes from principal transactions:
       Purchase payments                            3,225,531       2,731,656      17,989,184      30,133,548
       Transfers between sub-accounts
           and the Company                         90,458,149      (8,277,233)      5,458,933       9,026,408
       Withdrawals                                (26,104,765)    (18,187,380)     (3,128,333)     (1,730,625)
       Annual contract fee                           (706,023)       (546,215)       (392,688)       (210,633)
                                                -------------   -------------   -------------  --------------

Net increase (decrease) in contract owners'
    equity from principal transactions             66,872,892     (24,279,172)     19,927,096      37,218,698
                                                -------------   -------------   -------------  --------------

Total increase (decrease) in
    contract owners' equity                        95,244,330      53,308,030      28,474,156      59,262,545

Contract owners' equity at
    beginning of period                           289,438,674     236,130,644      99,194,217      39,931,672
                                                -------------   -------------   -------------  --------------

Contract owners' equity at
    end of period                               $ 384,683,004   $ 289,438,674   $ 127,668,373  $   99,194,217
                                                =============   =============   =============  ==============

(2) Effective May 2, 2003, the U.S. Large Cap Value Sub-Account was renamed the U.S. Large Cap through a vote of the Board of Directors.

See accompanying notes.

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account H (formerly the Manufacturers Life Insurance Company of North America Separate
                                   Account A)

   Statements of Operations and Changes in Contract Owners' Equity (continued)

                                                                         SUB-ACCOUNT
                                                -------------------------------------------------------------
                                                     MID CAP STOCK -- A              MID CAP STOCK -- B
                                                -----------------------------   -----------------------------
                                                   YEAR ENDED DECEMBER 31          YEAR ENDED DECEMBER 31
                                                    2004            2003            2004            2003
                                                -------------   -------------   -------------  --------------
Income:
   Dividends                                    $           0   $           0   $           0  $            0

Expenses:
    Mortality and expense risk
        and administrative charges                  2,417,327       1,765,507       1,586,820         663,746
                                                -------------   -------------   -------------  --------------

Net investment income (loss)                       (2,417,327)     (1,765,507)     (1,586,820)       (663,746)

Net realized gain (loss)                            6,357,358     (3,953,338)       6,674,526         521,177
Unrealized appreciation (depreciation)
    during the period                              20,971,029      45,265,057       9,730,840      14,045,762
                                                -------------   -------------   -------------  --------------

Net increase (decrease) in
    contract owners' equity from operations        24,911,060      39,546,212      14,818,546      13,903,193

Changes from principal transactions:
       Purchase payments                            1,822,136       1,556,968      22,856,897      26,830,411
       Transfers between sub-accounts
           and the Company                          8,819,185      27,772,543        (299,970)     19,278,690
       Withdrawals                                (12,892,187)     (9,081,838)     (2,979,533)     (1,079,543)
       Annual contract fee                           (364,386)       (296,081)       (307,979)       (105,344)
                                                -------------   -------------   -------------  --------------

Net increase (decrease) in contract owners'
    equity from principal transactions             (2,615,252)     19,951,592      19,269,415      44,924,214
                                                -------------   -------------   -------------  --------------

Total increase (decrease) in
    contract owners' equity                        22,295,808      59,497,804      34,087,961      58,827,407

Contract owners' equity at
    beginning of period                           151,622,430      92,124,626      76,987,939      18,160,532
                                                -------------   -------------   -------------  --------------

Contract owners' equity at
    end of period                               $ 173,918,238   $ 151,622,430   $ 111,075,900  $   76,987,939
                                                =============   =============   =============  ==============

See accompanying notes.

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account H (formerly the Manufacturers Life Insurance Company of North America Separate
                                   Account A)

   Statements of Operations and Changes in Contract Owners' Equity (continued)

                                                                         SUB-ACCOUNT
                                                -------------------------------------------------------------
                                                  GLOBAL ALLOCATION -- A (3)      GLOBAL ALLOCATION -- B (3)
                                                -----------------------------   -----------------------------
                                                   YEAR ENDED DECEMBER 31           YEAR ENDED DECEMBER 31
                                                   2004             2003            2004            2003
                                                -------------   -------------   -------------  --------------
Income:
   Dividends                                    $     575,918   $     242,824   $     226,056  $       40,241

Expenses:
    Mortality and expense risk
        and administrative charges                    851,745         758,544         467,251         156,883
                                                -------------   -------------   -------------  --------------

Net investment income (loss)                         (275,827)       (515,720)       (241,195)       (116,642)

Net realized gain (loss)                             (400,930)     (5,720,796)        596,076         335,456
Unrealized appreciation (depreciation)
    during the period                               6,750,613      17,070,057       3,582,161       2,241,544
                                                -------------   -------------   -------------  --------------

Net increase (decrease) in
    contract owners' equity from operations         6,073,856      10,833,541       3,937,042       2,460,358

Changes from principal transactions:
       Purchase payments                              788,402         486,706      19,473,550       6,346,340
       Transfers between sub-accounts
           and the Company                          4,972,506      (6,651,531)      7,305,346       3,538,890
       Withdrawals                                 (4,730,926)     (2,506,961)       (667,172)       (243,712)
       Annual contract fee                           (153,859)       (169,400)        (85,704)        (31,743)
                                                -------------   -------------   -------------  --------------

Net increase (decrease) in contract owners'
    equity from principal transactions                876,123      (8,841,186)     26,026,020       9,609,775
                                                -------------   -------------   -------------  --------------

Total increase (decrease) in
    contract owners' equity                         6,949,979       1,992,355      29,963,062      12,070,133

Contract owners' equity at
    beginning of period                            53,968,403      51,976,048      17,237,566       5,167,433
                                                -------------   -------------   -------------  --------------

Contract owners' equity at
    end of period                               $  60,918,382   $  53,968,403   $  47,200,628  $   17,237,566
                                                =============   =============   =============  ==============

(3) Effective May 5, 2003, the Tactical Allocation Sub-Account was renamed the Global Allocation through a vote of the Board of Directors.

See accompanying notes.

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account H (formerly the Manufacturers Life Insurance Company of North America Separate
                                   Account A)

   Statements of Operations and Changes in Contract Owners' Equity (continued)

                                                                         SUB-ACCOUNT
                                                -------------------------------------------------------------
                                                    DYNAMIC GROWTH -- A             DYNAMIC GROWTH -- B
                                                -----------------------------   -----------------------------
                                                   YEAR ENDED DECEMBER 31          YEAR ENDED DECEMBER 31
                                                    2004            2003            2004            2003
                                                -------------   -------------   -------------  --------------
Income:
   Dividends                                    $           0   $           0   $           0  $            0

Expenses:
    Mortality and expense risk
        and administrative charges                  1,507,623       1,307,716         573,965         389,027
                                                -------------   -------------   -------------  --------------

Net investment income (loss)                       (1,507,623)     (1,307,716)       (573,965)       (389,027)

Net realized gain (loss)                           (1,445,720)    (14,968,813)      1,796,486         694,583
Unrealized appreciation (depreciation)
    during the period                              10,278,154      40,081,610       1,483,767       6,952,445
                                                -------------   -------------   -------------  --------------

Net increase (decrease) in
    contract owners' equity from operations         7,324,811      23,805,081       2,706,288       7,258,001

Changes from principal transactions:
       Purchase payments                            2,077,587       1,863,316       2,526,488       4,865,312
       Transfers between sub-accounts
           and the Company                        (12,838,852)     36,246,415      (4,776,363)     23,010,178
       Withdrawals                                 (7,174,748)     (4,882,183)     (1,536,290)       (634,035)
       Annual contract fee                           (306,810)       (287,922)       (121,786)        (90,837)
                                                -------------   -------------   -------------  --------------

Net increase (decrease) in contract owners'
    equity from principal transactions            (18,242,823)     32,939,626      (3,907,951)     27,150,618
                                                -------------   -------------   -------------  --------------

Total increase (decrease) in
    contract owners' equity                       (10,918,012)     56,744,707      (1,201,663)     34,408,619

Contract owners' equity at
    beginning of period                           110,292,674      53,547,967      38,545,157       4,136,538
                                                -------------   -------------   -------------  --------------

Contract owners' equity at
    end of period                               $  99,374,662   $ 110,292,674   $  37,343,494  $   38,545,157
                                                =============   =============   =============  ==============

See accompanying notes.

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account H (formerly the Manufacturers Life Insurance Company of North America Separate
                                   Account A)

   Statements of Operations and Changes in Contract Owners' Equity (continued)

                                                                          SUB-ACCOUNT
                                                -------------------------------------------------------------
                                                 INTERNATIONAL INDEX -- A (4)   INTERNATIONAL INDEX -- B (4)
                                                -----------------------------   -----------------------------
                                                    YEAR ENDED DECEMBER 31        YEAR ENDED DECEMBER 31
                                                    2004             2003           2004            2003
                                                -------------   -------------   -------------  --------------
Income:
   Dividends                                    $     211,760   $     245,834   $     201,020  $      193,089

Expenses:
    Mortality and expense risk
        and administrative charges                    143,775         225,749         141,321         178,753
                                                -------------   -------------   -------------  --------------

Net investment income (loss)                           67,985          20,085          59,699          14,336

Net realized gain (loss)                            2,751,393        (608,288)      3,343,965         710,643
Unrealized appreciation (depreciation)
    during the period                              (2,326,101)       4,808,828     (3,031,154)      3,136,670
                                                -------------   -------------   -------------  --------------

Net increase (decrease) in
    contract owners' equity from operations           493,277       4,220,625         372,510       3,861,649

Changes from principal transactions:
       Purchase payments                              215,845         254,441       2,593,890       4,799,531
       Transfers between sub-accounts
           and the Company                        (19,240,155)      1,330,282     (18,701,626)      4,686,350
       Withdrawals                                   (580,449)       (673,064)       (300,964)     (2,486,791)
       Annual contract fee                            (29,013)        (40,634)        (17,752)        (29,510)
                                                -------------   -------------   -------------  --------------

Net increase (decrease) in contract owners'
    equity from principal transactions            (19,633,772)        871,025     (16,426,452)      6,969,580
                                                -------------   -------------   -------------  --------------

Total increase (decrease) in
    contract owners' equity                       (19,140,495)      5,091,650     (16,053,942)     10,831,229

Contract owners' equity at
    beginning of period                            19,140,495      14,048,845      16,053,942       5,222,713
                                                -------------   -------------   -------------  --------------

Contract owners' equity at
    end of period                               $           0   $  19,140,495   $           0  $   16,053,942
                                                =============   =============   =============  ==============

(4)  Ceased Operations, June 18, 2004, through a vote of the Board of Directors.

See accompanying notes.

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account H (formerly the Manufacturers Life Insurance Company of North America Separate
                                   Account A)

   Statements of Operations and Changes in Contract Owners' Equity (continued)

                                                                        SUB-ACCOUNT
                                                -------------------------------------------------------------
                                                TOTAL STOCK MARKET INDEX -- A   TOTAL STOCK MARKET INDEX -- B
                                                -----------------------------   -----------------------------
                                                    YEAR ENDED DECEMBER 31         YEAR ENDED DECEMBER 31
                                                     2004           2003            2004            2003
                                                -------------   -------------   -------------  --------------
Income:
   Dividends                                    $     231,423   $           0   $     158,160  $            0

Expenses:
    Mortality and expense risk
         and administrative charges                   552,060         438,497         458,601         239,005
                                                -------------   -------------   -------------  --------------

Net investment income (loss)                         (320,637)       (438,497)       (300,441)       (239,005)

Net realized gain (loss)                              350,282      (1,410,997)      1,622,438          87,807
Unrealized appreciation (depreciation)
    during the period                               3,170,431       9,278,258       1,038,229       4,319,660
                                                -------------   -------------   -------------  --------------

Net increase (decrease) in
    contract owners' equity from operations         3,200,076       7,428,764       2,360,226       4,168,462

Changes from principal transactions:
       Purchase payments                              372,188         387,538       6,676,926       9,914,698
       Transfers between sub-accounts
           and the Company                         (1,878,367)      6,476,328      (3,449,537)      6,216,570
       Withdrawals                                 (1,853,160)     (1,700,206)       (898,440)       (325,601)
       Annual contract fee                            (70,749)        (69,620)        (86,587)        (33,840)
                                                -------------   -------------   -------------  --------------

Net increase (decrease) in contract owners'
    equity from principal transactions             (3,430,088)      5,094,040       2,242,362      15,771,827
                                                -------------   -------------   -------------  --------------

Total increase (decrease) in
    contract owners' equity                          (230,012)     12,522,804       4,602,588      19,940,289

Contract owners' equity at
    beginning of period                            36,653,835      24,131,031      25,815,745       5,875,456
                                                -------------   -------------   -------------  --------------

Contract owners' equity at
    end of period                               $  36,423,823   $  36,653,835   $  30,418,333  $   25,815,745
                                                =============   =============   =============  ==============

See accompanying notes.

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account H (formerly the Manufacturers Life Insurance Company of North America Separate
                                   Account A)

   Statements of Operations and Changes in Contract Owners' Equity (continued)

                                                                        SUB-ACCOUNT
                                                -------------------------------------------------------------
                                                      500 INDEX -- A                 500 INDEX -- B
                                                -----------------------------   -----------------------------
                                                   YEAR ENDED DECEMBER 31         YEAR ENDED DECEMBER 31
                                                    2004            2003             2004           2003
                                                -------------   -------------   -------------  --------------
Income:
    Dividends                                   $   1,768,446   $   1,487,820   $     931,637  $      556,682

Expenses:
    Mortality and expense risk
        and administrative charges                  2,828,663       2,482,358       1,885,747       1,101,155
                                                -------------   -------------   -------------  --------------

Net investment income (loss)                       (1,060,217)       (994,538)       (954,110)       (544,473)

Net realized gain (loss)                            2,528,611     (12,949,387)      3,275,621         702,971
Unrealized appreciation (depreciation)
    during the period                              13,584,442      53,097,608       7,055,885      16,909,678
                                                -------------   -------------   -------------  --------------

Net increase (decrease) in
    contract owners' equity from operations        15,052,836      39,153,683       9,377,396      17,068,176

Changes from principal transactions:
       Purchase payments                            2,511,528       2,400,970      15,577,049      32,423,115
       Transfers between sub-accounts
           and the Company                         (6,808,771)     13,494,413       3,357,247      19,768,619
       Withdrawals                                (13,490,146)     (9,306,841)     (4,280,822)     (2,087,330)
       Annual contract fee                           (500,254)       (492,795)       (409,341)       (196,319)
                                                -------------   -------------   -------------  --------------

Net increase (decrease) in contract owners'
    equity from principal transactions            (18,287,643)      6,095,747      14,244,133      49,908,085
                                                -------------   -------------   -------------  --------------

Total increase (decrease) in
    contract owners' equity                        (3,234,807)     45,249,430      23,621,529      66,976,261

Contract owners' equity at
    beginning of period                           192,706,237     147,456,807     103,375,900      36,399,639
                                                -------------   -------------   -------------  --------------

Contract owners' equity at
    end of period                               $ 189,471,430   $ 192,706,237   $ 126,997,429  $  103,375,900
                                                =============   =============   =============  ==============

See accompanying notes.

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account H (formerly the Manufacturers Life Insurance Company of North America Separate
                                   Account A)

   Statements of Operations and Changes in Contract Owners' Equity (continued)

                                                                        SUB-ACCOUNT
                                                -------------------------------------------------------------
                                                     MID CAP INDEX -- A              MID CAP INDEX -- B
                                                -----------------------------   -----------------------------
                                                   YEAR ENDED DECEMBER 31          YEAR ENDED DECEMBER 31
                                                    2004            2003             2004           2003
                                                -------------   -------------   -------------  --------------
Income:
   Dividends                                    $     336,807   $           0   $     196,236  $            0

Expenses:
    Mortality and expense risk
        and administrative charges                  1,002,917         807,521         767,802         376,577
                                                -------------   -------------   -------------  --------------

Net investment income (loss)                         (666,110)       (807,521)       (571,566)       (376,577)

Net realized gain (loss)                            2,854,586      (1,709,762)      2,601,071          76,354
Unrealized appreciation (depreciation)
    during the period                               6,335,395      17,772,697       4,161,240       7,484,869
                                                -------------   -------------   -------------  --------------

Net increase (decrease) in
    contract owners' equity from operations         8,523,871      15,255,414       6,190,745       7,184,646

Changes from principal transactions:
       Purchase payments                              829,554         800,616       9,478,597      12,674,613
       Transfers between sub-accounts
           and the Company                         (2,803,001)      5,154,450          65,742       7,431,069
       Withdrawals                                 (5,001,647)     (3,991,530)     (1,593,586)       (467,387)
       Annual contract fee                           (153,439)       (145,606)       (156,879)        (64,415)
                                                -------------   -------------   -------------  --------------

Net increase (decrease) in contract owners'
    equity from principal transactions             (7,128,533)      1,817,930       7,793,874      19,573,880
                                                -------------   -------------   -------------  --------------

Total increase (decrease) in
    contract owners' equity                         1,395,338      17,073,344      13,984,619      26,758,526

Contract owners' equity at
    beginning of period                            66,779,977      49,706,633      38,917,810      12,159,284
                                                -------------   -------------   -------------  --------------

Contract owners' equity at
    end of period                               $  68,175,315   $  66,779,977   $  52,902,429  $   38,917,810
                                                =============   =============   =============  ==============

See accompanying notes.

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account H (formerly the Manufacturers Life Insurance Company of North America Separate
                                   Account A)

   Statements of Operations and Changes in Contract Owners' Equity (continued)

                                                                          SUB-ACCOUNT
                                                -------------------------------------------------------------
                                                    SMALL CAP INDEX -- A             SMALL CAP INDEX -- B
                                                -----------------------------   -----------------------------
                                                   YEAR ENDED DECEMBER 31           YEAR ENDED DECEMBER 31
                                                    2004            2003            2004            2003
                                                -------------   -------------   -------------  --------------
Income:
   Dividends                                    $     169,957   $           0   $      97,615  $            0

Expenses:
    Mortality and expense risk
        and administrative charges                    757,272         560,002         676,438         320,619
                                                -------------   -------------   -------------  --------------

Net investment income (loss)                         (587,315)       (560,002)       (578,823)       (320,619)

Net realized gain (loss)                            5,361,843        (834,348)      3,431,136         528,043
Unrealized appreciation (depreciation)
    during the period                               2,058,168      14,713,180       3,241,652       7,240,581
                                                -------------   -------------   -------------  --------------

Net increase (decrease) in
    contract owners' equity from operations         6,832,696      13,318,830       6,093,965       7,448,005

Changes from principal transactions:
       Purchase payments                              765,663         628,128       8,963,203       9,511,910
       Transfers between sub-accounts
           and the Company                         (8,411,284)     14,664,535        (430,237)      9,097,519
       Withdrawals                                 (4,541,849)     (2,164,037)     (1,790,449)       (347,026)
       Annual contract fee                           (116,145)        (98,019)       (131,067)        (57,021)
                                                -------------   -------------   -------------  --------------

Net increase (decrease) in contract owners'
    equity from principal transactions            (12,303,615)     13,030,607       6,611,450      18,205,382
                                                -------------   -------------   -------------  --------------

Total increase (decrease) in
    contract owners' equity                        (5,470,919)     26,349,437      12,705,415      25,653,387

Contract owners' equity at
    beginning of period                            55,382,478      29,033,041      34,874,227       9,220,840
                                                -------------   -------------   -------------  --------------

Contract owners' equity at
    end of period                               $  49,911,559   $  55,382,478   $  47,579,642  $   34,874,227
                                                =============   =============   =============  ==============

See accompanying notes.

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account H (formerly the Manufacturers Life Insurance Company of North America Separate
                                   Account A)

   Statements of Operations and Changes in Contract Owners' Equity (continued)

                                                                          SUB-ACCOUNT
                                                -------------------------------------------------------------
                                                  CAPITAL APPRECIATION -- A       CAPITAL APPRECIATION -- B
                                                -----------------------------   -----------------------------
                                                   YEAR ENDED DECEMBER 31           YEAR ENDED DECEMBER 31
                                                    2004            2003            2004            2003
                                                -------------   -------------   -------------  --------------
Income:
   Dividends                                    $           0   $           0   $           0  $            0

Expenses:
    Mortality and expense risk
        and administrative charges                    629,141         580,048         593,287         391,515
                                                -------------   -------------   -------------  --------------

Net investment income (loss)                         (629,141)       (580,048)       (593,287)       (391,515)

Net realized gain (loss)                             (295,419)     (2,751,528)      1,198,124         (70,548)
Unrealized appreciation (depreciation)
    during the period                               3,709,043      12,586,350       1,971,271       6,592,133
                                                -------------   -------------   -------------  --------------

Net increase (decrease) in
    contract owners' equity from operations         2,784,483       9,254,774       2,576,108       6,130,070

Changes from principal transactions:
       Purchase payments                              449,986         889,795       4,113,795       9,331,010
       Transfers between sub-accounts
           and the Company                         (1,929,649)      1,001,664      (2,397,528)      6,950,821
       Withdrawals                                 (2,984,327)     (2,024,517)     (1,047,192)       (540,253)
       Annual contract fee                           (113,007)       (116,413)       (130,924)        (66,944)
                                                -------------   -------------   -------------  --------------

Net increase (decrease) in contract owners'
    equity from principal transactions             (4,576,997)       (249,471)        538,151      15,674,634
                                                -------------   -------------   -------------  --------------

Total increase (decrease) in
    contract owners' equity                        (1,792,514)      9,005,303       3,114,259      21,804,704

Contract owners' equity at
    beginning of period                            42,404,216      33,398,913      34,921,858      13,117,154
                                                -------------   -------------   -------------  --------------

Contract owners' equity at
    end of period                               $  40,611,702   $  42,404,216   $  38,036,117  $   34,921,858
                                                =============   =============   =============  ==============

See accompanying notes.

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account H (formerly the Manufacturers Life Insurance Company of North America Separate
                                   Account A)

   Statements of Operations and Changes in Contract Owners' Equity (continued)

                                                                         SUB-ACCOUNT
                                                -------------------------------------------------------------
                                                    HEALTH SCIENCES -- A            HEALTH SCIENCES -- B
                                                -----------------------------   -----------------------------
                                                   YEAR ENDED DECEMBER 31          YEAR ENDED DECEMBER 31
                                                    2004            2003            2004            2003
                                                -------------   -------------   -------------  --------------
Income:
   Dividends                                    $           0   $           0   $           0  $            0

Expenses:
    Mortality and expense risk
        and administrative charges                  1,253,186         961,366       1,046,157         514,144
                                                -------------   -------------   -------------  --------------

Net investment income (loss)                       (1,253,186)       (961,366)     (1,046,157)       (514,144)

Net realized gain (loss)                            4,450,756      (1,458,650)      3,785,459         643,211
Unrealized appreciation (depreciation)
    during the period                               5,706,950      19,864,783       4,127,577       8,730,114
                                                -------------   -------------   -------------  --------------

Net increase (decrease) in
    contract owners' equity from operations         8,904,520      17,444,767       6,866,879       8,859,181

Changes from principal transactions:
       Purchase payments                            1,107,008       1,321,398      14,034,918      17,961,280
       Transfers between sub-accounts
           and the Company                          3,059,141      10,439,258       2,404,108       9,329,187
       Withdrawals                                 (6,641,092)     (4,086,313)     (2,513,790)     (1,200,623)
       Annual contract fee                           (227,383)       (196,282)       (222,051)        (95,068)
                                                -------------   -------------   -------------  --------------

Net increase (decrease) in contract owners'
    equity from principal transactions             (2,702,326)      7,478,061      13,703,185      25,994,776
                                                -------------   -------------   -------------  --------------

Total increase (decrease) in
    contract owners' equity                         6,202,194      24,922,828      20,570,064      34,853,957

Contract owners' equity at
    beginning of period                            73,972,050      49,049,222      50,185,027      15,331,070
                                                -------------   -------------   -------------  --------------

Contract owners' equity at
    end of period                               $  80,174,244   $  73,972,050   $  70,755,091  $   50,185,027
                                                =============   =============   =============  ==============

See accompanying notes.

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account H (formerly the Manufacturers Life Insurance Company of North America Separate
                                   Account A)

   Statements of Operations and Changes in Contract Owners' Equity (continued)

                                                                          SUB-ACCOUNT
                                                -------------------------------------------------------------
                                                   FINANCIAL SERVICES -- A        FINANCIAL SERVICES -- B
                                                -----------------------------   -----------------------------
                                                    YEAR ENDED DECEMBER 31         YEAR ENDED DECEMBER 31
                                                     2004            2003           2004            2003
                                                -------------   -------------   -------------  --------------
Income:
   Dividends                                    $     160,720   $      63,885   $     111,385  $       43,865

Expenses:
    Mortality and expense risk
       and administrative charges                     638,961         541,887         603,053         356,061
                                                -------------   -------------   -------------  --------------

Net investment income (loss)                         (478,241)       (478,002)       (491,668)       (312,196)

Net realized gain (loss)                            1,763,707        (509,791)      2,017,945         245,658
Unrealized appreciation (depreciation)
    during the period                               1,988,504      10,866,427       1,283,729       6,796,237
                                                -------------   -------------   -------------  --------------

Net increase (decrease) in
    contract owners' equity from operations         3,273,970       9,878,634       2,810,006       6,729,699

Changes from principal transactions:
       Purchase payments                              525,824         839,814       6,966,887      11,722,821
       Transfers between sub-accounts
           and the Company                         (2,845,958)      2,204,456      (2,654,925)      4,382,699
       Withdrawals                                 (2,716,433)     (2,230,835)     (1,617,395)       (850,259)
       Annual contract fee                           (126,573)       (118,410)       (132,267)        (65,335)
                                                -------------   -------------   -------------  --------------

Net increase (decrease) in contract owners'
    equity from principal transactions             (5,163,140)        695,025       2,562,300      15,189,926
                                                -------------   -------------   -------------  --------------

Total increase (decrease) in
    contract owners' equity                        (1,889,170)     10,573,659       5,372,306      21,919,625

Contract owners' equity at
    beginning of period                            42,022,538      31,448,879      33,640,142      11,720,517
                                                -------------   -------------   -------------  --------------

Contract owners' equity at
    end of period                               $  40,133,368   $  42,022,538   $  39,012,448  $   33,640,142
                                                =============   =============   =============  ==============

See accompanying notes.

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account H (formerly the Manufacturers Life Insurance Company of North America Separate
                                   Account A)

   Statements of Operations and Changes in Contract Owners' Equity (continued)

                                                                         SUB-ACCOUNT
                                                -------------------------------------------------------------
                                                 QUANTITATIVE MID CAP -- A        QUANTITATIVE MID CAP -- B
                                                -----------------------------   -----------------------------
                                                   YEAR ENDED DECEMBER 31           YEAR ENDED DECEMBER 31
                                                    2004            2003            2004            2003
                                                -------------   -------------   -------------  --------------
Income:
   Dividends                                    $           0   $           0   $           0  $            0

Expenses:
    Mortality and expense risk
        and administrative charges                    171,769         115,629         146,152          72,366
                                                -------------   -------------   -------------  --------------

Net investment income (loss)                         (171,769)       (115,629)       (146,152)        (72,366)

Net realized gain (loss)                            1,186,956        (201,116)        789,979         151,296
Unrealized appreciation (depreciation)
    during the period                                 643,047       2,704,335         721,446       1,405,029
                                                -------------   -------------   -------------  --------------

Net increase (decrease) in
    contract owners' equity from operations         1,658,234       2,387,590       1,365,273       1,483,959

Changes from principal transactions:
       Purchase payments                              131,162         123,111       1,758,549       1,717,859
       Transfers between sub-accounts
           and the Company                          3,163,534         973,388       1,503,973       1,574,493
       Withdrawals                                   (931,862)       (778,599)       (351,637)        (82,040)
       Annual contract fee                            (28,349)        (20,690)        (31,950)        (14,007)
                                                -------------   -------------   -------------  --------------

Net increase (decrease) in contract owners'
    equity from principal transactions              2,334,485         297,210       2,878,935       3,196,305
                                                -------------   -------------   -------------  --------------

Total increase (decrease) in
    contract owners' equity                         3,992,719       2,684,800       4,244,208       4,680,264

Contract owners' equity at
    beginning of period                             9,549,894       6,865,094       6,766,184       2,085,920
                                                -------------   -------------   -------------  --------------

Contract owners' equity at
    end of period                               $  13,542,613   $   9,549,894   $  11,010,392  $    6,766,184
                                                =============   =============   =============  ==============

See accompanying notes.

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account H (formerly the Manufacturers Life Insurance Company of North America Separate
                                   Account A)

   Statements of Operations and Changes in Contract Owners' Equity (continued)

                                                                        SUB-ACCOUNT
                                                -------------------------------------------------------------
                                                     STRATEGIC GROWTH -- A         STRATEGIC GROWTH -- B
                                                -----------------------------   -----------------------------
                                                    YEAR ENDED DECEMBER 31         YEAR ENDED DECEMBER 31
                                                     2004           2003             2004          2003
                                                -------------   -------------   -------------  --------------
Income:
   Dividends                                    $           0   $           0   $           0  $            0

Expenses:
    Mortality and expense risk
        and administrative charges                    760,708         764,632         543,063         368,125
                                                -------------   -------------   -------------  --------------

Net investment income (loss)                         (760,708)       (764,632)       (543,063)       (368,125)

Net realized gain (loss)                             (731,718)     (3,056,403)      1,308,329         151,170
Unrealized appreciation (depreciation)
    during the period                               3,612,565      14,901,500         749,714       5,322,286
                                                -------------   -------------   -------------  --------------

Net increase (decrease) in
    contract owners' equity from operations         2,120,139      11,080,465       1,514,980       5,105,331

Changes from principal transactions:
       Purchase payments                              745,134         948,009       3,794,061       9,508,896
       Transfers between sub-accounts
           and the Company                         (4,850,027)     (3,851,663)     (1,185,452)      4,971,784
       Withdrawals                                 (4,145,026)     (2,990,413)     (1,022,347)       (635,149)
       Annual contract fee                           (127,537)       (157,941)       (112,193)        (59,379)
                                                -------------   -------------   -------------  --------------

Net increase (decrease) in contract owners'
    equity from principal transactions             (8,377,456)     (6,052,008)      1,474,069      13,786,152
                                                -------------   -------------   -------------  --------------

Total increase (decrease) in
    contract owners' equity                        (6,257,317)      5,028,457       2,989,049      18,891,483

Contract owners' equity at
    beginning of period                            53,518,186      48,489,729      31,746,699      12,855,216
                                                -------------   -------------   -------------  --------------

Contract owners' equity at
    end of period                               $  47,260,869   $  53,518,186   $  34,735,748  $   31,746,699
                                                =============   =============   =============  ==============

See accompanying notes.

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account H (formerly the Manufacturers Life Insurance Company of North America Separate
                                   Account A)

   Statements of Operations and Changes in Contract Owners' Equity (continued)

                                                                        SUB-ACCOUNT
                                                -------------------------------------------------------------
                                                    ALL CAP VALUE -- A               ALL CAP VALUE -- B
                                                -----------------------------   -----------------------------
                                                   YEAR ENDED DECEMBER 31          YEAR ENDED DECEMBER 31
                                                    2004            2003            2004            2003
                                                -------------   -------------   -------------  --------------
Income:
   Dividends                                    $     202,000   $      23,479   $     127,064  $       13,958

Expenses:
    Mortality and expense risk
        and administrative charges                    938,569         584,632         805,062         271,501
                                                -------------   -------------   -------------  --------------

Net investment income (loss)                         (736,569)       (561,153)       (677,998)       (257,543)

Net realized gain (loss)                            3,833,375        (952,588)      2,255,146         279,251
Unrealized appreciation (depreciation)
    during the period                               5,030,035      13,529,847       5,397,988       5,462,578
                                                -------------   -------------   -------------  --------------

Net increase (decrease) in
    contract owners' equity from operations         8,126,841      12,016,106       6,975,136       5,484,286

Changes from principal transactions:
       Purchase payments                              564,956         692,938      12,784,342      12,880,161
       Transfers between sub-accounts
           and the Company                         10,202,667      18,186,083       8,124,436       9,610,799
       Withdrawals                                 (5,672,831)     (2,270,646)     (1,583,587)       (403,998)
       Annual contract fee                           (140,204)       (101,719)       (157,271)        (40,099)
                                                -------------   -------------   -------------  --------------

Net increase (decrease) in contract owners'
    equity from principal transactions              4,954,588      16,506,656      19,167,920      22,046,863
                                                -------------   -------------   -------------  --------------

Total increase (decrease) in
    contract owners' equity                        13,081,429      28,522,762      26,143,056      27,531,149

Contract owners' equity at
    beginning of period                            54,842,568      26,319,806      34,137,963       6,606,814
                                                -------------   -------------   -------------  --------------

Contract owners' equity at
    end of period                               $  67,923,997   $  54,842,568   $  60,281,019  $   34,137,963
                                                =============   =============   =============  ==============

See accompanying notes.

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account H (formerly the Manufacturers Life Insurance Company of North America Separate
                                   Account A)

   Statements of Operations and Changes in Contract Owners' Equity (continued)

                                                                        SUB-ACCOUNT
                                                -------------------------------------------------------------
                                                   STRATEGIC VALUE -- A (5)        STRATEGIC VALUE -- B (5)
                                                -----------------------------   -----------------------------
                                                    YEAR ENDED DECEMBER 31          YEAR ENDED DECEMBER 31
                                                     2004           2003             2004            2003
                                                -------------   -------------   -------------  --------------
Income:
   Dividends                                    $     121,703   $       4,925   $      68,178  $        8,226

Expenses:
    Mortality and expense risk
        and administrative charges                    512,301         455,388         363,236         173,850
                                                -------------   -------------   -------------  --------------

Net investment income (loss)                         (390,598)       (450,463)       (295,058)       (165,624)

Net realized gain (loss)                            1,005,999      (1,814,571)      1,153,346         104,033
Unrealized appreciation (depreciation)
    during the period                               4,311,151       9,379,994       2,516,046       2,864,459
                                                -------------   -------------   -------------  --------------

Net increase (decrease) in
    contract owners' equity from operations         4,926,552       7,114,960       3,374,334       2,802,868

Changes from principal transactions:
       Purchase payments                              560,601         521,532       4,837,196       6,736,116
       Transfers between sub-accounts
           and the Company                           (493,169)     (1,229,550)        397,129       3,007,566
       Withdrawals                                 (2,861,233)     (1,892,278)       (760,147)       (348,924)
       Annual contract fee                            (84,499)        (82,756)        (71,163)        (25,866)
                                                -------------   -------------   -------------  --------------

Net increase (decrease) in contract owners'
    equity from principal transactions             (2,878,300)     (2,683,052)      4,403,015       9,368,892
                                                -------------   -------------   -------------  --------------

Total increase (decrease) in
    contract owners' equity                         2,048,252       4,431,908       7,777,349      12,171,760

Contract owners' equity at
    beginning of period                            32,780,038      28,348,130      17,659,422       5,487,662
                                                -------------   -------------   -------------  --------------

Contract owners' equity at
    end of period                               $  34,828,290   $  32,780,038   $  25,436,771  $   17,659,422
                                                =============   =============   =============  ==============

(5) Effective May 5, 2003, the Capital Opportunities Sub-Account was renamed Strategic Value through a vote of the Board of Directors.

See accompanying notes.

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account H (formerly the Manufacturers Life Insurance Company of North America Separate
                                   Account A)

   Statements of Operations and Changes in Contract Owners' Equity (continued)

                                                                         SUB-ACCOUNT
                                                -------------------------------------------------------------
                                                      UTILITIES -- A                  UTILITIES -- B
                                                -----------------------------   -----------------------------
                                                   YEAR ENDED DECEMBER 31          YEAR ENDED DECEMBER 31
                                                    2004            2003            2004            2003
                                                -------------   -------------   -------------  --------------
Income:
   Dividends                                    $     278,224   $     247,136   $     211,206  $      128,999

Expenses:
    Mortality and expense risk
        and administrative charges                    455,147         324,938         413,799         199,884
                                                -------------   -------------   -------------  --------------

Net investment income (loss)                         (176,923)        (77,802)       (202,593)        (70,885)

Net realized gain (loss)                            2,091,122      (1,317,354)      2,299,011         367,856
Unrealized appreciation (depreciation)
    during the period                               6,028,961       7,314,767       4,746,435       3,282,996
                                                -------------   -------------   -------------  --------------

Net increase (decrease) in
    contract owners' equity from operations         7,943,160       5,919,611       6,842,853       3,579,967

Changes from principal transactions:
       Purchase payments                              406,817         426,946       3,857,459       6,203,408
       Transfers between sub-accounts
           and the Company                          8,643,040       4,201,136       5,956,440       3,657,964
       Withdrawals                                 (2,757,337)     (1,465,927)     (1,229,533)       (466,709)
       Annual contract fee                            (80,021)        (65,973)        (85,998)        (33,134)
                                                -------------   -------------   -------------  --------------

Net increase (decrease) in contract owners'
    equity from principal transactions              6,212,499       3,096,182       8,498,368       9,361,529
                                                -------------   -------------   -------------  --------------

Total increase (decrease) in
    contract owners' equity                        14,155,659       9,015,793      15,341,221      12,941,496

Contract owners' equity at
    beginning of period                            25,943,076      16,927,283      19,355,929       6,414,433
                                                -------------   -------------   -------------  --------------

Contract owners' equity at
    end of period                               $  40,098,735   $  25,943,076   $  34,697,150  $   19,355,929
                                                =============   =============   =============  ==============

See accompanying notes.

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account H (formerly the Manufacturers Life Insurance Company of North America Separate
                                   Account A)

   Statements of Operations and Changes in Contract Owners' Equity (continued)

                                                                        SUB-ACCOUNT
                                                -------------------------------------------------------------
                                                     MID CAP VALUE -- A             MID CAP VALUE -- B
                                                -----------------------------   -----------------------------
                                                    YEAR ENDED DECEMBER 31        YEAR ENDED DECEMBER 31
                                                     2004             2003           2004            2003
                                                -------------   -------------   -------------  --------------
Income:
   Dividends                                    $   1,005,199   $     645,184   $     718,861  $      325,494

Expenses:
    Mortality and expense risk
        and administrative charges                  3,071,940       2,427,501       2,880,021       1,499,562
                                                -------------   -------------   -------------  --------------

Net investment income (loss)                       (2,066,741)     (1,782,317)     (2,161,160)     (1,174,068)

Net realized gain (loss)                            7,461,969      (1,054,952)      5,186,135         (14,469)
Unrealized appreciation (depreciation)
    during the period                              37,094,518      37,796,326      34,103,063      25,380,175
                                                -------------   -------------   -------------  --------------

Net increase (decrease) in
    contract owners' equity from operations        42,489,746      34,959,057      37,128,038      24,191,638

Changes from principal transactions:
       Purchase payments                            2,452,268       2,814,991      35,829,240      41,790,569
       Transfers between sub-accounts
           and the Company                         23,583,219       4,670,013      13,165,405      21,050,185
       Withdrawals                                (14,997,043)    (10,586,118)     (5,162,170)     (2,195,856)
       Annual contract fee                           (488,786)       (434,210)       (565,244)       (252,604)
                                                -------------   -------------   -------------  --------------

Net increase (decrease) in contract owners'
    equity from principal transactions             10,549,658      (3,535,324)     43,267,231      60,392,294
                                                -------------   -------------   -------------  --------------

Total increase (decrease) in
    contract owners' equity                        53,039,404      31,423,733      80,395,269      84,583,932

Contract owners' equity at
    beginning of period                           185,353,034     153,929,301     139,572,333      54,988,401
                                                -------------   -------------   -------------  --------------

Contract owners' equity at
    end of period                               $ 238,392,438   $ 185,353,034   $ 219,967,602  $  139,572,333
                                                =============   =============   =============  ==============

See accompanying notes.

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account H (formerly the Manufacturers Life Insurance Company of North America Separate
                                   Account A)

   Statements of Operations and Changes in Contract Owners' Equity (continued)

                                                                          SUB-ACCOUNT
                                                -------------------------------------------------------------
                                                    FUNDAMENTAL VALUE -- A          FUNDAMENTAL VALUE -- B
                                                -----------------------------   -----------------------------
                                                    YEAR ENDED DECEMBER 31          YEAR ENDED DECEMBER 31
                                                    2004            2003             2004           2003
                                                -------------   -------------   -------------  --------------
Income:
   Dividends                                    $     835,367   $     388,045   $     574,768  $      191,218

Expenses:
    Mortality and expense risk
        and administrative charges                  2,649,054       2,169,424       2,336,911       1,214,416
                                                -------------   -------------   -------------  --------------

Net investment income (loss)                       (1,813,687)     (1,781,379)     (1,762,143)     (1,023,198)

Net realized gain (loss)                            4,217,110      (1,927,958)      3,014,294          (9,405)
Unrealized appreciation (depreciation)
    during the period                              14,223,644      39,018,924      12,775,128      22,000,548
                                                -------------   -------------   -------------  --------------

Net increase (decrease) in
    contract owners' equity from operations        16,627,067      35,309,587      14,027,279      20,967,945

Changes from principal transactions:
       Purchase payments                            2,217,280       2,181,585      43,304,980      38,328,455
       Transfers between sub-accounts
           and the Company                         15,030,554       3,561,062       8,947,635      14,687,309
       Withdrawals                                (14,768,577)     (8,343,054)     (4,226,756)     (1,907,379)
       Annual contract fee                           (412,560)       (389,822)       (438,201)       (188,387)
                                                -------------   -------------   -------------  --------------

Net increase (decrease) in contract owners'
    equity from principal transactions              2,066,697      (2,990,229)     47,587,658      50,919,998
                                                -------------   -------------   -------------  --------------

Total increase (decrease) in
    contract owners' equity                        18,693,764      32,319,358      61,614,937      71,887,943

Contract owners' equity at
    beginning of period                           162,347,218     130,027,860     114,785,250      42,897,307
                                                -------------   -------------   -------------  --------------

Contract owners' equity at
    end of period                               $ 181,040,982   $ 162,347,218   $ 176,400,187  $  114,785,250
                                                =============   =============   =============  ==============

See accompanying notes.

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account H (formerly the Manufacturers Life Insurance Company of North America Separate
                                   Account A)

   Statements of Operations and Changes in Contract Owners' Equity (continued)

                                                                     SUB-ACCOUNT
                                              ------------------------------------------------------------
                                                EMERGING GROWTH -- B (6)       NATURAL RESOURCES -- B (6)
                                              ----------------------------    ----------------------------
                                                 YEAR ENDED DECEMBER 31          YEAR ENDED DECEMBER 31
                                                  2004            2003            2004           2003
                                              ------------    ------------    ------------    ------------
Income:
   Dividends                                  $    108,092    $    142,984    $    931,602    $          0

Expenses:
    Mortality and expense risk
        and administrative charges                  96,933          16,125         917,231         100,168
                                              ------------    ------------    ------------    ------------

Net investment income (loss)                        11,159         126,859          14,371        (100,168)

Net realized gain (loss)                          (217,849)        105,984       3,997,883         (39,430)
Unrealized appreciation (depreciation)
    during the period                              485,408          11,456       8,831,407       4,015,494
                                              ------------    ------------    ------------    ------------

Net increase (decrease) in
    contract owners' equity from operations        278,718         244,299      12,843,661       3,875,896

Changes from principal transactions:
       Purchase payments                         1,702,149         369,045       9,736,579       2,845,009
       Transfers between sub-accounts
           and the Company                       2,764,967       3,220,842      37,230,969      20,428,744
       Withdrawals                                (455,232)        (74,499)     (2,490,358)       (163,518)
       Annual contract fee                         (11,891)         (1,848)       (149,425)        (19,592)
                                              ------------    ------------    ------------    ------------

Net increase (decrease) in contract owners'
    equity from principal transactions           3,999,993       3,513,540      44,327,765      23,090,643
                                              ------------    ------------    ------------    ------------

Total increase (decrease) in
    contract owners' equity                      4,278,711       3,757,839      57,171,426      26,966,539

Contract owners' equity at
    beginning of period                          3,757,839               0      26,966,539               0
                                              ------------    ------------    ------------    ------------

Contract owners' equity at
    end of period                             $  8,036,550    $  3,757,839    $ 84,137,965    $ 26,966,539
                                              ============    ============    ============    ============

(6) Commencement of Operations, May 5, 2003, through a vote of the Board of Directors.

See accompanying notes.

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account H (formerly the Manufacturers Life Insurance Company of North America Separate
                                   Account A)

   Statements of Operations and Changes in Contract Owners' Equity (continued)

                                                                       SUB-ACCOUNT
                                              -------------------------------------------------------------
                                                  MID CAP CORE -- B (6)       QUANTITATIVE ALL CAP -- B (6)
                                              ----------------------------    -----------------------------
                                                 YEAR ENDED DECEMBER 31          YEAR ENDED DECEMBER 31
                                                  2004            2003            2004            2003
                                              ------------    ------------    ------------    -------------
Income:
   Dividends                                  $    213,536    $          0    $     34,331    $     18,720

Expenses:
    Mortality and expense risk
        and administrative charges                 450,362          79,017          17,767           2,425
                                              ------------    ------------    ------------    ------------

Net investment income (loss)                      (236,826)        (79,017)         16,564          16,295

Net realized gain (loss)                           917,421          67,427          30,012           2,885
Unrealized appreciation (depreciation)
    during the period                            2,564,407       1,250,903         141,211          34,228
                                              ------------    ------------    ------------    ------------

Net increase (decrease) in
    contract owners' equity from operations      3,245,002       1,239,313         187,787          53,408

Changes from principal transactions:
       Purchase payments                         6,264,382       5,562,903         203,303         153,321
       Transfers between sub-accounts
           and the Company                      12,442,036       9,576,115       1,225,039         382,863
       Withdrawals                              (1,757,434)       (104,001)        (47,227)         (3,969)
       Annual contract fee                         (72,813)         (5,446)         (2,186)           (577)
                                              ------------    ------------    ------------    ------------

Net increase (decrease) in contract owners'
    equity from principal transactions          16,876,171      15,029,571       1,378,929         531,638
                                              ------------    ------------    ------------    ------------

Total increase (decrease) in
    contract owners' equity                     20,121,173      16,268,884       1,566,716         585,046

Contract owners' equity at
    beginning of period                         16,268,884               0         585,046               0
                                              ------------    ------------    ------------    ------------

Contract owners' equity at
    end of period                             $ 36,390,057    $ 16,268,884    $  2,151,762    $    585,046
                                              ============    ============    ============    ============

(6) Commencement of Operations, May 5, 2003, through a vote of the Board of Directors.

See accompanying notes.

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account H (formerly the Manufacturers Life Insurance Company of North America Separate
                                   Account A)

   Statements of Operations and Changes in Contract Owners' Equity (continued)

                                                                          SUB-ACCOUNT
                                              ----------------------------------------------------------------
                                                LARGE CAP VALUE -- B (6)      SMALL CAP OPPORTUNITIES -- B (6)
                                              ----------------------------    --------------------------------
                                                YEAR ENDED DECEMBER 31            YEAR ENDED DECEMBER 31
                                                  2004            2003            2004                2003
                                              ------------    ------------    ------------       -------------
Income:
   Dividends                                  $    323,725    $    103,898    $    198,681       $          0

Expenses:
    Mortality and expense risk
        and administrative charges                 288,709          27,668         254,440             41,800
                                              ------------    ------------    ------------       ------------

Net investment income (loss)                        35,016          76,230         (55,759)           (41,800)

Net realized gain (loss)                           851,713         127,349       1,530,447            136,794
Unrealized appreciation (depreciation)
    during the period                            2,978,312         385,662       2,707,759          1,168,010
                                              ------------    ------------    ------------       ------------

Net increase (decrease) in
    contract owners' equity from operations      3,865,041         589,241       4,182,447          1,263,004

Changes from principal transactions:
       Purchase payments                         3,781,904       1,798,507       3,660,766          1,655,553
       Transfers between sub-accounts
           and the Company                      22,897,037       3,342,621       9,786,429         12,264,906

       Withdrawals                                (901,925)       (100,982)     (1,429,853)          (275,117)

       Annual contract fee                         (42,261)         (1,640)        (39,657)            (4,071)
                                              ------------    ------------    ------------       ------------

Net increase (decrease) in contract owners'
    equity from principal transactions          25,734,755       5,038,506      11,977,685         13,641,271
                                              ------------    ------------    ------------       ------------

Total increase (decrease) in
    contract owners' equity                     29,599,796       5,627,747      16,160,132         14,904,275

Contract owners' equity at
    beginning of period                          5,627,747               0      14,904,275                  0
                                              ------------    ------------    ------------       ------------

Contract owners' equity at
    end of period                             $ 35,227,543    $  5,627,747    $ 31,064,407       $ 14,904,275
                                              ============    ============    ============       ============

(6) Commencement of Operations, May 5, 2003, through a vote of the Board of Directors.

See accompanying notes.

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account H (formerly the Manufacturers Life Insurance Company of North America Separate
                                   Account A)

   Statements of Operations and Changes in Contract Owners' Equity (continued)

                                                                         SUB-ACCOUNT
                                              -----------------------------------------------------------------
                                                  SPECIAL VALUE -- B (6)           REAL RETURN BOND -- B (6)
                                              -------------------------------   -------------------------------
                                                  YEAR ENDED DECEMBER 31            YEAR ENDED DECEMBER 31
                                                  2004             2003             2004             2003
                                              --------------   --------------   --------------   --------------
Income:
   Dividends                                  $      44,733    $           0    $   1,786,517    $           0

Expenses:
    Mortality and expense risk
        and administrative charges                   66,489            7,926        1,686,038          364,643
                                              -------------    -------------    -------------    -------------

Net investment income (loss)                        (21,756)          (7,926)         100,479         (364,643)

Net realized gain (loss)                            248,341           41,053        2,487,002           63,547
Unrealized appreciation (depreciation)
    during the period                               548,742          139,576        4,607,981        1,745,883
                                              -------------    -------------    -------------    -------------

Net increase (decrease) in
    contract owners' equity from operations         775,327          172,703        7,195,462        1,444,787

Changes from principal transactions:
       Purchase payments                          1,242,867          704,152       29,574,986       24,432,931
       Transfers between sub-accounts
           and the Company                        3,341,832        1,041,069       32,178,848       40,668,125

       Withdrawals                                 (209,693)         (12,188)      (6,898,604)      (2,560,774)

       Annual contract fee                           (8,586)            (267)        (209,608)         (27,365)
                                              -------------    -------------    -------------    -------------

Net increase (decrease) in contract owners'
    equity from principal transactions            4,366,420        1,732,766       54,645,622       62,512,917
                                              -------------    -------------    -------------    -------------

Total increase (decrease) in
    contract owners' equity                       5,141,747        1,905,469       61,841,084       63,957,704

Contract owners' equity at
    beginning of period                           1,905,469                0       63,957,704                0
                                              -------------    -------------    -------------    -------------

Contract owners' equity at
    end of period                             $   7,047,216    $   1,905,469    $ 125,798,788    $  63,957,704
                                              =============    =============    =============    =============

(6) Commencement of Operations, May 5, 2003, through a vote of the Board of Directors.

See accompanying notes.

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account H (formerly the Manufacturers Life Insurance Company of North America Separate
                                   Account A)

   Statements of Operations and Changes in Contract Owners' Equity (continued)

                                                                         SUB-ACCOUNT
                                              -----------------------------------------------------------------
                                              GREAT COMPANIES AMERICA -- B (7)  AMERICAN INTERNATIONAL -- B (6)
                                              --------------------------------  -------------------------------
                                                   YEAR ENDED DECEMBER 31           YEAR ENDED DECEMBER 31
                                                  2004             2003             2004             2003
                                              --------------   --------------   --------------   --------------
Income:
   Dividends                                  $         128    $         357    $   2,552,908    $           0

Expenses:
    Mortality and expense risk
        and administrative charges                    8,268            1,678        2,511,764          238,776
                                              -------------    -------------    -------------    -------------

Net investment income (loss)                         (8,140)          (1,321)          41,144         (238,776)

Net realized gain (loss)                             12,376             (117)       2,749,547          277,345
Unrealized appreciation (depreciation)
    during the period                               (21,453)          28,742       29,268,555        6,430,489
                                              -------------    -------------    -------------    -------------

Net increase (decrease) in
    contract owners' equity from operations         (17,217)          27,304       32,059,246        6,469,058

Changes from principal transactions:
       Purchase payments                            228,714          123,703      133,441,632       18,967,915
       Transfers between sub-accounts
           and the Company                         (465,909)         403,501       63,751,020       36,919,247
       Withdrawals                                   (5,742)            (942)      (5,943,755)        (471,183)
       Annual contract fee                           (1,153)             (11)        (271,571)         (25,985)
                                              -------------    -------------    -------------    -------------

Net increase (decrease) in contract owners'
    equity from principal transactions             (244,090)         526,251      190,977,326       55,389,994
                                              -------------    -------------    -------------    -------------

Total increase (decrease) in
    contract owners' equity                        (261,307)         553,555      223,036,572       61,859,052

Contract owners' equity at
    beginning of period                             553,555                0       61,859,052                0
                                              -------------    -------------    -------------    -------------

Contract owners' equity at
    end of period                             $     292,248    $     553,555    $ 284,895,624    $  61,859,052
                                              =============    =============    =============    =============

(6) Commencement of Operations, May 5, 2003, through a vote of the Board of Directors.

(7) Commencement of Operations, August 4, 2003, through a vote of the Board of Directors.

See accompanying notes.

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account H (formerly the Manufacturers Life Insurance Company of North America Separate
                                   Account A)

   Statements of Operations and Changes in Contract Owners' Equity (continued)

                                                                         SUB-ACCOUNT
                                              ----------------------------------------------------------------
                                                                                 AMERICAN BLUE-CHIP INCOME &
                                                 AMERICAN GROWTH -- B (6)              GROWTH -- B (6)
                                              -------------------------------   ------------------------------
                                                  YEAR ENDED DECEMBER 31            YEAR ENDED DECEMBER 31
                                                   2004            2003              2004            2003
                                              --------------   --------------   --------------   -------------
Income:
   Dividends                                  $     125,723    $           0    $           0    $           0

Expenses:
    Mortality and expense risk
        and administrative charges                7,192,510        1,226,974        2,078,694          401,381
                                              -------------    -------------    -------------    -------------

Net investment income (loss)                     (7,066,787)      (1,226,974)      (2,078,694)        (401,381)

Net realized gain (loss)                          4,338,195        1,055,338        2,220,728          187,010
Unrealized appreciation (depreciation)
    during the period                            55,737,678       21,725,459       10,250,901        7,848,093
                                              -------------    -------------    -------------    -------------

Net increase (decrease) in
    contract owners' equity from operations      53,009,086       21,553,823       10,392,935        7,633,722

Changes from principal transactions:
       Purchase payments                        249,550,503       84,913,379       38,257,278       32,474,388
       Transfers between sub-accounts
           and the Company                      119,023,264      153,640,282       36,164,455       45,069,335
       Withdrawals                              (19,297,635)      (3,702,341)      (5,814,192)      (1,087,378)
       Annual contract fee                         (941,049)        (116,820)        (310,289)         (33,403)
                                              -------------    -------------    -------------    -------------

Net increase (decrease) in contract owners'
    equity from principal transactions          348,335,083      234,734,500       68,297,252       76,422,942
                                              -------------    -------------    -------------    -------------

Total increase (decrease) in
    contract owners' equity                     401,344,169      256,288,323       78,690,187       84,056,664

Contract owners' equity at
    beginning of period                         256,288,323                0       84,056,664                0
                                              -------------    -------------    -------------    -------------

Contract owners' equity at
    end of period                             $ 657,632,492    $ 256,288,323    $ 162,746,851    $  84,056,664
                                              =============    =============    =============    =============

(6) Commencement of Operations, May 5, 2003, through a vote of the Board of Directors.

See accompanying notes.

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account H (formerly the Manufacturers Life Insurance Company of North America Separate
                                   Account A)

   Statements of Operations and Changes in Contract Owners' Equity (continued)

                                                          SUB-ACCOUNT
                                               -------------------------------
                                               AMERICAN GROWTH-INCOME -- B (6)
                                               -------------------------------
                                                   YEAR ENDED DECEMBER 31
                                                   2004              2003
                                               --------------    -------------
Income:
   Dividends                                   $   1,336,752     $           0

Expenses:
    Mortality and expense risk
        and administrative charges                 5,338,639           765,234
                                               -------------     -------------

Net investment income (loss)                      (4,001,887)         (765,234)

Net realized gain (loss)                           3,111,062           536,621
Unrealized appreciation (depreciation)
    during the period                             34,160,174        15,411,163
                                               -------------     -------------

Net increase (decrease) in
    contract owners' equity from operations       33,269,349        15,182,550

Changes from principal transactions:
       Purchase payments                         224,982,869        55,196,479
       Transfers between sub-accounts
           and the Company                       103,175,774       104,478,892
       Withdrawals                               (15,068,181)       (1,959,251)
       Annual contract fee                          (643,920)          (58,158)
                                               -------------     -------------

Net increase (decrease) in contract owners'
    equity from principal transactions           312,446,542       157,657,962
                                               -------------     -------------

Total increase (decrease) in
    contract owners' equity                      345,715,891       172,840,512

Contract owners' equity at
    beginning of period                          172,840,512                 0
                                               -------------     -------------

Contract owners' equity at
    end of period                              $ 518,556,403     $ 172,840,512
                                               =============     =============

(6) Commencement of Operations, May 5, 2003, through a vote of the Board of Directors.

See accompanying notes.

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account H (formerly the Manufacturers Life Insurance Company of North America Separate
                                   Account A)

   Statements of Operations and Changes in Contract Owners' Equity (continued)

                                                                              SUB-ACCOUNT
                                              -----------------------------------------------------------------------
                                                 AMERICAN        PIMCO VIT ALL
                                              CENTURY - SMALL   ASSET PORTFOLIO
                                                 COMPANY (8)          (8)         CORE EQUITY (8)   CLASSIC VALUE (8)
                                              ---------------   ---------------   ---------------   -----------------
                                                YEAR ENDED        YEAR ENDED        YEAR ENDED         YEAR ENDED
                                                DECEMBER 31       DECEMBER 31       DECEMBER 31        DECEMBER 31
                                                    2004             2004               2004              2004
                                              ---------------   ---------------   ---------------   -----------------
Income:
   Dividends                                   $          0      $    430,485      $          0       $     36,270

Expenses:
    Mortality and expense risk
        and administrative charges                   18,517            75,683           131,976             36,534
                                               ------------      ------------      ------------       ------------

Net investment income (loss)                        (18,517)          354,802          (131,976)              (264)

Net realized gain (loss)                             94,367           682,492           171,903             25,272
Unrealized appreciation (depreciation)
    during the period                               444,391           271,174         2,982,548            547,038
                                               ------------      ------------      ------------       ------------

Net increase (decrease) in
    contract owners' equity from operations         520,241         1,308,468         3,022,475            572,046

Changes from principal transactions:
       Purchase payments                          1,265,801           844,922        15,628,797          2,770,577
       Transfers between sub-accounts
           and the Company                        5,039,644        14,024,536         9,140,082          4,276,918
       Withdrawals                                  (35,661)         (213,837)         (463,958)           (53,812)
       Annual contract fee                           (2,108)          (13,007)           (6,966)            (2,857)
                                               ------------      ------------      ------------       ------------

Net increase (decrease) in contract owners'
    equity from principal transactions            6,267,676        14,642,614        24,297,955          6,990,826
                                               ------------      ------------      ------------       ------------

Total increase (decrease) in
    contract owners' equity                       6,787,917        15,951,082        27,320,430          7,562,872

Contract owners' equity at
    beginning of period                                   0                 0                 0                  0
                                               ------------      ------------      ------------       ------------

Contract owners' equity at
    end of period                              $  6,787,917      $ 15,951,082      $ 27,320,430       $  7,562,872
                                               ============      ============      ============       ============

(8) Commencement of Operations, May 3, 2004, through a vote of the Board of Directors.

See accompanying notes.

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account H (formerly the Manufacturers Life Insurance Company of North America Separate
                                   Account A)

   Statements of Operations and Changes in Contract Owners' Equity (continued)

                                                                          SUB-ACCOUNT
                                              ------------------------------------------------------------------
                                                                US GLOBAL                          JOHN HANCOCK
                                              QUANTITATIVE    LEADERS GROWTH   STRATEGIC INCOME    VST INT'L EQ
                                                VALUE (8)           (8)              (8)          INDEX -- A (8)
                                              ------------------------------   ---------------------------------
                                               YEAR ENDED       YEAR ENDED        YEAR ENDED        YEAR ENDED
                                               DECEMBER 31     DECEMBER 31       DECEMBER 31        DECEMBER 31
                                                  2004             2004              2004              2004
                                              -------------   --------------   ----------------   --------------
Income:
   Dividends                                  $          0     $     12,977      $     99,905      $     85,506

Expenses:
    Mortality and expense risk
         and administrative charges                  2,345           14,349            28,888           167,160
                                              ------------     ------------      ------------      ------------

Net investment income (loss)                        (2,345)          (1,372)           71,017           (81,654)

Net realized gain (loss)                            35,701            1,131            47,392           474,502
Unrealized appreciation (depreciation)
    during the period                               43,775          165,399           130,294         3,077,799
                                              ------------     ------------      ------------      ------------

Net increase (decrease) in
    contract owners' equity from operations         77,131          165,158           248,703         3,470,647

Changes from principal transactions:
       Purchase payments                           114,735        2,378,939         4,035,402            54,970
       Transfers between sub-accounts
           and the Company                         320,188          944,315         2,687,727        20,474,102
       Withdrawals                                  (8,563)         (61,481)          (36,048)         (779,850)
       Annual contract fee                            (201)            (756)           (1,636)          (22,733)
                                              ------------     ------------      ------------      ------------

Net increase (decrease) in contract owners'
    equity from principal transactions             426,159        3,261,017         6,685,445        19,726,489
                                              ------------     ------------      ------------      ------------

Total increase (decrease) in
    contract owners' equity                        503,290        3,426,175         6,934,148        23,197,136

Contract owners' equity at
    beginning of period                                  0                0                 0                 0
                                              ------------     ------------      ------------      ------------

Contract owners' equity at
    end of period                             $    503,290     $  3,426,175      $  6,934,148      $ 23,197,136
                                              ============     ============      ============      ============

(8) Commencement of Operations, May 3, 2004, through a vote of the Board of Directors.

See accompanying notes.

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account H (formerly the Manufacturers Life Insurance Company of North America Separate
                                   Account A)

   Statements of Operations and Changes in Contract Owners' Equity (continued)

                                                 SUB-ACCOUNT
                                              -------------------
                                               JOHN HANCOCK VST
                                              INT'L EQ INDEX -- B
                                                      (8)
                                              -------------------
                                                  YEAR ENDED
                                                 DECEMBER 31
                                                     2004
                                              -------------------
Income:
   Dividends                                      $     79,240

Expenses:
    Mortality and expense risk
        and administrative charges                     183,669
                                                  ------------

Net investment income (loss)                          (104,429)

Net realized gain (loss)                               288,986
Unrealized appreciation (depreciation)
    during the period                                3,075,588
                                                  ------------

Net increase (decrease) in
    contract owners' equity from operations          3,260,145

Changes from principal transactions:
       Purchase payments                             1,083,237
       Transfers between sub-accounts
           and the Company                          19,360,296
       Withdrawals                                    (415,448)
       Annual contract fee                             (43,169)
                                                  ------------

Net increase (decrease) in contract owners'
    equity from principal transactions              19,984,916
                                                  ------------

Total increase (decrease) in
    contract owners' equity                         23,245,061

Contract owners' equity at
    beginning of period                                      0
                                                  ------------

Contract owners' equity at
    end of period                                 $ 23,245,061
                                                  ============

(8) Commencement of Operations, May 3, 2004, through a vote of the Board of Directors.

See accompanying notes.

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account H (formerly the Manufacturers Life Insurance Company of North America Separate
                                   Account A)

   Statements of Operations and Changes in Contract Owners' Equity (continued)

                                                                       SUB-ACCOUNT
                                              ---------------------------------------------------------------
                                              SCUDDER 21ST CENTURY GROWTH -- B   SCUDDER CAPITAL GROWTH -- B
                                              --------------------------------   ----------------------------
                                                   YEAR ENDED DECEMBER 31           YEAR ENDED DECEMBER 31
                                                  2004                2003           2004            2003
                                              -------------      -------------   -------------   -------------
Income:
   Dividends                                  $          0       $          0    $     28,113    $      7,339

Expenses:
    Mortality and expense risk
        and administrative charges                 107,310             37,407         253,766          97,403
                                              ------------       ------------    ------------    ------------

Net investment income (loss)                      (107,310)           (37,407)       (225,653)        (90,064)

Net realized gain (loss)                           509,866             30,907         345,730         124,638
Unrealized appreciation (depreciation)
    during the period                              127,108            616,509         829,980       1,505,160
                                              ------------       ------------    ------------    ------------

Net increase (decrease) in
    contract owners' equity from operations        529,664            610,009         950,057       1,539,734

Changes from principal transactions:
       Purchase payments                         2,505,065          3,974,639       4,885,352       8,870,372
       Transfers between sub-accounts
           and the Company                      (1,463,638)           623,174          45,286       2,324,137
       Withdrawals                                (205,081)           (29,223)       (380,396)        (91,812)
       Annual contract fee                         (28,464)              (784)        (64,506)         (4,164)
                                              ------------       ------------    ------------    ------------

Net increase (decrease) in contract owners'
    equity from principal transactions             807,882          4,567,806       4,485,736      11,098,533
                                              ------------       ------------    ------------    ------------

Total increase (decrease) in
    contract owners' equity                      1,337,546          5,177,815       5,435,793      12,638,267

Contract owners' equity at
    beginning of period                          5,338,000            160,185      13,098,059         459,792
                                              ------------       ------------    ------------    ------------

Contract owners' equity at
    end of period                             $  6,675,546       $  5,338,000    $ 18,533,852    $ 13,098,059
                                              ============       ============    ============    ============

See accompanying notes.

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account H (formerly the Manufacturers Life Insurance Company of North America Separate
                                   Account A)

   Statements of Operations and Changes in Contract Owners' Equity (continued)

                                                                        SUB-ACCOUNT
                                              ----------------------------------------------------------------
                                              SCUDDER GLOBAL DISCOVERY -- B   SCUDDER GROWTH & INCOME -- B (9)
                                              ------------------------------  --------------------------------
                                                  YEAR ENDED DECEMBER 31          YEAR ENDED DECEMBER 31
                                                  2004            2003            2004                2003
                                              -------------   -------------   -------------      -------------
Income:
   Dividends                                  $          0    $          0    $     62,924       $     16,881

Expenses:
    Mortality and expense risk
        and administrative charges                 167,550          48,222         210,844             65,746
                                              ------------    ------------    ------------       ------------

Net investment income (loss)                      (167,550)        (48,222)       (147,920)           (48,865)

Net realized gain (loss)                           507,883         103,107         612,056             56,386
Unrealized appreciation (depreciation)
    during the period                            2,009,161       1,354,585         732,776          1,069,082
                                              ------------    ------------    ------------       ------------

Net increase (decrease) in
    contract owners' equity from operations      2,349,494       1,409,470       1,196,912          1,076,603

Changes from principal transactions:
       Purchase payments                         4,977,590       4,559,252       7,270,081          6,473,874
       Transfers between sub-accounts
           and the Company                         360,472         404,465         (98,397)         1,174,527
       Withdrawals                                (221,275)        (28,218)       (537,434)          (166,362)
       Annual contract fee                         (32,897)         (1,169)        (42,433)            (2,129)
                                              ------------    ------------    ------------       ------------

Net increase (decrease) in contract owners'
    equity from principal transactions           5,083,890       4,934,330       6,591,817          7,479,910
                                              ------------    ------------    ------------       ------------

Total increase (decrease) in
    contract owners' equity                      7,433,384       6,343,800       7,788,729          8,556,513

Contract owners' equity at
    beginning of period                          6,486,947         143,147       8,843,843            287,330
                                              ------------    ------------    ------------       ------------

Contract owners' equity at
    end of period                             $ 13,920,331    $  6,486,947    $ 16,632,572       $  8,843,843
                                              ============    ============    ============       ============

(9) Commencement of Operations, August 16, 2004, through a vote of the Board of Directors.

See accompanying notes.

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account H (formerly the Manufacturers Life Insurance Company of North America Separate
                                   Account A)

   Statements of Operations and Changes in Contract Owners' Equity (continued)

                                                                         SUB-ACCOUNT
                                              ----------------------------------------------------------------
                                              SCUDDER HEALTH SCIENCES -- B       SCUDDER INTERNATIONAL -- B
                                              ------------------------------  --------------------------------
                                                 YEAR ENDED DECEMBER 31            YEAR ENDED DECEMBER 31
                                                  2004             2003           2004               2003
                                              -------------   --------------  -------------      -------------
Income:
   Dividends                                  $          0    $          0    $    174,736       $     16,072

Expenses:
    Mortality and expense risk
        and administrative charges                 193,970          69,333         318,711             78,941
                                              ------------    ------------    ------------       ------------

Net investment income (loss)                      (193,970)        (69,333)       (143,975)           (62,869)

Net realized gain (loss)                           368,896          84,219         615,119             98,307
Unrealized appreciation (depreciation)
    during the period                              710,178       1,228,592       2,810,889          1,740,709
                                              ------------    ------------    ------------       ------------

Net increase (decrease) in
    contract owners' equity from operations        885,104       1,243,478       3,282,033          1,776,147

Changes from principal transactions:
       Purchase payments                         4,075,937       6,327,323      12,104,886          7,606,439
       Transfers between sub-accounts
           and the Company                         795,838       1,484,499         390,623          1,458,731
       Withdrawals                                (485,947)        (54,355)       (533,058)           (63,473)
       Annual contract fee                         (46,494)         (2,639)        (54,893)            (4,223)
                                              ------------    ------------    ------------       ------------

Net increase (decrease) in contract owners'
    equity from principal transactions           4,339,334       7,754,828      11,907,558          8,997,474
                                              ------------    ------------    ------------       ------------

Total increase (decrease) in
    contract owners' equity                      5,224,438       8,998,306      15,189,591         10,773,621

Contract owners' equity at
    beginning of period                          9,317,711         319,405      11,323,108            549,487
                                              ------------    ------------    ------------       ------------

Contract owners' equity at
    end of period                             $ 14,542,149    $  9,317,711    $ 26,512,699       $ 11,323,108
                                              ============    ============    ============       ============

See accompanying notes.

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account H (formerly the Manufacturers Life Insurance Company of North America Separate
                                   Account A)

   Statements of Operations and Changes in Contract Owners' Equity (continued)

                                                                       SUB-ACCOUNT
                                              ------------------------------------------------------------
                                              SCUDDER AGGRESSIVE GROWTH -- B     SCUDDER BLUE CHIP -- B
                                              ------------------------------  ----------------------------
                                                  YEAR ENDED DECEMBER 31         YEAR ENDED DECEMBER 31
                                                  2004            2003            2004            2003
                                              -------------   --------------  -------------   ------------
Income:
   Dividends                                  $          0    $          0    $     45,814    $      7,370

Expenses:
    Mortality and expense risk
        and administrative charges                  56,584          18,078         323,282          96,061
                                              ------------    ------------    ------------    ------------

Net investment income (loss)                       (56,584)        (18,078)       (277,468)        (88,691)

Net realized gain (loss)                            66,318          52,984         432,663          37,791
Unrealized appreciation (depreciation)
    during the period                               66,385         275,563       2,697,457       1,889,347
                                              ------------    ------------    ------------    ------------

Net increase (decrease) in
    contract owners' equity from operations         76,119         310,469       2,852,652       1,838,447

Changes from principal transactions:
       Purchase payments                         1,153,148       1,996,764       8,298,381       9,843,338
       Transfers between sub-accounts
           and the Company                          78,447         547,464       1,738,122       2,010,274
       Withdrawals                                (101,818)       (135,790)       (921,458)       (126,333)
       Annual contract fee                         (13,039)           (656)        (71,079)         (3,121)
                                              ------------    ------------    ------------    ------------

Net increase (decrease) in contract owners'
    equity from principal transactions           1,116,738       2,407,782       9,043,966      11,724,158
                                              ------------    ------------    ------------    ------------

Total increase (decrease) in
    contract owners' equity                      1,192,857       2,718,251      11,896,618      13,562,605

Contract owners' equity at
    beginning of period                          2,799,825          81,574      13,944,698         382,093
                                              ------------    ------------    ------------    ------------

Contract owners' equity at
    end of period                             $  3,992,682    $  2,799,825    $ 25,841,316    $ 13,944,698
                                              ============    ============    ============    ============

See accompanying notes.

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account H (formerly the Manufacturers Life Insurance Company of North America Separate
                                   Account A)

   Statements of Operations and Changes in Contract Owners' Equity (continued)

                                                                   SUB-ACCOUNT
                                              -------------------------------------------------------------
                                                                                    SCUDDER GLOBAL
                                              SCUDDER CONTARIAN VALUE -- B           BLUE CHIP -- B
                                              -----------------------------   -----------------------------
                                                 YEAR ENDED DECEMBER 31          YEAR ENDED DECEMBER 31
                                                  2004             2003           2004            2003
                                              -------------   -------------   -------------   -------------
Income:
   Dividends                                  $    232,257    $     34,131    $     44,075    $      1,196

Expenses:
    Mortality and expense risk
        and administrative charges                 385,425          91,411         103,869          37,524
                                              ------------    ------------    ------------    ------------

Net investment income (loss)                      (153,168)        (57,280)        (59,794)        (36,328)

Net realized gain (loss)                           777,571          45,722         120,964          38,636
Unrealized appreciation (depreciation)
    during the period                            1,473,172       2,006,988         816,533         850,060
                                              ------------    ------------    ------------    ------------

Net increase (decrease) in
    contract owners' equity from operations      2,097,575       1,995,430         877,703         852,368

Changes from principal transactions:
       Purchase payments                        12,368,223      10,030,068       1,860,472       3,297,999
       Transfers between sub-accounts
           and the Company                         344,313       2,060,724         332,234         709,168
       Withdrawals                                (571,449)        (71,670)       (180,335)        (13,651)
       Annual contract fee                         (77,208)         (3,939)        (24,001)         (2,027)
                                              ------------    ------------    ------------    ------------

Net increase (decrease) in contract owners'
    equity from principal transactions          12,063,879      12,015,183       1,988,370       3,991,489
                                              ------------    ------------    ------------    ------------

Total increase (decrease) in
    contract owners' equity                     14,161,454      14,010,613       2,866,073       4,843,857

Contract owners' equity at
    beginning of period                         14,514,037         503,424       5,041,675         197,818
                                              ------------    ------------    ------------    ------------

Contract owners' equity at
    end of period                             $ 28,675,491    $ 14,514,037    $  7,907,748    $  5,041,675
                                              ============    ============    ============    ============

See accompanying notes.

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account H (formerly the Manufacturers Life Insurance Company of North America Separate
                                   Account A)

   Statements of Operations and Changes in Contract Owners' Equity (continued)

                                                                       SUB-ACCOUNT
                                              ------------------------------------------------------------
                                                   SCUDDER GOVERNMENT
                                                    SECURITIES -- B                SCUDDER GROWTH -- B
                                              -----------------------------   ----------------------------
                                                 YEAR ENDED DECEMBER 31          YEAR ENDED DECEMBER 31
                                                  2004            2003            2004            2003
                                              -------------   -------------   -------------   ------------
Income:
   Dividends                                  $  1,177,696    $  1,261,601    $          0    $          0

Expenses:
    Mortality and expense risk
        and administrative charges                 616,347         521,000         151,202          43,126
                                              ------------    ------------    ------------    ------------

Net investment income (loss)                       561,349         740,601        (151,202)        (43,126)

Net realized gain (loss)                          (117,323)     (1,231,172)        139,229          63,678
Unrealized appreciation (depreciation)
    during the period                              168,510         211,648         391,912         568,062
                                              ------------    ------------    ------------    ------------

Net increase (decrease) in
    contract owners' equity from operations        612,536        (278,923)        379,939         588,614

Changes from principal transactions:
       Purchase payments                         7,004,837      52,857,709       5,568,543       4,277,919
       Transfers between sub-accounts
           and the Company                         262,369     (20,275,878)        400,364         926,239
       Withdrawals                              (1,612,983)       (666,270)       (247,311)        (58,962)
       Annual contract fee                        (126,552)        (16,454)        (27,828)         (1,261)
                                              ------------    ------------    ------------    ------------

Net increase (decrease) in contract owners'
    equity from principal transactions           5,527,671      31,899,107       5,693,768       5,143,935
                                              ------------    ------------    ------------    ------------
Total increase (decrease) in
    contract owners' equity                      6,140,207      31,620,184       6,073,707       5,732,549

Contract owners' equity at
    beginning of period                         34,318,343       2,698,159       5,862,383         129,834
                                              ------------    ------------    ------------    ------------

Contract owners' equity at
    end of period                             $ 40,458,550    $ 34,318,343    $ 11,936,090    $  5,862,383
                                              ============    ============    ============    ============

See accompanying notes.

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account H (formerly the Manufacturers Life Insurance Company of North America Separate
                                   Account A)

   Statements of Operations and Changes in Contract Owners' Equity (continued)

                                                                       SUB-ACCOUNT
                                              -------------------------------------------------------------
                                                                                SCUDDER INTERNATIONAL
                                                 SCUDDER HIGH INCOME -- B         SELECT EQUITY -- B
                                              -----------------------------   -----------------------------
                                                  YEAR ENDED DECEMBER 31         YEAR ENDED DECEMBER 31
                                                  2004             2003           2004            2003
                                              -------------   -------------   -------------   -------------
Income:
   Dividends                                  $  2,476,818    $    455,085    $    129,318    $     30,648

Expenses:
    Mortality and expense risk
        and administrative charges                 604,544         250,416         359,075         110,936
                                              ------------    ------------    ------------    ------------

Net investment income (loss)                     1,872,274         204,669        (229,757)        (80,288)

Net realized gain (loss)                           649,461         117,137         644,246          73,567
Unrealized appreciation (depreciation)
    during the period                            1,361,997       2,632,668       3,439,982       2,822,552
                                              ------------    ------------    ------------    ------------

Net increase (decrease) in
    contract owners' equity from operations      3,883,732       2,954,474       3,854,471       2,815,831

Changes from principal transactions:
       Purchase payments                        10,489,592      23,029,226       9,521,715       9,285,579
       Transfers between sub-accounts
           and the Company                      (1,327,682)      4,799,086         998,244       2,425,599
       Withdrawals                              (1,136,036)       (233,289)       (338,309)        (71,781)
       Annual contract fee                        (130,163)        (10,691)        (76,485)         (2,911)
                                              ------------    ------------    ------------    ------------

Net increase (decrease) in contract owners'
    equity from principal transactions           7,895,711      27,584,332      10,105,165      11,636,486
                                              ------------    ------------    ------------    ------------

Total increase (decrease) in
    contract owners' equity                     11,779,443      30,538,806      13,959,636      14,452,317

Contract owners' equity at
    beginning of period                         31,510,877         972,071      14,774,360         322,043
                                              ------------    ------------    ------------    ------------

Contract owners' equity at
    end of period                             $ 43,290,320    $ 31,510,877    $ 28,733,996    $ 14,774,360
                                              ============    ============    ============    ============

See accompanying notes.

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account H (formerly the Manufacturers Life Insurance Company of North America Separate
                                   Account A)

   Statements of Operations and Changes in Contract Owners' Equity (continued)

                                                                       SUB-ACCOUNT
                                              --------------------------------------------------------------
                                              SCUDDER FIXED INCOME -- B (10)     SCUDDER MONEY MARKET -- B
                                              ------------------------------   -----------------------------
                                                  YEAR ENDED DECEMBER 31          YEAR ENDED DECEMBER 31
                                                  2004             2003            2004            2003
                                              -------------   --------------   -------------   -------------
Income:
   Dividends                                  $  2,363,345    $    344,198     $    202,540    $     75,259

Expenses:
    Mortality and expense risk
        and administrative charges                 912,842         380,272          653,492         484,115
                                              ------------    ------------     ------------    ------------

Net investment income (loss)                     1,450,503         (36,074)        (450,952)       (408,856)

Net realized gain (loss)                               928           4,771            2,994           1,383
Unrealized appreciation (depreciation)
    during the period                               60,728         549,260                0               0
                                              ------------    ------------     ------------    ------------

Net increase (decrease) in
    contract owners' equity from operations      1,512,159         517,957         (447,958)       (407,473)

Changes from principal transactions:
       Purchase payments                        29,920,612      31,539,327       22,094,070      60,730,019
       Transfers between sub-accounts
           and the Company                      (1,820,502)      6,756,798      (27,242,627)    (15,303,115)
       Withdrawals                              (1,555,335)       (616,287)     (10,634,315)     (1,330,740)
       Annual contract fee                        (177,258)        (17,240)         (87,502)         (9,308)
                                              ------------    ------------     ------------    ------------

Net increase (decrease) in contract owners'
    equity from principal transactions          26,367,517      37,662,598      (15,870,374)     44,086,856
                                              ------------    ------------     ------------    ------------

Total increase (decrease) in
    contract owners' equity                     27,879,676      38,180,555      (16,318,332)     43,679,383

Contract owners' equity at
    beginning of period                         39,706,413       1,525,858       46,360,033       2,680,650
                                              ------------    ------------     ------------    ------------

Contract owners' equity at
    end of period                             $ 67,586,089    $ 39,706,413     $ 30,041,701    $ 46,360,033
                                              ============    ============     ============    ============

(10) On May 1, 2003, the Scudder Investment Grade Bond sub-account was renamed Scudder Fixed Income through a vote of the Board of Directors.

See accompanying notes.

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account H (formerly the Manufacturers Life Insurance Company of North America Separate
                                   Account A)

   Statements of Operations and Changes in Contract Owners' Equity (continued)

                                                                        SUB-ACCOUNT
                                              ---------------------------------------------------------------
                                              SCUDDER SMALL CAP GROWTH -- B    SCUDDER TECHNOLOGY GROWTH -- B
                                              -----------------------------   -------------------------------
                                                  YEAR ENDED DECEMBER 31          YEAR ENDED DECEMBER 31
                                                  2004            2003             2004           2003
                                              -------------   -------------   -------------     -------------
Income:
   Dividends                                  $          0    $          0    $          0      $          0

Expenses:
    Mortality and expense risk
        and administrative charges                 282,315          90,894         169,703            61,174
                                              ------------    ------------    ------------      ------------

Net investment income (loss)                      (282,315)        (90,894)       (169,703)          (61,174)

Net realized gain (loss)                           335,479          73,069         375,366            95,668
Unrealized appreciation (depreciation)
    during the period                            1,548,456       1,471,851        (171,173)        1,432,834
                                              ------------    ------------    ------------      ------------

Net increase (decrease) in
    contract owners' equity from operations      1,601,620       1,454,026          34,490         1,467,328

Changes from principal transactions:
       Purchase payments                         6,603,068       9,131,012       3,180,062         5,686,008
       Transfers between sub-accounts
           and the Company                         677,029       2,073,924         557,255         1,336,126
       Withdrawals                                (463,704)        (76,098)       (415,470)          (57,904)
       Annual contract fee                         (64,516)         (3,453)        (39,788)           (2,662)
                                              ------------    ------------    ------------      ------------

Net increase (decrease) in contract owners'
    equity from principal transactions           6,751,877      11,125,385       3,282,059         6,961,568
                                              ------------    ------------    ------------      ------------

Total increase (decrease) in
    contract owners' equity                      8,353,497      12,579,411       3,316,549         8,428,896

Contract owners' equity at
    beginning of period                         13,028,627         449,216       8,737,053           308,157
                                              ------------    ------------    ------------      ------------

Contract owners' equity at
    end of period                             $ 21,382,124    $ 13,028,627    $ 12,053,602      $  8,737,053
                                              ============    ============    ============      ============

See accompanying notes.

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account H (formerly the Manufacturers Life Insurance Company of North America Separate
                                   Account A)

   Statements of Operations and Changes in Contract Owners' Equity (continued)

                                                                        SUB-ACCOUNT
                                              -------------------------------------------------------------
                                                                                     SCUDDER DAVIS
                                               SCUDDER TOTAL RETURN -- B           VENTURE VALUE -- B
                                              -----------------------------   -----------------------------
                                                  YEAR ENDED DECEMBER 31         YEAR ENDED DECEMBER 31
                                                   2004           2003             2004           2003
                                              -------------   -------------   -------------   -------------
Income:
   Dividends                                  $    237,492    $     90,978    $     12,855    $     13,225

Expenses:
    Mortality and expense risk
       and administrative charges                  323,624         142,958         573,506         183,268
                                              ------------    ------------    ------------    ------------

Net investment income (loss)                       (86,132)        (51,980)       (560,651)       (170,043)

Net realized gain (loss)                           186,489         116,034         565,954          80,552
Unrealized appreciation (depreciation)
    during the period                              891,808       1,293,623       3,550,880       3,842,959
                                              ------------    ------------    ------------    ------------

Net increase (decrease) in
    contract owners' equity from operations        992,165       1,357,677       3,556,183       3,753,468

Changes from principal transactions:
       Purchase payments                         4,398,561      12,633,898      15,049,311      15,381,222
       Transfers between sub-accounts
           and the Company                         801,878       2,953,869       2,227,294       5,015,064
       Withdrawals                                (511,976)       (122,174)       (756,743)       (171,599)
       Annual contract fee                         (81,518)         (5,767)       (122,467)         (6,835)
                                              ------------    ------------    ------------    ------------

Net increase (decrease) in contract owners'
    equity from principal transactions           4,606,945      15,459,826      16,397,395      20,217,852
                                              ------------    ------------    ------------    ------------

Total increase (decrease) in
    contract owners' equity                      5,599,110      16,817,503      19,953,578      23,971,320

Contract owners' equity at
    beginning of period                         17,619,213         801,710      24,648,088         676,768
                                              ------------    ------------    ------------    ------------

Contract owners' equity at
    end of period                             $ 23,218,323    $ 17,619,213    $ 44,601,666    $ 24,648,088
                                              ============    ============    ============    ============

See accompanying notes.

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account H (formerly the Manufacturers Life Insurance Company of North America Separate
                                   Account A)

   Statements of Operations and Changes in Contract Owners' Equity (continued)

                                                                                    SUB-ACCOUNT
                                                          ----------------------------------------------------------------------
                                                                  SCUDDER DREMAN                        SCUDDER DREMAN
                                                               FINANCIAL SERVICES -- B              HIGH RETURN EQUITY -- B
                                                          --------------------------------     ---------------------------------
                                                                YEAR ENDED DECEMBER 31              YEAR ENDED DECEMBER 31
                                                              2004               2003               2004              2003
                                                          --------------------------------     ---------------------------------
Income:
   Dividends                                              $     112,731      $      20,474     $     917,666      $      190,692

Expenses:
    Mortality and expense risk
        and administrative charges                              168,385             61,725         1,267,711             451,317
                                                          -------------      -------------     -------------      --------------

Net investment income (loss)                                    (55,654)           (41,251)         (350,045)           (260,625)

Net realized gain (loss)                                        222,045             25,893         1,261,893             182,870
Unrealized appreciation (depreciation)
    during the period                                           847,242          1,046,783         9,006,187          10,129,840
                                                          -------------      -------------     -------------      --------------

Net increase (decrease) in
    contract owners' equity from operations                   1,013,633          1,031,425         9,918,035          10,052,085

Changes from principal transactions:
       Purchase payments                                      3,349,072          5,515,160        26,303,050          39,527,215
       Transfers between sub-accounts
           and the Company                                      263,235          1,278,564         1,552,130           9,342,713
       Withdrawals                                             (436,088)           (39,773)       (2,375,656)         (1,124,009)
       Annual contract fee                                      (41,320)            (2,502)         (286,175)            (20,057)
                                                          -------------      -------------     -------------      --------------

Net increase (decrease) in contract owners'
    equity from principal transactions                        3,134,899          6,751,449        25,193,349          47,725,862
                                                          -------------      -------------     -------------      --------------

Total increase (decrease) in
    contract owners' equity                                   4,148,532          7,782,874        35,111,384          57,777,947

Contract owners' equity at
    beginning of period                                       8,170,822            387,948        59,965,899           2,187,952
                                                          -------------      -------------     -------------      --------------

Contract owners' equity at
    end of period                                         $  12,319,354      $   8,170,822     $  95,077,283      $   59,965,899
                                                          =============      =============     =============      ==============

See accompanying notes.

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account H (formerly the Manufacturers Life Insurance Company of North America Separate
                                   Account A)

   Statements of Operations and Changes in Contract Owners' Equity (continued)

                                                                                    SUB-ACCOUNT
                                                          ----------------------------------------------------------------------
                                                                  SCUDDER DREMAN                  SCUDDER EAGLE FOCUSED LARGE
                                                               SMALL CAP VALUE -- B                     CAP GROWTH -- B
                                                          --------------------------------     ---------------------------------
                                                               YEAR ENDED DECEMBER 31                YEAR ENDED DECEMBER 31
                                                              2004                2003              2004               2003
                                                          --------------------------------     ---------------------------------
Income:
   Dividends                                              $     183,797      $     124,090     $           0      $            0

Expenses:
    Mortality and expense risk
       and administrative charges                               652,802            210,255           312,003              92,550
                                                          -------------      -------------     -------------      --------------

Net investment income (loss)                                   (469,005)           (86,165)         (312,003)            (92,550)

Net realized gain (loss)                                      1,300,427            308,965           466,094              34,344
Unrealized appreciation (depreciation)
    during the period                                         8,336,134          5,574,003           101,042           1,547,019
                                                          -------------      -------------     -------------      --------------

Net increase (decrease) in
    contract owners' equity from operations                   9,167,556          5,796,803           255,133           1,488,813

Changes from principal transactions:
       Purchase payments                                     13,588,696         16,886,461        11,386,303           8,467,261
       Transfers between sub-accounts
           and the Company                                    2,167,364          4,496,165           749,537           2,069,305
       Withdrawals                                             (940,150)          (197,357)         (579,692)            (71,739)
       Annual contract fee                                     (146,780)           (11,200)          (57,699)             (3,282)
                                                          -------------      -------------     -------------      --------------

Net increase (decrease) in contract owners'
    equity from principal transactions                       14,669,130         21,174,069        11,498,449          10,461,545
                                                          -------------      -------------     -------------      --------------

Total increase (decrease) in
    contract owners' equity                                  23,836,686         26,970,872        11,753,582          11,950,358

Contract owners' equity at
    beginning of period                                      28,118,023          1,147,151        12,395,938             445,580
                                                          -------------      -------------     -------------      --------------

Contract owners' equity at
    end of period                                         $  51,954,709      $  28,118,023     $  24,149,520       $  12,395,938
                                                          =============      =============     =============       =============

See accompanying notes.

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account H (formerly the Manufacturers Life Insurance Company of North America Separate
                                   Account A)

   Statements of Operations and Changes in Contract Owners' Equity (continued)

                                                                                    SUB-ACCOUNT
                                                          ----------------------------------------------------------------------
                                                                     SCUDDER
                                                             FOCUS VALUE & GROWTH -- B                 SCUDDER INDEX 500 -- B
                                                          --------------------------------     ---------------------------------
                                                              YEAR ENDED DECEMBER 31                 YEAR ENDED DECEMBER 31
                                                              2004                2003              2004               2003
                                                          --------------------------------     ---------------------------------
Income:
   Dividends                                              $      31,624      $      12,653     $     203,473      $       39,628

Expenses:
    Mortality and expense risk
       and administrative charges                               124,430             53,401           632,179             212,292
                                                          -------------      -------------     -------------      --------------

Net investment income (loss)                                    (92,806)           (40,748)         (428,706)           (172,664)

Net realized gain (loss)                                        226,413             67,621         1,424,137             730,576
Unrealized appreciation (depreciation)
    during the period                                           637,128          1,055,852         2,585,517           3,240,730
                                                          -------------      -------------     -------------      ---------------

Net increase (decrease) in
    contract owners' equity from operations                     770,735          1,082,725         3,580,948           3,798,642

Changes from principal transactions:
       Purchase payments                                      2,482,134          4,145,360        12,834,974          19,937,124
       Transfers between sub-accounts
           and the Company                                      174,193            422,497         3,609,563           4,949,797
       Withdrawals                                             (211,531)          (139,298)       (1,018,298)           (166,584)
       Annual contract fee                                      (31,044)            (2,308)         (144,088)             (7,337)
                                                          -------------      -------------     -------------      --------------

Net increase (decrease) in contract owners'
    equity from principal transactions                        2,413,752          4,426,251        15,282,151          24,713,000
                                                          -------------      -------------     -------------      --------------

Total increase (decrease) in
    contract owners' equity                                   3,184,487          5,508,976        18,863,099          28,511,642

Contract owners' equity at
    beginning of period                                       5,885,722            376,746        29,666,525           1,154,883
                                                          -------------      -------------     -------------      --------------

Contract owners' equity at
    end of period                                         $   9,070,209      $   5,885,722     $  48,529,624      $   29,666,525
                                                          =============      =============     =============      ==============

See accompanying notes.

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account H (formerly the Manufacturers Life Insurance Company of North America Separate
                                   Account A)

   Statements of Operations and Changes in Contract Owners' Equity (continued)

                                                                                       SUB-ACCOUNT
                                                          ----------------------------------------------------------------------
                                                                   SCUDDER INVESCO                   SCUDDER JANUS GROWTH
                                                                 DYNAMIC GROWTH -- B                     & INCOME -- B
                                                          --------------------------------     ---------------------------------
                                                                 YEAR ENDED DECEMBER 31             YEAR ENDED DECEMBER 31
                                                               2004               2003             2004                2003
                                                          --------------------------------     ---------------------------------
Income:
   Dividends                                              $           0      $           0     $           0      $       10,199

Expenses:
    Mortality and expense risk
       and administrative charges                                77,802             32,853           277,186              97,844
                                                          -------------      -------------     -------------      --------------

Net investment income (loss)                                    (77,802)           (32,853)         (277,186)            (87,645)

Net realized gain (loss)                                        142,485             39,072           402,486              48,727
Unrealized appreciation (depreciation)
    during the period                                           416,790            657,338         1,718,900           1,566,434
                                                          -------------      -------------     -------------      --------------

Net increase (decrease) in
    contract owners' equity from operations                     481,473            663,557         1,844,200           1,527,516

Changes from principal transactions:
       Purchase payments                                      1,086,155          2,715,887         7,414,988           8,944,172
       Transfers between sub-accounts
           and the Company                                       97,340            597,277          (341,412)          1,928,612
       Withdrawals                                              (72,050)           (13,448)         (385,177)            (37,771)
       Annual contract fee                                      (18,252)              (897)          (60,821)             (3,848)
                                                          -------------      -------------     -------------      --------------

Net increase (decrease) in contract owners'
    equity from principal transactions                        1,093,193          3,298,819         6,627,578          10,831,165
                                                          -------------      -------------     -------------      --------------

Total increase (decrease) in
    contract owners' equity                                   1,574,666          3,962,376         8,471,778          12,358,681

Contract owners' equity at
    beginning of period                                       4,056,919             94,543        12,737,216             378,535
                                                          -------------      -------------     -------------      --------------

Contract owners' equity at
    end of period                                         $   5,631,585      $   4,056,919     $  21,208,994      $   12,737,216
                                                          =============      =============     =============      ==============

See accompanying notes.

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account H (formerly the Manufacturers Life Insurance Company of North America Separate
                                   Account A)

   Statements of Operations and Changes in Contract Owners' Equity (continued)

                                                                                         SUB-ACCOUNT
                                                          ----------------------------------------------------------------------
                                                                  SCUDDER JANUS GROWTH                    SCUDDER MFS
                                                                   OPPORTUNITIES -- B                STRATEGIC VALUE -- B
                                                          --------------------------------     ---------------------------------
                                                                 YEAR ENDED DECEMBER 31            YEAR ENDED DECEMBER 31
                                                               2004               2003             2004               2003
                                                          --------------------------------     ---------------------------------
Income:
   Dividends                                              $           0      $           0     $      20,923      $        4,091

Expenses:
    Mortality and expense risk
       and administrative charges                                98,617             44,902           297,228              72,144
                                                          -------------      -------------     -------------      --------------

Net investment income (loss)                                    (98,617)           (44,902)         (276,305)            (68,053)

Net realized gain (loss)                                        148,217             78,031           599,857              26,261
Unrealized appreciation (depreciation)
    during the period                                           619,965            654,087         2,846,287           1,325,766
                                                          -------------      -------------     -------------      --------------

Net increase (decrease) in
    contract owners' equity from operations                     669,565            687,216         3,169,839           1,283,974

Changes from principal transactions:
       Purchase payments                                      1,542,934          3,782,110        11,511,497           6,596,312
       Transfers between sub-accounts
           and the Company                                       51,230            749,216         1,091,424           2,260,297
       Withdrawals                                             (152,144)          (239,741)         (614,165)            (83,963)
       Annual contract fee                                      (22,251)            (1,535)          (52,188)             (2,654)
                                                          -------------      -------------     -------------      --------------

Net increase (decrease) in contract owners'
    equity from principal transactions                        1,419,769          4,290,050        11,936,568           8,769,992
                                                          -------------      -------------     -------------      --------------

Total increase (decrease) in
    contract owners' equity                                   2,089,334          4,977,266        15,106,407          10,053,966

Contract owners' equity at
    beginning of period                                       5,149,297            172,031        10,393,987             340,021
                                                          -------------      -------------     -------------      --------------

Contract owners' equity at
    end of period                                         $   7,238,631      $   5,149,297     $  25,500,394      $   10,393,987
                                                          =============      =============     =============      ==============

See accompanying notes.

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account H (formerly the Manufacturers Life Insurance Company of North America Separate
                                   Account A)

   Statements of Operations and Changes in Contract Owners' Equity (continued)

                                                                                        SUB-ACCOUNT
                                                          ----------------------------------------------------------------------
                                                                    SCUDDER OAK                          SCUDDER TURNER
                                                               STRATEGIC EQUITY -- B                  MID CAP GROWTH -- B
                                                          --------------------------------     ---------------------------------
                                                              YEAR ENDED DECEMBER 31                  YEAR ENDED DECEMBER 31
                                                              2004                2003              2004               2003
                                                          --------------------------------     ---------------------------------
Income:
   Dividends                                              $           0      $           0     $           0      $            0

Expenses:
    Mortality and expense risk
       and administrative charges                               214,491             60,530           242,858              87,424
                                                          -------------      -------------     -------------      --------------

Net investment income (loss)                                   (214,491)           (60,530)         (242,858)            (87,424)

Net realized gain (loss)                                        411,404            112,373           616,741             185,024
Unrealized appreciation (depreciation)
    during the period                                          (240,625)         1,363,507         1,078,404           2,064,533
                                                          -------------      -------------     -------------      --------------

Net increase (decrease) in
    contract owners' equity from operations                     (43,712)         1,415,350         1,452,287           2,162,133

Changes from principal transactions:
       Purchase payments                                      6,539,155          5,945,096         4,818,646           7,362,563
       Transfers between sub-accounts
           and the Company                                    1,034,066          1,450,888           251,500           1,852,648
       Withdrawals                                             (333,507)           (26,380)         (337,042)           (155,657)
       Annual contract fee                                      (44,197)            (3,160)          (56,771)             (4,980)
                                                          -------------      -------------     -------------      --------------

Net increase (decrease) in contract owners'
    equity from principal transactions                        7,195,517          7,366,444         4,676,333           9,054,574
                                                          -------------      -------------     -------------      --------------

Total increase (decrease) in
    contract owners' equity                                   7,151,805          8,781,794         6,128,620          11,216,707

Contract owners' equity at
    beginning of period                                       9,133,675            351,881        11,792,656             575,949
                                                          -------------      -------------     -------------      --------------

Contract owners' equity at
    end of period                                         $  16,285,480      $   9,133,675     $  17,921,276      $   11,792,656
                                                          =============      =============     =============      ==============

See accompanying notes.

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account H (formerly the Manufacturers Life Insurance Company of North America Separate
                                   Account A)

   Statements of Operations and Changes in Contract Owners' Equity (continued)

                                                                                        SUB-ACCOUNT
                                                          ----------------------------------------------------------------------
                                                            SCUDDER REAL ESTATE -- B (6)       SCUDDER STRATEGIC INCOME -- B (6)
                                                          --------------------------------     ---------------------------------
                                                                YEAR ENDED DECEMBER 31              YEAR ENDED DECEMBER 31
                                                              2004                2003              2004               2003
                                                          --------------------------------     ---------------------------------
Income:
   Dividends                                              $      94,188      $           0     $     425,270      $            0

Expenses:
    Mortality and expense risk
       and administrative charges                               208,405             24,990           172,307              28,711
                                                          -------------      -------------     -------------      --------------

Net investment income (loss)                                   (114,217)           (24,990)          252,963            (28,711)

Net realized gain (loss)                                        449,689             20,832            20,789            (23,424)
Unrealized appreciation (depreciation)
    during the period                                         3,544,634            488,758           589,294             146,921
                                                          -------------      -------------     -------------      --------------

Net increase (decrease) in
    contract owners' equity from operations                   3,880,106            484,600           863,046              94,786

Changes from principal transactions:
       Purchase payments                                      7,917,641          4,522,594         6,771,046           5,873,021
       Transfers between sub-accounts
           and the Company                                      760,875          1,058,896          (356,259)            355,449
       Withdrawals                                             (350,731)           (23,458)         (286,529)            (13,588)
       Annual contract fee                                      (34,376)               (41)          (30,689)                 (2)
                                                          -------------      -------------     -------------      --------------

Net increase (decrease) in contract owners'
    equity from principal transactions                        8,293,409          5,557,991         6,097,569           6,214,880
                                                          -------------      -------------     -------------      --------------

Total increase (decrease) in
    contract owners' equity                                  12,173,515          6,042,591         6,960,615           6,309,666

Contract owners' equity at
    beginning of period                                       6,042,591                  0         6,309,666                   0
                                                          -------------      -------------     -------------      --------------

Contract owners' equity at
    end of period                                         $  18,216,106      $   6,042,591     $  13,270,281      $    6,309,666
                                                          =============      =============     =============      ==============

(6) Commencement of Operations, May 5, 2003, through a vote of the Board of Directors.

See accompanying notes.

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account H (formerly the Manufacturers Life Insurance Company of North America Separate
                                   Account A)

   Statements of Operations and Changes in Contract Owners' Equity (continued)

                                                                                       SUB-ACCOUNT
                                                         -----------------------------------------------------------------------
                                                             SCUDDER        SCUDDER GROWTH   SCUDDER INCOME
                                                           CONSERVATIVE         & INCOME         & GROWTH         SCUDDER GROWTH
                                                         INCOME STRATEGY      STRATEGY (9)      STRATEGY (9)       STRATEGY (9)
                                                         ---------------    --------------   ---------------      --------------
                                                           YEAR ENDED          YEAR ENDED        YEAR ENDED         YEAR ENDED
                                                            DECEMBER 31        DECEMBER 31        DECEMBER 31        DECEMBER 31
                                                               2004                2004              2004               2004
                                                         ---------------    --------------   ---------------      --------------
Income:
   Dividends                                             $            0     $            0     $           0      $            0

Expenses:
    Mortality and expense risk
       and administrative charges                                 1,474             57,309            20,940              87,212
                                                          -------------      -------------     -------------      --------------

Net investment income (loss)                                     (1,474)           (57,309)          (20,940)            (87,212)

Net realized gain (loss)                                          1,264             40,673            37,270              19,994
Unrealized appreciation (depreciation)
    during the period                                             9,539            796,183           200,746           1,467,928
                                                          -------------      -------------     -------------      --------------

Net increase (decrease) in
    contract owners' equity from operations                       9,329            779,547           217,076           1,400,710

Changes from principal transactions:
       Purchase payments                                        421,875         15,730,003         6,568,987          24,083,748
       Transfers between sub-accounts
           and the Company                                      137,008          5,415,951           782,546           7,026,030

       Withdrawals                                               (6,671)           (26,144)          (34,076)            (23,798)
       Annual contract fee                                            0                  0                 0                (688)
                                                          -------------      -------------     -------------      --------------

Net increase (decrease) in contract owners'
    equity from principal transactions                          552,212         21,119,810         7,317,457          31,085,292
                                                          -------------      -------------     -------------      --------------

Total increase (decrease) in
    contract owners' equity                                     561,541         21,899,357         7,534,533          32,486,002

Contract owners' equity at
    beginning of period                                               0                  0                 0                   0
                                                          -------------      -------------     -------------      --------------

Contract owners' equity at
    end of period                                        $      561,541     $   21,899,357     $   7,534,533      $   32,486,002
                                                          =============      =============     =============      ==============

(9) Commencement of Operations, August 16, 2004, through a vote of the Board of Directors.

See accompanying notes.

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account H (formerly the Manufacturers Life Insurance Company of North America Separate
                                   Account A)

   Statements of Operations and Changes in Contract Owners' Equity (continued)

                                                                     SUB-ACCOUNT
                                                       ----------------------------------------
                                                        SCUDDER TEMPLETON     SCUDDER MERCURY
                                                       FOREIGN VALUE (11)    ARGE CAP CORE (11)
                                                       ------------------    ------------------
                                                          YEAR ENDED             YEAR ENDED
                                                          DECEMBER 31           DECEMBER 31
                                                             2004                   2004
                                                       -------------------   ------------------
Income:
   Dividends                                           $               0     $              0

Expenses:
    Mortality and expense risk
       and administrative charges                                    123                  503
                                                       -----------------     ----------------

Net investment income (loss)                                        (123)                (503)

Net realized gain (loss)                                               5                    9
Unrealized appreciation (depreciation)
    during the period                                              3,416               12,905
                                                       -----------------     ----------------

Net increase (decrease) in
    contract owners' equity from operations                        3,298               12,411

Changes from principal transactions:
       Purchase payments                                          28,878                1,276
       Transfers between sub-accounts
           and the Company                                        75,597              446,440
       Withdrawals                                                  (113)                 (61)
       Annual contract fee                                          (104)                (293)
                                                       -----------------     ----------------

Net increase (decrease) in contract owners'
    equity from principal transactions                           104,258              447,362
                                                       -----------------     ----------------

Total increase (decrease) in
    contract owners' equity                                      107,556              459,773

Contract owners' equity at
    beginning of period                                                0                    0
                                                       -----------------     ----------------

Contract owners' equity at
    end of period                                      $         107,556     $        459,773
                                                       =================     ================

(11) Commencement of Operations, November 15, 2004, through a vote of the Board of Directors.

See accompanying notes.

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account H (formerly the Manufacturers Life Insurance Company of North America Separate
                                   Account A)

   Statements of Operations and Changes in Contract Owners' Equity (continued)

                                                                                        SUB-ACCOUNT
                                                          ----------------------------------------------------------------------
                                                                                                          ALGER AMERICAN
                                                            ALGER AMERICAN BALANCED -- B             LEVERAGED ALL CAP -- B
                                                          --------------------------------     ---------------------------------
                                                               YEAR ENDED DECEMBER 31                YEAR ENDED DECEMBER 31
                                                              2004                2003              2004               2003
                                                          --------------------------------     ---------------------------------
Income:
   Dividends                                              $     424,403      $     155,758     $           0      $            0

Expenses:
    Mortality and expense risk
       and administrative charges                               462,849            168,557           121,975              38,404
                                                          -------------      -------------     -------------      --------------

Net investment income (loss)                                    (38,446)           (12,799)         (121,975)            (38,404)

Net realized gain (loss)                                        444,187            118,027           186,480              47,831
Unrealized appreciation (depreciation)
    during the period                                           405,540          1,671,162           416,017             548,890
                                                          -------------      -------------     -------------      --------------

Net increase (decrease) in
    contract owners' equity from operations                     811,281          1,776,390           480,522             558,317

Changes from principal transactions:
       Purchase payments                                      8,247,575         18,742,448         2,960,021           4,379,946
       Transfers between sub-accounts
           and the Company                                      106,960          4,039,031           (31,956)            689,266
       Withdrawals                                             (873,782)          (209,848)         (188,072)            (28,317)
       Annual contract fee                                     (116,236)            (5,431)          (27,005)             (1,161)
                                                          -------------      -------------     -------------      --------------

Net increase (decrease) in contract owners'
    equity from principal transactions                        7,364,517         22,566,200         2,712,988           5,039,734
                                                          -------------      -------------     -------------      --------------

Total increase (decrease) in
    contract owners' equity                                   8,175,798         24,342,590         3,193,510           5,598,051

Contract owners' equity at
    beginning of period                                      24,827,104            484,514         5,846,652             248,601
                                                          -------------      -------------     -------------      --------------

Contract owners' equity at
    end of period                                         $  33,002,902      $  24,827,104     $   9,040,162      $    5,846,652
                                                          =============      =============     =============      ==============

See accompanying notes.

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account H (formerly the Manufacturers Life Insurance Company of North America Separate
                                   Account A)

   Statements of Operations and Changes in Contract Owners' Equity (continued)

                                                                                        SUB-ACCOUNT
                                                          ----------------------------------------------------------------------
                                                                   CREDIT SUISSE                         CREDIT SUISSE
                                                               EMERGING MARKETS -- B           GLOBAL POST VENTURE CAPITAL -- B
                                                          --------------------------------     ---------------------------------
                                                               YEAR ENDED DECEMBER 31               YEAR ENDED DECEMBER 31
                                                              2004                2004              2004               2003
                                                          --------------------------------     ---------------------------------
Income:
   Dividends                                              $      26,361      $           0     $           0      $            0

Expenses:
    Mortality and expense risk
       and administrative charges                               127,586             37,486            30,808               8,165
                                                          -------------      -------------     -------------      --------------

Net investment income (loss)                                   (101,225)           (37,486)          (30,808)             (8,165)

Net realized gain (loss)                                        352,835             54,756           100,474              14,781
Unrealized appreciation (depreciation)
    during the period                                         1,576,900          1,123,128           191,175             214,721
                                                          -------------      -------------     -------------      --------------

Net increase (decrease) in
    contract owners' equity from operations                   1,828,510          1,140,398           260,841             221,337

Changes from principal transactions:
       Purchase payments                                      3,067,177          3,400,611           657,302             690,454
       Transfers between sub-accounts
           and the Company                                      536,136            664,238           131,640             258,795
       Withdrawals                                             (230,016)           (29,980)          (23,338)             (3,889)
       Annual contract fee                                      (27,424)            (1,371)           (6,798)               (357)
                                                          -------------      -------------     -------------      --------------

Net increase (decrease) in contract owners'
    equity from principal transactions                        3,345,873          4,033,498           758,806             945,003
                                                          -------------      -------------     -------------      --------------

Total increase (decrease) in
    contract owners' equity                                   5,174,383          5,173,896         1,019,647           1,166,340

Contract owners' equity at
    beginning of period                                       5,263,811             89,915         1,194,436              28,096
                                                          -------------      -------------     -------------      --------------

Contract owners' equity at
    end of period                                         $  10,438,194      $   5,263,811     $   2,214,083      $    1,194,436
                                                          =============      =============     =============      ==============

See accompanying notes.

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account H (formerly the Manufacturers Life Insurance Company of North America Separate
                                   Account A)

   Statements of Operations and Changes in Contract Owners' Equity (continued)

                                                                                        SUB-ACCOUNT
                                                          ----------------------------------------------------------------------
                                                            DREYFUS SOCIALLY RESPONSIBLE                   DREYFUS VIF
                                                                  GROWTH FUND -- B                     MIDCAP STOCK -- B
                                                          --------------------------------     ---------------------------------
                                                                YEAR ENDED DECEMBER 31                YEAR ENDED DECEMBER 31
                                                              2004                2004              2004               2003
                                                          --------------------------------     ---------------------------------
Income:
   Dividends                                              $       3,259      $          17     $     944,759      $       31,908

Expenses:
    Mortality and expense risk
       and administrative charges                                31,165             14,058           486,657             172,569
                                                          -------------      -------------     -------------      --------------

Net investment income (loss)                                    (27,906)           (14,041)          458,102            (140,661)

Net realized gain (loss)                                         40,623              6,512           565,069             134,130
Unrealized appreciation (depreciation)
    during the period                                            81,139            237,908         3,022,685           3,491,971
                                                          -------------      -------------     -------------      --------------

Net increase (decrease) in
    contract owners' equity from operations                      93,856            230,379         4,045,856           3,485,440

Changes from principal transactions:
       Purchase payments                                        376,932          1,269,773         9,485,791          15,277,189
       Transfers between sub-accounts
           and the Company                                       10,316            254,706         1,886,017           3,857,570
       Withdrawals                                              (91,392)           (17,611)         (779,811)           (169,958)
       Annual contract fee                                       (9,040)            (1,041)         (118,148)             (7,921)
                                                          -------------      -------------     -------------      --------------

Net increase (decrease) in contract owners'
    equity from principal transactions                          286,816          1,505,827        10,473,849          18,956,880
                                                          -------------      -------------     -------------      --------------

Total increase (decrease) in
    contract owners' equity                                     380,672          1,736,206        14,519,705          22,442,320

Contract owners' equity at
    beginning of period                                       1,829,240             93,034        23,164,657             722,337
                                                          -------------      -------------     -------------      --------------

Contract owners' equity at
    end of period                                         $   2,209,912      $   1,829,240     $  37,684,362      $   23,164,657
                                                          =============      =============     =============      ==============

See accompanying notes.

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account H (formerly the Manufacturers Life Insurance Company of North America Separate
                                   Account A)

   Statements of Operations and Changes in Contract Owners' Equity (continued)

                                                                                       SUB-ACCOUNT
                                                          ----------------------------------------------------------------------
                                                               INVESCO UTILITIES -- B                BASIC VALUE FOCUS -- A
                                                          --------------------------------     ---------------------------------
                                                               YEAR ENDED DECEMBER 31                YEAR ENDED DECEMBER 31
                                                               2004                2004              2004               2003
                                                          --------------------------------     ---------------------------------
Income:
   Dividends                                              $      87,457      $      35,205     $     397,369      $      333,589

Expenses:
    Mortality and expense risk
       and administrative charges                                58,361             27,791           542,280             509,398
                                                          -------------      -------------     -------------      --------------

Net investment income (loss)                                     29,096              7,414          (144,911)           (175,809)

Net realized gain (loss)                                        119,925             21,108           512,399            (700,090)
Unrealized appreciation (depreciation)
    during the period                                           623,914            347,716         2,858,346          10,487,038
                                                          -------------      -------------     -------------      --------------

Net increase (decrease) in
    contract owners' equity from operations                     772,935            376,238         3,225,834           9,611,139

Changes from principal transactions:
       Purchase payments                                        679,292          2,367,819           261,358             290,593
       Transfers between sub-accounts
           and the Company                                       63,352            378,724        (2,468,211)         (3,170,345)
       Withdrawals                                              (79,612)           (48,621)       (2,203,849)         (2,002,319)
       Annual contract fee                                      (14,663)            (1,050)          (89,655)            (95,255)
                                                          -------------      -------------     -------------      --------------

Net increase (decrease) in contract owners'
    equity from principal transactions                          648,369          2,696,872        (4,500,357)         (4,977,326)
                                                          -------------      -------------     -------------      --------------

Total increase (decrease) in
    contract owners' equity                                   1,421,304          3,073,110        (1,274,523)          4,633,813

Contract owners' equity at
    beginning of period                                       3,186,787            113,677        38,154,407          33,520,594
                                                          -------------      -------------     -------------      --------------

Contract owners' equity at
    end of period                                         $   4,608,091      $   3,186,787     $  36,879,884      $   38,154,407
                                                          =============      =============     =============      ==============

See accompanying notes.

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account H (formerly the Manufacturers Life Insurance Company of North America Separate
                                   Account A)

   Statements of Operations and Changes in Contract Owners' Equity (continued)

                                                                                         SUB-ACCOUNT
                                                          ----------------------------------------------------------------------
                                                              SMALL CAP VALUE FOCUS -- A            GLOBAL ALLOCATION -- B (6)
                                                          --------------------------------     ---------------------------------
                                                                YEAR ENDED DECEMBER 31                YEAR ENDED DECEMBER 31
                                                              2004                2004              2004               2003
                                                          --------------------------------     ---------------------------------
Income:
   Dividends                                              $   2,018,790      $     133,507     $      47,238      $       46,653

Expenses:
    Mortality and expense risk
       and administrative charges                               264,087            246,016            25,407               2,763
                                                          -------------      -------------     -------------      --------------

Net investment income (loss)                                  1,754,703           (112,509)           21,831              43,890

Net realized gain (loss)                                        513,795           (511,753)           35,718                 973
Unrealized appreciation (depreciation)
    during the period                                           (64,432)         6,340,675           144,408              88,480
                                                          -------------      -------------     -------------      --------------

Net increase (decrease) in
    contract owners' equity from operations                   2,204,066          5,716,413           201,957             133,343

Changes from principal transactions:
       Purchase payments                                        134,940            204,475               485                  18
       Transfers between sub-accounts
           and the Company                                   (1,613,036)        (2,642,827)         (209,113)          1,665,812
       Withdrawals                                             (630,407)        (1,090,494)          (68,614)               (795)
       Annual contract fee                                      (49,072)           (51,790)           (4,318)               (180)
                                                          -------------      -------------     -------------      --------------

Net increase (decrease) in contract owners'
    equity from principal transactions                       (2,157,575)        (3,580,636)         (281,560)          1,664,855
                                                          -------------      -------------     -------------      --------------

Total increase (decrease) in
    contract owners' equity                                      46,491          2,135,777           (79,603)          1,798,198

Contract owners' equity at
    beginning of period                                      18,310,540         16,174,763         1,798,198                   0
                                                          -------------      -------------     -------------      --------------

Contract owners' equity at
    end of period                                         $  18,357,031      $  18,310,540     $   1,718,595      $    1,798,198
                                                          =============      =============     =============      ==============

(6) Commencement of Operations, May 5, 2003, through a vote of the Board of Directors.

See accompanying notes.

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account H (formerly the Manufacturers Life Insurance Company of North America Separate
                                   Account A)

   Statements of Operations and Changes in Contract Owners' Equity (continued)

                                                           -----------------------------------
                                                                          TOTAL
                                                           -----------------------------------
                                                                  YEAR ENDED DECEMBER 31
                                                                 2004                 2003
                                                           ----------------   ----------------
Income:
   Dividends                                               $    304,090,221   $    259,669,798

Expenses:
    Mortality and expense risk
       and administrative charges                               327,741,021        239,367,804
                                                           ----------------   ----------------

Net investment income (loss)                                    (23,650,800)        20,301,994

Net realized gain (loss)                                        (95,006,990)    (1,040,422,873)
Unrealized appreciation (depreciation)
    during the period                                         2,203,497,322      4,244,362,419
                                                           ----------------   ----------------

Net increase (decrease) in
    contract owners' equity from operations                   2,084,839,532      3,224,241,540

Changes from principal transactions:
       Purchase payments                                      4,782,928,698      2,964,820,227
       Transfers between sub-accounts
           and the Company                                      461,927,073        666,784,983
       Withdrawals                                           (1,646,987,670)    (1,460,586,619)
       Annual contract fee                                      (46,143,597)       (30,999,153)
                                                           ----------------   ----------------

Net increase (decrease) in contract owners'
    equity from principal transactions                        3,551,724,504      2,140,019,438
                                                           ----------------   ----------------

Total increase (decrease) in
    contract owners' equity                                   5,636,564,036      5,364,260,978

Contract owners' equity at
    beginning of period                                      18,983,313,428     13,619,052,450
                                                           ----------------   ----------------

Contract owners' equity at
    end of period                                          $ 24,619,877,464   $ 18,983,313,428
                                                           ================   ================

See accompanying notes.

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account H (formerly The Manufacturers Life Insurance Company of North America Separate
                                   Account A)


                          Notes to Financial Statements

                                December 31, 2004

1. ORGANIZATION


The Manufacturers Life Insurance Company (U.S.A.), Separate Account H (the Account) is a separate account established by The Manufacturers Life Insurance Company (U.S.A.) (the Company). The Company established the Account on August 24, 1984 as a separate account under Delaware law. The Account operates as a Unit Investment Trust under the Investment Company Act of 1940, as amended, and invests in one hundred twenty-three sub-accounts of Manufacturers Investment Trust (the Trust), thirty-four sub-accounts of the Scudder Variable Series Trust, two sub-accounts of the Alger American Fund, two sub-accounts of the Credit Suisse Trust, two sub-accounts of the Dreyfus Service Corporation, one sub-account of the Invesco VIF Funds and three sub-accounts of Merrill Lynch Variable Series Funds, Inc. The Account is a funding vehicle for variable annuity contracts (the Contracts) issued by the Company. The Account includes 214 contracts, distinguished principally by the level of expenses and surrender charges. These 214 contracts are as follows: Venture Variable Annuity 1, 3, 7, 8, 10, 11, 12, 13, 14, 15, 16, 17, 18, 20, 21, 22, 23, 25, 26, 27, 28, 30, 31,
32, 33, 34, 40, 41, 42, 43, 50, 51, 52, 53, 55, 56, 58, 60, 61, 63, 64, 65, 66,
67, 68, 70, 71, 73, 74, 75, 76, 77, 78, 80, 81, 82, 83, 84, 85, 86, 87, 88, 90,
91, 92, 93 (VEN 1, 3, 7, 8, 17, 18, 20, 21, 22, 23, 25, 26, 27, 28, 30, 31, 32,
33, 34, 40, 41, 42, 43, 50, 51, 52, 53, 55, 56, 58, 80, 81, 82, 83, 84, 90, 91,
92, 93 VENR 21, 23, 31, 41, 51, 53, 61, 71, 18, 60, 61, 63, 64, 65, 66, 67, 68,
70, 71, 73, 74, 75, 76, 77, 78, 80, 81, 83, 84, 85, 86, 87, 88), Venture Vantage
Annuity 10, 11, 12, 13, 15, 16, 17, 18, 19, 20, 21, 22, 23, 25, 26, 30, 31, 32,
33, 34, 35, 36, 37, 38, 39, 40, 41, 42, 43, 44, 45, 46, 47, 48, 49, 50, 51, 52,
53, 55, 56, 60, 61, 62, 63, 65, 66, 67, 68, 69, 70, 71, 72, 73, 75, 76, 80, 81,
82, 83, 85, 86 (VTG 10, 11, 12, 13, 15, 16, 17, 18, 19, 20, 21, 22, 23, 25, 26,
30, 31, 32, 33, 34, 35, 36, 37, 38, 39, 40, 41, 42, 43, 44, 45, 46, 47, 48, 49,
50, 51, 52, 53, 55, 56, 60, 61, 62, 63, 65, 66, 67, 68, 69, 70, 71, 72, 73, 75,
76, 80, 81, 82, 83, 85, 86), Venture Vision Variable Annuity 5, 6, 25, 26, 27,
28, 29, 25B, 26B, 27B, 28B (VIS 5, 6, 25, 26, 27, 28, 29, 25B, 26B, 27B, 28B),
Venture No-load Rollover Annuity (MRP) (MRPG01, MRPI01, VSTG01, VSTI01) Scudder Wealthmark Variable Annuity (WV A1E, A1I, A1W, A2E, A2I, A2W, A3E, A3I, A3W, B1E, B1I, B1W, B2E, B2I, B2W, B3E, B3I, B3W) and Scudder Wealthmark ML3 Variable Annuity (W3 A1I, A1W, A3I, A3W, B1I, B3I, B1W, B3W, G1I, G1W, G3I, G3W, N1I, N1W, N3I, N3W).



The Company is an indirect, wholly owned subsidiary of The Manufacturers Life Insurance Company (MLI). MLI, in turn, is an indirect, wholly owned subsidiary of Manulife Financial Corporation (MFC), a Canadian-based publicly traded stock life insurance company. MFC and its subsidiaries are known collectively as Manulife Financial. Prior to 2002, the Company was a wholly owned subsidiary of The Manufacturers Life Insurance Company of North America (MNA). Effective January 1, 2002, MNA was merged with and into the Company.

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account H (formerly The Manufacturers Life Insurance Company of North America Separate
                                   Account A)


                   Notes to Financial Statements (continued)




1. ORGANIZATION (CONTINUED)

On May 1, 2003, the Scudder Investment Grade Bond sub-account was renamed Scudder Fixed Income through a vote of the Board of Directors.

On May 2, 2003, the U.S. Large Cap Value sub-account was renamed U.S Large Cap through a vote of the Board of Directors.

On May 2, 2003, eight sub-accounts held by Manufacturers Investment Trust, including Internet Technologies -- Class A, Internet Technologies -- Class B, Telecommunications -- Class A, Telecommunications -- Class B, Mid Cap Growth -- Class A, Mid Cap Growth -- Class B, Mid Cap Opportunities -- Class A, Mid Cap Opportunities -- Class B, and one sub-account held by Merrill Lynch Variable Series Funds, Inc., Developing Capital Markets Focus -- Class A, ceased operations.

On May 5, 2003, the Capital Opportunities sub-account was renamed Strategic Value through a vote of the Board of Directors.

On May 5, 2003, the Tactical Allocation sub-account was renamed Global Allocation through a vote of the Board of Directors.

On May 5, 2003, twelve new sub-accounts held by Manufacturers Investment Trust, including Emerging Growth -- Class B, Natural Resources -- Class B, Mid Cap Core -- Class B, Quantitative All Cap -- Class B, Large Cap Value -- Class B, Small Cap Opportunities -- Class B, Special Value -- Class B, Real Return Bond -- Class B, American International -- Class B, American Growth -- Class B, American Blue-Chip Income & Growth -- Class B, American Growth - Income -- Class B, two new sub-accounts held by Scudder Variable Series Trust, including Scudder Real Estate -- Class B, Scudder Strategic Income -- Class B, and one new sub-account held by Merrill Lynch Variable Series Funds, Inc, Global Allocation -- Class B commenced operations.

On August 4, 2003, one new sub-account, Great Companies America -- Class B, commenced operations.

On April 30, 2004, Quantitative Equity sub-account was merged into the US Large Cap sub-account through a vote of the board of directors.

On April 30, 2004, Balanced sub-account was merged into the Income & Value sub-account through a vote of the board of directors.

On May 3, 2004, nine sub-accounts, American Century Small Company, PIMCO VIT All Asset Portfolio, LMFM Core Equity, PIM Classic Value, MFC Quantitative Value, U.S. Global Leaders


1. ORGANIZATION (CONTINUED)

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account H (formerly The Manufacturers Life Insurance Company of North America Separate
                                   Account A)


                   Notes to Financial Statements (continued)




Growth, John Hancock Strategic Income, John Hancock VST Int'l Equity Index -- Class A, John Hancock VST Int'l Equity Index -- Class B commenced operation.

On June 18, 2004, International Index sub-account was merged into the JH VST International Equity Index through a vote of the board of directors.

On August 16, 2004, three sub-accounts, Scudder Growth & Income Strategy, Scudder Income & Growth Strategy, and Scudder Growth Strategy commenced operation.

On November 15, 2004, two sub-accounts, Scudder Mercury Large Cap Core and Scudder Templeton Foreign Value commenced operation.

2. SIGNIFICANT ACCOUNTING POLICIES

Investments are made in the portfolios of the Trust and are valued at the reported net asset values of such portfolios. Transactions are recorded on the trade date. Income from dividends is recorded on the ex-dividend date. Realized gains and losses on the sales of investments are computed on the basis of the identified cost of the investment sold.

In addition to the Account, a contract owner may also allocate funds to the Fixed Account, which is part of the Company's general account. Because of exemptive and exclusionary provisions, interests in the Fixed Account have not been registered under the Securities Act of 1933, and the Company's general account has not been registered as an investment company under the Investment Company Act of 1940.

Annuity reserves are computed for contracts under which periodic benefit payments are being made according to the 1983a Individual Annuitant Mortality Table. The assumed investment return is 4%, as regulated by the laws of the respective states. The mortality risk is fully borne by the Company and may result in additional amounts being transferred into the Account by the Company.


The operations of the Account are included in the federal income tax return of the Company, which is taxed as a life insurance company under the provisions of the Internal Revenue Code (the Code). Under the current provisions of the Code, the Company does not expect to incur federal income taxes on the earnings of the Account to the extent the earnings are credited under the contracts. Based on this, no charge is being made currently to the Account for federal income taxes. The Company will periodically review the status of this decision based on changes in the tax law. Such a charge may be made in future years for any federal income taxes that would be attributable to the Account.

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account H (formerly The Manufacturers Life Insurance Company of North America Separate
                                   Account A)


                   Notes to Financial Statements (continued)




The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from reported results using those estimates.

3. AFFILIATED COMPANY TRANSACTIONS

The Company has an Administrative Services Agreement with Manulife Financial, whereby Manulife Financial or its designee, with the consent of the Company, performs certain services on behalf of the Company necessary for the operation of the separate account. The Company has underwriting and distribution agreements with its affiliate, Manufacturers Securities Services LLC (MSS). MSS is 60% owned by the Company and 40% owned by The Manufacturers Life Insurance Company of New York (MNY). MNY is a wholly owned subsidiary of the Company.

4. CONTRACT CHARGES

There are no deductions made from purchase payments for sales charges at the time of purchase. In the event of a surrender, a contingent deferred sales charge may be charged by the Company to cover sales expenses. An annual administrative fee of $30 is deducted from each contract owners' account on the contract anniversary date to cover contract administration costs. This charge is waived on certain contracts.

Deductions from each sub-account are made daily for administrative fees and for the assumption of mortality and expense risk charges as follows:

(i) Prior Contract Series (VEN 1): deductions from each sub-account are made daily for the assumption of mortality and expense risks equal to an effective annual rate of 1.30% of the contract value.


(ii) Current Contract Series (VEN 3, 7, 8, 17, 18, 20, 21, 22, 23, 25, 26, 27,
     30, 31, 32, 33, 34, 40, 41, 42, 43 VENR 21, 23, 31, 41, MRP20, 21, 22, 23,
     25, 26, 27, MLL25, 26, 27, 28, 43): deductions from each sub-account are made daily for administration and for the assumption of mortality and expense risks equal to an effective annual rate of 0.15% and 1.25% of the contract value, respectively.


(iii)Current Contract Series (VEN 25, 26, 27, 28, MLL25, 26,): offered in Merrill Lynch Series Funds only (Basic Value Focus, Developing Capital Markets Focus and Special Value Focus portfolios): deductions from each sub-account are made daily for administration and for the assumption of mortality and expense risks equal to an effective annual rate of 0.15% and 1.25% of the contract value, respectively.


(iv) Current Contract Series (VIS 5, 6, 25, 25B, 26, 26B, 27, 27B, 28, 28B, 29,
     TYP 10, 11, 13, 14,

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account H (formerly The Manufacturers Life Insurance Company of North America Separate
                                   Account A)


                   Notes to Financial Statements (continued)




       15, 16, 17, 18): deductions from each sub-account are made daily for distribution fees, administration and for the assumption of mortality and expense risks equal to an effective annual rate of 0.15%, 0.25% and 1.25% of the contract value, respectively.

(v)    Current Contract Series (VTG 10, 11, 12, 13, 15, 16, 17, 18, 19, 20, 21,
       22, 23, 25, 26, 30, 31, 32, 40, 41, 42): deductions from each sub-account are made daily for administration and for the assumption of mortality and expense risks equal to an effective annual rate of 0.30% and 1.25% of the contract value, respectively.

(vi)   Current Contract Series (VTG 36, 37, 46, 47, 50, 51, 52, 53, 55, 56, 70,
       71, 72, 73, 75, 76): deductions from each sub-account are made daily for administration and for the assumption of mortality and expense risks equal to an effective annual rate of 0.30% and 1.45% of the contract value, respectively.


(vii)  Current Contract Series (VTG 33, 34, 35, 43, 44, 45, 60, 61, 62, 63, 65,
       66, 67, 68, 69, VEN 50, 51, 52, 53, 55, 56, 58, 80, 81, 82, 83, 84, 90,
       91, 92, 93, VENR51, 53, 61, 71, MRP 50, 51, 52, 53, 55, 56, MLL 55, 56,
       58, 93): deductions from each sub-account are made daily for administration and for the assumption of mortality and expense risks equal to an effective annual rate of 0.30% and 1.30% of the contract value, respectively.



(viii) Current Contract Series (VTG 38, 39, 48, 49, 80, 81, 82, 83, 85, 86):
       deductions from each sub-account are made daily for administration and for the assumption of mortality and expense risks equal to an effective annual rate of 0.30% and 1.50% of the contract value, respectively.



(ix) Current Contract Series (MRPG01, I01, VSTG01, I01): deductions from each sub-account are made daily for administration and for the assumption of mortality and expense risks equal to an effective annual rate of 0.15% and 0.85% of the contract value, respectively.



(x)    Current Contract Series (VEN 50, 51, 52, 53, 55, 56, 58, 80, 81, 82, 83,
       84, 90, 91, 92, 93, VENR 51, 53, 61, 71, MRP7, 17, 50, 51, 52, 53, 55,
       56, MLL 55, 56 58, 93, VTG 33, 34, 35, 43, 44, 45, 60, 61, 62, 63, 65,
       66, 67, 68, 69): deductions from each sub-account are made daily for administration, the assumption of mortality and expense risks and a guaranteed earnings multiplier rider equal to an effective annual rate of 0.15%, 1.25% and 0.20%, respectively.



(xi)   Current Contract Series (TYP 10, 11, 12, 13, 14, 15, 16, 17, 18):
       deductions from each sub-account are made daily for administration and the assumption of mortality and expense risks equal to an effective annual rate of 0.40% and 1.25%, respectively.



(xii) Current Contract Series (TYP 60, 61, 63, 64, 65, 66, 67, 68): deductions from each sub-account are made daily for administration, the assumption of mortality and expense risks and an annual death benefit step rider equal to an effective annual rate of 0.40%, 1.25% and 0.05%, respectively. Contracts issued after May 2, 2003 have deductions for the annual death benefit

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account H (formerly The Manufacturers Life Insurance Company of North America Separate
                                   Account A)


                   Notes to Financial Statements (continued)




     rider equal to an effective annual rate of 0.20%.


(xiii) Current Contract Series (TYP 70, 71, 73, 74, 75, 76, 77, 78): deductions from each sub-account are made daily for administration, the assumption of mortality and expense risks and a guaranteed earnings multiplier equal to an effective annual rate of 0.40%, 1.25% and 0.20%, respectively.



(xiv) Current Contract Series (TYP 80, 81, 83, 84, 85, 86, 87, 88): deductions from each sub-account are made daily for administration, the assumption of mortality and expense risks, a guaranteed earnings multiplier and an annual death benefit rider equal to an effective annual rate of 0.40%, 1.25%, 0.20% and 0.05%, respectively. Contracts issued after May 2, 2003 have deductions for the annual death benefit rider equal to an effective annual rate of 0.20%.



(xv) Current Contract Series (VSTG01, VSTI01, MRPG01, MRPI01): deductions from each sub-account are made daily for administration and for the assumption of mortality and expense risks equal to an effective annual rate of 0.15% and 0.30% of the contract value, respectively.



(xvi) Current Contract Series (WVA1I, A2I, A3I, A1E, A2E, A3E, A1W, A2W, A3W): deductions from each sub-account are made daily for administration and for the assumption of mortality and expense risks equal to an effective annual rate of 0.15% and 1.25% of the contract value, respectively.


(xvii) Current Contract Series (WVB1I, B2I, B3I, B1E, B2E, B3E, B1W, B2W, B3W): deductions from each sub-account are made daily for administration, the assumption of mortality and expense and the enhanced earnings death benefit rider risks equal to an effective annual rate of 0.15%, 1.25% and 0.20% of the contract value, respectively.

(xviii) Current Contract Series (W3N1I, N3I, N1W, N3W): deductions from each sub-account are made daily for administration and for the assumption of mortality and expense risks equal to an effective annual rate of 0.40% and 1.25% of the contract value, respectively.

(xix) Current Contract Series (W3A1I, A3I, A1W, A3W): deductions from each sub-account are made daily for administration, mortality and expense risks and the annual step-up value rider equal to an effective annual rate of 0.40%, 1.25% and 0.05% of the contract value, respectively. Contracts issued after May 2, 2003 have deductions for the annual death benefit rider equal to an effective annual rate of 0.20%.


(xx) Current Contract Series (W3G1I, G3I, G1W, G3W): deductions from each sub-account are made daily for administration, mortality and expense risks and the enhanced earnings death benefit rider equal to an effective annual rate of 0.40%, 1.25% and 0.20% of the contract value, respectively.


(xxi) Current Contract Series (W3B1I, B3I, B1W, B3W): deductions from each sub-account are

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account H (formerly The Manufacturers Life Insurance Company of North America Separate
                                   Account A)


                   Notes to Financial Statements (continued)




     made daily for administration, mortality and expense risks, the annual step-up value rider and the enhanced earnings death benefit rider equal to an effective annual rate of 0.40%, 1.25%, 0.05% and 0.20% of the contract value, respectively. Contracts issued after May 2, 2003 have deductions for the annual death benefit rider equal to an effective annual rate of 0.20%.

5. PURCHASES AND SALES OF INVESTMENTS

The following table shows aggregate cost of shares purchased and proceeds from sales of each sub-account for the year ended December 31, 2004:

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account H (formerly The Manufacturers Life Insurance Company of North America Separate
                                   Account A)


                   Notes to Financial Statements (continued)




                                                                                   PURCHASES           SALES
                                                                                 ------------------------------
Strategic Opportunities Portfolio -- Class A                                     $ 11,365,361      $ 94,525,482
Strategic Opportunities Portfolio -- Class B                                       13,995,058        12,469,770
Investment Quality Bond Portfolio -- Class A                                       32,189,669        76,790,473
Investment Quality Bond Portfolio -- Class B                                       35,692,576        34,178,557
Growth & Income Portfolio -- Class A                                               35,578,755       254,294,831
Growth & Income Portfolio -- Class B                                               54,940,840        44,380,352
Blue Chip Growth Portfolio -- Class A                                              31,090,381       176,756,503
Blue Chip Growth Portfolio -- Class B                                             102,994,502        68,082,476
Money Market Portfolio -- Class A                                                 416,870,224       548,261,919
Money Market Portfolio -- Class B                                                 333,468,656       330,924,451
Global Equity Portfolio -- Class A                                                 13,267,597        59,317,860
Global Equity Portfolio -- Class B                                                 14,771,478        10,533,784
Global Bond Portfolio -- Class A                                                   30,576,254        45,771,473
Global Bond Portfolio -- Class B                                                   93,129,977        58,388,023
U.S. Government Securities Portfolio -- Class A                                    43,475,403       112,744,856
U.S. Government Securities Portfolio -- Class B                                    90,275,697        96,062,563
Diversified Bond Portfolio -- Class A                                              27,777,328        64,900,675
Diversified Bond Portfolio -- Class B                                             403,788,154       154,428,451
Income & Value Portfolio -- Class A                                               106,692,049       104,925,455
Income & Value Portfolio -- Class B                                                90,781,931        56,399,806
Large Cap Growth Portfolio -- Class A                                              22,279,032        73,561,242
Large Cap Growth Portfolio -- Class B                                              46,848,887        41,183,441
Equity-Income Portfolio -- Class A                                                 74,941,243       156,490,238
Equity-Income Portfolio -- Class B                                                164,309,940       104,316,375
Strategic Bond Portfolio -- Class A                                                29,098,886        59,924,860
Strategic Bond Portfolio -- Class B                                                75,684,178        43,073,934
Overseas Portfolio -- Class A                                                      19,915,711        44,831,124
Overseas Portfolio -- Class B                                                      33,261,074        21,126,489
All Cap Core Portfolio -- Class A                                                  14,528,086        51,542,896
All Cap Core Portfolio -- Class B                                                   9,508,853         8,601,025
All Cap Growth Portfolio -- Class A                                                 8,993,078        70,052,465
All Cap Growth Portfolio -- Class B                                                22,228,428        19,776,830
International Small Cap Portfolio -- Class A                                       24,500,049        34,786,109
International Small Cap Portfolio -- Class B                                       36,160,350        25,004,474
Pacific Rim Emerging Markets Portfolio -- Class A                                  21,138,631        23,388,751

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account H (formerly The Manufacturers Life Insurance Company of North America Separate
                                   Account A)


                   Notes to Financial Statements (continued)




5. PURCHASES AND SALES OF INVESTMENTS (CONTINUED)

                                                                                  PURCHASES           SALES
                                                                                -------------------------------
Pacific Rim Emerging Markets Portfolio -- Class B                               $  30,952,614      $ 26,012,322
Science & Technology Portfolio -- Class A                                          31,663,706        93,174,159
Science & Technology Portfolio -- Class B                                          46,111,418        43,334,403
Emerging Small Company Portfolio -- Class A                                        22,216,281        52,775,425
Emerging Small Company Portfolio -- Class B                                        44,184,028        41,359,802
Aggressive Growth Portfolio -- Class A                                             12,529,983        51,721,733
Aggressive Growth Portfolio -- Class B                                             21,925,917        20,706,426
International Stock Portfolio -- Class A                                            9,154,709        22,159,008
International Stock Portfolio -- Class B                                           16,809,292        15,629,906
Quantitative Equity Portfolio -- Class A                                            2,385,858       121,902,508
Quantitative Equity Portfolio -- Class B                                              553,681         6,277,570
Value Portfolio -- Class A                                                         42,849,966        52,938,888
Value Portfolio -- Class B                                                         41,872,665        28,745,857
Real Estate Securities Portfolio -- Class A                                        44,309,190        48,572,327
Real Estate Securities Portfolio -- Class B                                        86,358,064        62,247,431
Balanced Portfolio -- Class A                                                       6,736,540        64,035,881
Balanced Portfolio -- Class B                                                       4,262,745        20,839,578
High Yield Portfolio -- Class A                                                    82,223,649       121,987,341
High Yield Portfolio -- Class B                                                   104,700,001        87,955,977
Lifestyle Aggressive 1000 Portfolio -- Class A                                     47,596,904        29,355,242
Lifestyle Aggressive 1000 Portfolio -- Class B                                    188,878,756       105,415,485
Lifestyle Growth 820 Portfolio -- Class A                                         161,628,715       125,492,391
Lifestyle Growth 820 Portfolio -- Class B                                       2,003,679,159       846,433,764
Lifestyle Balanced 640 Portfolio -- Class A                                       194,206,158       142,726,937
Lifestyle Balanced 640 Portfolio -- Class B                                     1,891,502,980       804,639,688
Lifestyle Moderate 460 Portfolio -- Class A                                        75,867,712        82,090,087
Lifestyle Moderate 460 Portfolio -- Class B                                       544,312,166       275,654,737
Lifestyle Conservative 280 Portfolio -- Class A                                    71,509,665        63,511,772
Lifestyle Conservative 280 Portfolio -- Class B                                   266,815,229       158,485,880
Small Company Value Portfolio -- Class A                                           60,687,703        74,741,936
Small Company Value Portfolio -- Class B                                          117,129,035        81,079,368
International Value Portfolio -- Class A                                           39,762,171        32,473,552
International Value Portfolio -- Class B                                           94,561,040        60,889,090
Small Company Blend Portfolio -- Class A                                           15,750,027        36,139,683
Small Company Blend Portfolio -- Class B                                           41,305,204        33,401,414
Total Return Portfolio -- Class A                                                  69,384,261       159,445,875
Total Return Portfolio -- Class B                                                 164,080,314       155,450,668
US Large Cap Value Portfolio -- Class A                                           143,508,860        80,940,113

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account H (formerly The Manufacturers Life Insurance Company of North America Separate
                                   Account A)


                   Notes to Financial Statements (continued)




5. PURCHASES AND SALES OF INVESTMENTS (CONTINUED)

                                                                                  PURCHASES            SALES
                                                                                 -------------------------------
US Large Cap Value Portfolio -- Class B                                          $ 70,935,317       $ 52,608,401
Mid Cap Stock Portfolio -- Class A                                                 40,758,772         45,790,968
Mid Cap Stock Portfolio -- Class B                                                 76,600,474         58,917,879
Global Allocation Portfolio -- Class A                                             13,095,418         12,495,122
Global Allocation Portfolio -- Class B                                             45,298,207         19,513,382
Dynamic Growth Portfolio -- Class A                                                 8,729,972         28,480,419
Dynamic Growth Portfolio -- Class B                                                15,587,481         20,069,396
International Index -- Class A                                                      3,668,202         23,233,988
International Index -- Class B                                                      4,409,389         20,776,141
Total Stock Market Index Portfolio -- Class A                                       9,463,693         13,214,420
Total Stock Market Index Portfolio -- Class B                                      19,620,500         17,678,578
500 Index Portfolio -- Class A                                                     39,978,015         59,325,875
500 Index Portfolio -- Class B                                                     65,291,464         52,001,441
Mid Cap Index Portfolio -- Class A                                                 15,426,019         23,220,663
Mid Cap Index Portfolio -- Class B                                                 33,228,595         26,006,286
Small Cap Index Portfolio -- Class A                                               15,365,085         28,256,014
Small Cap Index Portfolio -- Class B                                               30,869,615         24,836,989
Capital Appreciation Portfolio -- Class A                                           9,976,506         15,182,645
Capital Appreciation Portfolio -- Class B                                          17,948,557         18,003,693
Health Sciences Portfolio -- Class A                                               29,667,467         33,622,979
Health Sciences Portfolio -- Class B                                               53,980,893         41,323,865
Financial Services Portfolio -- Class A                                            10,474,066         16,115,449
Financial Services Portfolio -- Class B                                            24,250,391         22,179,760
Quantitative Mid Cap Portfolio -- Class A                                           7,759,873          5,597,157
Quantitative Mid Cap Portfolio -- Class B                                           8,858,306          6,125,524
Strategic Growth Portfolio -- Class A                                               8,589,788         17,727,951
Strategic Growth Portfolio -- Class B                                              16,174,201         15,243,195
All Cap Value Portfolio -- Class A                                                 26,140,039         21,922,019
All Cap Value Portfolio -- Class B                                                 49,451,512         30,961,590
Strategic Value Portfolio -- Class A                                               14,549,958         17,818,858
Strategic Value Portfolio -- Class B                                               17,670,741         13,562,784
Utilities Portfolio -- Class A                                                     17,974,429         11,938,852
Utilities Portfolio -- Class B                                                     26,287,391         17,991,615
Mid Cap Value Portfolio -- Class A                                                 62,947,226         54,464,310
Mid Cap Value Portfolio -- Class B                                                125,648,136         84,542,065
Fundamental Value Portfolio -- Class A                                             40,466,336         40,213,325
Fundamental Value Portfolio -- Class B                                            118,752,732         72,927,218
Emerging Growth Portfolio -- Class B                                               14,924,895         10,913,742

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account H (formerly The Manufacturers Life Insurance Company of North America Separate
                                   Account A)


                   Notes to Financial Statements (continued)




5. PURCHASES AND SALES OF INVESTMENTS (CONTINUED)

                                                                                  PURCHASES            SALES
                                                                                -------------------------------
Natural Resources Portfolio -- Class B                                          $ 104,474,194      $ 60,132,058
Mid Cap Core Portfolio -- Class B                                                  41,919,287        25,279,942
Quantitative All Cap Portfolio -- Class B                                           3,236,703         1,841,209
Large Cap Value Portfolio -- Class B                                               55,340,456        29,570,685
Small Cap Opportunities Portfolio -- Class B                                       40,775,783        28,853,856
Special Value Portfolio -- Class B                                                 11,599,808         7,255,145
Real Return Bond Portfolio -- Class B                                             157,420,098       102,673,997
Great Companies America Portfolio -- Class B                                          856,933         1,109,163
American International Portfolio  -- Class B                                      335,084,536       144,066,068
American Growth Portfolio -- Class B                                              663,224,427       321,956,131
American Blue-Chip Income & Growth Portfolio -- Class B                           155,414,005        89,195,447
American Growth-Income Portfolio -- Class B                                       573,951,578       265,506,923
American Century - Small Company  Class B                                           9,884,593         3,635,435
PIMCO VIT All Asset Portfolio                                                      25,991,042        10,993,626
Core Equity  Class B                                                               39,480,981        15,315,003
Classic Value  Class B                                                             12,164,654         5,174,092
Quantitative Value  -- Class B                                                        880,896           457,082
US Global Leaders Growth                                                            5,162,906         1,903,261
Strategic Income  Class B                                                          11,055,655         4,299,192
John Hancock VST Int'l Eq Index -- Class A                                         24,115,812         4,470,975
John Hancock VST Int'l Eq Index  -- Class B                                        31,491,953        11,611,466
Scudder 21st Century Growth Portfolio -- Class B                                    3,735,182         3,034,610
Scudder Capital Growth Portfolio -- Class B                                         5,828,039         1,567,956
Scudder Global Discovery Portfolio -- Class B                                       6,219,453         1,303,113
Scudder Growth & Income Portfolio -- Class B                                        9,582,844         3,138,947
Scudder Health Sciences Portfolio -- Class B                                        5,540,162         1,394,799
Scudder International Portfolio -- Class B                                         13,806,730         2,043,147
Scudder Aggressive Growth Portfolio -- Class B                                      1,404,837           344,683
Scudder Blue Chip Portfolio -- Class B                                             10,399,650         1,633,152
Scudder Contarian Value Portfolio -- Class B                                       14,963,923         3,053,210
Scudder Global Blue Chip Portfolio -- Class B                                       2,385,592           457,016
Scudder Government Securities Portfolio -- Class B                                 21,098,872        15,009,851
Scudder Growth Portfolio -- Class B                                                 6,317,625           775,059
Scudder High Income Portfolio -- Class B                                           16,511,098         6,743,112
Scudder International Select Equity Portfolio -- Class B                           11,862,452         1,987,043
Scudder Fixed Income Portfolio -- Class B                                          35,589,960         7,771,940
Scudder Money Market Portfolio -- Class B                                          38,077,122        54,416,508
Scudder Small Cap Growth Portfolio -- Class B                                       7,836,830         1,367,268

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account H (formerly The Manufacturers Life Insurance Company of North America Separate
                                   Account A)


                   Notes to Financial Statements (continued)




5. PURCHASES AND SALES OF INVESTMENTS (CONTINUED)

                                                                                      PURCHASES               SALES
                                                                                  ------------------------------------
Scudder Technology Growth Portfolio -- Class B                                    $      4,661,774     $     1,549,418
Scudder Total Return Portfolio -- Class B                                                6,107,932           1,587,120
Scudder Davis Venture Value Portfolio -- Class B                                        17,984,796           2,148,051
Scudder Dreman Financial Services Portfolio -- Class B                                   4,141,093           1,061,849
Scudder Dreman High Return Equity Portfolio -- Class B                                  29,987,055           5,143,751
Scudder Dreman Small Cap Value Portfolio -- Class B                                     17,717,111           3,516,987
Scudder Eagle Focused Large Cap Growth Portfolio -- Class B                             13,589,812           2,403,365
Scudder Focus Value & Growth Portfolio -- Class B                                        3,158,230             837,284
Scudder Index 500 Portfolio -- Class B                                                  29,997,133          15,143,689
Scudder Invesco Dynamic Growth Portfolio -- Class B                                      1,577,335             561,944
Scudder Janus Growth & Income Portfolio -- Class B                                       8,246,199           1,895,807
Scudder Janus Growth Opportunities Portfolio -- Class B                                  1,941,253             620,100
Scudder MFS Strategic Value Portfolio -- Class B                                        13,765,633           2,105,370
Scudder Oak Strategic Equity Portfolio -- Class B                                        8,743,244           1,762,218
Scudder Turner Mid Cap Growth Portfolio -- Class B                                       6,534,621           2,101,147
Scudder Real Estate Portfolio -- Class B                                                10,017,206           1,838,014
Scudder Strategic Income Portfolio -- Class B                                            8,895,744           2,545,213
Scudder Conservative Income Strategy                                                       607,751              57,013
Scudder Growth & Income Strategy                                                        21,865,826             803,326
Scudder Income & Growth Strategy                                                         8,231,728             935,210
Scudder Growth Strategy                                                                 31,946,844             948,764
Scudder Templeton Foreign Value                                                            104,406                 271
Scudder Mercury Large Cap Core                                                             447,272                 413
Alger American Balanced Portfolio -- Class B                                            10,973,243           3,647,171
Alger American Leveraged All Cap Portfolio -- Class B                                    3,565,916             974,903
Credit Suisse Emerging Markets Portfolio -- Class B                                      4,153,733             909,085
Credit Suisse Global Post Venture Capital Portfolio -- Class B                           1,191,619             463,621
Dreyfus Socially Responsible Growth Fund Portfolio -- Class B                              466,924             208,015
Dreyfus IP Midcap Stock Portfolio -- Class B                                            13,087,537           2,155,584
Invesco Utilities Portfolio -- Class B                                                   1,340,587             663,122
Basic Value Focus Portfolio -- Class A                                                     891,153           5,536,421
Small Cap Value Focus Portfolio -- Class A                                               2,440,555           2,843,427
Global Allocation Portfolio -- Class B                                                     139,050             398,779

                                                                                  ------------------------------------
Total                                                                             $ 13,444,111,387     $ 9,916,055,417
                                                                                  ------------------------------------

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account H (formerly The Manufacturers Life Insurance Company of North America Separate
                                   Account A)

                    Notes to Financial Statements (continued)

6. CONDENSED FINANCIAL INFORMATION

                                                               STRATEGIC OPPORTUNITIES TRUST A
                            ----------------------------------------------------------------------------------------------------
                                     2004                      2003                      2002                     2001
                            -----------------------   -----------------------   -----------------------  -----------------------
Units, beginning of period               23,975,214                28,763,592                35,863,305               38,289,671
Units issued                                770,830                 4,632,461                 8,220,338               11,998,315
Units redeemed                           (4,880,029)               (9,420,839)              (15,320,051)             (14,424,681)
                            -----------------------   -----------------------   -----------------------  -----------------------

Units, end of period                     19,866,713                23,975,214                28,763,592               35,863,305
                            =======================   =======================   =======================  =======================

Unit value                  $8.090001 TO $41.811179   $7.334049 to $37.711536   $5.933797 to $30.356953  $9.866815 to $50.221375

Net assets, end of period   $           403,597,796   $           441,202,853   $           428,283,621  $           900,475,404

Investment income ratio*                       0.09%                     0.00%                     0.00%                    0.50%

Expense ratio, lowest to
  highest**                           0.45% TO 1.90%            0.45% to 1.90%            0.45% to 1.90%           0.45% to 1.90%

Total return, lowest to
  highest***                        10.20% TO 11.81%          23.47% to 25.28%       (39.92%) to (39.04%)       (0.21%) to (0.13%)

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account H (formerly The Manufacturers Life Insurance Company of North America Separate
                                   Account A)

                    Notes to Financial Statements (continued)

6. CONDENSED FINANCIAL INFORMATION (CONTINUED)

                                                 STRATEGIC OPPORTUNITIES TRUST B
                            -------------------------------------------------------------------------
                                    2004                      2003                       2002
                            ------------------------  -----------------------  ----------------------
Units, beginning of period                 2,145,098                1,104,414                       0
Units issued                               1,480,786                2,060,340               1,211,625
Units redeemed                            (1,296,094)              (1,019,656)               (107,211)
                            ------------------------  -----------------------  ----------------------

Units, end of period                       2,329,790                2,145,098               1,104,414
                            ========================  =======================  ======================

Unit value                  $10.867778 TO $16.008128  $9.831290 to $14.525009  $7.956590 to $8.263137

Net assets, end of period   $             26,005,890  $            21,670,255  $            9,024,266

Investment income ratio*                        0.02%                    0.00%                   0.00%

Expense ratio, lowest to
  highest**                            0.45% TO 2.05%           0.45% to 2.05%          0.45% to 1.90%

Total return, lowest to
  highest***                         10.10% TO 11.88%         16.12% to 25.05%     (36.35%) to (33.89%)

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account H (formerly The Manufacturers Life Insurance Company of North America Separate
                                   Account A)

                   Notes to Financial Statements (continued)

6. CONDENSED FINANCIAL INFORMATION (CONTINUED)

                                                               INVESTMENT QUALITY BOND TRUST A
                           -------------------------------------------------------------------------------------------------------
                                   2004                      2003                      2002                       2001
                           ------------------------  ------------------------  ------------------------   ------------------------
Units, beginning of period               12,230,819                16,073,713                15,137,400                 11,628,596
Units issued                                987,804                 2,094,543                 7,414,661                  8,502,029
Units redeemed                           (3,625,007)               (5,937,437)               (6,478,348)                (4,993,225)
                           ------------------------  ------------------------  ------------------------   ------------------------

Units, end of period                      9,593,616                12,230,819                16,073,713                 15,137,400
                           ========================  ========================  ========================   ========================

Unit value                 $14.646103 TO $30.017391  $14.242579 to $29.012843  $13.525539 to $27.385094   $12.539051 to $25.233827

Net assets, end of period  $            204,557,706  $            253,171,307  $            313,900,631   $            280,574,001

Investment income ratio*                       6.19%                     5.33%                     5.23%                      5.86%

Expense ratio, lowest to
  highest**                           0.45% TO 1.90%            0.45% to 1.90%            0.45% to 1.90%             0.45% to 1.90%

Total return, lowest to
  highest***                          2.83% TO 4.34%            5.30% to 6.84%            7.87% to 9.44%             0.31% to 6.85%

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account H (formerly The Manufacturers Life Insurance Company of North America Separate
                                   Account A)

                   Notes to Financial Statements (continued)

6. CONDENSED FINANCIAL INFORMATION (CONTINUED)

                                                  INVESTMENT QUALITY BOND TRUST B
                           ----------------------------------------------------------------------------
                                     2004                       2003                      2002
                           ------------------------  ------------------------- ------------------------
Units, beginning of period                3,867,454                 1,956,561                         0
Units issued                              2,345,400                 3,423,230                 2,266,599
Units redeemed                           (2,409,001)               (1,512,337)                 (310,038)
                           ------------------------  ------------------------  ------------------------

Units, end of period                      3,803,853                 3,867,454                 1,956,561
                           ========================  ========================  ========================

Unit value                 $13.038177 TO $14.941909  $12.717659 to $14.342633  $13.311657 to $13.434847

Net assets, end of period  $             55,107,583  $             54,453,733  $             26,123,571

Investment income ratio*                       4.96%                     6.83%                     0.24%

Expense ratio, lowest
  to highest**                        0.45% TO 2.05%            0.45% to 2.05%            0.45% to 1.90%

Total return, lowest to
  highest***                          2.52% TO 4.18%            1.74% to 6.76%            6.49% to 7.48%

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account H (formerly The Manufacturers Life Insurance Company of North America Separate
                                   Account A)

                    Notes to Financial Statements (continued)

6. CONDENSED FINANCIAL INFORMATION (CONTINUED)

                                                                   GROWTH & INCOME TRUST A
                            -----------------------------------------------------------------------------------------------------
                                      2004                      2003                      2002                      2001
                            ------------------------  ------------------------  ------------------------ ------------------------
Units, beginning of period               57,446,197                66,593,302                80,873,880                85,299,596
Units issued                              1,438,015                 4,330,626                 8,302,786                12,270,437
Units redeemed                          (10,791,221)              (13,477,731)              (22,583,364)              (15,696,153)
                            -----------------------   -----------------------   -----------------------  ------------------------

Units, end of period                     48,092,991                57,446,197                66,593,302                80,873,880
                            =======================   =======================   =======================  ========================

Unit value                  $9.861332 TO $30.370984   $9.399287 to $28.846586   $7.556172 to $23.109098  $10.162651 to $30.971701

Net assets, end of period   $         1,114,409,905   $         1,271,216,568   $         1,189,608,530  $          1,976,732,840

Investment income ratio*                       0.88%                     1.01%                     0.65%                     0.41%

Expense ratio, lowest to
  highest**                           0.45% TO 1.90%            0.45% to 1.90%            0.45% to 1.90%            0.45% to 1.90%

Total return, lowest to
  highest***                          4.76% TO 6.29%          24.21% to 26.02%       (25.76%) to (24.67%)       (14.54%) to (4.69%)

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account H (formerly The Manufacturers Life Insurance Company of North America Separate
                                   Account A)

                    Notes to Financial Statements (continued)

6. CONDENSED FINANCIAL INFORMATION (CONTINUED)

                                                      GROWTH & INCOME TRUST B
                            ---------------------------------------------------------------------------
                                      2004                       2003                      2002
                            ------------------------- ------------------------- -----------------------
Units, beginning of period                 6,966,652                 3,162,441                        0
Units issued                               4,879,441                 5,036,572                3,500,177
Units redeemed                            (3,981,495)               (1,232,361)                (337,736)
                            ------------------------  ------------------------  -----------------------

Units, end of period                       7,864,598                 6,966,652                3,162,441
                            ========================  ========================  =======================

Unit value                  $12.412328 TO $15.559539  $11.843741 to $14.891503  $9.525105 to $10.375910

Net assets, end of period   $            103,786,549  $             87,718,980  $            32,065,912

Investment income ratio*                        0.65%                     1.31%                    0.02%

Expense ratio, lowest to
  highest**                            0.45% TO 2.05%            0.45% to 2.05%           0.45% to 1.90%

Total return, lowest to
  highest***                           4.38% TO 6.07%          19.05% to 25.84%      (23.80%) to (16.99%)

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account H (formerly The Manufacturers Life Insurance Company of North America Separate
                                   Account A)

                   Notes to Financial Statements (continued)

6. CONDENSED FINANCIAL INFORMATION (CONTINUED)

                                                                   BLUE CHIP GROWTH TRUST A
                            ------------------------------------------------------------------------------------------------------
                                      2004                      2003                      2002                      2001
                            ------------------------- ------------------------- ------------------------   -----------------------
Units, beginning of period                48,830,767                55,143,345               65,796,072                 68,424,127
Units issued                               1,862,535                 6,338,193                8,593,015                 13,661,645
Units redeemed                            (9,556,142)              (12,650,771)             (19,245,742)               (16,289,700)
                            ------------------------  ------------------------  -----------------------    -----------------------

Units, end of period                      41,137,160                48,830,767               55,143,345                 65,796,072
                            ========================  ========================  =======================    =======================

Unit value                  $ 9.807280 TO $21.626140  $9.153842 to $ 20.165015  $7.211675 to $15.870738    $9.689796 to $21.302974

Net assets, end of period                759,231,872  $            840,948,129  $           748,537,843    $         1,215,555,449

Investment income ratio*                        0.12%                     0.04%                    0.00%                      0.00%

Expense ratio, lowest to
  highest**                            0.45% TO 1.90%            0.45% to 1.90%           0.45% to 1.90%             0.45% to 1.90%

Total return, lowest to
  highest***                           6.98% TO 8.54%          26.74% to 28.59%      (25.69%) to (24.60%)        (17.41%) to (2.85%)

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account H (formerly The Manufacturers Life Insurance Company of North America Separate
                                   Account A)

                   Notes to Financial Statements (continued)

6. CONDENSED FINANCIAL INFORMATION (CONTINUED)

                                                      BLUE CHIP GROWTH TRUST B
                            -----------------------------------------------------------------------------
                                      2004                        2003                     2002
                            ------------------------- -------------------------   -----------------------
Units, beginning of period                 7,295,955                 3,412,751                          0
Units issued                               8,801,633                 5,659,677                  3,698,126
Units redeemed                            (5,945,760)               (1,776,473)                  (285,375)
                            ------------------------  ------------------------    -----------------------

Units, end of period                      10,151,828                 7,295,955                  3,412,751
                            ========================  ========================    =======================

Unit value                  $12.942556 TO $15.705218  $12.090745 to $14.715763    $9.527205 to $10.290923

Net assets, end of period   $            138,678,457  $             93,168,042    $            34,460,397

Investment income ratio*                        0.06%                     0.19%                      0.00%

Expense ratio, lowest to
  highest**                            0.45% TO 2.05%            0.45% to 2.05%             0.45% to 1.90%

Total return, lowest to
  highest***                           6.62% TO 8.34%          17.65% to 28.44%        (23.78%) to (17.67%)

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account H
              (formerly The Manufacturers Life Insurance Company of
                        North America Separate Account A)

                    Notes to Financial Statements (continued)

6. CONDENSED FINANCIAL INFORMATION (CONTINUED)

                                                                     MONEY MARKET TRUST A
                            ------------------------------------------------------------------------------------------------------
                                      2004                       2003                       2002                     2001
                            ------------------------  ------------------------  ------------------------  ------------------------
Units, beginning of period                31,177,087                56,776,128                65,338,944                41,114,369
Units issued                              28,360,526                71,126,276               140,458,904               197,491,069
Units redeemed                           (37,012,400)              (96,725,317)             (149,021,720)             (173,266,494)
                            ------------------------  ------------------------  ------------------------  ------------------------

Units, end of period                      22,525,213                31,177,087                56,776,128                65,338,944
                            ========================  ========================  ========================  ========================

Unit value                  $12.134914 TO $18.822668  $12.269168 to $18.915167  $12.432238 to $19.050311  $12.523480 to $19.073731

Net assets, end of period   $            343,103,484  $            474,913,251  $            862,061,014  $          1,001,127,335

Investment income ratio*                        0.77%                     0.60%                     1.17%                     3.34%

Expense ratio, lowest
  to highest**                         0.45% TO 1.90%            0.45% to 1.90%            0.45% to 1.90%            0.45% to 1.90%

Total return, lowest to
  highest***                         (1.09%) TO 0.35%          (1.31%) to 0.13%          (0.73%) to 0.72%            0.19% to 3.12%

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account H
              (formerly The Manufacturers Life Insurance Company of
                        North America Separate Account A)

                    Notes to Financial Statements (continued)

6. CONDENSED FINANCIAL INFORMATION (CONTINUED)

                                                                                 MONEY MARKET TRUST B
                                                      -----------------------------------------------------------------------------
                                                                2004                      2003                       2002
                                                      ------------------------  ------------------------  -------------------------
Units, beginning of period                                          13,360,390                15,049,329                          0
Units issued                                                        28,434,433                44,120,139                 47,218,626
Units redeemed                                                     (28,077,198)              (45,809,078)               (32,169,297)
                                                      ------------------------  ------------------------  -------------------------

Units, end of period                                                13,717,625                13,360,390                 15,049,329
                                                      ========================  ========================  =========================

Unit value                                            $12.077955 TO $12.548983  $12.236045 to $12.529721   $12.420152 to $12.538332

Net assets, end of period                             $            166,751,889  $            164,148,916   $            187,189,382

Investment income ratio*                                                  0.53%                     0.54%                      0.63%

Expense ratio, lowest to highest**                               0.45% TO 2.05%            0.45% to 2.05%             0.45% to 1.90%

Total return, lowest to highest***                             (1.44%) TO 0.15%         (1.51%) to (0.07%)          (0.64%) to 0.31%

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account H
              (formerly The Manufacturers Life Insurance Company of
                        North America Separate Account A)

                    Notes to Financial Statements (continued)

6. CONDENSED FINANCIAL INFORMATION (CONTINUED)

                                                                 GLOBAL EQUITY TRUST A
                           -------------------------------------------------------------------------------------------------------
                                      2004                    2003                       2002                      2001
                           ------------------------  ------------------------   -----------------------   ------------------------
Units, beginning of period               14,732,770                18,038,233                21,611,381                 24,643,214
Units issued                                521,755                 6,422,788                12,466,118                 10,275,336
Units redeemed                           (2,696,734)               (9,728,251)              (16,039,266)               (13,307,169)
                           ------------------------  ------------------------   -----------------------   ------------------------

Units, end of period                     12,557,791                14,732,770                18,038,233                 21,611,381
                           ========================  ========================   =======================   ========================

Unit value                 $11.773610 TO $25.580338  $10.446602 TO $22.606366   $8.344776 to $17.985999   $10.503647 to $22.548612

Net assets, end of period  $            284,712,455  $            297,329,407   $           289,283,925   $            441,635,347

Investment income ratio*                       1.76%                     0.94%                     1.40%                      2.46%

Expense ratio, lowest
  to highest**                        0.45% TO 1.90%            0.45% TO 1.90%            0.45% to 1.90%             0.45% to 1.90%

Total return, lowest to
    highest***                      12.59% TO 14.24%          25.06% TO 26.89%       (20.63%) to (19.47%)        (17.56%) to (9.10%)

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account H
              (formerly The Manufacturers Life Insurance Company of
                        North America Separate Account A)

                    Notes to Financial Statements (continued)

6.  CONDENSED FINANCIAL INFORMATION (CONTINUED)

                                                                                 GLOBAL EQUITY TRUST B
                                                     -----------------------------------------------------------------------------
                                                                2004                      2003                      2002
                                                     ------------------------   ------------------------  ------------------------
Units, beginning of period                                          1,441,040                    801,191                         0
Units issued                                                        1,191,629                  2,480,392                 1,648,948
Units redeemed                                                       (871,952)                (1,840,543)                 (883,757)
                                                     ------------------------   ------------------------  ------------------------

Units, end of period                                                1,760,717                  1,441,040                   801,191
                                                     ========================   ========================  ========================

Unit value                                           $14.349048 TO $16.931332   $12.737013 to $15.074458  $10.177657 to $10.401869

Net assets, end of period                            $             25,596,023   $             18,591,440  $              8,254,640

Investment income ratio*                                                 1.27%                      1.29%                     0.02%

Expense ratio, lowest to highest**                              0.45% TO 2.05%             0.45% to 2.05%            0.45% to 1.90%

Total return, lowest to highest***                            12.21% TO 14.02%           20.52% to 26.66%       (18.58%) to (16.79%)

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account H
              (formerly The Manufacturers Life Insurance Company of
                        North America Separate Account A)

                    Notes to Financial Statements (continued)

6. CONDENSED FINANCIAL INFORMATION (CONTINUED)

                                                                    GLOBAL BOND TRUST A
                           -------------------------------------------------------------------------------------------------------
                                     2004                       2003                      2002                     2001
                           ------------------------  ------------------------  ------------------------   ------------------------
Units, beginning of period                6,593,619                 7,138,701                 4,880,134                  5,937,540
Units issued                              1,266,071                 3,004,255                 5,224,911                  3,177,540
Units redeemed                           (2,097,496)               (3,549,337)               (2,966,344)                (4,234,946)
                           ------------------------  ------------------------  ------------------------   ------------------------

Units, end of period                      5,762,194                 6,593,619                 7,138,701                  4,880,134
                           ========================  ========================  ========================   ========================

Unit value                 $18.019638 TO $28.591497  $16.642888 to $26.301362  $14.614053 to $23.113561   $12.220839 to $19.512793

Net assets, end of period  $            140,271,248  $            148,103,843  $            141,843,968   $             86,117,366

Investment income ratio*                       3.93%                     3.57%                     0.00%                      0.00%

Expense ratio, lowest to
  highest**                           0.45% TO 1.90%            0.45% to 1.90%            0.45% to 1.90%             0.45% to 1.90%

Total return, lowest to
  highest***                          8.16% TO 9.75%          13.22% to 14.88%          17.86% to 19.58%           (1.23%) to 1.32%

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account H
              (formerly The Manufacturers Life Insurance Company of
                        North America Separate Account A)

                    Notes to Financial Statements (continued)

6. CONDENSED FINANCIAL INFORMATION (CONTINUED)

                                                                                   GLOBAL BOND TRUST B
                                                     -----------------------------------------------------------------------------
                                                               2004                      2003                       2002
                                                     ------------------------  ------------------------   ------------------------
Units, beginning of period                                          3,612,071                 1,415,346                          0
Units issued                                                        5,667,183                 4,738,071                  1,961,064
Units redeemed                                                     (3,643,807)               (2,541,346)                  (545,718)
                                                     ------------------------  ------------------------   ------------------------

Units, end of period                                                5,635,447                 3,612,071                  1,415,346
                                                     ========================  ========================   ========================

Unit value                                           $14.461843 TO $18.331732  $13.411572 to $16.932377   $14.277221 to $14.946973

Net assets, end of period                            $            100,044,066  $             59,181,660   $             20,448,895

Investment income ratio*                                                 2.53%                     4.47%                      0.00%

Expense ratio, lowest to highest**                              0.45% TO 2.05%            0.45% to 2.05%             0.45% to 1.90%

Total return, lowest to highest***                              7.83% TO 9.57%           7.29% to 14.65%           14.22% to 19.58%

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account H
              (formerly The Manufacturers Life Insurance Company of
                        North America Separate Account A)

                    Notes to Financial Statements (continued)

6. CONDENSED FINANCIAL INFORMATION (CONTINUED)

                                                                  U.S. GOVERNMENT SECURITIES TRUST A
                           -------------------------------------------------------------------------------------------------------
                                     2004                      2003                       2002                       2001
                           ------------------------  ------------------------  ------------------------   ------------------------
Units, beginning of period               15,859,265                23,770,516                16,673,668                 11,427,813
Units issued                              2,018,887                 4,364,472                15,531,221                 12,690,984
Units redeemed                           (6,089,437)              (12,275,723)               (8,434,373)                (7,445,129)
                           ------------------------  ------------------------  ------------------------   ------------------------
Units, end of period                     11,788,615                15,859,265                23,770,516                 16,673,668
                           ========================  ========================  ========================   ========================

Unit value                 $13.536977 TO $22.869318  $13.410281 to $22.541971  $13.434646 to $22.470272   $12.678773 to $21.100300

Net assets, end of period  $            222,724,666  $            293,850,533  $            439,203,145   $            302,476,585

Investment income ratio*                       2.04%                     3.66%                     3.32%                      5.33%

Expense ratio, lowest to
  highest**                           0.45% TO 1.90%            0.45% to 1.90%            0.45% to 1.90%             0.45% to 1.90%

Total return, lowest to
  highest***                          0.94% TO 2.42%          (0.18%) to 1.28%            5.96% to 7.51%             1.43% to 6.55%

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account H
              (formerly The Manufacturers Life Insurance Company of
                        North America Separate Account A)

                    Notes to Financial Statements (continued)

6. CONDENSED FINANCIAL INFORMATION (CONTINUED)

                                                                           U.S. GOVERNMENT SECURITIES TRUST B
                                                     -----------------------------------------------------------------------------
                                                               2004                      2003                        2002
                                                     ------------------------  ------------------------   ------------------------
Units, beginning of period                                          9,713,190                 7,343,725                          0
Units issued                                                        6,655,275                12,726,050                  9,075,441
Units redeemed                                                     (7,254,474)              (10,356,585)                (1,731,716)
                                                     ------------------------  ------------------------   ------------------------

Units, end of period                                                9,113,991                 9,713,190                  7,343,725
                                                     ========================  ========================   ========================

Unit value                                           $12.461012 TO $13.656401  $12.385790 to $13.357923   $13.086765 to $13.228371

Net assets, end of period                            $            120,990,121  $            127,552,335   $             96,468,024

Investment income ratio*                                                 1.51%                     4.81%                      0.06%

Expense ratio, lowest to highest**                              0.45% TO 2.05%            0.45% to 2.05%             0.45% to 1.90%

Total return, lowest to highest***                             0.61% TO $2.23%           (0.91) to 1.14%             4.69% to 5.83%

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account H
              (formerly The Manufacturers Life Insurance Company of
                        North America Separate Account A)

                    Notes to Financial Statements (continued)

6. CONDENSED FINANCIAL INFORMATION (CONTINUED)

                                                                  DIVERSIFIED BOND TRUST A
                           -------------------------------------------------------------------------------------------------------
                                     2004                     2003                       2002                       2001
                           ------------------------  ------------------------  ------------------------   ------------------------
Units, beginning of period               10,294,272                12,536,790                11,370,436                  8,434,436
Units issued                              1,070,092                 1,659,659                 4,951,172                  7,552,355
Units redeemed                           (3,168,626)               (3,902,177)               (3,784,818)                (4,616,355)
                           ------------------------  ------------------------  ------------------------   ------------------------

Units, end of period                      8,195,738                10,294,272                12,536,790                 11,370,436
                           ========================  ========================  ========================   ========================

Unit value                  13.983764 TO $23.179420  $13.724016 to $22.635102  $13.371638 to $21.943927   $12.664622 to $20.680033

Net assets, end of period  $            166,008,547  $            204,621,472  $            240,995,255   $            210,799,855

Investment income ratio*                       4.39%                     4.96%                     4.25%                      5.29%

Expense ratio, lowest to
  highest**                           0.45% TO 1.90%            0.45% to 1.90%            0.45% to 1.90%             0.45% to 1.90%

Total return, lowest to
  highest***                          1.89% TO 3.38%            2.64% to 4.13%            5.58% to 7.12%             1.32% to 6.60%

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account H
              (formerly The Manufacturers Life Insurance Company of
                        North America Separate Account A)

                    Notes to Financial Statements (continued)

6. CONDENSED FINANCIAL INFORMATION (CONTINUED)

                                                                                DIVERSIFIED BOND TRUST B
                                                     -----------------------------------------------------------------------------
                                                                2004                      2003                       2002
                                                     ------------------------  ------------------------   ------------------------
Units, beginning of period                                          3,325,961                 1,587,871                          0
Units issued                                                       29,762,429                 3,564,109                  1,784,666
Units redeemed                                                    (11,493,905)               (1,826,019)                  (196,795)
                                                     ------------------------  ------------------------   ------------------------

Units, end of period                                               21,594,485                 3,325,961                  1,587,871
                                                     ========================  ========================   ========================

Unit value                                           $12.722519 TO $14.270229  $12.529076 TO $13.829583   $13.160436 to $13.282245

Net assets, end of period                            $            298,211,704  $             45,096,105   $             20,936,204

Investment income ratio*                                                 1.28%                     6.19%                      0.13%

Expense ratio, lowest to highest**                              0.45% TO 2.05%            0.45% TO 2.05%             0.45% to 1.90%

Total return, lowest to highest***                              1.54% TO 3.19%            0.23% TO 4.12%             5.28% to 6.26%

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account H
              (formerly The Manufacturers Life Insurance Company of
                        North America Separate Account A)

                    Notes to Financial Statements (continued)

6. CONDENSED FINANCIAL INFORMATION (CONTINUED)

                                                                   INCOME & VALUE TRUST A
                           -------------------------------------------------------------------------------------------------------
                                     2004                      2003                       2002                      2001
                           ------------------------  ------------------------   -----------------------   ------------------------
Units, beginning of period               20,994,061                22,737,015                23,565,017                 22,701,648
Units issued                              5,367,062                 3,052,198                 6,857,086                  8,013,287
Units redeemed                           (4,866,232)               (4,795,152)               (7,685,088)                (7,149,918)
                           ------------------------  ------------------------   -----------------------   ------------------------

Units, end of period                     21,494,891                20,994,061                22,737,015                 23,565,017
                           ========================  ========================   =======================   ========================

Unit value                 $13.030695 TO $25.138132  $12.326232 to $23.683960   $9.922116 to $18.988592   $12.016868 to $22.905535

Net assets, end of period  $            474,086,542  $            443,553,148   $           386,995,037   $            496,373,021

Investment income ratio*                       1.28%                     1.98%                     2.09%                      2.69%

Expense ratio, lowest to
  highest**                           0.45% TO 1.90%            0.45% to 1.90%            0.45% to 1.90%             0.45% to 1.90%

Total return, lowest to
  highest***                          5.61% TO 7.16%          24.11% to 25.92%       (17.51%) to (16.31%)          (3.87%) to 0.53%

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account H
              (formerly The Manufacturers Life Insurance Company of
                        North America Separate Account A)

                    Notes to Financial Statements (continued)

6. CONDENSED FINANCIAL INFORMATION (CONTINUED)

                                                                                 INCOME & VALUE TRUST B
                                                     -----------------------------------------------------------------------------
                                                                2004                      2003                      2002
                                                     ------------------------  ------------------------   ------------------------
Units, beginning of period                                          5,630,638                 2,049,195                          0
Units issued                                                        7,121,229                 4,310,886                  2,278,253
Units redeemed                                                     (4,501,164)                 (729,443)                  (229,058)
                                                     ------------------------  ------------------------   ------------------------

Units, end of period                                                8,250,703                 5,630,638                  2,049,195
                                                     ========================  ========================   ========================

Unit value                                           $13.730294 TO $15.195817  $12.995332 to $14.425737   $10.461390 to $10.920928

Net assets, end of period                            $            116,251,461  $             75,170,511   $             22,042,973

Investment income ratio*                                                 0.90%                     2.22%                      0.08%

Expense ratio, lowest to highest**                              0.45% TO 2.05%            0.45% to 2.05%             0.45% to 1.90%

Total return, lowest to highest***                              5.23% TO 6.93%          15.33% to 25.72%        (16.31%) to (12.63%)

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account H
              (formerly The Manufacturers Life Insurance Company of
                        North America Separate Account A)

                    Notes to Financial Statements (continued)

6. CONDENSED FINANCIAL INFORMATION (CONTINUED)

                                                                     LARGE CAP GROWTH TRUST A
                            ------------------------------------------------------------------------------------------------------
                                     2004                      2003                     2002                       2001
                            -----------------------   -----------------------   -----------------------   ------------------------
Units, beginning of period               21,383,687                24,587,625                25,410,406                 22,585,181
Units issued                              1,762,797                 5,684,990                10,367,523                 14,281,211
Units redeemed                           (4,904,349)               (8,888,928)              (11,190,304)               (11,455,986)
                            -----------------------   -----------------------   -----------------------   ------------------------

Units, end of period                     18,242,135                21,383,687                24,587,625                 25,410,406
                            =======================   =======================   =======================   ========================

Unit value                  $8.594678 TO $19.205427   $8.238003 to $18.343918   $6.689181 to $14.843099   $ 8.821694 to $19.506566

Net assets, end of period   $           281,593,747   $           317,221,851   $           295,254,201   $            410,765,326

Investment income ratio*                       0.28%                     0.27%                     0.33%                      0.00%

Expense ratio, lowest to
  highest**                           0.45% TO 1.90%            0.45% to 1.90%            0.45% to 1.90%             0.45% to 1.90%

Total return, lowest to
  highest***                          4.17% TO 5.70%          22.97% to 24.76%       (24.29%) to (23.18%)        (20.74%) to (8.48%)

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account H
              (formerly The Manufacturers Life Insurance Company of
                        North America Separate Account A)

                    Notes to Financial Statements (continued)

6. CONDENSED FINANCIAL INFORMATION (CONTINUED)

                                                                                LARGE CAP GROWTH TRUST B
                                                     -----------------------------------------------------------------------------
                                                                2004                      2003                      2002
                                                     ------------------------  ------------------------    -----------------------
Units, beginning of period                                          6,184,532                 3,039,530                          0
Units issued                                                        4,261,528                 4,362,861                  3,280,916
Units redeemed                                                     (3,717,780)               (1,217,859)                  (241,386)
                                                     ------------------------  ------------------------    -----------------------

Units, end of period                                                6,728,280                 6,184,532                  3,039,530
                                                     ========================  ========================    =======================

Unit value                                           $12.285043 TO $15.239625  $11.782886 to $14.660737    $9.564734 to $10.174875

Net assets, end of period                            $             86,234,800  $             76,079,459    $            30,394,035

Investment income ratio*                                                 0.16%                     0.45%                      0.00%

Expense ratio, lowest to highest**                              0.45% TO 2.05%            0.45% to 2.05%             0.45% to 1.90%

Total return, lowest to highest***                              3.84% TO 5.52%          17.21% to 24.68%        (23.48%) to (18.60%)

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account H
              (formerly The Manufacturers Life Insurance Company of
                        North America Separate Account A)

                    Notes to Financial Statements (continued)

6. CONDENSED FINANCIAL INFORMATION (CONTINUED)

                                                                   EQUITY-INCOME TRUST A
                           -------------------------------------------------------------------------------------------------------
                                     2004                     2003                      2002                        2001
                           ------------------------  ------------------------  ------------------------   ------------------------
Units, beginning of period               34,642,295                38,909,746                39,307,090                 32,338,365
Units issued                              2,837,270                 5,234,668                11,921,567                 16,106,909
Units redeemed                           (6,518,572)               (9,502,119)              (12,318,911)                (9,138,184)
                           ------------------------  ------------------------  ------------------------   ------------------------

Units, end of period                     30,960,993                34,642,295                38,909,746                 39,307,090
                           ========================  ========================  ========================   ========================

Unit value                 $14.332181 TO $30.000369  $12.723328 to $26.499566  $10.326336 to $21.400057   $12.136595 to $25.025958

Net assets, end of period  $            775,420,288  $            772,000,521  $            702,058,453   $            861,148,763

Investment income ratio*                       1.29%                     1.52%                     1.38%                      1.66%

Expense ratio, lowest to
  highest**                           0.45% TO 1.90%            0.45% to 1.90%            0.45% to 1.90%             0.45% to 1.90%

Total return, lowest to
  highest***                        12.64% TO 14.29%          23.21% to 25.01%       (14.92%) to (13.67%)          (2.91%) to 0.83%

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account H
              (formerly The Manufacturers Life Insurance Company of
                        North America Separate Account A)

                    Notes to Financial Statements (continued)

6. CONDENSED FINANCIAL INFORMATION (CONTINUED)

                                                                                EQUITY-INCOME TRUST B
                                                     -----------------------------------------------------------------------------
                                                               2004                       2003                       2002
                                                     ------------------------  ------------------------   ------------------------
Units, beginning of period                                         13,005,362                 6,022,354                          0
Units issued                                                       13,077,116                 8,503,892                  6,420,660
Units redeemed                                                     (8,676,113)               (1,520,884)                  (398,306)
                                                     ------------------------  ------------------------   ------------------------

Units, end of period                                               17,406,365                13,005,362                  6,022,354
                                                     ========================  ========================   ========================

Unit value                                           $14.383246 TO $16.846085  $12.791261 to $14.989021   $10.395821 to $10.702893

Net assets, end of period                            $            254,336,496  $            168,285,336   $             63,022,582

Investment income ratio*                                                 0.89%                     1.96%                      0.02%

Expense ratio, lowest to highest**                              0.45% TO 2.05%            0.45% to 2.05%             0.45% to 1.90%

Total return, lowest to highest***                            12.28% TO 14.09%          19.83% to 24.84%        (16.83%) to (14.38%)

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account H
              (formerly The Manufacturers Life Insurance Company of
                        North America Separate Account A)

                    Notes to Financial Statements (continued)

6. CONDENSED FINANCIAL INFORMATION (CONTINUED)

                                                                  STRATEGIC BOND TRUST A
                           -------------------------------------------------------------------------------------------------------
                                    2004                      2003                       2002                      2001
                           ------------------------  ------------------------  ------------------------   ------------------------
Units, beginning of period               11,041,510                11,908,603                12,916,819                 14,303,190
Units issued                              1,218,440                 2,976,542                 4,775,012                  6,087,151
Units redeemed                           (3,110,015)               (3,843,635)               (5,783,228)                (7,473,522)
                           ------------------------  ------------------------  ------------------------   ------------------------

Units, end of period                      9,149,935                11,041,510                11,908,603                 12,916,819
                           ========================  ========================  ========================   ========================

Unit value                 $15.691734 TO $20.419462  $14.994155 to $19.414151  $13.509914 to $17.405164   $12.636812 to $16.199150

Net assets, end of period  $            177,185,292  $            203,675,077  $            198,412,514   $            202,116,506

Investment income ratio*                       3.79%                     4.79%                     7.04%                      7.63%

Expense ratio, lowest to
  highest**                           0.45% TO 1.90%            0.45% to 1.90%            0.45% to 1.90%             0.45% to 1.90%

Total return, lowest to
  highest***                          4.65% TO 6.18%          10.99% to 12.61%            6.91% to 8.47%             1.09% to 5.76%

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account H
              (formerly The Manufacturers Life Insurance Company of
                        North America Separate Account A)

                    Notes to Financial Statements (continued)

6. CONDENSED FINANCIAL INFORMATION (CONTINUED)

                                                                                STRATEGIC BOND TRUST B
                                                     -----------------------------------------------------------------------------
                                                               2004                      2003                       2002
                                                     ------------------------  ------------------------   ------------------------
Units, beginning of period                                          2,753,347                 1,004,205                          0
Units issued                                                        5,187,139                 2,619,423                  1,210,957
Units redeemed                                                     (3,021,061)                 (870,281)                  (206,752)
                                                     ------------------------  ------------------------   ------------------------

Units, end of period                                                4,919,425                 2,753,347                  1,004,205
                                                     ========================  ========================   ========================

Unit value                                           $13.488853 TO $15.631114  $12.941526 to $14.758224   $13.007548 to $13.217126

Net assets, end of period                            $             74,721,122  $             40,004,665   $             13,130,517

Investment income ratio*                                                 2.33%                     5.53%                      0.23%

Expense ratio, lowest to highest**                              0.45% TO 2.05%            0.45% to 2.05%             0.45% to 1.90%

Total return, lowest to highest***                              4.23% TO 5.91%           3.53% to 12.42%             4.06% to 5.74%

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account H
              (formerly The Manufacturers Life Insurance Company of
                        North America Separate Account A)

                    Notes to Financial Statements (continued)

6. CONDENSED FINANCIAL INFORMATION (CONTINUED)

                                                                   OVERSEAS TRUST A
                           -------------------------------------------------------------------------------------------------------
                                     2004                       2003                      2002                      2001
                           ------------------------   -----------------------    ----------------------    -----------------------
Units, beginning of period               15,746,947                19,196,419                23,474,330                 26,265,795
Units issued                              1,701,800                12,947,113                29,050,673                 33,422,515
Units redeemed                           (3,673,595)              (16,396,585)              (33,328,584)               (36,213,980)
                           ------------------------   -----------------------    ----------------------    -----------------------

Units, end of period                     13,775,152                15,746,947                19,196,419                 23,474,330
                           ========================   =======================    ======================    =======================

Unit value                 $10.427174 TO $13.668010   $9.492621 to $12.436745    $6.716070 to $8.794649    $8.700270 to $11.387239

Net assets, end of period  $            175,639,842   $           182,371,134    $          156,830,747    $           247,747,125

Investment income ratio*                       0.38%                     0.49%                     0.59%                      0.29%

Expense ratio, lowest to
  highest**                           0.45% TO 1.90%            0.45% to 1.90%            0.45% to 1.90%             0.45% to 1.90%

Total return, lowest to
  highest***                         9.68% TO 11.29%          41.13% to 43.19%       (22.92%) to (21.79%)        (22.59%) to (8.90%)

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account H
              (formerly The Manufacturers Life Insurance Company of
                        North America Separate Account A)

                    Notes to Financial Statements (continued)

6. CONDENSED FINANCIAL INFORMATION (CONTINUED)

                                                                                  OVERSEAS TRUST B
                                                     -----------------------------------------------------------------------------
                                                                2004                    2003                       2002
                                                     ------------------------  ------------------------    -----------------------
Units, beginning of period                                          1,701,469                   922,220                          0
Units issued                                                        2,548,986                10,501,642                  8,061,406
Units redeemed                                                     (1,672,986)               (9,722,393)                (7,136,186)
                                                     ------------------------  ------------------------    -----------------------

Units, end of period                                                2,577,469                 1,701,469                    922,220
                                                     ========================  ========================    =======================

Unit value                                           $14.862517 TO $19.596154  $13.578018 to $17.911537    $9.629170 to $10.010302

Net assets, end of period                            $             39,282,194  $             23,426,728    $             8,975,960

Investment income ratio*                                                 0.25%                     0.68%                      0.03%

Expense ratio, lowest to highest**                              0.45% TO 2.05%            0.45% to 2.05%             0.45% to 1.90%

Total return, lowest to highest***                             9.30% TO 11.06%          41.01% to 43.48%        (22.97%) to (19.92%)

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account H
              (formerly The Manufacturers Life Insurance Company of
                        North America Separate Account A)

                    Notes to Financial Statements (continued)

6. CONDENSED FINANCIAL INFORMATION (CONTINUED)

                                                                    ALL CAP CORE TRUST A
                           -------------------------------------------------------------------------------------------------------
                                     2004                      2003                      2002                      2001
                           ------------------------   -----------------------   -----------------------    -----------------------
Units, beginning of period               15,007,303                18,263,260                23,810,588                 29,254,951
Units issued                              1,025,677                 5,959,819                 5,474,780                  7,866,991
Units redeemed                           (3,586,980)               (9,215,776)              (11,022,108)               (13,311,354)
                           ------------------------   -----------------------   -----------------------    -----------------------

Units, end of period                     12,446,000                15,007,303                18,263,260                 23,810,588
                           ========================   =======================   =======================    =======================

Unit value                  $7.623095 TO $17.113549   $6.669038 to $14.919288   $5.159206 to $11.501386    $7.022468 to $15.600316

Net assets, end of period   $           188,028,645   $           197,675,353   $           186,890,818    $           331,290,715

Investment income ratio*                       0.46%                     0.00%                     0.00%                      0.00%

Expense ratio, lowest to
  highest**                           0.45% TO 1.90%            0.45% to 1.90%            0.45% to 1.90%             0.45% to 1.90%

Total return, lowest to
  highest***                        14.13% TO 15.81%          29.07% to 30.95%       (26.64%) to (25.57%)        (26.83%) to (6.35%)

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account H
              (formerly The Manufacturers Life Insurance Company of
                        North America Separate Account A)

                    Notes to Financial Statements (continued)

6. CONDENSED FINANCIAL INFORMATION (CONTINUED)

                                                                                 ALL CAP CORE TRUST B
                                                     -----------------------------------------------------------------------------
                                                               2004                      2003                      2002
                                                     ------------------------  ------------------------    -----------------------
Units, beginning of period                                            737,054                   413,748                          0
Units issued                                                          724,347                 1,349,765                    679,616
Units redeemed                                                       (656,998)               (1,026,459)                  (265,868)
                                                     ------------------------  ------------------------    -----------------------

Units, end of period                                                  804,403                   737,054                    413,748
                                                     ========================  ========================    =======================

Unit value                                           $13.843354 TO $17.338072  $12.127142 to $15.234341    $9.392813 to $10.603738

Net assets, end of period                            $             12,196,406  $              9,712,856    $             4,201,973

Investment income ratio*                                                 0.30%                     0.00%                      0.00%

Expense ratio, lowest to highest**                              0.45% TO 2.05%            0.45% to 2.05%             0.45% to 1.90%

Total return, lowest to highest***                            13.70% TO 15.53%          21.79% to 30.67%        (24.86%) to (15.17%)

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account H
              (formerly The Manufacturers Life Insurance Company of
                        North America Separate Account A)

                    Notes to Financial Statements (continued)

6. CONDENSED FINANCIAL INFORMATION (CONTINUED)

                                                                   ALL CAP GROWTH TRUST A
                            ------------------------------------------------------------------------------------------------------
                                    2004                       2003                     2002                        2001
                            -----------------------  ------------------------   -----------------------    -----------------------
Units, beginning of period               22,058,389                26,212,673                33,232,943                 33,687,155
Units issued                                664,731                 4,998,948                 7,290,396                 14,390,104
Units redeemed                           (4,424,845)               (9,153,232)              (14,310,666)               (14,844,316)
                            -----------------------  ------------------------   -----------------------    -----------------------

Units, end of period                     18,298,275                22,058,389                26,212,673                 33,232,943
                            =======================  ========================   =======================    =======================

Unit value                  $7.653722 TO $17.888430  $ 7.312204 to $17.030370   $5.757704 to $13.363096    $7.751463 to $17.927398

Net assets, end of period   $           288,178,529  $            331,738,199   $           310,480,279    $           532,334,423

Investment income ratio*                       0.00%                     0.00%                     0.00%                      0.00%

Expense ratio, lowest to
  highest**                           0.45% TO 1.90%            0.45% to 1.90%            0.45% to 1.90%             0.45% to 1.90%

Total return, lowest to
  highest***                          4.51% TO 6.04%          26.81% to 28.66%       (25.83%) to (24.75%)        (29.27%) to (6.77%)

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account H
              (formerly The Manufacturers Life Insurance Company of
                        North America Separate Account A)

                    Notes to Financial Statements (continued)

6. CONDENSED FINANCIAL INFORMATION (CONTINUED)

                                                                                ALL CAP GROWTH TRUST B
                                                     -----------------------------------------------------------------------------
                                                               2004                      2003                     2002
                                                     ------------------------  ------------------------    -----------------------
Units, beginning of period                                          2,358,967                 1,153,845                          0
Units issued                                                        1,946,274                 2,562,347                  1,268,098
Units redeemed                                                     (1,715,646)               (1,357,225)                  (114,253)
                                                     ------------------------  ------------------------    -----------------------

Units, end of period                                                2,589,595                 2,358,967                  1,153,845
                                                     ========================  ========================    =======================

Unit value                                           $12.542810 TO $15.618245  $11.992594 to $14.978110    $9.451441 to $10.098271

Net assets, end of period                            $             34,155,285  $             29,734,149    $            11,482,174

Investment income ratio*                                                 0.00%                     0.00%                      0.00%

Expense ratio, lowest to highest**                              0.45% TO 2.05%            0.45% to 2.05%             0.45% to 1.90%

Total return, lowest to highest***                              4.17% TO 5.85%          19.75% to 28.42%        (24.39%) to (19.21%)

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account H
              (formerly The Manufacturers Life Insurance Company of
                        North America Separate Account A)

                    Notes to Financial Statements (continued)

6. CONDENSED FINANCIAL INFORMATION (CONTINUED)

                                                                 INTERNATIONAL SMALL CAP TRUST A
                           -------------------------------------------------------------------------------------------------------
                                   2004                        2003                       2002                    2001
                           ------------------------   ------------------------  -----------------------    -----------------------
Units, beginning of period                7,269,054                 7,906,160                 9,953,578                 11,973,322
Units issued                              1,610,404                 1,672,494                 6,021,668                 14,337,064
Units redeemed                           (2,165,305)               (2,309,600)               (8,069,086)               (16,356,808)
                           ------------------------   ------------------------  -----------------------    -----------------------

Units, end of period                      6,714,153                 7,269,054                 7,906,160                  9,953,578
                           ========================   ========================  =======================    =======================

Unit value                 $10.063969 TO $19.174442   $8.460002 to $16.062039   $5.556362 to $10.512423    $6.790288 to $12.802022

Net assets, end of period  $            122,001,169   $           111,030,873   $            79,096,093    $           121,449,107

Investment income ratio*                       0.12%                     0.00%                     0.00%                      0.00%

Expense ratio, lowest to
  highest**                           0.45% TO 1.90%            0.45% to 1.90%            0.45% to 1.90%             0.45% to 1.90%

Total return, lowest to
  highest***                        18.78% TO 20.52%          52.03% to 54.25%       (18.29%) to (17.10%)        (32.30%) to (6.50%)

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account H
              (formerly The Manufacturers Life Insurance Company of
                       North America Separate Account A)

                    Notes to Financial Statements (continued)

6. CONDENSED FINANCIAL INFORMATION (CONTINUED)

                                                                        INTERNATIONAL SMALL CAP TRUST B
                                               ---------------------------------------------------------------------------------
                                                         2004                       2003                          2002
                                               ------------------------   ------------------------       -----------------------
Units, beginning of period                                    1,415,110                    475,964                             0
Units issued                                                  2,346,466                  2,228,980                     4,698,900
Units redeemed                                               (1,639,208)                (1,289,834)                   (4,222,936)
                                               ------------------------   ------------------------       -----------------------

Units, end of period                                          2,122,368                  1,415,110                       475,964
                                               ========================   ========================       =======================

Unit value                                     $17.746163 TO $21.319236   $14.964601 to $17.986631       $9.856697 to $10.206568

Net assets, end of period                      $             38,395,531   $             21,492,310       $             4,749,217

Investment income ratio*                                           0.08%                      0.00%                         0.00%

Expense ratio, lowest to highest**                        0.45% TO 2.05%             0.45% to 2.05%                0.45% to 1.90%

Total return, lowest to highest***                      18.41% TO 20.32%           43.80% to 54.04%           (21.15%) to (18.35%)

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account H
              (formerly The Manufacturers Life Insurance Company of
                       North America Separate Account A)

                    Notes to Financial Statements (continued)

6. CONDENSED FINANCIAL INFORMATION (CONTINUED)

                                                             PACIFIC RIM EMERGING MARKETS TRUST A
                              --------------------------------------------------------------------------------------------------
                                       2004                      2003                     2002                     2001
                              -----------------------  -----------------------  -----------------------  -----------------------
Units, beginning of period                  4,610,424                4,697,629                5,504,185                6,488,328
Units issued                                2,171,053                2,658,863               18,214,307               24,024,825
Units redeemed                             (2,439,231)              (2,746,068)             (18,570,863)             (25,458,968)
                              -----------------------  -----------------------  -----------------------  -----------------------

Units, end of period                        4,342,246                4,610,424                4,697,629                5,054,185
                              =======================  =======================  =======================  =======================

Unit value                    $9.825937 TO $16.166820  $8.536943 to $14.067127  $6.161288 to $10.167731  $7.154529 to $11.824607

Net assets, end of period     $            45,135,643  $            41,381,634  $            30,140,478  $            37,254,151

Investment income ratio*                         0.45%                    0.15%                    0.12%                    0.41%

Expense ratio, lowest
 to highest**                           0.45% TO 1.90%           0.45% to 1.90%           0.45% to 1.90%           1.40% to 1.90%

Total return, lowest
 to highest***                        14.70% TO 16.37%         38.07% to 40.09%      (14.18%) to (12.93%)      (20.30%) to (5.40%)

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account H
              (formerly The Manufacturers Life Insurance Company of
                       North America Separate Account A)

                    Notes to Financial Statements (continued)

6. CONDENSED FINANCIAL INFORMATION (CONTINUED)

                                                         PACIFIC RIM EMERGING MARKETS TRUST B
                                     -----------------------------------------------------------------------------
                                               2004                       2003                      2002
                                     ------------------------   ------------------------   -----------------------
Units, beginning of period                          1,301,100                    415,749                         0
Units issued                                        2,071,258                  4,480,850                 2,486,091
Units redeemed                                     (1,753,324)                (3,595,499)               (2,070,342)
                                     ------------------------   ------------------------   -----------------------

Units, end of period                                1,619,034                  1,301,100                   415,749
                                     ========================   ========================   =======================

Unit value                           $15.636854 TO $20.920290   $13.645273 to $18.264938   $9.896593 to $10.687117

Net assets, end of period            $             26,155,337   $             18,416,249   $             4,205,991

Investment income ratio*                                 0.34%                      0.21%                     0.00%

Expense ratio, lowest to highest**              0.45% TO 2.05%             0.45% to 2.05%            0.45% to 1.90%

Total return, lowest to highest***            14.42% TO 16.27%           37.88% to 46.31%       (20.83%) to (14.50%)

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account H
              (formerly The Manufacturers Life Insurance Company of
                       North America Separate Account A)

                    Notes to Financial Statements (continued)

6. CONDENSED FINANCIAL INFORMATION (CONTINUED)

                                                               SCIENCE & TECHNOLOGY TRUST A
                            --------------------------------------------------------------------------------------------------
                                     2004                     2003                    2002                      2001
                            -----------------------  -----------------------  ----------------------   -----------------------
Units, beginning of period               35,764,832               35,077,566              43,964,781                44,055,621
Units issued                              3,362,656               14,724,177               9,118,236                15,725,413
Units redeemed                           (9,179,558)             (14,036,911)            (18,005,451)              (15,816,253)
                            -----------------------  -----------------------  ----------------------   -----------------------

Units, end of period                     29,947,930               35,764,832              35,077,566                43,964,781
                            =======================  =======================  ======================   =======================

Unit value                  $4.359175 TO $12.314482  $4.397877 to $12.380278  $2.975729 to $8.347636   $5.112469 TO $14.291433

Net assets, end of period   $           313,598,260  $           375,706,275  $          252,456,512   $           551,300,087

Investment income ratio*                       0.00%                    0.00%                   0.00%                     0.00%

Expense ratio, lowest
 to highest**                         0.45% TO 1.90%           0.45% to 1.90%          0.45% to 1.90%            0.45% to 1.90%

Total return, lowest
 to highest***                      (1.03%) TO 0.42%         47.57% to 49.72%     (41.88%) to (41.03%)      (48.92%) to (17.49%)

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account H
              (formerly The Manufacturers Life Insurance Company of
                       North America Separate Account A)

                    Notes to Financial Statements (continued)

6. CONDENSED FINANCIAL INFORMATION (CONTINUED)

                                                             SCIENCE & TECHNOLOGY TRUST B
                                     ----------------------------------------------------------------------------
                                               2004                       2003                      2002
                                     ------------------------   ------------------------   ----------------------
Units, beginning of period                          4,628,650                  1,196,437                        0
Units issued                                        4,110,722                  4,688,047                1,643,810
Units redeemed                                     (3,848,895)                (1,255,834)                (447,373)
                                     ------------------------   ------------------------   ----------------------

Units, end of period                                4,890,477                  4,628,650                1,196,437
                                     ========================   ========================   ======================

Unit value                           $10.811722 TO $15.992651   $10.906148 to $16.180953   $7.368796 to $9.366646

Net assets, end of period            $             63,235,574   $             60,374,420   $           10,721,724

Investment income ratio*                                 0.00%                      0.00%                    0.00%

Expense ratio, lowest to highest**              0.45% TO 2.05%             0.45% to 2.05%           0.45% to 1.90%

Total return, lowest to highest***            (1.26%) TO 0.33%           29.36% to 49.79%      (41.05%) to (25.07%)

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account H
              (formerly The Manufacturers Life Insurance Company of
                       North America Separate Account A)

                    Notes to Financial Statements (continued)

6. CONDENSED FINANCIAL INFORMATION (CONTINUED)

                                                               EMERGING SMALL COMPANY TRUST A
                             ---------------------------------------------------------------------------------------------------
                                      2004                      2003                    2002                      2001
                             -----------------------  -----------------------  -----------------------   -----------------------
Units, beginning of period                11,131,014               11,412,016               11,986,788                11,228,885
Units issued                               1,565,086                5,192,041                5,448,161                 6,887,567
Units redeemed                            (3,492,126)              (5,473,043)              (6,022,933)               (6,129,664)
                             -----------------------  -----------------------  -----------------------   -----------------------

Units, end of period                       9,203,974               11,131,014               11,412,016                11,986,788
                             =======================  =======================  =======================   =======================

Unit value                   $8.742929 TO $18.836146  $7.978493 to $17.129022  $5.810609 to $12.431278   $8.352524 to $17.806889

Net assets, end of period    $           151,793,639  $           166,790,443  $           125,631,402   $           193,832,310

Investment income ratio*                        0.00%                    0.00%                    0.00%                     0.00%

Expense ratio, lowest
 to highest**                          0.45% TO 1.90%           0.45% to 1.90%           0.45% to 1.90%            0.45% to 1.90%

Total return, lowest
 to highest***                        9.42% TO 11.02%         37.10% to 39.10%      (30.54%) to (29.52%)       (27.44%) to (3.05%)

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account H
              (formerly The Manufacturers Life Insurance Company of
                       North America Separate Account A)

                    Notes to Financial Statements (continued)

6. CONDENSED FINANCIAL INFORMATION (CONTINUED)

                                                            EMERGING SMALL COMPANY TRUST B
                                     ----------------------------------------------------------------------------
                                               2004                       2003                     2002
                                     ------------------------   ------------------------   ----------------------
Units, beginning of period                          4,424,233                  1,466,541                        0
Units issued                                        3,683,207                  3,983,819                1,726,040
Units redeemed                                     (3,430,350)                (1,026,127)                (259,499)
                                     ------------------------   ------------------------   ----------------------

Units, end of period                                4,677,090                  4,424,233                1,466,541
                                     ========================   ========================   ======================

Unit value                           $13.607657 TO $17.641824   $12.428445 to $16.161563   $9.058585 to $9.616734

Net assets, end of period            $             66,352,895   $             57,407,534   $           13,889,803

Investment income ratio*                                 0.00%                      0.00%                    0.00%

Expense ratio, lowest to highest**              0.45% TO 2.05%             0.45% to 2.05%           0.45% to 1.90%

Total return, lowest to highest***             9.05% TO 10.81%           29.21% to 38.85%      (27.53%) to (23.07%)

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account H
              (formerly The Manufacturers Life Insurance Company of
                       North America Separate Account A)

                    Notes to Financial Statements (continued)

6. CONDENSED FINANCIAL INFORMATION (CONTINUED)

                                                                AGGRESSIVE GROWTH TRUST A
                            --------------------------------------------------------------------------------------------------
                                     2004                     2003                     2002                      2001
                            -----------------------  -----------------------  ----------------------   -----------------------
Units, beginning of period               16,963,540               18,762,718              21,262,375                20,373,780
Units issued                              1,226,506                5,222,131               8,001,989                 8,883,520
Units redeemed                           (4,424,074)              (7,021,309)            (10,501,646)               (7,994,925)
                            -----------------------  -----------------------  ----------------------   -----------------------

Units, end of period                     13,765,972               16,963,540              18,762,718                21,262,375
                            =======================  =======================  ======================   =======================

Unit value                  $8.468944 TO $12.971720  $7.888253 to $12.039961  $5.996302 to $9.120311   $8.132426 to $12.326027

Net assets, end of period   $           167,786,358  $           192,449,906  $          161,507,826   $           248,529,379

Investment income ratio*                       0.00%                    0.00%                   0.00%                     0.00%

Expense ratio, lowest
 to highest**                         0.45% TO 1.90%           0.45% to 1.90%          0.45% to 1.90%            0.45% to 1.90%

Total return, lowest
 to highest***                        7.20% TO 8.77%         31.36% to 33.27%     (26.38%) to (25.30%)      (27.97%) to (10.95%)

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account H
              (formerly The Manufacturers Life Insurance Company of
                       North America Separate Account A)

                    Notes to Financial Statements (continued)

6. CONDENSED FINANCIAL INFORMATION (CONTINUED)

                                                               AGGRESSIVE GROWTH TRUST B
                                     ----------------------------------------------------------------------------
                                               2004                       2003                      2002
                                     ------------------------   ------------------------   ----------------------
Units, beginning of period                          2,668,436                  1,398,896                        0
Units issued                                        1,913,951                  2,223,687                1,543,409
Units redeemed                                     (1,780,446)                  (954,147)                (144,513)
                                     ------------------------   ------------------------   ----------------------

Units, end of period                                2,801,941                  2,668,436                1,398,896
                                     ========================   ========================   ======================

Unit value                           $13.370729 TO $16.822036   $12.447664 to $15.707903   $9.474119 to $9.629662

Net assets, end of period            $             37,805,146   $             33,516,213   $           13,349,827

Investment income ratio*                                 0.00%                      0.00%                    0.00%

Expense ratio, lowest to highest**              0.45% TO 2.05%             0.45% to 2.05%           0.45% to 1.90%

Total return, lowest to highest***              6.99% TO 8.72%           25.58% to 32.97%      (24.21%) to (22.96%)

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account H
              (formerly The Manufacturers Life Insurance Company of
                       North America Separate Account A)

                    Notes to Financial Statements (continued)

6. CONDENSED FINANCIAL INFORMATION (CONTINUED)

                                                               INTERNATIONAL STOCK TRUST A
                            --------------------------------------------------------------------------------------------------
                                     2004                     2003                    2002                      2001
                            -----------------------  -----------------------  ----------------------   -----------------------
Units, beginning of period                8,135,549                9,199,690               9,754,386                 9,408,723
Units issued                                779,028                1,861,539              13,713,573                13,798,624
Units redeemed                           (1,863,666)              (2,925,680)            (14,268,269)              (13,452,961)
                            -----------------------  -----------------------  ----------------------   -----------------------

Units, end of period                      7,050,911                8,135,549               9,199,690                 9,754,386
                            =======================  =======================  ======================   =======================

Unit value                  $9.663241 TO $13.198278  $8.507707 to $11.579330  $6.645829 to $9.013656   $8.636273 to $11.672280

Net assets, end of period   $            88,831,971  $            90,088,588  $           79,352,642   $           109,170,001

Investment income ratio*                       0.83%                    0.51%                   0.46%                     0.20%

Expense ratio, lowest
 to highest**                         0.45% TO 1.90%           0.45% to 1.90%          0.45% to 1.90%            0.45% to 1.90%

Total return, lowest
 to highest***                      13.41% TO 15.07%         27.82% to 29.69%     (23.16%) to (22.04%)       (22.91%) to (6.92%)

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account H
              (formerly The Manufacturers Life Insurance Company of
                       North America Separate Account A)

                    Notes to Financial Statements (continued)

6. CONDENSED FINANCIAL INFORMATION (CONTINUED)

                                                             INTERNATIONAL STOCK TRUST B
                                     ----------------------------------------------------------------------------
                                              2004                        2003                     2002
                                     ------------------------   ------------------------   ----------------------
Units, beginning of period                          1,933,496                  1,172,215                        0
Units issued                                        1,408,039                 11,460,934               11,078,165
Units redeemed                                     (1,300,553)               (10,699,653)              (9,905,950)
                                     ------------------------   ------------------------   ----------------------

Units, end of period                                2,040,982                  1,933,496                1,172,215
                                     ========================   ========================   ======================

Unit value                           $13.976842 TO $18.435878   $12.349503 to $16.297528   $9.662625 to $9.962987

Net assets, end of period            $             29,022,125   $             24,222,398   $           11,416,476

Investment income ratio*                                 0.62%                      0.73%                    0.02%

Expense ratio, lowest to highest**              0.45% TO 2.05%             0.45% to 2.05%           0.45% to 1.90%

Total return, lowest to highest***            13.01% TO 14.83%           27.81% to 30.55%      (22.70%) to (20.30%)

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account H
              (formerly The Manufacturers Life Insurance Company of
                       North America Separate Account A)

                    Notes to Financial Statements (continued)

6. CONDENSED FINANCIAL INFORMATION (CONTINUED)

                                                                QUANTITATIVE EQUITY TRUST A
                            ----------------------------------------------------------------------------------------------------
                                     2004                      2003                     2002                      2001
                            -----------------------   -----------------------  -----------------------   -----------------------
Units, beginning of period                8,319,231                10,440,916               14,503,278                14,878,539
Units issued                                 85,920                 4,699,385                3,854,344                 7,087,792
Units redeemed                           (8,405,151)               (6,821,070)              (7,916,706)               (7,463,053)
                            -----------------------   -----------------------  -----------------------   -----------------------

Units, end of period                              0                 8,319,231               10,440,916                14,503,278
                            =======================   =======================  =======================   =======================

Unit value                  $7.822587 TO $16.606397   $7.886786 to $16.723266  $6.496049 to $13.726237   $9.154017 to $19.274831

Net assets, end of period   $                     0   $           120,733,136  $           124,368,566   $           247,082,790

Investment income ratio*                       1.00%                     0.67%                    0.33%                     0.29%

Expense ratio, lowest
 to highest**                         0.45% TO 1.90%            0.45% to 1.90%           0.45% to 1.90%            0.45% to 1.90%

Total return, lowest
 to highest***                     (0.86%) TO (0.39%)         21.23% to 23.00%      (29.14%) to (28.11%)      (26.08%) to (10.35%)

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account H
              (formerly The Manufacturers Life Insurance Company of
                       North America Separate Account A)

                    Notes to Financial Statements (continued)

6. CONDENSED FINANCIAL INFORMATION (CONTINUED)

                                                              QUANTITATIVE EQUITY TRUST B
                                     -----------------------------------------------------------------------------
                                               2004                       2003                      2002
                                     ------------------------   ------------------------   -----------------------
Units, beginning of period                            486,914                    307,295                         0
Units issued                                           43,702                  1,102,617                   382,529
Units redeemed                                       (530,616)                  (922,998)                  (75,234)
                                     ------------------------   ------------------------   -----------------------

Units, end of period                                        0                    486,914                   307,295
                                     ========================   ========================   =======================

Unit value                           $10.952168 TO $14.732798   $11.046153 to $14.874007   $9.100413 to $10.151783

Net assets, end of period            $                      0   $              5,781,310   $             3,014,669

Investment income ratio*                                 0.74%                      0.98%                     0.01%

Expense ratio, lowest to highest**              0.45% TO 2.05%             0.45% to 2.05%            0.45% to 1.90%

Total return, lowest to highest***           (0.98%) TO (0.46%)          18.91% to 22.84%       (27.20%) to (18.79%)

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account H
              (formerly The Manufacturers Life Insurance Company of
                       North America Separate Account A)

                    Notes to Financial Statements (continued)

6. CONDENSED FINANCIAL INFORMATION (CONTINUED)

                                                                        VALUE TRUST A
                            ------------------------------------------------------------------------------------------------------
                                      2004                      2003                     2002                       2001
                            ------------------------  ------------------------  -----------------------   ------------------------
Units, beginning of period                11,855,766                15,182,537               16,438,592                  9,465,352
Units issued                               2,542,230                 1,956,882                5,175,553                 13,297,434
Units redeemed                            (3,029,871)               (5,283,653)              (6,431,608)                (6,324,194)
                            ------------------------  ------------------------  -----------------------   ------------------------

Units, end of period                      11,368,125                11,855,766               15,182,537                 16,438,592
                            ========================  ========================  =======================   ========================

Unit value                  $13.919071 TO $20.727331  $12.317400 to $18.250518  $9.046893 to $13.337895   $11.944310 to $17.521564

Net assets, end of period   $            215,147,264  $            197,921,279  $           185,855,695   $            267,152,496

Investment income ratio*                        0.55%                     1.27%                    0.85%                      0.54%

Expense ratio, lowest
 to highest**                          0.45% TO 1.90%            0.45% to 1.90%           0.45% to 1.90%             0.45% to 1.90%

Total return, lowest
 to highest***                       13.00% TO 14.66%          36.15% to 38.14%      (24.26%) to (23.15%)          (4.45%) to 2.95%

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account H
              (formerly The Manufacturers Life Insurance Company of
                       North America Separate Account A)

                    Notes to Financial Statements (continued)

6. CONDENSED FINANCIAL INFORMATION (CONTINUED)

                                                                    VALUE TRUST B
                                     ----------------------------------------------------------------------------
                                               2004                       2003                      2002
                                     ------------------------   ------------------------   ----------------------
Units, beginning of period                          2,081,948                  1,171,327                        0
Units issued                                        3,281,441                  1,609,627                1,443,692
Units redeemed                                     (2,283,628)                  (699,006)                (272,365)
                                     ------------------------   ------------------------   ----------------------

Units, end of period                                3,079,761                  2,081,948                1,171,327
                                     ========================   ========================   ======================

Unit value                           $14.558218 TO $18.447390   $12.898462 to $16.352424   $9.484479 to $9.618617

Net assets, end of period                          45,452,011   $             27,116,533   $           11,154,001

Investment income ratio*                                 0.35%                      1.63%                    0.03%

Expense ratio, lowest to highest**              0.45% TO 2.05%             0.45% to 2.05%           0.45% to 1.90%

Total return, lowest to highest***            12.70% TO 14.52%           30.73% to 37.98%      (24.12%) to (23.05%)

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account H
              (formerly The Manufacturers Life Insurance Company of
                       North America Separate Account A)

                    Notes to Financial Statements (continued)

6. CONDENSED FINANCIAL INFORMATION (CONTINUED)

                                                                REAL ESTATE SECURITIES TRUST A
                            ------------------------------------------------------------------------------------------------------
                                      2004                      2003                      2002                      2001
                            ------------------------  ------------------------  ------------------------  ------------------------
Units, beginning of period                 7,482,688                 7,927,546                 5,414,699                 3,687,770
Units issued                               2,051,678                 1,875,751                 6,920,218                 5,189,185
Units redeemed                            (2,410,666)               (2,320,609)               (4,407,371)               (3,462,256)
                            ------------------------  ------------------------  ------------------------  ------------------------

Units, end of period                       7,123,700                 7,482,688                 7,927,546                 5,414,699
                            ========================  ========================  ========================  ========================

Unit value                  $22.063526 TO $25.460516  $17.031078 to $19.555029  $12.429938 to $14.251467  $12.171588 to $14.088482

Net assets, end of period   $            173,731,258  $            140,549,733  $            108,728,937  $             73,831,187

Investment income ratio*                        2.35%                     2.60%                     2.79%                     2.72%

Expense ratio, lowest
 to highest**                          0.45% TO 1.90%            0.45% to 1.90%            0.45% to 1.90%            0.45% to 1.90%

Total return, lowest
 to highest***                       29.55% TO 31.44%          36.53% to 38.52%            0.65% to 2.12%          (0.85%) to 2.70%

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account H
              (formerly The Manufacturers Life Insurance Company of
                       North America Separate Account A)

                    Notes to Financial Statements (continued)

6. CONDENSED FINANCIAL INFORMATION (CONTINUED)

                                                             REAL ESTATE SECURITIES TRUST B
                                     ------------------------------------------------------------------------------
                                               2004                       2003                       2002
                                     ------------------------   ------------------------   ------------------------
Units, beginning of period                          4,457,318                  2,351,590                          0
Units issued                                        5,031,505                  2,711,985                  2,848,902
Units redeemed                                     (3,718,668)                  (606,257)                  (497,312)
                                     ------------------------   ------------------------   ------------------------

Units, end of period                                5,770,155                  4,457,318                  2,351,590
                                     ========================   ========================   ========================

Unit value                           $20.243721 TO $22.499805   $15.682026 to $17.360006   $11.806602 to $12.702902

Net assets, end of period            $            123,183,220   $             73,356,359   $             28,214,076

Investment income ratio*                                 1.73%                      3.36%                      0.07%

Expense ratio, lowest to highest**              0.45% TO 2.05%             0.45% to 2.05%             0.45% to 1.90%

Total return, lowest to highest***            29.09% TO 31.18%           25.46% to 38.31%           (5.55%) to 1.62%

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account H
              (formerly The Manufacturers Life Insurance Company of
                       North America Separate Account A)

                    Notes to Financial Statements (continued)

6. CONDENSED FINANCIAL INFORMATION (CONTINUED)

                                                                      BALANCED TRUST A
                            ----------------------------------------------------------------------------------------------------
                                     2004                      2003                     2002                      2001
                            -----------------------   -----------------------  -----------------------   -----------------------
Units, beginning of period                5,211,680                 5,900,963                6,267,752                 5,961,983
Units issued                                457,840                 1,122,556                1,881,850                 1,829,240
Units redeemed                           (5,669,520)               (1,811,839)              (2,248,639)               (1,523,471)
                            -----------------------   -----------------------  -----------------------   -----------------------

Units, end of period                              0                 5,211,680                5,900,963                 6,267,752
                            =======================   =======================  =======================   =======================

Unit value                  $9.291205 TO $11.923241   $9.384581 to $12.029110  $8.355296 to $10.672379   $9.928886 to $12.637994

Net assets, end of period   $                     0   $            58,929,449  $            59,277,292   $            74,758,243

Investment income ratio*                       2.48%                     2.52%                    2.63%                     2.14%

Expense ratio, lowest
 to highest**                         0.45% TO 1.90%            0.45% to 1.90%           0.45% to 1.90%            0.45% to 1.90%

Total return, lowest
 to highest***                     (1.04%) TO (0.57%)         12.15% to 13.79%      (15.97%) to (14.75%)       (15.65%) to (5.11%)

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account H
              (formerly The Manufacturers Life Insurance Company of
                       North America Separate Account A)

                    Notes to Financial Statements (continued)

6. CONDENSED FINANCIAL INFORMATION (CONTINUED)

                                                                     BALANCED TRUST B
                                     ------------------------------------------------------------------------------
                                               2004                       2003                      2002
                                     ------------------------   ------------------------   ------------------------
Units, beginning of period                          1,381,294                    535,352                          0
Units issued                                          310,442                  1,179,778                    645,386
Units redeemed                                     (1,691,736)                  (333,836)                  (110,034)
                                     ------------------------   ------------------------   ------------------------

Units, end of period                                        0                  1,381,294                    535,352
                                     ========================   ========================   ========================

Unit value                           $11.829603 TO $13.615608   $11.953196 to $13.771545   $10.643258 to $11.353878

Net assets, end of period            $                      0   $             17,210,520   $              5,941,864

Investment income ratio*                                 2.50%                      3.19%                      0.46%

Expense ratio, lowest to highest**              0.45% TO 2.05%             0.45% to 2.05%             0.45% to 1.90%

Total return, lowest to highest***           (1.17%) TO (0.64%)          10.10% to 13.66%         (14.85%) to (9.17%)

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account H
              (formerly The Manufacturers Life Insurance Company of
                       North America Separate Account A)

                    Notes to Financial Statements (continued)

6. CONDENSED FINANCIAL INFORMATION (CONTINUED)

                                                                        HIGH YIELD TRUST A
                            ------------------------------------------------------------------------------------------------------
                                      2004                      2003                     2002                       2001
                            ------------------------  ------------------------  -----------------------   ------------------------
Units, beginning of period                16,032,130                12,189,072               11,000,013                  9,231,805
Units issued                               5,222,351                12,879,311               11,010,152                 10,474,386
Units redeemed                            (8,719,122)               (9,036,253)              (9,821,093)                (8,706,178)
                            ------------------------  ------------------------  -----------------------   ------------------------

Units, end of period                      12,535,359                16,032,130               12,189,072                 11,000,013
                            ========================  ========================  =======================   ========================

Unit value                  $13.065633 TO $15.481606  $11.972562 to $14.136722  $9.790451 to $11.519811   $10.698741 to $12.544550

Net assets, end of period   $            186,475,958  $            217,897,123  $           135,503,987   $            133,703,955

Investment income ratio*                        5.11%                     5.25%                    9.05%                     10.36%

Expense ratio, lowest
 to highest**                          0.45% TO 1.90%            0.45% to 1.90%           0.45% to 1.90%             0.45% to 1.90%

Total return, lowest
 to highest***                        8.97% TO 10.56%          22.11% to 23.89%        (8.63%) to (7.29%)        (12.80%) to (4.10%)

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account H
              (formerly The Manufacturers Life Insurance Company of
                       North America Separate Account A)

                    Notes to Financial Statements (continued)

6. CONDENSED FINANCIAL INFORMATION (CONTINUED)

                                                                   HIGH YIELD TRUST B
                                     ------------------------------------------------------------------------------
                                               2004                       2003                       2002
                                     ------------------------   ------------------------   ------------------------
Units, beginning of period                          6,901,397                  1,634,575                          0
Units issued                                        7,139,800                  9,603,715                  2,514,044
Units redeemed                                     (6,252,244)                (4,336,893)                  (879,469)
                                     ------------------------   ------------------------   ------------------------

Units, end of period                                7,788,953                  6,901,397                  1,634,575
                                     ========================   ========================   ========================

Unit value                           $14.895606 TO $16.093830   $13.716878 to $14.584494   $11.370655 to $11.795820

Net assets, end of period            $            120,087,018   $             97,676,974   $             18,965,099

Investment income ratio*                                 3.83%                      5.55%                      2.32%

Expense ratio, lowest to highest**              0.45% TO 2.05%             0.45% to 2.05%             0.45% to 1.90%

Total return, lowest to highest***             8.59% TO 10.35%            9.74% to 23.64%          (9.03%) to (5.63%)

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account H
              (formerly The Manufacturers Life Insurance Company of
                       North America Separate Account A)

                    Notes to Financial Statements (continued)

6. CONDENSED FINANCIAL INFORMATION (CONTINUED)

                                                            LIFESTYLE AGGRESSIVE 1000 TRUST A
                            -----------------------------------------------------------------------------------------------------
                                      2004                      2003                    2002                       2001
                            ------------------------  ------------------------  ----------------------   ------------------------
Units, beginning of period                10,288,002                 8,668,429               7,885,558                  5,617,693
Units issued                               3,645,473                 2,978,442               2,591,995                  3,167,530
Units redeemed                            (2,210,298)               (1,358,869)             (1,809,124)                  (899,665)
                            ------------------------  ------------------------  ----------------------   ------------------------

Units, end of period                      11,723,177                10,288,002               8,668,429                  7,885,558
                            ========================  ========================  ======================   ========================

Unit value                  $11.862395 TO $15.146219  $10.402017 to $13.235054  $7.846184 to $9.948297   $10.070301 to $12.723595

Net assets, end of period   $            168,003,807  $            128,410,920  $           81,126,941   $             95,035,178

Investment income ratio*                        0.71%                     0.40%                   0.81%                      4.10%

Expense ratio, lowest
 to highest**                          0.45% TO 1.90%            0.45% to 1.90%          0.45% to 1.90%             0.45% to 1.90%

Total return, lowest
 to highest***                       13.87% TO 15.54%          32.38% to 34.31%     (22.20%) to (21.06%)        (17.24%) to (5.20%)

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account H
              (formerly The Manufacturers Life Insurance Company of
                       North America Separate Account A)

                    Notes to Financial Statements (continued)

6. CONDENSED FINANCIAL INFORMATION (CONTINUED)

                                                             LIFESTYLE AGGRESSIVE 1000 TRUST B
                                     -----------------------------------------------------------------------------
                                               2004                       2003                      2002
                                     ------------------------   ------------------------   -----------------------
Units, beginning of period                         10,009,484                  2,580,939                         0
Units issued                                       14,668,234                  8,230,202                 2,744,346
Units redeemed                                     (8,447,243)                  (801,657)                 (163,407)
                                     ------------------------   ------------------------   -----------------------

Units, end of period                               16,230,475                 10,009,484                 2,580,939
                                     ========================   ========================   =======================

Unit value                           $15.062247 TO $18.146230   $13.227795 to $15.944168   $9.992622 to $10.085357

Net assets, end of period            $            247,350,540   $            133,575,232   $            25,831,354

Investment income ratio*                                 0.55%                      0.35%                     0.03%

Expense ratio, lowest to highest**              0.45% TO 2.05%             0.45% to 2.05%            0.45% to 1.90%

Total return, lowest to highest***            13.70% TO 15.54%           27.47% to 34.31%       (20.06%) to (19.32%)

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account H
              (formerly The Manufacturers Life Insurance Company of
                       North America Separate Account A)

                    Notes to Financial Statements (continued)

6. CONDENSED FINANCIAL INFORMATION (CONTINUED)

                                                                 LIFESTYLE GROWTH 820 TRUST A
                            ------------------------------------------------------------------------------------------------------
                                      2004                      2003                     2002                       2001
                            ------------------------  ------------------------  -----------------------   ------------------------
Units, beginning of period                40,468,735                37,144,305               32,268,748                 22,642,561
Units issued                              10,868,377                 8,122,016               11,002,122                 12,489,210
Units redeemed                            (8,313,847)               (4,797,586)              (6,126,565)                (2,863,023)
                            ------------------------  ------------------------  -----------------------   ------------------------

Units, end of period                      43,023,265                40,468,735               37,144,305                 32,268,748
                            ========================  ========================  =======================   ========================

Unit value                  $12.807137 TO $17.363307  $11.374440 to $15.366925  $8.934824 to $12.028869   $10.804923 to $14.495682

Net assets, end of period   $            683,979,444  $            570,549,874  $           410,561,178   $             37,103,391

Investment income ratio*                        1.33%                     1.18%                    2.19%                      4.84%

Expense ratio, lowest
 to highest**                          0.45% TO 1.90%            0.45% to 1.90%           0.45% to 1.90%             0.45% to 1.90%

Total return, lowest
 to highest***                       12.43% TO 14.07%          27.11% to 28.97%      (17.43%) to (16.22%)        (12.66%) to (3.45%)

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account H
              (formerly The Manufacturers Life Insurance Company of
                       North America Separate Account A)

                    Notes to Financial Statements (continued)

6. CONDENSED FINANCIAL INFORMATION (CONTINUED)

                                                               LIFESTYLE GROWTH 820 TRUST B
                                      ------------------------------------------------------------------------------
                                                2004                       2003                       2002
                                      ------------------------   ------------------------   ------------------------
Units, beginning of period                          44,470,674                 10,923,916                          0
Units issued                                       148,557,244                 34,791,382                 11,378,337
Units redeemed                                     (65,254,374)                (1,244,624)                  (454,421)
                                      ------------------------   ------------------------   ------------------------

Units, end of period                               127,773,544                 44,470,674                 10,923,916
                                      ========================   ========================   ========================

Unit value                            $15.124169 TO $17.066334   $13.417365 to $15.185956   $10.537942 to $10.751721

Net assets, end of period             $          1,952,965,179   $            603,952,682   $            116,383,251

Investment income ratio*                                  0.70%                      1.14%                      0.06%

Expense ratio, lowest to highest**               0.45% TO 2.05%             0.45% to 2.05%             0.45% to 1.90%

Total return, lowest to highest***             12.27% TO 14.08%           21.41% to 28.86%        (15.70%) to (13.99%)

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account H (formerly The Manufacturers Life Insurance Company of North America Separate
                                   Account A)

                    Notes to Financial Statements (continued)

6. CONDENSED FINANCIAL INFORMATION (CONTINUED)

                                                                 LIFESTYLE BALANCED 640 TRUST A
                           -------------------------------------------------------------------------------------------------------
                                     2004                      2003                        2002                       2001
                           ------------------------  ------------------------   ------------------------  ------------------------
Units, beginning of period               43,678,154                39,839,424                 31,629,891                22,027,740
Units issued                             11,757,592                10,169,800                 14,577,277                12,773,043
Units redeemed                           (8,781,031)               (6,331,070)                (6,367,744)               (3,130,892)
                           ------------------------  ------------------------   ------------------------  ------------------------

Units, end of period                     46,653,598                43,678,154                 39,839,424                31,629,891
                           ========================  ========================   ========================  ========================

Unit value                 $13.796388 TO $18.749859  $12.377588 to $16.754333   $10.165146 to $13.704682  $11.493504 to $15.433664

Net assets, end of period  $            789,746,066  $            661,608,444   $            495,557,446  $            452,066,345

Investment income ratio*                       2.09%                     2.34%                      3.26%                     5.03%

Expense ratio, lowest to
 highest**                            0.45% TO 1.90%            0.45% to 1.90%             0.45% to 1.90%            0.45% to 1.90%

Total return, lowest to
 highest***                         11.35% TO 12.98%          21.64% to 23.42%        (11.65%) to (10.35%)          (8.05%)to(2.36%)

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account H (formerly The Manufacturers Life Insurance Company of North America Separate
                                   Account A)

                   Notes to Financial Statements (continued)

6. CONDENSED FINANCIAL INFORMATION (CONTINUED)

                                                   LIFESTYLE BALANCED 640 TRUST B
                            ------------------------------------------------------------------------------
                                      2004                       2003                       2002
                            ------------------------   ------------------------   ------------------------
Units, beginning of period                48,853,728                 13,727,140                          0
Units issued                             137,648,730                 37,182,352                 13,950,984
Units redeemed                           (60,961,602)                (2,055,764)                  (223,844)
                            ------------------------   ------------------------   ------------------------

Units, end of period                     125,540,856                 48,853,728                 13,727,140
                            ========================   ========================   ========================

Unit value                  $15.209160 TO $16.155343   $13.634469 to $14.526297   $11.180582 to $11.423888

Net assets, end of period   $          1,929,169,904   $            674,020,791   $            155,304,071

Investment income ratio*                        1.16%                      2.37%                      0.11%

Expense ratio, lowest to
 highest**                             0.45% TO 2.05%             0.45% to 2.05%             0.45% to 1.90%

Total return, lowest to
 highest***                         11.10% TOP 12.90%           16.13% to 23.42%         (10.56%) to (5.35%)

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account H (formerly The Manufacturers Life Insurance Company of North America Separate
                                   Account A)

                   Notes to Financial Statements (continued)

6. CONDENSED FINANCIAL INFORMATION (CONTINUED)

                                                                 LIFESTYLE MODERATE 460 TRUST A
                            ------------------------------------------------------------------------------------------------------
                                    2004                      2003                      2002                      2001
                            ------------------------  ------------------------  ------------------------  ------------------------
Units, beginning of period                15,778,860                15,045,263                10,955,088                 8,470,782
Units issued                               4,234,474                 4,239,428                 7,362,784                 4,175,166
Units redeemed                            (4,840,444)               (3,505,831)               (3,272,609)               (1,690,860)
                            ------------------------  ------------------------  ------------------------  ------------------------

Units, end of period                      15,172,890                15,778,860                15,045,263                10,955,088
                            ========================  ========================  ========================  ========================

Unit value                  $14.281197 TO $19.484176  $13.095398 to $17.794866  $11.315989 to $15.315540  $12.006535 to $16.185243

Net assets, end of period   $            268,252,914  $            254,597,753  $            208,678,078  $            165,653,944

Investment income ratio*                        2.72%                     3.01%                     3.40%                     5.41%

Expense ratio, lowest to
 highest**                             0.45% TO 1.90%            0.45% to 1.90%            0.45% to 1.90%            0.45% to 1.90%

Total return, lowest to
 highest***                           8.95% TO 10.54%          15.61% to 17.30%         (5.85%) to (4.47%)        (3.95%) to (1.42%)

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account H (formerly The Manufacturers Life Insurance Company of North America Separate
                                   Account A)

                   Notes to Financial Statements (continued)

6. CONDENSED FINANCIAL INFORMATION (CONTINUED)

                                                            LIFESTYLE MODERATE 460 TRUST B
                                    ------------------------------------------------------------------------------
                                            2004                       2003                       2002
                                    ------------------------   ------------------------   ------------------------
Units, beginning of period                        18,782,566                  5,869,403                          0
Units issued                                      39,532,258                 14,474,779                  6,137,859
Units redeemed                                   (20,626,843)                (1,561,616)                  (268,456)
                                    ------------------------   ------------------------   ------------------------

Units, end of period                              37,687,981                 18,782,566                  5,869,403
                                    ========================   ========================   ========================

Unit value                          $14.954394 TO $15.534425   $13.726448 to $14.055820   $11.849812 to $11.983146

Net assets, end of period           $            566,888,895   $            258,689,422   $             69,762,562

Investment income ratio*                                1.59%                      3.31%                      0.17%

Expense ratio, lowest to highest**             0.45% TO 2.05%             0.45% to 2.05%             0.45% to 1.90%

Total return, lowest to highest***            8.78% TO 10.54%           11.08% to 17.30%          (5.20%) to (4.13%)

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account H (formerly The Manufacturers Life Insurance Company of North America Separate
                                   Account A)

                   Notes to Financial Statements (continued)

6. CONDENSED FINANCIAL INFORMATION (CONTINUED)

                                                               LIFESTYLE CONSERVATIVE 280 TRUST A
                            ------------------------------------------------------------------------------------------------------
                                      2004                      2003                      2002                      2001
                            ------------------------  ------------------------  ------------------------  ------------------------
Units, beginning of period                 8,694,983                 9,468,995                 6,695,670                 4,788,787
Units issued                               3,924,826                 3,574,566                 5,362,317                 3,306,433
Units redeemed                            (3,640,179)               (4,348,578)               (2,588,992)               (1,399,550)
                            ------------------------  ------------------------  ------------------------  ------------------------

Units, end of period                       8,979,630                 8,694,983                 9,468,995                 6,695,670
                            ========================  ========================  ========================  ========================

Unit value                  $14.551671 TO $19.718253  $13.658793 to $18.415805  $12.478970 to $16.741166  $12.503081 to $16.689833

Net assets, end of period   $            162,470,887  $            147,502,755  $            146,341,361  $            105,738,771

Investment income ratio*                        3.36%                     3.97%                     3.08%                     4.28%

Expense ratio, lowest to
 highest**                             0.45% TO 1.90%            0.45% to 1.90%            0.45% to 1.90%            0.45% to 1.90%

Total return, lowest to
 highest***                            6.54% TO 8.10%           9.45% to 11.05%          (0.19%) to 1.27%            0.02% to 2.76%

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account H (formerly The Manufacturers Life Insurance Company of North America Separate
                                   Account A)

                   Notes to Financial Statements (continued)

6. CONDENSED FINANCIAL INFORMATION (CONTINUED)

                                                            LIFESTYLE CONSERVATIVE 280 TRUST B
                                    ------------------------------------------------------------------------------
                                              2004                       2003                       2002
                                    ------------------------   ------------------------   ------------------------
Units, beginning of period                         9,758,062                  3,504,151                          0
Units issued                                      19,159,041                  8,914,252                  3,860,984
Units redeemed                                   (11,616,284)                (2,660,341)                  (356,833)
                                    ------------------------   ------------------------   ------------------------

Units, end of period                              17,300,819                  9,758,062                  3,504,151
                                    ========================   ========================   ========================

Unit value                          $14.091319 TO $15.078992   $13.255928 to $13.959339   $12.455071 to $12.570409

Net assets, end of period           $            253,058,842   $            133,685,859   $             43,758,875

Investment income ratio*                                2.12%                      4.20%                      0.25%

Expense ratio, lowest to highest**             0.45% TO 2.05%             0.45% to 2.05%             0.45% to 1.90%

Total return, lowest to highest***             6.30% TO 8.02%            6.05% to 11.05%           (0.36%) to 0.56%

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account H (formerly The Manufacturers Life Insurance Company of North America Separate
                                   Account A)

                   Notes to Financial Statements (continued)

6. CONDENSED FINANCIAL INFORMATION (CONTINUED)

                                                                 SMALL COMPANY VALUE TRUST A
                            ----------------------------------------------------------------------------- ------------------------
                                      2004                      2003                      2002                      2001
                            ------------------------  ------------------------  ------------------------- ------------------------
Units, beginning of period                15,205,749                16,010,391                 9,912,518                 4,807,888
Units issued                               3,530,167                 7,333,926                17,802,268                13,059,190
Units redeemed                            (4,369,305)               (8,138,568)              (11,704,395)               (7,954,560)
                            ------------------------  ------------------------  ------------------------  ------------------------

Units, end of period                      14,366,611                15,205,749                16,010,391                 9,912,518
                            ========================  ========================  ========================  ========================

Unit value                  $18.738753 TO $20.883351  $15.255705 to $16.976139  $11.631943 to $12.924339  $12.602235 to $13.981425

Net assets, end of period   $            281,190,292  $            241,376,374  $            193,031,852  $            129,266,865

Investment income ratio*                        0.16%                     0.41%                     0.29%                     0.14%

Expense ratio, lowest to
 highest**                             0.45% TO 1.90%            0.45% to 1.90%            0.45% to 1.90%            0.45% to 1.90%

Total return, lowest to
 highest***                          22.83% TO 24.63%          31.15% to 33.07%         (7.70%) to (6.35%)           0.82% to 6.06%

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account H (formerly The Manufacturers Life Insurance Company of North America Separate
                                   Account A)

                   Notes to Financial Statements (continued)

6. CONDENSED FINANCIAL INFORMATION (CONTINUED)

                                                                SMALL COMPANY VALUE TRUST B
                                     --------------------------------------------------------------------------------
                                               2004                        2003                        2002
                                     ------------------------    ------------------------    ------------------------
Units, beginning of period                          8,705,019                   4,130,323                           0
Units issued                                        8,448,759                   6,202,403                   5,004,133
Units redeemed                                     (6,000,883)                  1,627,707)                   (873,810)
                                     ------------------------    ------------------------    ------------------------

Units, end of period                               11,152,895                   8,705,019                   4,130,323
                                     ========================    ========================    ========================

Unit value                           $16.382482 TO $18.722545    $13.364515 to $15.281139    $10.197768 to $11.505543

Net assets, end of period            $            189,901,972    $            120,317,623    $             43,168,147

Investment income ratio*                                 0.08%                       0.58%                       0.01%

Expense ratio, lowest to highest**              0.45% TO 2.05%              0.45% to 2.05%              0.45% to 1.90%

Total return, lowest to highest***            22.40% TO 24.38%            22.17% to 32.96%          (18.42%) to (7.96%)

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account H (formerly The Manufacturers Life Insurance Company of North America Separate
                                   Account A)

                   Notes to Financial Statements (continued)

6. CONDENSED FINANCIAL INFORMATION (CONTINUED)

                                                                       INTERNATIONAL VALUE TRUST A
                            ----------------------------------------------------------------------------------------------------
                                      2004                      2003                    2002                      2001
                            ------------------------  ------------------------  ----------------------  ------------------------
Units, beginning of period                11,406,550                10,361,088               7,152,751                 4,861,051
Units issued                               3,063,895                 4,448,760              11,203,326                 7,172,267
Units redeemed                            (2,503,403)               (3,403,298)             (7,994,989)               (4,880,567)
                            ------------------------  ------------------------  ----------------------  ------------------------

Units, end of period                      11,967,042                11,406,550              10,361,088                 7,152,751
                            ========================  ========================  ======================  ========================

Unit value                  $14.400513 TO $16.452869  $12.045466 to $13.769068  $8.453467 to $9.667908  $10.459987 to $11.968682

Net assets, end of period   $            175,648,455  $            139,826,546  $           89,056,992  $             75,552,701

Investment income ratio*                        1.21%                     0.82%                   0.78%                     1.02%

Expense ratio, lowest to
 highest**                             0.45% TO 1.90%            0.45% to 1.90%          0.45% to 1.90%            1.40% to 1.90%

Total return, lowest to
 highest***                          19.25% TO 21.00%          42.14% to 44.21%     (19.39%) to (18.21%)       (11.45%) to (4.25%)

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account H (formerly The Manufacturers Life Insurance Company of North America Separate
                                   Account A)

                   Notes to Financial Statements (continued)

6. CONDENSED FINANCIAL INFORMATION (CONTINUED)


                                                                INTERNATIONAL VALUE TRUST B
                                     -------------------------------------------------------------------------------
                                               2004                        2003                       2002
                                     ------------------------    -------------------------   -----------------------
Units, beginning of period                          6,546,959                   3,037,391                          0
Units issued                                        6,889,921                   8,369,939                  9,698,755
Units redeemed                                     (4,587,091)                 (4,860,371)                (6,661,364)
                                     ------------------------    -------------------------   -----------------------

Units, end of period                                8,849,789                   6,546,959                  3,037,391
                                     ========================    =========================   =======================

Unit value                           $16.484112 TO $20.584902    $13.842199 to $17.294424    $9.761622 to $10.320663

Net assets, end of period            $            149,346,273    $             92,299,899    $            29,993,937

Investment income ratio*                                 0.88%                       1.11%                      0.07%

Expense ratio, lowest to highest**              0.45% TO 2.05%              0.45% to 2.05%             0.45% to 1.90%

Total return, lowest to highest***            18.91% TO 20.83%            38.26% to 43.87%        (21.91%) to (17.43%)

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account H (formerly The Manufacturers Life Insurance Company of North America Separate
                                   Account A)

                   Notes to Financial Statements (Continued)

6. CONDENSED FINANCIAL INFORMATION (CONTINUED)

                                                                 SMALL COMPANY BLEND TRUST A
                            -------------------------------------------------------------------------------------------------
                                      2004                     2003                     2002                    2001
                            -----------------------  ------------------------ ----------------------  -----------------------
Units, beginning of period               10,128,267               10,247,994               9,038,221                6,632,660
Units issued                              1,379,479                6,014,711               9,020,128                6,129,954
Units redeemed                           (2,997,321)              (6,134,438)             (7,810,355)              (3,724,393)
                            -----------------------  -----------------------  ----------------------  -----------------------

Units, end of period                      8,510,425               10,128,267              10,247,994                9,038,221
                            =======================  =======================  ======================  =======================

Unit value                  $9.778392 TO $12.975896  $9.283714 to $12.276306  $6.762279 to $8.913306  $9.244249 to $12.178671

Net assets, end of period   $           108,017,121  $           121,707,808  $           89,479,139  $           107,671,859

Investment income ratio*                       0.00%                    0.00%                   0.20%                    0.00%

Expense ratio, lowest to
 highest**                            0.45% TO 1.90%           0.45% to 1.90%          0.45% to 1.90%           0.45% to 1.90%

Total return, lowest to
 highest***                           5.17% TO 6.71%         37.08% to 39.08%     (26.96%) to (25.89%)      (14.70%) to (2.57%)

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account H (formerly The Manufacturers Life Insurance Company of North America Separate
                                   Account A)

                   Notes to  Financial Statements (Continued)


6. CONDENSED FINANCIAL INFORMATION (CONTINUED)

                                                                 SMALL COMPANY BLEND TRUST B
                                      ------------------------------------------------------------------------------
                                              2004                        2003                      2002
                                      ------------------------    ------------------------    ----------------------
Units, beginning of period                           4,425,922                   1,692,425                         0
Units issued                                         3,628,183                   3,822,054                 1,962,478
Units redeemed                                      (2,941,842)                 (1,088,557)                 (270,053)
                                      ------------------------    ------------------------    ----------------------

Units, end of period                                 5,112,263                   4,425,922                 1,692,425
                                      ========================    ========================    ======================

Unit value                            $13.033916 TO $17.021248    $12.412061 to $16.217293    $9.059320 to $9.393008

Net assets, end of period             $             67,816,765    $             55,692,520    $           15,473,317

Investment income ratio*                                  0.00%                       0.00%                     0.00%

Expense ratio, lowest to highest**               0.45% TO 2.05%              0.45% to 2.05%            0.45% to 1.90%

Total return, lowest to highest***               4.85% TO 6.55%            29.65% to 39.01%       (27.53%) to (24.86%)

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account H (formerly The Manufacturers Life Insurance Company of North America Separate
                                   Account A)

                   Notes to Financial Statements (continued)

6. CONDENSED FINANCIAL INFORMATION (CONTINUED)

                                                                     TOTAL RETURN TRUST A
                            ------------------------------------------------------------------------------------------------------
                                      2004                      2003                      2002                      2001
                            ------------------------  ------------------------  ------------------------  ------------------------
Units, beginning of period                31,438,368                40,268,739                26,705,881                11,037,368
Units issued                               3,007,954                 5,541,297                24,661,523                21,593,399
Units redeemed                            (9,700,239)              (14,371,668)              (11,098,665)               (5,924,886)
                            ------------------------  ------------------------  ------------------------  ------------------------

Units, end of period                      24,745,701                31,438,368                40,268,739                26,705,881
                            ========================  ========================  ========================  ========================

Unit value                  $14.570278 TO $17.502768  $14.149209 to $16.751628  $13.731734 to $16.023311  $12.779035 to $14.697020

Net assets, end of period   $            400,815,043  $            492,908,807  $            610,596,879  $            377,177,799

Investment income ratio*                       3.85%                      2.91%                     2.55%                     3.34%

Expense ratio, lowest to
 highest**                            0.45% TO 1.90%             0.45% to 1.90%            0.45% to 1.90%            0.45% to 1.90%

Total return, lowest to
 highest***                           2.98% TO 4.48%             3.04% to 4.55%            7.46% to 9.02%            2.23% to 7.79%

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account H (formerly The Manufacturers Life Insurance Company of North America Separate
                                   Account A)

                   (Notes to Financial Statements (continued)

6. CONDENSED FINANCIAL INFORMATION (CONTINUED)

                                                                  TOTAL RETURN TRUST B
                                     ------------------------------------------------------------------------------
                                               2004                       2003                       2002
                                     ------------------------   ------------------------   ------------------------
Units, beginning of period                         18,959,415                 11,099,623                          0
Units issued                                       11,131,700                 15,850,312                 12,152,904
Units redeemed                                    (11,138,892)                (7,990,520)                (1,053,281)
                                     ------------------------   ------------------------   ------------------------

Units, end of period                               18,952,223                 18,959,415                 11,099,623
                                     ========================   ========================   ========================

Unit value                           $12.840954 TO $14.607924   $12.518111 to $14.014008   $13.300010 to $13.423104

Net assets, end of period            $            268,236,053   $            260,586,543   $            147,945,968

Investment income ratio*                                 3.05%                      3.78%                      0.08%

Expense ratio, lowest to highest**              0.45% TO 2.05%             0.45% to 2.05%             0.45% to 1.90%

Total return, lowest to highest***              2.58% TO 4.24%             0.14% to 4.40%             6.40% to 7.38%

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account H (formerly The Manufacturers Life Insurance Company of North America Separate
                                   Account A)

                   Notes to Financial Statements (continued)

6. CONDENSED FINANCIAL INFORMATION (CONTINUED)

                                                                      U.S. LARGE CAP A
                            ----------------------------------------------------------------------------------------------------
                                      2004                      2003                     2002                     2001
                            ------------------------  ------------------------  ----------------------  ------------------------
Units, beginning of period                23,693,053                26,102,894              24,789,891                17,820,303
Units issued                              11,769,170                 4,859,240               9,105,948                11,820,012
Units redeemed                            (6,279,013)               (7,269,081)             (7,792,945)               (4,850,424)
                            ------------------------  ------------------------  ----------------------  ------------------------

Units, end of period                      29,183,210                23,693,053              26,102,894                24,789,891
                            ========================  ========================  ======================  ========================

Unit value                  $12.210486 TO $13.326315  $11.365395 to $12.354355  $8.442592 to $9.140645  $11.489880 to $12.390130

Net assets, end of period   $            384,370,578  $            289,158,401  $          235,934,105  $            304,710,768

Investment income ratio*                        0.26%                     0.40%                   0.31%                     0.34%

Expense ratio, lowest to
 highest**                             0.45% TO 1.90%            0.45% to 1.90%          0.45% to 1.90%            0.45% to 1.90%

Total return, lowest to
 highest***                            7.33% TO 8.90%          34.49% to 36.45%     (26.60%) to (25.52%)        (8.08%) to (2.99%)

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account H (formerly The Manufacturers Life Insurance Company of North America Separate
                                   Account A)

                   Notes to Financial Statements (continued)

6. CONDENSED FINANCIAL INFORMATION (CONTINUED)

                                                                  U.S. LARGE CAP B
                                     ------------------------------------------------------------------------------
                                                2004                        2003                      2002
                                     ------------------------    ------------------------    ----------------------
Units, beginning of period                          7,525,095                   4,071,162                         0
Units issued                                        6,019,128                   4,405,953                 4,283,570
Units redeemed                                     (4,522,152)                   (952,020)                 (212,408)
                                     ------------------------    ------------------------    ----------------------

Units, end of period                                9,022,071                   7,525,095                 4,071,162
                                     ========================    ========================    ======================

Unit value                           $13.591728 TO $16.397272    $12.664320 to $15.324454    $9.419481 to $9.981983

Net assets, end of period            $            127,668,373    $             99,194,217    $           39,931,672

Investment income ratio*                                 0.20%                       0.63%                     0.01%

Expense ratio, lowest to highest**              0.45% TO 2.05%              0.45% to 2.05%            0.45% to 1.90%

Total return, lowest to highest***              6.89% TO 8.62%            22.52% to 36.07%       (24.64%) to (20.14%)

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account H (formerly The Manufacturers Life Insurance Company of North America Separate
                                   Account A)

                    Notes to Financial Statements (continued)

6. CONDENSED FINANCIAL INFORMATION (CONTINUED)

                                                                 MID CAP STOCK TRUST A
                           -------------------------------------------------------------------------------------------------------
                                      2004                      2003                      2002                    2001
                           ------------------------- ------------------------- ------------------------ --------------------------
Units, beginning of period               13,462,623                11,484,771              10,524,971                  6,377,334
Units issued                              3,581,366                 4,480,710               5,366,072                  6,783,695
Units redeemed                           (3,850,249)               (2,502,858)             (4,406,272)                (2,636,058)
                           ------------------------  ------------------------  ----------------------   ------------------------

Units, end of period                     13,193,740                13,462,623              11,484,771                 10,524,971
                           ========================  ========================  ======================   ========================

Unit value                 $12.867467 TO $15.574551  $10.989664 to $13.308373  $7.849726 to $9.510684   $10.305876 to $12.492798

Net assets, end of period  $            173,906,340  $            151,615,593  $           92,119,372   $            109,651,843

Investment income ratio*                       0.00%                     0.00%                   0.00%                      0.00%

Expense ratio, lowest to
highest**                             0.45% TO 1.90%            0.45% to 1.90%          0.45% to 1.90%             0.45% to 1.90%

Total return, lowest to
highest***                          16.79% TO 18.50%          39.65% to 41.69%     (24.02%) to (22.91%)        (14.99%) to (0.06%)

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account H (formerly The Manufacturers Life Insurance Company of North America Separate
                                   Account A)

                    Notes to Financial Statements (continued)

6. CONDENSED FINANCIAL INFORMATION (CONTINUED)

                                                                 MID CAP STOCK TRUST B
                                    -------------------------------------------------------------------------------
                                              2004                        2003                      2002
                                    -------------------------  -------------------------  -------------------------
Units, beginning of period                         5,521,155                  1,814,896                         0
Units issued                                       5,818,673                  4,268,123                 1,914,105
Units redeemed                                    (4,516,026)                  (561,864)                  (99,209)
                                    ------------------------   ------------------------   -----------------------

Units, end of period                               6,823,802                  5,521,155                 1,814,896
                                    ========================   ========================   =======================

Unit value                          $15.651048 TO $18.257144   $13.399635 to $15.677910   $9.595389 to $10.181352

Net assets, end of period           $            111,075,900   $             76,987,939   $            18,160,532

Investment income ratio*                                0.00%                      0.00%                     0.00%

Expense ratio, lowest to highest**             0.45% TO 2.05%             0.45% to 2.05%            0.45% to 1.90%

Total return, lowest to highest***           16.33% TO 18.22%           25.34% to 41.33%       (23.24%) to (18.55%)

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account H (formerly The Manufacturers Life Insurance Company of North America Separate
                                   Account A)

                    Notes to Financial Statements (continued)

6. CONDENSED FINANCIAL INFORMATION (CONTINUED)

                                                              GLOBAL ALLOCATION TRUST A
                           ------------------------------------------------------------------------------------------------------
                                     2004                      2003                       2002                    2001
                           ------------------------- ------------------------ ------------------------ --------------------------
Units, beginning of period                5,563,193                6,658,019               6,662,814                  3,156,953
Units issued                              1,292,050                1,056,420               2,452,984                  5,959,643
Units redeemed                           (1,197,032)              (2,151,246)             (2,457,779)                (2,453,782)
                           ------------------------  -----------------------  ----------------------   ------------------------

Units, end of period                      5,658,211                5,563,193               6,658,019                  6,662,814
                           ========================  =======================  ======================   ========================

Unit value                 $10.621190 TO $12.187943  $9.578808 to $10.997305  $7.702576 to $8.847644   $10.197351 to $11.719158

Net assets, end of period  $             60,918,382  $            53,960,907  $           51,969,623   $             68,409,194

Investment income ratio*                       1.02%                    0.49%                   0.00%                      0.11%

Expense ratio, lowest to
highest**                             0.45% TO 1.90%           0.45% to 1.90%          0.45% to 1.90%             0.45% to 1.90%

Total return, lowest to
highest***                          10.60% TO 12.22%         24.05% to 25.86%     (24.65%) to (23.55%)        (17.43%) to (6.25%)

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account H (formerly The Manufacturers Life Insurance Company of North America Separate
                                   Account A)

                    Notes to Financial Statements (continued)

6. CONDENSED FINANCIAL INFORMATION (CONTINUED)

                                                               GLOBAL ALLOCATION TRUST B
                                    ------------------------------------------------------------------------------
                                              2004                       2003                      2002
                                    ------------------------  -------------------------  -------------------------
Units, beginning of period                        1,378,780                    513,126                         0
Units issued                                      3,659,713                  1,187,079                   537,476
Units redeemed                                   (1,620,319)                  (321,425)                  (24,350)
                                    -----------------------   ------------------------   -----------------------

Units, end of period                              3,418,174                  1,378,780                   513,126
                                    =======================   ========================   =======================

Unit value                          13.183540 TO $16.375187   $11.911549 to $14.839803   $9.575126 to $10.220929

Net assets, end of period           $            47,200,628   $             17,237,566   $             5,167,433

Investment income ratio*                               0.58%                      0.66%                     0.00%

Expense ratio, lowest to highest**            0.45% TO 2.05%             0.45% to 2.05%            0.45% to 1.90%

Total return, lowest to highest***          10.24% TO 12.02%           18.64% to 25.90%       (23.40%) to (18.23%)

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account H (formerly The Manufacturers Life Insurance Company of North America Separate
                                   Account A)

                    Notes to Financial Statements (continued)

6. CONDENSED FINANCIAL INFORMATION (CONTINUED)

                                                               DYNAMIC GROWTH TRUST A
                           ---------------------------------------------------------------------------------------------------
                                     2004                    2003                    2002                      2001
                           ------------------------ ----------------------- ------------------------ -------------------------
Units, beginning of period              24,252,656              15,608,826              18,901,811                13,662,750
Units issued                             2,210,665              16,880,063               9,383,010                13,245,995
Units redeemed                          (6,332,475)             (8,236,233)            (12,675,995)               (8,006,934)
                           -----------------------  ----------------------  ----------------------   -----------------------

Units, end of period                    20,130,846              24,252,656              15,608,826                18,901,811
                           =======================  ======================  ======================   =======================

Unit value                 $4.489166 TO $10.397356  $4.149140 to $9.614621  $3.269019 to $7.578932   $4.639280 to $10.761173

Net assets, end of period  $            99,317,799  $          110,270,036  $           53,527,836   $            90,279,435

Investment income ratio*                      0.00%                   0.00%                   0.00%                     0.18%

Expense ratio, lowest to
highest**                            0.45% TO 1.90%          0.45% to 1.90%          0.45% to 1.90%            0.45% to 1.90%

Total return, lowest to
highest***                           7.92% TO 9.50%        26.61% to 28.45%     (29.71%) to (28.68%)      (49.84%) to (13.91%)

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account H (formerly The Manufacturers Life Insurance Company of North America Separate
                                   Account A)

                    Notes to Financial Statements (continued)

6. CONDENSED FINANCIAL INFORMATION (CONTINUED)

                                                                  DYNAMIC GROWTH TRUST B
                                    -------------------------------------------------------------------------------
                                              2004                       2003                       2002
                                    -------------------------  -------------------------  -------------------------
Units, beginning of period                         3,026,235                    414,467                         0
Units issued                                       1,419,660                  3,175,306                   541,480
Units redeemed                                    (1,732,975)                  (563,538)                 (127,013)
                                    ------------------------   ------------------------   -----------------------

Units, end of period                               2,712,920                  3,026,235                   414,467
                                    ========================   ========================   =======================

Unit value                          $13.164527 TO $16.748775   $12.164875 to $15.523566   $9.578097 to $10.187105

Net assets, end of period           $             37,343,494   $             38,545,157   $             4,136,538

Investment income ratio*                                0.00%                      0.00%                     0.00%

Expense ratio, lowest to highest**             0.45% TO 2.05%             0.45% to 2.05%            0.45% to 1.90%

Total return, lowest to highest***             7.78% TO 9.53%           24.11% to 28.54%       (23.38%) to (18.50%)

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account H (formerly The Manufacturers Life Insurance Company of North America Separate
                                   Account A)

                    Notes to Financial Statements (continued)

6. CONDENSED FINANCIAL INFORMATION (CONTINUED)

                                                               INTERNATIONAL INDEX A
                           ----------------------------------------------------------------------------------------------------
                                  2004                      2003                    2002                      2001
                           ------------------------ ------------------------ ------------------------ -------------------------
Units, beginning of period               2,006,545                1,931,363               1,453,181                   716,237
Units issued                               365,836                1,262,954               4,313,408                 2,944,892
Units redeemed                          (2,372,381)              (1,187,772)             (3,835,226)               (2,207,948)
                           -----------------------  -----------------------  ----------------------   -----------------------

Units, end of period                             0                2,006,545               1,931,363                 1,453,181
                           =======================  =======================  ======================   =======================

Unit value                 $9.255356 TO $12.418804  $9.015303 to $12.099507  $6.933612 to $9.310304   $8.508168 to $11.430305

Net assets, end of period  $                     0  $            19,103,156  $           14,018,579   $            12,647,801

Investment income ratio*                      1.05%                    1.65%                   1.34%                     1.48%

Expense ratio, lowest to
highest**                            0.45% TO 1.90%           0.45% to 1.90%          0.45% to 1.90%            1.40% to 1.90%

Total return, lowest to
highest***                           2.54% TO 3.24%         29.70% to 31.59%     (18.71%) to (17.52%)       (23.76%) to (8.56%)

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account H (formerly The Manufacturers Life Insurance Company of North America Separate
                                   Account A)

                    Notes to Financial Statements (continued)

6. CONDENSED FINANCIAL INFORMATION (CONTINUED)

                                                                 INTERNATIONAL INDEX B
                                    -------------------------------------------------------------------------------
                                              2004                       2003                       2002
                                    ------------------------  -------------------------  --------------------------
Units, beginning of period                        1,203,704                    510,190                          0
Units issued                                        315,879                  5,012,757                  1,829,965
Units redeemed                                   (1,519,583)                (4,319,243)                (1,319,775)
                                    -----------------------   ------------------------   ------------------------

Units, end of period                                      0                  1,203,704                    510,190
                                    =======================   ========================   ========================

Unit value                          13.455027 TO $16.499765   $13.130435 to $16.105472   $10.128769 to $10.614836

Net assets, end of period           $                     0   $             16,053,942    $             5,222,713

Investment income ratio*                               1.10%                      2.66%                      2.90%

Expense ratio, lowest to highest**            0.45% TO 2.05%             0.45% to 2.05%             0.45% to 1.90%

Total return, lowest to highest***            2.40% TO 3.17%           28.76% to 31.53%        (18.97%) to (15.08%)

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account H (formerly The Manufacturers Life Insurance Company of North America Separate
                                   Account A)

                    Notes to Financial Statements (continued)

6. CONDENSED FINANCIAL INFORMATION (CONTINUED)

                                                             TOTAL STOCK MARKET INDEX TRUST A
                           -----------------------------------------------------------------------------------------------------
                                     2004                      2003                     2002                      2001
                           ------------------------- ------------------------ ------------------------ -------------------------
Units, beginning of period                3,675,461                3,104,717               2,570,261                 1,122,107
Units issued                                946,534                1,356,378               1,710,108                 2,025,166
Units redeemed                           (1,289,898)                (785,634)             (1,175,652)                 (577,012)
                           ------------------------  -----------------------  ----------------------   -----------------------

Units, end of period                      3,332,097                3,675,461               3,104,717                 2,570,261
                           ========================  =======================  ======================   =======================

Unit value                 $10.589961 TO $12.924053  $9.635326 to $11.764902  $7.503914 to $9.166981   $9.692272 to $11.846265

Net assets, end of period  $             36,324,080  $            36,557,181  $           23,957,518   $            25,221,354

Investment income ratio*                       0.62%                    0.00%                   0.93%                     1.12%

Expense ratio, lowest to
highest**                             0.45% TO 1.90%           0.45% to 1.90%          0.45% to 1.90%            1.40% to 1.90%

Total return, lowest to
highest***                           9.63% TO 11.24%         28.08% to 29.95%     (22.77%) to (21.64%)       (15.96%) to (5.23%)

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account H (formerly The Manufacturers Life Insurance Company of North America Separate
                                   Account A)

                    Notes to Financial Statements (continued)

6. CONDENSED FINANCIAL INFORMATION (CONTINUED)

                                                                     TOTAL STOCK MARKET INDEX TRUST B
                                     -----------------------------------------------------------------------------------------
                                               2004                           2003                            2002
                                     -------------------------       -------------------------       -------------------------
Units, beginning of period                          1,978,859                         581,294                              0
Units issued                                        1,591,734                       1,587,181                        642,480
Units redeemed                                     (1,440,537)                       (189,616)                       (61,186)
                                     ------------------------        ------------------------        -----------------------

Units, end of period                                2,130,056                       1,978,859                        581,294
                                     ========================        ========================        =======================

Unit value                           $13.795381 TO $16.618356        $12.568032 to $15.185445        $9.804582 to $10.288626

Net assets, end of period            $             30,315,688        $             25,617,437        $             5,875,456

Investment income ratio*                                 0.46%                           0.00%                          2.43%

Expense ratio, lowest to highest**              0.45% TO 2.05%                  0.45% to 2.05%                 0.45% to 1.90%

Total return, lowest to highest***             9.33% TO 11.09%                21.40% to 29.73%            (21.56%) to (17.69%)

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account H (formerly The Manufacturers Life Insurance Company of North America Separate
                                   Account A)

                    Notes to Financial Statements (continued)

6. CONDENSED FINANCIAL INFORMATION (CONTINUED)

                                                                      500 INDEX TRUST A
                           ---------------------------------------------------------------------------------------------------------
                                      2004                      2003                       2002                        2001
                           -------------------------   ------------------------  ------------------------  -------------------------
Units, beginning
 of period                               20,233,923                 19,500,395               15,691,810                  5,632,076
Units issued                              4,153,455                  7,802,132               12,114,968                 13,508,548
Units redeemed                           (6,064,458)                (7,068,604)              (8,306,383)                (3,448,814)
                           ------------------------    -----------------------   ----------------------    -----------------------

Units, end of period                     18,322,920                 20,233,923               19,500,395                 15,691,810
                           ========================    =======================   ======================    =======================

Unit value                 $10.028854 TO $12.233328    $9.247369 to $11.285714   $7.344179 to $8.967490    $9.637624 to $11.773758

Net assets, end of period  $            189,375,291    $           192,606,324   $          147,402,795    $           153,940,008

Investment income ratio*                       0.92%                      0.90%                    0.00%                      1.09%

Expense ratio,
 lowest to highest**                  0.45% TO 1.90%             0.45% to 1.90%           0.45% to 1.90%             0.45% to 1.90%

Total return, lowest
 to highest***                        8.18% TO 9.76%           25.60% to 27.43%      (23.99%) to (22.88%)        (16.55%) to (5.81%)

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account H (formerly The Manufacturers Life Insurance Company of North America Separate
                                   Account A)

                    Notes to Financial Statements (continued)

a6. CONDENSED FINANCIAL INFORMATION (CONTINUED)

                                                                           500 INDEX TRUST B
                                         ---------------------------------------------------------------------------------------
                                                   2004                           2003                           2002
                                         -------------------------      -------------------------      -------------------------
Units, beginning of period                              8,139,230                      3,593,515                             0
Units issued                                            5,615,328                      5,842,301                     4,454,135
Units redeemed                                         (4,493,867)                    (1,296,586)                     (860,620)
                                         ------------------------       ------------------------       -----------------------

Units, end of period                                    9,260,691                      8,139,230                     3,593,515
                                         ========================       ========================       =======================

Unit value                               $13.124674 TO $16.078200       $12.130947 to $14.905604       $9.652858 to $10.294172

Net assets, end of period                $            126,997,429       $            103,375,900       $            36,399,639

Investment income ratio*                                     0.67%                          1.32%                         0.00%

Expense ratio, lowest to highest**                  0.45% TO 2.05%                 0.45% to 2.05%                0.45% to 1.90%

Total return, lowest to highest***                  7.76% TO 9.50%               19.17% to 27.19%           (22.78%) to (17.65%)

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account H (formerly The Manufacturers Life Insurance Company of North America Separate
                                   Account A)

                    Notes to Financial Statements (continued)

6. CONDENSED FINANCIAL INFORMATION (CONTINUED)

                                                                        MID CAP INDEX TRUST A
                          ----------------------------------------------------------------------------------------------------------
                                    2004                       2003                       2002                       2001
                          -------------------------  -------------------------  ------------------------  --------------------------
Units, beginning
 of period                               4,755,446                  4,685,525                 2,946,366                  1,030,569
Units issued                             1,088,666                  1,605,030                 4,518,532                  3,509,583
Units redeemed                          (1,583,865)                (1,535,109)               (2,779,373)                (1,593,786)
                          ------------------------   ------------------------   -----------------------   ------------------------

Units, end of period                     4,260,247                  4,755,446                 4,685,525                  2,946,366
                          ========================   ========================   =======================   ========================

Unit value                $14.884878 TO $17.042134   $13.084939 to $14.779952   $9.900179 to $11.032915   $11.881892 to $12.858949

Net assets, end of period $             68,148,405   $             66,752,299   $            49,682,577   $             37,531,220

Investment income ratio*                      0.37%                      0.00%                     0.48%                      0.88%

Expense ratio, lowest
 to highest**                        0.45% TO 1.90%             0.45% to 1.90%            0.45% to 1.90%             1.40% to 1.90%

Total return, lowest
 to highest***                     13.64% TO 15.31%           32.04% to 33.96%       (16.76%) to (15.54%)         (4.94%) to (1.46%)

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account H (formerly The Manufacturers Life Insurance Company of North America Separate
                                   Account A)

                    Notes to Financial Statements (continued)

6. CONDENSED FINANCIAL INFORMATION (CONTINUED)

                                                                             MID CAP INDEX TRUST B
                                               ------------------------------------------------------------------------------------
                                                          2004                       2003                           2002
                                               -------------------------    -------------------------     -------------------------
Units, beginning of period                                    2,913,063                    1,207,667                            0
Units issued                                                  2,584,395                    2,008,594                    1,306,932
Units redeemed                                               (2,020,439)                    (303,198)                     (99,265)
                                               ------------------------     ------------------------      -----------------------

Units, end of period                                          3,477,019                    2,913,063                    1,207,667
                                               ========================     ========================      =======================

Unit value                                     $14.925609 TO $18.032040     $13.154235 to $15.899955      $9.980766 to $10.446948

Net assets, end of period                      $             52,902,429     $             38,917,810      $            12,159,284

Investment income ratio*                                           0.24%                        0.00%                        1.16%

Expense ratio, lowest to highest**                        0.45% TO 2.05%               0.45% to 2.05%               0.45% to 1.90%

Total return, lowest to highest***                      13.30% TO 15.13%             27.12% to 33.72%          (20.15%) to (16.42%)

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account H (formerly The Manufacturers Life Insurance Company of North America Separate
                                   Account A)

                    Notes to Financial Statements (continued)

6. CONDENSED FINANCIAL INFORMATION (CONTINUED)

                                                                         SMALL CAP INDEX TRUST A
                           ---------------------------------------------------------------------------------------------------------
                                     2004                       2003                      2002                      2001
                           -------------------------   ------------------------  -----------------------   -------------------------
Units, beginning
 of period                                4,257,585                  3,204,639                2,180,584                     484,101
Units issued                              1,145,518                  2,536,305                3,042,320                   3,221,674
Units redeemed                           (2,086,269)                (1,483,359)              (2,018,265)                 (1,525,191)
                           ------------------------    -----------------------   ----------------------    ------------------------

Units, end of period                      3,316,834                  4,257,585                3,204,639                   2,180,584
                           ========================    =======================   ======================    ========================

Unit value                 $12.500000 TO $15.868313    $12.50000 to $13.757234   $8.926733 to $12.50000    $11.557294 to $12.432687

Net assets, end of period  $             49,870,620    $            55,344,083   $           29,030,279    $             25,404,652

Investment income ratio*                       0.33%                      0.00%                    0.78%                       2.50%

Expense ratio, lowest
 to highest**                         0.45% TO 1.90%             0.45% to 1.90%           0.45% to 1.90%              1.40% to 1.90%

Total return, lowest
 to highest***                      15.11% TO 16.80%           43.05% to 45.13%      (22.95%) to (21.83%)           (4.89%) to 0.08%

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account H (formerly The Manufacturers Life Insurance Company of North America Separate
                                   Account A)

                    Notes to Financial Statements (continued)

6. CONDENSED FINANCIAL INFORMATION (CONTINUED)

                                                                        SMALL CAP INDEX TRUST B
                                         -------------------------------------------------------------------------------------
                                                   2004                           2003                          2002
                                         -------------------------     -------------------------      ------------------------
Units, beginning of period                              2,547,096                       965,858                            0
Units issued                                            2,307,819                     2,048,792                    1,043,986
Units redeemed                                         (1,853,214)                     (467,554)                     (78,128)
                                         ------------------------      ------------------------       ----------------------

Units, end of period                                    3,001,701                     2,547,096                      965,858
                                         ========================      ========================       ======================

Unit value                               $15.528002 TO $19.201669      $13.511860 to $16.716921       $9.475320 to $9.810708

Net assets, end of period                $             47,579,642      $             34,874,227       $            9,220,840

Investment income ratio*                                     0.19%                         0.00%                        2.03%

Expense ratio, lowest to highest**                  0.45% TO 2.05%                0.45% to 2.05%               0.45% to 1.90%

Total return, lowest to highest***                14.75% TO 16.60%              33.65% to 44.68%          (24.20%) to (21.51%)

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account H (formerly The Manufacturers Life Insurance Company of North America Separate
                                   Account A)

                    Notes to Financial Statements (continued)

6. CONDENSED FINANCIAL INFORMATION (CONTINUED)

                                                                CAPITAL APPRECIATION TRUST A
                           --------------------------------------------------------------------------------------------------------
                                    2004                      2003                         2002                     2001
                           ------------------------  ------------------------    -----------------------  -------------------------
Units, beginning
 of period                               5,307,928                 5,316,986                  3,007,088                    78,393
Units issued                             1,320,101                 1,407,210                  3,440,920                 4,487,092
Units redeemed                          (1,899,605)               (1,416,268)                (1,131,022)               (1,558,397)
                           -----------------------   -----------------------     ----------------------   -----------------------

Units, end of period                     4,728,424                 5,307,928                  5,316,986                 3,007,088
                           =======================   =======================     ======================   =======================

Unit value                 $8.171240 TO $11.075538   $7.606320 to $10.304647     $5.978615 to $8.095466   $8.769024 to $11.867934

Net assets, end of period  $            40,611,702   $            42,404,216     $           33,398,913   $            27,008,052

Investment income ratio*                      0.00%                     0.00%                      0.00%                     0.00%

Expense ratio, lowest
 to highest**                        0.45% TO 1.90%            0.45% to 1.90%             0.45% to 1.90%            1.40% to 1.90%

Total return, lowest
 to highest***                       7.27% TO 8.84%          27.04% to 28.89%       (31.92%) to (30.93%)        (24.64%) to (5.06%)

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account H (formerly The Manufacturers Life Insurance Company of North America Separate
                                   Account A)

                    Notes to Financial Statements (continued)

6. CONDENSED FINANCIAL INFORMATION (CONTINUED)

                                                                    CAPITAL APPRECIATION TRUST B
                                        ------------------------------------------------------------------------------------
                                                   2004                         2003                          2002
                                        -------------------------     -------------------------     ------------------------
Units, beginning of period                             2,922,667                     1,394,685                           0
Units issued                                           1,733,072                     1,967,451                   1,491,217
Units redeemed                                        (1,689,017)                     (439,469)                    (96,532)
                                        ------------------------      ------------------------      ----------------------

Units, end of period                                   2,966,722                     2,922,667                   1,394,685
                                        ========================      ========================      ======================

Unit value                              $11.951649 TO $15.918119      $11.124546 to $14.861154      $8.742892 to $9.623666

Net assets, end of period               $             38,036,117      $             34,921,858      $           13,117,154

Investment income ratio*                                    0.00%                         0.00%                       0.00%

Expense ratio, lowest to highest**                 0.45% TO 2.05%                0.45% to 2.05%              0.45% to 1.90%

Total return, lowest to highest***                 7.01% TO 8.74%              18.81% to 28.77%         (30.06%) to (23.01%)

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account H (formerly The Manufacturers Life Insurance Company of North America Separate
                                   Account A)

                    Notes to Financial Statements (continued)

6. CONDENSED FINANCIAL INFORMATION (CONTINUED)

                                                                    HEALTH SCIENCES TRUST A
                            --------------------------------------------------------------------------------------------------------
                                       2004                      2003                      2002                      2001
                            -------------------------  -------------------------- ------------------------ -------------------------
Units, beginning
 of period                                 5,750,566                  5,117,228                3,324,618                          0
Units issued                               2,227,201                  2,461,329                4,043,663                  4,275,340
Units redeemed                            (2,489,874)                (1,827,991)              (2,251,053)                  (950,722)
                            ------------------------   ------------------------   ----------------------   ------------------------

Units, end of period                       5,487,893                  5,750,566                5,117,228                  3,324,618
                            ========================   ========================   ======================   ========================

Unit value                  $14.227479 TO $15.220514   $12.575813 to $13.259362   $9.409123 to $9.777931   $13.180193 to $13.499140

Net assets, end of period   $             80,167,104   $             73,963,540   $           49,049,222   $             44,538,109

Investment income ratio*                        0.00%                      0.00%                    0.00%                      0.00%

Expense ratio, lowest
 to highest**                          0.45% TO 1.90%             0.45% to 1.90%           0.45% to 1.90%             0.45% to 1.90%

Total return, lowest
  to highest***                      13.13% TO 14.79%           33.66% to 35.61%      (28.61%) to (27.57%)            5.44% to 7.99%

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account H (formerly The Manufacturers Life Insurance Company of North America Separate
                                   Account A)

                    Notes to Financial Statements (continued)

6. CONDENSED FINANCIAL INFORMATION (CONTINUED)

                                                                                 HEALTH SCIENCES TRUST B
                                              ------------------------------------------------------------------------------------
                                                        2004                         2003                           2002
                                              -------------------------    -------------------------     -------------------------
Units, beginning of period                                   3,616,825                    1,477,964                            0
Units issued                                                 4,029,100                    2,545,167                    1,557,193
Units redeemed                                              (3,128,870)                    (406,306)                     (79,229)
                                              ------------------------     ------------------------      -----------------------

Units, end of period                                         4,517,055                    3,616,825                    1,477,964
                                              ========================     ========================      =======================

Unit value                                    $14.424059 TO $16.925244     $12.746949 to $15.002379      $9.534743 to $10.700725

Net assets, end of period                     $             70,754,265     $             50,184,197      $            15,331,070

Investment income ratio*                                          0.00%                        0.00%                        0.00%

Expense ratio, lowest to highest**                       0.45% TO 2.05%               0.45% to 2.05%               0.45% to 1.90%

Total return, lowest to highest***                     12.70% TO 14.53%             19.94% to 35.30%          (23.72%) to (14.39%)

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account H (formerly The Manufacturers Life Insurance Company of North America Separate
                                   Account A)

                    Notes to Financial Statements (continued)

6. CONDENSED FINANCIAL INFORMATION (CONTINUED)


                                                                     FINANCIAL SERVICES TRUST A
                            --------------------------------------------------------------------------------------------------------
                                       2004                       2003                        2002                     2001
                            -------------------------  -------------------------  -----------------------  -------------------------
Units, beginning
 of period                                 3,423,874                  3,369,781                1,848,318                          0
Units issued                                 869,468                    949,719                2,940,962                  2,591,755
Units redeemed                            (1,284,720)                  (895,626)              (1,419,499)                  (743,437)
                            ------------------------   ------------------------   ----------------------   ------------------------

Units, end of period                       3,008,622                  3,423,874                3,369,781                  1,848,318
                            ========================   ========================   ======================   ========================

Unit value                  $13.183353 TO $13.853969   $12.161199 to $12.608019   $9.269250 to $9.538791   $11.493242 to $11.815615

Net assets, end of period   $             40,133,368   $             42,022,538   $           31,448,879   $             21,300,332

Investment income ratio*                        0.36%                      0.18%                    0.00%                      0.05%

Expense ratio, lowest
 to highest**                          0.45% TO 1.90%             0.45% to 1.90%           0.45% to 1.90%             1.40% to 1.90%

Total return, lowest
 to highest***                         8.30% TO 9.88%           31.07% to 32.98%     (19.43%) to (18.25%)         (8.05%) to (5.48%)

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account H (formerly The Manufacturers Life Insurance Company of North America Separate
                                   Account A)

                    Notes to Financial Statements (continued)

6. CONDENSED FINANCIAL INFORMATION (CONTINUED)

                                                                   FINANCIAL SERVICES TRUST B
                                        ----------------------------------------------------------------------------------
                                                   2004                       2003                          2002
                                        -------------------------   -------------------------    -------------------------
Units, beginning of period                             2,493,124                   1,142,101                            0
Units issued                                           1,957,333                   1,610,549                    1,193,705
Units redeemed                                        (1,782,336)                   (259,526)                     (51,604)
                                        ------------------------    ------------------------     ------------------------

Units, end of period                                   2,668,121                   2,493,124                    1,142,101
                                        ========================    ========================     ========================

Unit value                              $14.446232 TO $16.890066    $13.374740 to $15.645153     $10.218222 to $10.347728

Net assets, end of period               $             39,011,644    $             33,639,298     $             11,720,517

Investment income ratio*                                    0.24%                       0.30%                        0.00%

Expense ratio, lowest to highest**                 0.45% TO 2.05%              0.45% to 2.05%               0.45% to 1.90%

Total return, lowest to highest***                 7.85% TO 9.59%            25.08% to 32.80%          (18.25%) to (17.22%)

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account H (formerly The Manufacturers Life Insurance Company of North America Separate
                                   Account A)

                    Notes to Financial Statements (continued)

6. CONDENSED FINANCIAL INFORMATION (CONTINUED)

                                                                  QUANTITATIVE MID CAP TRUST A
                           ---------------------------------------------------------------------------------------------------------
                                  2004                           2003                       2002                     2001
                           -------------------------  -------------------------  ------------------------ --------------------------
Units, beginning
 of period                                  902,610                    884,890                  427,784                          0
Units issued                                699,843                    363,857                  803,847                    518,788
Units redeemed                             (502,432)                  (346,137)                (346,741)                   (91,004)
                           ------------------------   ------------------------   ----------------------   ------------------------

Units, end of period                      1,100,021                    902,610                  884,890                    427,784
                           ========================   ========================   ======================   ========================

Unit value                 $12.092684 TO $13.307899   $10.416388 to $11.451664   $7.655645 to $8.408113   $10.077137 to $11.056543

Net assets, end of period  $             13,542,613   $              9,549,894   $            6,865,094   $              4,331,032

Investment income ratio*                       0.00%                     0.00%                    0.00%                       0.00%

Expense ratio, lowest
 to highest**                         0.45% TO 1.90%             0.45% to 1.90%           0.45% to 1.90%             1.40% to 1.90%

Total return, lowest
 to highest***                      15.98% TO 17.67%           35.93% to 37.91%      (24.11%) to (23.00%)       (19.38%) to (11.55%)

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account H (formerly The Manufacturers Life Insurance Company of North America Separate
                                   Account A)

                    Notes to Financial Statements (continued)

6. CONDENSED FINANCIAL INFORMATION (CONTINUED)

                                                                       QUANTITATIVE MID CAP TRUST B
                                            -----------------------------------------------------------------------------------
                                                      2004                         2003                          2002
                                            -------------------------   -------------------------      ------------------------
Units, beginning of period                                   504,810                     211,807                            0
Units issued                                                 663,710                     375,846                      224,084
Units redeemed                                              (460,889)                    (82,843)                     (12,277)
                                            ------------------------    ------------------------       ----------------------

Units, end of period                                         707,631                     504,810                      211,807
                                            ========================    ========================       ======================

Unit value                                  $15.305359 TO $18.146146    $13.199297 to $15.696317       $9.700786 to $9.941092

Net assets, end of period                   $             11,010,392    $              6,766,184       $            2,085,920

Investment income ratio*                                        0.00%                       0.00%                        0.00%

Expense ratio, lowest to highest**                     0.45% TO 2.05%              0.45% to 2.05%               0.45% to 1.90%

Total return, lowest to highest***                   15.49% TO 17.36%            25.49% to 37.70%          (22.39%) to (20.47%)

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account H (formerly The Manufacturers Life Insurance Company of North America Separate
                                   Account A)

                    Notes to Financial Statements (continued)

6. CONDENSED FINANCIAL INFORMATION (CONTINUED)

                                                                   STRATEGIC GROWTH TRUST A
                           -------------------------  -----------------------------------------------------------------------------
                                     2004                       2003                     2002                      2001
                           -------------------------  ------------------------  -----------------------  --------------------------
Units, beginning
 of period                                5,490,579                 6,214,843                4,091,308                          0
Units issued                                926,128                 1,163,948                3,934,189                  4,703,515
Units redeemed                           (1,797,500)               (1,888,212)              (1,810,654)                  (612,207)
                           ------------------------   -----------------------   ----------------------   ------------------------

Units, end of period                      4,619,207                 5,490,579                6,214,843                  4,091,308
                           ========================   =======================   ======================   ========================

Unit value                 $10.033502 TO $10.899006   $9.587257 to $10.403829   $7.694426 to $8.341450   $10.887341 to $11.791031

Net assets, end of period  $             47,260,869   $            53,518,186   $           48,489,729   $             44,775,968

Investment income ratio*                       0.00%                     0.00%                    0.00%                      0.00%

Expense ratio, lowest
 to highest**                         0.45% TO 1.90%            0.45% to 1.90%           0.45% to 1.90%             0.45% to 1.90%

Total return, lowest
 to highest***                        4.55% TO 6.08%          24.48% to 26.29%     (29.40%) to (28.36%)         (12.90%) to (5.67%)

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account H (formerly The Manufacturers Life Insurance Company of North America Separate
                                   Account A)

                    Notes to Financial Statements (continued)

6. CONDENSED FINANCIAL INFORMATION (CONTINUED)

                                                                         STRATEGIC GROWTH TRUST B
                                           ----------------------------------------------------------------------------------------
                                                    2004                             2003                          2002
                                           -------------------------     -------------------------        -------------------------
Units, beginning of period                                2,514,808                     1,267,094                               0
Units issued                                              1,458,826                     1,507,339                       1,344,714
Units redeemed                                           (1,345,652)                     (259,625)                        (77,620)
                                           ------------------------      ------------------------         -----------------------

Units, end of period                                      2,627,982                     2,514,808                       1,267,094
                                           ========================      ========================         =======================

Unit value                                 $12.069021 TO $15.138225      $11.545878 to $14.525660         $9.270921 to $10.448321

Net assets, end of period                  $             34,735,748      $             31,746,699         $            12,855,216

Investment income ratio*                                       0.00%                         0.00%                           0.00%

Expense ratio, lowest to highest**                    0.45% TO 2.05%                0.45% to 2.05%                  0.45% to 1.90%

Total return, lowest to highest***                    4.11% TO 5.80%              16.13% to 26.04%             (25.83%) to (16.41%)

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account H (formerly The Manufacturers Life Insurance Company of North America Separate
                                   Account A)

                    Notes to Financial Statements (continued)

6. CONDENSED FINANCIAL INFORMATION (CONTINUED)

                                                                     ALL CAP VALUE TRUST A
                           ---------------------------------------------------------------------------------------------------------
                                      2004                      2003                       2002                     2001
                           -------------------------  -------------------------   -----------------------  -------------------------
Units, beginning
 of period                                4,535,380                  2,965,864                 1,490,795                          0
Units issued                              2,128,577                  3,170,307                 3,185,746                  2,033,229
Units redeemed                           (1,746,513)                (1,600,791)               (1,710,677)                  (542,434)
                           ------------------------   ------------------------    ----------------------   ------------------------

Units, end of period                      4,917,444                  4,535,380                 2,965,864                  1,490,795
                           ========================   ========================    ======================   ========================

Unit value                 $13.667960 TO $14.363222   $12.001723 to $12.442718    $8.831587 to $9.033519   $12.460579 to $12.553231

Net assets, end of period  $             67,923,997   $             54,842,568    $           26,319,806   $             18,612,296

Investment income ratio*                       0.32%                      0.06%                     0.00%                      0.04%

Expense ratio, lowest
 to highest**                         0.45% TO 1.90%             0.45% to 1.90%            0.45% to 1.90%             1.40% to 1.90%

Total return, lowest
 to highest***                      13.77% TO 15.43%           35.76% to 37.74%      (29.19%) to (28.16%)           (0.32%) to 0.43%

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account H (formerly The Manufacturers Life Insurance Company of North America Separate
                                   Account A)

                    Notes to Financial Statements (continued)

6. CONDENSED FINANCIAL INFORMATION (CONTINUED)

                                                                      ALL CAP VALUE TRUST B
                                      -------------------------------------------------------------------------------------
                                                2004                          2003                          2002
                                      -------------------------     -------------------------      ------------------------
Units, beginning of period                           2,646,621                       694,057                            0
Units issued                                         4,028,605                     2,255,105                      787,764
Units redeemed                                      (2,549,086)                     (302,541)                     (93,707)
                                      ------------------------      ------------------------       ----------------------

Units, end of period                                 4,126,140                     2,646,621                      694,057
                                      ========================      ========================       ======================

Unit value                            $13.725754 TO $17.279130      $12.051359 to $15.216943       $8.867339 to $9.733648

Net assets, end of period             $             60,281,019      $             34,137,963       $            6,606,814

Investment income ratio*                                  0.20%                         0.12%                        0.00%

Expense ratio, lowest to highest**               0.45% TO 2.05%                0.45% to 2.05%               0.45% to 1.90%

Total return, lowest to highest***             13.44% TO 15.27%              21.66% to 37.55%          (29.06%) to (22.13%)

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account H (formerly The Manufacturers Life Insurance Company of North America Separate
                                   Account A)

                    Notes to Financial Statements (continued)

6. CONDENSED FINANCIAL INFORMATION (CONTINUED)

                                                                   STRATEGIC VALUE TRUST A
                            --------------------------------------------------------------------------------------------------------
                                       2004                     2003                      2002                      2001
                            -------------------------  ------------------------  -----------------------  --------------------------
Units, beginning
 of period                                 3,372,951                 3,696,921                2,681,025                          0
Units issued                               1,459,612                   950,490                2,279,701                  2,850,412
Units redeemed                            (1,748,270)               (1,274,460)              (1,263,805)                  (169,387)
                            ------------------------   -----------------------   ----------------------   ------------------------

Units, end of period                       3,084,293                 3,372,951                3,696,921                  2,681,025
                            ========================   =======================   ======================   ========================

Unit value                  $11.077918 TO $12.159321   $9.560347 to $10.483095   $7.558594 to $8.279854   $10.571147 to $11.568273

Net assets, end of period   $             34,828,290   $            32,780,038   $           28,348,130   $             28,445,090

Investment income ratio*                        0.34%                     0.02%                    0.00%                      0.00%

Expense ratio, lowest
 to highest**                          0.45% TO 1.90%            0.45% to 1.90%           0.45% to 1.90%             1.40% to 1.90%

Total return, lowest
 to highest***                       15.76% TO 17.45%          26.36% to 28.20%     (28.57%) to (27.52%)         (15.43%) to (7.45%)

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account H (formerly The Manufacturers Life Insurance Company of North America Separate
                                   Account A)

                    Notes to Financial Statements (continued)

6. CONDENSED FINANCIAL INFORMATION (CONTINUED)

                                                                           STRATEGIC VALUE TRUST B
                                         -----------------------------------------------------------------------------------------
                                                   2004                             2003                         2002
                                         -------------------------         -------------------------      ------------------------
Units, beginning of period                              1,437,699                           564,306                            0
Units issued                                            1,511,937                         1,057,338                      590,864
Units redeemed                                         (1,159,024)                         (183,945)                     (26,558)
                                         ------------------------          ------------------------       ----------------------

Units, end of period                                    1,790,612                         1,437,699                      564,306
                                         ========================          ========================       ======================

Unit value                               $13.676015 TO $17.278918          $11.804094 to $14.958761       $9.325864 to $9.884967

Net assets, end of period                $             25,435,936          $             17,658,604       $            5,487,662

Investment income ratio*                                     0.24%                             0.11%                        0.00%

Expense ratio, lowest to highest**                  0.45% TO 2.05%                    0.45% to 2.05%               0.45% to 1.90%

Total return, lowest to highest***                15.39% TO 17.26%                  19.59% to 28.10%          (25.39%) to (20.92%)

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account H (formerly The Manufacturers Life Insurance Company of North America Separate
                                   Account A)

                    Notes to Financial Statements (continued)

6. CONDENSED FINANCIAL INFORMATION (CONTINUED)

                                                                     UTILITIES TRUST A
                           --------------------------------------------------------------------------------------------------------
                                     2004                     2003                        2002                     2001
                           -------------------------  ------------------------   ------------------------ -------------------------
Units, beginning
 of period                                2,783,928                 2,405,485                 1,662,099                         0
Units issued                              1,772,165                 1,656,904                 1,737,008                 1,846,094
Units redeemed                           (1,176,261)               (1,278,461)                 (993,622)                 (183,995)
                           ------------------------   -----------------------    ----------------------   -----------------------

Units, end of period                      3,379,832                 2,783,928                 2,405,485                 1,662,099
                           ========================   =======================    ======================   =======================

Unit value                 $11.645930 TO $13.425966   $9.162056 to $10.551871    $6.934069 to $7.977953   $9.234447 to $10.614010

Net assets, end of period  $             40,070,655   $            25,917,966    $           16,927,283   $            15,443,876

Investment income ratio*                       0.85%                     1.17%                     0.01%                     0.94%

Expense ratio, lowest
 to highest**                         0.45% TO 1.90%            0.45% to 1.90%            0.45% to 1.90%            1.40% to 1.90%

Total return, lowest
 to highest***                      26.98% TO 28.84%          32.00% to 33.92%       (24.99%) to (23.89%)      (26.12%) to (15.09%)

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account H (formerly The Manufacturers Life Insurance Company of North America Separate
                                   Account A)

                    Notes to Financial Statements (continued)

6. CONDENSED FINANCIAL INFORMATION (CONTINUED)

                                                                        UTILITIES TRUST B
                                       ----------------------------------------------------------------------------------------
                                                  2004                          2003                           2002
                                       -------------------------     -------------------------       --------------------------
Units, beginning of period                            1,379,511                       602,846                               0
Units issued                                          1,843,966                     1,019,043                         642,772
Units redeemed                                       (1,279,174)                     (242,378)                        (39,926)
                                       ------------------------      ------------------------        ------------------------

Units, end of period                                  1,944,303                     1,379,511                         602,846
                                       ========================      ========================        ========================

Unit value                             $16.807837 TO $19.047878      $13.222661 to $15.030005        $10.012642 to $10.952499

Net assets, end of period              $             34,697,150      $             19,355,929        $              6,414,433

Investment income ratio*                                   0.63%                         1.49%                           0.00%

Expense ratio, lowest to highest**                0.45% TO 2.05%                0.45% to 2.05%                  0.45% to 1.90%

Total return, lowest to highest***              26.61% TO 28.65%              20.16% to 33.65%             (19.90%) to (12.38%)

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account H (formerly The Manufacturers Life Insurance Company of North America Separate
                                   Account A)

                    Notes to Financial Statements (continued)

6. CONDENSED FINANCIAL INFORMATION (CONTINUED)

                                                                    MID CAP VALUE TRUST A
                          --------------------------------------------------------------------------------------------------------
                                   2004                        2003                      2002                     2001
                          ------------------------- ------------------------- -------------------------- -------------------------
Units, beginning
 of period                              13,081,721                13,412,921                 5,472,993                          0
Units issued                             4,232,248                 5,004,204                12,133,178                  6,029,159
Units redeemed                          (3,588,329)               (5,335,404)               (4,193,250)                  (556,166)
                          ------------------------  ------------------------  ------------------------   ------------------------

Units, end of period                    13,725,640                13,081,721                13,412,921                  5,472,993
                          ========================  ========================  ========================   ========================

Unit value                $17.183136 TO $18.056979  $14.057453 to $14.573841  $11.417401 to $11.678238   $12.932106 to $13.049955

Net assets, end of period $            238,327,202  $            185,295,774  $            153,879,553   $             70,920,450

Investment income ratio*                      0.47%                     0.41%                     0.00%                      0.49%

Expense ratio, lowest
 to highest**                        0.45% TO 1.90%           0.45% to 1.90%             0.45% to 1.90%             0.45% to 1.90%

Total return, lowest
 to highest***                     22.11% TO 23.90%          23.00% to 24.79%       (11.80%) to (10.51%)            3.46% to 4.40%

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account H (formerly The Manufacturers Life Insurance Company of North America Separate
                                   Account A)

                    Notes to Financial Statements (continued)

6. CONDENSED FINANCIAL INFORMATION (CONTINUED)

                                                                     MID CAP VALUE TRUST B
                                       --------------------------------------------------------------------------------------
                                                2004                          2003                          2002
                                       -------------------------    -------------------------      --------------------------
Units, beginning of period                           10,325,946                    5,026,567                              0
Units issued                                          9,581,368                    6,236,058                      5,296,863
Units redeemed                                       (6,618,977)                    (936,679)                      (270,296)
                                       ------------------------     ------------------------       ------------------------

Units, end of period                                 13,288,331                   10,325,946                      5,026,567
                                       ========================     ========================       ========================

Unit value                             $16.190566 TO $19.012002     $13.284836 to $15.607730       $10.819828 to $11.425215

Net assets, end of period              $            219,967,602     $            139,572,333       $              54,988,401

Investment income ratio*                                   0.32%                        0.54%                          0.00%

Expense ratio, lowest to highest**                0.45% TO 2.05%               0.45% to 2.05%                 0.45% to 1.90%

Total return, lowest to highest***              21.69% TO 23.66%             22.78% to 25.03%             (13.44%) to (8.60%)

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account H (formerly The Manufacturers Life Insurance Company of North America Separate
                                   Account A)

                    Notes to Financial Statements (continued)

6. CONDENSED FINANCIAL INFORMATION (CONTINUED)

                                                       FUNDAMENTAL VALUE TRUST A
                            ----------------------------------------------------------------------------  ------------------------
                                      2004                        2003                     2002                     2001
                            ------------------------   ------------------------  ----------------------   ------------------------
Units, beginning of period                13,199,378                 13,514,874               7,753,409                          0
Units issued                               3,318,976                  2,295,081               8,580,308                  8,181,898
Units redeemed                            (3,146,693)                (2,610,577)             (2,818,843)                  (428,489)
                            ------------------------   ------------------------  ----------------------   ------------------------

Units, end of period                      13,371,661                 13,199,378              13,514,874                  7,753,409
                            ========================   ========================  ======================   ========================

Unit value                  $13.354405 TO $14.033624   $12.162388 to $12.694757  $9.537531 to $9.945065   $11.588922 to $12.072032

Net assets, end of period   $            181,040,982   $            162,347,218  $          130,027,860   $             90,187,236

Investment income ratio*                        0.46%                      0.28%                   0.10%                      0.00%

Expense ratio, lowest to
highest**                              0.45% TO 1.90%             0.45% to 1.90%          0.45% to 1.90%             0.45% to 1.90%

Total return, lowest to
highest***                            9.69% TO 11.30%           27.39% to 29.25%     (17.78%) to (16.58%)         (7.29%) to (3.42%)

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account H (formerly The Manufacturers Life Insurance Company of North America Separate
                                   Account A)

                    Notes to Financial Statements (continued)

6. CONDENSED FINANCIAL INFORMATION (CONTINUED)

                                                               FUNDAMENTAL VALUE TRUST B
                                     ------------------------------------------------------------------------------
                                               2004                        2003                       2002
                                     ------------------------   ------------------------   ------------------------
Units, beginning of period                          8,508,595                  4,058,964                          0
Units issued                                        9,323,689                  5,010,895                  4,200,434
Units redeemed                                     (5,910,534)                  (561,264)                  (141,470)
                                     ------------------------   ------------------------   ------------------------

Units, end of period                               11,921,750                  8,508,595                  4,058,964

                                     ========================   ========================   ========================

Unit value                           $14.647175 TO $16.815903   $13.395703 to $15.386843   $10.536441 to $10.634130

Net assets, end of period            $            176,399,399   $            114,784,432   $             42,897,307

Investment income ratio*                                 0.31%                      0.38%                      0.00%

Expense ratio, lowest to highest**              0.45% TO 2.05%             0.45% to 2.05%             0.45% to 1.90%

Total return, lowest to highest***             9.18% TO 10.94%           23.01% to 28.99%        (15.71%) to (14.93%)

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account H (formerly The Manufacturers Life Insurance Company of North America Separate
                                   Account A)

                    Notes to Financial Statements (continued)

6. CONDENSED FINANCIAL INFORMATION (CONTINUED)

                                                   EMERGING GROWTH TRUST B
                                     ----------------------------------------------------
                                                2004                       2003
                                     ------------------------   -------------------------
Units, beginning of period                            232,343                          0
Units issued                                          912,644                    331,546
Units redeemed                                       (671,619)                   (99,203)
                                     ------------------------   ------------------------

Units, end of period                                  473,368                    232,343
                                     ========================   ========================

Unit value                           $16.837596 TO $17.290406   $16.116569 to $16.286591

Net assets, end of period            $              8,036,550   $              3,757,839

Investment income ratio*                                 0.00%                      0.00%

Expense ratio, lowest to highest**              0.45% TO 2.05%             0.45% to 2.05%

Total return, lowest to highest***              4.47% TO 6.16%           28.93% to 30.29%

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account H (formerly The Manufacturers Life Insurance Company of North America Separate
                                   Account A)

                    Notes to Financial Statements (continued)

6. CONDENSED FINANCIAL INFORMATION (CONTINUED)

                                                  NATURAL RESOURCES TRUST B
                                     ----------------------------------------------------
                                                2004                       2003
                                     ------------------------   -------------------------
Units, beginning of period                          1,515,413                          0
Units issued                                        5,544,565                  1,721,831
Units redeemed                                     (3,190,222)                  (206,418)
                                     ------------------------   ------------------------

Units, end of period                                3,869,756                  1,515,413
                                     ========================   ========================

Unit value                           $21.558188 TO $22.137598   $17.739809 to $17.926997

Net assets, end of period            $             84,076,012   $             26,966,539

Investment income ratio*                                 0.05%                      0.00%

Expense ratio, lowest to highest**              0.45% TO 2.05%             0.45% to 2.05%

Total return, lowest to highest***            21.52% TO 23.49%           41.87% to 43.42%

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account H (formerly The Manufacturers Life Insurance Company of North America Separate
                                   Account A)

                    Notes to Financial Statements (continued)

6. CONDENSED FINANCIAL INFORMATION (CONTINUED)

                                                     MID CAP CORE TRUST B
                                     ----------------------------------------------------
                                                2004                       2003
                                     ------------------------   -------------------------
Units, beginning of period                          1,074,394                          0
Units issued                                        2,691,329                  1,123,292
Units redeemed                                     (1,626,817)                   (48,898)
                                     ------------------------   ------------------------

Units, end of period                                2,138,906                  1,074,394
                                     ========================   ========================

Unit value                           $16.878461 TO $17.332496   $15.095447 to $15.254859

Net assets, end of period            $             36,390,057   $             16,268,884

Investment income ratio*                                 0.00%                      0.00%

Expense ratio, lowest to highest**              0.45% TO 2.05%             0.45% to 2.05%

Total return, lowest to highest***            11.81% TO 13.62%           20.76% to 22.04%

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account H (formerly The Manufacturers Life Insurance Company of North America Separate
                                   Account A)

                    Notes to Financial Statements (continued)

6. CONDENSED FINANCIAL INFORMATION (CONTINUED)

                                                 QUANTITATIVE ALL CAP TRUST B
                                     ----------------------------------------------------
                                                2004                       2003
                                     ------------------------   -------------------------
Units, beginning of period                             38,027                          0
Units issued                                          199,152                     40,053
Units redeemed                                       (113,247)                    (2,026)
                                     ------------------------   ------------------------

Units, end of period                                  123,932                     38,027
                                     ========================   ========================

Unit value                           $17.233077 TO $17.696580   $15.339873 to $15.501820

Net assets, end of period            $              2,151,762   $                585,046

Investment income ratio*                                 0.89%                      0.00%

Expense ratio, lowest to highest**              0.45% TO 2.05%             0.45% to 2.05%

Total return, lowest to highest***            12.34% TO 14.16%           22.28% to 24.01%

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account H (formerly The Manufacturers Life Insurance Company of North America Separate
                                   Account A)

                    Notes to Financial Statements (continued)

6. CONDENSED FINANCIAL INFORMATION (CONTINUED)

                                                   LARGE CAP VALUE TRUST B
                                     ---------------------------------------------------
                                                2004                       2003
                                     ------------------------   ------------------------
Units, beginning of period                            356,796                          0
Units issued                                        3,229,488                    504,139
Units redeemed                                     (1,719,807)                  (147,343)
                                     ------------------------   ------------------------

Units, end of period                                1,866,477                    356,796
                                     ========================   ========================

Unit value                           $18.719780 TO $19.223148   $15.722930 to $15.888873

Net assets, end of period            $             35,227,543   $              5,627,747

Investment income ratio*                                 0.80%                      0.00%

Expense ratio, lowest to highest**              0.45% TO 2.05%             0.45% to 2.05%

Total return, lowest to highest***            19.06% TO 20.99%           25.54% to 27.11%

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account H (formerly The Manufacturers Life Insurance Company of North America Separate
                                   Account A)

                    Notes to Financial Statements (continued)

6. CONDENSED FINANCIAL INFORMATION (CONTINUED)

                                               SMALL CAP OPPORTUNITIES TRUST B
                                     ---------------------------------------------------
                                                2004                       2003
                                     ------------------------   ------------------------
Units, beginning of period                            861,634                          0
Units issued                                        2,161,531                    946,956
Units redeemed                                     (1,569,140)                   (85,322)
                                     ------------------------   ------------------------

Units, end of period                                1,454,025                    861,634
                                     ========================   ========================

Unit value                           $21.201227 TO $21.771180   $17.246575 to $17.428487

Net assets, end of period            $             31,064,407   $             14,904,275

Investment income ratio*                                 0.05%                      0.00%

Expense ratio, lowest to highest**              0.45% TO 2.05%             0.45% to 2.05%

Total return, lowest to highest***            22.93% TO 24.92%           37.81% to 39.43%

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account H (formerly The Manufacturers Life Insurance Company of North America Separate
                                   Account A)

                    Notes to Financial Statements (continued)

6.  CONDENSED FINANCIAL INFORMATION (CONTINUED)

                                                    SPECIAL VALUE TRUST B
                                     ----------------------------------------------------
                                                2004                       2003
                                     ------------------------   -------------------------
Units, beginning of period                            121,717                          0
Units issued                                          689,971                    156,879
Units redeemed                                       (430,146)                   (35,162)
                                     ------------------------   -------------------------

Units, end of period                                  381,542                    121,717
                                     ========================   ========================

Unit value                           $18.318383 TO $18.810991   $15.588845 to $15.753409

Net assets, end of period            $              7,044,658   $              1,903,124

Investment income ratio*                                 0.00%                      0.00%

Expense ratio, lowest to highest**              0.45% TO 2.05%             0.45% to 2.05%

Total return, lowest to highest***            17.51% TO 19.41%           24.71% to 26.03%

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account H (formerly The Manufacturers Life Insurance Company of North America Separate
                                   Account A)

                    Notes to Financial Statements (continued)

6. CONDENSED FINANCIAL INFORMATION (CONTINUED)

                                                    REAL RETURN BOND TRUST B
                                     ----------------------------------------------------
                                                2004                       2003
                                     ------------------------   -------------------------
Units, beginning of period                          4,934,219                          0
Units issued                                       11,782,761                  5,981,698
Units redeemed                                     (7,648,515)                (1,047,479)
                                     ------------------------   ------------------------

Units, end of period                                9,068,465                  4,934,219
                                     ========================   ========================

Unit value                           $13.766871 TO $14.137482   $12.924535 to $13.061280

Net assets, end of period            $            125,768,922   $             63,957,704

Investment income ratio*                                 0.28%                      0.00%

Expense ratio, lowest to highest**              0.45% TO 2.05%             0.45% to 2.05%

Total return, lowest to highest***              6.52% TO 8.24%             2.46% to 4.49%

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account H (formerly The Manufacturers Life Insurance Company of North America Separate
                                   Account A)

                    Notes to Financial Statements (continued)

6. CONDENSED FINANCIAL INFORMATION (CONTINUED)

                                               GREAT COMPANIES AMERICA TRUST B
                                     ----------------------------------------------------
                                                2004                       2003
                                     ------------------------   -------------------------
Units, beginning of period                             39,774                          0
Units issued                                           60,722                     41,017
Units redeemed                                        (79,535)                    (1,243)
                                     ------------------------   ------------------------

Units, end of period                                   20,961                     39,774
                                     ========================   ========================

Unit value                           $13.855506 TO $14.171708   $13.892531 to $13.983394

Net assets, end of period            $                292,248   $                553,555

Investment income ratio*                                 0.00%                      0.00%

Expense ratio, lowest to highest**              0.45% TO 2.05%             0.45% to 2.05%

Total return, lowest to highest***            (0.27%) TO 1.35%           11.14% to 11.87%

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account H (formerly The Manufacturers Life Insurance Company of North America Separate
                                   Account A)

                    Notes to Financial Statements (continued)

6. CONDENSED FINANCIAL INFORMATION (CONTINUED)

                                                AMERICAN INTERNATIONAL TRUST B
                                     ----------------------------------------------------
                                                2004                       2003
                                     ------------------------   -------------------------
Units, beginning of period                          3,751,895                          0
Units issued                                       19,570,059                  4,335,560
Units redeemed                                     (8,531,831)                  (583,665)
                                     ------------------------   ------------------------

Units, end of period                               14,790,123                  3,751,895
                                     ========================   ========================

Unit value                           $19.121188 TO $19.635294   $16.437377 to $16.610885

Net assets, end of period            $            284,895,624   $             61,859,052

Investment income ratio*                                 0.29%                      0.00%

Expense ratio, lowest to highest**              0.45% TO 2.05%             0.45% to 2.05%

Total return, lowest to highest***            16.33% TO 18.21%           30.62% to 32.89%

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account H (formerly The Manufacturers Life Insurance Company of North America Separate
                                   Account A)

                    Notes to Financial Statements (continued)

6. CONDENSED FINANCIAL INFORMATION (CONTINUED)

                                                   AMERICAN GROWTH TRUST B
                                     ----------------------------------------------------
                                                2004                       2003
                                     ------------------------   -------------------------
Units, beginning of period                         16,805,110                          0
Units issued                                       43,931,981                 17,406,701
Units redeemed                                    (21,575,006)                  (601,591)
                                     ------------------------   ------------------------

Units, end of period                               39,162,085                 16,805,110
                                     ========================   ========================

Unit value                           $16.669113 TO $17.117467   $15.204047 to $15.364552

Net assets, end of period            $            657,625,297   $            256,281,247

Investment income ratio*                                 0.00%                      0.00%

Expense ratio, lowest to highest**              0.45% TO 2.05%             0.45% to 2.05%

Total return, lowest to highest***             9.64% TO 11.41%           21.63% to 22.92%

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account H (formerly The Manufacturers Life Insurance Company of North America Separate
                                   Account A)

                    Notes to Financial Statements (continued)

6. CONDENSED FINANCIAL INFORMATION (CONTINUED)

                                          AMERICAN BLUE-CHIP INCOME & GROWTH TRUST B
                                     ----------------------------------------------------
                                                2004                       2003
                                     ------------------------   -------------------------
Units, beginning of period                          5,501,544                          0
Units issued                                       10,451,243                  5,669,861
Units redeemed                                     (6,034,436)                  (168,317)
                                     ------------------------   ------------------------

Units, end of period                                9,918,351                  5,501,544
                                     ========================   ========================

Unit value                           $16.286664 TO $16.724703   $15.233642 to $15.394465

Net assets, end of period            $            162,746,850   $             84,056,664

Investment income ratio*                                 0.00%                      0.00%

Expense ratio, lowest to highest**              0.45% TO 2.05%             0.45% to 2.05%

Total return, lowest to highest***              6.91% TO 8.64%           21.73% to 23.16%

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account H (formerly The Manufacturers Life Insurance Company of North America Separate
                                   Account A)

                    Notes to Financial Statements (continued)

6. CONDENSED FINANCIAL INFORMATION (CONTINUED)

                                                AMERICAN GROWTH-INCOME TRUST B
                                     ----------------------------------------------------
                                                2004                       2003
                                     ------------------------   -------------------------
Units, beginning of period                         11,245,767                          0
Units issued                                       37,581,104                 11,585,190
Units redeemed                                    (17,603,537)                  (339,423)
                                     ------------------------   ------------------------

Units, end of period                               31,223,334                 11,245,767
                                     ========================   ========================

Unit value                           $16.486348 TO $16.929780   $15.322435 to $15.484195

Net assets, end of period            $            518,556,403   $            172,840,512

Investment income ratio*                                 0.22%                      0.00%

Expense ratio, lowest to highest**              0.45% TO 2.05%             0.45% to 2.05%

Total return, lowest to highest***              7.60% TO 9.34%           22.15% to 23.87%

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account H (formerly The Manufacturers Life Insurance Company of North America Separate
                                   Account A)

                    Notes to Financial Statements (continued)

6.    CONDENSED FINANCIAL INFORMATION (CONTINUED)

                                         AMERICAN CENTURY -        PIMCO VIT ALL ASSET
                                           SMALL COMPANY               PORTFOLIO                 CORE EQUITY
                                      ------------------------  ------------------------  ------------------------
                                                  2004                    2004                        2004
                                      ------------------------  ------------------------  ------------------------
Units, beginning of period                                   0                         0                         0
Units issued                                           717,871                 1,908,343                 3,177,175
Units redeemed                                        (266,967)                 (757,444)               (1,233,772)
                                      ------------------------  ------------------------  ------------------------

Units, end of period                                   450,904                 1,150,899                 1,943,403
                                      ========================  ========================  ========================

Unit value                            $15.004776 TO $15.164719  $13.811900 TO $13.959146  $14.018233 TO $14.167683

Net assets, end of period             $              6,787,917  $             15,951,082  $             27,320,430

Investment income ratio*                                  0.00%                     4.61%                     0.00%

Expense ratio, lowest to highest**               0.45% TO 2.05%            0.45% TO 2.05%            0.45% TO 2.05%

Total return, lowest to highest***             20.04% TO 21.32%          10.50% TO 11.67%          12.15% TO 13.34%

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account H (formerly The Manufacturers Life Insurance Company of North America Separate
                                   Account A)

                    Notes to Financial Statements (continued)

6.    CONDENSED FINANCIAL INFORMATION (CONTINUED)

                                             CLASSIC VALUE         QUANTITATIVE VALUE     US GLOBAL LEADERS GROWTH
                                      ------------------------  ------------------------  ------------------------
                                                 2004                     2004                     2004
                                      ------------------------  ------------------------  ------------------------
Units, beginning of period                                   0                         0                         0
Units issued                                           948,479                    69,919                   414,927
Units redeemed                                        (398,539)                  (35,244)                 (152,747)
                                      ------------------------  ------------------------  ------------------------

Units, end of period                                   549,940                    34,675                   262,180
                                      ========================  ========================  ========================

Unit value                            $13.709034 TO $13.855191  $14.462180 TO $14.616340  $13.032206 TO $13.171171

Net assets, end of period             $              7,562,872  $                503,290  $              3,426,175

Investment income ratio*                                  0.28%                     0.00%                     0.58%

Expense ratio, lowest to highest**               0.45% TO 2.05%            0.45% TO 2.05%            0.45% TO 2.05%

Total return, lowest to highest***              9.67% TO 10.84%          15.70% TO 16.93%            4.26% TO 5.37%

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account H (formerly The Manufacturers Life Insurance Company of North America Separate
                                   Account A)

                    Notes to Financial Statements (continued)

6.    CONDENSED FINANCIAL INFORMATION (CONTINUED)

                                                                 JOHN HANCOCK VST INTL'     JOHN HANCOCK VST INTL'
                                          STRATEGIC INCOME         EQ INDEX TRUST A            EQ INDEX TRUST B
                                      ------------------------  ------------------------   ------------------------
                                                 2004                    2004                       2004
                                      ------------------------  ------------------------   ------------------------
Units, beginning of period                                   0                         0                          0
Units issued                                           841,876                 1,911,249                  2,473,991
Units redeemed                                        (326,932)                 (331,504)                  (884,184)
                                      ------------------------  ------------------------   ------------------------

Units, end of period                                   514,944                 1,579,745                  1,589,807
                                      ========================  ========================   ========================

Unit value                            $13.424880 TO $13.568000   14.620416 TO $14.761597   $14.582668 TO $14.738133

Net assets, end of period             $              6,934,148  $             23,155,070   $             23,245,061

Investment income ratio*                                  2.70%                     0.49%                      0.37%

Expense ratio, lowest to highest**               0.45% TO 2.05%            0.45% TO 1.90%             0.45% TO 2.05%

Total return, lowest to highest***               7.40% TO 8.54%          16.96% TO 18.09%           16.66% TO 17.91%

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account H (formerly The Manufacturers Life Insurance Company of North America Separate
                                   Account A)

                    Notes to Financial Statements (continued)

6.  CONDENSED FINANCIAL INFORMATION (CONTINUED)

                                                             SCUDDER 21ST CENTURY GROWTH TRUST B
                                      ----------------------------------------------------------------------------
                                                 2004                      2003                      2002
                                      ------------------------  ------------------------  ------------------------
Units, beginning of period                             305,221                    11,722                         0
Units issued                                           210,937                   315,264                    11,768
Units redeemed                                        (163,966)                  (21,765)                      (46)
                                      ------------------------  ------------------------  ------------------------

Units, end of period                                   352,192                   305,221                    11,722
                                      ========================  ========================  ========================

Unit value                            $16.171374 TO $19.163946  $14.926068 to $17.573287  $13.651655 to $13.667541

Net assets, end of period             $              6,675,546  $              5,338,000  $                160,185

Investment income ratio*                                  0.00%                     0.00%                     0.00%

Expense ratio, lowest to highest**               1.40% TO 2.05%            1.40% to 2.05%            1.40% to 1.90%

Total return, lowest to highest***               8.34% TO 9.05%          19.41% to 28.58%            9.21% to 9.34%

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account H (formerly The Manufacturers Life Insurance Company of North America Separate
                                   Account A)

                    Notes to Financial Statements (continued)

6.    CONDENSED FINANCIAL INFORMATION (CONTINUED)

                                                           SCUDDER CAPITAL GROWTH TRUST B
                                      ----------------------------------------------------------------------------
                                                2004                      2003                      2002
                                      -----------------------   ------------------------  ------------------------
Units, beginning of period                            770,599                     33,637                         0
Units issued                                          348,903                    796,945                    33,649
Units redeemed                                        (88,754)                   (59,983)                      (12)
                                      -----------------------   ------------------------  ------------------------

Units, end of period                                1,030,748                    770,599                    33,637
                                      =======================   ========================  ========================

Unit value                            $15.315471 TO 18.089923   $14.535228 to $17.056831  $13.656079 to $13.671980

Net assets, end of period             $            18,533,852   $             13,098,059  $                459,792

Investment income ratio*                                 0.17%                      0.13%                     0.00%

Expense ratio, lowest to highest**              1.40% TO 2.05%             1.40% to 2.05%            1.40% to 1.90%

Total return, lowest to highest***              5.37% TO 6.06%           16.28% to 24.76%            9.25% to 9.38%

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account H (formerly The Manufacturers Life Insurance Company of North America Separate
                                   Account A)

                    Notes to Financial Statements (continued)

6.    CONDENSED FINANCIAL INFORMATION (CONTINUED)

                                                          SCUDDER GLOBAL DISCOVERY TRUST B
                                      ----------------------------------------------------------------------------
                                                  2004                     2003                    2002
                                      ------------------------  ------------------------  ------------------------
Units, beginning of period                             312,008                     9,992                         0
Units issued                                           294,899                   330,022                    10,008
Units redeemed                                         (55,913)                  (28,006)                      (16)
                                      ------------------------  ------------------------  ------------------------

Units, end of period                                   550,994                   312,008                     9,992
                                      ========================  ========================  ========================

Unit value                            $20.632821 TO $25.524943  $17.105940 to $21.024402  $14.314791 to $14.331432

Net assets, end of period             $             13,912,135  $              6,486,947  $                143,147

Investment income ratio*                                  0.00%                     0.00%                     0.00%

Expense ratio, lowest to highest**               1.40% TO 2.05%            1.40% to 2.05%            1.40% to 1.90%

Total return, lowest to highest***             20.62% TO 21.41%          36.85% to 46.70%          14.52% to 14.65%

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account H (formerly The Manufacturers Life Insurance Company of North America Separate
                                   Account A)

                    Notes to Financial Statements (continued)

6.  CONDENSED FINANCIAL INFORMATION (CONTINUED)

                                                            SCUDDER GROWTH & INCOME TRUST B
                                      ----------------------------------------------------------------------------
                                                  2004                      2003                     2002
                                      ------------------------  ------------------------  ------------------------
Units, beginning of period                             523,189                    21,020                         0
Units issued                                           563,191                   542,400                    21,020
Units redeemed                                        (177,558)                  (40,231)                        0
                                      ------------------------  ------------------------  ------------------------

Units, end of period                                   908,822                   523,189                    21,020
                                      ========================  ========================  ========================

Unit value                            $15.778530 TO $18.472602  $14.671334 to $17.064795  $13.658976 to $13.674880

Net assets, end of period             $             16,632,572  $              8,843,843  $                287,330

Investment income ratio*                                  0.47%                     0.56%                     0.00%

Expense ratio, lowest to highest**               1.40% TO 2.05%            1.40% to 2.05%            1.40% to 1.90%

Total return, lowest to highest***               7.55% TO 8.25%          17.37% to 24.79%            9.27% to 9.40%

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account H (formerly The Manufacturers Life Insurance Company of North America Separate
                                   Account A)

                    Notes to Financial Statements (continued)

6.    CONDENSED FINANCIAL INFORMATION (CONTINUED)

                                                          SCUDDER HEALTH SCIENCES TRUST B
                                      ----------------------------------------------------------------------------
                                                 2004                       2003                    2002
                                      ------------------------  ------------------------  ------------------------
Units, beginning of period                             547,903                    24,517                         0
Units issued                                           325,344                   557,024                    24,546
Units redeemed                                         (78,450)                  (33,638)                      (29)
                                      ------------------------  ------------------------  ------------------------

Units, end of period                                   794,797                   547,903                    24,517
                                      ========================  ========================  ========================

Unit value                            $15.882498 TO $18.427791  $14.851180 to $17.119230  $13.016994 to $13.032160

Net assets, end of period             $             14,542,149  $              9,317,711  $                319,405

Investment income ratio*                                  0.00%                     0.00%                     0.00%

Expense ratio, lowest to highest**               1.40% TO 2.05%            1.40% to 2.05%            1.40% to 1.90%

Total return, lowest to highest***               6.94% TO 7.64%          18.81% to 31.36%            4.14% to 4.26%

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account H (formerly The Manufacturers Life Insurance Company of North America Separate
                                   Account A)

                    Notes to Financial Statements (continued)

6.    CONDENSED FINANCIAL INFORMATION (CONTINUED)

                                                             SCUDDER INTERNATIONAL TRUST B
                                      ----------------------------------------------------------------------------
                                                 2004                      2003                    2002
                                      ------------------------  ------------------------  ------------------------
Units, beginning of period                             677,382                    41,198                         0
Units issued                                           822,209                   693,148                    43,594
Units redeemed                                        (111,871)                  (56,964)                   (2,396)
                                      ------------------------  ------------------------  ------------------------

Units, end of period                                 1,387,720                   677,382                    41,198
                                      ========================  ========================  ========================

Unit value                            $17.886306 TO $19.230024  $15.706761 to $16.777081  $13.326481 to $13.341991

Net assets, end of period             $             26,512,699  $             11,323,108  $                549,487

Investment income ratio*                                  0.88%                     0.42%                     0.00%

Expense ratio, lowest to highest**               1.40% TO 2.05%            1.40% to 2.05%            1.40% to 1.90%

Total return, lowest to highest***             13.88% TO 14.62%          25.12% to 25.82%            6.61% to 6.74%

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account H (formerly The Manufacturers Life Insurance Company of North America Separate
                                   Account A)

                    Notes to Financial Statements (continued)

6.    CONDENSED FINANCIAL INFORMATION (CONTINUED)

                                                           SCUDDER AGGRESSIVE GROWTH TRUST B
                                      ----------------------------------------------------------------------------
                                                  2004                     2003                     2002
                                      ------------------------  ------------------------  ------------------------
Units, beginning of period                             145,895                     5,538                         0
Units issued                                            74,793                   160,631                     5,545
Units redeemed                                         (16,697)                  (20,274)                       (7)
                                      ------------------------  ------------------------  ------------------------

Units, end of period                                   203,991                   145,895                     5,538
                                      ========================  ========================  ========================

Unit value                            $15.354185 TO $19.806314  $15.127128 to $19.386626  $14.717109 to $14.734222

Net assets, end of period             $              3,992,682  $              2,799,825  $                 81,574

Investment income ratio*                                  0.00%                     0.00%                     0.00%

Expense ratio, lowest to highest**               1.40% TO 2.05%            1.40% to 2.05%            1.40% to 1.90%

Total return, lowest to highest***               1.50% TO 2.16%          21.02% to 31.58%          17.74% to 17.87%

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account H (formerly The Manufacturers Life Insurance Company of North America Separate
                                   Account A)

                    Notes to Financial Statements (continued)

6. CONDENSED FINANCIAL INFORMATION (CONTINUED)

                                                               SCUDDER BLUE CHIP TRUST B
                                    ------------------------------------------------------------------------------
                                               2004                      2003                     2002
                                    ------------------------   ------------------------   ------------------------
Units, beginning of period                           831,134                     28,345                          0
Units issued                                         612,626                    828,691                     28,345
Units redeemed                                       (89,856)                   (25,902)                         0
                                    ------------------------   ------------------------   ------------------------

Units, end of period                               1,353,904                    831,134                     28,345
                                    ========================   ========================   ========================

Unit value                          $16.983992 TO $19.204489   $15.002953 to $16.854301   $13.467503 to $13.483188

Net assets, end of period                         25,841,316   $             13,944,698   $                382,093

Investment income ratio*                                0.22%                      0.14%                      0.00%

Expense ratio, lowest to highest**             1.40% TO 2.05%             1.40% to 2.05%             1.40% to 1.90%

Total return, lowest to highest***           13.20% TO 13.94%           20.02% to 25.00%             7.74% to 7.87%

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account H (formerly The Manufacturers Life Insurance Company of North America Separate
                                   Account A)

                    Notes to Financial Statements (continued)

6. CONDENSED FINANCIAL INFORMATION (CONTINUED)

                                                                    SCUDDER CONTARIAN VALUE TRUST B
                                    ------------------------------------------------------------------------------
                                              2004                       2003                       2002
                                    ------------------------   ------------------------   ------------------------
Units, beginning of period                           798,535                     35,962                          0
Units issued                                         823,302                    792,070                     35,973
Units redeemed                                      (157,894)                   (29,497)                       (11)
                                    ------------------------   ------------------------   ------------------------

Units, end of period                               1,463,943                    798,535                     35,962
                                    ========================   ========================   ========================

Unit value                          $16.631297 TO $19.739537   $15.482726 to $18.256976   $13.989593 to $14.005872

Net assets, end of period           $             28,666,689   $             14,514,037   $                503,424

Investment income ratio*                                0.96%                      0.75%                      0.00%

Expense ratio, lowest to highest**             1.40% TO 2.05%             1.40% to 2.05%             1.40% to 1.90%

Total return, lowest to highest***             7.42% TO 8.12%           23.86% to 30.35%           11.92% to 12.05%

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account H (formerly The Manufacturers Life Insurance Company of North America Separate
                                   Account A)

                    Notes to Financial Statements (continued)

6. CONDENSED FINANCIAL INFORMATION (CONTINUED)

                                                              SCUDDER GLOBAL BLUE CHIP TRUST B
                                    ------------------------------------------------------------------------------
                                              2004                       2003                       2002
                                    ------------------------   ------------------------   ------------------------
Units, beginning of period                           291,910                     14,519                          0
Units issued                                         137,008                    295,543                     14,544
Units redeemed                                       (22,073)                   (18,152)                       (25)
                                    ------------------------   ------------------------   ------------------------

Units, end of period                                 406,845                    291,910                     14,519
                                    ========================   ========================   ========================

Unit value                          $17.767782 TO $19.535703   $15.863150 to $17.328288   $13.610021 to $13.625858

Net assets, end of period           $              7,907,748   $              5,041,675   $                197,818

Investment income ratio*                                0.67%                      0.06%                      0.00%

Expense ratio, lowest to highest**             1.40% TO 2.05%             1.40% to 2.05%             1.40% to 1.90%

Total return, lowest to highest***           12.01% TO 12.74%           26.54% to 27.17%             8.88% to 9.01%

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account H (formerly The Manufacturers Life Insurance Company of North America Separate
                                   Account A)

                    Notes to Financial Statements (continued)

6. CONDENSED FINANCIAL INFORMATION (CONTINUED)

                                                         SCUDDER GOVERNMENT SECURITIES TRUST B
                                    ------------------------------------------------------------------------------
                                               2004                     2003                         2002
                                    ------------------------   ------------------------   ------------------------
Units, beginning of period                         2,715,378                    213,945                          0
Units issued                                       1,616,487                  4,921,859                    216,284
Units redeemed                                    (1,184,552)                (2,420,426)                    (2,339)
                                    ------------------------   ------------------------   ------------------------

Units, end of period                               3,147,313                  2,715,378                    213,945
                                    ========================   ========================   ========================

Unit value                          $12.598247 TO $12.911981   $12.441999 to $12.668989   $12.602109 to $12.616785

Net assets, end of period           $             40,458,550   $             34,318,343   $              2,698,159

Investment income ratio*                                2.23%                      2.48%                      0.00%

Expense ratio, lowest to highest**             1.40% TO 2.05%             1.40% to 2.05%             1.40% to 1.90%

Total return, lowest to highest***             1.26% TO 1.92%           (0.46%) to 0.41%             0.82% to 0.93%

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account H (formerly The Manufacturers Life Insurance Company of North America Separate
                                   Account A)

                    Notes to Financial Statements (continued)

6. CONDENSED FINANCIAL INFORMATION (CONTINUED)

                                                             SCUDDER GROWTH TRUST B
                                    ------------------------------------------------------------------------------
                                              2004                        2003                      2002
                                    ------------------------   ------------------------   ------------------------
Units, beginning of period                           352,677                      9,501                          0
Units issued                                         387,972                    382,687                      9,507
Units redeemed                                       (44,526)                   (39,511)                        (6)
                                    ------------------------   ------------------------   ------------------------

Units, end of period                                 696,123                    352,677                      9,501
                                    ========================   ========================   ========================

Unit value                          $14.663956 TO $17.303433   $14.286326 to $16.748311   $13.659883 to $13.675788

Net assets, end of period           $             11,936,090   $              5,862,383   $                129,834

Investment income ratio*                                0.00%                      0.00%                      0.00%

Expense ratio, lowest to highest**             1.40% TO 2.05%             1.40% to 2.05%             1.40% to 1.90%

Total return, lowest to highest***             2.64% TO 3.31%           14.29% to 22.47%             9.28% to 9.41%

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account H (formerly The Manufacturers Life Insurance Company of North America Separate
                                   Account A)

                    Notes to Financial Statements (continued)

6. CONDENSED FINANCIAL INFORMATION (CONTINUED)

                                                               SCUDDER HIGH INCOME TRUST B
                                    ------------------------------------------------------------------------------
                                                2004                      2003                      2002
                                    ------------------------   ------------------------   ------------------------
Units, beginning of period                         1,951,343                     73,196                          0
Units issued                                         883,826                  2,106,247                     75,768
Units redeemed                                      (403,854)                  (228,100)                    (2,572)
                                    ------------------------   ------------------------   ------------------------

Units, end of period                               2,431,315                  1,951,343                     73,196
                                    ========================   ========================   ========================

Unit value                          $15.143753 TO $17.975333   $13.792324 to $16.264897   $13.270938 to $13.286385

Net assets, end of period           $             43,290,320   $             31,510,877   $                972,071

Investment income ratio*                                6.57%                      3.70%                      0.00%

Expense ratio, lowest to highest**             1.40% TO 2.05%             1.40% to 2.05%             1.40% to 1.90%

Total return, lowest to highest***           9.80% TO $10.52%           10.34% to 22.42%             6.17% to 6.29%

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account H (formerly The Manufacturers Life Insurance Company of North America Separate
                                   Account A)

                    Notes to Financial Statements (continued)

6. CONDENSED FINANCIAL INFORMATION (CONTINUED)

                                                         SCUDDER INTERNATIONAL SELECT EQUITY TRUST B
                                    ------------------------------------------------------------------------------
                                              2004                      2003                        2002
                                    ------------------------   ------------------------   ------------------------
Units, beginning of period                           857,325                     23,770                          0
Units issued                                         685,592                    874,995                     23,833
Units redeemed                                      (104,575)                   (41,440)                       (63)
                                    ------------------------   ------------------------   ------------------------

Units, end of period                               1,438,342                    857,325                     23,770
                                    ========================   ========================   ========================

Unit value                          $18.550479 TO $20.096540   $16.069136 to $17.295376   $13.535953 to $13.551701

Net assets, end of period           $             28,733,996   $             14,774,360   $                322,043

Investment income ratio*                                0.57%                      0.59%                      0.00%

Expense ratio, lowest to highest**             1.40% TO 2.05%             1.40% to 2.05%             1.40% to 1.90%

Total return, lowest to highest***           15.44% TO 16.20%           26.99% to 28.72%             8.29% to 8.41%

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account H (formerly The Manufacturers Life Insurance Company of North America Separate
                                   Account A)

                    Notes to Financial Statements (continued)

6.  CONDENSED FINANCIAL INFORMATION (CONTINUED)

                                                               SCUDDER FIXED INCOME TRUST B
                                    ------------------------------------------------------------------------------
                                               2004                      2003                        2002
                                    ------------------------   ------------------------   ------------------------
Units, beginning of period                         3,043,756                    120,555                          0
Units issued                                       2,620,963                  3,388,234                    121,410
Units redeemed                                      (605,616)                  (465,033)                      (855)
                                    ------------------------   ------------------------   ------------------------

Units, end of period                               5,059,103                  3,043,756                    120,555
                                    ========================   ========================   ========================

Unit value                          $12.863403 TO $13.425361   $12.613118 to $13.078606   $12.645718 to $12.660448

Net assets, end of period           $             67,586,089   $             39,706,413   $              1,525,858

Investment income ratio*                                2.65%                      1.74%                      0.00%

Expense ratio, lowest to highest**             1.40% TO 2.05%             1.40% to 2.05%             1.40% to 1.90%

Total return, lowest to highest***             1.98% TO 2.65%             0.90% to 3.30%             1.17% to 1.28%

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account H (formerly The Manufacturers Life Insurance Company of North America Separate
                                   Account A)

                    Notes to Financial Statements (continued)

6. CONDENSED FINANCIAL INFORMATION (CONTINUED)

                                                           SCUDDER MONEY MARKET TRUST B
                                    ------------------------------------------------------------------------------
                                             2004                        2003                      2002
                                    ------------------------   ------------------------   ------------------------
Units, beginning of period                         3,757,682                    214,724                          0
Units issued                                       3,156,324                  6,168,615                    266,585
Units redeemed                                    (4,453,569)                (2,625,657)                   (51,861)
                                    ------------------------   ------------------------   ------------------------

Units, end of period                               2,460,437                  3,757,682                    214,724
                                    ========================   ========================   ========================

Unit value                          $12.127139 TO $12.263477   $12.295779 to $12.371821   $12.479151 to $12.493692

Net assets, end of period           $             30,041,701   $             46,360,033   $              2,680,650

Investment income ratio*                                0.46%                      0.29%                      0.19%

Expense ratio, lowest to highest**             1.40% TO 2.05%             1.40% to 2.05%             1.40% to 1.90%

Total return, lowest to highest***          (1.52%) TO (0.88%)         (1.47%) to (0.98%)         (0.17%) to (0.05%)

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account H (formerly The Manufacturers Life Insurance Company of North America Separate
                                   Account A)

                    Notes to Financial Statements (continued)

6. CONDENSED FINANCIAL INFORMATION (CONTINUED)

                                                           SCUDDER SMALL CAP GROWTH TRUST B
                                    ------------------------------------------------------------------------------
                                              2004                        2003                     2002
                                    ------------------------   ------------------------   ------------------------
Units, beginning of period                           705,868                     31,535                          0
Units issued                                         431,913                    701,285                     31,537
Units redeemed                                       (71,968)                   (26,952)                        (2)
                                    ------------------------   ------------------------   ------------------------

Units, end of period                               1,065,813                    705,868                     31,535
                                    ========================   ========================   ========================

Unit value                          $16.195923 TO $20.294917   $14.955892 to $18.619291   $14.232268 to $14.248827

Net assets, end of period           $             21,382,124   $             13,028,627   $                449,216

Investment income ratio*                                0.00%                      0.00%                      0.00%

Expense ratio, lowest to highest**             1.40% TO 2.05%             1.40% to 2.05%             1.40% to 1.90%

Total return, lowest to highest***             8.29% TO 9.00%           19.65% to 30.67%           13.86% to 13.99%

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account H (formerly The Manufacturers Life Insurance Company of North America Separate
                                   Account A)

                    Notes to Financial Statements (continued)

6. CONDENSED FINANCIAL INFORMATION (CONTINUED)

                                                              SCUDDER TECHNOLOGY GROWTH TRUST B
                                    ------------------------------------------------------------------------------
                                              2004                       2003                     2002
                                    ------------------------   ------------------------   ------------------------
Units, beginning of period                           392,439                     19,604                          0
Units issued                                         220,571                    394,337                     19,614
Units redeemed                                       (72,926)                   (21,502)                       (10)
                                    ------------------------   ------------------------   ------------------------

Units, end of period                                 540,084                    392,439                     19,604
                                    ========================   ========================   ========================

Unit value                          $15.960535 TO $22.681308   $16.054894 to $22.667138   $15.706222 to $15.724471

Net assets, end of period           $             12,053,602   $              8,737,053   $                308,157

Investment income ratio*                                0.00%                      0.00%                      0.00%

Expense ratio, lowest to highest**             1.40% TO 2.05%             1.40% to 2.05%             1.40% to 1.90%

Total return, lowest to highest***           (0.59%) TO 0.06%           28.44% to 44.15%           25.65% to 25.80%

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account H (formerly The Manufacturers Life Insurance Company of North America Separate
                                   Account A)

                    Notes to Financial Statements (continued)

6. CONDENSED FINANCIAL INFORMATION (CONTINUED)

                                                               SCUDDER TOTAL RETURN TRUST B
                                    ------------------------------------------------------------------------------
                                              2004                        2003                     2002
                                    ------------------------   ------------------------   ------------------------
Units, beginning of period                         1,158,290                     60,822                          0
Units issued                                         394,242                  1,255,034                     60,831
Units redeemed                                       (94,904)                  (157,566)                        (9)
                                    ------------------------   ------------------------   ------------------------

Units, end of period                               1,457,628                  1,158,290                     60,822
                                    ========================   ========================   ========================

Unit value                          $14.319098 TO $16.034061   $13.741888 TO $15.287760   $13.172728 to $13.188068

Net assets, end of period           $             23,218,323   $             17,619,213   $                801,710

Investment income ratio*                                1.15%                      1.29%                      0.00%

Expense ratio, lowest to highest**             1.40% TO 2.05%             1.40% TO 2.05%             1.40% to 1.90%

Total return, lowest to highest***             4.20% TO 4.88%            9.94% TO 15.92%             5.38% to 5.50%

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account H (formerly The Manufacturers Life Insurance Company of North America Separate
                                   Account A)

                    Notes to Financial Statements (continued)

6. CONDENSED FINANCIAL INFORMATION (CONTINUED)

                                                               SCUDDER DAVIS VENTURE VALUE TRUST B
                                    ------------------------------------------------------------------------------
                                               2004                       2003                     2002
                                    ------------------------   ------------------------   ------------------------
Units, beginning of period                         1,377,044                     47,999                          0
Units issued                                       1,009,197                  1,371,912                     48,110
Units redeemed                                      (111,894)                   (42,867)                      (111)
                                    ------------------------   ------------------------   ------------------------

Units, end of period                               2,274,347                  1,377,044                     47,999
                                    ========================   ========================   ========================

Unit value                          $16.729316 TO $19.773687   $15.326777 to $17.998252   $14.086566 to $14.102955

Net assets, end of period           $             44,601,666   $             24,648,088   $                676,768

Investment income ratio*                                0.04%                      0.15%                      0.00%

Expense ratio, lowest to highest**             1.40% TO 2.05%             1.40% to 2.05%             1.40% to 1.90%

Total return, lowest to highest***             9.15% TO 9.86%           22.61% to 27.62%           12.69% to 12.82%

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account H (formerly The Manufacturers Life Insurance Company of North America Separate
                                   Account A)

                    Notes to Financial Statements (continued)

6. CONDENSED FINANCIAL INFORMATION (CONTINUED)

                                                           SCUDDER DREMAN FINANCIAL SERVICES TRUST B
                                    ------------------------------------------------------------------------------
                                                2004                      2003                      2002
                                    ------------------------   ------------------------   ------------------------
Units, beginning of period                           447,474                     26,561                          0
Units issued                                         222,183                    441,491                     26,567
Units redeemed                                       (55,613)                   (20,578)                        (6)
                                    ------------------------   ------------------------   ------------------------

Units, end of period                                 614,044                    447,474                     26,561
                                    ========================   ========================   ========================

Unit value                          $15.853784 TO $20.232247   $14.514166 to $18.402350   $14.593659 to $14.610637

Net assets, end of period           $             12,319,354   $              8,170,822   $                387,948

Investment income ratio*                                1.06%                      0.66%                      0.00%

Expense ratio, lowest to highest**             1.40% TO 2.05%             1.40% to 2.05%             1.40% to 1.90%

Total return, lowest to highest***             9.23% TO 9.94%           16.11% to 25.95%           16.75% to 16.89

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account H (formerly The Manufacturers Life Insurance Company of North America Separate
                                   Account A)

                    Notes to Financial Statements (continued)

6. CONDENSED FINANCIAL INFORMATION (CONTINUED)

                                                            SCUDDER DREMAN HIGH RETURN EQUITY TRUST B
                                    ------------------------------------------------------------------------------
                                               2004                     2003                      2002
                                    ------------------------   ------------------------   ------------------------
Units, beginning of period                         3,192,270                    150,160                          0
Units issued                                       1,600,855                  3,153,321                    150,953
Units redeemed                                      (265,852)                  (111,211)                      (793)
                                    ------------------------   ------------------------   ------------------------

Units, end of period                               4,527,273                  3,192,270                    150,160
                                    ========================   ========================   ========================

Unit value                          $17.526483 TO $21.173358   $15.744807 to $18.897440   $14.557921 to $14.575850

Net assets, end of period           $             95,077,283   $             59,965,899   $              2,187,952

Investment income ratio*                                1.15%                      0.80%                      0.00%

Expense ratio, lowest to highest**             1.40% TO 2.05%             1.40% to 2.05%             1.40% to 1.90%

Total return, lowest to highest***           11.32% TO 12.04%           25.96% to 29.66%           16.46% to 16.60%

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account H (formerly The Manufacturers Life Insurance Company of North America Separate
                                   Account A)

                    Notes to Financial Statements (continued)

6. CONDENSED FINANCIAL INFORMATION (CONTINUED)

                                                         SCUDDER DREMAN SMALL CAP VALUE TRUST B
                                    ------------------------------------------------------------------------------
                                               2004                      2003                        2002
                                    ------------------------   ------------------------   ------------------------
Units, beginning of period                         1,482,074                     84,035                          0
Units issued                                         907,405                  1,490,955                     84,179
Units redeemed                                      (171,865)                   (92,916)                      (144)
                                    ------------------------   ------------------------   ------------------------

Units, end of period                               2,217,614                  1,482,074                     84,035
                                    ========================   ========================   ========================

Unit value                          $20.310102 TO $23.607763   $16.516165 to $19.073169   $13.639007 to $13.654885

Net assets, end of period           $             51,954,709   $             28,118,023   $              1,147,151

Investment income ratio*                                0.45%                      0.43%                      0.00%

Expense ratio, lowest to highest**             1.40% TO 2.05%             1.40% to 2.05%             1.40% to 1.90%

Total return, lowest to highest***           22.97% TO 23.77%           32.13% to 39.68%             9.11% to 9.24%

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account H (formerly The Manufacturers Life Insurance Company of North America Separate
                                   Account A)

                    Notes to Financial Statements (continued)

6. CONDENSED FINANCIAL INFORMATION (CONTINUED)

                                                         SCUDDER EAGLE FOCUSED LARGE CAP GROWTH TRUST B
                                    ------------------------------------------------------------------------------
                                              2004                        2003                    2002
                                    ------------------------   ------------------------   ------------------------
Units, beginning of period                           730,154                     32,567                          0
Units issued                                         840,045                    731,686                     32,647
Units redeemed                                      (144,466)                   (34,099)                       (80)
                                    ------------------------   ------------------------   ------------------------

Units, end of period                               1,425,733                    730,154                     32,567
                                    ========================   ========================   ========================

Unit value                          $14.392702 TO $17.039235   $14.472620 to $17.022514   $13.669256 to $13.685173

Net assets, end of period           $             24,149,520   $             12,395,938   $                445,580

Investment income ratio*                                0.00%                      0.00%                      0.00%

Expense ratio, lowest to highest**             1.40% TO 2.05%             1.40% to 2.05%             1.40% to 1.90%

Total return, lowest to highest***           (0.55%) TO 0.10%           15.78% to 24.39%             9.35% to 9.48%

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account H (formerly The Manufacturers Life Insurance Company of North America Separate
                                   Account A)

                    Notes to Financial Statements (continued)

6. CONDENSED FINANCIAL INFORMATION (CONTINUED)

                                                           SCUDDER FOCUS VALUE & GROWTH TRUST B
                                    ------------------------------------------------------------------------------
                                              2004                        2003                      2002
                                    ------------------------   ------------------------   ------------------------
Units, beginning of period                           320,308                     26,639                          0
Units issued                                         173,569                    330,978                     26,750
Units redeemed                                       (41,425)                   (37,309)                      (111)
                                    ------------------------   ------------------------   ------------------------

Units, end of period                                 452,452                    320,308                     26,639
                                    ========================   ========================   ========================

Unit value                          $16.506008 TO $20.185513   $15.191043 to $18.456762   $14.132584 to $14.149028

Net assets, end of period           $              9,070,209   $              5,885,722   $                376,746

Investment income ratio*                                0.41%                      0.62%                      0.00%

Expense ratio, lowest to highest**             1.40% TO 2.05%             1.40% to 2.05%             1.40% to 1.90%

Total return, lowest to highest***             8.66% TO 9.37%           21.53% to 30.45%           13.06% to 13.19%

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account H (formerly The Manufacturers Life Insurance Company of North America Separate
                                   Account A)

                    Notes to Financial Statements (continued)

6. CONDENSED FINANCIAL INFORMATION (CONTINUED)

                                                           SCUDDER INDEX 500 TRUST B
                                    ------------------------------------------------------------------------------
                                             2004                       2003                         2002
                                    ------------------------   ------------------------   ------------------------
Units, beginning of period                         1,695,834                     82,467                          0
Units issued                                       1,711,321                  1,903,764                     84,389
Units redeemed                                      (845,237)                  (290,397)                    (1,922)
                                    ------------------------   ------------------------   ------------------------

Units, end of period                               2,561,918                  1,695,834                     82,467
                                    ========================   ========================   ========================

Unit value                          $16.046093 TO $19.115976   $14.892595 to $17.626575   $13.995178 to $14.011463

Net assets, end of period           $             48,518,078   $             29,666,525   $              1,154,883

Investment income ratio*                                0.52%                      0.39%                      0.00%

Expense ratio, lowest to highest**             1.40% TO 2.05%             1.40% to 2.05%             1.40% to 1.90%

Total return, lowest to highest***             7.75% TO 8.45%           19.14% to 25.80%           11.96% to 12.09%

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account H (formerly The Manufacturers Life Insurance Company of North America Separate
                                   Account A)

                    Notes to Financial Statements (continued)

6. CONDENSED FINANCIAL INFORMATION (CONTINUED)

                                                         SCUDDER INVESCO DYNAMIC GROWTH TRUST B
                                    ------------------------------------------------------------------------------
                                              2004                        2003                    2002
                                    ------------------------   ------------------------   ------------------------
Units, beginning of period                           212,655                      6,564                          0
Units issued                                          84,719                    219,697                      6,565
Units redeemed                                       (26,880)                   (13,606)                        (1)
                                    ------------------------   ------------------------   ------------------------

Units, end of period                                 270,494                    212,655                      6,564
                                    ========================   ========================   ========================

Unit value                          $16.878005 TO $21.115038   $15.458597 to $19.213671   $14.388700 to $14.405433

Net assets, end of period           $              5,631,585   $              4,056,919   $                 94,543

Investment income ratio*                                0.00%                      0.00%                      0.00%

Expense ratio, lowest to highest**             1.40% TO 2.05%             1.40% to 2.05%             1.40% to 1.90%

Total return, lowest to highest***             9.18% TO 9.90%           23.67% to 33.38%           15.11% to 15.24%

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account H (formerly The Manufacturers Life Insurance Company of North America Separate
                                   Account A)

                    Notes to Financial Statements (continued)

6. CONDENSED FINANCIAL INFORMATION (CONTINUED)

                                                            SCUDDER JANUS GROWTH & INCOME TRUST B
                                    ------------------------------------------------------------------------------
                                               2004                   2003                        2002
                                    ------------------------   ------------------------   ------------------------
Units, beginning of period                           770,491                     27,965                          0
Units issued                                         514,524                    772,628                     28,010
Units redeemed                                      (111,857)                   (30,102)                       (45)
                                    ------------------------   ------------------------   ------------------------

Units, end of period                               1,173,158                    770,491                     27,965
                                    ========================   ========================   ========================

Unit value                          $15.693817 TO $18.203682   $14.420970 to $16.618620   $13.524537 to $13.540286

Net assets, end of period           $             21,208,994   $             12,737,216   $                378,535

Investment income ratio*                                0.00%                      0.21%                      0.00%

Expense ratio, lowest to highest**             1.40% TO 2.05%             1.40% to 2.05%             1.40% to 1.90%

Total return, lowest to highest***             8.83% TO 9.54%           15.37% to 22.22%             8.20% to 8.32%

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account H (formerly The Manufacturers Life Insurance Company of North America Separate
                                   Account A)

                    Notes to Financial Statements (continued)

6. CONDENSED FINANCIAL INFORMATION (CONTINUED)

                                                          SCUDDER JANUS GROWTH OPPORTUNITIES TRUST B
                                    ------------------------------------------------------------------------------
                                               2004                     2003                      2002
                                    ------------------------   ------------------------   ------------------------
Units, beginning of period                           301,022                     12,420                          0
Units issued                                         114,668                    325,676                     12,420
Units redeemed                                       (32,531)                   (37,074)                         0
                                    ------------------------   ------------------------   ------------------------

Units, end of period                                 383,159                    301,022                     12,420
                                    ========================   ========================   ========================

Unit value                          $15.998950 TO $19.087533   $14.554111 to $17.251027   $13.841733 to $13.857843

Net assets, end of period           $              7,238,631   $              5,149,297   $                172,031

Investment income ratio*                                0.00%                      0.00%                      0.00%

Expense ratio, lowest to highest**             1.40% TO 2.05%             1.40% to 2.05%             1.40% to 1.90%

Total return, lowest to highest***            9.93% TO 10.65%           16.43% to 24.49%           10.73% to 10.86%

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account H (formerly The Manufacturers Life Insurance Company of North America Separate
                                   Account A)

                    Notes to Financial Statements (continued)

6. CONDENSED FINANCIAL INFORMATION (CONTINUED)

                                                            SCUDDER MFS STRATEGIC VALUE TRUST B
                                    ------------------------------------------------------------------------------
                                              2004                     2003                         2002
                                    ------------------------   ------------------------   ------------------------
Units, beginning of period                           580,418                     23,460                          0
Units issued                                         758,516                    573,680                     23,469
Units redeemed                                      (107,928)                   (16,722)                        (9)
                                    ------------------------   ------------------------   ------------------------

Units, end of period                               1,231,006                    580,418                     23,460
                                    ========================   ========================   ========================

Unit value                          $17.175556 TO $20.909517   $14.933894 to $18.062460   $14.480405 to $14.497241

Net assets, end of period           $             25,500,394   $             10,393,987   $                340,021

Investment income ratio*                                0.07%                      0.11%                      0.00%

Expense ratio, lowest to highest**             1.40% TO 2.05%             1.40% to 2.05%             1.40% to 1.90%

Total return, lowest to highest***           15.01% TO 15.76%           19.47% to 24.59%           15.84% to 15.98%

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account H (formerly The Manufacturers Life Insurance Company of North America Separate
                                   Account A)

                    Notes to Financial Statements (continued)

6. CONDENSED FINANCIAL INFORMATION (CONTINUED)

                                                        SCUDDER OAK STRATEGIC EQUITY TRUST B
                                    ------------------------------------------------------------------------------
                                             2004                        2003                      2002
                                    ------------------------   ------------------------   ------------------------
Units, beginning of period                           412,570                     22,947                          0
Units issued                                         416,587                    416,659                     23,037
Units redeemed                                       (85,935)                   (27,036)                       (90)
                                    ------------------------   ------------------------   ------------------------

Units, end of period                                 743,222                    412,570                     22,947
                                    ========================   ========================   ========================

Unit value                          $15.530856 TO $22.439299   $15.715414 to $22.558419   $15.321982 to $15.339790

Net assets, end of period           $             16,277,638   $              9,133,675   $                351,881

Investment income ratio*                                0.00%                      0.00%                      0.00%

Expense ratio, lowest to highest**             1.40% TO 2.05%             1.40% to 2.05%             1.40% to 1.90%

Total return, lowest to highest***          (1.17%) TO (0.53%)          25.72% to 47.06%           22.58% to 22.72%

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account H (formerly The Manufacturers Life Insurance Company of North America Separate
                                   Account A)

                    Notes to Financial Statements (continued)

6. CONDENSED FINANCIAL INFORMATION (CONTINUED)

                                                          SCUDDER TURNER MID CAP GROWTH TRUST B
                                    ------------------------------------------------------------------------------
                                               2004                     2003                        2002
                                    ------------------------   ------------------------   ------------------------
Units, beginning of period                           582,153                     41,201                          0
Units issued                                         334,559                    598,650                     42,331
Units redeemed                                      (105,469)                   (57,698)                    (1,130)
                                    ------------------------   ------------------------   ------------------------

Units, end of period                                 811,243                    582,153                     41,201
                                    ========================   ========================   ========================

Unit value                          $17.768938 TO $22.271942   $16.394608 to $20.415849   $13.965366 to $13.981623

Net assets, end of period           $             17,921,276   $             11,792,656   $                575,949

Investment income ratio*                                0.00%                      0.00%                      0.00%

Expense ratio, lowest to highest**             1.40% TO 2.05%             1.40% to 2.05%             1.40% to 1.90%

Total return, lowest to highest***             8.38% TO 9.09%           31.16% to 46.02%           11.72% to 11.85%

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account H (formerly The Manufacturers Life Insurance Company of North America Separate
                                   Account A)

                    Notes to Financial Statements (continued)

6. CONDENSED FINANCIAL INFORMATION (CONTINUED)

                                                 SCUDDER REAL ESTATE TRUST B
                                      ---------------------------------------------------
                                                2004                       2003
                                      ------------------------   ------------------------
Units, beginning of period                             395,759                          0
Units issued                                           635,242                    421,703
Units redeemed                                        (103,543)                   (25,944)
                                      ------------------------   ------------------------

Units, end of period                                   927,458                    395,759
                                      ========================   ========================

Unit value                            $19.495770 TO $19.707109   $15.222660 to $15.287771

Net assets, end of period             $             18,216,106   $              6,042,591

Investment income ratio*                                  0.59%                      0.00%

Expense ratio, lowest to highest**               1.40% TO 2.05%             1.40% to 2.05%

Total return, lowest to highest***             28.07% TO 28.91%           21.78% to 22.30%

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account H (formerly The Manufacturers Life Insurance Company of North America Separate
                                   Account A)

                    Notes to Financial Statements (continued)

6. CONDENSED FINANCIAL INFORMATION (CONTINUED)

                                                 SCUDDER STRATEGIC INCOME TRUST B
                                       -----------------------------------------------------
                                                  2004                        2003
                                       ------------------------     ------------------------
Units, beginning of period                              496,768                            0
Units issued                                            680,867                      607,519
Units redeemed                                         (197,131)                    (110,751)
                                       ------------------------     ------------------------

Units, end of period                                    980,504                      496,768
                                       ========================     ========================

Unit value                             $13.434326 TO $13.580089     $12.665919 to $12.720176

Net assets, end of period              $             13,270,281     $              6,309,666

Investment income ratio*                                   0.00%                        0.00%

Expense ratio, lowest to highest**                1.40% TO 2.05%               1.40% to 2.05%

Total return, lowest to highest***                6.07% TO 6.76%               1.33% to 1.76%

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account H (formerly The Manufacturers Life Insurance Company of North America Separate
                                   Account A)

                    Notes to Financial Statements (continued)

6. CONDENSED FINANCIAL INFORMATION (CONTINUED)

                                         SCUDDER CONSERVATIVE        SCUDDER GROWTH & INCOME     SCUDDER INCOME & GROWTH
                                              INCOME                       STRATEGY                    STRATEGY
                                       ------------------------     ------------------------     ------------------------
                                                 2004                        2004                          2004
                                       ------------------------     ------------------------     ------------------------
Units, beginning of period                                    0                            0                            0
Units issued                                             47,406                    1,685,857                      639,407
Units redeemed                                           (4,317)                     (59,815)                     (70,588)
                                       ------------------------     ------------------------    -------------------------

Units, end of period                                     43,089                    1,626,042                      568,819
                                       ========================     ========================    =========================

Unit value                             $13.012018 TO $13.043798     $13.446193 TO $13.479028     $13.222909 TO $13.255194

Net assets, end of period              $                561,541                   21,899,357     $              7,534,533

Investment income ratio*                                   0.00%                        0.00%                        0.00%

Expense ratio, lowest to highest**                1.40% TO 2.05%               1.40% TO 2.05%               1.40% TO 2.05%

Total return, lowest to highest***                4.10% TO 4.35%               7.57% TO 7.83%               5.78% TO 6.04%

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account H (formerly The Manufacturers Life Insurance Company of North America Separate
                                   Account A)

                    Notes to Financial Statements (continued)

6. CONDENSED FINANCIAL INFORMATION (CONTINUED)

                                                                     SCUDDER TEMPLETON FOREIGN     SCUDDER MERCURY LARGE
                                       SCUDDER GROWTH STRATEGY                 VALUE                      CAP CORE
                                       ------------------------      -------------------------     ------------------------
                                                 2004                          2004                          2004
                                       ------------------------      -------------------------     ------------------------
Units, beginning of period                                    0                              0                            0
Units issued                                          2,443,587                          8,180                       35,491
Units redeemed                                          (72,894)                           (17)                         (11)
                                       ------------------------      -------------------------     ------------------------

Units, end of period                                  2,370,693                          8,163                       35,480
                                       ========================      =========================     ========================

Unit value                             $13.681896 TO $13.715293       $13.166022 TO $13.176792     $12.954025 TO $12.964633

Net assets, end of period              $             32,486,002       $                107,556     $                459,773

Investment income ratio*                                   0.00%                          0.00%                        0.00%

Expense ratio, lowest to highest**                1.40% TO 2.05%                 1.40% TO 2.05%               1.40% TO 2.05%

Total return, lowest to highest***                9.46% TO 9.72%                 5.33% TO 5.41%               3.63% TO 3.72%

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account H (formerly The Manufacturers Life Insurance Company of North America Separate
                                   Account A)

                    Notes to Financial Statements (continued)

6. CONDENSED FINANCIAL INFORMATION (CONTINUED)

                                                                ALGER AMERICAN BALANCED TRUST B
                                       ----------------------------------------------------------------------------------
                                                   2004                        2003                        2002
                                       ------------------------     ------------------------     ------------------------
Units, beginning of period                            1,660,648                       37,852                            0
Units issued                                            723,099                    1,722,857                       37,865
Units redeemed                                         (234,452)                    (100,061)                         (13)
                                       ------------------------     ------------------------     ------------------------

Units, end of period                                  2,149,295                    1,660,648                       37,852
                                       ========================     ========================     ========================

Unit value                             $14.143465 TO $15.414901     $13.845925 to $14.992568     $12.790498 to $12.805399

Net assets, end of period              $             32,990,785     $             24,827,104     $                484,514

Investment income ratio*                                   1.41%                        1.79%                        0.00%

Expense ratio, lowest to highest**                1.40% TO 2.05%               1.40% to 2.05%               1.40% to 1.90%

Total return, lowest to highest***                2.15% TO 2.82%             10.77% to 17.08%               2.32% to 2.44%

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account H (formerly The Manufacturers Life Insurance Company of North America Separate
                                   Account A)

                    Notes to Financial Statements (continued)

6. CONDENSED FINANCIAL INFORMATION (CONTINUED)

                                                          ALGER AMERICAN LEVERAGED ALL CAP TRUST B
                                       -----------------------------------------------------------------------------------
                                                 2004                          2003                           2002
                                       ------------------------     ------------------------      ------------------------
Units, beginning of period                              350,820                       19,679                             0
Units issued                                            214,992                      364,953                        19,679
Units redeemed                                          (55,254)                     (33,812)                            0
                                       ------------------------     ------------------------      ------------------------

Units, end of period                                    510,558                      350,820                        19,679
                                       ========================     ========================      ========================

Unit value                             $15.491503 TO $17.795122     $14.654864 to $16.724725      $12.620485 to $12.635201

Net assets, end of period              $              9,040,162     $              5,846,652      $                248,601

Investment income ratio*                                   0.00%                        0.00%                         0.00%

Expense ratio, lowest to highest**                1.40% TO 2.05%               1.40% to 2.05%                1.40% to 1.90%

Total return, lowest to highest***                5.71% TO 6.40%             17.24% to 32.37%                0.96% to 1.08%

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account H (formerly The Manufacturers Life Insurance Company of North America Separate
                                   Account A)

                    Notes to Financial Statements (continued)

6. CONDENSED FINANCIAL INFORMATION (CONTINUED)

                                                             CREDIT SUISSE EMERGING MARKETS TRUST B
                                       -----------------------------------------------------------------------------------
                                                 2004                          2003                         2002
                                       ------------------------     ------------------------      ------------------------
Units, beginning of period                              280,710                        6,740                             0
Units issued                                            214,319                      290,075                         6,767
Units redeemed                                          (41,952)                     (16,105)                          (27)
                                       ------------------------     ------------------------      ------------------------

Units, end of period                                    453,077                      280,710                         6,740
                                       ========================     ========================      ========================

Unit value                             $21.712365 TO $23.163871     $17.740227 to $18.803321      $13.330249 to $13.345774

Net assets, end of period              $             10,438,194     $              5,263,811      $                 89,915

Investment income ratio*                                   0.33%                        0.00%                         0.33%

Expense ratio, lowest to highest**                1.40% TO 2.05%               1.40% to 2.05%                1.40% to 1.90%

Total return, lowest to highest***              22.39% TO 23.19%             40.19% to 42.11%                6.64% to 6.77%

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account H (formerly The Manufacturers Life Insurance Company of North America Separate
                                   Account A)

                    Notes to Financial Statements (continued)

6. CONDENSED FINANCIAL INFORMATION (CONTINUED)

                                                       CREDIT SUISSE GLOBAL POST VENTURE CAPITAL TRUST B
                                       -----------------------------------------------------------------------------------
                                                 2004                          2003                         2002
                                       ------------------------     ------------------------      ------------------------
Units, beginning of period                               61,168                        2,073                             0
Units issued                                             58,135                       62,178                         2,102
Units redeemed                                          (22,019)                      (3,083)                          (29)
                                       ------------------------     ------------------------      ------------------------

Units, end of period                                     97,284                       61,168                         2,073
                                       ========================     ========================      ========================

Unit value                             $19.899042 TO $22.973662     $17.215287 to $19.746145      $13.545468 to $13.561223

Net assets, end of period              $              2,214,083     $              1,194,436      $                 28,096

Investment income ratio*                                   0.00%                        0.00%                         0.00%

Expense ratio, lowest to highest**                1.40% TO 2.05%               1.40% to 2.05%                1.40% to 1.90%

Total return, lowest to highest***              15.59% TO 16.35%             37.72% to 45.61%                8.36% to 8.49%

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account H (formerly The Manufacturers Life Insurance Company of North America Separate
                                   Account A)

                    Notes to Financial Statements (continued)

6. CONDENSED FINANCIAL INFORMATION (CONTINUED)

                                                             DREYFUS SOCIALLY RESPONSIBLE GROWTH TRUST B
                                       -----------------------------------------------------------------------------------
                                                 2004                          2003                         2002
                                       ------------------------     ------------------------      ------------------------
Units, beginning of period                              107,531                        6,758                             0
Units issued                                             28,040                      104,818                         6,758
Units redeemed                                          (10,902)                      (4,045)                            0
                                       ------------------------     ------------------------      ------------------------

Units, end of period                                    124,669                      107,531                         6,758
                                       ========================     ========================      ========================

Unit value                             $15.237283 TO $17.836947     $14.681750 to $17.074978      $13.753582 to $13.769592

Net assets, end of period              $              2,209,912     $              1,829,240      $                 93,034

Investment income ratio*                                   0.16%                        0.00%                         0.04%

Expense ratio, lowest to highest**                1.40% TO 2.05%               1.40% to 2.05%                1.40% to 1.90%

Total return, lowest to highest***                3.78% TO 4.46%             17.45% to 24.01%              10.03% to 10.16%

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account H (formerly The Manufacturers Life Insurance Company of North America Separate
                                   Account A)

                    Notes to Financial Statements (continued)

6. CONDENSED FINANCIAL INFORMATION (CONTINUED)

                                                               DREYFUS IP MIDCAP STOCK TRUST B
                                       -----------------------------------------------------------------------------------
                                                  2004                         2003                         2002
                                       ------------------------     ------------------------      ------------------------
Units, beginning of period                            1,298,032                       52,181                             0
Units issued                                            694,817                    1,304,972                        52,195
Units redeemed                                         (117,298)                     (59,121)                          (14)
                                       ------------------------     ------------------------      ------------------------

Units, end of period                                  1,875,551                    1,298,032                        52,181
                                       ========================     ========================      ========================

Unit value                             $17.226952 TO $20.221116     $15.394109 to $17.952346      $13.830261 to $13.846357

Net assets, end of period              $             37,675,382     $             23,164,657      $                722,337

Investment income ratio*                                   0.21%                        0.35%                         0.52%

Expense ratio, lowest to highest**                1.40% TO 2.05%               1.40% to 2.05%                1.40% to 1.90%

Total return, lowest to highest***              11.91% TO 12.64%             23.15% to 29.65%              10.64% to 10.77%

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account H (formerly The Manufacturers Life Insurance Company of North America Separate
                                   Account A)

                    Notes to Financial Statements (continued)

6. CONDENSED FINANCIAL INFORMATION (CONTINUED)

                                                                    INVESCO UTILITIES TRUST B
                                       -----------------------------------------------------------------------------------
                                                 2004                          2003                          2002
                                       ------------------------     ------------------------      ------------------------
Units, beginning of period                              201,095                        8,265                             0
Units issued                                             76,255                      205,159                         8,326
Units redeemed                                          (38,220)                     (12,329)                          (61)
                                       ------------------------     ------------------------      ------------------------

Units, end of period                                    239,130                      201,095                         8,265
                                       ========================     ========================      ========================

Unit value                             $17.457981 TO $19.416214     $14.422808 to $15.936457      $13.741494 to $13.757466

Net assets, end of period              $              4,608,091     $              3,186,787      $                113,677

Investment income ratio*                                   2.37%                        2.40%                         1.66%

Expense ratio, lowest to highest**                1.40% TO 2.05%               1.40% to 2.05%                1.40% to 1.90%

Total return, lowest to highest***              21.04% TO 21.84%             15.26% to 15.84%               9.93% to 10.06%

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account H (formerly The Manufacturers Life Insurance Company of North America Separate
                                   Account A)

                    Notes to Financial Statements (continued)

6. CONDENSED FINANCIAL INFORMATION (CONTINUED)

                                                                  BASIC VALUE FOCUS TRUST A
                             -----------------------------------------------------------------------------------------------------
                                       2004                       2003                     2002                      2001
                             ------------------------  ------------------------  -----------------------  ------------------------
Units, beginning of period                  1,882,328                 2,182,671                2,399,210                 1,796,604
Units issued                                   31,369                    40,419                  210,089                   876,414
Units redeemed                               (255,578)                 (340,762)                (426,628)                 (273,808)
                             ------------------------  ------------------------  -----------------------  ------------------------

Units, end of period                        1,658,119                 1,882,328                2,182,671                 2,399,210
                             ========================  ========================  =======================  ========================

Unit value                   $13.972858 TO $26.842434  $12.824848 to $24.538470  $9.813837 to $18.702483  $12.170082 to $23.100090

Net assets, end of period    $             36,879,884  $             38,154,407  $            33,520,594  $             46,017,149

Investment income ratio*                         0.93%                     0.96%                    0.82%                     0.94%

Expense ratio, lowest to
highest**                               1.40% TO 1.90%            1.40% to 1.90%           1.40% to 1.90%            1.40% to 1.80%

Total return, lowest to
highest***                              8.84% TO 9.39%          30.55% to 31.20%     (19.44%) to (19.04%)          (2.64%) to 2.60%

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account H (formerly The Manufacturers Life Insurance Company of North America Separate
                                   Account A)

                    Notes to Financial Statements (continued)

6. CONDENSED FINANCIAL INFORMATION (CONTINUED)

                                                               SMALL CAP VALUE FOCUS TRUST A
                           -----------------------------------------------------------------------------------------------------
                                    2004                       2003                     2002                      2001
                           ------------------------  ------------------------  -----------------------  ------------------------
Units, beginning of period                  598,688                   763,759                  931,674                   395,994
Units issued                                 22,198                    12,641                  128,495                   704,306
Units redeemed                              (92,555)                 (177,712)                (296,410)                 (168,626)
                           ------------------------- ------------------------  -----------------------  ------------------------

Units, end of period                        528,331                   598,688                  763,759                   931,674
                           ========================  ========================  =======================  ========================

Unit value                 $15.616999 TO $58.169107  $13.865460 to $51.386913  $9.907923 to $36.537044  $13.273185 to $48.661734

Net assets, end of period  $             18,357,031  $             18,310,540  $            16,174,763  $             25,709,704

Investment income ratio*                       0.00%                     0.00%                    0.37%                     0.20%

Expense ratio, lowest to
highest**                             1.40% TO 1.90%            1.40% to 1.90%           1.40% to 1.90%            1.40% to 1.80%

Total return, lowest to
highest***                          12.63% TO 13.20%          39.94% to 40.64%     (25.29%) to (24.92%)           6.19% to 27.86%

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account H (formerly The Manufacturers Life Insurance Company of North America Separate
                                   Account A)

                    Notes to Financial Statements (continued)

6. CONDENSED FINANCIAL INFORMATION (CONTINUED)

                                                          GLOBAL ALLOCATION TRUST B
                                         ------------------------------------------------------
                                                   2004                           2003
                                         ------------------------       -----------------------
Units, beginning of period                                176,045                             0
Units issued                                                8,196                       178,734
Units redeemed                                            (34,903)                       (2,689)
                                         ------------------------       -----------------------

Units, end of period                                      149,338                       176,045
                                         ========================       =======================

Unit value                               $10.896772 TO $19.257165       $9.676396 to $17.151964

Net assets, end of period                $              1,718,595       $             1,798,198

Investment income ratio*                                     2.68%                         2.67%

Expense ratio, lowest to highest**                  1.40% TO 1.90%                1.40% to 1.90%

Total return, lowest to highest***                12.05% TO 12.61%                7.90% to 7.96%

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account H (formerly The Manufacturers Life Insurance Company of North America Separate
                                   Account A)


                    Notes to Financial Statements (continued)

6. CONDENSED FINANCIAL INFORMATION (CONTINUED)

*The Investment Income Ratio represents the dividends, excluding the distributions of capital gains, received by the sub-account from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the sub-account is affected by the timing of the declaration of dividends by the underlying fund in which the sub-account invests.

**The Expense Ratio represents the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of underlying funds are excluded.

***The Total Return Ratio represents the total return for the periods indicated, including changes in the value of the underlying fund, and reflects deductions for all items included in the expense ratio. This does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented.

7. DIVERSIFICATION REQUIREMENTS

Under the provisions of Section 817(h) of the Internal Revenue Code, a variable annuity contract, other than a contract issued in connection with certain types of employee benefits plans, will not be treated as an annuity contract for federal tax purposes for any period for which the investments of the segregated asset account on which the contract is based are not adequately diversified. The Code provides that the "adequately diversified" requirement may be met if the underlying investments satisfy either a statutory safe harbor test or diversification requirements set forth in regulations issued by the Secretary of Treasury.

The Internal Revenue Service has issued regulations under Section 817(h) of the Code. The Company believes that the Account satisfies the current requirements of the regulations, and it intends that the Account will continue to meet such requirements.

                                     PART C

                                OTHER INFORMATION

Guide to Name Changes and Successions:

                                  NAME CHANGES


DATE OF CHANGE        OLD NAME                                         NEW NAME
--------------        --------                                         --------
October 1, 1997       NASL Variable Account                            The Manufacturers  Life Insurance Company of North America
                                                                       Separate Account A
October 1, 1997       North   American   Security  Life  Insurance     The Manufacturers Life Insurance Company of North America
                      Company
November 1, 1997      NAWL Holding Co., Inc.                           Manulife-Wood Logan Holding Co., Inc.
September 24, 1999    Wood Logan Associates, Inc.                      Manulife Wood Logan, Inc
January 1, 2005       The  Manufacturers  Life  Insurance  Company     John Hancock Life Insurance Company (U.S.A.)
                      (U.S.A.) Separate Account H                      Separate Account H
January 1, 2005       The  Manufacturers  Life  Insurance  Company     John Hancock Life Insurance Company (U.S.A.)
                      (U.S.A.)


On September 30, 1997, Manufacturers Securities Services, LLC succeeded to the business of NASL Financial Services, Inc.

The following changes became effective on January 1, 2002:

The Manufacturers Life Insurance Company of North America ("Manulife North America") merged into The Manufacturers Life Insurance Company (U.S.A.) with the latter becoming the owner of all of Manulife North America's assets, including the assets of Separate Account A.

                                    * * * * *

Item 24.  Financial Statements and Exhibits

      (a)   Financial Statements


            (1) Financial Statements of the Registrant, The Manufacturers Life Insurance Company (U.S.A.) Separate Account H, (Part B of the registration statement). FILED HEREWITH



            (2) Financial Statements of the Depositor, The Manufacturers Life Insurance Company (U.S.A.) (Part B of the registration statement). FILED HEREWITH


      (b)   Exhibits

            (1)   (i)   Resolution of the Board of Directors of Manufacturers
                        Life Insurance Company (U.S.A.) establishing The
                        Manufacturers Life Insurance Company Separate Account H
                        - Incorporated by reference to Exhibit (1)(i) to pre-effective amendment no. 1 to this registration statement, file number 333-70728, filed January 2, 2002
                        (the "Pre-Effective Amendment")

            (2) Agreements for custody of securities and similar investments - Not Applicable.

            (3)   (i)   Form of Underwriting Agreement-- Incorporated by
                        reference to Exhibit (b)(3)(i) to Form N-4, file number
                        33-76162, filed March 1, 1999.

                  (ii) Form of Promotional Agent Agreement -- Incorporated by reference to Exhibit (b)(3)(ii) to post-effective amendment no. 3 to Form N-4, file number 33-77878, filed February 28, 1997.

                  (iii) Form of Amendment to Promotional Agent Agreement -
                        Incorporated by reference to Exhibit (b)(3)(iii) to Form N-4, file number 33-76162, filed February 25, 1998.

                  (iv) Form of broker-dealer Agreement - Incorporated by reference to Exhibit (b)(3)(iv) to the registration statement on Form N-4 file number 333-70728, filed October 2, 2001.

            (4)   (i)   (A)   Form of Specimen Flexible Purchase Payment
                              Individual Deferred Variable Annuity Contract,
                              Non-Participating (v20/21) - Incorporated by reference to Exhibit (b)(4)(i)(A) to post-effective amendment no. 4 to registration statement on Form N-4 (file no. 33-76162) filed
                              April 7, 1997.

                  (ii)  (B)   Form of Specimen Flexible Purchase Payment
                              Individual Deferred Variable Annuity Contract,
                              Non-Participating (v7) - Incorporated by reference to Exhibit (b)(4)(i)(B) to post-effective amendment no. 4 to registration statement on Form
                              N-4 (file no. 33-76162) filed April 7, 1997.

                              (1) Form of Specimen Death Benefit Endorsement to Flexible Purchase Payment Individual Deferred Variable Annuity Contract, Non-Participating
                                   (v7) -- Previously filed as Exhibit (b)(4)
                                   (ii)(B)(1) to post-effective amendment no. 4 to Form N-4 (file no. 33-76162) filed February 25, 1998.

                              (2)  Form of Specimen Endorsements to Contract
                                   (v7): (i) Individual Retirement Annuity
                                   Endorsement; (ii) Retirement Equity Act
                                   Endorsement; (iii) Tax-sheltered Annuity
                                   Endorsement; (iv) Qualified Plan Endorsement
                                   Section 401 Plans -- Previously filed as
                                   Exhibit (b)(4)(ii)(B)(2) to post-effective amendment no. 4 to Form N-4 (file
                                    no.33-76162) filed February 25, 1998.

                        (C) Form of Specimen Death Benefit Endorsement to Venture 3 Contract, Non-Participating -- Previously filed as Exhibit (b)(4)(ii)(C) to post-effective amendment no. 4 to Form N-4 (file no.33-76162) filed February 25, 1998

                        (D) Form of Fixed Account Endorsement (v20/21) - Previously filed as Exhibit (b)(4)(ii)(E) to post-effective amendment no. 6 to Form N-4 (file no.33-76162) filed March 1, 1999.

                        (E) Form of Roth Individual Retirement Annuity Endorsement - Previously filed as Exhibit
                              (b)(4)(ii)(F) to post-effective amendment no. 6 to Form N-4 (file no.33-76162) filed March 1, 1999.

                  (iii) Form of Guaranteed Income Rider (v20/21) -- Previously
                        filed as Exhibit (b)(4)(iii) to post-effective amendment no. 4 to Form N-4 (file no. 33-76162) filed February 25, 1998.

            (5)   (i)   Form of Specimen Application for Flexible Purchase
                        Payment Individual Deferred Combination Fixed and
                        Variable Annuity Contract, Non-Participating --
                        Incorporated by reference to Exhibit (b)(5)(i) to post effective amendment 5 to file number 333-24657, filed
                        February 28, 2000.

                  (ii) Form of Specimen Application for Flexible Purchase Payment Individual Deferred Combination Fixed and Variable Annuity Contract (VENTURE.APP.009.98) - Incorporated by reference to Exhibit (b)(5)(i) to post-effective amendment no. 3 to this registration statement, filed March 1, 1999.

            (6)   (i)   Restated Articles of Redomestication of The
                        Manufacturers Life Insurance Company (U.S.A.) -
                        Incorporated by reference to Exhibit A(6) to the registration statement on Form S-6 filed July 20, 2000
                        (File No. 333-41814).

                  (ii) By-laws of The Manufacturers Life Insurance Company (U.S.A.) - Incorporated by reference to Exhibit A(6)(b) to the registration statement on Form S-6 filed July 20, 2000 (File No. 333-41814).

            (7)   (i)   Form of Variable Annuity Reinsurance Agreement Contract
                        with Connecticut General Life Insurance Company, effective July 1, 1997--Incorporated by reference to Exhibit (b) (7) (i) to the registration statement filed
                        February 26, 1998.

                  (ii) Form of Automatic Reinsurance Agreement with Swiss Re Life & Health America Inc., effective August 1, 1997 - Incorporated by reference to Exhibit (b) (7) (ii) to this registration statement.

                  (iii) Form of contract of reinsurance in connection with the variable annuity contracts being offered - Contract with Manulife Reinsurance Corporation (USA), effective July 1, 1998 - Incorporated by reference to Exhibit
                        (b)(7)(iv) to Form N-4, file number 33-77878, filed December 16, 1998.

                  (iv) Form of Coinsurance Agreement with Peoples Security Life Insurance Company, effective June 30, 1995 - Incorporated by reference to Exhibit 10(iv) to pre-effective amendment No. 1 to Form S-1, file number 333-6011 filed January 29, 1997.

                  (v) Form of Automatic Reinsurance Agreement (Agreement 2000-14) with AXA Re Life Insurance Company, effective May 1, 2000. - Incorporated by reference to Exhibit (7)
                        (v) to the Pre-Effective Amendment.

                        i Form of Amendment No. 1 to Automatic Reinsurance Agreement (Agreement 2000-14) dated May 1, 2000 with AXA Re Life Insurance Company, Incoporated by reference to Exhibit (7) (v)(i) to post-effective amendment no. 1 to Form N-4, filed number 333-70728, filed April 29, 2002 (the
                              "Post-Effective Amendment No. 1").

                        ii Form of Amendment No. 2 to Automatic Reinsurance Agreement (Agreement 2000-14 dated May 1, 2000 with AXA Re Life Insurance Company. Incorporated by reference to Exhibit (7)(v)(ii) to Post Effective Amendment No. 1.

                        iii Form of Amendment No. 3 to Automatic Reinsurance Agreement (Agreement 2000-14) dated May 1, 2000 with AXA Re Life Insurance Company, Incorporated by reference to Exhibit (7)(v)(iii) to Post Effective Amendment No. 1.

                  (vi) Form of Automatic Reinsurance Agreement (Agreement 2000-21) with AXA Re Life Insurance Company now known as AXA Corporate Solutions Life Reinsurance Company, effective August 15, 2000. Incorporated by reference to Exhibit (7) (vi) to Post Effective Amendment No. 1.

                  (vii) Form of Automatic Reinsurance Agreement (Agreement
                        2001-41) with AXA Corporate Solutions Life Reinsurance Company, effective January 29, 2001. Incorporated by reference to Exhibit (7) (vii) to Post Effective Amendment No. 1.

                  (viii) Form of Automatic Reinsurance Agreement (Agreement
                        2001-47) with AXA Corporate Solutions Life Reinsurance Company, effective July 1, 2001. Incorporated by reference to Exhibit (7)(viii) to Post Effective Amendment No. 1.

                        i Form of Amendment No. 1 to Automatic Reinsurance Agreement (Agreement 2001-47) dated July 1, 2001 with AXA Corporate Solutions Life Reinsurance Company. Incorporated by reference to Exhibit
                              (7)(viii)(i) to Post Effective Amendment No. 1.

                  (ix) Form of Automatic Reinsurance Agreement (Agreement 2001-48) with AXA Corporate Solutions Life Reinsurance Company, effective July 1, 2001. Incorporated by refrence to Exhibit (7)(ix) to Post Effective Amendment No. 1.

            (8) Other material contracts not made in the ordinary course of business which are to be performed in whole or in part on or after the date the registration statement is filed:

                  (i) Form of Remote Service Agreement dated November 1, 1996 with CSC Continuum Inc. -- Incorporated by reference to Exhibit (b)(8)(i) to post-effective amendment no. 3 to Form N-4, file number 33-77878, filed February 28, 1997.

                  (ii) Amendment to Remote Service Agreement dated April 1, 1998 with CSC Continuum Inc. -- Incorporated by reference to Exhibit (b)(8)(ii) to post effective amendment no. 9 to Form N-4, file number 33-77878, filed April 28, 2000.

                  (iii) Amendment to Remote Service Agreement dated March 1999 with CSC Continuum Inc. - Incorporated by reference to Exhibit (b)(8)(ii) to post-effective amendment no. 9 to Form N-4, file number 33-76162 filed April 27, 2000.

                  (iv) Form of Merger Agreement with The Manufacturers Life Insurance Company (U.S.A.) and The Manufacturers Life Insurance Company of North America - Incorporated by reference to Exhibit (b)(8)(iv) to the registration statement on Form N-4, file number 333-70728, filed October 2, 2001.

            (9) Opinion of Counsel and consent to its use as to the legality of the securities being registered - Incorporated by reference to Exhibit (9) to the Pre-Effective Amendment.


            (10) Written consent of Ernst & Young LLP, independent auditors - FILED HEREWITH

            (11) All financial statements omitted from Item 23, Financial Statements--Not Applicable

            (12) Agreements in consideration for providing initial capital between or among Registrant, Depositor, Underwriter or initial contract owners -- Not Applicable.

            (13) Schedules of computation,-- Incorporated by reference to Exhibit (b)(13) to post-effective amendment no. 2 to Form N-4, file number 33-76162, filed March 1, 1996.

            (14)  Financial Data Schedule - Not Applicable.

            (15)  Powers of Attorney

                  (i) Powers of Attorney (Felix Chee, Robert A. Cook, John DesPrez III, Geoffrey Guy, James O'Malley, Joseph J. Pietroski, Rex Schaybaugh) incorporated by reference to exhibit 7 to initial registration statement on Form S-6, file number 333-41814 filed July 20, 2000 on behalf of The Manufacturers Life Insurance Company (U.S.A.)

                  (ii) Power of Attorney (John Ostler) - Incorporated by reference to Exhibit (b)(15)(ii) to the registration statement on Form N-4 file number 333-70728, filed October 2, 2001.

                  (iii ) Powers of Attorney (Jim Boyle, John Lyon) - Incorporated by reference to Exhibit (b)(15)(iii) to the registration statement on Form N-4, file number 333-70728, filed October 2, 2001.

                  (iv) Power of Attorney (Steven Mannik) - Incorporated by reference to Exhibit (15)(iv) to Post Effective Amendment No. 1.

                  (v) Power of Attorney (Alison Alden) - Incorporated by reference to Exhibit (15)(v) to Post Effective Amendment No. 5.


                  (vi) Powers of Attorney (Marc Costantini, Diana Scott, Warren Thomson) - Incorporated by reference to Exhibit (15)(vi) to Post Effective Amendment No. 7





Item 25. Directors and Officers of the Depositor.

     OFFICERS AND DIRECTORS OF JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NAME AND PRINCIPAL BUSINESS ADDRESS        POSITION WITH DEPOSITOR
-----------------------------------        -----------------------
John D. DesPrez III*                       Director and Chairman of the Board of Directors, President
Alison Alden*                              Executive Vice President, Human Resources & Communications, Director
James Boyle*                               President, Individual Wealth Management, Director
Robert A. Cook*                            President, U.S. Insurance; Director
Peter Copestake**                          Vice President, Treasurer
James D. Gallagher*                        Executive Vice President, Secretary and General Counsel
Donald Guloien**                           Executive Vice President and Chief Investment Officer
Norman Light**                             Vice President and Chief Financial Officer, Investments
Steven Mannik**                            President, Reinsurance
James O'Malley**                           President, U.S. Group Pension; Director
John Ostler**                              Director
Rex Schlaybaugh, Jr.**                     Director
Marc Costantini*                           Executive Vice President and Chief Financial Officer
Warren Thomson**                           Senior Vice President, Investments, Director
Diana Scott*                               Director, Executive Vice President & Chief Administrative Officer
Denis Turner**                             Senior Vice President and Controller

*Principal business office is 601 Congress Street, Boston, MA  02210

**Principal business office is 200 Bloor Street, Toronto, Canada M4W 1E5

Item 26. Persons Controlled by or Under Common Control with Depositor or Registrant.

                         MANULIFE FINANCIAL CORPORATION
                           CORPORATE ORGANIZATION LIST
                               ACTIVE CORPORATIONS
                               AS OF JUNE 30, 2004

                                                                     LEGAL             % OF        JURISDICTION OF
AFFILIATE                                                             ID              EQUITY        INCORPORATION
---------                                                            -----            ------       ---------------
MANULIFE FINANCIAL CORPORATION                                          2               100            CANADA
  John Hancock Financial Services, Inc.                                 3               100            Delaware
  The Manufacturers Life Insurance Company                              1               100            Canada
     Manulife Bank of Canada                                           58               100            Canada
     Manulife Financial Services Inc.                                 199               100            Canada
     Manulife Securities International Ltd.                            79               100            Canada
     Enterprise Capital Management Inc.                                                  20            Ontario
     Cantay Holdings Inc.                                              51               100            Ontario
     FNA Financial Inc.                                               115               100            Canada
       Elliot & Page Limited                                          116               100            Ontario
     NAL Resources Limited                                            117               100            Alberta
     3550435 Canada Inc.                                              107               100            Canada
       MFC Insurance Company Limited                                  106               100            Canada
       FCM Holdings Inc.                                              104               100            Philippines
     Manulife Canada Ltd.                                             157               100            Canada
     1293319 Ontario Inc.                                             170               100            Ontario
     3426505 Canada Inc.                                              161               100            Canada
     Canaccord Capital Inc.                                                           13.07        British Columbia
     Manulife International Capital Corporation Limited               135               100            Ontario
       Golf Town Canada Inc.                                                          43.43            Canada
       Regional Power Inc.                                            136                80            Canada
       Avotus Corp.                                                                   10.36            Canada
     First North American Insurance Company                           111               100            Canada
     JLOC Holding Company                                                                30         Cayman Islands
     Opportunity Finance Company                                                         30         Cayman Islands
     Resolute Energy Inc.                                                              11.5            Alberta
     SEAMARK Asset Management Ltd.                                    118             35.01            Canada
     NAL Resources Management Limited                                 120               100            Canada
       1050906 Alberta Ltd.                                           127               100            Alberta
     PK Liquidating Company II, LLC                                                      18            Delaware
     Intrepid Energy Corp.                                                               19            Alberta
     Manulife Data Services Inc.                                       81               100            Barbados
     Micro Optics Design Corporation                                                  17.69            Nevada
     Innova LifeSciences Corporation                                                  15.79            Ontario
     2015401 Ontario Inc.                                             140               100            Ontario
     2015500 Ontario Inc.                                             154               100            Ontario
     MFC Global Investment Management (U.S.A.) Limited                156               100            Canada
     Cavalier Cable, Inc.2                                                               78            Delaware
     2024385 Ontario Inc.                                             153               100            Ontario
     6212344 Canada Limited                                           272               100            Canada
     NALC Holdings Inc.3                                              103                50            Ontario
     Manulife Holdings (Alberta) Limited                              201               100            Alberta

                                                                         LEGAL           % OF         JURISDICTION OF
AFFILIATE                                                                 ID            EQUITY         INCORPORATION
---------                                                                -----          ------        ---------------
  Manulife Holdings (Delaware) LLC                                        205              100            Delaware
    The Manufacturers Investment Corporation                               87              100            Michigan
      Manulife Reinsurance Limited                                         67              100            Bermuda
        Manulife Reinsurance (Bermuda) Limited                            203              100            Bermuda
      The Manufacturers Life Insurance Company (U.S.A.)                    19              100            Michigan
        Manulife Service Corporation                                        7              100            Colorado
        Manulife Financial Securities LLC                                   5              100            Delaware
        Manufacturers Securities Services, LLC(4)                          97               60            Delaware
        The Manufacturers Life Insurance Company of New York               94              100            New York
        The Manufacturers Life Insurance Company of America                17              100            Michigan
        Aegis Analytical Corporation                                                     15.41            Delaware
        Manulife Property Management of Washington, D.C., Inc.                             100            Wash., D.C.
        ESLS Investment Limited, LLC                                                        25            Ohio
        Polymerix Corporation                                                             11.4            Delaware
        Ennal, Inc.                                                       124              100            Delaware
        Avon Long Term Care Leaders LLC                                   158              100            Delaware
        Ironside Venture Partners I LLC                                   196              100            Delaware
           NewRiver Investor Communications Inc.                                         11.29            Delaware
        Ironside Venture Partners II LLC                                  197              100            Delaware
        Flex Holding, LLC                                                                 27.7            Delaware
           Flex Leasing I, LLC                                                           99.99            Delaware
        Manulife Leasing Co., LLC                                         150               80            Delaware
        Dover Leasing Investments, LLC                                                      99            Delaware
MFC Global Fund Management (Europe) Limited                                64              100            England
  MFC Global Investment Management (Europe) Limited                                        100            England
WT (SW) Properties Ltd.                                                    82              100            England
Manulife Europe Ruckversicherungs-Aktiengesellschaft                      138              100            Germany
Manulife International Holdings Limited                                   152              100            Bermuda
  Manulife Provident Funds Trust Company Limited                          163              100            Hong Kong
  Manulife Asset Management (Asia) Limited                                 78              100            Barbados
    Manulife Asset Management (Hong Kong) Limited                                          100            Hong Kong
    P.T. Manulife Aset Manajemen Indonesia                                141               85            Indonesia
      P.T. Buanadaya Sarana Informatika(5)                                                  96            Indonesia
  Manulife (International) Limited                                         28              100            Bermuda
    Manulife-Sinochem Life Insurance Co. Ltd.                              43               51            China
Manulife (Vietnam) Limited                                                188              100            Vietnam
The Manufacturers Life Insurance Co. (Phils.), Inc.                       164              100            Philippines
  FCM Plans, Inc.                                                         155              100            Philippines
  Manulife Financial Plans, Inc.                                          187              100            Philippines
P.T. Asuransi Jiwa Manulife Indonesia                                      42               71            Indonesia
             P.T. ASURANSI JIWA ARTA MANDIRI PRIMA                         75              100            Indonesia
             P.T. ASURANSI JIWA MANULIFE PRIMA(6)                                         90.4            Indonesia
             P.T. ASURANSI JIWA MANULIFE INTI(7)                                          95.9            Indonesia
Manulife (Singapore) Pte. Ltd.                                             14              100            Singapore

Manulife Holdings (Bermuda) Limited                                       147              100            Bermuda
  Manulife Management Services Ltd.                                       191              100            Barbados
  Manufacturers P&C Limited                                                36              100            Barbados

                                                                        LEGAL             % OF        JURISDICTION OF
AFFILIATE                                                                ID              EQUITY        INCORPORATION
---------                                                               -----            ------       ---------------
Manulife European Holdings 2003 (Alberta) Limited                        202               100            Alberta
  Manulife European Holdings (Bermuda) Limited                           270               100            Bermuda
    Manulife European Investments (Luxembourg) S.a.r.l.                  271               100            Luxembourg
      Manulife Hungary Holdings Limited(8).                              149                99            Hungary
MLI Resources Inc.                                                       193               100            Alberta
  Manulife Life Insurance Company(9)                                     180                35            Japan
    MFC Global Investment Management (Japan) Limited                     208               100            Japan
  Manulife Century Investments (Bermuda) Limited                         172               100            Bermuda
    Manulife Century Investments (Luxembourg) S.A.                       173               100            Luxembourg
      Manulife Century Investments (Netherlands) B.V.                    174               100            Netherlands
        Manulife Premium Collection Co., Ltd.(10).                       178                57            Japan
        Y.K. Manulife Properties Japan                                   142               100            Japan
        Manulife Century Holdings (Netherlands) B.V.                     195               100            Netherlands

Item 27. Number of Contract Owners.


As of MARCH 31, 2005, there were 102,420 qualified contracts and 85,317 non-qualified contracts of the series offered hereby outstanding.


Item 28. Indemnification.

      Article XII of the Restated Articles of Redomestication of the Company provides as follows:

      No director of this Corporation shall be personally liable to the Corporation or its shareholders or policyholders for monetary damages for breach of the director's fiduciary duty, provided that the foregoing shall not eliminate or limit the liability of a director for any of the following:

            i) a breach of the director's duty or loyalty to the Corporation or its shareholders or policyholders;

            ii) acts or omissions not in good faith or that involve intentional misconduct or knowing violation of law;

            iii) a violation of Sections 5036, 5276 or 5280 of the Michigan Insurance Code, being MCLA 500.5036, 500.5276 and 500.5280;

            iv) a transaction from which the director derived an improper personal benefit; or

            v) an act or omission occurring on or before the date of filing of these Articles of Incorporation.

      If the Michigan Insurance Code is hereafter amended to authorize the further elimination or limitation of the liability of directors. then the liability of a director of the Corporation, in addition to the limitation on personal liability contained herein, shall be eliminated or limited to the fullest extent permitted by the Michigan Insurance Code as so amended. No amendment or repeal of this Article XII shall apply to or have any effect on the liability or alleged liability of any director of the Corporation for or with respect to any acts or omissions of such director occurring prior to the effective date of any such amendment or repeal.

      Notwithstanding the foregoing, Registrant hereby makes the following undertaking pursuant to Rule 484 under the Securities Act of 1933:

            Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 29. Principal Underwriters.

      (a) Set forth below is information concerning other investment companies for which John Hancock Distributors, LLC ("JHD LLC"), the principal underwriter of the contracts, acts as investment adviser or principal underwriter.

NAME OF INVESTMENT COMPANY                                                    CAPACITY IN WHICH ACTING
--------------------------                                                    ------------------------
John Hancock Life Insurance Company (U.S.A.) Separate Account H               Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account A               Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account N               Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account I               Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account L               Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account M               Principal Underwriter
John Hancock Life Insurance Company of New York Separate Account A            Principal Underwriter
John Hancock Life Insurance Company of New York Separate Account B            Principal Underwriter

      (b) John Hancock Life Insurance Company (U.S.A.) is the sole member of JHD LLC and the following officers of John Hancock Life Insurance Company (U.S.A.) have power to act on behalf of JHD LLC: John DesPrez* (Chairman and President), Marc Costantini* (Vice President and Chief Financial Officer) and Jim Gallagher* (Vice President, Secretary and General Counsel). The board of managers of JHD LLC (consisting of Gary Buchanan**, Robert Cook* and John Vrysen***) may also act on behalf of JHD LLC.

            *Principal business office is 601 Congress Street, Boston, MA 02210

            **Principal business office is 200 Bloor Street, Toronto, Canada M4W 1E5

            ***Principal business office is 680 Washington Blvd, Stamford, CT 06901

      (c)   None.

Item 30. Location of Accounts and Records.

      All books and records are maintained at 601 Congress Street, Boston, MA 02110.

Item 31. Management Services.

      None.

Item 32. Undertakings.

      (a) Representation of Insurer Pursuant to Section 26 of the Investment Company Act of 1940

            The Manufacturers Life Insurance Company (U.S.A.) ("Company") hereby represents that the fees and charges deducted under the contracts issued pursuant to this registration statement, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the Company.

      (b) Representation of Registrant Pursuant to Section 403(b) of the Internal Revenue Code of 1986, as amended

            Registrant is relying on a no-action letter issued in connection with funding vehicles for retirement plans meeting the requirements of Section 403(b) of the Internal Revenue Code of 1986, as amended, on November 28, 1988, SEC Reference No. IP-6-88, and is complying with the provisions of paragraphs 1-4 of such no action letter.

                                   SIGNATURES



Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant and the Depositor certify that they meet all the requirements for effectiveness of this post-effective amendment to the Registration Statement pursuant to Securities Act of 1933 Rule 485(b) and they have caused this post-effective amendment to the Registration Statement to be signed on their behalf in the City of Boston, Massachusetts, on this 29th day of April, 2005.





JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)
SEPARATE ACCOUNT H
(Registrant)

By:  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)
     (Depositor)

By:  /s/ John D. DesPrez III
     -----------------------
     John D. DesPrez III
     President

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

By:  /s/ John D. DesPrez III
     -----------------------
     John D. DesPrez III
     President

                                   SIGNATURES


      As required by the Securities Act of 1933, this amended Registration Statement has been signed by the following persons in the capacities with the Depositor on the 29th day of April, 2005.



/s/ John D. DesPrez III                    Director Chairman and President
--------------------------                 (Principal Executive Officer)
John D. DesPrez  III

/s/ Marc Costantini                        Executive Vice President and CFO
--------------------------                 (Principal Financial Officer)
Marc Costantini

*                                          Director, Executive Vice President
--------------------------                 Human Resources and Communications
Alison Alden

*                                          Director, President - U.S. Individual
--------------------------                 Wealth Management
James R. Boyle

*                                          Director, President - U.S. Insurance
--------------------------
Robert A. Cook

*                                          Director, President - U.S. Group
--------------------------                 Pensions
James O'Malley

*                                          Director
--------------------------
John R. Ostler

*                                          Director
--------------------------
Rex Schlaybaugh, Jr.

*                                          Director, Executive Vice President,
--------------------------                 Chief Administrative Officer
Diana Scott

*                                          Director, Executive Vice President -
--------------------------                 Investments
Warren Thomson

/s/ James D. Gallagher
----------------------
JAMES D. GALLAGHER
Pursuant to Power of Attorney

                                  EXHIBIT INDEX


  ITEM NO.                                             DESCRIPTION
  --------                                             -----------
24(b)(10)                      Consent of Ernst & Young